AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 2026
1933 Act File No. 002-73024
1940 Act File No. 811-03213

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Post-Effective Amendment No. 268
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 285
☒

(Check appropriate box or boxes)

NATIONWIDE VARIABLE INSURANCE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

ONE NATIONWIDE PLAZA
MAIL CODE 1-18-102
COLUMBUS, OHIO 43215
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

(614) 435-5787
Registrant’s Telephone Number, including Area Code:

Send Copies of Communications to:
ALLAN J. OSTER, ESQ.	PRUFESH R. MODHERA, ESQ.
ONE NATIONWIDE PLAZA	STRADLEY RONON STEVENS & YOUNG, LLP
COLUMBUS, OHIO 43215	2000 K STREET, N.W., SUITE 700
(NAME AND ADDRESS OF AGENT FOR SERVICE)	WASHINGTON, DC 20006

It is proposed that this filing will become effective: (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 30, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on [date] pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
☐ This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT American Funds Growth Fund
Class II
NVIT American Funds Global Growth Fund
Class I
Class II
NVIT American Funds Growth-Income Fund
Class II
Class P
NVIT American Funds Asset Allocation Fund
Class II
Class P
NVIT American Funds Bond Fund
Class II
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK

2	Fund Summaries
NVIT American Funds Growth Fund
NVIT American Funds Global Growth Fund
NVIT American Funds Growth-Income Fund
NVIT American Funds Asset Allocation Fund
NVIT American Funds Bond Fund
27	How the Funds Invest
NVIT American Funds Growth Fund
NVIT American Funds Global Growth Fund
NVIT American Funds Growth-Income Fund
NVIT American Funds Asset Allocation Fund
NVIT American Funds Bond Fund
37	Risks of Investing in the Funds
45	Fund Management
Master-Feeder Mutual Fund Structure
Investment Adviser to the Master Funds
Master-Feeder Service Provider to the Feeder Funds
Portfolio Management of the Master Funds
Additional Information about the Fund Managers
49	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
53	Distributions and Taxes
54	Additional Information
55	Financial Highlights
1

Fund Summary: NVIT American Funds Growth Fund
Objective
The NVIT American Funds Growth Fund (the “Fund” or “Feeder Fund”) seeks to provide growth of capital.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class II Shares
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver/Expense Reimbursement(2)	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.97%
(1)
The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Growth Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)
Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2027 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$99	$341	$602	$1,350
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 9.70% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its net assets in common stocks and other securities outside the United States, including to a more limited extent, in emerging markets. Although the Master
2

Fund Summary: NVIT American Funds Growth Fund (cont.)
Growth Fund focuses on investments in medium to larger capitalization companies, the Master Growth Fund's investments are not limited to a particular capitalization size. The Master Growth Fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks, and convertible bonds. The Master Growth Fund may have significant investments in particular sectors.
The Master Growth Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Growth Fund’s assets. Under this approach, the portfolio of the Master Growth Fund is divided into segments managed by individual portfolio managers.
The Master Growth Fund relies on the professional judgment of its investment adviser to make decisions about the Master Growth Fund’s portfolio investments. The basic investment philosophy of the Master Growth Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Growth Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Growth Fund. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they are subject to greater credit risk than those
3

Fund Summary: NVIT American Funds Growth Fund (cont.)
of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Growth Fund's investment adviser will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that the loaned securities will not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund will lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund’s investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
9.06%
27.80%
-0.66%
30.28%
51.49%
21.53%
-30.22%
37.95%
31.15%
19.78%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	28.53%	–	2Q 2020
Lowest Quarter:	-23.13%	–	2Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	19.78%	12.94%	17.52%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
4

Fund Summary: NVIT American Funds Growth Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service
Julian N. Abdey	Partner– Capital World Investors, a division of Capital Research	Since 2020
Paul R. Benjamin	Partner– Capital World Investors, a division of Capital Research	Since 2018
Mark L. Casey	Partner– Capital International Investors, a division of Capital Research	Since 2017
Irfan M. Furniturewala	Partner– Capital International Investors, a division of Capital Research	Since 2021
Anne-Marie Peterson	Partner– Capital International Investors, a division of Capital Research	Since 2018
Andraz Razen	Partner– Capital World Investors, a division of Capital Research	Since 2013
Alan J. Wilson	Partner– Capital World Investors, a division of Capital Research	Since 2014
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
5

Fund Summary: NVIT American Funds Global Growth Fund
Objective
The NVIT American Funds Global Growth Fund (the “Fund” or “Feeder Fund”) seeks to provide long-term growth of capital.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees(2)	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses(3)	0.58%	0.58%
Total Annual Fund Operating Expenses	1.05%	1.30%
Fee Waiver/Expense Reimbursement(4)	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.79%	1.04%
(1)
The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Global Growth Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)
The investment adviser to the Master Global Growth Fund is currently waiving a portion of its management fee equal to 0.11% of the Master Global Growth Fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the Master Global Growth Fund’s board of trustees.
(3)
“Other Expenses” for Class I shares is based on estimated amounts for the current fiscal year.
(4)
Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2027 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$308	$554	$1,259
Class II Shares	106	386	688	1,545
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 7.74% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
6

Fund Summary: NVIT American Funds Global Growth Fund (cont.)
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Global Growth Fund invests primarily in common stocks of companies around the world that the Master Global Growth Fund’s investment adviser believes have the potential for growth. The Master Global Growth Fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the Fund may obtain exposure to equity investments in local markets. As the Master Global Growth Fund seeks to invest globally, it will allocate its assets among securities of companies in various countries including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Global Growth Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the Master Global Growth Fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. The Master Global Growth Fund may have significant investments in particular sectors.
The Master Global Growth Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Global Growth Fund’s assets. Under this approach, the portfolio of the Master Global Growth Fund is divided into segments managed by individual portfolio managers.
The Master Global Growth Fund relies on the professional judgment of its investment adviser to make decisions about the Master Global Growth Fund’s portfolio investments. The basic investment philosophy of the Master Global Growth Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Global Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Global Growth Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Global Growth Fund. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In
7

Fund Summary: NVIT American Funds Global Growth Fund (cont.)
addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Global Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Global Growth Fund's investment adviser will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that the loaned securities will not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund will lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund’s investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

60%
40%
20%
0%
-20%
-40%
0.19%
30.97%
-9.42%
34.78%
29.93%
16.00%
-25.05%
22.14%
13.23%
21.21%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	24.21%	–	2Q 2020
Lowest Quarter:	-16.69%	–	2Q 2022
Class I shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class I shares is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class's lower expenses than those of the Fund's Class II shares.
8

Fund Summary: NVIT American Funds Global Growth Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	21.21%	7.82%	11.73%
Class II Shares	21.21%	7.82%	11.73%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
Portfolio Managers
Portfolio Manager	Title	Length of Service
Patrice Collette	Partner– Capital World Investors, a division of Capital Research	Since 2015
Matt Hochstetler	Partner– Capital World Investors, a division of Capital Research	Since 2023
Barbara Burtin	Partner– Capital World Investors, a division of Capital Research	Since 2025
Jason B. Smith	Partner– Capital World Investors, a division of Capital Research	Since 2024
Mathews Cherian	Partner– Capital World Investors, a division of Capital Research	Since 2026
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
9

Fund Summary: NVIT American Funds Growth-Income Fund
Objective
The NVIT American Funds Growth-Income Fund (the “Fund” or “Feeder Fund”) seeks to achieve long-term growth of capital and income.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.56%	0.31%
Total Annual Fund Operating Expenses	1.06%	0.81%
Fee Waiver/Expense Reimbursement(2)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.91%	0.66%
(1)
The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Growth-Income Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)
Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2027 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$93	$322	$570	$1,281
Class P Shares	67	244	435	988
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 18.60% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Growth-Income Fund (the “Master Growth-Income Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Growth-Income Fund invests primarily in common stocks or other equity-type securities, such as
10

Fund Summary: NVIT American Funds Growth-Income Fund (cont.)
preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to larger capitalization companies, the Master Growth-Income Fund's investments are not limited to a particular capitalization or size. The Master Growth-Income Fund may invest up to 15% of its net assets outside the United States, including, to a more limited extent, in emerging markets. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income. The Master Growth-Income Fund may have significant investments in particular sectors.
The Master Growth-Income Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Growth-Income Fund’s assets. Under this approach, the portfolio of the Master Growth-Income Fund is divided into segments managed by individual portfolio managers.
The Master Growth-Income Fund relies on the professional judgment of its investment adviser to make decisions about the Master Growth-Income Fund’s portfolio investments. The basic investment philosophy of the Master Growth-Income Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Growth-Income Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Growth-Income Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Growth-Income Fund. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
 Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Master Growth-Income Fund invests.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant
11

Fund Summary: NVIT American Funds Growth-Income Fund (cont.)
internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they are subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Growth-Income Fund's investment adviser will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that the loaned securities will not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund will lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund’s investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
12

Fund Summary: NVIT American Funds Growth-Income Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
11.09%
21.93%
-2.18%
25.67%
13.08%
23.65%
-16.82%
25.68%
23.76%
17.64%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	19.87%	–	2Q 2020
Lowest Quarter:	-19.86%	–	1Q 2020
The Fund had not commenced offering Class P shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	17.64%	13.48%	13.48%
Class P Shares	17.64%	13.48%	13.48%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)Portfolio Managers
Portfolio Manager	Title	Length of Service
Charles E. Ellwein	Partner– Capital Research Global Investors, a division of Capital Research	Since 2015
Caroline Jones	Partner– Capital Research Global Investors, a division of Capital Research	Since 2020
Brad Barrett	Partner– Capital Research Global Investors, a division of Capital Research	Since 2024
Cheryl E. Frank	Partner– Capital Research Global Investors, a division of Capital Research	Since 2026
Martin Jacobs	Partner– Capital Research Global Investors, a division of Capital Research	Since 2024
Jessica C. Spaly	Partner– Capital Research Global Investors, a division of Capital Research	Since 2024
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
13

Fund Summary: NVIT American Funds Growth-Income Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
14

Fund Summary: NVIT American Funds Asset Allocation Fund
Objective
The NVIT American Funds Asset Allocation Fund (the “Fund” or “Feeder Fund”) seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.26%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.56%	0.31%
Total Annual Fund Operating Expenses	1.07%	0.82%
Fee Waiver/Expense Reimbursement(2)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.92%	0.67%
(1)
The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Asset Allocation Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)
Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2027 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$94	$325	$576	$1,292
Class P Shares	68	247	440	1,000
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 9.54% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 115% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Asset Allocation Fund varies its mix of equity securities, debt securities and money market instruments.
15

Fund Summary: NVIT American Funds Asset Allocation Fund (cont.)
Although the Master Asset Allocation Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund's investments are not limited to a particular capitalization size. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%–80% in equity securities, 20%–50% in debt securities and 0%–40% in money market instruments and cash. As of December 31, 2025, the Master Asset Allocation Fund was approximately 65% invested in equity securities, 31% invested in debt securities and 4% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The Master Asset Allocation Fund may have significant investments in particular sectors.
The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities including U.S. government securities, money market instruments (debt securities maturing in one year or less), and derivatives, such as futures contracts. The Master Asset Allocation Fund may invest up to 15% of its net assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its net assets in debt securities tied economically to countries outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Master Asset Allocation Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Asset Allocation Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”
The Master Asset Allocation Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Asset Allocation Fund’s assets. Under this approach, the portfolio of the Master Asset Allocation Fund is divided into segments managed by individual portfolio managers.
The Master Asset Allocation Fund relies on the professional judgment of its investment adviser to make decisions about the Master Asset Allocation Fund’s portfolio investments. The basic investment philosophy of the Master Asset Allocation Fund’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Master Asset Allocation Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Asset
Allocation Fund may engage in frequent and active trading of portfolio securities. The Master Asset Allocation Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Asset Allocation Fund. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
 Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Master Asset Allocation Fund invests.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. Falling interest rates may cause an issuer to redeem, call or refinance a debt
16

Fund Summary: NVIT American Funds Asset Allocation Fund (cont.)
security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Master Asset Allocation Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Master Asset Allocation Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Master Asset Allocation Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Master Asset Allocation Fund are securities with shorter maturities and higher quality than those typically of bonds.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.
Asset allocation risk – the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the Fund to underperform relative to relevant benchmarks and other funds with a similar investment objective.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial,
17

Fund Summary: NVIT American Funds Asset Allocation Fund (cont.)
market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Asset Allocation Fund's investment adviser will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that the loaned securities will not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the Fund will lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund’s investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and two additional indexes. The additional indexes have characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the S&P 500® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
18

Fund Summary: NVIT American Funds Asset Allocation Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
9.00%
15.79%
-4.98%
20.78%
12.00%
14.71%
-13.74%
13.84%
16.00%
15.41%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	13.72%	–	2Q 2020
Lowest Quarter:	-13.61%	–	1Q 2020
The Fund had not commenced offering Class P shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	15.41%	8.56%	9.36%
Class P Shares	15.41%	8.56%	9.36%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
60%/40% S&P 500® Index/Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	13.76%	8.49%	9.85%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
Portfolio Managers
Portfolio Manager	Title	Length of Service
Alan N. Berro	Partner– Capital World Investors, a division of Capital Research	Since 2000
Tom Chow	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2024
Emme Kozloff	Partner– Capital World Investors, a division of Capital Research	Since 2021
Jin Lee	Partner– Capital World Investors, a division of Capital Research	Since 2018
John R. Queen	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2016
Justin Toner	Partner– Capital World Investors, a division of Capital Research	Since 2016
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
19

Fund Summary: NVIT American Funds Asset Allocation Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
20

Fund Summary: NVIT American Funds Bond Fund
Objective
The NVIT American Funds Bond Fund (the “Fund” or “Feeder Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital.
Fees and Expenses(1)
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class II Shares
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver/Expense Reimbursement(2),(3)	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%
(1)
The Fees and Expenses table and the Example below reflect the aggregate expenses of both the Master Bond Fund (as described in the Principal Investment Strategies section below) and the Fund.
(2)
The investment adviser to the Master Bond Fund is currently waiving a portion of its management fee equal to 0.16% of the Master Bond Fund’s net assets. This waiver will be in effect through at least May 1, 2027. The waiver may only be modified or terminated with the approval of the Master Bond Fund’s board of trustees.
(3)
Nationwide Fund Management LLC, the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2027 and may be renewed at that time.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$87	$338	$608	$1,381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As set forth in the Financial Highlights of the Fund, during the most recent fiscal year, the Fund’s portfolio turnover rate was 16.01% of the average value of its portfolio. As set forth in the Financial Highlights of the Master Fund (as defined below), during the most recent fiscal year, the Master Fund’s portfolio turnover rate was 247% of the average value of its portfolio.
21

Fund Summary: NVIT American Funds Bond Fund (cont.)
Principal Investment Strategies
The Fund invests all of its assets in the Class 1 shares of The Bond Fund of America (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Bond Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the Master Bond Fund invests at least 80% of its net assets in bonds and other debt securities which may be represented by derivatives. The Master Bond Fund invests at least 60% of its net assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations (“NRSROs”) designated by the Master Bond Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser, and in government securities, money market instruments, cash or cash equivalents. The Master Bond Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Master Bond Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Master Bond Fund may use futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or market index.
The Master Bond Fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Master Bond Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”
The Master Bond Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Bond Fund’s assets. Under this approach, the portfolio of the Master Bond Fund is divided into segments managed by individual portfolio managers.
The Master Bond Fund relies on the professional judgment of its investment adviser to make decisions about the Master Bond Fund’s portfolio investments. The basic investment philosophy of the Master Bond Fund’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good long-term investment opportunities. Securities may be sold when the Master Bond Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Bond Fund may engage in active and frequent trading of securities. The Master Bond Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Bond Fund. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates
22

Fund Summary: NVIT American Funds Bond Fund (cont.)
that change at preset times based on changes to the specific measure.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Master Bond Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Master Bond Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Master Bond Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
23

Fund Summary: NVIT American Funds Bond Fund (cont.)
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Inflation-protected securities risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Future delivery contracts risk – The Fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. The Fund may choose to roll these transactions in lieu of settling them.
When the Fund rolls the purchase of these types of future delivery transactions, the Fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the Fund rolls the sale of these transactions rather than settling them, the Fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the Fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the Fund.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market
24

Fund Summary: NVIT American Funds Bond Fund (cont.)
value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Master-feeder structure risk – other “feeder” funds also may invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Bond Fund's investment adviser will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy will select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund’s investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
2.65%
3.21%
-1.07%
8.98%
9.21%
-0.72%
-12.80%
4.50%
0.82%
6.73%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.54%	–	4Q 2023
Lowest Quarter:	-5.31%	–	1Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	6.73%	-0.54%	1.96%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Lipper Core Bond Funds Average (reflects no deduction for fees and expenses)	7.11%	-0.34%	2.11%
Portfolio Management
Investment Adviser to the Master Funds
Capital Research and Management CompanySM (“Capital Research”)
25

Fund Summary: NVIT American Funds Bond Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service
Pramod Atluri	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2016
John R. Queen	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2025
David A. Hoag	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2007
Fergus N. MacDonald	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2021
Chitrang Purani	Partner– Capital Fixed Income Investors, a division of Capital Research	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
26

How the Funds Invest: NVIT American Funds Growth Fund
Objective and Principal Investment Strategies
The NVIT American Funds Growth Fund seeks to provide growth of capital. This objective may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company.
The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities outside the United States, including, to a more limited extent, in emerging markets. The Master Growth Fund may have significant investments in particular sectors. Although the Master Growth Fund focuses on investments in medium to larger capitalization companies, the Master Growth Fund’s investments are not limited to a particular capitalization size. The Master Growth Fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks, and convertible bonds.
The Master Growth Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Growth Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Growth Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Growth Fund shares. For temporary defensive purposes, the Master Growth Fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the Master Growth Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Growth Fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asst class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered to the Master Growth Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Growth Fund’s investment adviser and its affiliates. Central
Funds do not charge management fees. As a result, the Master Growth Fund does not bear additional management fees when investing in Central Funds, but the Master Growth Fund bears its proportionate share of Central Funds expenses. The investment results of the portions of the Master Growth Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Growth Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
The Master Growth Fund relies on the professional judgment of the investment adviser to make decisions about the Master Growth Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Growth Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Fund’s assets in any master fund, including the Master Growth Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, FOREIGN SECURITIES RISK, LENDING OF PORTFOLIO SECURITIES RISK, MANAGEMENT RISK, MARKET RISK, MASTER-FEEDER STRUCTURE RISK, PREFERRED STOCK RISK, SECTOR
27

How the Funds Invest: NVIT American Funds Growth Fund (cont.)
RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 37.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
28

How the Funds Invest: NVIT American Funds Global Growth Fund
Objective and Principal Investment Strategies
The NVIT American Funds Global Growth Fund seeks to provide long-term growth of capital. This objective may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Global Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company.
The Master Global Growth Fund invests primarily in common stocks of companies around the world that the investment adviser believes have the potential for growth. The Master Global Growth Fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the Master Global Growth Fund may obtain exposure to equity investments in local markets. As a fund that seeks to invest globally, the Master Global Growth Fund will allocate its assets among securities of companies in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the Master Global Growth Fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the Master Global Growth Fund’s investment adviser, in which case 30% or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. The Master Global Growth Fund may have significant investments in particular sectors.
The Master Global Growth Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Global Growth Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Global Growth Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Global Growth Fund shares. For temporary defensive purposes, the Master Global Growth Fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the Master Global Growth Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Global Growth Fund may invest in certain other funds managed by the investment adviser or its affiliates
(“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bond and other securities. Shares of Central Funds are only offered for purchase to the Master Global Growth Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Global Growth Fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the Master Global Growth Fund does not bear additional management fees when investing in Central Funds, but the Master Global Growth Fund bears its proportionate share of Central Funds expenses. The investment results of the portions of the Master Global Growth Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Global Growth Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
The Master Global Growth Fund relies on the professional judgment of the investment adviser to make decisions about the Master Global Growth Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Global Growth Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Fund’s assets in any master fund, including the Master Global Growth Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
29

How the Funds Invest: NVIT American Funds Global Growth Fund (cont.)
In addition, the Fund is subject to EQUITY SECURITIES RISK, EMERGING MARKETS RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, FOREIGN SECURITIES RISK, LENDING OF PORTFOLIO SECURITIES RISK, MANAGEMENT RISK, MARKET RISK, MASTER-FEEDER STRUCTURE RISK, SECTOR RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 37.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
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How the Funds Invest: NVIT American Funds Growth-Income Fund
Objective and Principal Investment Strategies
The NVIT American Funds Growth-Income Fund seeks to achieve long-term growth of capital and income. This objective may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company.
The Master Growth-Income Fund invests primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to larger capitalization companies, the Master Growth-Income Fund’s investments are not limited to a particular capitalization size. The Master Growth-Income Fund may invest up to 15% of its net assets outside the United States, including, to a more limited extent, in emerging markets. The Master Growth-Income Fund may have significant investments in particular sectors. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.
Investors in the Master Growth-Income Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Growth-Income Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Growth-Income Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Growth-Income Fund shares. For temporary defensive purposes, the Master Growth-Income Fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the Master Growth-Income Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Growth-Income Fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Growth-Income Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Growth-Income Fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the Master Growth-Income Fund does not bear additional management fees when investing in Central Funds, but the Master Growth-Income Fund bears its proportionate share of Central Funds expenses. The investment results of the portions of the Master Growth-Income Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Growth-Income Fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
The Master Growth-Income Fund relies on the professional judgment of the investment adviser to make decisions about the Master Growth-Income Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Master Growth-Income Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Fund’s assets in any master fund, including the Master Growth-Income Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity and debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, EMERGING MARKETS RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LENDING OF PORTFOLIO SECURITIES
31

How the Funds Invest: NVIT American Funds Growth-Income Fund (cont.)
RISK, MANAGEMENT RISK, MARKET RISK, MASTER-FEEDER STRUCTURE RISK, PREFERRED STOCK RISK, SECTOR RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 37.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
32

How the Funds Invest: NVIT American Funds Asset Allocation Fund
Objective and Principal Investment Strategies
The NVIT American Funds Asset Allocation Fund seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term. This objective may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company.
The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities including U.S. government securities, money market instruments (debt securities maturing in one year or less), and derivatives such as futures contracts and swaps. In seeking to pursue its investment objective, the Master Asset Allocation Fund varies its mix of equity securities, debt securities and money market instruments. Although the Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash. As of December 31, 2025, the Master Asset Allocation Fund was approximately 65% invested in equity securities, 31% invested in debt securities and 4% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.
The Master Asset Allocation Fund may invest up to 15% of its net assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its net assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”
Investors in the Master Asset Allocation Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Master Asset Allocation Fund may invest in derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset
(such as a stock, bond or currency), a reference rate or a market index.
The Master Asset Allocation Fund may invest in futures contracts and interest rate swaps in order to seek to manage the fund's sensitivity to interest rates. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, a prime rate or other benchmark.
The Master Asset Allocation Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Asset Allocation Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Asset Allocation Fund shares. For temporary defensive purposes, the Master Asset Allocation Fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the Master Asset Allocation Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Asset Allocation Fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Asset Allocation Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Asset Allocation Fund’s investment adviser and its affiliates. Central Funds do not charge management fees. As a result, the Master Asset Allocation Fund does not bear additional management fees when investing in Central Funds, but the Master Asset Allocation Fund bears its proportionate share of Central Funds expenses. The investment results of the portions of the Master Asset Allocation Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Asset Allocation Fund may also lend portfolio securities to brokers, dealers and other institutions that
33

How the Funds Invest: NVIT American Funds Asset Allocation Fund (cont.)
provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
The Master Asset Allocation Fund relies on the professional judgment of the investment adviser to make decisions about the Master Asset Allocation Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Asset Allocation Fund may engage in frequent and active trading of portfolio securities.
The Master Asset Allocation Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Fund’s assets in any master fund, including the Master Asset Allocation Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity and debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET ALLOCATION RISK, CASH POSITION RISK, CREDIT RISK, DERIVATIVES RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LENDING OF PORTFOLIO SECURITIES RISK, LIQUIDITY RISK, MANAGEMENT RISK, MARKET RISK, MASTER-FEEDER STRUCTURE RISK, MONEY MARKET RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, SECTOR RISK, SMALLER COMPANY RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 37.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
34

How the Funds Invest: NVIT American Funds Bond Fund
Objective and Principal Investment Strategies
The NVIT American Funds Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company.
The Master Bond Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the Master Bond Fund invests at least 80% of its net assets in bonds and other debt securities, which may be represented by derivatives. This policy is subject to change only upon 60 days’ written notice to shareholders. The Master Bond Fund invests at least 60% of its net assets in debt securities (excluding derivatives) rated A3 or better or A– or better by Nationally Recognized Statistical Rating Organizations (“NRSROs”) designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser, and in government securities, money market instruments, cash or cash equivalents. The Master Bond Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Master Bond Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Master Bond Fund may use futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or market index.
The Master Bond Fund may use futures contracts and interest rate swaps in order to seek to manage the Master Bond Fund’s sensitivity to interest rates, and in credit default swap indices (“CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.
The Master Bond Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Master Bond Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.
The Master Bond Fund may invest up to 5% of its net assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Master Bond Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser. Such securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”
The Master Bond Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the Master Bond Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Bond Fund shares. For temporary defensive purposes, the Master Bond Fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest a substantial portion of the Master Bond Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Bond Fund may invest in certain other funds managed by the investment adviser or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to the Master Bond
35

How the Funds Invest: NVIT American Funds Bond Fund (cont.)
Fund’s investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the Master Bond Fund’s investment adviser and its affiliates. Central Funds do not charge management fee. As a result, the Master Bond Fund does not bear additional management fees when investing in Central Funds, but the Master Bond Fund bears its proportionate share of Central Funds expenses. The investment results of the portions of the Master Bond Fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Master Bond Fund relies on the professional judgment of the investment adviser to make decisions about the Master Bond Fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Bond Fund may engage in frequent and active trading of portfolio securities.
The Master Bond Fund’s investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Fund’s assets in any master fund, including the Master Bond Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CASH POSITION RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, FOREIGN SECURITIES RISK, FUTURE DELIVERY CONTRACTS RISK, HIGH-YIELD BONDS RISK, INFLATION-PROTECTED SECURITIES RISK, INTEREST RATE RISK, INTEREST RATE SWAPS RISK, LIQUIDITY RISK, MANAGEMENT RISK, MARKET RISK, MASTER-FEEDER STRUCTURE RISK, MORTGAGE- AND ASSET-
BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK and U.S. GOVERNMENT SECURITIES RISK each of which is described in the section “Risks of Investing in the Funds” beginning on page 37.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
36

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Asset-backed securities risk – like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Master Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Master Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Asset allocation risk – the NVIT American Funds Asset Allocation Fund is subject to different levels and combinations of risk based on the Master Asset Allocation Fund’s actual allocation among the various asset classes. The Fund will be affected by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Master Asset Allocation Fund’s investment allocation to it.
Cash position risk – a Master Fund may hold significant positions in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings will negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Master Fund's investment adviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Master Fund's investment adviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
37

Risks of Investing in the Funds (cont.)
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of the Master Fund's investment adviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Forward currency contracts – the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to a Fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose a Fund to potential gains and losses in excess of the initial amount invested.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
Interest rate swaps – the use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations
38

Risks of Investing in the Funds (cont.)
under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of a credit default swap generally are privately negotiated by the Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Leverage – leverage is created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that is several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund's share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund's investments. Further, the use of leverage typically requires a Fund to make margin payments, which might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
39

Risks of Investing in the Funds (cont.)
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Environmental, Social and Governance investing risk – a Fund's environmental, social and corporate governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than investment performance, carries the risk that the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Master Fund's investment adviser or any judgment exercised by the investment adviser will reflect the opinions of any particular investor, and the factors utilized by the investment adviser may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices.
In evaluating an issuer, the investment adviser is dependent upon information and data obtained through voluntary or third-party reporting that may be limited, incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause the investment adviser to incorrectly assess an issuer’s business practices with respect to its ESG practices. Further, different methodologies are used by the various data sources that provide ESG data. Socially responsible norms differ by region, and an issuer’s ESG practices or the investment adviser's assessment of an issuer’s ESG practices may change over time.
Equity securities risk – a Fund could lose value if the individual equity securities in which the Master Fund has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by a Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a Master Fund invests.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
40

Risks of Investing in the Funds (cont.)
Foreign custody – a Master Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Master Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Master Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Master Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Future delivery contracts risk – The Fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage-backed securities for settlement at a future date and predetermined price. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered. The Fund may choose to roll these transactions in lieu of settling them.
When the Fund rolls the purchase of these types of future delivery transactions, the Fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the Fund rolls the sale of these transactions rather than settling them, the Fund simultaneously purchases the mortgage-
backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the Fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the Fund.
High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities is considered speculative and may subject the Funds to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Therefore, Master Funds that invest in high-yield bonds are subject to the following risks:
●increased price sensitivity to changing interest rates and to adverse economic and business developments;
●greater risk of loss due to default or declining credit quality;
●greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and
●negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Master Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on a Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the
41

Risks of Investing in the Funds (cont.)
prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Inflation rates may change frequently and significantly as a result of various factors and a Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund.
Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities are callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund's income. Like other debt securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
Inflation-protected securities risk – because of the inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The values of inflation-protected securities also normally decline when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury bond is yielding 5%, and inflation is 2%, the real interest rate is 3%. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. If the index measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Any increase in the principal amount of an inflation-protected security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity. This means that the Fund could be required to make annual distributions to shareholders that exceed the amount of cash the Fund has received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. If the principal value of an inflation-linked bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. There also may be a delay between the time a change to the rate of inflation occurs and the time the adjustment for inflation is reflected in the value of the inflation-protected securities. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index will be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Although inflation-protected securities may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation or a lower level of inflation. If inflation is lower than expected during the period the Fund holds an inflation-protected security, the Fund may earn less on the security than on a conventional bond.
Lending of portfolio securities risk – Securities lending involves risks, including the risk that loaned securities will not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, a Fund will lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
Liquidity risk – the risk that a Master Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that the Master Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Master Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Master Fund may be forced to sell securities at unfavorable times and conditions. Master Funds that invest in foreign securities and fixed-income securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment
42

Risks of Investing in the Funds (cont.)
categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Management risk – the investment adviser to each Master Fund actively manages such Master Fund’s investments. Consequently, each Fund is subject to the risk that the methods and analyses employed by the Master Fund’s investment adviser will not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Master-feeder structure risk – other “feeder” funds also may invest in one of the Master Funds. A larger feeder fund will have more voting power than the Fund over the operations of a Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the remaining feeder fund shareholders, including a Fund. You also should refer to the Master Funds’ prospectus that you received along with your Fund’s prospectus. Additionally, when you request a copy of the Funds’ SAI, you also will receive, free of charge, a copy of the Master Funds’ SAI.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by the Master Bond Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Master Asset Allocation Fund are securities with shorter maturities and higher quality than those typically of bonds.
Portfolio turnover risk – the portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in capital gains distributions to a Fund’s shareholders (tax
43

Risks of Investing in the Funds (cont.)
implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund may not recover the premium, resulting in a capital loss.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks also are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, if a Fund emphasizes one or more industries or economic sectors, it will be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
U.S. government securities risk – securities backed by the U.S. Treasury or the full faith and credit of the
U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Selective Disclosure of Portfolio Holdings
The Funds
A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. However, under the master-feeder structure, the Funds' sole portfolio holding is shares in its corresponding Master Fund.
The Master Funds
A description of the Master Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Master Funds’ SAI. When you request a copy of a Feeder Fund’s SAI, you also will receive, free of charge, a copy of the Master Fund’s SAI. Under such policies and procedures, the Master Funds’ complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website (www.americanfunds.com) no earlier than the 10th day after the end of such calendar quarter. In addition, the Master Funds’ list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after the end of such month.
44

Fund Management
Master-Feeder Mutual Fund Structure
Each Fund described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all of its investment assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (“American Funds”). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the investment return of each Fund corresponds directly to that of its Master Fund. The differences in objectives and policies among each of the Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Shares of the Master Funds are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Funds.
As feeder funds, the Funds do not have an investment adviser of their own because each Fund’s assets are invested directly in its respective Master Fund’s portfolio, which is managed by Capital Research and Management CompanySM (“Capital Research”), the Master Funds’ investment adviser. Under the master-feeder structure, however, each Fund may withdraw its entire investment from its corresponding Master Fund if the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and the “Board,” respectively) determines that it is in the best interests of the Fund and its shareholders to do so. Nevertheless, investment of each Fund’s assets in its corresponding Master Fund is not a fundamental policy of any Fund and a shareholder vote is not required for any Fund to withdraw its entire investment from its corresponding Master Fund.
Nationwide Fund Management LLC (“Nationwide”), as the Funds’ master-feeder service provider, will provide the non-investment management services for the Funds that are normally provided by a fund’s investment adviser with the exception of providing investment advice.
Because each Fund invests all of its assets in a Master Fund, the Fund and its shareholders will bear the fees and expenses of both the Fund and the Master Fund in which it invests, with the result that the Fund’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Fund, will pay their proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Funds.
Information about the Master Funds and Capital Research is based on information provided by Capital Research or derived from the American Funds disclosure documents. Such information is qualified in its entirety by reference to the prospectus and SAI of each Master Fund.
Funds and Master Funds
Each Master Fund is a series of American Funds Insurance Series®. Each Fund’s corresponding Master Fund is listed below:
Feeder Fund	American Funds Master Fund
NVIT American Funds Growth Fund	Growth Fund
NVIT American Funds Global Growth Fund	Global Growth Fund
NVIT American Funds Growth- Income Fund	Growth-Income Fund
NVIT American Funds Asset Allocation Fund	Asset Allocation Fund
NVIT American Funds Bond Fund	The Bond Fund of America
The NVIT American Funds Growth Fund, NVIT American Funds Global Growth Fund, NVIT American Funds Growth-Income Fund, NVIT American Funds Asset Allocation Fund, and NVIT American Funds Bond Fund may each hereinafter be referred to as a “Feeder Fund” or collectively as the “Feeder Funds.” Nationwide is considered the master-feeder service provider to the Feeder Funds under the master-feeder structure.
Investment Adviser to the Master Funds
Capital Research, an experienced investment management organization founded in 1931, serves as the investment adviser to the Master Funds and to other mutual funds, including those in the American Funds. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research manages the investment fund and business affairs of the Master Funds.
Capital Research manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions– Capital International Investors, Capital Research Global Investors and Capital World Investors– make investment decisions independently of one another.
The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of its subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed-income investment division in the future and
45

Fund Management (cont.)
engage it to provide day-to-day investment management of fixed-income assets. Capital Research and the Master Funds have received an exemptive order from the SEC that allows Capital Research to use, upon approval of the Master Funds’ Board of Trustees, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services.
Each Master Funds’ shareholders approved this arrangement; however, there is no assurance that Capital Research will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.
In addition, shareholders of the Master Funds approved a proposal to reorganize the American Funds Insurance Series® from a Massachusetts business trust into a Delaware statutory trust. However, as of the date of this Prospectus, the American Funds Insurance Series® has elected to delay implementing the reorganization.
The annual management fee paid to Capital Research for the year ended December 31, 2025, expressed as a percentage of each Master Fund’s average daily net assets was as follows:
Fund	Actual Management Fee Paid
NVIT American Funds Asset Allocation Fund	0.10%
NVIT American Funds Bond Fund	0.10%
NVIT American Funds Global Growth Fund	0.10%
NVIT American Funds Growth Fund	0.10%
NVIT American Funds Growth-Income Fund	0.10%
A discussion regarding the basis for the Master Funds’ Board of Trustees’ approval of the investment advisory agreement for the Master Funds is available in the Master Funds’ semi-annual reports filed on Form N-CSR, which cover the period ending June 30, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Master Funds' website. The Master Funds’ Investment Company Act File number is 811-03857.
Master-Feeder Service Provider to the Feeder Funds
Because each Fund invests all of its assets in a Master Fund which is managed by the Master Funds’ investment adviser, the Funds do not have an investment adviser of their own. Nationwide Fund Management LLC (“Nationwide”), One Nationwide Plaza, Columbus, OH 43215 serves as the master-feeder service provider for each of the Feeder Funds under the master-feeder structure. Consequently, Nationwide provides those non-investment management services typically provided as ancillary services by a fund’s investment adviser. Nationwide was organized in 1999.
Nationwide will provide master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund; (iii) coordination with the Master Fund’s Board of Trustees, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund’s registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Fund’s board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund’s officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Fund’s officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.
Portfolio Management of the Master Funds
Capital Research uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual portfolio managers at Capital Research. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a Master Fund’s
46

Fund Management (cont.)
portfolio. Investment decisions are subject to a Master Fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and its investment divisions.
The portfolio managers primarily responsible for the day-to-day management of the Master Funds’ portfolios are listed below:
Master Growth Fund Team Members
Julian N. Abdey is a Partner of Capital World Investors. Mr. Abdey has been employed in the investment management area of Capital Research or its affiliates since 2002. Mr. Abdey has been an equity portfolio manager for the Master Growth Fund since 2020 and previously served as an investment analyst on the Master Growth Fund since 2005.
Paul R. Benjamin is a Partner of Capital World Investors. Mr. Benjamin has been employed in the investment management area of Capital Research or its affiliates since 2005. Mr. Benjamin has been an equity portfolio manager for the Master Growth Fund since 2018 and previously served as an investment analyst on the Master Growth Fund since 2006.
Mark L. Casey is a Partner of Capital International Investors. Mr. Casey has been employed in the investment management area of Capital Research or its affiliates since 2000. Mr. Casey has been an equity portfolio manager for the Master Growth Fund since 2017 and previously served as an investment analyst on the Master Growth Fund since 2005.
Anne-Marie Peterson is a Partner of Capital International Investors. Ms. Peterson has been employed in the investment management area of Capital Research or its affiliates since 2005. Ms. Peterson has been an equity portfolio manager for the Master Growth Fund Since 2018 and previously served as an investment analyst on the Master Growth Fund since 2007.
Andraz Razen is a Partner of Capital World Investors. Mr. Razen has been employed in the investment management area of Capital Research or its affiliates since 2004. Mr. Razen has been an equity portfolio manager for the Master Growth Fund since 2012 and previously served as an investment analyst on the Master Growth Fund since 2009.
Alan J. Wilson is a Partner of Capital World Investors. Mr. Wilson has been employed in the investment management area of Capital Research or its affiliates since 1991. Mr. Wilson has been an equity portfolio manager for the Master Growth Fund since 2014.
Irfan M. Furniturewala is a Partner of Capital International Investors. Mr. Furniturewala has been employed in the investment management area of Capital Research or its affiliates since 2001. Mr. Furniturewala has been an equity portfolio manager for the Master Growth Fund since 2021 and previously served as an investment analyst on the Master Growth Fund since 2018.
Master Global Growth Fund Team Members
Patrice Collette is a Partner of Capital World Investors. Mr. Collette has been employed in the investment management area of Capital Research or its affiliates since 2000. Mr. Collette has been an equity portfolio manager for the Master Global Growth Fund since 2015 and previously served as an investment analyst on the Master Global Growth Fund since 2001.
Matt Hochstetler is a Partner of Capital World Investors. Mr. Hochstetler has been employed in the investment management area of Capital Research or its affiliates since 2014. Mr. Hochstetler has been an equity portfolio manager for the Master Global Growth Fund since 2023.
Barbara Burtin is a Partner of Capital World Investors. Ms. Burtin has been employed in the investment management area of Capital Research or its affiliates since 2008. Ms. Burtin has been an equity portfolio manager for the Master Global Growth Fund since 2025.
Jason B. Smith is a Partner of Capital World Investors. Mr. Smith has been employed in the investment management area of Capital Research or its affiliates since 2006. Mr. Smith has been an equity portfolio manager for the Master Global Growth Fund since 2024 and previously served as an investment analyst on the Master Global Growth Fund since 2006.
Mathews Cherian is a Partner of Capital World Investors. Mr. Cherian has been employed in the investment management area of Capital Research or its affiliates since 2004. Mr. Cherian has been an equity portfolio manager for the Master Global Growth Fund since 2026 and previously served as an investment analyst on the Master Global Growth Fund since 2005.
Master Growth-Income Fund Team Members
Charles E. Ellwein is a Partner of Capital Research Global Investors. Mr. Ellwein has been employed in the investment management area of Capital Research or its affiliates since 2006. Mr. Ellwein has been a portfolio manager for the Master Growth-Income Fund since 2015 and previously served as an investment analyst on the Master Growth-Income Fund since 2006.
Caroline Jones is a Partner of Capital Research Global Investors. Ms. Jones has been employed in the investment management area of Capital Research or its affiliates since 2004. Ms. Jones has been a portfolio manager for the Master Growth-Income Fund since 2020 and previously served as an investment analyst on the Master Growth-Income Fund since 2011.
47

Fund Management (cont.)
Brad Barrett is a Partner of Capital Research Global Investors. Mr. Barrett has been employed in the investment management area of Capital Research or its affiliates since 2000. Mr. Barrett has been a portfolio manager for the Master Growth-Income Fund since 2024 and previously served as an investment analyst on the Master Growth-Income Fund since 2004.
Cheryl E. Frank is a Partner of Capital Research Global Investors. Ms. Frank has been employed in the investment management area of Capital Research or its affiliates since 2002. Ms. Frank has been a portfolio manager for the Master Growth-Income Fund since 2026 and previously served as an investment analyst on the Master Growth-Income Fund since 2014.
Martin Jacobs is a Partner of Capital Research Global Investors. Mr. Jacobs has been employed in the investment management area of Capital Research or its affiliates since 2001. Mr. Jacobs has been a portfolio manager for the Master Growth-Income Fund since 2024 and previously served as an investment analyst on the Master Growth-Income Fund since 2018.
Jessica C. Spaly is a Partner of Capital Research Global Investors. Ms. Spaly has been employed in the investment management area of Capital Research or its affiliates since 2003. Ms. Spaly has been a portfolio manager for the Master Growth-Income Fund since 2024 and previously served as an investment analyst on the Master Growth-Income Fund since 2004.
Master Asset Allocation Fund Team Members
Alan N. Berro is a Partner of Capital World Investors. Mr. Berro has been employed in the investment management area of Capital Research or its affiliates since 1991. Mr. Berro has been an equity portfolio manager for the Master Asset Allocation Fund since 2000.
Tom Chow is a Partner of Capital Fixed Income Investors. Mr. Chow has been employed in the investment management area of Capital Research or its affiliates since 2015. Mr. Chow has been a fixed-income portfolio manager for the Master Asset Allocation Fund since 2024.
Emme Kozloff is a Partner of Capital World Investors. Ms. Kozloff has been employed in the investment management area of Capital Research or its affiliates since 2006. Ms. Kozloff has been an equity portfolio manager for the Master Asset Allocation Fund since 2021.
Jin Lee is a Partner of Capital World Investors. Mr. Lee has been employed in the investment management area of Capital Research or its affiliates since 1997. Mr. Lee has been an equity portfolio manager for the Master Asset Allocation Fund since 2018.
John R. Queen is a Partner of Capital Fixed Income Investors. Mr. Queen has been employed in the investment management area of Capital Research or its affiliates since 2002. Mr. Queen has been a fixed-income portfolio manager for the Master Asset Allocation Fund since 2016.
Justin Toner is a Partner of Capital World Investors. Mr. Toner has been employed in the investment management area of Capital Research or its affiliates since 2001. Mr. Toner has been an equity portfolio manager for the Master Asset Allocation Fund since 2016.
Master Bond Fund Team Members
Pramod Atluri is a Partner of Capital Fixed Income Investors. Mr. Atluri has been employed in the investment management area of Capital Research or its affiliates since 2016. Mr. Atluri has been a fixed-income portfolio manager for the Master Bond Fund since 2016.
David A. Hoag is a Partner of Capital Fixed Income Investors. Mr. Hoag has been employed in the investment management area of Capital Research or its affiliates since 1991. Mr. Hoag has been a fixed-income portfolio manager for the Master Bond Fund since 2007.
Fergus N. MacDonald is a Partner of Capital Fixed Income Investors. Mr. MacDonald has been employed in the investment management area of Capital Research or its affiliates since 2003. Mr. MacDonald has been a fixed-income portfolio manager for the Master Bond Fund since 2021.
Chitrang Purani is a Partner of Capital Fixed Income Investors. Mr. Purani has been employed in the investment management area of Capital Research or its affiliates since 2022. Mr. Purani has been a fixed-income portfolio manager for the Master Bond Fund since 2023. Mr. Purani has been an Investment professional since 2004.
John R. Queen is a Partner of Capital Fixed Income Investors. Mr. Queen has been employed in the investment management area of Capital Research or its affiliates since 2002. Mr. Queen has been a fixed-income portfolio manager for the Master Bond Fund since 2025.
Additional Information about the Fund Managers
With respect to the individuals listed, the Funds’ SAI (Appendix C) provides additional information about compensation, other accounts managed and ownership of securities in the Funds.
48

Investing with Nationwide Funds
Choosing a Share Class
Class I, Class II and Class P shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies, to fund benefits payable under variable insurance contracts. Insurance companies, including Nationwide, provide additional services necessary for them to receive Rule 12b-1 fees for the sale of Class II and Class P shares.
Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then invests its proceeds in its respective Master Fund which, in turn, buys securities for the Master Fund’s portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Feeder Fund is its net asset value (“NAV”) next determined after the order is received by the Feeder Fund or its agents. No sales charge is imposed on the purchase of a Feeder Fund’s shares;
however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Feeder Fund, less its liabilities. The NAV per share of each class of each Feeder Fund is calculated by taking the NAV of the Master Fund, subtracting the Feeder Fund’s liabilities attributable to the Feeder Fund, and dividing by the number of shares of that class that are outstanding. The NAV is determined at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Feeder Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Feeder Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed
To the extent that a Master or Feeder Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Funds
The NAV of each class of each Fund is determined based upon the NAV of its corresponding Master Funds.
The Master Funds
Each Master Fund calculates its NAV once daily at the close of regular trading on the Exchange (usually 4 p.m. Eastern time) on each day the Exchange is open for trading. If the Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. Eastern Time, the net asset value of each Master Fund will be determined at approximately the time the Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the Exchange but are as of a later time (up to approximately 4 p.m. Eastern Time), for example because the market remains open after the close of the Exchange, those later market quotations and prices will be used in determining a Master Fund’s net asset value.
49

Investing with Nationwide Funds (cont.)
Assets are valued primarily on the basis of market-based quotations. However, the Master Funds have adopted procedures for making “fair value” determinations if these quotations are not readily available or are deemed unreliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the Exchange that, in the opinion of Capital Research, materially affect the value of the portfolio securities of a Master Fund, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in a Master Fund.
Selling Shares
The Funds
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
The Master Funds
Shares of the Master Funds are currently offered only to insurance company separate accounts and feeder funds that themselves are offered only to insurance company separate accounts. All such shares may be purchased or redeemed by the separate accounts or feeder funds at net asset values without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts/feeder funds.
Restrictions on Sales
The Funds
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
The Master Funds
All Master Funds shares may be purchased or redeemed at net asset values without any sales or redemption charges.
Excessive or Short-Term Trading
The Funds
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after
50

Investing with Nationwide Funds (cont.)
the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder. Because the Funds are unable to monitor significant cash flows into and out of the Master Funds, the Funds rely on the Master Funds’ policies and procedures with respect to trading activity, as described below.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
The Master Funds
The American Funds Insurance Series® and Capital Client Group, Inc., the distributor, reserve the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading. Frequent trading of Master Fund shares may lead to increased costs to the Master Funds and less efficient management of the Master Funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the American Funds Insurance Series® or Capital Client Group, Inc. has determined could involve actual or potential harm to a Master Fund may be rejected.
The American Funds Insurance Series®, through its transfer agent, American Funds Service Company, has agreements with the insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in Master Fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Master Fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures which American Funds Service Company believes are reasonably designed to enforce the frequent trading policies.
Under the frequent trading policy, certain trading activity will not be treated as frequent trading, such as: systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the
51

Investing with Nationwide Funds (cont.)
retirement plan recordkeeper’s system; purchases and redemptions in community foundation accounts; and purchase transactions involving in-kind transfers of fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions.
American Funds Service Company will monitor for other types of activity that could potentially be harmful to The American Funds Insurance Series® - for example short-term trading in Master Fund shares.
If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in a Master Fund shares. There is no guarantee that all instances of frequent trading in Master Fund shares will be prevented.
Notwithstanding the American Funds Insurance Series® surveillance procedures, all transactions in Master Fund shares remain subject to the American Funds Insurance Series® and Capital Client Group, Inc.’s right to restrict potentially abusive trading generally including the types of transactions described above that will not be prevented.
Distribution and Services Plans
The Funds
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class P shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class P shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of each Fund’s Class II and Class P shares’ average daily net assets. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
In addition to 12b-1 fees, Class I and Class II shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I and Class II Shares; however many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees, expressed as a percentage of the share class’s average daily net assets for Class II shares of each Fund and Class I shares of the NVIT American Funds Global Growth Fund, are expected to be 0.25%.
Revenue Sharing
The Funds
The Funds do not have an investment adviser under this master-feeder structure. As it is a fund’s investment adviser, or its affiliates, who typically make revenue sharing payments out of their legitimate profits to insurance companies, broker-dealers or other financial intermediaries for marketing, promotional or related services, there are no such payments made on behalf of the Funds at the feeder fund level.
The Master Funds
Capital Research does not engage in revenue sharing with respect to the Master Funds, the Feeder Funds, or Nationwide Life Insurance Company or its affiliated life insurance companies with respect to the Feeder Funds.
52

Distributions and Taxes
THE FUNDS
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI (and the Master Funds’ Statement of Additional Information) for more information regarding the tax treatment of the Funds (and the Master Funds).
THE MASTER FUNDS
Each Master Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, the Master Fund itself is relieved of federal income tax.
It is the Master Funds’ policy to distribute to the shareholders (feeder funds and the insurance company separate accounts) all of its net investment income and net realized capital gains for each fiscal year.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
53

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
54

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class I shares of the NVIT American Funds Global Growth Fund have not commenced operations as of the date of this prospectus, no information for Class I shares is shown. Since Class P shares of the NVIT American Funds Growth-Income Fund and NVIT American Funds Asset Allocation Fund have not commenced operations as of the date of this prospectus, no information for Class P shares is shown.
55

FINANCIAL HIGHLIGHTS: NVIT AMERICAN FUNDS GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Loss to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$136.54	$(0.57)	$27.50	$26.93	$—	$(2.40)	$(2.40)	$161.07	19.78%	$2,514,714	0.63%	(0.39)%	0.79%	9.70%
12/31/2024	108.22	(0.06)	33.07	33.01	—	(4.69)	(4.69)	136.54	31.15%	2,090,833	0.63%	(0.05)%	0.79%	6.71%
12/31/2023	88.05	(0.03)	32.27	32.24	—	(12.07)	(12.07)	108.22	37.95%	1,594,007	0.64%	(0.03)%	0.79%	9.21%
12/31/2022	144.51	(0.04)	(42.74)	(42.78)	—	(13.68)	(13.68)	88.05	(30.22)%	1,169,864	0.64%	(0.04)%	0.79%	7.47%
12/31/2021	120.82	(0.18)	26.12	25.94	—	(2.25)	(2.25)	144.51	21.53%	1,623,551	0.63%	(0.13)%	0.79%	4.95%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund. For additional information on the Master funds, please refer to the Prospectus and Statement of Additional Information.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
56

FINANCIAL HIGHLIGHTS: NVIT AMERICAN FUNDS GLOBAL GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$37.47	$0.40	$7.48	$7.88	$—	$(1.19)	$(1.19)	$44.16	21.21%	$688,420	0.64%	1.00%	0.79%	7.74%
12/31/2024	35.13	0.44	4.14	4.58	—	(2.24)	(2.24)	37.47	13.23%	583,956	0.64%	1.16%	0.79%	7.72%
12/31/2023	31.94	0.17	6.61	6.78	—	(3.59)	(3.59)	35.13	22.14%	526,964	0.64%	0.50%	0.79%	10.06%
12/31/2022	45.52	0.10	(11.56)	(11.46)	—	(2.12)	(2.12)	31.94	(25.05)%	461,929	0.65%	0.28%	0.80%	8.48%
12/31/2021	40.25	(0.02)	6.49	6.47	—	(1.20)	(1.20)	45.52	16.00%	628,455	0.64%	(0.05)%	0.79%	5.47%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund. For additional information on the Master funds, please refer to the Prospectus and Statement of Additional Information.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
57

FINANCIAL HIGHLIGHTS: NVIT AMERICAN FUNDS GROWTH-INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$73.81	$0.38	$12.38	$12.76	$—	$(6.00)	$(6.00)	$80.57	17.64%	$4,177,862	0.63%	0.49%	0.78%	18.60%
12/31/2024	62.88	0.47	14.21	14.68	—	(3.75)	(3.75)	73.81	23.76%	4,107,176	0.63%	0.66%	0.78%	6.00%
12/31/2023	54.99	0.55	13.04	13.59	—	(5.70)	(5.70)	62.88	25.68%	3,942,077	0.63%	0.93%	0.78%	6.96%
12/31/2022	67.84	0.52	(11.95)	(11.43)	—	(1.42)	(1.42)	54.99	(16.82)%	3,656,955	0.64%	0.90%	0.79%	7.84%
12/31/2021	56.43	0.45	12.82	13.27	(0.68)	(1.18)	(1.86)	67.84	23.65%	4,518,602	0.63%	0.72%	0.79%	4.16%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund. For additional information on the Master funds, please refer to the Prospectus and Statement of Additional Information.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
58

FINANCIAL HIGHLIGHTS: NVIT AMERICAN FUNDS ASSET ALLOCATION FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$28.42	$0.46	$3.85	$4.31	$—	$(1.75)	$(1.75)	$30.98	15.41%	$6,388,020	0.63%	1.56%	0.78%	9.54%
12/31/2024	25.42	0.46	3.56	4.02	—	(1.02)	(1.02)	28.42	16.00%	6,359,431	0.63%	1.68%	0.78%	6.81%
12/31/2023	24.92	0.45	2.80	3.25	—	(2.75)	(2.75)	25.42	13.84%	6,352,770	0.63%	1.77%	0.78%	6.52%
12/31/2022	30.10	0.39	(4.54)	(4.15)	—	(1.03)	(1.03)	24.92	(13.74)%	6,255,557	0.64%	1.47%	0.79%	9.34%
12/31/2021	26.69	0.33	3.59	3.92	(0.33)	(0.18)	(0.51)	30.10	14.71%	7,871,634	0.63%	1.13%	0.79%	6.99%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund. For additional information on the Master funds, please refer to the Prospectus and Statement of Additional Information.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
59

FINANCIAL HIGHLIGHTS: NVIT AMERICAN FUNDS BOND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$11.00	$0.42	$0.32	$0.74	$—	$—	$—	$11.74	6.73%	$3,263,805	0.63%	3.73%	0.78%	16.01%
12/31/2024	10.91	0.40	(0.31)	0.09	—	—	—	11.00	0.82%	3,316,367	0.63%	3.63%	0.78%	13.68%
12/31/2023	10.44	0.32	0.15	0.47	—	—	—	10.91	4.50%	3,371,033	0.63%	3.04%	0.79%	9.58%
12/31/2022	12.23	0.27	(1.83)	(1.56)	—	(0.23)	(0.23)	10.44	(12.80)%	3,190,402	0.64%	2.42%	0.79%	7.85%
12/31/2021	12.63	0.13	(0.22)	(0.09)	(0.24)	(0.07)	(0.31)	12.23	(0.72)%	3,984,320	0.63%	1.02%	0.79%	5.44%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Expenses do not include expenses from the Master Fund. For additional information on the Master funds, please refer to the Prospectus and Statement of Additional Information.
(e) Annualized for periods less than one year.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
60

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
When you request a copy of the Funds’ SAI, you also will receive, free of charge, a copy of the Master Funds’ SAI.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
The Master Fund’s Investment Company Act File No.: 811-03857
NPR-AMF (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT Blueprint® Aggressive Fund
Class I
Class II
Class Y
NVIT Blueprint® Moderately Aggressive Fund
Class I
Class II
Class Y
NVIT Blueprint® Capital Appreciation Fund
Class I
Class II
Class Y
NVIT Blueprint® Moderate Fund
Class I
Class II
Class Y
NVIT Blueprint® Balanced Fund
Class I
Class II
Class Y
NVIT Blueprint® Moderately Conservative Fund
Class I
Class II
Class Y
NVIT Blueprint® Conservative Fund
Class I
Class II
Class Y
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT Blueprint® Aggressive Fund
NVIT Blueprint® Moderately Aggressive Fund
NVIT Blueprint® Capital Appreciation Fund
NVIT Blueprint® Moderate Fund
NVIT Blueprint® Balanced Fund
NVIT Blueprint® Moderately Conservative Fund
NVIT Blueprint® Conservative Fund
44	How the Funds Invest
Objectives
Purpose of the NVIT Blueprint® Funds
Principal Investment Strategies
About Asset Classes
The Underlying Funds
48	Risks of Investing in the Funds
56	Fund Management
58	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
63	Distributions and Taxes
64	Additional Information
65	Financial Highlights
73	Appendix
1

Fund Summary: NVIT Blueprint® Aggressive Fund
Objective
The NVIT Blueprint® Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Blueprint® Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.21%	0.21%	0.06%
Acquired Fund Fees and Expenses	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses	1.00%	1.25%	0.85%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.90%	0.99%	0.75%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$92	$308	$543	$1,216
Class II Shares	101	371	661	1,488
Class Y Shares	77	261	462	1,040
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.75% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
2

Fund Summary: NVIT Blueprint® Aggressive Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective of maximum growth of capital with an aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests a portion of its assets in Underlying Funds that invest in fixed-income securities, such as bonds. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 77% of its net assets in U.S. stocks, approximately 15% in international (including emerging market) stocks and approximately 8% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for aggressive investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors who have long time horizons, who want to maximize long-term returns and who have a high tolerance for possible short-term losses.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
3

Fund Summary: NVIT Blueprint® Aggressive Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
4

Fund Summary: NVIT Blueprint® Aggressive Fund (cont.)
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position
5

Fund Summary: NVIT Blueprint® Aggressive Fund (cont.)
earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
8.36%
19.80%
-10.74%
23.96%
12.56%
20.10%
-15.22%
19.54%
15.37%
18.45%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	18.47%	–	2Q 2020
Lowest Quarter:	-20.97%	–	1Q 2020
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	18.54%	10.79%	10.49%
Class II Shares	18.45%	10.71%	10.40%
Class Y Shares	18.78%	10.87%	10.53%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
6

Fund Summary: NVIT Blueprint® Aggressive Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
7

Fund Summary: NVIT Blueprint® Moderately Aggressive Fund
Objective
The NVIT Blueprint® Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Blueprint® Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.20%	0.20%	0.05%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	0.96%	1.21%	0.81%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.86%	0.95%	0.71%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$88	$296	$521	$1,169
Class II Shares	97	358	640	1,443
Class Y Shares	73	249	440	992
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.96% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
8

Fund Summary: NVIT Blueprint® Moderately Aggressive Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests a small portion of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with the investment strategy, as of February 27, 2026, the Fund allocated approximately 67% of its net assets in U.S. stocks, approximately 11% in international (including emerging market) stocks and approximately 22% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
9

Fund Summary: NVIT Blueprint® Moderately Aggressive Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio
10

Fund Summary: NVIT Blueprint® Moderately Aggressive Fund (cont.)
securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
11

Fund Summary: NVIT Blueprint® Moderately Aggressive Fund (cont.)
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
7.59%
18.07%
-9.50%
22.23%
12.26%
18.06%
-15.13%
17.90%
13.71%
16.43%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	16.88%	–	2Q 2020
Lowest Quarter:	-18.74%	–	1Q 2020
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	16.51%	9.45%	9.55%
Class II Shares	16.43%	9.36%	9.45%
Class Y Shares	16.70%	9.54%	9.59%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
12

Fund Summary: NVIT Blueprint® Moderately Aggressive Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
13

Fund Summary: NVIT Blueprint® Capital Appreciation Fund
Objective
The NVIT Blueprint® Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Blueprint® Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.19%	0.19%	0.04%
Acquired Fund Fees and Expenses	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	0.91%	1.16%	0.76%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%	0.90%	0.66%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$83	$280	$494	$1,110
Class II Shares	92	343	613	1,386
Class Y Shares	67	233	413	933
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.66% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
14

Fund Summary: NVIT Blueprint® Capital Appreciation Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 63% of its net assets in U.S. stocks, approximately 7% in international (including emerging market) stocks and approximately 30% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
15

Fund Summary: NVIT Blueprint® Capital Appreciation Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio
16

Fund Summary: NVIT Blueprint® Capital Appreciation Fund (cont.)
securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
17

Fund Summary: NVIT Blueprint® Capital Appreciation Fund (cont.)
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
7.32%
15.80%
-8.16%
20.24%
11.47%
15.76%
-15.05%
16.28%
12.53%
14.94%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	15.11%	–	2Q 2020
Lowest Quarter:	-16.43%	–	1Q 2020
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	15.05%	8.23%	8.60%
Class II Shares	14.94%	8.14%	8.51%
Class Y Shares	15.32%	8.30%	8.64%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
18

Fund Summary: NVIT Blueprint® Capital Appreciation Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
19

Fund Summary: NVIT Blueprint® Moderate Fund
Objective
The NVIT Blueprint® Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Blueprint® Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.19%	0.19%	0.04%
Acquired Fund Fees and Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	0.90%	1.15%	0.75%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.89%	0.65%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$277	$489	$1,099
Class II Shares	91	340	608	1,374
Class Y Shares	66	230	407	921
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.03% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
20

Fund Summary: NVIT Blueprint® Moderate Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 55% of its net assets in U.S. stocks, approximately 7% in international (including emerging market) stocks and approximately 38% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated
21

Fund Summary: NVIT Blueprint® Moderate Fund (cont.)
Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will
22

Fund Summary: NVIT Blueprint® Moderate Fund (cont.)
experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or
Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price
23

Fund Summary: NVIT Blueprint® Moderate Fund (cont.)
movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
6.74%
13.97%
-7.09%
18.14%
10.69%
13.46%
-14.13%
14.92%
10.96%
13.52%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	13.33%	–	2Q 2020
Lowest Quarter:	-14.37%	–	1Q 2020
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	13.60%	7.23%	7.72%
Class II Shares	13.52%	7.12%	7.62%
Class Y Shares	13.77%	7.30%	7.75%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
24

Fund Summary: NVIT Blueprint® Moderate Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
25

Fund Summary: NVIT Blueprint® Balanced Fund
Objective
The NVIT Blueprint® Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed income securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.19%	0.19%	0.04%
Acquired Fund Fees and Expenses	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	0.88%	1.13%	0.73%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.87%	0.63%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$80	$271	$478	$1,075
Class II Shares	89	333	597	1,351
Class Y Shares	64	223	396	897
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.29% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
26

Fund Summary: NVIT Blueprint® Balanced Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective for a high level of total return through investments in both equity and fixed income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds), in order to generate investment income. Under normal conditions, the Balanced Fund invests at least 25% of its net assets in senior fixed-income securities. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 50% of its net assets in bonds, 43% in U.S. stocks and 7% in international (including emerging market) stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated
27

Fund Summary: NVIT Blueprint® Balanced Fund (cont.)
Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will
28

Fund Summary: NVIT Blueprint® Balanced Fund (cont.)
experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or
Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price
29

Fund Summary: NVIT Blueprint® Balanced Fund (cont.)
movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
6.11%
12.05%
-6.23%
16.18%
9.68%
11.00%
-13.70%
13.32%
9.26%
12.47%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	11.60%	–	2Q 2020
Lowest Quarter:	-12.20%	–	1Q 2020
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	12.59%	6.03%	6.70%
Class II Shares	12.47%	5.93%	6.60%
Class Y Shares	12.80%	6.11%	6.74%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
30

Fund Summary: NVIT Blueprint® Balanced Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
31

Fund Summary: NVIT Blueprint® Moderately Conservative Fund
Objective
The NVIT Blueprint® Moderately Conservative Fund (“Moderately Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.20%	0.20%	0.05%
Acquired Fund Fees and Expenses	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.88%	1.13%	0.73%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.87%	0.63%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$80	$271	$478	$1,075
Class II Shares	89	333	597	1,351
Class Y Shares	64	223	396	897
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.08% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
32

Fund Summary: NVIT Blueprint® Moderately Conservative Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds), in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 57% of its net assets in bonds, approximately 35% in U.S. stocks and approximately 8% in international (including emerging market) stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated
33

Fund Summary: NVIT Blueprint® Moderately Conservative Fund (cont.)
Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at
34

Fund Summary: NVIT Blueprint® Moderately Conservative Fund (cont.)
unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage,
35

Fund Summary: NVIT Blueprint® Moderately Conservative Fund (cont.)
their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
6.00%
9.88%
-4.76%
14.30%
9.05%
9.03%
-13.07%
11.70%
7.82%
11.10%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	10.03%	–	2Q 2020
Lowest Quarter:	-9.82%	–	1Q 2020
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	11.32%	4.98%	5.87%
Class II Shares	11.10%	4.86%	5.78%
Class Y Shares	11.46%	5.05%	5.90%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
36

Fund Summary: NVIT Blueprint® Moderately Conservative Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
37

Fund Summary: NVIT Blueprint® Conservative Fund
Objective
The NVIT Blueprint® Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Blueprint® Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.20%	0.20%	0.05%
Acquired Fund Fees and Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	0.84%	1.09%	0.69%
Fee Waiver/Expense Reimbursement(1),(2)	(0.10)%	(0.26)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.74%	0.83%	0.59%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.10% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$76	$258	$456	$1,028
Class II Shares	85	321	576	1,305
Class Y Shares	60	211	374	849
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.73% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
38

Fund Summary: NVIT Blueprint® Conservative Fund (cont.)
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds), in order to generate investment income, and a relatively small portion of its assets in Underlying Funds that invest in common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 75% of its net assets in bonds, and approximately 25% in U.S. and international (including emerging market) stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
39

Fund Summary: NVIT Blueprint® Conservative Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
40

Fund Summary: NVIT Blueprint® Conservative Fund (cont.)
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Limited portfolio holdings risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying
41

Fund Summary: NVIT Blueprint® Conservative Fund (cont.)
Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index.
Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

15%
10%
5%
0%
-5%
-10%
-15%
4.61%
6.36%
-2.60%
10.67%
7.59%
4.38%
-12.07%
8.83%
5.10%
8.70%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	7.16%	–	2Q 2020
Lowest Quarter:	-6.66%	–	2Q 2022
The inception date for Class Y shares is September 11, 2023. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	8.76%	2.76%	4.04%
Class II Shares	8.70%	2.68%	3.95%
Class Y Shares	9.01%	2.84%	4.08%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
42

Fund Summary: NVIT Blueprint® Conservative Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
43

How the Funds Invest: NVIT Blueprint® Funds
Objectives
The NVIT Blueprint® Aggressive Fund (“Aggressive Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Blueprint® Funds.
The NVIT Blueprint® Moderately Aggressive Fund (“Moderately Aggressive Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Blueprint® Funds.
The NVIT Blueprint® Capital Appreciation Fund (“Capital Appreciation Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Blueprint® Funds.
The NVIT Blueprint® Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Blueprint® Funds.
The NVIT Blueprint® Balanced Fund (“Balanced Fund”) seeks a high level of total return through investment in both equity and fixed income securities.
The NVIT Blueprint® Moderately Conservative Fund (“Moderately Conservative Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
The NVIT Blueprint® Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Blueprint® Funds.
These investment objectives may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Purpose of the NVIT Blueprint® Funds
The NVIT Blueprint® Funds (“Funds” or “Blueprint Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across traditional asset classes—U.S. stocks, international stocks and bonds, as applicable. Each of the Blueprint Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund-of-funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of the Underlying Funds. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.
The Blueprint Funds are primarily designed:
●To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
●To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.
Although the Funds seek to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, each Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which each Fund invests are diversified.
Principal Investment Strategies
For each Blueprint Fund, the investment adviser (“Adviser”) establishes an anticipated allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Blueprint Fund’s investment objective.
Shares of each Blueprint Fund are offered to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which may contain certain guarantees. The Adviser and Nationwide Life are each wholly owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s allocations may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management—Investment Adviser” on page 56.
Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the
44

How the Funds Invest: NVIT Blueprint® Funds (cont.)
Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.
About Asset Classes
An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain common stocks and/or preferred stocks; large-cap and/or small-cap stocks; domestic or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining the various asset classes described below, in different percentage combinations, each Blueprint Fund seeks to provide different levels of potential risk and rewards.
Set forth below are the asset classes in which each Blueprint Fund invests, as appropriate to its specific investment objective and risk profile:
U.S. Stocks
●Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $121.7 million to $4.4 trillion as of December 31, 2025.
●Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $21.8 billion as of December 31, 2025.
International Stocks – stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. These may include both developed market countries as well as emerging market countries, which are developing and low- or middle-income countries such as those that are included in the MSCI Emerging Markets® Index. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, asset-backed securities or mortgage-backed securities. Bonds may include investment grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch), as well as high-yield bonds, which are rated below investment grade.
The Underlying Funds
To the extent that it is appropriate or suitable for a Fund’s investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not be) one or more comparable unaffiliated Underlying Funds. Although each Blueprint Fund strives to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, each Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which each Fund invests are diversified.
Set forth below are the Underlying Funds selected as of February 27, 2026 to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.
ASSET CLASS	UNDERLYING FUNDS
Large-Cap Stocks	NATIONWIDE LARGE CAP EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies.
NVIT U.S. 130/30 EQUITY FUND. This Underlying Fund seeks long- term growth of capital by taking long and short positions in stocks of large-capitalization companies.
NVIT GS LARGE CAP EQUITY FUND. This Underlying Fund seeks long-term growth of capital and dividend income by investing in large-cap U.S. issuers.
NVIT J.P. MORGAN U.S. EQUITY
FUND. This Underlying Fund seeks
a high level of total return from a
diversified portfolio of equity
securities by investing in equity
securities of large-capitalization
U.S. companies.

45

How the Funds Invest: NVIT Blueprint® Funds (cont.)
ASSET CLASS	UNDERLYING FUNDS
Small-Cap Stocks	NVIT GS SMALL CAP EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in small-cap U.S. issuers.
International Stocks	NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of emerging country issuers.
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity investments in non- U.S. issuers.
Bonds
NVIT LOOMIS CORE BOND FUND.
This Underlying Fund seeks a high
level of current income, consistent
with preserving capital, by
investing, under normal
circumstances, at least 80% of its
net assets in bonds.

NATIONWIDE BOND PORTFOLIO.
This Underlying Fund seeks to
incrementally exceed the total
return of the Bloomberg
U.S. Aggregate Bond Index
(“Aggregate Bond Index”), before
the deduction of Fund expenses,
over a full market cycle. The
Aggregate Bond Index is a broad-
based market-weighted index that
measures U.S. dollar denominated
investment grade bonds of
different types with maturities
greater than one year.

NATIONWIDE INFLATION- PROTECTED SECURITIES FUND. This Underlying Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.
NATIONWIDE LOOMIS CORE BOND FUND. This Underlying Fund seeks total return by investing, under normal circumstances, at least 80% of its net assets in bonds.
ASSET CLASS	UNDERLYING FUNDS
Bonds
NVIT LOOMIS SHORT TERM
BOND FUND. This Underlying
Fund seeks to provide a high level
of current income while
preserving capital and minimizing
fluctuations in share value by
investing primarily in
U.S. government securities,
mortgage- and asset-backed
securities, and corporate bonds
that are investment grade.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds may invest as of February 27, 2026.
46

How the Funds Invest: NVIT Blueprint® Funds (cont.)
Nationwide Fund Advisors (the “Adviser”) establishes an anticipated allocation among different asset classes appropriate for each Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each anticipated asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.
The table below shows the approximate allocations for each Fund, stated as a percentage of the Fund’s net assets as of February 27, 2026. However, due to market value fluctuations or other factors, actual allocations may vary over time. In addition, the asset class allocations themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.
Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the allocations at any time and without notice. The Funds may also invest in other mutual funds or ETFs not identified in the Appendix, including unaffiliated mutual funds or ETFs that are chosen either to complement or replace the Underlying Funds.
Information concerning each Fund’s actual allocations to Underlying Funds will be available in each Fund’s semiannual and annual report and on the Trust’s internet site (nationwide.com/mutualfundsnvit) from time to time.
	Aggressive Fund	Moderately Aggressive Fund	Capital Appreciation Fund	Moderate Fund	Balanced Fund	Moderately Conservative Fund	Conservative Fund
U.S. STOCKS	77%	67%	63%	55%	43%	35%	21%
INTERNATIONAL STOCKS	15%	11%	7%	7%	7%	8%	4%
BONDS	8%	22%	30%	38%	50%	57%	75%
47

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other mutual funds. These risks include the following:
●Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest. The Underlying Funds do not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
●Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance will be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
●Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.
●Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds are incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
●Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest a Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Blueprint Funds and must act in the best interest of each Blueprint Fund.
Exchange-traded funds risk – when a Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses. In addition, a Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). A Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Limited portfolio holdings risk – because a Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadviser(s), will not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's or an Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund or an Underlying Fund. These risks will be magnified if certain
48

Risks of Investing in the Funds (cont.)
social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's or an Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's or an Underlying Fund's investments.
Risks Associated with U.S. and International Stocks
Equity securities risk – the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-capitalization stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by a Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a Fund or an Underlying Fund invests.
Short sales risk – a Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to a Fund. A Fund’s investment performance also will suffer if an
Underlying Fund is required to close out a short position earlier than it had intended. In addition, a Fund is subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of a Fund. Short positions introduce more risk to a Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Risks Associated with Fixed-Income Securities (Bonds)
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund or an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's or an Underlying Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer
49

Risks of Investing in the Funds (cont.)
defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Underlying Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund or an Underlying Fund must rely entirely on the credit assessment of the Underlying Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
High-yield bonds risk – to the extent an Underlying Fund invests in high-yield bonds (often referred to as, “junk bonds”) and other lower-rated bonds, the Underlying Fund will be subject to substantial risk of loss. Investments in these securities are considered speculative. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:
●greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
●wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
●greater risk of loss due to declining credit quality.
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates,
50

Risks of Investing in the Funds (cont.)
prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund or an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's or an Underlying Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund or an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund or an Underlying Fund may not recover the premium, resulting in a capital loss.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
51

Risks of Investing in the Funds (cont.)
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit an Underlying Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
52

Risks of Investing in the Funds (cont.)
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because an Underlying Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund or Underlying Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Additional Principal Risks that May Affect the Funds
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Underlying Funds that invest in fixed-income securities and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing the Fund’s or Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes the Fund or Underlying Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing the Fund’s or Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund or Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash of an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
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Risks of Investing in the Funds (cont.)
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Underlying Fund will be exposed to credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirement applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Underlying Fund could sustain significant losses.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, a Fund will lose money.
Currency exposure – a Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
Leverage – leverage is created when an investment exposes a Fund or Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund or Underlying Fund and make the Fund’s or Underlying Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s or Underlying Fund’s investments. Further, the use of leverage requires the Fund or Underlying Fund to make margin payments, which might impair the Fund’s or Underlying Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or Underlying Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to the regulation as a commodity pool operator under the CEA in its management of the Funds.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about
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Risks of Investing in the Funds (cont.)
these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
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Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates the Funds’ assets according to their respective allocation ranges for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.
The Blueprint Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Conflicts of interest thus may exist because Nationwide Life is affiliated with NFA and NFA’s allocation decisions with respect to the Blueprint Funds may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Insurance Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. NFA has developed an investment allocation process that seeks to ensure that the Blueprint Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Blueprint Funds’ shares. Further, NFA has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. NFA ultimately has sole responsibility for determining each Blueprint Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Blueprint Funds, NFA has a fiduciary duty to each Blueprint Fund and must act in each Blueprint Fund’s best interests.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Blueprint Aggressive Fund	0.10%
NVIT Blueprint Balanced Fund	0.10%
NVIT Blueprint Capital Appreciation Fund	0.10%
NVIT Blueprint Conservative Fund	0.10%
NVIT Blueprint Moderate Fund	0.10%
NVIT Blueprint Moderately Aggressive Fund	0.10%
NVIT Blueprint Moderately Conservative Fund	0.10%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) their respective asset class allocation ranges and (2) the allocations to each of their respective Underlying Funds. As Portfolio Managers, they are jointly responsible for overseeing diversified portfolios that invest across multiple asset classes through underlying funds. The role involves setting strategic and tactical asset allocation, selecting and monitoring managers, and managing risk.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company (“Nationwide Mutual”) in November 2004, building the external manager platform for long only, hedge fund and private equity investments for Nationwide’s general account and pension assets. He joined NFA in 2016.
Mr. Robinette is a Senior Investment Professional of Multi-Asset Investments for NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a portfolio of hedge funds and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Investment Professional of Multi-Asset Investments for NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund manager selection and due diligence as well as portfolio risk management.
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Fund Management (cont.)
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.
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Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds (including affiliated Underlying Funds) are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The
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Investing with Nationwide Funds (cont.)
prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which an Underlying Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank
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Investing with Nationwide Funds (cont.)
line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
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Investing with Nationwide Funds (cont.)
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I and Class II shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees, expressed as a percentage of the share class’s average daily net assets, are expected to be 0.15% for Class I and Class II shares of the Blueprint Funds.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
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Investing with Nationwide Funds (cont.)
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
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Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
64

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds'
website.
65

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® AGGRESSIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)(f)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)(g)	Portfolio Turnover(b)(h)
Class I Shares
12/31/2025	$14.16	$0.32	$2.31	$2.63	$—	$(0.09)	$(0.09)	$16.70	18.61%(i)	$103,240	0.31%	2.12%	0.41%	50.75%
12/31/2024	12.39	0.15	1.76	1.91	—	(0.14)	(0.14)	14.16	15.44%	83,955	0.31%	1.08%	0.41%	23.66%
12/31/2023	11.01	0.52	1.60	2.12	—	(0.74)	(0.74)	12.39	19.74%	69,681	0.32%	4.48%	0.42%	9.76%
12/31/2022	13.04	0.29	(2.28)	(1.99)	—	(0.04)	(0.04)	11.01	(15.23)%	45,599	0.32%	2.52%	0.42%	9.84%
12/31/2021	10.87	0.17	2.02	2.19	(0.02)	—	(0.02)	13.04	20.19%	48,630	0.33%	1.40%	0.43%	16.53%
Class II Shares
12/31/2025	14.07	0.30	2.29	2.59	—	(0.09)	(0.09)	16.57	18.45%	185,239	0.40%	2.01%	0.66%	50.75%
12/31/2024	12.32	0.13	1.76	1.89	—	(0.14)	(0.14)	14.07	15.37%	159,456	0.40%	0.98%	0.66%	23.66%
12/31/2023	10.97	0.48	1.61	2.09	—	(0.74)	(0.74)	12.32	19.54%	137,265	0.41%	4.12%	0.67%	9.76%
12/31/2022	12.99	0.28	(2.26)	(1.98)	—	(0.04)	(0.04)	10.97	(15.22)%	116,771	0.41%	2.42%	0.67%	9.84%
12/31/2021	10.83	0.16	2.02	2.18	(0.02)	—	(0.02)	12.99	20.10%	128,857	0.42%	1.35%	0.68%	16.53%
Class Y Shares
12/31/2025	15.10	0.50	2.33	2.83	—	(0.09)	(0.09)	17.84	18.78%	11,594	0.15%	3.02%	0.25%	50.75%
12/31/2024	13.17	0.38	1.69	2.07	—	(0.14)	(0.14)	15.10	15.74%(i)	3,224	0.16%	2.54%	0.26%	23.66%
12/31/2023(j)	12.29	0.48	0.40	0.88	—	—	—	13.17	7.16%(i)	20	0.18%	12.75%	0.26%	9.76%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Expense ratios include expenses reimbursed to the Advisor for the years 2023 and 2022.
(g) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
66

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® MODERATELY AGGRESSIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)(f)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)(g)	Portfolio Turnover(b)(h)
Class I Shares
12/31/2025	$11.58	$0.30	$1.60	$1.90	$—	$(0.22)	$(0.22)	$13.26	16.51%	$136,976	0.30%	2.42%	0.40%	47.96%
12/31/2024	10.35	0.16	1.26	1.42	—	(0.19)	(0.19)	11.58	13.74%	118,690	0.29%	1.41%	0.39%	21.97%
12/31/2023	9.36	0.40	1.24	1.64	—	(0.65)	(0.65)	10.35	18.07%	107,285	0.30%	4.09%	0.40%	13.04%
12/31/2022	11.23	0.24	(1.93)	(1.69)	—	(0.18)	(0.18)	9.36	(15.01)%	89,199	0.30%	2.47%	0.40%	7.97%
12/31/2021	9.53	0.15	1.58	1.73	(0.03)	—	(0.03)	11.23	18.12%	103,327	0.30%	1.45%	0.40%	14.74%
Class II Shares
12/31/2025	11.52	0.28	1.60	1.88	—	(0.22)	(0.22)	13.18	16.43%	351,779	0.39%	2.26%	0.65%	47.96%
12/31/2024	10.30	0.14	1.27	1.41	—	(0.19)	(0.19)	11.52	13.71%	340,953	0.38%	1.28%	0.64%	21.97%
12/31/2023	9.33	0.38	1.24	1.62	—	(0.65)	(0.65)	10.30	17.90%	324,297	0.39%	3.90%	0.65%	13.04%
12/31/2022	11.21	0.23	(1.93)	(1.70)	—	(0.18)	(0.18)	9.33	(15.13)%	300,110	0.39%	2.34%	0.65%	7.97%
12/31/2021	9.51	0.14	1.58	1.72	(0.02)	—	(0.02)	11.21	18.06%	370,583	0.39%	1.31%	0.65%	14.74%
Class Y Shares
12/31/2025	12.41	0.44	1.62	2.06	—	(0.22)	(0.22)	14.25	16.70%	4,335	0.15%	3.32%	0.25%	47.96%
12/31/2024	11.07	0.44	1.09	1.53	—	(0.19)	(0.19)	12.41	13.84%(i)	1,013	0.14%	3.57%	0.24%	21.97%
12/31/2023(j)	10.33	0.40	0.34	0.74	—	—	—	11.07	7.16%(i)	20	0.15%	12.52%	0.23%	13.04%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Expense ratios include expenses reimbursed to the Advisor for the year 2023.
(g) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
67

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® CAPITAL APPRECIATION FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$11.99	$0.32	$1.47	$1.79	$—	$(0.33)	$(0.33)	$13.45	15.05%	$63,744	0.28%	2.55%	0.38%	47.66%
12/31/2024	10.75	0.19	1.16	1.35	—	(0.11)	(0.11)	11.99	12.58%	55,080	0.28%	1.65%	0.38%	18.82%
12/31/2023	9.96	0.40	1.18	1.58	—	(0.79)	(0.79)	10.75	16.45%	48,703	0.28%	3.83%	0.38%	9.43%
12/31/2022	12.27	0.26	(2.10)	(1.84)	—	(0.47)	(0.47)	9.96	(15.02)%(h)	40,461	0.29%	2.45%	0.39%	16.86%
12/31/2021	10.62	0.18	1.50	1.68	(0.03)	—	(0.03)	12.27	15.85%(h)	45,476	0.28%	1.54%	0.38%	9.64%
Class II Shares
12/31/2025	11.94	0.29	1.49	1.78	—	(0.33)	(0.33)	13.39	15.03%(h)	1,780,889	0.37%	2.34%	0.63%	47.66%
12/31/2024	10.71	0.17	1.17	1.34	—	(0.11)	(0.11)	11.94	12.53%	1,805,026	0.37%	1.44%	0.63%	18.82%
12/31/2023	9.94	0.37	1.19	1.56	—	(0.79)	(0.79)	10.71	16.28%	1,890,222	0.37%	3.56%	0.63%	9.43%
12/31/2022	12.25	0.24	(2.08)	(1.84)	—	(0.47)	(0.47)	9.94	(15.05)%	1,849,289	0.38%	2.20%	0.64%	16.86%
12/31/2021	10.60	0.15	1.52	1.67	(0.02)	—	(0.02)	12.25	15.76%	2,464,639	0.37%	1.33%	0.63%	9.64%
Class Y Shares
12/31/2025	12.96	0.43	1.54	1.97	—	(0.33)	(0.33)	14.60	15.32%	4,366	0.13%	3.15%	0.23%	47.66%
12/31/2024	11.60	0.32	1.15	1.47	—	(0.11)	(0.11)	12.96	12.69%	2,066	0.13%	2.53%	0.23%	18.82%
12/31/2023(i)	10.87	0.60	0.13	0.73	—	—	—	11.60	6.72%	921	0.14%	17.27%	0.24%	9.43%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
68

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® MODERATE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$12.11	$0.35	$1.29	$1.64	$—	$(0.28)	$(0.28)	$13.47	13.60%	$63,575	0.28%	2.74%	0.38%	40.03%
12/31/2024	11.04	0.22	1.01	1.23	—	(0.16)	(0.16)	12.11	11.18%	58,047	0.28%	1.89%	0.38%	17.01%
12/31/2023	10.26	0.42	1.07	1.49	—	(0.71)	(0.71)	11.04	14.95%	55,277	0.28%	3.96%	0.38%	10.09%
12/31/2022	12.32	0.27	(2.00)	(1.73)	—	(0.33)	(0.33)	10.26	(14.08)%	48,288	0.29%	2.50%	0.39%	15.72%
12/31/2021	10.87	0.18	1.30	1.48	(0.03)	—	(0.03)	12.32	13.64%	56,500	0.28%	1.50%	0.38%	9.16%
Class II Shares
12/31/2025	12.03	0.32	1.30	1.62	—	(0.28)	(0.28)	13.37	13.52%	1,737,391	0.37%	2.57%	0.63%	40.03%
12/31/2024	10.99	0.20	1.00	1.20	—	(0.16)	(0.16)	12.03	10.96%	1,793,086	0.37%	1.69%	0.63%	17.01%
12/31/2023	10.22	0.40	1.08	1.48	—	(0.71)	(0.71)	10.99	14.92%	1,880,551	0.37%	3.71%	0.63%	10.09%
12/31/2022	12.29	0.25	(1.99)	(1.74)	—	(0.33)	(0.33)	10.22	(14.20)%(h)	1,845,598	0.38%	2.32%	0.64%	15.72%
12/31/2021	10.84	0.15	1.32	1.47	(0.02)	—	(0.02)	12.29	13.56%(h)	2,380,436	0.37%	1.32%	0.63%	9.16%
Class Y Shares
12/31/2025	12.97	0.54	1.24	1.78	—	(0.28)	(0.28)	14.47	13.77%	2,244	0.13%	3.94%	0.23%	40.03%
12/31/2024	11.80	0.46	0.87	1.33	—	(0.16)	(0.16)	12.97	11.31%	774	0.13%	3.58%	0.23%	17.01%
12/31/2023(i)	11.09	0.41	0.30	0.71	—	—	—	11.80	6.40%	11	0.15%	11.96%	0.23%	10.09%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
69

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® BALANCED FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$12.17	$0.40	$1.13	$1.53	$—	$(0.25)	$(0.25)	$13.45	12.59%	$33,547	0.29%	3.16%	0.39%	32.29%
12/31/2024	11.22	0.26	0.79	1.05	—	(0.10)	(0.10)	12.17	9.34%	28,974	0.29%	2.21%	0.39%	14.72%
12/31/2023	10.41	0.43	0.93	1.36	—	(0.55)	(0.55)	11.22	13.40%	27,005	0.29%	3.98%	0.39%	9.46%
12/31/2022	12.48	0.27	(1.97)	(1.70)	—	(0.37)	(0.37)	10.41	(13.60)%	22,509	0.29%	2.46%	0.39%	17.28%
12/31/2021	11.26	0.20	1.05	1.25	(0.03)	—	(0.03)	12.48	11.12%	25,787	0.29%	1.63%	0.39%	8.94%
Class II Shares
12/31/2025	12.04	0.36	1.14	1.50	—	(0.25)	(0.25)	13.29	12.47%	1,420,442	0.38%	2.87%	0.64%	32.29%
12/31/2024	11.11	0.23	0.80	1.03	—	(0.10)	(0.10)	12.04	9.26%	1,482,243	0.38%	1.97%	0.64%	14.72%
12/31/2023	10.32	0.39	0.95	1.34	—	(0.55)	(0.55)	11.11	13.32%	1,591,767	0.38%	3.66%	0.64%	9.46%
12/31/2022	12.39	0.25	(1.95)	(1.70)	—	(0.37)	(0.37)	10.32	(13.70)%	1,577,974	0.38%	2.24%	0.64%	17.28%
12/31/2021	11.18	0.17	1.06	1.23	(0.02)	—	(0.02)	12.39	11.00%	2,042,920	0.38%	1.43%	0.64%	8.94%
Class Y Shares
12/31/2025	12.83	0.56	1.08	1.64	—	(0.25)	(0.25)	14.22	12.80%	1,829	0.14%	4.10%	0.24%	32.29%
12/31/2024	11.82	1.06	0.05	1.11	—	(0.10)	(0.10)	12.83	9.38%(h)	543	0.14%	8.24%	0.24%	14.72%
12/31/2023(i)	11.13	0.40	0.29	0.69	—	—	—	11.82	6.20%(h)	11	0.15%	11.79%	0.23%	9.46%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
70

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® MODERATELY CONSERVATIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$11.67	$0.40	$0.92	$1.32	$—	$(0.16)	$(0.16)	$12.83	11.32%	$8,453	0.30%	3.31%	0.40%	26.08%
12/31/2024	10.84	0.28	0.56	0.84	—	(0.01)	(0.01)	11.67	7.79%	7,439	0.29%	2.44%	0.39%	13.64%
12/31/2023	10.20	0.42	0.76	1.18	—	(0.54)	(0.54)	10.84	11.88%	7,026	0.29%	3.99%	0.39%	8.69%
12/31/2022	12.07	0.27	(1.84)	(1.57)	—	(0.30)	(0.30)	10.20	(13.05)%	6,282	0.30%	2.52%	0.40%	17.97%
12/31/2021	11.08	0.18	0.84	1.02	(0.03)	—	(0.03)	12.07	9.23%	6,691	0.30%	1.56%	0.40%	9.22%
Class II Shares
12/31/2025	11.63	0.37	0.92	1.29	—	(0.16)	(0.16)	12.76	11.10%	454,784	0.39%	3.05%	0.65%	26.08%
12/31/2024	10.80	0.25	0.59	0.84	—	(0.01)	(0.01)	11.63	7.82%	473,914	0.38%	2.18%	0.64%	13.64%
12/31/2023	10.18	0.37	0.79	1.16	—	(0.54)	(0.54)	10.80	11.70%	517,483	0.38%	3.54%	0.64%	8.69%
12/31/2022	12.06	0.24	(1.82)	(1.58)	—	(0.30)	(0.30)	10.18	(13.14)%(h)	542,585	0.39%	2.26%	0.65%	17.97%
12/31/2021	11.07	0.16	0.85	1.01	(0.02)	—	(0.02)	12.06	9.12%(h)	696,957	0.39%	1.38%	0.65%	9.22%
Class Y Shares
12/31/2025	12.31	0.44	0.96	1.40	—	(0.16)	(0.16)	13.55	11.38%(h)	6	0.12%	3.44%	0.24%	26.08%
12/31/2024	11.42	0.31	0.59	0.90	—	(0.01)	(0.01)	12.31	7.92%(h)	6	0.13%	2.59%	0.23%	13.64%
12/31/2023(i)	10.79	0.42	0.21	0.63	—	—	—	11.42	5.84%(h)	5	0.15%	12.75%	0.22%	8.69%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
71

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® CONSERVATIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$10.96	$0.43	$0.53	$0.96	$—	$—	$—	$11.92	8.76%	$10,348	0.30%	3.80%	0.40%	22.73%
12/31/2024	10.42	0.32	0.22	0.54	—	—	—	10.96	5.18%	8,152	0.29%	2.94%	0.39%	16.43%
12/31/2023	9.77	0.36	0.50	0.86	—	(0.21)	(0.21)	10.42	8.91%	7,653	0.29%	3.54%	0.39%	8.85%
12/31/2022	11.35	0.25	(1.61)	(1.36)	—	(0.22)	(0.22)	9.77	(11.97)%	7,377	0.30%	2.40%	0.40%	21.03%
12/31/2021	10.91	0.18	0.31	0.49	(0.02)	(0.03)	(0.05)	11.35	4.49%	8,584	0.30%	1.64%	0.40%	15.86%
Class II Shares
12/31/2025	10.92	0.39	0.56	0.95	—	—	—	11.87	8.70%	424,763	0.39%	3.46%	0.65%	22.73%
12/31/2024	10.39	0.28	0.25	0.53	—	—	—	10.92	5.10%	456,871	0.38%	2.63%	0.64%	16.43%
12/31/2023	9.75	0.33	0.52	0.85	—	(0.21)	(0.21)	10.39	8.83%	514,447	0.38%	3.31%	0.64%	8.85%
12/31/2022	11.34	0.23	(1.60)	(1.37)	—	(0.22)	(0.22)	9.75	(12.07)%	554,768	0.39%	2.24%	0.65%	21.03%
12/31/2021	10.90	0.16	0.32	0.48	(0.01)	(0.03)	(0.04)	11.34	4.38%	700,533	0.39%	1.47%	0.65%	15.86%
Class Y Shares
12/31/2025	11.21	0.62	0.39	1.01	—	—	—	12.22	9.01%	569	0.15%	5.23%	0.25%	22.73%
12/31/2024	10.64	0.45	0.12	0.57	—	—	—	11.21	5.36%	123	0.14%	4.02%	0.24%	16.43%
12/31/2023(h)	10.12	0.33	0.19	0.52	—	—	—	10.64	5.14%	11	0.15%	10.66%	0.23%	8.85%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) For the period from September 12, 2023 (commencement of operations) through December 31, 2023. Total return is calculated based on inception date of September 11, 2023 through December 31, 2023.
72

Appendix
Additional Information about the Underlying Funds
Following are descriptions of the affiliated Underlying Funds in which the Funds may invest as of February 27, 2026. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds, including exchange-traded funds, in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
U.S. Stocks
NATIONWIDE LARGE CAP EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in U.S. companies. The Fund will target approximately 30% of its equity exposure in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s equity exposure will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.
NVIT U.S. 130/30 EQUITY FUND seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies. The Fund invests approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts and its long equity exposure through the use of swaps and/or by investing directly in stocks.
NVIT GS LARGE CAP EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of equity investments in large-cap U.S. issuers. The Fund consists of two portions, or “sleeves,” managed by the same subadviser. For the first sleeve, the Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. For the second sleeve, the Fund’s subadviser uses a combination of fundamental research and quantitative factors, such as, for example, valuation, profitability and volatility, to seek to advance the sleeve’s risk adjusted returns.
NVIT GS SMALL CAP EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund considers a U.S. issuer to be an issuer that is economically tied to the United States if the issuer has a class of securities whose principal securities market is in the United States, has its principal office in the United States, derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in the United States, or maintains 50% or more of its assets in the United States. The Fund may consider other factors such as classifications assigned by third parties. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency.
NVIT J.P. MORGAN U.S. EQUITY FUND seeks a high level of total return from a diversified portfolio of equity securities by investing in equity securities of large-capitalization U.S. companies. For these purposes, large-capitalization U.S. companies are those with market capitalizations similar to those of companies included in the S&P 500® Index and whose stocks trade on the New York Stock Exchange or NASDAQ. The Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposures from its cash positions. The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
International Stocks
NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in emerging country issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among
73

Appendix (cont.)
emerging market countries as determined by the subadviser. Under normal circumstances, the Fund maintains investments in at least six emerging market countries.
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in non-U.S. issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among countries as determined by the subadviser. The Fund intends to have investments economically tied to at least three countries, not including the United States, and may invest in securities economically tied to emerging market countries.
Bonds
NVIT LOOMIS CORE BOND FUND seeks a high level of current income consistent with preserving capital by investing primarily in bonds (or fixed-income securities), such as corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index, but may deviate from this average duration when circumstances warrant.
NATIONWIDE LOOMIS CORE BOND FUND seeks total return by investing primarily in bonds (or fixed-income securities), such as corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index, but may deviate from this average duration when circumstances warrant.
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. Most of these securities are Treasury Inflation Protected Securities, which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, this Underlying Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Fund also may invest up to 20% of its net assets in bonds that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other nongovernmental issuers. In selecting securities, the subadviser typically maintains a dollar-weighted average portfolio maturity that is up to one year greater than or less than the dollar-weighted average portfolio maturity of the Bloomberg U.S. TIPS Index which, as of December 31, 2025, was 4.64 years, although this can change or fluctuate over time.
NATIONWIDE BOND PORTFOLIO seeks to incrementally exceed the total return of the Bloomberg U.S. Aggregate Bond Index (“Aggregate Bond Index”), before the deduction of Fund expenses, over a full market cycle. The Aggregate Bond Index is a broad-based market-weighted index that measures U.S. dollar denominated investment grade bonds of different types with maturities greater than one year. The fixed-income securities in which the Fund invests include corporate bonds issued by U.S. and foreign companies, debt securities issued and/or guaranteed as to principal and interest by the U.S. government, its agencies, or U.S. government-sponsored enterprises or instrumentalities, asset-backed securities, mortgage-backed securities and debt securities issued by foreign governments and their agencies. The Fund invests in fixed-income securities that are investment grade at the time of purchase. Although the Fund may invest in debt securities of any maturity or duration, the Fund's target duration range under normal interest rate conditions is expected to approximate that of the Aggregate Bond Index plus or minus one year.
Short-Term Bonds
NVIT LOOMIS SHORT TERM BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing, under normal circumstances, at least 80% of its net assets in bonds. The Fund invests primarily in bonds (or fixed-income securities) that are U.S. government securities, investment grade corporate bonds issued by U.S. or foreign companies, mortgage-backed securities or asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index, but may deviate from this average duration when the subadviser believes it to be appropriate in light of the Fund's investment objective.
The SAI contains more information about the Funds’ investments and strategies and can be requested using the telephone number on the back of this Prospectus.
74

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-BP (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT BlackRock Managed Global Allocation Fund
Class II
The U.S. Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summary
NVIT BlackRock Managed Global Allocation Fund
11	How the Fund Invests
Objective
Principal Investment Strategies
Core Sleeve
Volatility Overlay
14	Risks of Investing in the Fund
26	Fund Management
28	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
33	Distributions and Taxes
34	Additional Information
35	Financial Highlights
1

Fund Summary: NVIT BlackRock Managed Global Allocation Fund
Objective
The NVIT BlackRock Managed Global Allocation Fund (the “Fund”) seeks high total investment return consistent with preservation of capital over the long term.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class II Shares
Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.70%
Total Annual Fund Operating Expenses	1.99%
Fee Waiver/Expense Reimbursement(1),(2)	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.59% of the management fee until the earlier of (i) April 30, 2027 or (ii) the Fund ceases to operate as a “fund-of-funds.” The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.25% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$117	$543	$995	$2,249
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12.71% of the average value of its portfolio.
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Underlying Fund”). The Underlying Fund is designed for investors seeking high total investment return. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term
2

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer a diversified portfolio that invests flexibly across multiple asset classes, regions and sectors, blended with a strategy that seeks to mitigate equity market risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value is expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Underlying Fund invests in a portfolio of equity, debt and money market securities. Generally, the Underlying Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Underlying Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Underlying Fund mainly seeks securities that its investment adviser believes are undervalued. The Underlying Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including, by way of example, mortgage-backed and asset-backed securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers. The Underlying Fund also may invest in debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Underlying Fund may invest up to 35% of its total assets in high-yield bonds (commonly known as “junk bonds”), corporate loans and distressed securities. The Underlying Fund also may invest in real estate investment trusts (“REITs”) and securities related to real assets (such as real estate- or precious metals-related securities) and stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.
The Underlying Fund relies on the professional judgment of its investment adviser to make decisions about the Underlying Fund’s portfolio investments. The Underlying Fund’s investment adviser considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Underlying Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Underlying Fund has no geographic limits on where it may invest. This flexibility allows its investment adviser to look for investments in markets around the world, including emerging markets, that the investment adviser believes will provide the best asset allocation to meet the Underlying Fund’s objective. The Underlying Fund may invest in the securities of companies of any market capitalization.
Generally, the Underlying Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Underlying Fund may emphasize foreign securities when its investment adviser expects these investments to outperform U.S. securities. When choosing investment markets, the Underlying Fund’s investment adviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition, the Underlying Fund seeks to actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Underlying Fund may own foreign cash equivalents or foreign bank deposits as part of its investment strategy. The Underlying Fund also invests in non-U.S. currencies. The Underlying Fund may underweight or overweight a currency based on its investment adviser’s outlook.
Under normal circumstances, the Underlying Fund will allocate a substantial amount (approximately 40% or more—unless market conditions are not deemed favorable by its investment adviser, in which case the Underlying Fund would invest at least 30%) of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the United States; (iii) issuers which primarily trade in a market located outside the
3

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
United States; or (iv) issuers doing a substantial amount of business outside the United States, which the Underlying Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States, or that have at least 50% of their sales or assets outside the United States The Underlying Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Underlying Fund may deviate very substantially from these aforementioned allocations.
The Underlying Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts both to seek to increase returns and to hedge the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may invest in indexed securities and inverse securities. The Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles, such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Underlying Fund also may gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Underlying Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary also may hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, nonfundamental and certain other investment restrictions as the Underlying Fund.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 94% as of December 31, 2025, this amount may fluctuate within a general range of 90%-100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%-10% in inverse correlation with the Core Sleeve, although this amount was 6% as of December 31, 2025. The Fund’s investment adviser generally buys or sells shares of the Underlying Fund in order to meet or change the target allocation between the Core Sleeve and the Volatility Overlay or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay typically will seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage.
Nationwide Fund Advisors (“NFA” or the “Adviser”) is the investment adviser to the Fund and also is responsible for managing the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers. However, the Underlying Fund in which the Fund invests is diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s
4

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Fund; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Fund. If the Underlying Fund fails to meet its investment objective, the Fund’s performance will be negatively affected; and (3) changes to the Underlying Fund could affect both the level of risk and the potential for gain or loss.
Asset allocation risk – the Fund is subject to different levels and combinations of risk based on the Underlying Fund’s actual allocation among the various asset classes. The Fund will be affected by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Underlying Fund’s investment allocation to it.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Commodities risk – the Underlying Fund’s investments linked to the prices of commodities are considered to be speculative. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds, and therefore they may be more volatile than investments in stocks and bonds. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, disease, fiscal and exchange control programs, and international economic, political, military and regulatory developments. The commodity-linked instruments in which the Underlying Fund invests present substantial risk, including the risk of loss of a significant portion of their principal value. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss. The ability of the Underlying Fund to invest directly in commodity-linked investments without exposing the Underlying Fund to entity level tax is limited under the Internal Revenue Code of 1986, as amended.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market
5

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by the Underlying Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Preferred stocks – a preferred stock may decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they are subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Warrants – if the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Underlying Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Distressed securities – distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Underlying Fund generally will not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities present a substantial risk of default or may be in
6

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
default at the time of investment. The Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Inflation-protected bonds risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Underlying Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds likely would decline.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent the Fund or Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund or Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund or Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Loan participations and assignments risk – the Fund or Underlying Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation. In the event of the insolvency of the lender selling a loan participation, the Fund or Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund or Underlying Fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the Fund or Underlying Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s or Underlying Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Selection risk – the risk that the securities selected by the Fund’s or Underlying Fund's investment adviser or subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed
7

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Limited portfolio holdings risk – because the Fund may hold large positions in one Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Precious metals-related securities risk – prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may affect adversely the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
REIT and real estate securities risk – involves the risks that are associated with investing in real estate, including (1) possible declines in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds; (4) changes in interest rates; (5) unexpected vacancies of properties; (6) environmental problems; and (7) the relative lack of liquidity associated with investments in real estate. In addition, REITs are subject to other risks related specifically to their structure and focus: (a) dependency on management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) the possibility of failing to qualify for special tax treatment; (i) duplicative fees; and (j) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs whose underlying properties are concentrated in a particular industry or geographic region also are subject to risks affecting such industries and regions.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Structured notes risk – structured notes and other related instruments purchased by the Underlying Fund generally are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Underlying Fund, and therefore the Fund, to the credit risk of the issuer of the
8

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes also may be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Subsidiary risk – because the Underlying Fund invests in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary both are managed by the Underlying Fund’s investment adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described herein and could affect adversely the Underlying Fund, and therefore the Fund.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. The table also compares the Fund's average annual total returns to a hypothetical blended index, which is a representation of the performance of each of the Fund's asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
2.98%
18.43%
-8.47%
14.95%
14.55%
4.43%
-14.84%
11.81%
7.36%
14.84%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	9.79%	–	4Q 2023
Lowest Quarter:	-8.47%	–	2Q 2022
9

Fund Summary: NVIT BlackRock Managed Global Allocation Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	14.84%	4.16%	6.06%
FTSE World Index (reflects no deduction for fees or expenses)	23.48%	12.52%	12.67%
Blended Index (reflects no deduction for fees or expenses)[1]	17.83%	6.72%	8.19%
1
The Blended Index is an unmanaged, hypothetical combination of S&P 500® Index (36%), FTSE World ex-US Index (24%), ICE BofA Current 5-Year US Treasury Index (24%) and FTSE Non-US Dollar World Government Bond Index (16%).
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
10

How the Fund Invests: NVIT Blackrock Managed Global Allocation Fund
Objective
The NVIT BlackRock Managed Global Allocation Fund (the “Fund”) seeks high total investment return consistent with preservation of capital over the long term.
This objective may be changed by Nationwide Variable Insurance Trust's Board of Trustees (“Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund consists of two main components. The Core Sleeve constitutes the majority of the Fund’s portfolio, and operates as a “fund-of-funds” by investing in the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Underlying Fund”). The Underlying Fund in turn invests directly in a variety of securities and instruments, consistent with its investment objective and strategies. The remainder of the Fund consists of the Volatility Overlay, which is a separate portion of assets that invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to provide a diversified portfolio that invests flexibly across multiple asset classes, regions and sectors, blended with a strategy that seeks to mitigate equity market risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
Volatility – the degree to which the value of the Fund’s
portfolio may be expected to rise or fall within a period
of time. A high level of volatility means that the Fund’s
value is expected to increase or decrease significantly
over a period of time. A lower level of volatility means
that the Fund’s value is not expected to fluctuate so
significantly.

The Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. In addition, the Fund’s volatility management strategy is not designed to take into account market volatility risks inherent in securities and other instruments that are not equity investments, such as those that may be linked to real assets or commodities. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers. However, the Underlying Fund in which the Fund invests is diversified.
Core Sleeve
The Fund’s Core Sleeve consists of approximately 95% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of the Fund’s Core Sleeve at its discretion. The Core Sleeve invests in an Underlying Fund that generally pursues an “active” style of management, meaning that its portfolio managers actively make investment decisions and initiate buying and selling of securities and other instruments with the goal of seeking high total investment return. The Adviser has selected for the Fund the Underlying Fund that it believes is most appropriate to represent a flexible investment strategy that invests in multiple asset classes. In selecting the Underlying Fund, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategies, risk profile and historical performance. The Adviser also determines the amount of the Fund’s assets to allocate between the Core Sleeve and the Volatility Overlay.
The Core Sleeve invests in Class I shares of the Underlying Fund, which is a registered open-end investment company. The Underlying Fund invests in a portfolio of equity, debt and money market securities. Generally, the Underlying Fund’s portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants, or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Underlying Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Underlying Fund mainly seeks securities that its investment adviser believes are undervalued. The Underlying Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including, by way of example, mortgage-backed and asset-backed securities, and securities issued or guaranteed by the U.S. government
11

How the Fund Invests: NVIT Blackrock Managed Global Allocation Fund (cont.)
or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers. The Underlying Fund may also invest in debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. In addition, the Underlying Fund may invest up to 35% of its total assets in high-yield bonds (commonly known as “junk bonds”), corporate loans and distressed securities. The Underlying Fund also may invest in real estate investment trusts (“REITs”) and securities related to real assets (such as real estate- or precious metals-related securities) and stock, bonds or convertible bonds issued by REITs or companies that mine precious metals.
The Underlying Fund generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The Underlying Fund has no geographic limits on where it may invest. This flexibility allows its investment adviser to look for investments in markets around the world, including emerging markets, that the investment adviser believes will provide the best asset allocation to meet the Underlying Fund’s objective. The Underlying Fund may invest in the securities of companies of any market capitalization.
The Underlying Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Underlying Fund may emphasize foreign securities when its investment adviser expects these investments to outperform U.S. securities. When choosing investment markets, the Underlying Fund’s investment adviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition, the Underlying Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Underlying Fund may own foreign cash equivalents or foreign bank deposits as part of its investment strategy. The Underlying Fund also invests in non-U.S. currencies. The Underlying Fund may underweight or overweight a currency based on its investment adviser’s outlook.
Under normal circumstances, the Underlying Fund will continue to allocate a substantial amount (approximately 40% or more—unless market conditions are not deemed favorable by its investment adviser, in which case the Underlying Fund would invest at least 30%)—of its total assets in securities of (i) foreign government issuers; (ii) issuers organized or located outside the United States; (iii) issuers which primarily trade in a market located outside the United States; or (iv) issuers doing a substantial amount of business outside the United States, which the Underlying Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or that have at least 50% of their sales or assets outside the United States. The Underlying Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the Underlying Fund may deviate very substantially from these aforementioned allocations.
The Underlying Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps that may be referred to as contracts for difference) and forward contracts both to seek to increase returns and to hedge the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may invest in indexed securities and inverse securities. The Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Underlying Fund also may gain exposure to commodity markets by investing up to 25% of its total assets in BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Underlying Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary also may hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Underlying Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, nonfundamental and certain other investment restrictions as the Underlying Fund.
The foregoing summary of the Underlying Fund is based solely on information provided in the prospectus of the Underlying Fund, as filed with the U.S. Securities and Exchange Commission (“SEC”) from time to time. The summary of the Underlying Fund is qualified in its entirety by reference to the prospectus and statement of additional information of the Underlying Fund. The investment adviser of the Underlying Fund may change the investment policies and/or programs of the Underlying Fund at any time without notice to shareholders of the Fund. Because an investor is investing indirectly in the Underlying Fund through the Fund’s Core Sleeve, he or she will pay a proportionate share of the applicable expenses of the Underlying Fund (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Fund will invest in a share class of the Underlying Fund that will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
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How the Fund Invests: NVIT Blackrock Managed Global Allocation Fund (cont.)
Volatility Overlay
The Fund’s Volatility Overlay consists of approximately 5% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of the Fund’s Volatility Overlay at its discretion. The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures dynamically to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Fund’s Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay typically will seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 94% as of December 31, 2025, this amount may fluctuate within a general range of 90%-100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%-10% in inverse correlation with the Core Sleeve, although this amount was 6% as of December 31, 2025. The Fund’s investment adviser generally buys or sells shares of the Underlying Fund in order to meet or change the target allocation between the Core Sleeve and the Volatility Overlay or in response to shareholder redemption activity. The Fund’s volatility management strategy may be adjusted periodically. Any adjustment likely will reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund, provided, however, that any such adjustment will be made in the sole judgment of NFA.
13

Risks of Investing in the Fund
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. Loss of money is a risk of investing in the Fund.
The following information relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” and “How the Fund Invests” sections for the Fund. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund's Statement of Additional Information (“SAI”).
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. A Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will negatively affect the Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund, via its Core Sleeve, invests primarily in other mutual funds. These risks include the following:
●Underlying Fund Expenses: because the Fund owns shares of an Underlying Fund, shareholders of the Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Fund in which the Fund invests.
●Performance: the Fund’s investment performance is directly tied to the performance of the Underlying Fund in which its Core Sleeve invests. If the Underlying Fund fails to meet its investment objective, the Fund’s performance will be negatively affected. There can be no assurance that the Fund or Underlying Fund will achieve its investment objective.
●Strategy: there is the risk that the Adviser’s evaluation of the Underlying Fund, as well as the allocation between the Fund’s Core Sleeve and its Volatility Overlay, are incorrect. Further, the Adviser may add or delete underlying funds, or alter the allocation between the Fund’s Core Sleeve and its Volatility Overlay, at its discretion. A material change in the Underlying Funds selected could affect both the level of risk and the potential for gain or loss.
Market risk – the risk that one or more markets in which the Fund or Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's or Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect the Fund or Underlying Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and
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Risks of Investing in the Fund (cont.)
generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect the Fund's or Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Fund's or Underlying Fund's investments.
Selection risk – the risk that the securities selected by the Fund's or Underlying Fund's investment adviser or subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Asset allocation risk – the Fund is subject to different levels and combinations of risk based on the Underlying Fund’s actual allocation among the various asset classes. the Fund will be affected by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Underlying Fund’s investment allocation to it.
Limited portfolio holdings risk – because the Fund holds large positions in a single Underlying Fund, an increase or decrease in the value of the shares or interests issued by the Underlying Fund will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified fund.
Risks Associated with Stocks
Equity securities risk – refers to the possibility that the Fund could lose value if the individual equity securities in which the Underlying Fund has invested, the overall stock markets in which those stocks trade and/or stock index futures held long by the Fund decline in price. The Fund also could lose value if the Fund holds short positions in stock index futures in anticipation that such stock markets will decline, but instead such stock markets increase in value. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Fund or an Underlying Fund invests.
Mid-cap risk – see “Smaller company risk.”
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks also are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.
REIT and real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include:
●declines in the value of real estate;
●risks related to general and local economic conditions;
●possible lack of availability of mortgage funds;
●overbuilding;
●extended vacancies of properties;
●increased competition;
●increases in property taxes and operating expenses;
●changes in zoning laws;
●losses due to costs resulting from the clean-up of environmental problems;
● liability to third parties for damages resulting from environmental problems;
●casualty or condemnation losses;
●limitations on rents;
●changes in neighborhood values and the appeal of properties to tenants and
●changes in interest rates.
In addition to the risks of securities linked to the real estate industry, equity REITs will be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs will be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of
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Risks of Investing in the Fund (cont.)
larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT.
In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some are highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Underlying Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Value style risk – over time, a value investing style will go in and out of favor, causing the Underlying Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Underlying Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued is actually appropriately priced.
Warrants risk – if the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Underlying Fund loses any amount it paid for the warrant. Thus, investments in warrants involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock;
however, the price of the warrant does not necessarily move with the price of the underlying stock.
Risks Associated with Debt Securities (Bonds and Other Fixed-Income Securities)
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund or Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Inflation rates may change frequently and significantly as a result of various factors and a Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund or Underlying Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund or Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a
16

Risks of Investing in the Fund (cont.)
company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Fund's or Underlying Fund's investment adviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by the Fund or Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund's or Underlying Fund's investment adviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund or Underlying Fund must rely entirely on the credit assessment of the Fund's or Underlying Fund's investment adviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by the Fund or Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities is considered speculative and may subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. Therefore, the Fund is subject to the following risks:
●increased price sensitivity to changing interest rates and to adverse economic and business developments;
●greater risk of loss due to default or declining credit quality;
●greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
●negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Underlying Fund.
Distressed securities – distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Underlying Fund generally will not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These
17

Risks of Investing in the Fund (cont.)
securities present a substantial risk of default or may be in default at the time of investment. The Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Transactions in corporate loans may take longer than seven days to settle. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.
The corporate loans in which the Fund invests have speculative characteristics and are subject to high risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Inflation-protected bonds risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Underlying Fund’s income distributions therefore may fluctuate considerably more than the income distribution amounts of other types of funds. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Underlying Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds likely would decline.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental
18

Risks of Investing in the Fund (cont.)
entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Structured notes risk – structured notes and other related instruments purchased by the Underlying Fund generally are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Underlying Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes the Underlying Fund to the credit risk of the issuer of the structured product. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
U.S. government securities risk - not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund or Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Underlying Fund invests a significant portion of its assets in a specific geographic region, the Underlying Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Underlying Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because
19

Risks of Investing in the Fund (cont.)
the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit the Underlying Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Underlying Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize
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Risks of Investing in the Fund (cont.)
that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Underlying Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Other Principal Risks
Leverage risk – leverage is created when an investment exposes the Fund or Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund or Underlying Fund and make the Fund’s or Underlying Fund’s share price more volatile, a shareholder’s investment in the Fund or Underlying Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s or Underlying Fund’s investments. Further, the use of leverage typically requires the Fund or Underlying Fund to make margin payments, which might impair the Fund’s or Underlying Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or Underlying Fund sell a portfolio security at a disadvantageous time.
Commodities risk – exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments (i.e., derivative instruments that provide exposure to the investment returns of the commodities markets) may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand, and governmental regulatory policies. The energy sector can be affected significantly by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sectors can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metals sales by governments, central banks or international agencies, investment speculation, and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Underlying Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issues in the financial services sector may cause the Fund’s share value to fluctuate. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.
Commodities tax risk – the tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund or Underlying Fund from certain commodity-linked derivatives were treated as non-qualifying income, the Fund or Underlying Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the fund level. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund's or Underlying Fund's use of commodity-linked notes or a wholly-owned foreign subsidiary (which guidance might be applied to the Fund or Underlying Fund retroactively), it could, among other consequences, limit the Fund's or Underlying Fund's ability to pursue its investment strategy. For more information, please see the “Tax Status” section in the SAI.
Precious metals-related securities risk – prices of precious metals and of precious metals-related securities historically have been very volatile. The high volatility of precious metals prices may affect adversely the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Some precious metals mining operations companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may limit the company’s ability to benefit from future increases in the price of precious metals, thereby lowering returns to the Underlying Fund. Hedging techniques also have their own risk, including the possibility that a mining company or
21

Risks of Investing in the Fund (cont.)
other party will be unable to meet its contractual obligations and potential margin requirements.
Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. In addition, increased environmental or labor costs may depress the value of mining and metals investments.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing a Fund's or Underlying Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes the Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
The timing and character of income, gains or losses from these strategies could impair the ability of the Fund’s or Underlying Fund’s investment adviser to utilize derivatives when it wishes to do so.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it or the Underlying Fund is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Underlying Fund purchases an option, it will lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Fund. To the extent that the Underlying Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Underlying Fund could experience a substantial loss.
Forward foreign currency exchange contracts – forward foreign currency exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Underlying Fund to establish a fixed rate of exchange for a future point in time. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security or asset.
Indexed and inverse securities – indexed securities provide a potential return based on a particular market index of value or interest rates. Inverse securities are designed to produce returns that move in the opposite direction of the index on which they are based. The Underlying Fund’s return on these securities therefore is subject to the risks of the securities or instruments included in the particular index. Indexed and inverse securities are subject to leverage risk and correlation risk. Certain such securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Underlying Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way the Underlying Fund’s investment adviser does not anticipate.
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Risks of Investing in the Fund (cont.)
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Fund or Underlying Fund could sustain significant losses.
Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. Certain credit default swaps have been designated for mandatory central clearing. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment. Credit default swaps also are subject to the risk that the Underlying Fund will not assess properly the cost of the underlying investment. If the Underlying Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Underlying Fund to pay the counterparty the set value of the defaulted bonds. If the Underlying Fund is buying credit protection, there is the risk that no credit event will occur and the Underlying Fund will receive no benefit for the premium paid.
Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. Until equity swaps are designated for mandatory central clearing, the terms of an equity swap generally are privately negotiated by the Underlying Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to stock market risk of the underlying stock, group of stocks or stock index in addition to counterparty credit risk. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the value of the underlying asset. If the Fund is the buyer of a total return swap, the Fund will lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund will lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Commodity-linked notes – the Underlying Fund uses commodity-linked notes to gain exposure to the commodities markets. At any time, the risk of loss associated with a particular note in the Underlying Fund’s portfolio may be significantly higher than the note’s value. Commodity-linked notes also are subject to special risks that do not affect traditional equity and debt securities. The value of commodity-linked notes may fluctuate significantly because the values of the underlying investments to which they are linked are extremely volatile. In addition, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity investment. Leverage increases the volatility of the value of commodity-linked notes, and their value may increase or decrease more quickly than the underlying commodity asset. If the interest rate on a commodity-linked note is based on the value of a particular commodity, commodity index or other economic variable, the Underlying Fund might receive lower interest payments (or not receive any interest) if the value of the underlying asset falls. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the value of such commodity, commodity index or other economic variable may not increase sufficiently so that the Underlying Fund might not receive a portion (or any) of the principal when the investment matures or upon earlier exchange. Commodity-linked notes also are subject to credit risks on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations, the Underlying Fund, and therefore the Fund, will lose money. The value of commodity-linked notes may be influenced by several factors, including: value of the commodity, commodity index or other economic variable; volatility, interest and yield rates in the market; the time remaining to maturity;
23

Risks of Investing in the Fund (cont.)
and the creditworthiness of the issuer of the commodity-linked note. In addition, a liquid secondary market may not exist for certain commodity-linked notes the Underlying Fund buys, which may make it difficult for the Underlying Fund to sell them at an acceptable price or to accurately value them.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Fund.
Liquidity risk – the risk that the Underlying Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that the Underlying Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can affect adversely the Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that the Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than investments in domestic securities and higher-rated bonds.
Loan participations and assignments risk – as the purchaser of an assignment, the Underlying Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Underlying Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Underlying Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Underlying Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Underlying Fund may be required to pass along to a purchaser that buys a loan from the Underlying Fund by way of assignment a portion of any fees to which the Underlying Fund is entitled under the loan. In connection with purchasing participations, the Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Underlying Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Underlying Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's subadviser, or by the Underlying Fund's investment adviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Subsidiary risk – because the Underlying Fund invests in the Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary generally are similar to those that are permitted to be held by the Underlying Fund and are subject to the same risks that apply to similar investments if held directly by the Underlying Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Underlying Fund wholly owns and controls the Subsidiary, and the Underlying Fund and the Subsidiary both are managed by the Underlying Fund's investment adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Underlying Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described herein and could affect adversely the Underlying Fund, and therefore the Fund.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * *
The Trust does not believe that cybersecurity risk, discussed below, is a principal risk of investing in the Fund. The following is identified as a non-principal risk:
Cybersecurity risk – the Adviser’s provision of the Fund’s volatility management program depends on technology and therefore may be susceptible to operational and information risks resulting from cyber-attacks. Cyber-attacks may include, among others, “ransomware” attacks,
24

Risks of Investing in the Fund (cont.)
the injection of computer viruses or malicious software code, stealing or corrupting proprietary or confidential information and other data that is maintained digitally, denial-of-service attacks causing operational disruption and/or the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact or interfere with the Adviser’s ability to provide the Fund's volatility management program effectively. In the event of a cyber-attack that could impact the Adviser’s ability to provide a volatility management program, the Adviser shall have the discretion to: (i) close-out existing futures transactions; (ii) temporarily suspend the volatility management program, and/or (iii) take such other actions that the Adviser reasonably believes to be necessary to protect the best interests of the Fund and its shareholders. If this occurs, the Fund may have no protection from market volatility and may experience losses or underperformance.
* * * *
Temporary defensive positions – the Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if the Fund’s investment adviser or subadviser believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents the Fund from pursuing fully its investment objective, and the Fund may miss potential market upswings.
The Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these nonprincipal investments, strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).
Selective Disclosure of Portfolio Holdings
The Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.
25

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or the “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Fund, determines the allocation of Fund assets among one or more subadvisers, and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates the Fund’s assets between its Core Sleeve and its Volatility Overlay, and selects the Underlying Fund in which the Core Sleeve invests. NFA then monitors these allocations and the Underlying Fund, as well as factors that could influence the allocations or the Underlying Fund selections, such as market and economic conditions and Underlying Fund performance. NFA also administers the Fund’s volatility management program and daily provides the subadviser with the index notional exposure required for futures positions for the Fund. For these services, the Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid by the Underlying Fund to its investment adviser.
Subadviser
Subject to the oversight of NFA and the Board of Trustees, the subadviser will manage all or a portion of the assets in the Fund’s Volatility Overlay in accordance with the Fund’s investment objective and strategies. With regard to the Fund’s Volatility Overlay, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations. The subadviser is also responsible for maintaining all outstanding margin accounts and, to the extent not managed by NFA, residual cash, and for monitoring the value of the Fund’s futures positions. NFA pays the subadviser from the management fee it receives from the Fund.
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”) is the subadviser for the Fund’s Volatility Overlay. NWAM is located at One Nationwide Plaza, Columbus, OH 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”), and is an affiliate of the Adviser.
The Fund is used as an underlying investment option to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Contracts”), some of which may offer guaranteed lifetime income or death benefits. Certain conflicts of interest thus may exist because NFA and NWAM are affiliated with Nationwide Life, and one purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting guaranteed benefits available through Variable Contracts. Accordingly, the risk exists that, in providing the Fund’s volatility management program, NFA and NWAM may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Contracts. As the Fund’s investment adviser and subadviser, respectively, NFA and NWAM have a fiduciary duty to the Fund and must act in the best interests of the Fund’s shareholders. NFA and NWAM therefore together have adopted various policies, procedures and internal compliance controls that are intended to identify, monitor and address actual or potential conflicts of interest in order to safeguard the best interests of the Fund’s shareholders.
Management Fees
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2025, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT BlackRock Managed Global Allocation Fund	0.15%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund is in the Fund's reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Fund's website.
Portfolio Management
NFA
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Fund’s co-portfolio managers and are jointly responsible for the day-to-day management of the Fund in accordance with (1) the selection of investments in which the Core Sleeve invests and (2) the Fund's allocations between the Core Sleeve and the Volatility Overlay. The portfolio managers also are responsible for administering the volatility management program and providing the subadviser daily with index notional exposures required for futures positions.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company (“Nationwide Mutual”) in November 2004, building the external manager platform for long only, hedge fund and private equity investments for Nationwide’s general account and pension assets. He joined NFA in 2016.
26

Fund Management (cont.)
Mr. Robinette is a Senior Director of Multi-Asset Investments of NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a hedge fund portfolio and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Director of Multi-Asset Investments of NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund manager selection and due diligence as well as portfolio risk management.
NWAM
Michael Charron, CFA, FRM; Thomas Christensen and Joseph Hanosek, are jointly responsible for derivatives trading and execution for the Fund’s Volatility Overlay.
Mr. Charron joined Nationwide Mutual, the parent company of NWAM, in 2014. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Mr. Christensen joined Nationwide Mutual, the parent company of NWAM, in 2005. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Mr. Hanosek joined Nationwide Mutual, the parent company of NWAM, in 1999. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Fund greater flexibility, enabling it to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.
27

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
The Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Please check with Nationwide Life to determine if the Fund is available with your variable annuity contract. More information about the guaranteed benefits riders that feature the Fund may be found in the prospectus of the separate account of your variable annuity contract and should be read in conjunction with this Prospectus. Guaranteed benefits may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. Notwithstanding the foregoing, the selection of a guaranteed benefits rider is not required. If the variable annuity contract you purchased does not include a benefits rider, or if you choose to purchase a variable annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment. In such instances, the contract owner should consider whether a different underlying fund option may be a more appropriate investment in light of his or her own circumstances and financial objectives.
The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer its shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell its securities at disadvantageous prices.
The distributor for the Fund is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of the Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of the Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of the Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Fund does not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
28

Investing with Nationwide Funds (cont.)
To the extent that the Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund’s NAV. The Valuation Procedures provide that the Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectus for the Underlying Fund should explain the circumstances under which the Underlying Fund will use fair value pricing and the effects of using fair value pricing. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Fund’s investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund's NAV. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in the Fund’s portfolio which is used to determine the Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
The Underlying Fund calculates its NAV at the close of trading on each business day. The Underlying Fund will not calculate its NAV on days that the Exchange is closed for trading. Assets are valued primarily on the basis of readily available market quotations. However, the Underlying Fund has adopted procedures for making “fair value” determinations if these quotations are not readily available or are deemed unreliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the Exchange that, in the opinion of the Underlying Fund’s investment adviser, materially affect the value of the portfolio securities of the Underlying Fund, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in a more appropriate NAV. In addition, such use is intended to reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in the Underlying Fund.
The Valuation Procedures are intended to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event the Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of the Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
29

Investing with Nationwide Funds (cont.)
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price, depending upon the market value of the Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, the Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, the Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Fund’s ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, the Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would affect adversely the Fund.
Excessive or Short-Term Trading
The Fund seeks to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.
The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Fund is intended for investors with relatively long time horizons, because the Fund invests in foreign securities, it may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading of the Fund.
Monitoring of Trading Activity
It is difficult for the Fund to monitor short-term trading because the insurance company separate accounts that invest in the Fund typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. In addition, most insurance companies combine all of their contract holders’ investments into a single omnibus account in the Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, the Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
30

Investing with Nationwide Funds (cont.)
With respect to the Nationwide variable insurance contracts which offer the Fund, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever the Fund is able to identify short-term trades and/or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate the Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Fund to compensate the Distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, the Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of the Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of the Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class II shares of the Fund are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Plan, the Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares; however many insurance companies do not charge the maximum permitted fee or even a portion thereof.
For the current fiscal year, administrative services fees for Class II shares of the Fund, expressed as a percentage of the share class’s average daily net assets, are estimated to be 0.25%.
Revenue Sharing
NFA and/or its affiliates (collectively “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Fund as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Fund’s) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain
31

Investing with Nationwide Funds (cont.)
plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Fund as underlying subaccount options.
Payments may be based on current or past sales of subaccounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of the Fund instead of recommending options offered by competing insurance companies or
●sell shares of the Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Fund’s shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract also may make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
NFA or its affiliates may receive compensation from the manager of the Underlying Fund based on the amount of the Fund’s investment in the Underlying Fund. NFA has undertaken to the Fund that it or its affiliates will reduce the amount of fees payable by the Fund to them in an amount at least equal to the amount of that compensation.
32

Distributions and Taxes
Dividends and Distributions
The Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Fund are offered.
Please refer to the SAI for more information regarding the tax treatment of the Fund.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
33

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Fund’s investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Fund. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder, or other person other than any rights under federal or state law that may not be waived.
34

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds'
website.
35

FINANCIAL HIGHLIGHTS: NVIT BLACKROCK MANAGED GLOBAL ALLOCATION FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$12.40	$0.37	$1.47	$1.84	$—	$—	$—	$14.24	14.84%	$325,835	0.45%	2.80%	1.29%	12.71%
12/31/2024	11.55	0.12	0.73	0.85	—	—	—	12.40	7.36%	329,998	0.45%	1.02%	1.29%	10.42%
12/31/2023	10.33	0.20	1.02	1.22	—	—	—	11.55	11.81%	342,628	0.45%	1.83%	1.29%	3.93%
12/31/2022	12.13	(0.04)	(1.76)	(1.80)	—	—	—	10.33	(14.84)%	334,538	0.45%	(0.37)%	1.29%	6.33%
12/31/2021	12.04	0.05	0.49	0.54	(0.45)	—	(0.45)	12.13	4.43%	394,088	0.45%	0.44%	1.29%	6.74%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
36

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Fund's annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Fund’s investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Fund, or to make inquiries to the Fund, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-BR-MGA (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

NVIT Allspring Discovery Fund
Class I / Class II
NVIT BlackRock Equity Dividend Fund
Class I / Class II / Class IV / Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund
Class I / Class II / Class P / Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
Class I / Class II / Class X / Class Y / Class Z
NVIT Fidelity Institutional AM® Emerging Markets Fund
Class I / Class II / Class D / Class Y
NVIT Fidelity Institutional AM® Worldwide Fund
Class I / Class II
NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund)
Class I / Class II / Class Y
NVIT International Equity Fund
Class I / Class II / Class Y
NVIT Invesco Small Cap Growth Fund
Class I / Class II
NVIT Jacobs Levy Large Cap Core Fund
Class I / Class II
NVIT Jacobs Levy Large Cap Growth Fund
Class I / Class II
NVIT Multi-Manager Small Company Fund
Class I / Class II / Class IV
NVIT Putnam International Value Fund
Class I / Class II / Class X / Class Y / Class Z
NVIT Real Estate Fund
Class I / Class II
NVIT Small Cap Value Fund (formerly, NVIT Multi-Manager Small Cap Value Fund)
Class I / Class II / Class IV
NVIT Victory Mid Cap Value Fund
Class I / Class II
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK

2	Fund Summaries
NVIT Allspring Discovery Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Fidelity Institutional AM® Worldwide Fund
NVIT GQG US Quality Equity Fund
NVIT International Equity Fund
NVIT Invesco Small Cap Growth Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Small Company Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT Small Cap Value Fund
NVIT Victory Mid Cap Value Fund
72	How the Funds Invest
NVIT Allspring Discovery Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Fidelity Institutional AM® Worldwide Fund
NVIT GQG US Quality Equity Fund
NVIT International Equity Fund
NVIT Invesco Small Cap Growth Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Small Company Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT Small Cap Value Fund
NVIT Victory Mid Cap Value Fund
96	Risks of Investing in the Funds
109	Fund Management
114	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
119	Distributions and Taxes
120	Additional Information
121	Financial Highlights

Fund Summary: NVIT Allspring Discovery Fund
Objective
The NVIT Allspring Discovery Fund seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.88%	1.13%
Fee Waiver/Expense Reimbursement(1),(2)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	1.08%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.78% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.029% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$85	$276	$483	$1,080
Class II Shares	110	354	617	1,370
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72.91% of the average value of its portfolio.

Fund Summary: NVIT Allspring Discovery Fund (cont.)
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small- and medium-sized companies. For these purposes, small- and medium-sized companies are companies with market capitalizations at the time of purchase equal to or lower than the company with the largest capitalization in the Russell Midcap® Index, which was approximately $83.5 billion as of December 31, 2025. The Fund uses a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.
The subadviser seeks to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that the subadviser believes have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Furthermore, the subadviser seeks to identify companies that embrace innovation and foster disruption using technology to maximize efficiencies, gain pricing advantages, and take market share from competitors. The subadviser views innovative companies as those that, among other characteristics, have the ability to advance new products or services through investment in research and development, that operate a business model that is displacing legacy industry incumbents, that are pursuing a large unmet need or total available market, and/or that are benefiting from changes in demographic, lifestyle, or environmental trends. The subadviser believes innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that the subadviser seeks to exploit through its investment process.
The subadviser pays particular attention to how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. In addition to meeting with management, the subadviser takes a “surround the company” approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help the subadviser make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which the subadviser defines as the value of the company (i.e., its price target for the stock) relative to where the stock is currently trading. The subadviser may invest in any sector, and at times it may emphasize one or more particular sectors. The subadviser may choose to sell a holding when it no longer offers favorable growth prospects, reaches its target price, or to take advantage of a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss

Fund Summary: NVIT Allspring Discovery Fund (cont.)
as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund’s performance prior to January 27, 2020, reflects returns pursuant to different principal investment strategies and different subadvisers. If the Fund’s current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

80%
60%
40%
20%
0%
-20%
-40%
-60%
6.47%
27.74%
-6.85%
37.25%
60.90%
-4.70%
-37.61%
20.58%
18.50%
5.91%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	35.85%	–	2Q 2020
Lowest Quarter:	-25.21%	–	2Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	5.91%	-2.09%	9.67%
Class II Shares	5.62%	-2.35%	9.38%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
Russell 2500® Growth Index (reflects no deduction for fees or expenses)	10.31%	2.98%	10.55%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Allspring Global Investments, LLC (“Allspring”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Michael T. Smith, CFA	Managing Director and Senior Portfolio Manager	Since 2011
Christopher J. Warner, CFA	Portfolio Manager	Since 2012
Robert Gruendyke, CFA	Portfolio Manager	Since 2024

Fund Summary: NVIT Allspring Discovery Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT BlackRock Equity Dividend Fund
Objective
The NVIT BlackRock Equity Dividend Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Management Fees	0.63%	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.84%	1.09%	0.84%	0.69%
Fee Waiver/Expense Reimbursement(1)	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	1.05%	0.80%	0.65%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$264	$462	$1,033
Class II Shares	107	343	597	1,325
Class IV Shares	82	264	462	1,033
Class Y Shares	66	217	380	855
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.78% of the average value of its portfolio.

Fund Summary: NVIT BlackRock Equity Dividend Fund (cont.)
Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and at least 80% of its net assets in dividend-paying securities. For these purposes, equity securities represent an ownership interest in the issuer. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments with prices linked to the value of common stock. Dividends constitute a distribution of a company’s earnings to shareholders. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large-cap securities.
The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated either in U.S. dollars or the local currencies of their issuers.
The Fund may have significant investments in particular sectors.
The subadviser chooses investments for the Fund that the subadviser believes will both increase in value over the long-term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. In selecting portfolio securities, the subadviser will generally employ a value style, but may purchase equity securities based on a growth style when such securities pay dividends or the subadviser believes such securities have particularly good prospects for capital appreciation.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Dividend-paying stock risk – there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they are subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because

Fund Summary: NVIT BlackRock Equity Dividend Fund (cont.)
the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Income-producing stock availability risk – depending on market conditions, income-producing common stocks that meet the subadviser’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the Fund’s ability to produce current income while remaining fully diversified.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund’s performance prior to January 10, 2017 reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund’s current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

40%
20%
0%
-20%
17.89%
18.00%
-7.26%
27.31%
3.63%
20.29%
-3.99%
11.99%
9.86%
21.44%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	17.16%	–	4Q 2020
Lowest Quarter:	-24.12%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Fund Summary: NVIT BlackRock Equity Dividend Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	21.44%	11.53%	11.37%
Class II Shares	21.10%	11.24%	11.09%
Class IV Shares	21.42%	11.52%	11.37%
Class Y Shares	21.44%	11.53%	11.37%
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	13.59%	14.59%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	15.91%	11.33%	10.53%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Cem Inal	Managing Director/Portfolio Manager	Since 2026
David Zhao	Managing Director/Portfolio Manager	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT BNY Mellon Dynamic U.S. Core Fund
Objective
The NVIT BNY Mellon Dynamic U.S. Core Fund seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class P Shares	Class Y Shares
Management Fees	0.47%	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses	0.19%	0.19%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.66%	0.91%	0.76%	0.51%
Fee Waiver/Expense Reimbursement(1),(2)	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.62%	0.87%	0.72%	0.47%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65%, 0.90%, 0.75%, and 0.50% for Class I, Class II, Class P, and Class Y shares, respectively, until April 30, 2027. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.038% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$63	$207	$364	$819
Class II Shares	89	286	500	1,116
Class P Shares	74	239	418	939
Class Y Shares	48	160	281	637
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.40% of the average value of its portfolio.

Fund Summary: NVIT BNY Mellon Dynamic U.S. Core Fund (cont.)
Principal Investment Strategies
The Fund seeks to provide investors with long-term growth of capital by outperforming the S&P 500® Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity indexes and U.S. Treasury bonds (which are government-issued fixed income securities), and options on equity index and bond futures contracts. Futures and options are derivatives and may expose the Fund to significant leverage. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Equity securities that the Fund buys primarily are common stocks of companies that are included in the S&P 500® Index. With respect to the Fund’s portion that invests directly in equity securities, the Fund generally invests in all 500 stocks in the S&P 500® Index in proportion to their weightings in the index. Money market instruments serve primarily as cover for the Fund's derivatives positions, although the subadviser also at times allocates assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg U.S. Long Treasury Index. The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund uses Treasury bond futures and options to hedge against equity market risks. It is possible, however, that the Fund will lose money on both its equity investments and its bond exposures at the same time. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers. For these purposes, a U.S. issuer is either (i) a company whose stock is listed on the New York Stock Exchange or NASDAQ; or (ii) the United States Treasury.
In determining what the subadviser believes to be the optimal allocation among equities, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund’s equity exposure through the use of equity index futures and related options. It also may allocate assets to U.S. Treasury bond futures and related options and/or money market instruments. By combining equity securities, futures on stock indexes and U.S. Treasury bonds, call options and money market instruments in varying amounts, the subadviser adjusts the Fund’s overall equity exposure within a range of 50%–150% of the Fund’s net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.
The Fund is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500® Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Futures contracts and options on futures contracts typically involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the

Fund Summary: NVIT BNY Mellon Dynamic U.S. Core Fund (cont.)
potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts and related options may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. The ability to close out positions in exchange-traded options depends on the existence of a liquid market. Options that expire unexercised have no value.
Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics (e.g., futures contracts the value of which are derived from the performance of bond indexes), subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Strategy risk – the subadviser’s strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital growth while accepting the possibility of significant short-term, or even long-term, losses.
Index strategy risk – the portion of the Fund that invests directly in equity securities does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between such portion’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net

Fund Summary: NVIT BNY Mellon Dynamic U.S. Core Fund (cont.)
redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund’s performance prior to July 16, 2018, reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund’s current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

60%
40%
20%
0%
-20%
-40%
3.63%
27.31%
-1.27%
37.62%
18.90%
30.24%
-22.10%
23.88%
22.80%
17.18%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	19.35%	–	2Q 2020
Lowest Quarter:	-18.02%	–	2Q 2022
The Fund had not commenced offering Class P shares or Class Y shares as of the date of this Prospectus. Pre-inception historical performance for Class P and Class Y shares therefore is based on the previous performance of Class I shares. Performance for Class P shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	17.18%	12.58%	14.44%
Class II Shares	16.91%	12.31%	14.16%
Class P Shares	17.07%	12.47%	14.33%
Class Y Shares	17.18%	12.58%	14.44%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Newton Investment Management North America, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
James H. Stavena	Head of Portfolio Management, Multi- Asset Solutions	Since 2018
Torrey K. Zaches, CFA	Senior Portfolio Manager, Multi-Asset Solutions	Since 2020
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Fund Summary: NVIT BNY Mellon Dynamic U.S. Core Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT BNY Mellon Dynamic U.S. Equity Income Fund
Objective
The NVIT BNY Mellon Dynamic U.S. Equity Income Fund seeks capital appreciation. Current income is its secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class X Shares	Class Y Shares	Class Z Shares
Management Fees	0.57%	0.57%	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	0.25%
Other Expenses	0.30%	0.30%	0.17%	0.05%	0.17%
Total Annual Fund Operating Expenses	0.87%	1.12%	0.74%	0.62%	0.99%
Fee Waiver/Expense Reimbursement(1),(2)	(0.11)%	(0.19)%	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.76%	0.93%	0.63%	0.51%	0.88%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.08% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.76%, 0.93%, 0.63%, 0.51%, and 0.88% for Class I, Class II, Class X, Class Y, and Class Z shares, respectively, until April 30, 2027. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$78	$267	$471	$1,062
Class II Shares	95	337	599	1,346
Class X Shares	64	225	401	908
Class Y Shares	52	187	335	764
Class Z Shares	90	304	536	1,203
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83.60% of the average value of its portfolio.

Fund Summary: NVIT BNY Mellon Dynamic U.S. Equity Income Fund (cont.)
Principal Investment Strategies
The Fund seeks to provide investors with capital appreciation, and secondarily current income, by outperforming the Russell 1000® Value Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity indexes and U.S. Treasury bonds (which are government-issued fixed income securities), and options on equity index and U.S. Treasury bond futures. Futures and options are derivatives and expose the Fund to leverage. In addition, the Fund may write (sell) covered call options to enhance returns and/or to limit volatility. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. issuers, primarily common stocks. Equity securities represent an ownership interest in the issuer. Equity securities also may include preferred stocks, convertible securities and derivatives the value of which are linked to equity securities of U.S. issuers. A U.S. issuer is a company whose stock is listed on the New York Stock Exchange or NASDAQ. The Fund also may invest up to 20% of its net assets in securities of foreign companies, which are companies organized under the laws of countries other than the United States, and which trade in markets other than the New York Stock Exchange or NASDAQ. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund's strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The subadviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, although the Fund may emphasize one or more particular sectors at times.
The Fund’s subadviser employs a value style of investing, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The subadviser identifies potential investments through extensive quantitative and fundamental analysis, using a bottom-up approach that emphasizes three key factors:
●Value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;
●Sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and
●Positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.
Money market instruments serve primarily as “cover” for the Fund’s derivatives positions, although the subadviser also at times allocates assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg U.S. Long Treasury Index. The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund uses U.S. Treasury bond futures and options to hedge against equity market risks. It is possible, however, that the Fund could lose money on both its equity investments and its bond exposures at the same time.
In determining what the subadviser believes to be the optimal allocation among equities, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund’s equity exposure through the use of equity index futures and related options. It also may allocate assets to U.S. Treasury bond futures and related options and/or money market instruments. By combining equity securities, futures on stock indexes and U.S. Treasury bonds, call options and money market instruments in varying amounts, the subadviser adjusts the Fund’s overall equity exposure within a range of 80%–150% of the Fund’s net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.
The Fund is designed for investors seeking capital appreciation, and secondarily current income, by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the Russell 1000® Value Index.

Fund Summary: NVIT BNY Mellon Dynamic U.S. Equity Income Fund (cont.)
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund's ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Strategy risk – the subadviser’s strategy may cause the Fund to experience above-average short-term volatility. Accordingly, the Fund may be appropriate for investors who have a long investment time horizon and who seek long-term capital appreciation, and secondarily current income, while accepting the possibility of significant short-term, or even long-term, losses.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Dividend-paying stock risk – there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The

Fund Summary: NVIT BNY Mellon Dynamic U.S. Equity Income Fund (cont.)
Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they are subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not

Fund Summary: NVIT BNY Mellon Dynamic U.S. Equity Income Fund (cont.)
insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund's investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund's performance prior to April 1, 2020, reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund's current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

40%
20%
0%
-20%
20.44%
8.67%
-9.35%
26.95%
1.49%
34.53%
-1.13%
8.84%
15.32%
18.63%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	19.86%	–	4Q 2020
Lowest Quarter:	-29.60%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Class X and Class Z shares commenced operations on September 8, 2020. Therefore, pre-inception historical performance for Class X and Class Z shares is based on the previous performance of Class I and Class II shares, respectively. Performance for Class X and Class Z shares has not been adjusted to reflect those share classes' lower expenses than those of the Fund’s Class I and Class II shares, respectively.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	18.63%	14.64%	11.72%
Class II Shares	18.43%	14.45%	11.53%
Class X Shares	18.81%	14.80%	11.79%
Class Y Shares	18.63%	14.64%	11.72%
Class Z Shares	18.55%	14.51%	11.55%
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	13.59%	14.59%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	15.91%	11.33%	10.53%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Newton Investment Management North America, LLC
Portfolio Manager
Portfolio Manager	Title	Length of Service with Fund
John C. Bailer, CFA	Deputy Head of Equity Income, Portfolio Manager	Since 2020
Brian C. Ferguson	Portfolio Manager, Equity Income Team	Since 2020
Keith Howell, Jr., CFA	Portfolio Manager, Equity Income Team	Since 2023
James H. Stavena	Head of Portfolio Management, Multi- Asset Solutions	Since 2020
Torrey K. Zaches, CFA	Senior Portfolio Manager, Multi-Asset Solutions	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased

Fund Summary: NVIT BNY Mellon Dynamic U.S. Equity Income Fund (cont.)
through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Fidelity Institutional AM® Emerging Markets Fund
Objective
The NVIT Fidelity Institutional AM® Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class D Shares	Class Y Shares
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses	0.27%	0.27%	0.36%	0.12%
Total Annual Fund Operating Expenses	1.22%	1.47%	1.56%	1.07%
Fee Waiver/Expense Reimbursement(1)	(0.10)%	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.12%	1.37%	1.46%	0.97%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.97% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$114	$377	$661	$1,468
Class II Shares	139	455	793	1,749
Class D Shares	149	483	840	1,848
Class Y Shares	99	330	580	1,297
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 99.34% of the average value of its portfolio.

Fund Summary: NVIT Fidelity Institutional AM® Emerging Markets Fund (cont.)
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in emerging markets and other investments that are tied economically to emerging markets. For these purposes, derivative instruments that provide investment exposure to emerging market equity securities or exposure to one or more market risk factors associated with such investments are included in the foregoing 80% investment policy. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the subadviser identifies as having similar emerging market characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
In buying and selling securities for the Fund, the subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadvisers will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant

Fund Summary: NVIT Fidelity Institutional AM® Emerging Markets Fund (cont.)
internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
 China exposure – there are special risks associated with investments in China (including Chinese companies listed on U.S. and Hong Kong exchanges), Hong Kong and Taiwan, including exposure to expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), and uncertainty regarding the ongoing trade dispute and imposition of tariffs between China and the United States. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan and Hong Kong could be adversely affected by their respective political and economic relationship with China. Any difficulties encountered by the U.S. Public Company Accounting Oversight Board (“PCAOB”) in inspecting audit work papers and practices of PCAOB registered accounting firms in China with respect to their audit work of U.S. reporting companies also imposes significant additional risks associated with investments in China. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies located in or operating in China and shareholders may have limited legal remedies. China, Hong Kong and Taiwan are deemed by the investment manager to be emerging markets countries, and thus are subject to the risks associated with and described under “emerging markets risk.”
 Chinese variable interest entities – there are special risks associated with investments in Chinese variable interest entities (“VIEs”). In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies). While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators historically, they have not been formally recognized under Chinese law. The Chinese government’s acceptance of the VIE structure is evolving and the China Securities Regulatory Commission (“CSRC”) has released rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.

Fund Summary: NVIT Fidelity Institutional AM® Emerging Markets Fund (cont.)
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund's performance prior to March 3, 2025 reflects returns pursuant to different subadvisers than the Fund's current subadviser.  If the Fund's current strategies and subadviser had been in place for the periods shown, the performance information would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

60%
40%
20%
0%
-20%
-40%
7.72%
41.50%
-17.42%
22.95%
13.30%
-7.28%
-24.75%
4.16%
6.28%
36.15%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	21.15%	–	4Q 2020
Lowest Quarter:	-26.39%	–	1Q 2020
The inception date for Class D shares is July 29, 2016. Pre-inception historical performance for Class D shares is based on the previous performance of Class II shares. Performance for Class D shares has been adjusted to reflect that share class’s higher expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	36.15%	1.01%	6.31%
Class II Shares	35.78%	0.75%	6.04%
Class D Shares	35.77%	0.70%	5.97%
Class Y Shares	36.37%	1.17%	6.47%
MSCI Emerging Markets® Index (reflects no deduction for fees or expenses)	33.57%	4.20%	8.42%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
FIAM LLC (“FIAM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Sam Polyak, CFA	Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Fund Summary: NVIT Fidelity Institutional AM® Emerging Markets Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Fidelity Institutional AM® Worldwide Fund
Objective
The NVIT Fidelity Institutional AM® Worldwide Fund (the “Fund”) seeks capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses	1.04%	1.29%
Fee Waiver/Expense Reimbursement(1)	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	1.05%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.55% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$307	$551	$1,249
Class II Shares	107	385	685	1,535
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period April 15, 2025 (commencement of operations) through December 31, 2025, the  Fund’s portfolio turnover rate was 90.45% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in equity securities of companies located throughout the world, including the United States. Under normal market conditions, the Fund’s subadviser invests the Fund’s assets primarily in common stocks. The Fund may invest in issuers of any market capitalization, including smaller companies. The Fund typically invests in at least five countries

Fund Summary: NVIT Fidelity Institutional AM® Worldwide Fund (cont.)
including the United States. The Fund also may invest in emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund’s subadviser normally allocates the Fund’s investments across different countries and regions. The Fund may have significant investments in one or more countries or in particular sectors.
In buying and selling securities for the Fund, the subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The Fund may engage in frequent and active trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.

Fund Summary: NVIT Fidelity Institutional AM® Worldwide Fund (cont.)
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund is new and did not complete one full calendar year of operations.
The Fund’s broad-based securities market index is the MSCI All Country World Index in order to meet a Securities and Exchange Commission requirement. The Fund also compares its performance to the MSCI World Index - Net Return, which has characteristics relevant to the Fund’s investment strategy.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
FIAM LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service
Stephen A. DuFour	Co-Portfolio Manager	Since 2025
Andrew A. Sergeant	Co-Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT GQG US Quality Equity Fund
(formerly, NVIT Calvert Equity Fund)
Objective
The NVIT GQG US Quality Equity Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.18%	0.18%	0.13%
Total Annual Fund Operating Expenses	0.83%	1.08%	0.78%
Fee Waiver/Expense Reimbursement(1),(2)	(0.05)%	(0.21)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.87%	0.73%
(1)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(2)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract in which the Adviser has agreed to waive 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$80	$260	$456	$1,021
Class II Shares	89	323	575	1,298
Class Y Shares	75	244	428	961
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140.61% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. issuers. For these purposes, equity securities represent an ownership interest in the issuer, and a company is a U.S. issuer if (i) at least 50% of its assets are located in the U.S.; (ii) at least 50% of its revenue is generated in the U.S.; (iii) it is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the U.S.; or (iv) its stock is listed on the New York Stock Exchange or NASDAQ. Equity securities that the Fund buys primarily are common stocks of large-cap companies, i.e., those with market capitalizations similar to those of companies included in the S&P 500® Index. The Fund

Fund Summary: NVIT GQG US Quality Equity Fund (cont.)
makes market capitalization determinations with respect to a security at the time of its purchase. The Fund may invest in equity securities of foreign companies in both developed and emerging markets. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund’s strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The Fund’s subadviser seeks to capture market inefficiencies which it believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements, rather than a company’s fundamentals over a longer time horizon (5 years or more). The subadviser believes that this market inefficiency may lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, the subadviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the subadviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors, such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the subadviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the subadviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. The subadviser seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.
Subject to the subadviser's criteria for quality, many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices. The Fund also may purchase stocks that would not fall into the traditional “growth” style box. In constructing a portfolio of securities, the subadviser is not constrained by sector or industry weights of the Fund’s benchmark. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The subadviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down,” macro-based criteria.
The subadviser may sell a stock if the subadviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the subadviser has otherwise lost conviction that the company reflects a higher quality opportunity relative to other available investments on a forward-looking basis. The subadviser also may sell a stock if the company has met its price target or is involved in a business combination, if the subadviser identifies a more attractive investment opportunity, or the subadviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. The Fund may engage in frequent and active trading of portfolio securities.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity

Fund Summary: NVIT GQG US Quality Equity Fund (cont.)
than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Growth stocks risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund may suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than diversified funds, a single security’s or instrument's increase or decrease in value may have a greater impact on the Fund’s value and total return.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund's performance prior to June 18, 2025, reflects returns pursuant to different subadvisers. If the Fund's current subadviser had been in place for the prior periods, the performance information shown would have been different.

Fund Summary: NVIT GQG US Quality Equity Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
10.11%
18.36%
-5.87%
26.05%
13.34%
26.76%
-22.95%
20.68%
8.47%
2.04%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	18.93%	–	2Q 2020
Lowest Quarter:	-21.65%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class II shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	2.14%	5.52%	8.68%
Class II Shares	2.04%	5.46%	8.62%
Class Y Shares	2.04%	5.46%	8.62%
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	13.59%	14.59%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
GQG Partners LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Rajiv Jain	Portfolio Manager	Since 2025
Brian Kersmanc	Portfolio Manager	Since 2025
Sudarshan Murthy, CFA	Portfolio Manager	Since 2025
Siddharth Jain	Deputy Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT International Equity Fund
Objective
The NVIT International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.25%	0.25%	0.10%
Total Annual Fund Operating Expenses	0.93%	1.18%	0.78%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.88%	1.13%	0.73%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.73% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$90	$291	$510	$1,138
Class II Shares	115	370	644	1,427
Class Y Shares	75	244	428	961
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.12% of the average value of its portfolio.

Fund Summary: NVIT International Equity Fund (cont.)
Principal Investment Strategies
The Fund invests primarily in equity securities issued by companies of any size, including smaller companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries typically are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Equity securities represent an ownership interest in the issuer. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments with prices linked to the value of common stock.
The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing. In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. Stocks are selected for the portfolio from an investment universe of approximately 8,900 developed- and emerging-market stocks using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investible universe is measured daily in terms of its growth potential, valuation, market sentiment, and financial quality.
The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in

Fund Summary: NVIT International Equity Fund (cont.)
emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

50%
40%
30%
20%
10%
0%
-10%
-20%
0.87%
27.45%
-14.53%
19.12%
7.95%
12.66%
-14.12%
21.70%
11.31%
39.29%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	16.31%	–	4Q 2020
Lowest Quarter:	-24.08%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	39.29%	12.79%	9.94%
Class II Shares	38.97%	12.52%	9.67%
Class Y Shares	39.29%	12.79%	9.94%
MSCI All Country World Index ex USA (reflects no deduction for fees or expenses)	32.39%	7.91%	8.41%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors

Fund Summary: NVIT International Equity Fund (cont.)
Subadviser
Lazard Asset Management LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Paul Moghtader	Portfolio Manager/Analyst	Since 2013
Peter Kashanek	Portfolio Manager/Analyst	Since 2024
Alex Lai	Portfolio Manager/Analyst	Since 2024
Kurt Livermore	Portfolio Manager/Analyst	Since 2024
Ciprian Marin	Portfolio Manager/Analyst	Since 2024
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Invesco Small Cap Growth Fund
Objective
The NVIT Invesco Small Cap Growth Fund seeks capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.07%	1.32%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$109	$340	$590	$1,306
Class II Shares	134	418	723	1,590
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86.94% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by small-cap companies. For these purposes, small-cap companies are companies whose capitalizations are within the range of the market capitalizations of companies included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
In selecting investments for the Fund, the Fund’s subadviser looks for securities of companies that it believes to have high growth potential, using a “bottom-up” stock selection process. The “bottom-up” approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and its industry position. The subadviser currently focuses on what it believes to be high growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages and strong growth themes or new innovative products or services. The Fund generally considers selling a security when it fails to perform as expected or when other opportunities appear more attractive. The Fund invests

Fund Summary: NVIT Invesco Small Cap Growth Fund (cont.)
in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging market countries. The Fund has no limits on the amount of assets that can be invested in foreign securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
 Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the near term.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are

Fund Summary: NVIT Invesco Small Cap Growth Fund (cont.)
unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Valuation risk – the risk that the price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available for Fund investments, those investments are fair valued by the Fund’s investment adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Prior to March 11, 2024, the Fund's current subadviser was one of two subadvisers. Had the current subadviser been the sole subadviser during prior periods, the performance information shown below would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
8.30%
24.92%
-7.94%
35.71%
40.89%
10.31%
-30.37%
17.47%
21.21%
16.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	31.51%	–	2Q 2020
Lowest Quarter:	-21.74%	–	4Q 2018
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	16.36%	4.94%	11.73%
Class II Shares	16.08%	4.69%	11.45%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
Russell 2000® Growth Index (reflects no deduction for fees or expenses)	13.01%	3.18%	9.57%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadvisers
Invesco Advisers, Inc. (“Invesco”)

Fund Summary: NVIT Invesco Small Cap Growth Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Ronald J. Zibelli, Jr., CFA	Senior Portfolio Manager (lead)	Since 2008
Ash Shah, CFA, CPA	Senior Portfolio Manager	Since 2014
Justin Livengood, CFA	Senior Portfolio Manager	Since 2026
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Jacobs Levy Large Cap Core Fund
Objective
The NVIT Jacobs Levy Large Cap Core Fund seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.07%
Total Annual Fund Operating Expenses	0.82%	0.92%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.77%	0.87%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.055% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$79	$257	$450	$1,009
Class II Shares	89	288	504	1,127
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.97% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large capitalization companies. For these purposes, equity securities represent an ownership interest in an issuer, and large capitalization companies are those with market capitalizations similar to those of companies included in the S&P 500® Index. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to

Fund Summary: NVIT Jacobs Levy Large Cap Core Fund (cont.)
seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the S&P 500® Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitoring process if, for example, a security or sector weight exceeds a relevant guideline. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Model and data risk – the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models depends heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain

Fund Summary: NVIT Jacobs Levy Large Cap Core Fund (cont.)
realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund's performance prior to February 21, 2023, reflects returns pursuant to a different subadviser. If the Fund's current subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
13.60%
24.85%
-4.76%
28.07%
13.55%
26.57%
-17.06%
23.39%
21.48%
11.88%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	18.71%	–	2Q 2020
Lowest Quarter:	-24.70%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	11.88%	11.98%	13.21%
Class II Shares	11.66%	11.86%	13.09%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Jacobs Levy Equity Management, Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2023
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased

Fund Summary: NVIT Jacobs Levy Large Cap Core Fund (cont.)
through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Jacobs Levy Large Cap Growth Fund
Objective
The NVIT Jacobs Levy Large Cap Growth Fund seeks long-term capital growth.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	0.72%	0.97%
Fee Waiver/Expense Reimbursement(1)	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.70%	0.95%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.45% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$72	$228	$399	$893
Class II Shares	97	307	534	1,188
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 97.60% of the average value of its portfolio.
Principal Investment Strategies
The Fund takes long and short positions in large-capitalization companies (i.e., companies with market capitalizations that are similar to those included in the Russell 1000® Growth Index) using the subadviser's dynamic multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical

Fund Summary: NVIT Jacobs Levy Large Cap Growth Fund (cont.)
techniques. Approximately 30% of the Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts (e.g., total return swaps) and its long equity exposure, in an amount of approximately 100% of the Fund’s net assets, by investing directly in stocks and, in an amount approximating the amount of the Fund’s short exposure at the time, through the use of swaps. This investment technique creates leverage, which will exaggerate increases or decreases in the value of the Fund's overall portfolio. There is a risk that the Fund will lose money on both its long positions and its short positions at the same time.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-capitalization companies or derivatives the value of which are linked to equity securities issued by large-capitalization companies. For these purposes, equity securities represent an ownership interest in an issuer, and large capitalization companies are those with market capitalizations similar to those of companies included in the Russell 1000® Growth Index.
The Fund employs a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow faster than those of other companies. In selecting stocks for either the Fund's long portfolio or short portfolio, the subadviser employs an evaluation process that focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while seeking to manage risk exposures relative to the Russell 1000® Growth Index. The range of models is designed to allow each portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The subadviser generally considers closing a position (either by selling a stock held long or closing a swap position) when its return prediction generated by the models, adjusted for risk and expected transaction costs, is notably surpassed on the positive side for a long position (or on the negative side for a short position) by another stock's return prediction. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Long/short strategy risk – in situations where the Fund takes a long position (i.e., owns a stock outright or gains long exposure through a swap), the Fund will lose money if the price of the stock declines. In situations where the Fund takes short positions, the Fund will lose money if the price of the stock increases. It is possible that stocks where the Fund has taken a long position will decline in value at the same time that stocks where the Fund has taken a short position increase in value, thereby increasing potential losses to the Fund.
Short sales risk – the Fund will incur a loss from a short position if the value of the security held in a short position increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a security held in a short position will be offset in whole or in part by the transaction costs associated with the short position.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures,

Fund Summary: NVIT Jacobs Levy Large Cap Growth Fund (cont.)
disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Total return swaps – total return swaps are leveraged and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the value of the underlying asset. If the Fund is the buyer of a total return swap, the Fund will lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund will lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Model and data risk – the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models depends heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are

Fund Summary: NVIT Jacobs Levy Large Cap Growth Fund (cont.)
not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund's performance prior to January 27, 2020, reflects returns pursuant to different principal investment strategies which took long positions only and different subadvisers. If the Fund's current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

50%
40%
30%
20%
10%
0%
-10%
-20%
1.99%
29.88%
-3.35%
30.22%
29.92%
39.87%
-12.64%
34.99%
25.86%
13.82%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	25.89%	–	2Q 2020
Lowest Quarter:	-16.13%	–	4Q 2018
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	14.20%	19.09%	18.02%
Class II Shares	13.82%	18.76%	17.73%
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	13.59%	14.59%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	18.56%	15.32%	18.13%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Jacobs Levy Equity Management, Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2020
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2020

Fund Summary: NVIT Jacobs Levy Large Cap Growth Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Multi-Manager Small Company Fund
Objective
The NVIT Multi-Manager Small Company Fund seeks long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.07%	1.32%	1.07%
Fee Waiver/Expense Reimbursement(1)	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.05%	1.30%	1.05%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.027% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$107	$338	$588	$1,304
Class II Shares	132	416	722	1,588
Class IV Shares	107	338	588	1,304
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.06% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. For these purposes, small-cap companies are those with market capitalizations similar to those of companies included in the Russell 2000® Index. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those that are located in emerging market countries. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries, Europe, Australasia and Far East (“EAFE”) Small Cap Index. It also may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it

Fund Summary: NVIT Multi-Manager Small Company Fund (cont.)
no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser looks for companies it believes have high growth potential based on fundamental analysis, while the other subadviser invests in small-cap value stocks using a multidimensional investment process that combines finance and behavioral theory and quantitative and statistical methods. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadvisers will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
 Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the near term.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.

Fund Summary: NVIT Multi-Manager Small Company Fund (cont.)
Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadviser(s). It is possible that the security selection process of one subadviser will not complement that of the other subadviser(s). As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Model and data risk – one of the Fund’s subadvisers relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by a subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models depends heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by a subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can

Fund Summary: NVIT Multi-Manager Small Company Fund (cont.)
be no assurance that model modifications will enable the Fund to achieve its investment objective.
Valuation risk – the risk that the price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available for Fund investments, those investments are fair valued by the Fund’s investment adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
22.83%
13.49%
-12.63%
25.65%
22.69%
30.84%
-18.77%
13.99%
13.08%
10.35%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	31.43%	–	4Q 2020
Lowest Quarter:	-29.79%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	10.35%	8.62%	11.00%
Class II Shares	10.05%	8.34%	10.72%
Class IV Shares	10.37%	8.61%	11.00%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
Russell 2000® Index (reflects no deduction for fees or expenses)	12.81%	6.09%	9.62%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadvisers
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Invesco Advisers, Inc. (“Invesco”)

Fund Summary: NVIT Multi-Manager Small Company Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jacobs Levy
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2015
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2015
Invesco
Ronald J. Zibelli, Jr., CFA	Senior Portfolio Manager (lead)	Since 2011
Ash Shah, CFA, CPA	Senior Portfolio Manager	Since 2014
Justin Livengood, CFA	Senior Portfolio Manager	Since 2026
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Putnam International Value Fund
Objective
The NVIT Putnam International Value Fund seeks to maximize total return consisting of capital appreciation and/or current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class X Shares	Class Y Shares	Class Z Shares
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	0.25%
Other Expenses	0.25%	0.25%	0.11%	0.10%	0.11%
Total Annual Fund Operating Expenses	0.98%	1.23%	0.84%	0.83%	1.09%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.93%	1.18%	0.79%	0.78%	1.04%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.78% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$307	$537	$1,197
Class II Shares	120	385	671	1,484
Class X Shares	81	263	461	1,033
Class Y Shares	80	260	456	1,021
Class Z Shares	106	342	596	1,324
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107.86% of the average value of its portfolio.

Fund Summary: NVIT Putnam International Value Fund (cont.)
Principal Investment Strategies
Under normal conditions, the Fund invests mainly in equity securities (i.e., common stocks) of large and midsize companies outside the United States. The subadviser considers a company to be located outside the United States if the company’s securities trade outside the United States, the company is headquartered or organized outside the United States or the company derives a majority of its revenues or profits outside the United States.
Typically, the Fund invests in developed countries, but may invest in emerging markets. Emerging markets countries typically are developing and low-or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund may have significant investments in one or more countries or in particular sectors.
The Fund focuses on investing in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. If the subadviser is correct and other investors ultimately recognize the value of a company in which the Fund invests, the price of its stock may rise. When deciding whether to buy or sell investments, the subadviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.
The Fund may engage in frequent and active trading of portfolio securities. The Fund may also use derivatives, such as certain foreign currency transactions, futures, options and swap contracts, for both hedging and non-hedging purposes. The subadviser will typically use foreign currency forward contracts in connection with the Fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the MSCI EAFE Value Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.

Fund Summary: NVIT Putnam International Value Fund (cont.)
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The Fund's ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
 Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant

Fund Summary: NVIT Putnam International Value Fund (cont.)
internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI EAFE Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund's performance prior to February 3, 2025 reflects returns pursuant to different subadvisers than the Fund's current subadviser. If the Fund's current strategies and subadviser had been in place for the periods shown, the performance information would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

60%
40%
20%
0%
-20%
-40%
1.12%
22.72%
-15.69%
12.49%
5.18%
10.40%
-5.99%
15.56%
4.25%
34.99%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	19.29%	–	4Q 2020
Lowest Quarter:	-24.78%	–	1Q 2020
The Fund had not commenced offering Class II or Class Y shares as of the date of this Prospectus. Class X and Class Z shares commenced operations on October 12, 2020. Pre-inception historical performance for Class II, Class X, Class Y and Class Z shares is based on the previous performance of Class I shares. Performance for Class II and Class Z shares has been adjusted to reflect those share classes’ higher expenses than those of Class I shares. Performance for Class X and Class Y shares has not been adjusted to reflect those share classes’ lower expenses than those of Class I shares.

Fund Summary: NVIT Putnam International Value Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	34.99%	11.04%	7.65%
Class II Shares	34.65%	10.76%	7.38%
Class X Shares	35.21%	11.20%	7.72%
Class Y Shares	34.99%	11.04%	7.65%
Class Z Shares	34.95%	10.90%	7.52%
MSCI EAFE Index (reflects no deduction for fees or expenses)	31.22%	8.92%	8.18%
MSCI EAFE Value Index (reflects no deduction for fees or expenses)	42.25%	13.36%	8.69%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Putnam Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Darren A. Jaroch, CFA	Portfolio Manager	Since 2025
Lauren B. DeMore, CFA	Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Real Estate Fund
Objective
The NVIT Real Estate Fund seeks current income and long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.93%	1.18%
Fee Waiver/Expense Reimbursement(1)	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.92%	1.17%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.013% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$94	$295	$514	$1,142
Class II Shares	119	374	648	1,431
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111.04% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies. For these purposes, a real estate company is a company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its net revenues in such real estate. Equity securities in which the Fund invests are primarily common stocks of companies of any size, including smaller companies, and include the securities of real estate investment trusts (“REITs”). Issuers of the equity securities in which the Fund invests are located primarily in the United States. The Fund does not invest in real estate directly. The Fund is nondiversified for purposes of the Investment Company Act of 1940, which means that the Fund may hold larger positions in fewer securities than other funds.

Fund Summary: NVIT Real Estate Fund (cont.)
The Fund’s subadviser actively manages the Fund using a combination of bottom-up analysis of factors affecting individual securities and top-down analysis of the real estate market. Using multiple valuation metrics, the subadviser seeks to identify issuers evidencing short-term dislocations between stock prices and fundamentals, and ultimately invest at below-market valuations in real estate companies that the subadviser believes will be strong long-term performers. In seeking a diversified exposure to all major real estate sectors, the subadviser’s top-down analysis studies macroeconomic, private real estate, industry and regional trends to influence the Fund’s sector and geographic weightings. The subadviser may sell a security when it believes it has become overvalued or no longer offers an attractive risk/reward profile, relative fundamentals have deteriorated, or to take advantage of other opportunities the subadviser believes to be more attractive. The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Real estate market risk – your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments, including the impact of changes in environmental laws. Real estate companies may have lower trading volumes and prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. In addition, real estate companies are subject to the risk of increased competition, property taxes, capital expenditures, and operating expenses. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.
REIT risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Sector risk – emphasizing investments in real estate businesses makes the Fund more susceptible to financial, market or economic events affecting the particular issuers and real estate businesses in which it invests than funds that do not emphasize particular sectors.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than diversified funds, a single security’s or instrument's increase or decrease in value may have a greater impact on the Fund’s value and total return.

Fund Summary: NVIT Real Estate Fund (cont.)
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

60%
40%
20%
0%
-20%
-40%
7.35%
6.50%
-3.92%
30.70%
-5.39%
46.75%
-28.52%
12.88%
10.72%
0.58%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	17.25%	–	4Q 2021
Lowest Quarter:	-23.37%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	0.58%	5.69%	6.00%
Class II Shares	0.33%	5.43%	5.75%
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	13.59%	14.59%
Dow Jones U.S. Select Real Estate Securities Index (reflects no deduction for fees or expenses)	3.67%	6.62%	4.79%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Wellington Management Company LLP
Portfolio Manager
Portfolio Manager	Title	Length of Service with Fund
Bradford D. Stoesser	Senior Managing Director, Partner and Global Industry Analyst	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Fund Summary: NVIT Real Estate Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Small Cap Value Fund
(formerly, NVIT Multi-Manager Small Cap Value Fund)
Objective
The NVIT Small Cap Value Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares
Management Fees	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.11%	1.36%	1.11%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.06%	1.31%	1.06%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.91% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$108	$348	$607	$1,347
Class II Shares	133	426	740	1,631
Class IV Shares	108	348	607	1,347
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.49% of the average value of its portfolio.

Fund Summary: NVIT Small Cap Value Fund (cont.)
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. For these purposes, small-cap companies are those with market capitalizations within the range of the Russell 2000 Index. The Fund invests primarily in value stocks, which are stocks that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the Russell 2000 Value Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitoring process if, for example, a security or sector weight exceeds a relevant guideline.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadvisers will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
REIT and real estate securities risk – involves the risks that are associated with investing in real estate, including (1) possible declines in the value of real estate; (2) adverse general and local economic conditions; (3) possible lack of availability of mortgage funds; (4) changes in interest rates; (5) unexpected vacancies of properties; (6) environmental problems; and (7) the relative lack of liquidity associated with investments in real estate. In addition, REITs are subject to other risks related specifically to their structure and focus: (a) dependency on management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential

Fund Summary: NVIT Small Cap Value Fund (cont.)
losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) the possibility of failing to qualify for special tax treatment; (i) duplicative fees; and (j) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs whose underlying properties are concentrated in a particular industry or geographic region also are subject to risks affecting such industries and regions.
 REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Quantitative analysis strategy risk – the success of the Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Model and data risk – the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the subadviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models depends heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Summary: NVIT Small Cap Value Fund (cont.)
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
25.93%
9.06%
-16.95%
19.00%
5.15%
32.04%
-12.91%
17.45%
6.53%
2.17%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	32.16%	–	4Q 2020
Lowest Quarter:	-36.11%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	2.17%	8.01%	7.69%
Class II Shares	1.87%	7.71%	7.41%
Class IV Shares	2.16%	7.99%	7.69%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
Russell 2000® Value Index (reflects no deduction for fees or expenses)	12.59%	8.88%	9.27%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadvisers
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2019
Kenneth N. Levy, CFA	Principal, Co-Chief Investment Officer and Portfolio Manager of Jacobs Levy	Since 2019
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Fund Summary: NVIT Small Cap Value Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Fund Summary: NVIT Victory Mid Cap Value Fund
Objective
The NVIT Victory Mid Cap Value Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.21%	0.07%
Total Annual Fund Operating Expenses	0.96%	1.07%
Fee Waiver/Expense Reimbursement(1),(2)	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.85%	0.96%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.73% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.03605% of the management fee to which the Adviser would otherwise be entitled until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$87	$295	$520	$1,168
Class II Shares	98	329	579	1,296
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.79% of the average value of its portfolio.

Fund Summary: NVIT Victory Mid Cap Value Fund (cont.)
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. For these purposes, mid-cap companies are those with market capitalizations similar to those of companies included in the Russell MidCap® Index. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors.
The subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The subadviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the subadviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance

Fund Summary: NVIT Victory Mid Cap Value Fund (cont.)
contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000 Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Prior to February 26, 2024, the Fund's current subadviser was one of three subadvisers. Had the current subadviser been the sole subadviser during prior periods, the performance information shown below would have been different.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
17.59%
13.84%
-13.15%
23.85%
-1.14%
24.02%
-2.66%
8.63%
8.49%
2.30%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	19.77%	–	4Q 2020
Lowest Quarter:	-33.83%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	2.39%	7.91%	7.66%
Class II Shares	2.30%	7.79%	7.55%
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	13.59%	14.59%
Russell Midcap® Value Index (reflects no deduction for fees or expenses)	11.05%	9.83%	9.78%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Victory Capital Management Inc. (“Victory Capital”), via its Sycamore Capital investment franchise
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Gary H. Miller	Chief Investment Officer; Lead Portfolio Manager	Since 2022
Gregory M. Conners	Portfolio Manager	Since 2022
Michael F. Rodarte, CFA	Portfolio Manager	Since 2022
James M. Albers, CFA	Portfolio Manager	Since 2022
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

How The Funds Invest: NVIT Allspring Discovery Fund
Objective
The NVIT Allspring Discovery Fund seeks long-term capital growth. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by small- and medium-sized companies. For these purposes, small- and medium-sized companies are companies with market capitalizations at the time of purchase equal to or lower than the company with the largest capitalization in the Russell Midcap® Index, which was approximately $83.5 billion as of December 31, 2025. The Fund uses a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.
The subadviser seeks to identify companies that have the prospect for strong sales and earnings growth rates, that enjoy a competitive advantage (for example, dominant market share) and that the subadviser believes has effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Furthermore, the subadviser seeks to identify companies that embrace innovation and foster disruption using technology to maximize efficiencies, gain pricing advantages, and take market share from competitors. The subadviser views innovative companies as those that, among other characteristics, have the ability to advance new products or services through investment in research and development, that operate a business model that is displacing legacy industry incumbents, that are pursuing a large unmet need or total available market, and/or that are benefiting from changes in demographic, lifestyle, or environmental trends. The subadviser believes innovation found in companies on the “right side of change” is often mispriced in today’s public equity markets and is a frequent signal or anomaly that the subadviser seeks to exploit through its investment process.
The subadviser pays particular attention to how management teams allocate capital in order to drive future cash flow. Price objectives are determined based on industry-specific valuation methodologies, including relative price-to-earnings multiples, price-to-book value, operating profit margin trends, enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow yield. In addition to meeting with management, the subadviser takes a “surround the company” approach by surveying a company's vendors, distributors, competitors and customers to obtain multiple perspectives that help the subadviser make better investment decisions. Portfolio holdings are continuously monitored for changes in fundamentals. The team seeks a favorable risk/reward relationship to fair valuation, which the subadviser defines as the value of the company (i.e., its price target for the stock) relative to where the stock is currently trading. The subadviser may invest in any sector, and at times it may emphasize one or more particular sectors. The subadviser may choose to sell a holding when it no longer offers favorable growth prospects, reaches its target price, or to take advantage of a better investment opportunity.
Key Terms:
EBITDA – refers to earnings before interest, taxes, depreciation and amortization. EBITDA often is used to measure a company’s overall financial performance.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth style – investing in equity securities of
companies that the Fund’s subadviser believes have
above-average rates of earnings growth and which
therefore may experience above-average increases in
stock prices.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, SECTOR RISK, SELECTION RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT BlackRock Equity Dividend Fund
Objective
The NVIT BlackRock Equity Dividend Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks. This objective may be changed by the Trust's Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and at least 80% of its net assets in dividend-paying securities. Equity securities include common stock, preferred stock, convertible securities, or securities or other instruments with prices linked to the value of common stock. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large-cap companies.
The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in securities from any country. The Fund may invest in securities denominated either in U.S. dollars or the local currencies of their issuers. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.
The Fund may have significant investments in particular sectors.
The subadviser chooses investments for the Fund that the subadviser believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. In selecting portfolio securities, the subadviser will generally employ a value style, but may purchase equity securities based on a growth style when such securities pay dividends or the subadviser believes such securities have particularly good prospects for capital appreciation.
The subadviser believes that stocks that have dividend yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In certain market cycles, such as periods of high growth or high interest rates on bonds, dividend-paying stocks could go out of favor. During such periods, the Fund may underperform other equity funds that do not emphasize investments in dividend-paying stocks.
The subadviser has no stated minimum holding period for investments and will buy or sell securities whenever it sees an appropriate opportunity. For example, the subadviser may sell shares of a company when the company’s prospects for capital appreciation deteriorate or when its dividend rates become unattractive or when the subadviser identifies another company with more attractive prospects.
Key Terms:
Common stock – securities representing shares of ownership of a corporation.
Convertible securities – generally debt securities or
preferred stock that may be converted into common
stock. Convertible securities typically pay current
income as either interest (debt security convertibles) or
dividends (preferred stock). A convertible’s value usually
reflects both the stream of current income payments
and the market value of the underlying common stock.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth style – investing in equity securities of
companies that the Fund’s subadviser believes have
above-average rates of earnings growth and which
therefore may experience above-average increases in
stock prices.

Large-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 1000® Value Index, ranging from $96.0 million
to $925.2 billion as of December 31, 2025.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Preferred stock – a class of stock that often pays
dividends at a specified rate and has preference over
common stocks in dividend payments and liquidations of
assets. Preferred stock does not normally carry voting
rights. Some preferred stocks may also be convertible
into common stock.

Value style – investing in equity securities that may be
trading at prices that do not reflect a company’s intrinsic
value, based on such factors as a company’s stock price
relative to its book value, earnings and cash flow.
Companies issuing such securities may be currently out
of favor, undervalued due to market declines, or
experiencing poor operating conditions that may be
temporary.

How the Funds Invest: NVIT BlackRock Equity Dividend Fund (cont.)
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, DIVIDEND-PAYING STOCK RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, INCOME-PRODUCING STOCK AVAILABILITY RISK, MARKET RISK, PREFERRED STOCK RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the funds invest: NVIT BNY Mellon Dynamic U.S. Core Fund
Objective
The NVIT BNY Mellon Dynamic U.S. Core Fund seeks long-term capital growth. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund seeks to provide investors with long-term growth of capital by outperforming the S&P 500® Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity indexes and U.S. Treasury bonds (which are government-issued fixed income securities), and options on equity index and U.S. Treasury bond futures contracts. Futures and options are derivatives and expose the Fund to significant leverage. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Equity securities that the Fund buys primarily are common stocks of companies that are included in the S&P 500 Index. With respect to the Fund’s portion that invests directly in equity securities, the Fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weightings in the index. Money market instruments serve primarily as “cover” for the Fund's derivatives positions, although the subadviser also at times allocates assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg U.S. Long Treasury Index. The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund uses U.S. Treasury bond futures and options to hedge against equity market risks. It is possible, however, that the Fund will lose money on both its equity investments and its bond exposures at the same time. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers or derivatives the value of which are linked to securities of U.S. issuers.
In determining what the subadviser believes to be the optimal allocation among equity exposures, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund’s equity exposure through the use of equity index futures and related options. It also may allocate assets to U.S. Treasury bond futures and related options and/or money market instruments. By combining equity securities, futures on stock indexes and U.S. Treasury bonds, call options and money market instruments in varying amounts, the subadviser adjusts the Fund’s overall equity exposure within a range of 50%–150% of the Fund’s net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.
The Fund is designed for investors seeking growth of capital by investing in a portfolio of equity and debt securities, and derivatives with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the S&P 500 Index.
Key Terms:
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures and
options are derivatives because their values are based
on changes in the values of an underlying asset or
measure.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

How the funds invest: NVIT BNY Mellon Dynamic U.S. Core Fund (cont.)
S&P 500® Index – is composed of approximately 500
common stocks selected by Standard & Poor’s, most of
which are listed on the New York Stock Exchange or
NASDAQ. The S&P 500® Index is generally considered to
broadly represent the performance of publicly traded
U.S. large capitalization stocks, although a small part of
the S&P 500® Index is made up of foreign companies that
have a large U.S. presence.

The term “S&P 500®” is a registered trademark of
Standard & Poor’s Financial Services LLC (“Standard &
Poor’s”). Standard & Poor’s is not affiliated with the Fund,
Nationwide Fund Advisors, Nationwide Fund Distributors
LLC, Nationwide Fund Management LLC or any of their
respective affiliates. The Fund is not sponsored,
endorsed, sold or promoted by Standard & Poor’s or any
of its affiliates, and Standard & Poor’s has no
responsibility for nor participates in the Fund’s
management, administration, marketing or trading.

U.S. issuers – a U.S. issuer is either (i) a company whose stock is listed on the New York Stock Exchange or NASDAQ; or (ii) the United States Treasury.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CASH POSITION RISK, DERIVATIVES RISK, EQUITY SECURITIES RISK, FIXED-INCOME SECURITIES RISK, INDEX STRATEGY RISK, LEVERAGE RISK, LIQUIDITY RISK, MARKET RISK, SECTOR RISK, SELECTION RISK and STRATEGY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT BNY Mellon Dynamic U.S. Equity Income Fund
Objective
The NVIT BNY Mellon Dynamic U.S. Equity Income Fund seeks capital appreciation, and secondarily current income. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund seeks to provide investors with capital appreciation, and secondarily current income, by outperforming the Russell 1000® Value Index over a full market cycle while maintaining a similar level of market risk as the index. To achieve this goal, the Fund’s subadviser seeks to identify and construct the most optimal portfolio that targets an equity-like level of volatility by allocating assets among equity securities, money market instruments, futures contracts the value of which are derived from the performance of equity index and U.S. Treasury bonds (which are government-issued fixed income securities), and options on equity index and U.S. Treasury bond futures contracts. Futures and options are derivatives and expose the Fund to leverage. In addition, the Fund may write (sell) covered call options to enhance returns and/or to limit volatility. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. issuers. Equity securities primarily include common stock, although they also may include preferred stocks, convertible securities and derivatives the value of which are linked to equity securities of U.S. issuers. The Fund also may invest up to 20% of its net assets in securities of foreign companies, which are companies organized under the laws of countries other than the United States, and which trade in markets other than the New York Stock Exchange or NASDAQ. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund's strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The subadviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, although the Fund may emphasize one or more particular sectors at times. As of December 31, 2025, the top five sectors of the Russell 1000® Value Index (as defined by Russell) were: financials; industrials; health care; information technology; and communication services.
The Fund’s subadviser employs a value style of investing, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The subadviser identifies potential investments through extensive quantitative and fundamental analysis, using a bottom-up approach that emphasizes three key factors:
●Value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;
●Sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and
●Positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.
Money market instruments serve primarily as “cover” for the Fund’s derivatives positions, although the subadviser also at times allocates assets to money market instruments in order to hedge against equity market risk. Money market instruments are high-quality short-term debt securities issued by governments and corporations. The Fund obtains exposure to U.S. Treasury bonds by purchasing futures contracts on U.S. Treasury bonds included in the Bloomberg U.S. Long Treasury Index. The Fund also may purchase options on U.S. Treasury bond futures contracts. The Fund uses U.S. Treasury bond futures and options to hedge against equity market risks. It is possible, however, that the Fund will lose money on both its equity investments and its bond exposures at the same time.
In determining what the subadviser believes to be the optimal allocation among equities, U.S. Treasury bonds and money market instruments, the subadviser uses estimates of future returns and volatility. When the subadviser believes that equity markets appear favorable, it uses leverage generated by futures and options to increase the Fund’s equity exposure. When equity markets appear to be unfavorable, the subadviser reduces the Fund’s equity exposure through the use of equity index futures and related options. It also may allocate assets to U.S. Treasury bond futures and related options and/or money market instruments. By combining equity securities, futures on stock indexes and U.S. Treasury bonds, call options and money market instruments in varying amounts, the subadviser adjusts the Fund’s overall equity exposure within a range of 80%–150% of the Fund’s net assets. The subadviser regularly reviews the Fund's investments and will consider selling an investment when the subadviser believes such investment is no longer attractive as a result of price appreciation or a change in risk profile, or because other available investments are considered to be more attractive.
The Fund is designed for investors seeking capital appreciation, and secondarily current income, by investing in a portfolio of equity and debt securities, and derivatives

How the Funds Invest: NVIT BNY Mellon Dynamic U.S. Equity Income Fund (cont.)
with investment characteristics similar to equity and debt securities, in order to achieve enhanced equity returns while maintaining a level of volatility risk that is similar to the Russell 1000® Value Index.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Convertible securities – generally debt securities or
preferred stock that may be converted into common
stock. Convertible securities typically pay current
income as either interest (debt security convertibles) or
dividends (preferred stock). A convertible’s value usually
reflects both the stream of current income payments
and the market value of the underlying common stock.

Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures and
options are derivatives because their values are based
on changes in the values of an underlying asset or
measure.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

Preferred stock – a class of stock that often pays
dividends at a specified rate and has preference over
common stocks in dividend payments and liquidations of
assets. Preferred stock does not normally carry voting
rights. Some preferred stocks may also be convertible
into common stock.

Quantitative analysis – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

Russell 1000® Value Index – is composed of approximately 1,000 common stocks of companies with market capitalizations ranging from $96 million to $925.2 billion as of December 31, 2025.
U.S. issuers – a U.S. issuer is a company whose stock is listed on the New York Stock Exchange or NASDAQ.
Value style – investing in equity securities that may be
trading at prices that do not reflect a company’s intrinsic
value, based on such factors as a company’s stock price
relative to its book value, earnings and cash flow.
Companies issuing such securities may be currently out
of favor, undervalued due to market declines, or
experiencing poor operating conditions that may be
temporary.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CASH POSITION RISK, CONVERTIBLE SECURITIES RISK, DERIVATIVES RISK, DIVIDEND-PAYING STOCK RISK, EQUITY SECURITIES RISK, FIXED-INCOME SECURITIES RISK, FOREIGN SECURITIES RISK, INITIAL PUBLIC OFFERING RISK, LEVERAGE RISK, LIQUIDITY RISK, MARKET RISK, PREFERRED STOCK RISK, QUANTITATIVE ANALYSIS STRATEGY RISK, SECTOR RISK, SELECTION RISK, STRATEGY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT Fidelity Institutional AM® Emerging Markets Fund
Objective
The NVIT Fidelity Institutional AM® Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of issuers in emerging market countries and other investments that are tied economically to emerging markets. For these purposes, derivative instruments that provide investment exposure to emerging market equity securities or exposure to one or more market risk factors associated with such investments are included in the foregoing 80% investment policy. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the subadviser identifies as having similar emerging market characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Many securities in which the Fund invests are denominated in currencies other than the U.S. dollar.
In buying and selling securities for the Fund, the subadviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic conditions and market conditions. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LIMITED PORTFOLIO HOLDINGS RISK, LIQUIDITY RISK, MARKET RISK, REDEMPTIONS RISK, SELECTION RISK, and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT Fidelity Institutional AM® Worldwide Fund
Objective
The NVIT Fidelity Institutional AM® Worldwide Fund seeks capital growth. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests in equity securities of companies located throughout the world, including the United States. The Fund’s subadviser normally invests the Fund’s assets primarily in common stocks. The Fund may invest in issuers of any market capitalization, including smaller companies. The Fund typically invests in at least five countries including the United States. The Fund also may invest in emerging market countries. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund’s subadviser normally allocates the Fund’s investments across different countries and regions. The Fund may have significant investments in one or more countries or in particular sectors.
In buying and selling securities for the Fund, the subadviser relies on fundamental analysis, which involves a bottom-up approach to assessing a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The Fund may engage in frequent and active trading of portfolio securities.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Common stock – securities representing shares of ownership of a corporation.
Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MARKET RISK, PORTFOLIO TURNOVER RISK, SELECTION RISK, and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the funds invest: NVIT GQG US Quality Equity Fund
Objective
The NVIT GQG US Quality Equity Fund seeks long-term capital appreciation. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. issuers. Equity securities that the Fund buys primarily are common stocks of large-cap companies, i.e., those with market capitalizations similar to those of companies included in the S&P 500® Index. The Fund makes market capitalization determinations with respect to a security at the time of its purchase. The Fund may invest in equity securities of foreign companies in both developed and emerging markets. Although the Fund typically invests in seasoned issuers, it may, depending on the appropriateness to the Fund’s strategy and availability in the marketplace, purchase securities of companies in initial public offerings (IPOs) or shortly thereafter, which can be subject to greater volatility than seasoned issuers.
The Fund’s subadviser seeks to capture market inefficiencies which it believes are driven by investors’ propensity to be  short-sighted and overly focused on quarter-to-quarter price movements, rather than a company’s fundamentals over a longer time horizon (5 years or more). The subadviser believes that this market inefficiency may lead investors to underappreciate the compounding potential of quality, growing companies. To identify this subset of companies, the subadviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the subadviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors, such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the subadviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. Specifically, the subadviser seeks to buy companies that it believes are reasonably priced and have strong fundamental business characteristics and sustainable and durable earnings growth. The subadviser seeks to outperform peers over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.
Subject to the subadviser's criteria for quality, many of the stocks in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices. The Fund also may purchase stocks that would not fall into the traditional “growth” style box. In constructing a portfolio of securities, the subadviser is not constrained by sector or industry weights of the Fund’s benchmark. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The subadviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on top-down, macro-based criteria.
The subadviser may sell a stock if the subadviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the subadviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward-looking basis. The subadviser also may sell a stock if the company has met its price target or is involved in a business combination, if the subadviser identifies a more attractive investment opportunity, or the subadviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. The Fund also may engage in active and frequent trading of portfolio securities.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

How the funds invest: NVIT GQG US Quality Equity Fund (cont.)

Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Common stock – securities representing shares of ownership of a corporation.
Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $3.66 billion to $4.53 billion as of December 31, 2025.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Top-down approach – a method of investing that
involves first looking at trends in the general economy,
followed by selecting industries, and then companies
within such industries, that may benefit from those
trends.

U.S. issuers – a company is a U.S. issuer if (i) at least 50%
of its assets are located in the U.S.; (ii) at least 50% of its revenue is generated in the U.S.; (iii) it is organized,
conducts its principal operations, or maintains its
principal place of business or principal manufacturing
facilities in the U.S.; or (iv) its stock is listed on the
New York Stock Exchange or NASDAQ.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STOCKS RISK, INITIAL PUBLIC OFFERING RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, PORTFOLIO TURNOVER RISK, SECTOR RISK, and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT International Equity Fund
Objective
The NVIT International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests primarily in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities.
The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing. In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. Stocks are selected for the portfolio from an investment universe of approximately 8,900 developed- and emerging-market stocks using active, quantitative techniques to evaluate each company on a daily basis relative to global peers. Each company in the investible universe is measured daily in terms of its growth potential, valuation, market sentiment, and financial quality.
The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.
Key Terms:
Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth style – investing in equity securities of
companies that the Fund’s subadviser believes have
above-average rates of earnings growth and which
therefore may experience above-average increases in
stock prices.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $121.7 million to $83.5 billion as of December 31, 2025.
Quantitative techniques – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

Small-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 2000® Index . As of December 31, 2025, the
market capitalization of the largest company included in
the Russell 2000® Index was $21.8 billion.

Value style – investing in equity securities that may be
trading at prices that do not reflect a company’s intrinsic
value, based on such factors as a company’s stock price
relative to its book value, earnings and cash flow.
Companies issuing such securities may be currently out
of favor, undervalued due to market declines, or
experiencing poor operating conditions that may be
temporary.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How The Funds Invest: NVIT Invesco Small Cap Growth Fund
Objective
The NVIT Invesco Small Cap Growth Fund seeks capital growth. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies, and uses a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
In selecting investments for the Fund, the Fund’s subadviser looks for companies that it believes have high growth potential, using a “bottom-up” stock selection process. The “bottom-up” approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes an analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development and its industry position. The subadviser currently focuses on what it believes to be high-growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages and strong growth themes or new innovative products or services.
The Fund may sell the stocks of companies that the subadviser believes no longer meet the above criteria, but is not required to do so. The factors considered by the subadviser may vary in particular cases and may change over time. The Fund invests in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging market countries. The Fund has no limits on the amount of assets that can be invested in foreign securities.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth style – investing in equity securities of
companies that the Fund’s subadviser believes have
above-average rates of earnings growth and which
therefore may experience above-average increases in
stock prices.

Small-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 2000® Index during the most recent 11-month
period (based on month-end data) plus the most recent
data during the current month. As of December 31, 2025,
the market capitalization of the largest company
included in the Russell 2000® Index was $21.8 billion.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EMERGING MARKETS RISK,EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, LIQUIDITY RISK, MARKET RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUATION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT Jacobs Levy Large Cap Core Fund
Objective
The NVIT Jacobs Levy Large Cap Core Fund seeks long-term capital growth. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large cap companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the S&P 500® Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitoring process if, for example, a security or sector weight exceeds a relevant guideline.
The Fund may engage in active and frequent trading of portfolio securities.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $3.66 billion to $4.53 trillion as of December 31, 2025.
Quantitative techniques – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MARKET RISK, QUANTITATIVE ANALYSIS STRATEGY RISK, MODEL AND DATA RISK, PORTFOLIO TURNOVER RISK, SECTOR RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT Jacobs Levy Large Cap Growth Fund
Objective
The NVIT Jacobs Levy Large Cap Growth Fund seeks long-term capital growth. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund takes long and short positions in large-cap companies using the subadviser's dynamic multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and statistical and quantitative techniques. Approximately 30% of the Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts (e.g., total return swaps), which are derivatives, and its long equity exposure, in an amount of approximately 100% of the Fund’s net assets, by investing directly in stocks and, in an amount approximating the amount of the Fund’s short exposure at the time, through the use of swaps. This investment technique creates leverage, which will exaggerate increases or decreases in the value of the Fund's overall portfolio. There is a risk that the Fund will lose money on both its long positions and its short positions at the same time.
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies or derivatives the value of which are linked to equity securities issued by large-cap companies.
The Fund employs a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow faster than those of other companies. In selecting stocks for either the Fund's long portfolio or short portfolio, the subadviser employs an evaluation process that focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while seeking to manage risk exposures relative to the Russell 1000® Growth Index. The range of models is designed to allow each portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The subadviser generally considers closing a position (either by selling a stock held long or closing a swap position) when its return prediction generated by the models, adjusted for risk and expected transaction costs, is notably surpassed on the positive side for a long position (or on the negative side for a short position) by another stock's return prediction. Partial position closures may occur when the subadviser's investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales or closeouts may also occur under special circumstances; for example, if a company agrees to be acquired, and becomes subject to merger arbitrage trading, its stock may be sold or closed out. Sales or closeouts can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, a position may be closed. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitoring process if, for example, a security or sector weight exceeds a relevant guideline. The Fund may engage in active and frequent trading of portfolio securities.
Key Terms:
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. For example,
the values of currency futures and forward foreign
currency exchange contracts are based on changes in
the values of international currencies

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Large-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 1000® Growth Index, which ranged from
$90.6 million to $4.0 trillion as of December 31, 2025.

Long position – owning a security outright, or simulating such ownership through the use of swaps.
Quantitative techniques – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

Short position – selling a security that the Fund does not
own, but must borrow to complete the sale, in
anticipation of purchasing the same security at a later
date at a lower price. Rather than actually selling
securities short, the Fund’s subadviser intends to
simulate short selling through the use of swaps.

Swaps – a swap is an agreement that obligates two
parties to exchange on specified dates series of cash
flows that are calculated by reference to changes in a
specified rate or the value of an underlying asset.

How the Funds Invest: NVIT Jacobs Levy Large Cap Growth Fund (cont.)
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to DERIVATIVES RISK, EQUITY SECURITIES RISK, GROWTH STYLE RISK, LEVERAGE RISK, LONG/SHORT STRATEGY RISK, MARKET RISK, MODEL AND DATA RISK, PORTFOLIO TURNOVER RISK, QUANTITATIVE ANALYSIS AND STRATEGY RISK, SECTOR RISK, SELECTION RISK and SHORT SALES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How The Funds Invest: NVIT Multi-Manager Small Company Fund
Objective
The NVIT Multi-Manager Small Company Fund seeks long-term growth of capital. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest up to 25% of its total assets in securities of foreign small-cap companies, including those that are located in emerging markets. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.
The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. It also may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.
Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the SEC, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.
The two portions are each managed as follows:
JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”) – invests in small cap value stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The firm’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to promote diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the Russell 2000 Value Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Jacobs Levy generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when Jacobs Levy’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitor process if, for example, a security or sector weight exceeds a relevant guideline.
INVESCO ADVISERS, INC. (“INVESCO”) – looks for companies that it believes have high growth potential, using a “bottom-up” stock selection process. The “bottom-up” approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development and its industry position. Invesco currently focuses on what it believes to be high growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages and strong growth themes or new innovative products or services. The Fund may sell the stocks of companies that the subadviser believes no longer meet the above criteria, but is not required to do so. The factors considered by the subadviser may vary in particular cases and may change over time.
Key Terms:
Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

How The Funds Invest: NVIT Multi-Manager Small Company Fund (cont.)
Quantitative techniques – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

Small-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 2000® Index . As of December 31, 2025, the
market capitalization of the largest company included in
the Russell 2000® Index was $21.8 billion.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, INITIAL PUBLIC OFFERING RISK, LIQUIDITY RISK, MARKET RISK, MODEL AND DATA RISK, MULTI-MANAGER RISK, QUANTITATIVE ANALYSIS STRATEGY RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK, VALUATION RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT Putnam International Value Fund
Objective
The NVIT Putnam International Value Fund seeks to maximize total return consisting of capital appreciation and/or current income. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal conditions, the Fund invests mainly in equity securities (i.e., common stocks) of large-cap and mid-cap companies outside the United States. The subadviser considers a company to be located outside the United States if the company’s securities trade outside the United States, the company is headquartered or organized outside the United States or the company derives a majority of its revenues or profits outside the United States.
Typically, the Fund invests in developed countries, but may invest in emerging market countries. Many of the securities in which the Fund invests are denominated in currencies other than the U.S. dollar. The Fund may have significant investments in one or more countries or in particular sectors.
The Fund focuses on investing in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. If the subadviser is correct and other investors ultimately recognize the value of a company in which the Fund invests, the price of its stock may rise. When deciding whether to buy or sell investments, the subadviser may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.
The Fund may engage in frequent and active trading of portfolio securities. The Fund may also use derivatives, such as certain foreign currency transactions, futures, options and swap contracts, for both hedging and non-hedging purposes. The subadviser will typically use foreign currency forward contracts in connection with the Fund’s investments in foreign securities in order to hedge the fund’s currency exposure relative to the MSCI EAFE Value Index.
Key Terms:
Common stock – securities representing shares of ownership of a corporation.
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures and
options are derivatives because their values are based
on changes in the values of an underlying asset or
measure.

Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Forwards – similar to futures, a forward contract
obligates one party to buy, and the other party to sell, a
specific quantity of an underlying asset (such as a
particular currency) for an agreed-upon price at a future
date. Unlike futures, forwards are neither standardized
nor exchange-traded. Instead, forwards are privately
negotiated agreements, the terms of which are
customized by the contract parties, and trade over the
counter.

Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Large-cap companies – companies with market capitalizations similar to those of companies included in the MSCI EAFE Index, ranging from $2.6 billion to $420.03 billion as of December 31, 2025.
Mid-cap companies – companies with market capitalizations similar to those of companies included in the MSCI World SMID Cap Index, ranging from $141.3 million to $67.8 billion as of December 31, 2025.
Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

How the Funds Invest: NVIT Putnam International Value Fund (cont.)
Swaps – a swap is an agreement that obligates two
parties to exchange on specified dates series of cash
flows that are calculated by reference to changes in a
specified rate or the value of an underlying asset.

Value stocks – stocks that may be trading at prices that
do not reflect a company’s intrinsic value, based on
factors such as a company’s stock price relative to its
book value, earnings and cash flow. Companies issuing
such securities may be currently out of favor,
undervalued due to market declines, or experiencing
poor operating conditions that may be temporary.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LEVERAGE RISK, LIQUIDITY RISK, MARKET RISK, PORTFOLIO TURNOVER RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How the Funds Invest: NVIT Real Estate Fund
Objective
The NVIT Real Estate Fund seeks current income and long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies. Real estate companies include, but are not limited to, the following types of companies:
●Real estate investment trusts (“REITs”);
●Real estate operating companies;
●Brokers, developers, and builders of residential, commercial, and industrial properties;
●Property management firms;
●Finance, mortgage and mortgage servicing firms;
●Construction supply and equipment manufacturing companies and
●Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agricultural companies.
Equity securities in which the Fund invests are primarily common stocks of companies of any size, including small- and mid-cap companies. Issuers of the equity securities in which the Fund invests are located primarily in the United States. The Fund does not invest in real estate directly. The Fund is nondiversified for purposes of the Investment Company Act of 1940, which means that the Fund may hold larger positions in fewer securities than other funds.
The Fund’s subadviser actively manages the Fund using a combination of bottom-up analysis of factors affecting individual securities and top-down analysis of the real estate market. Using multiple valuation metrics, the subadviser seeks to identify issuers evidencing short-term dislocations between stock prices and fundamentals, and ultimately invest at below-market valuations in real estate companies that the subadviser believes will be strong long-term performers. In seeking a diversified exposure to all major real estate sectors, the subadviser’s top-down analysis studies macroeconomic, private real estate, industry and regional trends to influence the Fund’s sector and geographic weightings.
The subadviser may sell a security when it believes it has become overvalued or no longer offers an attractive risk/reward profile, relative fundamentals have deteriorated, or to take advantage of other opportunities the subadviser believes to be more attractive. The Fund may engage in active and frequent trading of portfolio securities.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Real estate company – a company that (i) derives at
least 50% of its revenues from the ownership, operation,
development, construction, financing, management or
sale of commercial, industrial or residential real estate
and similar activities, or (ii) invests at least 50% of its net assets in such real estate.

REIT – a company that manages a portfolio of real estate
to earn profits for its interest-holders. REITs may make
investments in a diverse array of real estate, such as
shopping centers, medical facilities, nursing homes,
office buildings, apartment complexes, industrial
warehouses and hotels. Some REITs take ownership
positions in real estate; such REITs receive income from
the rents received on the properties owned and receive
capital gains (or losses) as properties are sold at a profit
(or loss). Other REITs specialize in lending money to
building developers. Still other REITs engage in a
combination of ownership and lending.

Top-down approach – a method of investing that
involves first looking at trends in the general economy,
followed by selecting industries, and then companies
within such industries, that may benefit from those
trends.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, PORTFOLIO TURNOVER RISK, REAL ESTATE MARKET RISK, REIT RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How The Funds Invest: NVIT Small Cap Value Fund
Objective
The NVIT Small Cap Value Fund seeks capital appreciation. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. The Fund invests primarily in value stocks, which are stocks that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies.
The subadviser invests in stocks using a dynamic, multidimensional investment process that combines human insight and intuition, finance and behavioral theory, and quantitative and statistical techniques. The subadviser’s security evaluation process focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while managing known risk exposures relative to the Russell 2000 Value Index. The range of models is designed to allow the portfolio to be diversified across exposures to numerous potential opportunities. Nevertheless, the Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.
The subadviser generally considers selling a stock when the return prediction generated by its models, adjusted for risk and expected transaction costs, is notably surpassed by another stock’s return prediction. Partial sales may occur when the subadviser’s investment process determines that these transactions could benefit portfolio performance or when, as a result of market action, a position has grown to a size that impinges on portfolio risk or liquidity limitations. Sales may also occur under special circumstances; for example, if a company agrees to be acquired, and trades as a merger arbitrage situation, its stock may be sold. Sales can be triggered when necessary valuation data are no longer available; for example, if all security analysts drop coverage of a stock, the position may be sold. Also, a position may be trimmed or closed as a result of the subadviser's compliance monitoring process if, for example, a security or sector weight exceeds a relevant guideline.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Quantitative techniques – mathematical and statistical
methods used in the investment process to evaluate
market conditions and to identify securities of issuers for
possible purchase or sale by the Fund.

REIT – a company that manages a portfolio of real estate
to earn profits for its interest-holders. REITs may make
investments in a diverse array of real estate, such as
shopping centers, medical facilities, nursing homes,
office buildings, apartment complexes, industrial
warehouses and hotels. Some REITs take ownership
positions in real estate; such REITs receive income from
the rents received on the properties owned and receive
capital gains (or losses) as properties are sold at a profit
(or loss). Other REITs specialize in lending money to
building developers. Still other REITs engage in a
combination of ownership and lending.

Small-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 2000® Index . As of December 31, 2025, the
market capitalization of the largest company included in
the Russell 2000® Index was $21.8 billion.

Value stocks – equity securities that may be trading at
prices that do not reflect a company’s intrinsic value,
based on such factors as a company’s stock price
relative to its book value, earnings and cash flow.
Companies issuing such securities may be currently out
of favor, undervalued due to market declines, or
experiencing poor operating conditions that may be
temporary.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LIQUIDITY RISK, MARKET RISK, MODEL AND DATA RISK, QUANTITATIVE ANALYSIS STRATEGY RISK, REITS AND REAL ESTATE SECURITIES RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK, and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.

How The Funds Invest: NVIT Small Cap Value Fund (cont.)
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

How The Funds Invest: NVIT Victory Mid Cap Value Fund
Objective
The NVIT Victory Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies, and uses a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund may also invest in equity securities of mid-cap companies that are located outside the United States.
The subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The subadviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below its assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $121.7 million to $83.5 billion as of December 31, 2025.
Value style – investing in equity securities that may be
trading at prices that do not reflect a company’s intrinsic
value, based on such factors as a company’s stock price
relative to its book value, earnings and cash flow.
Companies issuing such securities may be currently out
of favor, undervalued due to market declines, or
experiencing poor operating conditions that may be
temporary.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MID-CAP RISK, MARKET RISK, SECTOR RISK, SELECTION RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 96.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Cash position risk – a Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. A Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Country or sector risk – investments in particular industries, sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if a Fund emphasizes one or more industries, economic sectors or countries, it will be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries, sectors or countries.
Asia Pacific region focus – the level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Fund may invest are large debtors to commercial banks and foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Fund may invest. Due to heavy reliance on international trade, a decrease in demand (due to recession or otherwise in the United States, Europe or Asia) would adversely affect economic performance in the region.
Europe and United Kingdom focus – a Fund's investments in Europe and the United Kingdom subject the Fund to additional risks. For example, the United Kingdom is a substantial trading partner of the United States and other European countries, and, as a result, the British economy may be impacted by adverse changes to the economic health of the United States and other European countries, and vice versa. In addition, the United Kingdom officially withdrew from the European Union (“Brexit”) in 2020. The full impacts of Brexit on the United Kingdom and the European Union and the broader global economy are unknown, but could result in increased volatility and illiquidity and potentially lower economic growth. Any further exits from the European Union, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties. Additionally, Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment, and the European Union itself has experienced difficulties in connection with the debt loads of some of its member states.
Japan focus – the Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations

Risks of Investing in the Funds (cont.)
or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.
Communication services – companies in the communication services sector, including companies engaged in the diversified telecommunication services, wireless telecommunication services, media, entertainment, and interactive media and services industries, may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. These companies’ values are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer discretionary – companies engaged in the consumer discretionary sector, including companies in the automobiles and components, consumer durables and apparel, consumer services, and consumer discretionary distribution and retail industry groups, are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect companies in the consumer discretionary sector.
Consumer staples – companies in the consumer staples sector, including companies in the consumer staples distribution and retail, beverages, food products, tobacco, household products, and personal care products industries, may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Cyclical opportunities – at times, a Fund might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of a Fund’s investment could fall.
Energy – companies engaged in the energy sector, including companies engaged in the energy equipment and services and the oil and gas and consumable fuels industries, are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies.
Energy companies may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, war and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions and labor relations also could affect companies in this sector. Recent global, political and economic events have created greater volatility in the energy sector, which may create wide fluctuations in the value of energy companies.
Financials – a Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Companies engaged in banking, financial services, consumer finance, capital markets, and insurance activities, as well as mortgage real estate investment trusts (REITs), are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can

Risks of Investing in the Funds (cont.)
have a disproportionate effect on the financials sector and companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Companies in the financials sector have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. Although regulators have focused on and taken measures to stabilize the financial system, bank failures and liquidity concerns continue to impact companies in the banking and financial services industries. Further regulatory intervention may be required to stabilize the U.S. banking industry if U.S. banks appear to be at a risk of failure, which could result in other unforeseen adverse impacts on the economy.
Health care – factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector. Companies in the health care sector include providers of health care and health care services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products, and life sciences tools and services companies.
Industrials – changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. Companies in the industrials sector include companies engaged in the manufacture and distribution of capital goods such as aerospace and defense, building products, and electrical equipment and machinery; companies that offer construction and engineering services; providers of commercial and professional services, including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, and research and consulting services; and companies that provide transportation services. These companies are also at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Information technology – companies engaged in the information technology services, software, communications equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and technology hardware, storage and peripherals industries face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products produced by information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability.
Materials – companies that manufacture chemicals, construction materials, containers and packaging, and paper and forest products, as well as materials and mining companies, may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. In addition, issuers in the materials sector are at risk for environmental damage and product liability claims and may be adversely affected by the depletion of resources, technical progress, labor relations and government regulations.
Utilities – companies in the utilities sector, including companies in the electric, gas, water and multi-utilities industries, and companies that engage in independent power and renewable energy production, are subject to a variety of factors that may adversely affect the business or operations of utility companies. These risks include high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the utility company can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; and increased competition from other providers of utility services. Utility companies may also be adversely affected by increased costs associated with the reduced availability of certain types of fuel, as well as the possibility of reduced availability and high costs of natural gas for resale.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures,

Risks of Investing in the Funds (cont.)
disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, a Fund's use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. A Fund's investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that a Fund is unable to close out a position because of market illiquidity, a Fund would not be able to prevent further losses of value in its derivative holdings.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if a Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option’s exercise price. If this occurs, the option could be exercised and a Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If a Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option’s exercise price. If this occurs, the option could be exercised and a Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to a Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over-the-counter options, a Fund will be exposed to credit risk with regard to parties with whom it trades and also will

Risks of Investing in the Funds (cont.)
bear the risk of settlement default. These risks differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement, and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Fund could sustain significant losses.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and a Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations a Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the value of the underlying asset. If a Fund is the buyer of a total return swap, the Fund will lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund will lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
See also “Leverage risk” on page 104.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Dividend-paying stock risk – there is no guarantee that the issuers of the stocks held by a Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund's emphasis on dividend-paying stocks could cause a Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the

Risks of Investing in the Funds (cont.)
past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by a Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a Fund invests.
Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics (e.g., futures contracts the value of which are derived from the performance of bond indexes), subject a Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by a subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated

Risks of Investing in the Funds (cont.)
securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of a Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund are not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and increased redemptions, and may cause the value of a Fund's investments to decline significantly. The Federal Reserve
Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on a Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of a Fund's investments in fixed-income securities and increase the risk that, if followed by rising interest rates, a Fund's performance will be negatively impacted. A Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Duration – the duration of a fixed-income security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a fixed-income security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.
Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations generally are associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible

Risks of Investing in the Funds (cont.)
adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Frontier markets risk – frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund's shares to decline.
Governments of many frontier market countries in which the Fund may invest often exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries is restricted or controlled to varying degrees. These restrictions or controls at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of the Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital

Risks of Investing in the Funds (cont.)
or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund's returns. Banks in frontier market countries used to hold the Fund's securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there are legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of the Fund will be in jeopardy because of failures of or defects in the settlement systems.
Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then a Fund will suffer a loss as the price of the company’s stock will fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Income-producing stock availability risk – depending on market conditions, income-producing common stocks that meet the subadviser’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the Fund’s ability to produce current income while remaining fully diversified.
Index strategy risk – the portion of the Fund that invests directly in equity securities does not use defensive strategies or attempt to reduce its exposures to poor performing securities. Therefore, in the event of a general market decline, such portion’s value may fall more than the value of another portfolio that does attempt to hedge against such market declines. Also, correlation between the portion’s performance and that of its target index is likely to be negatively affected by such factors as:
●failure to fully replicate its target index;
●changes in the composition of the target index;
●the timing of purchase and redemption of the Fund’s shares and
●the Fund’s operating expenses.
Unlike a mutual fund, an index has no operating or other expenses. As a result, even though the portion that invests directly in equity securities attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.
Initial public offering risk – availability of initial public offerings (“IPO”) may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact a Fund's performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks and may involve significant losses.
Leverage risk – leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund’s investments. Further, the use of leverage will require a Fund to make margin payments, which might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Limited portfolio holdings risk – because a Fund may hold large positions in a smaller number of securities, an increase

Risks of Investing in the Funds (cont.)
or decrease in the value of such securities may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Liquidity risk – the risk that a Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that a Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in small-cap equity securities and foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Significant redemptions by Fund shareholders who hold large investments in the Fund could adversely impact the Fund’s remaining shareholders.
Long/short strategy risk – in situations where the Fund takes a long position (i.e., owns a stock outright or gains long exposure through a swap), the Fund will lose money if the price of the stock declines. In situations where the Fund takes short positions, the Fund will lose money if the price of the stock increases. It is possible that stocks where the Fund has taken a long position will decline in value at the same time that stocks where the Fund has taken a short position increase in value, thereby increasing potential losses to the Fund.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Mid-cap risk – see “Smaller company risk.”
Model and data risk – a Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the subadviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A Fund bears the risk that the quantitative models used by the subadviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable a Fund to achieve its investment objective.
Some of the models used by the subadviser for a Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting

Risks of Investing in the Funds (cont.)
information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, a subadviser may evaluate model prices and outputs versus a variety of criteria, and as a result, such models may be modified from time to time.
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the subadviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable a Fund to achieve its investment objective.
Multi-manager risk – while NFA monitors each subadviser and the overall management of a Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, a Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect a Fund's performance.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than other funds that are diversified, a single security’s or instrument's increase or decrease in value may have a greater impact on the Fund's value and total return.
Portfolio turnover risk – the portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in capital gains distributions to a Fund’s shareholders (tax implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks also are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.
Quantitative analysis strategy risk – the success of a Fund's investment strategy depends in part on the effectiveness of the subadviser's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. The subadviser's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. The subadviser's stock selection will be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.
Redemptions risk – a Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, a Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase a Fund's transaction costs and could cause a Fund's operating expenses to be allocated over a smaller asset base, leading to an increase in a Fund's expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, a Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact a Fund's net asset value and liquidity.
REIT and real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include:
●declines in the value of real estate;
●risks related to general and local economic conditions;
●possible lack of availability of mortgage funds;
●overbuilding;
●extended vacancies of properties;
●increased competition;
●increases in property taxes and operating expenses;
●changes in zoning laws;

Risks of Investing in the Funds (cont.)
●losses due to costs resulting from the clean-up of environmental problems;
●liability to third parties for damages resulting from environmental problems;
●casualty or condemnation losses;
●limitations on rents;
●changes in neighborhood values and the appeal of properties to tenants and
●changes in interest rates.
In addition to the risks of securities linked to the real estate industry, equity REITs will be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs will be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk.
In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Sector risk – see “Country or sector risk.”
Selection risk – the risk that the securities or other instruments selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Short sales risk – the Fund will suffer a loss if it sells a security short (or takes a short position) and the price of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund will be subject to expenses related to short sales that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to the Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short (or short positions) present unlimited risk.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the near term.
Strategy risk – the subadviser’s strategy may cause a Fund to experience above-average short-term volatility. Accordingly, a Fund may be appropriate for investors who have a long investment time horizon and who seek long-term growth or capital appreciation, while accepting the possibility of significant short-term, or even long-term, losses.
Valuation risk – the risk that the price the Fund could receive upon the sale of a portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair valuation methodology. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of

Risks of Investing in the Funds (cont.)
U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by the Fund. When market quotations are not readily available for Fund investments, those investments are fair valued by the Fund’s investment adviser. There are multiple methods that can be used to fair value a portfolio investment and such methods may involve more subjectivity than the use of market quotations. The value established for an investment through fair valuation may be different from what would be produced if the investment had been valued using market quotations. In addition, there is no assurance that the Fund could sell a portfolio investment at any time for the value ascribed to it for purposes of calculating the Fund’s net asset value, and it is possible that the Fund could incur a loss because an investment is sold at a discount to its ascribed value. The ability to value investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Value style risk – over time, a value investing style will go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued is actually appropriately priced.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Except for the NVIT GQG US Quality Equity Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund and NVIT Small Cap Value Fund, each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). The NVIT GQG US Quality Equity Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund and NVIT Small Cap Value Fund do not post onto the Trust's internet site their securities holdings, although they report their portfolio holdings to the SEC up to 60 days after the end of each fiscal quarter for the Trust. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
ALLSPRING GLOBAL INVESTMENTS, LLC (“ALLSPRING”), located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203 is the subadviser to the NVIT Allspring Discovery Fund. Allspring is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and of Reverence Capital Partners, L.P.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”), located at 1 University Square Dr., Princeton, NJ 08540, is the subadviser to the NVIT BlackRock Equity Dividend Fund. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.
FIAM LLC (“FIAM”), located at 900 Salem Street, Smithfield, RI 02917, is the subadviser to the NVIT Fidelity Institutional AM® Emerging Markets Fund and NVIT Fidelity Institutional AM® Worldwide Fund. FIAM is a registered investment adviser and has been in business since 2006. FIAM is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR LLC.
GQG PARTNERS LLC (“GQG”), located at 350 East Las Olas Boulevard, 18th Floor, Fort Lauderdale, FL 33301, is the subadviser to the NVIT GQG US Quality Equity Fund. GQG is a Delaware limited liability company founded in 2016 and is an SEC registered investment adviser. GQG is a wholly owned subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.
INVESCO ADVISERS, INC. (“INVESCO”), located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309, is the subadviser to the NVIT Invesco Small Cap Growth Fund and a portion of the NVIT Multi-Manager Small Company Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company.
JACOBS LEVY EQUITY MANAGEMENT, INC. (“JACOBS LEVY”), located at 100 Campus Drive, Florham Park, NJ 07932, is the subadviser to the NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Small Cap Value Fund and a portion of the NVIT Multi-Manager Small Company Fund. Jacobs Levy was established in 1986 as a New Jersey corporation. Jacobs Levy is an independent investment advisory firm focusing exclusively on the management of equity portfolios in a variety of strategies.
LAZARD ASSET MANAGEMENT LLC (“LAZARD”), located at 30 Rockefeller Plaza, New York, NY 10112, is the subadviser to the NVIT International Equity Fund. Lazard is the U.S. investment management division and an indirect, wholly-owned subsidiary of Lazard, Inc. As of December 31, 2025, Lazard had $205.3 billion in assets under management.
NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NIMNA”), located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108, is the subadviser to the NVIT BNY Mellon Dynamic U.S. Core Fund and NVIT BNY Mellon Dynamic U.S. Equity Income Fund. NIMNA was formed as an indirect subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.
PUTNAM INVESTMENT MANAGEMENT, LLC, the subadviser to the NVIT Putnam International Value Fund, is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization. As of December 31, 2025, Franklin Resources, Inc., together with its subsidiaries, had aggregate assets under management of approximately $1.682 trillion.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is the subadviser to the NVIT Victory Mid Cap Value Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day

Fund Management (cont.)
management of the Fund are members of Victory Capital’s Sycamore Capital investment franchise.
WELLINGTON MANAGEMENT COMPANY LLP (“WELLINGTON MANAGEMENT”), located at 280 Congress Street, Boston, MA 02210, is the subadviser to the NVIT Real Estate Fund. Wellington Management is a Delaware limited liability partnership. Wellington Management has been a registered investment adviser since October 1979.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Allspring Discovery Fund	0.69%
NVIT BlackRock Equity Dividend Fund	0.59%
NVIT BNY Mellon Dynamic U.S. Core Fund	0.42%
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.46%
NVIT Fidelity Institutional AM® Emerging Markets Fund	0.80%
NVIT Fidelity Institutional AM® Worldwide Fund	0.22%
NVIT GQG US Quality Equity Fund	0.59%
NVIT International Equity Fund	0.69%
NVIT Invesco Small Cap Growth Fund	0.83%
NVIT Jacobs Levy Large Cap Core Fund	0.55%
NVIT Jacobs Levy Large Cap Growth Fund	0.38%
NVIT Multi-Manager Small Company Fund	0.83%
NVIT Putnam International Value Fund	0.70%
NVIT Real Estate Fund	0.60%
NVIT Small Cap Value Fund	0.82%
NVIT Victory Mid Cap Value Fund	0.63%
On February 3, 2025, the NVIT Putnam International Value Fund began paying NFA an annual management fee based on the rates in the table below, which are expressed as a percentage of the NVIT Putnam International Value Fund’s average daily net assets, without taking into account any applicable fee waivers or reimbursements.
Fund	Assets	Management Fee
NVIT Putnam International Value Fund	Up to $1 billion	0.73%
	$1 billion and more	0.68%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and
Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
NVIT Allspring Discovery Fund
Michael T. Smith, CFA, Christopher J. Warner, CFA and Robert Gruendyke, CFA, act as co-portfolio managers for the Allspring portion of the Fund.
Mr. Smith joined Allspring in 2000, where he currently serves as a managing director and senior portfolio manager.
Mr. Warner joined Allspring in 2007, where he currently serves as a portfolio manager.
Mr. Gruendyke joined Allspring in 2008, where he currently serves as a portfolio manager.
NVIT BlackRock Equity Dividend Fund
Cem Inal and David Zhao, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.
Mr. Inal has been a Managing Director of BlackRock, Inc. since 2025. Prior to that he was Chief Investment Officer of US Large Cap Value Equities at AllianceBernstein from 2020 to 2025.
Mr. Zhao has been a Managing Director of BlackRock, Inc. since 2016.
NVIT BNY Mellon Dynamic U.S. Core Fund
James H. Stavena and Torrey K. Zaches, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.
Mr. Stavena is the head of the multi-asset solutions portfolio management team. Mr. Stavena joined NIMNA in 1998.
Mr. Zaches is a senior portfolio manager. Mr. Zaches joined NIMNA in 1998.
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
John C. Bailer, CFA, Brian C. Ferguson, Keith Howell, Jr., CFA, James H. Stavena and Torrey K. Zaches, CFA, are jointly and primarily responsible for the day-to-day management of the Fund.
Mr. Bailer is deputy head of equity income and a portfolio manager at NIMNA. He has been employed by NIMNA since 1992.
Mr. Ferguson is a portfolio manager on the Equity Income team at NIMNA. He has been employed by NIMNA since 1997.

Fund Management (cont.)
Mr. Howell is a portfolio manager on the Equity Income team at NIMNA. He has been employed by NIMNA since 2006.
Mr. Stavena is head of the multi-asset solutions portfolio management team. Mr. Stavena joined NIMNA in 1998.
Mr. Zaches is a senior portfolio manager. Mr. Zaches joined NIMNA in 1998.
NVIT Fidelity Institutional AM® Emerging Markets Fund
Sam Polyak, CFA is primarily responsible for the day-to-day management of the Fund.
Mr. Polyak is a Portfolio Manager at FIAM, a Fidelity Investments company, which he joined in 2010.
NVIT Fidelity Institutional AM® Worldwide Fund
Stephen A. DuFour and Andrew Sergeant are jointly and primarily responsible for the day-to-day management of the Fund.
Mr. DuFour is a Co-Portfolio Manager and has been with the firm since 1992.
Mr. Sergeant is a Co-Portfolio Manager and has been with the firm since 2005.
NVIT GQG US Quality Equity Fund
GQG’s Portfolio Managers are responsible for the day-today management of the Fund under normal circumstances, with the Deputy Portfolio Manager providing support for all aspects of security selection, risk management and portfolio construction with respect to the Fund. Investment decisions are typically made collaboratively by the Portfolio Managers, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally on any investment decision-making.
Mr. Rajiv Jain, Portfolio Manager, has been the Chairman and Chief Investment Officer of GQG since its founding in 2016.
Mr. Brian Kersmanc is a Portfolio Manager at GQG, which he joined in 2016.
Mr. Sudarshan Murthy is a Portfolio Manager at GQG, which he joined in 2016.
Mr. Siddharth Jain is a Deputy Portfolio Manager at GQG, which he joined in 2021.
NVIT International Equity Fund
Paul Moghtader; Peter Kashanek; Alex Lai; Kurt Livermore; and Ciprian Marin are responsible for the day-to-day management of the Fund.
Mr. Moghtader is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2007.
Mr. Kashanek is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2007.
Mr. Lai is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2008.
Mr. Livermore is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2023. Prior to joining Lazard, Mr. Livermore was a Senior Vice President and Portfolio Manager at Acadian Asset Management from 2015 to 2023.
Mr. Marin is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. He joined Lazard in 2008.
NVIT Invesco Small Cap Growth Fund
Ronald J. Zibelli, Jr., CFA, Ash Shah, CFA, CPA, and Justin Livengood, CFA, are primarily responsible for the day-to-day management of the Fund.
Mr. Zibelli is Chief Investment Officer of Growth Equities and also serves as Senior Portfolio Manager (lead) for the Discovery Small Cap Growth, Mid Cap Growth, Large Cap Growth and Multi Cap Growth strategies at Invesco. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Zibelli was associated with OppenheimerFunds, a global asset management firm.
Mr. Shah is a Senior Portfolio Manager for the Discovery Small Cap Growth, Discovery Large Cap Growth, and Technology strategies at Invesco. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Shah was associated with OppenheimerFunds, a global asset management firm.
Mr. Livengood is a Senior Portfolio Manager for the Mid Cap Growth, Health Care, and the US segment of the Global Opportunities strategies. He is a Senior Research Analyst for the Discovery and Discovery Large Cap strategies. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Livengood was associated with OppenheimerFunds, a global asset management firm.
NVIT Jacobs Levy Large Cap Core Fund
The portfolio managers for the Fund are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the Fund.
Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.

Fund Management (cont.)
NVIT Jacobs Levy Large Cap Growth Fund
The portfolio managers for the Fund are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the Fund.
Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
NVIT Multi-Manager Small Company Fund
Jacobs Levy
The portfolio managers for the portion of the Fund managed by Jacobs Levy are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Jacobs Levy.
Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
Invesco
Ronald J. Zibelli, Jr., CFA, Ash Shah, CFA, CPA, and Justin Livengood, CFA, are primarily responsible for the day-to-day management of the portion of the Fund managed by Invesco.
Mr. Zibelli is Chief Investment Officer of Growth Equities and also serves as Senior Portfolio Manager (lead) for the Discovery Small Cap Growth, Mid Cap Growth, Large Cap Growth, and Multi Cap Growth strategies at Invesco. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Zibelli was associated with OppenheimerFunds, a global asset management firm.
Mr. Shah is a Senior Portfolio Manager for the Discovery Small Cap Growth, Discovery Large Cap Growth, and Technology strategies at Invesco. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Shah was associated with OppenheimerFunds, a global asset management firm.
Mr. Livengood is a Senior Portfolio Manager for the Mid Cap Growth, Health Care, and the US segment of the Global Opportunities strategies. He is a Senior Research Analyst for the Discovery and Discovery Large Cap strategies. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Livengood was associated with OppenheimerFunds, a global asset management firm.
NVIT Putnam International Value Fund
The portfolio managers for the Fund, Darren A. Jaroch, CFA and Lauren B. DeMore, CFA, are jointly responsible for the day-to-day portfolio management of the Fund.
Mr. Jaroch is a Portfolio Manager of Putnam’s U.S. Large Cap Value and Non-U.S. Value strategies. He joined Putnam in 1999 and has been in the investment industry since 1996.
Ms. DeMore is a Portfolio Manager of Putnam’s U.S. Large Cap Value and Non-U.S. Value Equity strategies. She joined Putnam in 2006 and has been in the investment industry since 2002.
NVIT Real Estate Fund
Bradford D. Stoesser is primarily responsible for the day-to- day management of the Fund, including selection of the Fund’s investments. Mr. Stoesser joined Wellington Management in 2005 and currently serves as Senior Managing Director, Partner and Global Industry Analyst.
NVIT Small Cap Value Fund
The portfolio managers for the Fund are Dr. Bruce I. Jacobs and Kenneth N. Levy, CFA. Dr. Jacobs and Mr. Levy are jointly responsible for the day-to-day portfolio management of the Fund.
Dr. Jacobs is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
Mr. Levy is a Principal and Co-Founder of Jacobs Levy and has been with the firm since 1986. He is Co-Chief Investment Officer, and Portfolio Manager of Jacobs Levy.
NVIT Victory Mid Cap Value Fund
Victory Capital uses a team of portfolio managers and analysts from its Sycamore Capital investment franchise (“Sycamore”) to manage the Fund. The portfolio managers on the team who are jointly and primarily responsible for the day-to-day management of the Fund are Gary H. Miller, Gregory M. Conners, Michael F. Rodarte, CFA, and James M. Albers, CFA.
Mr. Miller is the Chief Investment Officer and lead portfolio manager of Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 1987.
Mr. Conners is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 1999.
Mr. Rodarte is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2006.

Fund Management (cont.)
Mr. Albers is a portfolio manager for Sycamore’s Small Cap Value Equity and Mid Cap Value Equity Strategies. He joined Victory Capital in 2005.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ generally are valued

Investing with Nationwide Funds (cont.)
at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market

Investing with Nationwide Funds (cont.)
conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take

Investing with Nationwide Funds (cont.)
discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class D, Class P and Class Z shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class D, Class P or Class Z shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II, Class D, Class P or Class Z shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I, Class II, Class IV, Class D, Class X and Class Z shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I, Class II and Class D shares, 0.20% with respect to Class IV shares, 0.01% for Class X and Class Z shares of the NVIT Putnam International Value Fund, and 0.12% for Class X and Class Z shares of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P and Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT Allspring Discovery Fund Class I and Class II shares: 0.07% and 0.07%, respectively.
NVIT BlackRock Equity Dividend Fund Class I, Class II and Class IV shares: 0.15%, 0.15% and 0.15%, respectively.
NVIT BNY Mellon Dynamic U.S. Core Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class I, Class II, Class X and Class Z shares: 0.25%, 0.25%, 0.12% and 0.12%, respectively.
NVIT Fidelity Institutional AM® Emerging Markets Fund Class I, Class II and Class D shares: 0.15%, 0.15% and 0.24%, respectively.
NVIT Fidelity Institutional AM® Worldwide Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT GQG US Quality Equity Fund Class I and Class II shares: 0.05% and 0.05%, respectively.
NVIT International Equity Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Invesco Small Cap Growth Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Jacobs Levy Large Cap Core Fund Class I shares: 0.15%.
NVIT Jacobs Levy Large Cap Growth Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT Multi-Manager Small Company Fund Class I, Class II and Class IV shares: 0.15%, 0.15% and 0.15%, respectively.
NVIT Putnam International Value Fund Class I, Class II, Class X and Class Z shares: 0.15%, 0.15%, 0.01% and 0.01%, respectively.
NVIT Real Estate Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Small Cap Value Fund Class I, Class II and Class IV shares: 0.15%, 0.15% and 0.15%, respectively.
NVIT Victory Mid Cap Value Fund Class I and Class II shares: 0.15% and 0.01%, respectively.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:

Investing with Nationwide Funds (cont.)
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class Y shares of the NVIT BlackRock Equity Dividend Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT GQG US Quality Equity Fund, NVIT International Equity Fund and NVIT Putnam International Value Fund have not commenced operations as of the date of this prospectus, no information for Class Y shares is shown. Since Class II shares of the NVIT Putnam International Value Fund have not commenced operations as of the date of this prospectus, no information for Class II shares is shown. Since Class P shares of the NVIT BNY Mellon Dynamic U.S. Core Fund have not commenced operations as of the date of this prospectus, no information for Class P shares is shown.

FINANCIAL HIGHLIGHTS: NVIT ALLSPRING DISCOVERY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Loss to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$7.43	$(0.04)	$0.48	$0.44	$—	$(0.08)	$(0.08)	$7.79	5.91%	$335,276	0.82%	(0.57)%	0.88%	72.91%
12/31/2024	6.27	(0.03)	1.19	1.16	—	—	—	7.43	18.50%	351,465	0.82%	(0.47)%	0.88%	62.68%
12/31/2023	5.20	(0.02)	1.09	1.07	—	—	—	6.27	20.58%	330,070	0.82%	(0.34)%	0.87%	53.01%
12/31/2022	11.56	(0.04)	(4.12)	(4.16)	—	(2.20)	(2.20)	5.20	(37.61)%	299,552	0.82%	(0.59)%	0.89%	52.92%
12/31/2021	13.85	(0.09)	(0.35)	(0.44)	(0.02)	(1.83)	(1.85)	11.56	(4.70)%	524,188	0.82%	(0.71)%	0.88%	56.85%
Class II Shares
12/31/2025	6.40	(0.05)	0.41	0.36	—	(0.08)	(0.08)	6.68	5.62%	96,340	1.07%	(0.82)%	1.13%	72.91%
12/31/2024	5.42	(0.04)	1.02	0.98	—	—	—	6.40	18.08%	111,069	1.07%	(0.72)%	1.13%	62.68%
12/31/2023	4.50	(0.03)	0.95	0.92	—	—	—	5.42	20.44%	113,717	1.07%	(0.59)%	1.12%	53.01%
12/31/2022	10.47	(0.05)	(3.72)	(3.77)	—	(2.20)	(2.20)	4.50	(37.82)%	106,384	1.07%	(0.84)%	1.15%	52.92%
12/31/2021	12.72	(0.12)	(0.30)	(0.42)	—	(1.83)	(1.83)	10.47	(4.93)%	168,596	1.07%	(0.96)%	1.13%	56.85%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT BLACKROCK EQUITY DIVIDEND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$20.23	$0.38	$3.89	$4.27	$(0.35)	$(0.91)	$(1.26)	$23.24	21.44%	$61,896	0.80%	1.72%	0.83%	57.78%
12/31/2024	19.49	0.39	1.55	1.94	(0.36)	(0.84)	(1.20)	20.23	9.86%	54,856	0.80%	1.89%	0.84%	50.55%
12/31/2023	19.32	0.40	1.78	2.18	(0.35)	(1.66)	(2.01)	19.49	11.99%	57,789	0.80%	2.05%	0.84%	41.27%
12/31/2022	22.79	0.36	(1.32)	(0.96)	(0.30)	(2.21)	(2.51)	19.32	(3.99)%	54,699	0.80%	1.67%	0.84%	52.53%
12/31/2021	19.39	0.32	3.60	3.92	(0.29)	(0.23)	(0.52)	22.79	20.29%	59,202	0.80%	1.46%	0.85%	49.65%
Class II Shares
12/31/2025	19.95	0.32	3.82	4.14	(0.29)	(0.91)	(1.20)	22.89	21.10%	505,309	1.05%	1.47%	1.08%	57.78%
12/31/2024	19.24	0.34	1.52	1.86	(0.31)	(0.84)	(1.15)	19.95	9.57%	455,595	1.05%	1.65%	1.09%	50.55%
12/31/2023	19.09	0.35	1.77	2.12	(0.31)	(1.66)	(1.97)	19.24	11.77%	454,664	1.05%	1.80%	1.09%	41.27%
12/31/2022	22.57	0.30	(1.32)	(1.02)	(0.25)	(2.21)	(2.46)	19.09	(4.29)%	435,196	1.05%	1.42%	1.09%	52.53%
12/31/2021	19.21	0.26	3.57	3.83	(0.24)	(0.23)	(0.47)	22.57	20.00%	461,237	1.05%	1.21%	1.10%	49.65%
Class IV Shares
12/31/2025	20.24	0.38	3.89	4.27	(0.35)	(0.91)	(1.26)	23.25	21.42%	21,150	0.80%	1.76%	0.83%	57.78%
12/31/2024	19.51	0.40	1.53	1.93	(0.36)	(0.84)	(1.20)	20.24	9.79%	18,760	0.80%	1.90%	0.84%	50.55%
12/31/2023	19.33	0.40	1.79	2.19	(0.35)	(1.66)	(2.01)	19.51	12.04%	18,675	0.80%	2.05%	0.84%	41.27%
12/31/2022	22.80	0.36	(1.32)	(0.96)	(0.30)	(2.21)	(2.51)	19.33	(3.99)%	17,690	0.80%	1.67%	0.84%	52.53%
12/31/2021	19.40	0.32	3.60	3.92	(0.29)	(0.23)	(0.52)	22.80	20.28%	20,018	0.80%	1.46%	0.85%	49.65%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT BNY MELLON DYNAMIC U.S. CORE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$25.62	$0.24	$4.16	$4.40	$(0.26)	$—	$(0.26)	$29.76	17.18%	$1,867,658	0.61%	0.90%	0.66%	8.40%
12/31/2024	21.10	0.28	4.54	4.82	(0.30)	—	(0.30)	25.62	22.80%	1,764,356	0.61%	1.19%	0.66%	3.51%
12/31/2023	17.27	0.27	3.84	4.11	(0.28)	—	(0.28)	21.10	23.88%	1,617,136	0.61%	1.44%	0.66%	3.09%
12/31/2022	24.03	0.18	(5.46)	(5.28)	(0.17)	(1.31)	(1.48)	17.27	(22.10)%	1,439,331	0.61%	0.93%	0.67%	1.98%
12/31/2021	18.84	0.13	5.54	5.67	(0.11)	(0.37)	(0.48)	24.03	30.24%	2,016,400	0.61%	0.62%	0.67%	9.79%
Class II Shares
12/31/2025	25.25	0.17	4.10	4.27	(0.19)	—	(0.19)	29.33	16.91%	618,957	0.86%	0.65%	0.91%	8.40%
12/31/2024	20.80	0.22	4.46	4.68	(0.23)	—	(0.23)	25.25	22.50%	624,222	0.86%	0.94%	0.91%	3.51%
12/31/2023	17.03	0.22	3.78	4.00	(0.23)	—	(0.23)	20.80	23.56%	599,599	0.86%	1.18%	0.91%	3.09%
12/31/2022	23.71	0.13	(5.38)	(5.25)	(0.12)	(1.31)	(1.43)	17.03	(22.26)%	554,007	0.86%	0.68%	0.92%	1.98%
12/31/2021	18.62	0.08	5.46	5.54	(0.08)	(0.37)	(0.45)	23.71	29.91%	807,253	0.86%	0.37%	0.92%	9.79%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT BNY MELLON DYNAMIC U.S. EQUITY INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$17.72	$0.28	$2.89	$3.17	$(0.17)	$(2.18)	$(2.35)	$18.54	18.63%	$232,794	0.76%	1.53%	0.87%	83.60%
12/31/2024	16.79	0.32	2.24	2.56	(0.31)	(1.32)	(1.63)	17.72	15.32%	222,389	0.85%	1.76%	0.88%	69.58%
12/31/2023	16.61	0.29	1.14	1.43	(0.29)	(0.96)	(1.25)	16.79	8.84%	222,008	0.88%	1.71%	0.88%	79.22%
12/31/2022	19.87	0.24	(0.62)	(0.38)	(0.20)	(2.68)	(2.88)	16.61	(1.13)%	229,418	0.87%	1.34%	0.87%	79.56%
12/31/2021	14.95	0.17	4.98	5.15	(0.23)	—	(0.23)	19.87	34.53%	259,805	0.88%	0.96%	0.90%	86.42%
Class II Shares
12/31/2025	17.57	0.25	2.86	3.11	(0.14)	(2.18)	(2.32)	18.36	18.43%	66,694	0.93%	1.36%	1.12%	83.60%
12/31/2024	16.66	0.28	2.23	2.51	(0.28)	(1.32)	(1.60)	17.57	15.12%	65,852	1.02%	1.59%	1.13%	69.58%
12/31/2023	16.49	0.25	1.14	1.39	(0.26)	(0.96)	(1.22)	16.66	8.65%	67,545	1.05%	1.54%	1.13%	79.22%
12/31/2022	19.75	0.21	(0.62)	(0.41)	(0.17)	(2.68)	(2.85)	16.49	(1.30)%	72,340	1.04%	1.17%	1.12%	79.56%
12/31/2021	14.85	0.14	4.95	5.09	(0.19)	—	(0.19)	19.75	34.32%	84,025	1.06%	0.78%	1.15%	86.42%
Class X Shares
12/31/2025	17.69	0.32	2.87	3.19	(0.19)	(2.18)	(2.37)	18.51	18.81%	244,612	0.63%	1.74%	0.73%	83.60%
12/31/2024	16.76	0.34	2.25	2.59	(0.34)	(1.32)	(1.66)	17.69	15.49%	77,992	0.72%	1.89%	0.75%	69.58%
12/31/2023	16.58	0.31	1.14	1.45	(0.31)	(0.96)	(1.27)	16.76	9.00%	69,066	0.75%	1.85%	0.75%	79.22%
12/31/2022	19.84	0.27	(0.62)	(0.35)	(0.23)	(2.68)	(2.91)	16.58	(1.02)%	66,042	0.74%	1.48%	0.74%	79.56%
12/31/2021	14.92	0.19	4.98	5.17	(0.25)	—	(0.25)	19.84	34.71%	68,665	0.75%	1.09%	0.77%	86.42%
Class Z Shares
12/31/2025	17.40	0.27	2.83	3.10	(0.18)	(2.18)	(2.36)	18.14	18.55%	523,819	0.88%	1.50%	0.98%	83.60%
12/31/2024	16.52	0.29	2.20	2.49	(0.29)	(1.32)	(1.61)	17.40	15.13%	166,461	0.97%	1.64%	1.00%	69.58%
12/31/2023	16.35	0.26	1.14	1.40	(0.27)	(0.96)	(1.23)	16.52	8.78%	172,151	1.00%	1.59%	1.00%	79.22%
12/31/2022	19.62	0.22	(0.63)	(0.41)	(0.18)	(2.68)	(2.86)	16.35	(1.30)%	191,855	0.99%	1.23%	0.99%	79.56%
12/31/2021	14.76	0.15	4.91	5.06	(0.20)	—	(0.20)	19.62	34.35%	204,457	1.00%	0.83%	1.02%	86.42%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$10.99	$0.22	$3.74	$3.96	$(0.08)	$—	$(0.08)	$14.87	36.15%	$223,952	1.06%	1.70%	1.23%	99.34%
12/31/2024	10.48	0.14	0.52	0.66	(0.15)	—	(0.15)	10.99	6.28%	48,188	1.17%	1.27%	1.25%	59.43%
12/31/2023	10.24	0.10	0.32	0.42	(0.18)	—	(0.18)	10.48	4.16%	47,941	1.11%	0.92%	1.20%	71.45%
12/31/2022	13.74	0.13	(3.53)	(3.40)	(0.10)	—	(0.10)	10.24	(24.75)%	47,205	1.08%	1.20%	1.17%	62.21%
12/31/2021	14.96	0.12	(1.20)	(1.08)	(0.14)	—	(0.14)	13.74	(7.28)%	60,015	1.10%	0.77%	1.18%	121.44%
Class II Shares
12/31/2025	10.78	0.17	3.68	3.85	(0.02)	—	(0.02)	14.61	35.78%	51,100	1.35%	1.42%	1.49%	99.34%
12/31/2024	10.31	0.11	0.51	0.62	(0.15)	—	(0.15)	10.78	6.00%	76,359	1.42%	1.04%	1.51%	59.43%
12/31/2023	10.08	0.07	0.31	0.38	(0.15)	—	(0.15)	10.31	3.86%	80,468	1.36%	0.66%	1.45%	71.45%
12/31/2022	13.52	0.10	(3.47)	(3.37)	(0.07)	—	(0.07)	10.08	(24.92)%	80,197	1.33%	0.95%	1.42%	62.21%
12/31/2021	14.76	0.07	(1.17)	(1.10)	(0.14)	—	(0.14)	13.52	(7.51)%	107,438	1.35%	0.47%	1.43%	121.44%
Class D Shares
12/31/2025	10.80	0.16	3.70	3.86	(0.04)	—	(0.04)	14.62	35.77%	19,798	1.43%	1.27%	1.58%	99.34%
12/31/2024	10.33	0.11	0.51	0.62	(0.15)	—	(0.15)	10.80	5.99%	16,898	1.45%	1.00%	1.54%	59.43%
12/31/2023	10.10	0.07	0.31	0.38	(0.15)	—	(0.15)	10.33	3.80%	19,031	1.39%	0.64%	1.48%	71.45%
12/31/2022	13.49	0.10	(3.47)	(3.37)	(0.02)	—	(0.02)	10.10	(24.99)%	19,013	1.39%	0.87%	1.48%	62.21%
12/31/2021	14.74	0.07	(1.18)	(1.11)	(0.14)	—	(0.14)	13.49	(7.59)%	28,779	1.44%	0.44%	1.52%	121.44%
Class Y Shares
12/31/2025	10.97	0.32	3.69	4.01	(0.10)	—	(0.10)	14.88	36.61%(g)	231,740	0.88%	2.23%	1.01%	99.34%
12/31/2024	10.45	0.16	0.51	0.67	(0.15)	—	(0.15)	10.97	6.40%(g)	6	1.02%	1.41%	1.08%	59.43%
12/31/2023	10.23	0.12	0.30	0.42	(0.20)	—	(0.20)	10.45	4.13%(g)	5	0.93%	1.19%	1.02%	71.45%
12/31/2022	13.75	0.15	(3.53)	(3.38)	(0.14)	—	(0.14)	10.23	(24.60)%	334,033	0.93%	1.36%	1.02%	62.21%
12/31/2021	14.95	0.14	(1.20)	(1.06)	(0.14)	—	(0.14)	13.75	(7.15)%	384,522	0.95%	0.92%	1.03%	121.44%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS: NVIT FIDELITY INSTITUTIONAL AM® WORLDWIDE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025(g)	$10.00	$0.02	$2.85	$2.87	$(0.01)	$(0.02)	$(0.03)	$12.84	28.66%	$97,005	0.78%	0.28%	0.78%	90.45%
Class II Shares
12/31/2025(g)	10.00	—	2.85	2.85	(0.01)	(0.02)	(0.03)	12.82	28.49%	135,819	1.04%	0.04%	1.43%	90.45%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from April 28, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of April 25, 2025 through December 31, 2025.

FINANCIAL HIGHLIGHTS: NVIT GQG US QUALITY EQUITY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$11.38	$0.15	$0.09	$0.24	$(0.12)	$(0.45)	$(0.57)	$11.05	2.14%	$8,264	0.78%	1.31%	0.84%	140.61%
12/31/2024	12.04	0.03	1.04	1.07	(0.03)	(1.70)	(1.73)	11.38	8.63%	7,843	0.78%	0.23%	0.83%	8.36%
12/31/2023	11.31	0.04	2.18	2.22	(0.04)	(1.45)	(1.49)	12.04	20.59%	7,800	0.85%	0.36%	0.91%	92.57%
12/31/2022	15.84	0.06	(3.64)	(3.58)	(0.06)	(0.89)	(0.95)	11.31	(22.92)%	6,576	0.86%	0.49%	0.92%	30.18%
12/31/2021	14.08	0.04	3.65	3.69	(0.05)	(1.88)	(1.93)	15.84	26.81%	9,380	0.87%	0.28%	0.94%	17.60%
Class II Shares
12/31/2025	11.36	0.13	0.10	0.23	(0.11)	(0.45)	(0.56)	11.03	2.04%	83,584	0.87%	1.17%	1.09%	140.61%
12/31/2024	12.03	0.02	1.03	1.05	(0.02)	(1.70)	(1.72)	11.36	8.47%	94,129	0.87%	0.15%	1.08%	8.36%
12/31/2023	11.29	0.04	2.18	2.22	(0.03)	(1.45)	(1.48)	12.03	20.68%	97,601	0.87%	0.34%	1.09%	92.57%
12/31/2022	15.82	0.06	(3.64)	(3.58)	(0.06)	(0.89)	(0.95)	11.29	(22.95)%	89,538	0.87%	0.49%	1.09%	30.18%
12/31/2021	14.07	0.04	3.64	3.68	(0.05)	(1.88)	(1.93)	15.82	26.76%	132,963	0.87%	0.27%	1.10%	17.60%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios include expenses reimbursed to the Advisor for the years 2025 and 2024.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT INTERNATIONAL EQUITY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$11.67	$0.24	$4.29	$4.53	$(0.14)	$(0.60)	$(0.74)	$15.46	39.29%	$213,297	0.94%	1.74%	1.00%	70.12%
12/31/2024	10.75	0.21	1.01	1.22	(0.30)	—	(0.30)	11.67	11.31%	58,566	0.98%	1.75%	1.12%	81.82%
12/31/2023	9.08	0.26	1.69	1.95	(0.28)	—	(0.28)	10.75	21.70%	47,984	0.98%	2.59%	1.12%	74.54%
12/31/2022	12.75	0.37	(2.25)	(1.88)	(0.38)	(1.41)	(1.79)	9.08	(14.12)%	44,377	1.11%	3.54%	1.12%	68.60%
12/31/2021	11.61	0.30	1.17	1.47	(0.33)	—	(0.33)	12.75	12.66%	56,158	1.13%	2.34%	1.14%	86.05%
Class II Shares
12/31/2025	11.52	0.19	4.24	4.43	(0.12)	(0.60)	(0.72)	15.23	38.97%	226,257	1.18%	1.35%	1.23%	70.12%
12/31/2024	10.62	0.17	1.00	1.17	(0.27)	—	(0.27)	11.52	11.01%	49,779	1.23%	1.49%	1.37%	81.82%
12/31/2023	8.97	0.23	1.68	1.91	(0.26)	—	(0.26)	10.62	21.46%	42,587	1.23%	2.29%	1.37%	74.54%
12/31/2022	12.63	0.34	(2.23)	(1.89)	(0.36)	(1.41)	(1.77)	8.97	(14.38)%	36,875	1.36%	3.28%	1.37%	68.60%
12/31/2021	11.50	0.26	1.16	1.42	(0.29)	—	(0.29)	12.63	12.40%	46,879	1.38%	2.08%	1.39%	86.05%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT INVESCO SMALL CAP GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Loss to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$16.63	$(0.10)	$2.74	$2.64	$—	$(1.14)	$(1.14)	$18.13	16.36%	$146,917	1.07%	(0.58)%	1.08%	86.94%
12/31/2024	13.72	(0.09)	3.00	2.91	—	—	—	16.63	21.21%	95,860	1.08%	(0.59)%	1.09%	116.42%
12/31/2023	11.68	(0.05)	2.09	2.04	—	—	—	13.72	17.47%	74,780	1.09%	(0.43)%	1.09%	90.98%
12/31/2022	19.86	(0.07)	(5.83)	(5.90)	—	(2.28)	(2.28)	11.68	(30.33)%(h)	64,673	1.09%	(0.49)%	1.11%	77.32%
12/31/2021	19.65	(0.13)	2.16	2.03	—	(1.82)	(1.82)	19.86	10.25%(h)	96,458	1.09%	(0.64)%	1.12%	61.82%
Class II Shares
12/31/2025	13.87	(0.11)	2.26	2.15	—	(1.14)	(1.14)	14.88	16.08%	98,470	1.32%	(0.82)%	1.33%	86.94%
12/31/2024	11.47	(0.11)	2.51	2.40	—	—	—	13.87	20.92%	86,242	1.33%	(0.83)%	1.34%	116.42%
12/31/2023	9.79	(0.07)	1.75	1.68	—	—	—	11.47	17.16%	61,076	1.34%	(0.67)%	1.34%	90.98%
12/31/2022	17.19	(0.09)	(5.03)	(5.12)	—	(2.28)	(2.28)	9.79	(30.51)%	49,741	1.34%	(0.73)%	1.36%	77.32%
12/31/2021	17.26	(0.16)	1.91	1.75	—	(1.82)	(1.82)	17.19	10.05%	66,855	1.34%	(0.89)%	1.37%	61.82%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios include expenses reimbursed to the Advisor for the years 2025 and 2024.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS: NVIT JACOBS LEVY LARGE CAP CORE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$10.00	$0.04	$1.10	$1.14	$(0.05)	$(1.25)	$(1.30)	$9.84	11.88%	$197,077	0.77%	0.44%	0.82%	89.97%
12/31/2024	12.59	0.06	2.22	2.28	(0.04)	(4.83)	(4.87)	10.00	21.48%	198,083	0.77%	0.49%	0.82%	66.02%
12/31/2023	11.05	0.06	2.44	2.50	(0.06)	(0.90)	(0.96)	12.59	23.39%	182,646	0.79%	0.50%	0.84%	166.06%
12/31/2022	15.15	0.05	(2.64)	(2.59)	(0.05)	(1.46)	(1.51)	11.05	(17.06)%	162,956	0.83%	0.41%	0.83%	10.20%
12/31/2021	12.24	0.04	3.19	3.23	(0.04)	(0.28)	(0.32)	15.15	26.57%	216,356	0.84%	0.30%	0.84%	12.58%
Class II Shares
12/31/2025	9.67	0.03	1.05	1.08	(0.04)	(1.25)	(1.29)	9.46	11.66%	47,270	0.87%	0.34%	0.92%	89.97%
12/31/2024	12.31	0.05	2.17	2.22	(0.03)	(4.83)	(4.86)	9.67	21.48%	50,617	0.87%	0.39%	0.92%	66.02%
12/31/2023	10.83	0.05	2.38	2.43	(0.05)	(0.90)	(0.95)	12.31	23.20%	48,678	0.89%	0.40%	0.94%	166.06%
12/31/2022	14.88	0.04	(2.59)	(2.55)	(0.04)	(1.46)	(1.50)	10.83	(17.11)%	45,596	0.93%	0.32%	0.93%	10.20%
12/31/2021	12.03	0.03	3.13	3.16	(0.03)	(0.28)	(0.31)	14.88	26.42%	57,249	0.94%	0.20%	0.94%	12.58%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT JACOBS LEVY LARGE CAP GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$9.78	$—	$1.37	$1.37	$(0.39)	$(1.34)	$(1.73)	$9.42	14.20%	$168,202	0.70%	0.03%	0.72%	97.60%
12/31/2024	8.50	—	2.10	2.10	(0.08)	(0.74)	(0.82)	9.78	26.06%	141,377	0.70%	(0.04)%	0.71%	100.08%
12/31/2023	6.97	—	2.39	2.39	(0.44)	(0.42)	(0.86)	8.50	35.36%	108,357	0.81%	(0.01)%	0.87%	106.31%
12/31/2022	10.48	—	(1.20)	(1.20)	(0.50)	(1.81)	(2.31)	6.97	(12.49)%	79,244	0.81%	0.03%	0.88%	136.52%
12/31/2021	8.94	(0.01)	3.42	3.41	—	(1.87)	(1.87)	10.48	40.45%	93,990	0.81%	(0.11)%	0.90%	107.88%
Class II Shares
12/31/2025	9.24	(0.02)	1.28	1.26	(0.37)	(1.34)	(1.71)	8.79	13.82%	331,579	0.95%	(0.22)%	0.97%	97.60%
12/31/2024	8.07	(0.02)	1.99	1.97	(0.06)	(0.74)	(0.80)	9.24	25.86%	293,196	0.95%	(0.25)%	0.96%	100.08%
12/31/2023	6.67	(0.02)	2.28	2.26	(0.44)	(0.42)	(0.86)	8.07	34.99%	232,429	1.06%	(0.26)%	1.12%	106.31%
12/31/2022	10.11	(0.02)	(1.15)	(1.17)	(0.46)	(1.81)	(2.27)	6.67	(12.64)%	149,006	1.06%	(0.23)%	1.14%	136.52%
12/31/2021	8.70	(0.03)	3.31	3.28	—	(1.87)	(1.87)	10.11	40.03%(g)	187,861	1.06%	(0.36)%	1.15%	107.88%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL COMPANY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$19.97	$0.06	$1.94	$2.00	$(0.20)	$(1.50)	$(1.70)	$20.27	10.35%	$252,312	1.04%	0.33%	1.07%	75.06%
12/31/2024	18.22	0.15	2.19	2.34	(0.02)	(0.57)	(0.59)	19.97	13.08%	261,850	1.04%	0.78%	1.07%	69.07%
12/31/2023	16.16	0.08	2.17	2.25	(0.09)	(0.10)	(0.19)	18.22	13.99%	258,290	1.04%	0.47%	1.06%	80.61%
12/31/2022	25.89	0.10	(4.82)	(4.72)	(0.08)	(4.93)	(5.01)	16.16	(18.77)%	261,535	1.05%	0.48%	1.07%	74.80%
12/31/2021	19.99	(0.02)	6.17	6.15	—	(0.25)	(0.25)	25.89	30.84%	350,780	1.06%	(0.07)%	1.08%	74.63%
Class II Shares
12/31/2025	17.51	0.01	1.69	1.70	(0.16)	(1.50)	(1.66)	17.55	10.05%	77,775	1.29%	0.08%	1.32%	75.06%
12/31/2024	16.06	0.10	1.92	2.02	—	(0.57)	(0.57)	17.51	12.84%	93,772	1.29%	0.57%	1.32%	69.07%
12/31/2023	14.27	0.03	1.91	1.94	(0.05)	(0.10)	(0.15)	16.06	13.69%	72,835	1.29%	0.21%	1.31%	80.61%
12/31/2022	23.58	0.04	(4.37)	(4.33)	(0.05)	(4.93)	(4.98)	14.27	(18.98)%	68,627	1.30%	0.23%	1.32%	74.80%
12/31/2021	18.27	(0.07)	5.63	5.56	—	(0.25)	(0.25)	23.58	30.51%	78,214	1.31%	(0.31)%	1.33%	74.63%
Class IV Shares
12/31/2025	19.93	0.06	1.94	2.00	(0.20)	(1.50)	(1.70)	20.23	10.37%	24,657	1.04%	0.33%	1.07%	75.06%
12/31/2024	18.18	0.15	2.19	2.34	(0.02)	(0.57)	(0.59)	19.93	13.12%	24,499	1.04%	0.80%	1.07%	69.07%
12/31/2023	16.13	0.08	2.16	2.24	(0.09)	(0.10)	(0.19)	18.18	13.96%	23,259	1.04%	0.47%	1.06%	80.61%
12/31/2022	25.85	0.10	(4.81)	(4.71)	(0.08)	(4.93)	(5.01)	16.13	(18.76)%	21,765	1.05%	0.48%	1.07%	74.80%
12/31/2021	19.97	(0.02)	6.15	6.13	—	(0.25)	(0.25)	25.85	30.77%	28,226	1.06%	(0.08)%	1.08%	74.63%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT PUTNAM INTERNATIONAL VALUE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$11.61	$0.35	$3.70	$4.05	$(0.26)	$—	$(0.26)	$15.40	34.99%	$29,487	0.95%	2.57%	0.98%	107.86%
12/31/2024	11.81	0.35	0.19	0.54	(0.74)	—	(0.74)	11.61	4.34%(g)	24,819	0.99%	2.86%	0.99%	55.80%
12/31/2023	10.48	0.35	1.26	1.61	(0.28)	—	(0.28)	11.81	15.46%	27,342	1.00%	3.10%	1.00%	37.23%
12/31/2022	11.60	0.30	(1.03)	(0.73)	(0.39)	—	(0.39)	10.48	(5.99)%	27,292	0.98%	2.85%	0.98%	38.18%
12/31/2021	10.76	0.29	0.83	1.12	(0.28)	—	(0.28)	11.60	10.40%	32,733	1.02%	2.50%	1.03%	36.23%
Class X Shares
12/31/2025	11.51	0.37	3.67	4.04	(0.26)	—	(0.26)	15.29	35.21%	73,236	0.81%	2.67%	0.84%	107.86%
12/31/2024	11.72	0.35	0.20	0.55	(0.76)	—	(0.76)	11.51	4.44%	54,163	0.85%	2.94%	0.85%	55.80%
12/31/2023	10.41	0.36	1.26	1.62	(0.31)	—	(0.31)	11.72	15.67%	45,256	0.87%	3.24%	0.87%	37.23%
12/31/2022	11.51	0.31	(1.02)	(0.71)	(0.39)	—	(0.39)	10.41	(5.86)%	41,808	0.84%	3.00%	0.84%	38.18%
12/31/2021	10.76	0.31	0.83	1.14	(0.39)	—	(0.39)	11.51	10.58%	43,911	0.88%	2.62%	0.89%	36.23%
Class Z Shares
12/31/2025	11.48	0.33	3.67	4.00	(0.26)	—	(0.26)	15.22	34.95%	202,338	1.06%	2.38%	1.09%	107.86%
12/31/2024	11.70	0.33	0.18	0.51	(0.73)	—	(0.73)	11.48	4.10%	144,220	1.10%	2.78%	1.10%	55.80%
12/31/2023	10.38	0.33	1.25	1.58	(0.26)	—	(0.26)	11.70	15.36%	161,900	1.11%	2.98%	1.11%	37.23%
12/31/2022	11.51	0.29	(1.03)	(0.74)	(0.39)	—	(0.39)	10.38	(6.13)%	176,115	1.09%	2.75%	1.09%	38.18%
12/31/2021	10.76	0.28	0.83	1.11	(0.36)	—	(0.36)	11.51	10.28%	203,813	1.13%	2.36%	1.14%	36.23%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

FINANCIAL HIGHLIGHTS: NVIT REAL ESTATE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$7.98	$0.15	$(0.11)	$0.04	$(0.13)	$(0.09)	$(0.22)	$7.80	0.58%	$129,051	0.84%	1.97%	0.93%	111.04%
12/31/2024	7.37	0.14	0.66	0.80	(0.19)	—	(0.19)	7.98	10.72%	137,795	0.83%	1.75%	0.93%	70.65%
12/31/2023	6.84	0.15	0.70	0.85	(0.16)	(0.16)	(0.32)	7.37	12.88%	138,949	0.84%	2.16%	0.93%	107.42%
12/31/2022	10.55	0.15	(3.09)	(2.94)	(0.13)	(0.64)	(0.77)	6.84	(28.52)%	136,237	0.84%	1.83%	0.93%	92.95%
12/31/2021	7.26	0.07	3.32	3.39	(0.10)	—	(0.10)	10.55	46.75%	202,790	0.85%	0.82%	0.94%	65.02%
Class II Shares
12/31/2025	7.86	0.13	(0.11)	0.02	(0.11)	(0.09)	(0.20)	7.68	0.33%	65,529	1.09%	1.69%	1.18%	111.04%
12/31/2024	7.26	0.11	0.66	0.77	(0.17)	—	(0.17)	7.86	10.49%	76,408	1.08%	1.52%	1.18%	70.65%
12/31/2023	6.74	0.13	0.70	0.83	(0.15)	(0.16)	(0.31)	7.26	12.64%	77,177	1.09%	1.92%	1.18%	107.42%
12/31/2022	10.41	0.13	(3.06)	(2.93)	(0.10)	(0.64)	(0.74)	6.74	(28.72)%	76,361	1.09%	1.54%	1.18%	92.95%
12/31/2021	7.17	0.05	3.27	3.32	(0.08)	—	(0.08)	10.41	46.33%	118,765	1.10%	0.57%	1.19%	65.02%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT SMALL CAP VALUE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$9.87	$0.05	$0.16	$0.21	$(0.12)	$(0.68)	$(0.80)	$9.28	2.17%	$126,788	1.06%	0.50%	1.10%	63.49%
12/31/2024	9.42	0.08	0.53	0.61	(0.07)	(0.09)	(0.16)	9.87	6.53%	136,084	1.06%	0.79%	1.10%	40.66%
12/31/2023	8.47	0.03	1.40	1.43	(0.04)	(0.44)	(0.48)	9.42	17.45%	142,939	1.06%	0.39%	1.10%	54.06%
12/31/2022	11.58	0.04	(1.52)	(1.48)	(0.03)	(1.60)	(1.63)	8.47	(12.91)%	131,645	1.06%	0.35%	1.11%	52.48%
12/31/2021	8.77	(0.01)	2.82	2.81	—	—	—	11.58	32.04%	165,179	1.06%	(0.06)%	1.13%	60.03%
Class II Shares
12/31/2025	9.22	0.02	0.15	0.17	(0.10)	(0.68)	(0.78)	8.61	1.87%	48,801	1.31%	0.26%	1.35%	63.49%
12/31/2024	8.82	0.05	0.50	0.55	(0.06)	(0.09)	(0.15)	9.22	6.30%	49,501	1.31%	0.54%	1.35%	40.66%
12/31/2023	7.96	0.01	1.31	1.32	(0.02)	(0.44)	(0.46)	8.82	17.15%	52,154	1.31%	0.14%	1.35%	54.06%
12/31/2022	11.00	0.01	(1.44)	(1.43)	(0.01)	(1.60)	(1.61)	7.96	(13.16)%	49,703	1.31%	0.11%	1.36%	52.48%
12/31/2021	8.36	(0.03)	2.67	2.64	—	—	—	11.00	31.58%	60,496	1.31%	(0.30)%	1.38%	60.03%
Class IV Shares
12/31/2025	9.86	0.05	0.16	0.21	(0.12)	(0.68)	(0.80)	9.27	2.16%	20,633	1.06%	0.50%	1.10%	63.49%
12/31/2024	9.42	0.08	0.52	0.60	(0.07)	(0.09)	(0.16)	9.86	6.43%	21,437	1.06%	0.79%	1.10%	40.66%
12/31/2023	8.46	0.03	1.41	1.44	(0.04)	(0.44)	(0.48)	9.42	17.59%	21,833	1.06%	0.39%	1.10%	54.06%
12/31/2022	11.57	0.04	(1.52)	(1.48)	(0.03)	(1.60)	(1.63)	8.46	(12.94)%	19,877	1.06%	0.36%	1.11%	52.48%
12/31/2021	8.77	(0.01)	2.81	2.80	—	—	—	11.57	31.93%	24,718	1.06%	(0.06)%	1.13%	60.03%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

FINANCIAL HIGHLIGHTS: NVIT VICTORY MID CAP VALUE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$8.08	$0.09	$0.11	$0.20	$(0.08)	$(0.66)	$(0.74)	$7.54	2.39%	$27,239	0.85%	1.14%	0.97%	62.79%
12/31/2024	7.66	0.08	0.58	0.66	(0.09)	(0.15)	(0.24)	8.08	8.54%	25,239	0.92%	1.04%	0.99%	88.43%
12/31/2023	8.43	0.11	0.54	0.65	(0.13)	(1.29)	(1.42)	7.66	8.82%	24,318	0.93%	1.33%	0.99%	36.55%
12/31/2022	9.52	0.13	(0.39)	(0.26)	(0.13)	(0.70)	(0.83)	8.43	(2.59)%	24,558	0.93%	1.44%	0.99%	93.03%
12/31/2021	7.73	0.07	1.80	1.87	(0.08)	—	(0.08)	9.52	24.20%	22,901	0.93%	0.84%	1.00%	56.28%
Class II Shares
12/31/2025	8.16	0.08	0.11	0.19	(0.07)	(0.66)	(0.73)	7.62	2.30%	413,600	0.95%	1.06%	1.07%	62.79%
12/31/2024	7.73	0.08	0.58	0.66	(0.08)	(0.15)	(0.23)	8.16	8.49%	301,483	1.01%	0.95%	1.08%	88.43%
12/31/2023	8.50	0.10	0.54	0.64	(0.12)	(1.29)	(1.41)	7.73	8.63%	312,734	1.02%	1.24%	1.08%	36.55%
12/31/2022	9.59	0.12	(0.39)	(0.27)	(0.12)	(0.70)	(0.82)	8.50	(2.66)%	325,615	1.02%	1.32%	1.08%	93.03%
12/31/2021	7.79	0.07	1.80	1.87	(0.07)	—	(0.07)	9.59	24.02%	360,185	1.02%	0.73%	1.09%	56.28%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

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Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-CEQ (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT DoubleLine Total Return Tactical Fund
Class I
Class II
Class Y
NVIT Government Bond Fund
Class I
Class II
Class IV
Class P
Class Y
NVIT Government Money Market Fund
Class I
Class II
Class IV
Class V
Class Y
Fund and Class
NVIT Loomis Core Bond Fund
Class I
Class II
Class P
Class Y
NVIT Loomis Short Term Bond Fund
Class I
Class II
Class P
Class Y
NVIT Loomis Short Term High Yield Fund
Class I
NVIT Strategic Income Fund (formerly, NVIT Amundi Multi Sector Bond Fund)
Class I
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT DoubleLine Total Return Tactical Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Loomis Short Term High Yield Fund
NVIT Strategic Income Fund
36	How the Funds Invest
NVIT DoubleLine Total Return Tactical Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Loomis Short Term High Yield Fund
NVIT Strategic Income Fund
50	Risks of Investing in the Funds
60	Fund Management
63	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
68	Distributions and Taxes
69	Additional Information
70	Financial Highlights
1

Fund Summary: NVIT DoubleLine Total Return Tactical Fund
Objective
The NVIT DoubleLine Total Return Tactical Fund seeks to maximize total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.44%	0.44%	0.19%
Total Annual Fund Operating Expenses	1.02%	1.27%	0.77%
Fee Waiver/Expense Reimbursement(1),(2)	(0.19)%	(0.29)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.83%	0.98%	0.58%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.58% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.10% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$85	$306	$545	$1,231
Class II Shares	100	374	669	1,508
Class Y Shares	59	227	409	936
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.94% of the average value of its portfolio.
2

Fund Summary: NVIT DoubleLine Total Return Tactical Fund (cont.)
Principal Investment Strategies
The Fund employs a flexible investment approach, allocating across different types of fixed-income, or debt, securities. Consistent with this approach, the Fund may invest in U.S. government securities and foreign government bonds, for example, as well as U.S. and foreign corporate bonds, asset-backed securities and mortgage-backed securities. The Fund also may invest in corporate loans. Securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although, under normal circumstances, the Fund does not invest more than 25% of its net assets, at the time of purchase, in emerging market securities. Emerging market countries typically are developing and low- or middle-income countries, and include certain countries located in Latin America, Asia, Africa, the Middle East and Eastern Europe. The Fund may invest without limit in foreign securities that are denominated in U.S. dollars, although the Fund may invest up to 15% of its net assets, at the time of purchase, in securities that are denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future. The Fund may invest in mortgage-backed securities—either U.S. agency or privately-issued—of any credit quality. Nevertheless, the Fund normally invests at least 20% of its net assets, at the time of purchase, in mortgage-backed securities that are rated, at the time of investment, Aa3 or higher by Moody’s Investor Service, Inc., AA- or higher by Standard & Poor’s Rating Service; the equivalent by any other nationally recognized statistical rating organization (“NRSRO”); or, if unrated by an NRSRO, determined by the subadviser to be of comparable quality.
The Fund may invest up to 25% of its net assets, at the time of purchase, in corporate high-yield bonds (i.e., “junk bonds”). Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments. The Fund’s subadviser strives to allocate below investment grade securities broadly by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer. Under normal conditions, the combined total of corporate, sovereign, mortgage-backed and all other debt rated below investment grade will not exceed 40% of the Fund’s assets.
The Fund’s subadviser actively manages the Fund’s asset class exposure using a top-down approach based on analysis of sector fundamentals and rotates the Fund’s assets among sectors in various markets to attempt to maximize total return. The subadviser may use futures, which are derivatives, to manage the Fund’s duration and yield curve exposure.
The subadviser selects individual securities within asset classes using a bottom-up approach, which involves the selection of securities based on their individual attributes regardless of broader national or economic factors. Under normal circumstances, the subadviser uses a controlled risk approach in managing the Fund’s investments. The techniques of this approach attempt to control the principal risk components of the fixed-income markets. The subadviser may sell a security for various reasons, such as to adjust the Fund’s average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure. The Fund may engage in active and frequent trading of portfolio securities.
The Fund is classified as a “nondiversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
3

Fund Summary: NVIT DoubleLine Total Return Tactical Fund (cont.)
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
 Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches often are specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because
4

Fund Summary: NVIT DoubleLine Total Return Tactical Fund (cont.)
the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
 To-be-announced transactions (“TBAs”) – TBAs involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
 Dollar roll transactions – dollar roll transactions occur in connection with TBAs and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
5

Fund Summary: NVIT DoubleLine Total Return Tactical Fund (cont.)
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities and financial instruments than diversified funds, a single security’s or instrument's increase or decrease in value may have a greater impact on the Fund’s value and total return.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class I
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
0.31%
6.87%
3.83%
-0.04%
-12.85%
6.02%
3.68%
7.60%
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.36%	–	4Q 2023
Lowest Quarter:	-5.30%	–	2Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class I Shares	7.60%	0.60%	1.69%	10/16/2017
Class II Shares	7.31%	0.22%	1.40%	10/16/2017
Class Y Shares	7.69%	0.62%	1.79%	10/16/2017
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	1.70%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
6

Fund Summary: NVIT DoubleLine Total Return Tactical Fund (cont.)
Subadviser
DoubleLine Capital LP
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jeffrey E. Gundlach	Chief Executive Officer & Chief Investment Officer	Since 2017
Jeffrey J. Sherman, CFA	Deputy Chief Investment Officer	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
7

Fund Summary: NVIT Government Bond Fund
Objective
The NVIT Government Bond Fund seeks as high a level of current income as is consistent with preserving capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares	Class P Shares	Class Y Shares
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None
Other Expenses	0.23%	0.23%	0.23%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.73%	0.98%	0.73%	0.83%	0.58%
Fee Waiver/Expense Reimbursement(1)	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.69%	0.94%	0.69%	0.79%	0.54%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.54% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$70	$229	$402	$903
Class II Shares	96	308	538	1,198
Class IV Shares	70	229	402	903
Class P Shares	81	261	457	1,022
Class Y Shares	55	182	320	722
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.79% of the average value of its portfolio.
8

Fund Summary: NVIT Government Bond Fund (cont.)
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other debt securities issued by the U.S. government and its agencies and instrumentalities. Many of these securities include mortgage-backed securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index. As of December 31, 2025, the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index was 5.70 years, although this will change or fluctuate over time.
The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the
Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – U.S. government securities generally have the least credit risk, but are not completely free from credit risk. Credit risk is the risk that an issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the value of a bond. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other
9

Fund Summary: NVIT Government Bond Fund (cont.)
investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

10%
0%
-10%
-20%
0.74%
2.08%
-0.05%
6.27%
6.08%
-2.08%
-12.55%
4.70%
1.03%
7.00%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.34%	–	4Q 2023
Lowest Quarter:	-5.24%	–	1Q 2022
The Fund has not commenced offering Class P shares as of the date of this Prospectus. Pre-inception historical performance for Class P shares is based on the previous performance of Class I shares. Performance for Class P shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	7.00%	-0.62%	1.17%
Class II Shares	6.80%	-0.85%	0.93%
Class IV Shares	7.13%	-0.60%	1.18%
Class P Shares	6.90%	-0.72%	1.07%
Class Y Shares	7.18%	-0.47%	1.32%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees or expenses)	7.09%	-0.53%	1.46%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Nationwide Asset Management, LLC
10

Fund Summary: NVIT Government Bond Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016
Nicholas J. Kern, CFA	Senior Investment Professional	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
11

Fund Summary: NVIT Government Money Market Fund
Objective
The NVIT Government Money Market Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a “government” money market fund that seeks to maintain a stable net asset value of $1.00 per share.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares	Class V Shares	Class Y Shares
Management Fees	0.28%	0.28%	0.28%	0.28%	0.28%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None	None
Other Expenses	0.19%	0.19%	0.19%	0.14%	0.04%
Total Annual Fund Operating Expenses	0.47%	0.72%	0.47%	0.42%	0.32%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$48	$151	$263	$591
Class II Shares	74	230	401	894
Class IV Shares	48	151	263	591
Class V Shares	43	135	235	530
Class Y Shares	33	103	180	406
Principal Investment Strategies
The Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method of valuation to value portfolio securities. The Fund invests primarily in a portfolio of U.S. government securities and repurchase agreements that are collateralized fully by cash or U.S. government securities, and which mature in 397 calendar days or less, with certain exceptions permitted by applicable regulations. U.S. government securities are debt securities issued and/or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States.
The Fund limits investments to those securities that are Eligible Securities as defined by applicable regulations at the time of purchase (i.e., securities that are determined to present minimal credit risks, government securities, and shares of other money market funds). The Fund maintains a dollar-weighted average maturity of no more than 60 calendar days and a dollar-weighted average life of no more than 120 calendar days that is determined without reference to certain interest rate re-adjustments.
The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at
12

Fund Summary: NVIT Government Money Market Fund (cont.)
least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash.
The Fund does not currently intend to impose liquidity fees on Fund redemptions. However, the Fund’s Board of Trustees reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.
Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Yield risk – there is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase.
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The interest earned on the Fund's investments in fixed-income securities will decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be prepaid, which, in turn, increases these risks. Very low or negative interest rates may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that fall below zero, can be sudden and unpredictable and may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
Credit risk – U.S. government securities generally have the least credit risk, but are not completely free from credit risk. Credit risk is the risk that an issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the value of a bond. Any downgrade of securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Liquidity risk – the risk that the Fund will experience significant net redemptions of Fund shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund’s ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers, or due to general market conditions and a lack of willing buyers.
Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund will default on its obligation to repurchase them.
13

Fund Summary: NVIT Government Money Market Fund (cont.)
Investments in other money market mutual funds risk – to the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to meet its objective, the Fund’s performance will be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual fund (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Risk associated with holding cash – although the Fund seeks to be fully invested, it at times holds some of its assets in cash, which may hurt the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of an index with characteristics relevant to the Fund's investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Please call 800-848-6331 for the Fund’s current 7-day yield.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

6%
4%
2%
0%
0.01%
0.42%
1.39%
1.78%
0.24%
0.00%
1.30%
4.75%
4.88%
3.91%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	1.26%	–	4Q 2023
Lowest Quarter:	0.00%	–	1Q 2022
The inception date for Class Y shares is September 28, 2018. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	3.91%	2.95%	1.85%
Class II Shares	3.65%	2.76%	1.68%
Class IV Shares	3.91%	2.95%	1.85%
Class V Shares	3.96%	2.99%	1.89%
Class Y Shares	4.07%	3.06%	1.93%
iMoneyNet Money Fund AverageTM Government All (reflects no deduction for fees or expenses)	3.96%	2.98%	1.89%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Dreyfus, a division of Mellon Investments Corporation
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance
14

Fund Summary: NVIT Government Money Market Fund (cont.)
contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
15

Fund Summary: NVIT Loomis Core Bond Fund
Objective
The NVIT Loomis Core Bond Fund seeks a high level of current income consistent with preserving capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class P Shares	Class Y Shares
Management Fees	0.39%	0.39%	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses	0.19%	0.19%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.58%	0.83%	0.68%	0.43%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$59	$186	$324	$726
Class II Shares	85	265	460	1,025
Class P Shares	69	218	379	847
Class Y Shares	44	138	241	542
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137.16% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in bonds (or fixed-income securities) which include:
●U.S. government securities;
●Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s or Standard & Poor’s or, if unrated, which the subadviser determines to be of comparable quality);
●Investment grade debt securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●Investment grade debt securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.
In addition to these, the Fund may invest in other types of bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds. For these purposes, bonds are debt securities and other fixed-income securities that represent an
16

Fund Summary: NVIT Loomis Core Bond Fund (cont.)
obligation by the issuer to pay a specified rate of interest or dividend at specified times. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when the subadviser believes it to be appropriate in light of the Fund’s investment objective. As of December 31, 2025, the average duration of the Aggregate Bond Index was 5.92 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:
●the financial strength of the issuer;
●current interest rates and valuations;
●the stability and volatility of a country’s bond markets and
●expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
17

Fund Summary: NVIT Loomis Core Bond Fund (cont.)
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund's performance prior to January 27, 2025 reflects returns pursuant to a different subadviser than the Fund's current subadviser.  If the Fund's current strategies and subadviser had been in place for the periods shown, the performance information would have been different.
18

Fund Summary: NVIT Loomis Core Bond Fund (cont.)
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
5.51%
4.56%
-0.27%
9.09%
7.17%
-0.88%
-14.58%
5.36%
1.53%
7.03%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.72%	–	4Q 2023
Lowest Quarter:	-6.30%	–	1Q 2022
The inception date for Class P shares is January 21, 2025. Pre-inception historical performance for Class P shares is based on the previous performance of Class Y shares. Performance for Class P shares has been adjusted to reflect that share class’s higher expenses than those of Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	6.88%	-0.77%	2.08%
Class II Shares	6.56%	-1.01%	1.83%
Class P Shares	6.79%	-0.86%	1.98%
Class Y Shares	7.03%	-0.62%	2.23%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Portfolio Manager and Co-Head of the Relative Return Team	Since 2025
Clifton V. Rowe, CFA	Portfolio Manager	Since 2025
Daniel Conklin, CFA	Portfolio Manager	Since 2025
Ian Anderson	Co-Agency MBS Portfolio Manager	Since 2025
Barath W. Sankaran, CFA	Co-Agency MBS Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
19

Fund Summary: NVIT Loomis Short Term Bond Fund
Objective
The NVIT Loomis Short Term Bond Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class P Shares	Class Y Shares
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.80%	0.65%	0.40%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$56	$176	$307	$689
Class II Shares	82	255	444	990
Class P Shares	66	208	362	810
Class Y Shares	41	128	224	505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.73% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in bonds (or fixed-income securities) which include:
●U.S. government securities;
●Corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s or Standard & Poor’s or, if unrated, which the subadviser determines to be of comparable quality);
●Investment grade debt securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●Investment grade debt securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.
20

Fund Summary: NVIT Loomis Short Term Bond Fund (cont.)
In addition to these, the Fund may invest in other types of bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds. For these purposes, bonds are debt securities and other fixed-income securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index (the “Index”), although it reserves the right to deviate further from the average duration of the Index when the subadviser believes it to be appropriate in light of the Fund's investment objective. As of December 31, 2025, the average duration of the Index was 1.79 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:
●the financial strength of the issuer;
●current interest rates and valuations;
●the stability and volatility of a country’s bond markets and
●expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in frequent and active trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and
21

Fund Summary: NVIT Loomis Short Term Bond Fund (cont.)
social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund's performance prior to March 20, 2023, reflects returns pursuant to a different subadviser. If the Fund's current subadviser had been in place for the prior period, the performance information shown would have been different.
22

Fund Summary: NVIT Loomis Short Term Bond Fund (cont.)
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

10%
5%
0%
-5%
-10%
2.97%
2.08%
1.10%
4.48%
3.32%
-0.19%
-5.32%
6.11%
5.49%
5.95%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	3.17%	–	4Q 2023
Lowest Quarter:	-3.12%	–	1Q 2022
The Fund had not commenced offering Class P shares as of the date of this Prospectus. Therefore, pre-inception historical performance for Class P shares is based on the previous performance of Class Y shares. Performance for Class P shares has been adjusted to reflect that share class’s higher expenses than those of Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	2.13%	2.38%
Class II Shares	5.43%	1.88%	2.12%
Class P Shares	5.68%	2.05%	2.29%
Class Y Shares	5.95%	2.30%	2.54%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Bloomberg U.S. Government/Credit Bond 1-3 Year Index (reflects no deduction for fees or expenses)	5.35%	1.97%	2.09%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher T. Harms	Portfolio Manager	Since 2023
Clifton V. Rowe, CFA	Portfolio Manager	Since 2023
Daniel Conklin, CFA	Portfolio Manager	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
23

Fund Summary: NVIT Loomis Short Term High Yield Fund
Objective
The NVIT Loomis Short Term High Yield Fund seeks to provide high current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	0.69%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver/Expense Reimbursement(1)	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.87%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.72% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$308	$544	$1,224
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 164.67% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in U.S. dollar-denominated high-yield bonds (commonly known as “junk bonds”) of U.S. and foreign issuers, including those in emerging market countries. Securities selected for the Fund normally are lower-rated or are below investment grade, with no minimum acceptable rating. These bonds primarily include corporate debt securities,
24

Fund Summary: NVIT Loomis Short Term High Yield Fund (cont.)
such as notes, bonds, debentures and commercial paper, but may include convertible securities and corporate loans. Some of the securities in which the Fund invests may be zero-coupon bonds.
The subadviser performs its own credit analysis to determine the creditworthiness and yield potential of a security, and seeks a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In selecting high-yield bonds, the Fund’s subadviser utilizes its internal research team that covers a broad universe of industries, companies and markets. The subadviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for high current income as well as capital appreciation. The subadviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. The subadviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The subadviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. In order to manage issuer risk, the subadviser seeks to diversify the Fund’s holdings.
Under normal circumstances, the Fund invests at least 80% of its accounts market value in high-yield bonds. For these purposes, high-yield bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or unrated securities that the Fund’s subadviser believes to be of comparable quality. In deciding which securities to buy and sell, the subadviser considers, among other things, the financial strength of the issuer, current interest rates, current valuations, the subadviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the subadviser’s expectations concerning the potential return of those investments.
In order to provide the potential for additional income and to manage market volatility, the subadviser separately manages a diversified portion of the Fund (targeting approximately 20% of the Fund’s accounts market value at the time of purchase) invested in securitized assets, such as mortgage-backed and asset-backed securities. For this portion of the Fund, the subadviser purchases many securities that are rated investment grade, although it also may purchase securities that are rated below investment grade. In managing this portion, the subadviser uses a bottom-up, fundamental research process to select individual securities for the Fund. The decision to buy or sell a particular security is driven largely by the subadviser’s view of the fundamentals of the issue compared to the prevailing market valuation, which may be higher (suggesting a potential sell decision) or lower (suggesting a potential buy decision).
In managing the Fund’s overall portfolio, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index (the “Index”). As of December 31, 2025, the average portfolio duration of the Index was 1.01 years. The subadviser may buy or sell derivatives, such as futures, forwards or credit default swaps, in order to hedge against investment risks or to expose the Fund’s cash holdings to the investment characteristics of securities in which the Fund may invest. The Fund may engage in frequent and active trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
25

Fund Summary: NVIT Loomis Short Term High Yield Fund (cont.)
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Zero-coupon bonds risk – these securities pay no interest during the life of the security, are often sold at a deep discount, and may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments.
26

Fund Summary: NVIT Loomis Short Term High Yield Fund (cont.)
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
27

Fund Summary: NVIT Loomis Short Term High Yield Fund (cont.)
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
The Fund’s performance prior to April 14, 2025 reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund’s current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
14.16%
6.76%
-3.00%
14.74%
6.02%
4.96%
-11.93%
13.13%
6.28%
5.66%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	10.04%	–	2Q 2020
Lowest Quarter:	-12.75%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	5.66%	3.26%	5.38%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index (reflects no deduction for fees or expenses)	7.46%	5.30%	5.51%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Loomis, Sayles & Company, L.P.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Matthew J. Eagan, CFA	Portfolio Manager	Since 2025
Peter S. Sheehan	Portfolio Manager	Since 2025
Christopher J. Romanelli, CFA	Portfolio Manager	Since 2025
Stephen M. LaPlante, CFA	Portfolio Manager	Since 2025
Alessandro Pagani, CFA	Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
28

Fund Summary: NVIT Loomis Short Term High Yield Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
29

Fund Summary: NVIT Strategic Income Fund
(formerly, NVIT Amundi Multi Sector Bond Fund)
Objective
The NVIT Strategic Income Fund seeks to provide above average total return over a market cycle of three to five years.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	0.57%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.80%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$255	$444	$990
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 284.63% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in different types of bonds and other debt securities, with few limitations as to credit quality, geography, maturity or sector. The Fund may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds and debentures, asset-backed securities, mortgage-backed securities (including collateralized mortgage obligations) and convertible bonds. The Fund also may invest in corporate loans. Securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in emerging market securities. Emerging market countries include certain countries located in Latin America, Asia, Africa, the Middle East, and developing countries of Europe, primarily Eastern Europe. Many foreign securities are denominated in currencies other than the U.S. dollar.
The Fund may invest without limitation in debt securities of any maturity, duration or credit quality. Accordingly, the Fund may invest a substantial portion of its portfolio in high-yield bonds (i.e., “junk bonds”) and other securities that are lower-rated. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments.
30

Fund Summary: NVIT Strategic Income Fund (cont.)
The Fund may purchase many U.S. agency pass-through mortgage-backed securities on a when-issued (also known as “to-be-announced”) basis. When entering into such a transaction, the Fund buys securities with payment and delivery scheduled to take place in the future. The Fund’s subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure, or to manage the Fund’s average portfolio duration. The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to increase return.
The Fund’s subadviser does not manage the Fund specific to any index or benchmark, which provides it with flexibility to allocate to and rotate across any sector in the fixed-income universe. This strategy is designed to provide exposure to those areas of the fixed-income market that the subadviser anticipates will provide value, while attempting to minimize exposure to those areas it anticipates will not provide value. In managing the Fund, the subadviser considers fundamental market factors such as yield and credit quality differences among bonds, as well as demand and supply trends. The subadviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The Fund may engage in frequent and active trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change
31

Fund Summary: NVIT Strategic Income Fund (cont.)
whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
 Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches often are specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
 Dollar roll transactions – dollar roll transactions occur in connection with TBAs and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, including non-exchange-traded or over-the-counter derivatives that are
32

Fund Summary: NVIT Strategic Income Fund (cont.)
linked to illiquid instruments or illiquid markets, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices
33

Fund Summary: NVIT Strategic Income Fund (cont.)
in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund’s performance prior to January 14, 2019 reflects returns pursuant to different principal investment strategies and a different subadviser. If the Fund’s current strategies and subadviser had been in place for the prior period, the performance information shown would have been different.
Annual Total Returns– Class I Shares
(Years Ended December 31,)

15%
10%
5%
0%
-5%
8.65%
6.33%
-2.34%
9.17%
4.06%
5.24%
-2.30%
8.70%
10.34%
7.56%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	12.65%	–	2Q 2020
Lowest Quarter:	-16.08%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	7.56%	5.81%	5.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Victory Capital Management Inc. (“Victory Capital”) via its Pioneer Investments investment franchise
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jonathan M. Duensing, CFA	Senior Managing Director, Director of Fixed Income, and Portfolio Manager	Since 2019
Jeffrey C. Galloway, CFA	Senior Vice President, Portfolio Manager, and Senior Credit Analyst,	Since 2023
34

Fund Summary: NVIT Strategic Income Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
35

How the Funds Invest: NVIT DoubleLine Total Return Tactical Fund
Objective
The NVIT DoubleLine Total Return Tactical Fund seeks to maximize total return. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a flexible investment approach, allocating across different types of fixed-income securities. Consistent with this approach, the Fund may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds, asset-backed securities and mortgage-backed securities. The Fund also may invest in corporate loans. Securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although, under normal circumstances, the Fund does not invest more than 25% of its net assets, at the time of purchase, in emerging market securities. The Fund may invest without limit in foreign securities that are denominated in U.S. dollars, although the Fund may invest up to 15% of its net assets, at the time of purchase, in securities that are denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities include either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to-be-announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future. The Fund may invest in mortgage-backed securities—either U.S. agency or privately-issued—of any credit quality. Nevertheless, the Fund normally invests at least 20% of its net assets, at the time of purchase, in mortgage-backed securities that are rated, at the time of investment, Aa3 or higher by Moody’s Investor Service, Inc., AA- or higher by Standard & Poor’s Rating Service; the equivalent by any other nationally recognized statistical rating organization (“NRSRO”); or, if unrated by an NRSRO, determined by the subadviser to be of comparable quality.
The Fund may invest up to 25% of its net assets, at the time of purchase, in corporate high-yield bonds (i.e., “junk bonds”). Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments. The Fund’s subadviser strives to allocate below investment grade securities broadly by industry and issuer in an attempt to reduce the impact of negative events on an industry or issuer. Under normal conditions, the combined total of corporate, sovereign, mortgage-backed and all other debt rated below investment grade will not exceed 40% of the Fund’s assets.
The Fund’s subadviser actively manages the Fund’s asset class exposure using a top-down approach based on analysis of sector fundamentals and rotates the Fund’s assets among sectors in various markets to attempt to maximize total return. The subadviser selects individual securities within asset classes using a bottom-up approach. Under normal circumstances, the subadviser uses a controlled risk approach in managing the Fund’s investments. The techniques of this approach attempt to control the principal risk components of the fixed-income markets and include consideration of:
●security selection within a given sector;
●relative performance of the various market sectors;
●the shape of the yield curve and
●fluctuations in the overall level of interest rates.
The subadviser may use futures, which are derivatives, to manage the Fund’s duration and yield curve exposure. The subadviser may sell a security for various reasons, such as to adjust the Fund’s average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure. The Fund may engage in active and frequent trading of portfolio securities. The Fund is classified as a “nondiversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures are
derivatives, because their values are based on changes in
the values of an underlying asset or measure.

36

How the Funds Invest: NVIT DoubleLine Total Return Tactical Fund (cont.)
Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Emerging market countries – typically developing and
low- or middle-income countries. For purposes of the
Fund, emerging market countries are those that are
included in the MSCI Emerging Markets Index, the FTSE
Emerging Index or the JPMorgan Emerging Market Bond
Index. Emerging market countries may be found in
regions such as Asia, Latin America, Eastern Europe, the
Middle East and Africa.

The Fund considers an issuer to be located in an
emerging market country if (i) the issuer is organized
under the laws of an emerging market country; (ii) the
issuer’s securities are traded primarily in an emerging
market country; or (iii) during the issuer’s most recent
fiscal year, it derived at least 50% of its revenues, pre-tax earnings or profits from goods produced or sold by,
investments made in, or services performed in emerging
market countries.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

High-yield bonds – commonly referred to as “junk
bonds,” these debt securities are rated below investment
grade by nationally recognized statistical rating
organizations, such as Moody’s and Standard & Poor’s, or
are unrated securities that the Fund’s subadviser
believes to be of comparable quality. These bonds
generally offer investors higher interest rates as a way to
help compensate for the fact that the issuer is at greater
risk of default.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – debt securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.
Top-down approach – a method of investing that
involves selecting securities on the basis of factors such
as the relative strength of the sectors they represent or
the economies of the countries in which they were
issued.

U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CORPORATE LOANS RISK, CREDIT RISK, DELAYED-DELIVERY RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, NONDIVERSIFIED FUND RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, SELECTION RISK, SOVEREIGN DEBT RISK, and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
37

How the Funds Invest: NVIT Government Bond Fund
Objective
The NVIT Government Bond Fund seeks as high a level of current income as is consistent with preserving capital. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities. Many of these securities include mortgage-backed securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. In selecting investments for the Fund, the subadviser uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund also may invest in bonds that the subadviser believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index. As of December 31, 2025, the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index was 5.70 years, although this will change or fluctuate over time.
The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the Fund’s objective.
Although the Fund does not invest in derivative instruments as a principal investment strategy, the Fund may use futures contracts and options on futures contracts, either to hedge against investment risks or to seek greater return.
Key Terms:
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures and
options are derivatives because their values are based
on changes in the values of an underlying asset or
measure.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Mortgage-backed securities – debt securities that give
the holder the right to receive a portion of principal
and/or interest payments made on a pool of residential
or commercial mortgage loans, which in some cases are
guaranteed by government agencies.

Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period. A
put option gives the purchaser of the option the right to
sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified
price during the option period.

U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CREDIT RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PREPAYMENT AND CALL RISK, SELECTION RISK and U.S. GOVERNMENT
38

How the Funds Invest: NVIT Government Bond Fund (cont.)
SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
39

How the funds invest: NVIT Government Money Market Fund
Objective
The NVIT Government Money Market Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund is a “government” money market fund that seeks to maintain a stable net asset value of $1.00 per share. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund seeks to maintain a stable net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 calendar days or less that are Eligible Securities as defined by applicable regulations at the time of purchase (i.e., securities that are determined to present minimal credit risks, government securities, and shares of other money market funds). These money market obligations primarily include:
●U.S. government securities;
●repurchase agreements, which are agreements to buy a security and then sell the security back after a short period of time at a higher price and
●shares of other government money market mutual funds.
These securities pay interest on either a fixed-rate or variable-rate basis. All of the money market obligations held by the Fund must be denominated in U.S. dollars.
The Fund maintains a dollar-weighted average maturity of no more than 60 calendar days and a dollar-weighted average life of no more than 120 calendar days that is determined without reference to certain interest rate re-adjustments.
The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash. The Fund’s 80% policy can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
The Fund does not currently intend to impose liquidity fees on Fund redemptions. However, the Fund’s Board of Trustees reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.
Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.
Key Terms:
Maturity – the date on which the principal amount of a security is required to be paid to investors.
Repurchase agreements – agreements under which a
fund enters into a contract with a broker-dealer or a bank
for the purchase of securities, and in return the broker-
dealer or bank agrees to repurchase the same securities
at a specified date and price. The purchased securities
constitute collateral for the seller’s repurchase
obligation. Therefore, a repurchase agreement is
effectively a loan by the fund that is collateralized by the securities purchased. Repurchase agreements in which
the Fund enters are collateralized either by
U.S. government securities and/or cash.

U.S. government securities – debt securities issued
and/or guaranteed as to principal or interest by the
United States, or by a person controlled or supervised by
and acting as an instrumentality of the government of
the United States. Securities issued or guaranteed
directly by the U.S. government, such as U.S. Treasury
securities, are supported by the full faith and credit of the
United States. Securities issued or guaranteed by
agencies or instrumentalities of the U.S. government,
and enterprises sponsored by the U.S. government, are
not direct obligations of the United States. Therefore,
such securities may not be supported by the full faith
and credit of the United States.

Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses and you should not expect that the sponsor will provide financial support to the Fund at any time including during periods of market stress.
The Fund is subject to CREDIT RISK, INTEREST RATE RISK, INVESTMENTS IN OTHER MONEY MARKET MUTUAL FUNDS RISK, LIQUIDITY RISK, MARKET RISK, REPURCHASE AGREEMENTS RISK, RISKS ASSOCIATED WITH HOLDING CASH, SELECTION RISK, U.S. GOVERNMENT SECURITIES RISK and YIELD RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
40

How the funds invest: NVIT Government Money Market Fund (cont.)
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
41

How the Funds Invest: NVIT Loomis Core Bond Fund
Objective
The NVIT Loomis Core Bond Fund seeks a high level of current income consistent with preserving capital. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal market conditions, the Fund invests primarily in bonds which include:
●U.S. government securities;
●Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment grade;
●Investment grade debt securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●Investment grade debt securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.
In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when the subadviser believes it to be appropriate in light of the Fund's investment objective. As of December 31, 2025, the average duration of the Aggregate Bond Index was 5.92 years.
In deciding which securities to buy or sell, the subadviser considers a number of factors related to the bond issue and the current market, for example, including:
●the financial strength of the issuer;
●current interest rates and valuations;
●the stability and volatility of a country’s bond markets and
●expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains). The Fund may engage in active and frequent trading of portfolio securities.
Three themes typically drive the subadviser’s investment approach. First, the subadviser generally seeks bonds that are attractively valued relative to the subadviser’s credit research team’s assessment of credit risk. The broad coverage combined with the goal of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the subadviser may invest significantly in securities the prices of which the subadviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, the subadviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various bonds in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

Bonds – debt securities and other fixed-income securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – debt securities that give
the holder the right to receive a portion of principal
and/or interest payments made on a pool of residential
or commercial mortgage loans, which in some cases are
guaranteed by government agencies.

42

How the Funds Invest: NVIT Loomis Core Bond Fund (cont.)
U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK,CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
43

How The Funds Invest: NVIT Loomis Short Term Bond Fund
Objective
The NVIT Loomis Short Term Bond Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests primarily in bonds which include:
●U.S. government securities;
●Corporate debt securities issued by U.S. or foreign companies that are investment grade;
●Investment grade debt securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and
●Investment grade debt securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.
In addition to these, the Fund may invest in other types of debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds. Foreign securities in which the Fund invests are denominated in U.S. dollars.
The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index (the “Index”), although it reserves the right to deviate further from the average duration of the Index when the subadviser believes it to be appropriate in light of the Fund's investment objective. As of December 31, 2025, the average duration of the Index was 1.79 years.
In deciding which securities to buy or sell, the subadviser may consider a number of factors related to the bond issue and the current market, for example, including:
●the financial strength of the issuer;
●current interest rates and valuations;
●the stability and volatility of a country’s bond markets and
●expectations regarding general trends in interest rates and currency considerations.
The subadviser also considers how purchasing or selling a bond would impact the Fund’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).
Three themes typically drive the subadviser’s investment approach. First, the subadviser generally seeks bonds that are attractively valued relative to the subadviser’s credit research team’s assessment of credit risk. The broad coverage combined with the goal of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the subadviser may invest significantly in securities the prices of which the subadviser believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, the subadviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various bonds in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Fund may engage in frequent and active trading of portfolio securities.
Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

Bonds – debt securities and other fixed-income securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – debt securities that give
the holder the right to receive a portion of principal
and/or interest payments made on a pool of residential
or commercial mortgage loans, which in some cases are
guaranteed by government agencies.

44

How The Funds Invest: NVIT Loomis Short Term Bond Fund (cont.)
U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CREDIT RISK, FOREIGN SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
45

How the Funds Invest: NVIT Loomis Short Term High Yield Fund
Objective
The NVIT Loomis Short Term High Yield Fund seeks to provide high current income. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests primarily in U.S. dollar-denominated high-yield bonds (commonly known as “junk bonds”) of U.S. and foreign issuers, including those in emerging market countries. Securities selected for the Fund normally are lower-rated or are below investment grade, with no minimum acceptable rating. These bonds primarily include corporate debt securities, such as notes, bonds, debentures and commercial paper, but may include convertible securities and corporate loans. Some of the securities in which the Fund invests may be zero-coupon bonds, which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.
The subadviser performs its own credit analysis to determine the creditworthiness and yield potential of a security, and seeks a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In selecting high-yield bonds, the Fund’s subadviser utilizes its internal research team that covers a broad universe of industries, companies and markets. The subadviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for high current income as well as capital appreciation. The subadviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts. The subadviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The subadviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. In order to manage issuer risk, the subadviser seeks to diversify the Fund’s holdings.
Under normal circumstances, the Fund invests at least 80% of its account’s market value in high-yield bonds. In deciding which securities to buy and sell, the subadviser considers, among other things, the financial strength of the issuer, current interest rates, current valuations, the subadviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the subadviser’s expectations concerning the potential return of those investments.
In order to provide the potential for additional income and to manage market volatility, the subadviser separately manages a diversified portion of the Fund (targeting approximately 20% of the Fund’s accounts market value at the time of purchase) in securitized assets, such as mortgage-backed and asset-backed securities. For this portion of the Fund, the subadviser purchases many securities that are rated investment grade, although it also may purchase securities that are rated below investment grade. In managing this portion, the subadviser uses a bottom-up, fundamental research process to select individual securities for the Fund. The decision to buy or sell a particular security is driven largely by the subadviser’s view of the fundamentals of the issue compared to the prevailing market valuation, which may be higher (suggesting a potential sell decision) or lower (suggesting a potential buy decision).
In managing the Fund’s overall portfolio, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the ICE BofA 1-3 Year BB-B US Cash Pay High Yield Index (the “Index”). As of December 31, 2025, the average portfolio duration of the Index was 1.01 years. The subadviser may buy or sell derivatives, such as futures, forwards or credit default swaps, in order to hedge against investment risks or to expose the Fund’s cash holdings to the investment characteristics of securities in which the Fund may invest. The Fund may engage in frequent and active trading of portfolio securities.
Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Commercial paper – short term debt instruments,
usually unsecured, that are issued by banks and
corporations in order to finance their short term credit
needs, such as accounts receivable or inventory, and that
are acquired at either a discount or are interest bearing.

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How the Funds Invest: NVIT Loomis Short Term High Yield Fund (cont.)
Convertible securities – generally debt securities or
preferred stock that may be converted into common
stock. Convertible securities typically pay current
income as either interest (debt security convertibles) or
dividends (preferred stock). A convertible’s value usually
reflects both the stream of current income payments
and the market value of the underlying common stock.

Credit default swap – a swap contract in which the
buyer makes a series of payments to the seller and, in
exchange, receives a payoff if the issuer of a credit
instrument, such as a bond or loan, defaults on its
obligation to pay or experiences some type of credit
event, such as a bankruptcy or restructuring. Credit
default swaps can be used to hedge against risks or to
synthetically expose a portfolio to the diversification and
performance characteristics of certain bonds or groups
of bonds.

Derivative – a contract or investment, the value of which
is based on the performance of an underlying financial
asset, index or economic measure. Futures, forwards and
swaps are examples of derivatives. Using derivatives is
often a cost-effective way to expose portfolios, including
those with frequent cash flows, to the performance of an
underlying securities index or group of securities without
having to buy individual securities included in the index
or group. This can allow the Fund to maintain a higher
percentage of its assets invested in accordance with its
investment objective, while maintaining sufficient cash
to meet redemptions without having to sell portfolio
securities.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

High-yield bonds – commonly referred to as “junk
bonds,” these debt securities are rated below investment
grade by nationally recognized statistical rating
organizations, such as Moody’s and Standard & Poor’s, or
are unrated securities that the Fund’s subadviser
believes to be of comparable quality. These bonds
generally offer investors higher interest rates as a way to
help compensate for the fact that the issuer is at greater
risk of default.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Mortgage-backed securities – debt securities that give
the holder the right to receive a portion of principal
and/or interest payments made on a pool of residential
or commercial mortgage loans, which in some cases are
guaranteed by government agencies.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CONVERTIBLE SECURITIES RISK, CORPORATE LOANS RISK, CREDIT RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, SECTOR RISK, SELECTION RISK and ZERO COUPON BONDS RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
47

How the funds invest: NVIT Strategic Income Fund
Objective
The NVIT Strategic Income Fund seeks to provide above average total return over a market cycle of three to five years. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in different types of bonds and other debt securities with few limitations as to credit quality, geography, maturity or sector.
Consistent with this approach, the Fund may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds and debentures, asset-backed securities, mortgage-backed securities and convertible securities. The Fund also may invest in corporate loans. Securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in emerging market securities. Many foreign securities are denominated in currencies other than the U.S. dollar, although currency exposure is typically hedged.
The Fund may invest without limitation in debt securities of any maturity, duration, or credit quality. Accordingly, the Fund may invest a substantial portion of its portfolio in high-yield bonds (i.e., “junk bonds”) and other securities that are lower-rated or unrated. Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments. The Fund may purchase many U.S. agency pass-through mortgage-backed securities on a when-issued (also known as “to-be-announced”) basis. When entering into such a transaction, the Fund buys securities with payment and delivery scheduled to take place in the future. The Fund’s subadviser may use derivatives, such as futures and forward foreign currency contracts, either to increase returns, to hedge against international currency exposure, or to manage the Fund’s average portfolio duration. The subadviser also may buy or sell credit default swaps either to hedge against investment risks or to increase return.
The Fund’s subadviser does not manage the Fund specific to any index or benchmark, which provides it with flexibility to allocate to and rotate across any sector in the fixed-income universe. This strategy is designed to provide exposure to those areas of the fixed-income market that the subadviser anticipates will provide value, while attempting to minimize exposure to those areas it anticipates will not provide value. In managing the Fund, the subadviser considers fundamental market factors such as yield and credit quality differences among bonds, as well as demand and supply trends. The subadviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances. The subadviser may sell a security for various reasons, such as to adjust the Fund’s average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure. The Fund may engage in frequent and active trading of portfolio securities.
Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

Bonds – debt securities and other fixed-income securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Convertible securities – generally debt securities or
preferred stock that may be converted into common
stock. Convertible securities typically pay current
income as either interest (debt security convertibles) or
dividends (preferred stock). A convertible’s value usually
reflects both the stream of current income payments
and the market value of the underlying common stock.

Credit default swap – a swap contract in which the
buyer makes a series of payments to the seller and, in
exchange, receives a payoff if the issuer of a credit
instrument, such as a bond or loan, defaults on its
obligation to pay or experiences some type of credit
event, such as a bankruptcy or restructuring. Credit
default swaps can be used to hedge against risks or to
synthetically expose a portfolio to the diversification and
performance characteristics of certain bonds or groups
of bonds.

Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
forwards and swaps are derivatives, because their values
are based on changes in the values of an underlying
asset or measure.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

48

How the funds invest: NVIT Strategic Income Fund (cont.)
Emerging market countries – typically are developing
and low- or middle-income countries. For purposes of
the Fund, emerging market countries are those that are
included in the MSCI Emerging Markets® Index. Emerging
market countries may be found in regions such as Asia,
Latin America, Eastern Europe, the Middle East and
Africa.

High-yield bonds – commonly referred to as “junk
bonds,” these debt securities are rated below investment
grade by nationally recognized statistical rating
organizations, such as Moody’s and Standard & Poor’s, or
are unrated securities that the Fund’s subadviser
believes to be of comparable quality. These bonds
generally offer investors higher interest rates as a way to
help compensate for the fact that the issuer is at greater
risk of default.

Maturity – the date on which the principal amount of a security is required to be paid to investors.
Mortgage-backed securities – debt securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.
U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK,CONVERTIBLE SECURITIES RISK, CORPORATE LOANS RISK, CREDIT RISK, DELAYED-DELIVERY RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, SECTOR RISK, SELECTION RISK, SOVEREIGN DEBT RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 50.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
49

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Transactions in corporate loans may take longer than seven days to settle. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Fund may become a member of the syndicate.
The corporate loans in which a Fund invests have speculative characteristics and are subject to high risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore a Fund may not be able to rely on the antifraud protections of the federal securities laws.
     Loan participations and assignments– a Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation.  In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases an Assignment from a lender, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an
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Risks of Investing in the Funds (cont.)
Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignment.
Country or sector risk – investments in particular industries, sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if a Fund emphasizes one or more industries, economic sectors or countries, it will be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries, sectors or countries.
Consumer discretionary – companies engaged in the consumer discretionary sector, including companies in the automobiles and components, consumer durables and apparel, consumer services, and consumer discretionary distribution and retail industry groups, are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect companies in the consumer discretionary sector.
Energy – companies engaged in the energy sector, including companies engaged in the energy equipment and services and the oil and gas and consumable fuels industries, are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies.
Energy companies may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, war and natural disasters. The energy sector is cyclical, and commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, geopolitical conflict and related economic sanctions and labor relations also could affect companies in this sector. Recent global, political and economic events have created greater volatility in the energy sector, which may create wide fluctuations in the value of energy companies.
Financials – a Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Companies engaged in banking, financial services, consumer finance, capital markets, and insurance activities, as well as mortgage real estate investment trusts (REITs), are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financials sector and companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Companies in the financials sector have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. Although regulators have focused on and taken measures to stabilize the financial system, bank failures and liquidity concerns continue to impact companies in the banking and financial services industries. Further regulatory intervention may be required to stabilize the U.S. banking industry if U.S. banks appear to be at a risk of failure, which could result in other unforeseen adverse impacts on the economy.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those
51

Risks of Investing in the Funds (cont.)
that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of the Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Delayed-delivery risk – the risk that the security a Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund loses the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
To-be-announced transactions (“TBAs”) – TBAs involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
Dollar roll transactions – dollar roll transactions occur in connection with TBAs and involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon purchase price of those securities. Dollar roll transactions add a form of leverage to the Fund’s portfolio, which may make the Fund’s returns more volatile and increase the risk of loss. In addition, dollar roll transactions may increase the Fund’s portfolio turnover, which may result in increased brokerage costs and may lower the Fund’s actual return.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Leverage – leverage is created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that is several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund's share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund's investments. Further, the use of leverage typically requires a Fund to make margin
52

Risks of Investing in the Funds (cont.)
payments, which might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund purchases an option, it will lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that a Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund's use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. The Fund's investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund would not be able to prevent further losses of value in its derivative holdings.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund may lose money.
Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of a credit default swap generally are privately negotiated by the Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will
53

Risks of Investing in the Funds (cont.)
not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Fund could sustain significant losses.
Interest rate swaps – the use of interest rate swaps involves the risk that the investment adviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Total return swaps also are subject to the risk that the Fund will not properly assess the value of the underlying asset. If the Fund is the buyer of a total return swap, the Fund will lose money if the total return of the underlying asset is less than the Fund’s obligation to pay a fixed or floating rate of interest. If the Fund is the seller of a total return swap, the Fund could lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit a Fund’s
54

Risks of Investing in the Funds (cont.)
investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities is considered speculative and may subject the Funds to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:
●increased price sensitivity to changing interest rates and to adverse economic and business developments;
●greater risk of loss due to default or declining credit quality;
●greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
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Risks of Investing in the Funds (cont.)
●negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Funds.
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on a Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Duration – the duration of a debt security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a debt security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Inflation rates may change frequently and significantly as a result of various factors and a Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund.
Floating- and variable-rate securities – floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities are callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower-yielding securities that reduce a Fund's income. Like other debt securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
Investments in other money market mutual funds risk – the NVIT Government Money Market Fund may invest in shares of other money market mutual funds (“money market funds”), including those advised by the Fund’s subadviser, to provide additional liquidity or to achieve higher yields. Like the NVIT Government Money Market Fund, any such other money market funds are subject to Rule 2a-7 of the Investment Company Act of 1940, and invest in a variety of short-term, high quality, dollar-denominated money market instruments. To the extent that the NVIT Government Money Market Fund invests in shares of such other money market funds, its performance is directly tied to the performance of the other money market funds in which it invests. If one of these other money market funds fails to meet its objective, the NVIT Government Money Market Fund’s performance would be negatively affected. There can be no assurance that any such other money market fund will achieve its investment objective. Further, as a shareholder of another money market fund, the NVIT Government Money Market Fund is subject to its proportional share of the other money market fund’s expenses (including applicable management, administration and custodian fees). Therefore, shareholders of the NVIT Government Money Market Fund will be subject indirectly to these expenses in addition to the direct fees and expenses they pay as shareholders of the NVIT Government Money Market Fund. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
Liquidity risk – the risk that a Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that a Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without
56

Risks of Investing in the Funds (cont.)
warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Nondiversified fund risk – (NVIT DoubleLine Total Return Tactical Fund) because the Fund may hold larger positions in fewer securities and financial instruments than other funds that are diversified, a single security’s or instrument's increase or decrease in value may have a greater impact on the Fund's value and total return.
Portfolio turnover risk – the portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in capital gains distributions to a Fund’s shareholders (tax
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Risks of Investing in the Funds (cont.)
implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund may not recover the premium, resulting in a capital loss.
Redemptions risk – a Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, a Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase a Fund's transaction costs and could cause a Fund's operating expenses to be allocated over a smaller asset base, leading to an increase in a Fund's expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, a Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact a Fund's net asset value and liquidity.
Repurchase agreements risk – the NVIT Government Money Market Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the NVIT Government Money Market Fund would experience delays in recovering amounts owed to it.
Risks associated with holding cash –although the NVIT Government Money Market Fund seeks to be fully invested, it at times holds some of its assets in cash, which may hurt the NVIT Government Money Market Fund’s performance.
Sector risk – see “Country or sector risk.”
Selection risk – the risk that the securities selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Yield risk – There is no guarantee that the NVIT Government Money Market Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the NVIT Government Money Market Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low or negative interest rate environment may prevent the NVIT Government Money Market Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the NVIT Government Money Market Fund’s ability to maintain a stable net asset value. On days during which there are net purchases of Fund shares, the NVIT Government Money Market Fund must invest the proceeds at prevailing market yields or hold cash. If the NVIT Government Money Market Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the NVIT Government Money Market Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the NVIT Government Money Market Fund’s yield to increase.
Zero coupon bonds risk – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental and corporate issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more
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Risks of Investing in the Funds (cont.)
during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and generally are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, the Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. For each Fund other than the NVIT Government Money Market Fund, such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). The NVIT Government Money Market Fund posts onto the Trust's internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month, and will maintain such portfolio holdings information for no less than six months after posting. The NVIT Government Money Market Fund files its portfolio holdings report on Form N-CSR and files monthly reports on Form N-MFP with the SEC. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
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Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
DOUBLELINE CAPITAL LP (“DOUBLELINE”), located at 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602, is subadviser to the NVIT DoubleLine Total Return Tactical Fund. DoubleLine is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2025, DoubleLine had approximately $93.58 billion in assets under management.
DREYFUS (“DREYFUS”), A DIVISION OF MELLON INVESTMENTS CORPORATION (“MIC”), located at 500 Ross Street, Pittsburgh, PA 15258, is the subadviser to the NVIT Government Money Market Fund.
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”), located at One Financial Center, Boston, MA 02111, is a subadviser to the NVIT Loomis Core Bond Fund, NVIT Loomis Short Term Bond Fund and NVIT Loomis Short Term High Yield Fund. Loomis Sayles was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $431.0 billion in assets under management as of December 31, 2025.
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”), located at One Nationwide Plaza, Columbus, OH 43215, is the subadviser to the NVIT Government Bond Fund. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”), located at 15935 La Cantera Pkwy, San Antonio, TX 78256, is the subadviser to the NVIT Strategic Income Fund. Victory Capital is a global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of Victory Capital’s Pioneer Investments investment franchise.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT DoubleLine Total Return Tactical Fund	0.40%
NVIT Government Bond Fund	0.47%
NVIT Government Money Market Fund	0.25%
NVIT Loomis Core Bond Fund	0.39%
NVIT Loomis Short Term Bond Fund	0.34%
NVIT Loomis Short Term High Yield Fund	0.56%
NVIT Strategic Income Fund	0.57%

NFA may voluntarily waive and/or reimburse additional fees to the extent necessary to assist the NVIT Government Money Market Fund in attempting to maintain a positive yield. Any waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of NFA. There is no guarantee that the NVIT Government Money Market Fund will maintain a positive yield.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
NVIT DoubleLine Total Return Tactical Fund
Jeffrey E. Gundlach, and Jeffrey J. Sherman, CFA, are jointly responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Gundlach co-founded DoubleLine and has been the Chief Executive Officer and Chief Investment Officer of DoubleLine since its inception in 2009.
Mr. Sherman joined DoubleLine in 2009, and has been the Deputy Chief Investment Officer of DoubleLine since June 2016. He has been a Portfolio Manager of DoubleLine since September 2010.
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Fund Management (cont.)
NVIT Government Bond Fund
Chad W. Finefrock, CFA, and Nicholas J. Kern, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 1997. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities and short-term instruments for Nationwide Mutual and its affiliates.
Mr. Kern joined Nationwide Mutual, the parent company of NWAM, in 2000. He is a Senior Investment Professional and is responsible for underwriting, trading, surveillance and portfolio management of agency and non-agency residential mortgage-backed securities portfolios for Nationwide Mutual and its affiliates.
NVIT Loomis Core Bond Fund
Christopher T. Harms, Clifton V. Rowe, CFA, and Daniel Conklin, CFA, are Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. Ian Anderson and Barath W. Sankaran, CFA, are solely responsible for managing the MBS portion of the Fund.
Mr. Harms is a Portfolio Manager and Co-Head of the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2010, and has 45 years of investment industry experience.
Mr. Rowe, CFA, is a Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 1992, and has 33 years of investment industry experience.
Mr. Conklin, CFA, is a Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2012, and has 15 years of investment industry experience.
Mr. Anderson is the Agency MBS Strategist for the Mortgage and Structured Finance Team at Loomis Sayles. He is lead Portfolio Manager for the dedicated Agency MBS strategies and a co-Agency MBS Portfolio Manager for the Loomis Sayles Core Plus Bond Fund, joined Loomis Sayles in 2011, and has over 27 years of investment industry experience.
Mr. Sankaran, CFA, is a member of the Mortgage and Structured Finance Team at Loomis Sayles. He is also co-Portfolio Manager for the dedicated Agency MBS strategies and a co-Agency MBS Portfolio Manager for the Loomis Sayles Core Plus Bond Fund, joined Loomis Sayles in 2009, and has over 16 years of investment industry experience.
NVIT Loomis Short Term Bond Fund
Christopher T. Harms, Clifton V. Rowe, CFA, and Daniel Conklin, CFA are Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Harms is a Portfolio Manager and Co-Head of the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2010, and has 45 years of investment industry experience.
Mr. Rowe is a Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 1992, and has 33 years of investment industry experience.
Mr. Conklin is a Portfolio Manager for the Relative Return Team at Loomis Sayles, joined Loomis Sayles in 2012, and has 15 years of investment industry experience.
NVIT Loomis Short Term High Yield Fund
Matthew J. Eagan, CFA, Peter S. Sheehan, Christopher J. Romanelli, CFA, Stephen M. LaPlante, CFA and Alessandro Pagani, CFA are Co-Portfolio Managers of the Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.
Mr. Eagan is a Portfolio Manager and Head of the Full Discretion Team at Loomis Sayles. He is a Director of Loomis Sayles, joined Loomis Sayles in 1997, and has 35 years of investment industry experience.
Mr. Sheehan is a Portfolio Manager on the Full Discretion Team at Loomis Sayles. He joined Loomis Sayles in 2012 and has 18 years of investment industry experience.
Mr. Romanelli is a Portfolio Manager on the Full Discretion Team at Loomis Sayles. He joined Loomis Sayles in 2010 and has 20 years of investment industry experience.
Mr. LaPlante is a Portfolio Manager and Securitized Strategist on the Mortgage and Structured Finance Team at Loomis Sayles. He joined Loomis Sayles in 2017 and has 16 years of investment industry experience.
Mr. Pagani is a Portfolio Manager and Head of the Mortgage and Structured Finance Team at Loomis Sayles. He joined Loomis Sayles in 2008 and has 28 years of investment industry experience.
NVIT Strategic Income Fund
Victory Capital uses a team of portfolio managers from its investment franchise, Pioneer Investments (“Pioneer”) to manage the Fund. The portfolio managers who are jointly and primarily responsible for day-to-day management of the Fund are Jonathan M. Duensing, CFA, and Jeffrey C. Galloway, CFA.
Mr. Duensing is Senior Managing Director, Director of Fixed Income and Portfolio Manager of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 1996.
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Fund Management (cont.)
Mr. Galloway is Senior Vice President, Portfolio Manager, and Senior Credit Analyst of Pioneer Investments. He joined Victory Capital in 2025, and the predecessor investment adviser in 2006.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
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Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
In calculating the NAV for the NVIT Government Money Market Fund, the Fund’s securities are valued at amortized cost, which approximates market value, in an effort to maintain a stable NAV of $1 per share in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued
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Investing with Nationwide Funds (cont.)
in order to determine each Fund’s NAV. The Valuation Procedures provide that debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
The NVIT Government Money Market Fund’s securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use
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Investing with Nationwide Funds (cont.)
the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC). In addition, in accordance with applicable legal requirements, the NVIT Government Money Market Fund may suspend redemptions if:
●the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees or the Board of Trustees, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur;
●the Board of Trustees, including a majority of non-interested Trustees, irrevocably has approved the liquidation of the Fund and
●the Fund, prior to suspending redemptions, notifies the SEC of its decision to liquidate and suspend redemptions.
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect a Fund.
Excessive or Short-Term Trading
Each Fund (except the NVIT Government Money Market Fund) seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading
(either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds (except the NVIT Government Money Market Fund). The Board of Trustees has not adopted policies with respect to excessive or short-term trading for the NVIT Government Money Market Fund because it is offered as a cash management vehicle for liquidity and is expected to be purchased and sold frequently.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund (except the NVIT Government Money Market Fund) does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate
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Investing with Nationwide Funds (cont.)
the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class P shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class P shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class P shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I, Class II, Class IV and Class V shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I and Class II shares, 0.20% with respect to Class IV shares, and 0.10% with respect to Class V shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P and Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT DoubleLine Total Return Tactical Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT Government Bond Fund Class I, Class II and Class IV shares: 0.15%, 0.15% and 0.15%, respectively.
NVIT Government Money Market Fund Class I, Class II, Class IV and Class V shares: 0.15%, 0.15%, 0.15% and 0.10%, respectively.
NVIT Loomis Core Bond Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Loomis Short Term Bond Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Loomis Short Term High Yield Fund Class I shares: 0.15%.
NVIT Strategic Income Fund Class I shares: 0.15%.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
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Investing with Nationwide Funds (cont.)
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-
dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
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Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. The NVIT Government Money Market Fund expects to declare dividends daily and distribute all of its net investment income, if any, monthly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
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Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
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Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class P shares of the NVIT Government Bond Fund and NVIT Loomis Short Term Bond Fund have not commenced operations as of the date of this prospectus, no information for Class P shares is shown.
70

FINANCIAL HIGHLIGHTS: NVIT DOUBLELINE TOTAL RETURN TACTICAL FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions							Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$8.26	$0.41	$0.23	$0.64	$(0.35)	$—	$—	$(0.35)	$8.55	7.72%(g)	$6	0.56%	4.75%	0.74%	34.94%
12/31/2024	8.74	0.41	(0.07)	0.34	(0.72)	—	(0.10)	(0.82)	8.26	3.69%(g)	5	0.57%	4.67%	0.70%	99.10%
12/31/2023	8.54	0.29	0.21	0.50	(0.30)	—	—	(0.30)	8.74	6.02%(g)	5	0.57%	3.36%	0.67%	83.14%
12/31/2022	10.12	0.29	(1.58)	(1.29)	(0.29)	—	—	(0.29)	8.54	(12.75)%(g)	5	0.59%	3.12%	0.70%	103.94%
12/31/2021	10.41	0.22	(0.22)	—	(0.26)	(0.03)	—	(0.29)	10.12	(0.04)%	6	0.62%	2.16%	0.73%	113.27%
Class II Shares
12/31/2025	8.01	0.36	0.22	0.58	(0.31)	—	—	(0.31)	8.28	7.31%	63,509	0.98%	4.32%	1.26%	34.94%
12/31/2024	8.51	0.37	(0.09)	0.28	(0.69)	—	(0.09)	(0.78)	8.01	3.18%	47,827	0.98%	4.28%	1.22%	99.10%
12/31/2023	8.32	0.26	0.20	0.46	(0.27)	—	—	(0.27)	8.51	5.66%	34,205	0.98%	3.02%	1.19%	83.14%
12/31/2022	9.88	0.25	(1.55)	(1.30)	(0.26)	—	—	(0.26)	8.32	(13.21)%	26,805	0.98%	2.74%	1.20%	103.94%
12/31/2021	10.18	0.18	(0.22)	(0.04)	(0.23)	(0.03)	—	(0.26)	9.88	(0.45)%	24,995	0.98%	1.77%	1.20%	113.27%
Class Y Shares
12/31/2025	8.02	0.39	0.23	0.62	(0.35)	—	—	(0.35)	8.29	7.69%	40,767	0.58%	4.74%	0.76%	34.94%
12/31/2024	8.53	0.40	(0.08)	0.32	(0.73)	—	(0.10)	(0.83)	8.02	3.63%	40,895	0.58%	4.58%	0.70%	99.10%
12/31/2023	8.34	0.28	0.22	0.50	(0.31)	—	—	(0.31)	8.53	6.05%	153,919	0.58%	3.32%	0.69%	83.14%
12/31/2022	9.90	0.28	(1.55)	(1.27)	(0.29)	—	—	(0.29)	8.34	(12.84)%	151,298	0.58%	3.12%	0.70%	103.94%
12/31/2021	10.19	0.22	(0.22)	—	(0.26)	(0.03)	—	(0.29)	9.90	—%	178,754	0.58%	2.20%	0.70%	113.27%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
71

FINANCIAL HIGHLIGHTS: NVIT LOOMIS SHORT TERM HIGH YIELD FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class I Shares
12/31/2025	$5.82	$0.32	$0.01	$0.33	$(0.35)	$—	$(0.35)	$5.80	5.66%	$83,822	0.88%	5.39%	1.01%	164.67%
12/31/2024	5.79	0.32	0.05	0.37	(0.34)	—	(0.34)	5.82	6.28%	96,947	0.91%	5.48%	0.99%	26.20%
12/31/2023	5.44	0.33	0.37	0.70	(0.35)	—	(0.35)	5.79	13.13%	100,839	0.91%	5.76%	0.98%	14.98%
12/31/2022	6.55	0.32	(1.10)	(0.78)	(0.33)	—	(0.33)	5.44	(11.93)%	97,254	0.91%	5.30%	0.97%	40.07%
12/31/2021	6.55	0.30	0.02	0.32	(0.32)	—	(0.32)	6.55	4.96%	121,052	0.91%	4.45%	0.98%	40.26%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
72

FINANCIAL HIGHLIGHTS: NVIT GOVERNMENT BOND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$9.25	$0.35	$0.30	$0.65	$(0.38)	$—	$(0.38)	$9.52	7.00%	$254,522	0.70%	3.64%	0.72%	39.79%
12/31/2024	9.47	0.30	(0.20)	0.10	(0.32)	—	(0.32)	9.25	1.03%	272,089	0.70%	3.17%	0.72%	56.85%
12/31/2023	9.30	0.26	0.17	0.43	(0.26)	—	(0.26)	9.47	4.70%	343,593	0.69%	2.71%	0.70%	73.73%
12/31/2022	10.87	0.19	(1.55)	(1.36)	(0.21)	—	(0.21)	9.30	(12.55)%	320,262	0.70%	1.92%	0.71%	68.52%
12/31/2021	11.29	0.14	(0.37)	(0.23)	(0.19)	—	(0.19)	10.87	(2.08)%	403,595	0.70%	1.27%	0.71%	73.45%
Class II Shares
12/31/2025	9.23	0.32	0.31	0.63	(0.36)	—	(0.36)	9.50	6.80%	6,801	0.95%	3.39%	0.97%	39.79%
12/31/2024	9.45	0.28	(0.20)	0.08	(0.30)	—	(0.30)	9.23	0.81%	6,363	0.95%	2.92%	0.97%	56.85%
12/31/2023	9.28	0.23	0.18	0.41	(0.24)	—	(0.24)	9.45	4.44%	6,364	0.94%	2.45%	0.95%	73.73%
12/31/2022	10.83	0.16	(1.54)	(1.38)	(0.17)	—	(0.17)	9.28	(12.74)%	6,766	0.95%	1.66%	0.96%	68.52%
12/31/2021	11.26	0.11	(0.37)	(0.26)	(0.17)	—	(0.17)	10.83	(2.36)%	9,637	0.95%	1.01%	0.96%	73.45%
Class IV Shares
12/31/2025	9.24	0.35	0.31	0.66	(0.38)	—	(0.38)	9.52	7.13%	9,014	0.70%	3.64%	0.72%	39.79%
12/31/2024	9.46	0.30	(0.20)	0.10	(0.32)	—	(0.32)	9.24	1.03%	8,648	0.70%	3.16%	0.72%	56.85%
12/31/2023	9.29	0.25	0.18	0.43	(0.26)	—	(0.26)	9.46	4.71%	9,134	0.69%	2.70%	0.70%	73.73%
12/31/2022	10.86	0.19	(1.55)	(1.36)	(0.21)	—	(0.21)	9.29	(12.56)%	9,293	0.70%	1.92%	0.71%	68.52%
12/31/2021	11.28	0.14	(0.37)	(0.23)	(0.19)	—	(0.19)	10.86	(2.08)%	12,096	0.70%	1.27%	0.71%	73.45%
Class Y Shares
12/31/2025	9.23	0.36	0.31	0.67	(0.39)	—	(0.39)	9.51	7.30%(g)	6	0.55%	3.80%	0.58%	39.79%
12/31/2024	9.45	0.31	(0.19)	0.12	(0.34)	—	(0.34)	9.23	1.18%(g)	5	0.56%	3.31%	0.56%	56.85%
12/31/2023	9.27	0.27	0.18	0.45	(0.27)	—	(0.27)	9.45	4.98%(g)	5	0.54%	2.86%	0.54%	73.73%
12/31/2022	10.84	0.20	(1.55)	(1.35)	(0.22)	—	(0.22)	9.27	(12.45)%(g)	5	0.56%	2.01%	0.56%	68.52%
12/31/2021	11.28	0.15	(0.39)	(0.24)	(0.20)	—	(0.20)	10.84	(2.11)%(g)	6	0.56%	1.38%	0.56%	73.45%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
73

FINANCIAL HIGHLIGHTS: NVIT GOVERNMENT MONEY MARKET FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)
Class I Shares
12/31/2025	$1.00	$0.04	$—	$0.04	$(0.04)	$—	$(0.04)	$1.00	3.91%	$1,244,382	0.44%	3.84%	0.47%
12/31/2024	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.88%	1,229,830	0.44%	4.77%	0.47%
12/31/2023	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75%	1,106,167	0.44%	4.65%	0.47%
12/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.30%	1,117,598	0.37%	1.37%	0.48%
12/31/2021	1.00	—	—	—	—	—	—	1.00	—%	929,226	0.07%	—%	0.49%
Class II Shares
12/31/2025	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65%	197,110	0.69%	3.60%	0.72%
12/31/2024	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.62%	224,770	0.69%	4.53%	0.72%
12/31/2023	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.49%	232,277	0.69%	4.39%	0.72%
12/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.13%	261,351	0.57%	1.28%	0.73%
12/31/2021	1.00	—	—	—	—	—	—	1.00	—%	143,396	0.07%	—%	0.74%
Class IV Shares
12/31/2025	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91%	32,095	0.44%	3.84%	0.47%
12/31/2024	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.88%	32,033	0.44%	4.78%	0.47%
12/31/2023	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.75%	32,317	0.44%	4.65%	0.47%
12/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.30%	31,455	0.36%	1.27%	0.48%
12/31/2021	1.00	—	—	—	—	—	—	1.00	—%	34,050	0.07%	—%	0.49%
Class V Shares
12/31/2025	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.96%	1,029,475	0.39%	3.92%	0.42%
12/31/2024	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.94%	1,568,271	0.39%	4.80%	0.42%
12/31/2023	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.80%	1,067,409	0.39%	4.76%	0.42%
12/31/2022	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.33%	673,122	0.33%	1.30%	0.43%
12/31/2021	1.00	—	—	—	—	—	—	1.00	—%	678,941	0.07%	—%	0.44%
Class Y Shares
12/31/2025	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	4.07%	971,801	0.29%	3.96%	0.32%
12/31/2024	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.04%	458,345	0.29%	4.92%	0.32%
12/31/2023	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.90%	369,382	0.29%	4.80%	0.32%
12/31/2022	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.40%	406,432	0.27%	1.61%	0.33%
12/31/2021	1.00	—	—	—	—	—	—	1.00	—%	201,539	0.07%	—%	0.34%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
74

FINANCIAL HIGHLIGHTS: NVIT LOOMIS CORE BOND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)	Portfolio Turnover(b)(e)
Class I Shares
12/31/2025	$8.98	$0.38	$0.24	$0.62	$(0.32)	$—	$(0.32)	$9.28	6.88%	$54,331	0.58%	4.10%	0.58%	137.16%
12/31/2024	9.15	0.36	(0.23)	0.13	(0.30)	—	(0.30)	8.98	1.37%	15,120	0.59%	3.92%	0.59%	58.79%
12/31/2023	8.98	0.32	0.14	0.46	(0.29)	—	(0.29)	9.15	5.19%	16,062	0.59%	3.57%	0.59%	37.32%
12/31/2022	10.80	0.24	(1.82)	(1.58)	(0.23)	(0.01)	(0.24)	8.98	(14.69)%	17,682	0.59%	2.54%	0.59%	107.55%
12/31/2021	11.45	0.19	(0.30)	(0.11)	(0.22)	(0.32)	(0.54)	10.80	(1.03)%	19,294	0.59%	1.71%	0.59%	132.82%
Class II Shares
12/31/2025	8.95	0.36	0.23	0.59	(0.27)	—	(0.27)	9.27	6.56%	27,860	0.83%	3.89%	0.83%	137.16%
12/31/2024	9.12	0.34	(0.23)	0.11	(0.28)	—	(0.28)	8.95	1.12%	94,385	0.84%	3.67%	0.84%	58.79%
12/31/2023	8.94	0.30	0.14	0.44	(0.26)	—	(0.26)	9.12	5.05%	101,724	0.84%	3.33%	0.84%	37.32%
12/31/2022	10.76	0.22	(1.83)	(1.61)	(0.20)	(0.01)	(0.21)	8.94	(14.98)%	102,818	0.84%	2.26%	0.84%	107.55%
12/31/2021	11.41	0.16	(0.30)	(0.14)	(0.19)	(0.32)	(0.51)	10.76	(1.25)%	125,449	0.84%	1.45%	0.84%	132.82%
Class P Shares
12/31/2025(f)	9.00	0.35	0.23	0.58	(0.31)	—	(0.31)	9.27	6.45%	431,723	0.68%	3.98%	0.68%	137.16%
Class Y Shares
12/31/2025	8.97	0.40	0.23	0.63	(0.33)	—	(0.33)	9.27	7.03%	3,135,761	0.43%	4.25%	0.43%	137.16%
12/31/2024	9.14	0.37	(0.22)	0.15	(0.32)	—	(0.32)	8.97	1.53%	1,748,905	0.44%	4.07%	0.44%	58.79%
12/31/2023	8.97	0.34	0.13	0.47	(0.30)	—	(0.30)	9.14	5.36%	1,590,575	0.44%	3.75%	0.44%	37.32%
12/31/2022	10.79	0.26	(1.83)	(1.57)	(0.24)	(0.01)	(0.25)	8.97	(14.58)%	1,238,538	0.44%	2.69%	0.44%	107.55%
12/31/2021	11.44	0.21	(0.31)	(0.10)	(0.23)	(0.32)	(0.55)	10.79	(0.88)%	1,204,716	0.44%	1.85%	0.44%	132.82%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) For the period from January 22, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of January 21, 2025 through December 31, 2025.
75

FINANCIAL HIGHLIGHTS: NVIT LOOMIS SHORT TERM BOND FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions							Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$9.73	$0.44	$0.11	$0.55	$(0.43)	$—	$—	$(0.43)	$9.85	5.70%	$290,587	0.54%	4.46%	0.55%	194.73%
12/31/2024	9.65	0.47	0.05	0.52	(0.44)	—	—	(0.44)	9.73	5.35%	265,298	0.54%	4.72%	0.55%	248.47%
12/31/2023	9.47	0.39	0.17	0.56	(0.38)	—	—	(0.38)	9.65	5.95%	156,138	0.54%	4.03%	0.55%	209.72%
12/31/2022	10.26	0.20	(0.75)	(0.55)	(0.17)	—	(0.07)	(0.24)	9.47	(5.39)%	148,307	0.56%	1.99%	0.56%	80.96%
12/31/2021	10.43	0.10	(0.14)	(0.04)	(0.13)	—	—	(0.13)	10.26	(0.35)%(g)	192,608	0.54%	0.99%	0.54%	140.94%
Class II Shares
12/31/2025	9.69	0.42	0.10	0.52	(0.40)	—	—	(0.40)	9.81	5.43%	154,551	0.79%	4.22%	0.80%	194.73%
12/31/2024	9.61	0.44	0.05	0.49	(0.41)	—	—	(0.41)	9.69	5.06%	167,877	0.79%	4.48%	0.80%	248.47%
12/31/2023	9.43	0.36	0.17	0.53	(0.35)	—	—	(0.35)	9.61	5.69%	183,618	0.79%	3.75%	0.80%	209.72%
12/31/2022	10.22	0.17	(0.75)	(0.58)	(0.15)	—	(0.06)	(0.21)	9.43	(5.67)%	196,691	0.81%	1.77%	0.81%	80.96%
12/31/2021	10.39	0.08	(0.14)	(0.06)	(0.11)	—	—	(0.11)	10.22	(0.59)%	202,459	0.79%	0.74%	0.79%	140.94%
Class Y Shares
12/31/2025	9.73	0.46	0.12	0.58	(0.45)	—	—	(0.45)	9.86	5.95%	827,110	0.39%	4.61%	0.40%	194.73%
12/31/2024	9.65	0.48	0.05	0.53	(0.45)	—	—	(0.45)	9.73	5.49%	748,461	0.39%	4.88%	0.40%	248.47%
12/31/2023	9.47	0.40	0.17	0.57	(0.39)	—	—	(0.39)	9.65	6.11%	807,722	0.39%	4.17%	0.40%	209.72%
12/31/2022	10.27	0.21	(0.76)	(0.55)	(0.17)	—	(0.08)	(0.25)	9.47	(5.32)%	831,360	0.40%	2.10%	0.40%	80.96%
12/31/2021	10.44	0.12	(0.14)	(0.02)	(0.15)	—	—	(0.15)	10.27	(0.19)%	1,338,774	0.39%	1.14%	0.39%	140.94%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
76

FINANCIAL HIGHLIGHTS: NVIT STRATEGIC INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions							Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)	Portfolio Turnover(b)
Class I Shares
12/31/2025	$8.65	$0.56	$0.09	$0.65	$(0.30)	$—	$—	$(0.30)	$9.00	7.56%	$463,885	0.79%	6.30%	0.79%	284.63%
12/31/2024	8.36	0.59	0.27	0.86	(0.57)	—	—	(0.57)	8.65	10.34%	280,843	0.81%	6.75%	0.81%	276.07%
12/31/2023	8.61	0.59	0.13	0.72	(0.44)	(0.49)	(0.04)	(0.97)	8.36	8.70%	237,036	0.80%	6.71%	0.80%	66.00%
12/31/2022	9.15	0.45	(0.66)	(0.21)	(0.33)	—	—	(0.33)	8.61	(2.30)%	226,194	0.82%	5.08%	0.82%	73.91%
12/31/2021	9.20	0.40	0.08	0.48	(0.53)	—	—	(0.53)	9.15	5.24%	276,178	0.82%	4.23%	0.82%	89.90%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
77

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-CFX (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT Investor Destinations Aggressive Fund
Class II
Class P
NVIT Investor Destinations Moderately Aggressive Fund
Class II
Class P
NVIT Investor Destinations Capital Appreciation Fund
Class II
Class P
Class Z
NVIT Investor Destinations Moderate Fund
Class I
Class II
Class P
NVIT Investor Destinations Balanced Fund
Class I
Class II
Class P
NVIT Investor Destinations Moderately Conservative Fund
Class II
Class P
NVIT Investor Destinations Conservative Fund
Class II
Class P
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK

2	Fund Summaries
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund
43	How the Funds Invest
Objectives
Purpose of the NVIT Investor Destinations Funds
Principal Investment Strategies
About Asset Classes
The Underlying Funds
48	Risks of Investing in the Funds
56	Fund Management
58	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
63	Distributions and Taxes
64	Additional Information
65	Financial Highlights
73	Appendix
1

Fund Summary: NVIT Investor Destinations Aggressive Fund
Objective
The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.20%	0.05%
Acquired Fund Fees and Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	1.02%	0.87%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$104	$325	$563	$1,248
Class P Shares	89	278	482	1,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.61% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in
2

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for maximum growth of capital with an aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 61% of its net assets in U.S. stocks, approximately 33% in international (including emerging market) stocks, and approximately 6% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5)
the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts,
3

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take
4

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
5

Fund Summary: NVIT Investor Destinations Aggressive Fund (cont.)
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
9.47%
18.43%
-8.85%
23.73%
12.82%
15.50%
-18.89%
19.38%
12.63%
19.26%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	17.11%	–	2Q 2020
Lowest Quarter:	-20.81%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	19.26%	8.48%	9.50%
Class P Shares	19.52%	8.66%	9.66%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
6

Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund
Objective
The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses	1.00%	0.85%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$102	$318	$552	$1,225
Class P Shares	87	271	471	1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59.75% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying
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Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund (cont.)
Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 49% of its net assets in U.S. stocks, approximately 31% in international (including emerging markets) stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
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Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund (cont.)
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low
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Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund (cont.)
for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact
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Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund (cont.)
negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
8.48%
16.68%
-7.73%
21.83%
12.33%
13.63%
-18.28%
17.93%
11.21%
17.38%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	15.35%	–	2Q 2020
Lowest Quarter:	-18.23%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	17.38%	7.41%	8.61%
Class P Shares	17.62%	7.59%	8.79%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
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Fund Summary: NVIT Investor Destinations Moderately Aggressive Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
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Fund Summary: NVIT Investor Destinations Capital Appreciation Fund
Objective
The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares	Class Z Shares
Management Fees	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.19%	0.04%	0.16%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.97%	0.82%	0.94%
Fee Waiver/Expense Reimbursement(1)	(0.07)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.90%	0.82%	0.94%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.90% for Class II shares until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to Class II shares, including but not limited to advisory fees, 12b-1 fees, fees adopted pursuant to an administrative services plan and acquired fund fees and expenses. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$92	$302	$529	$1,183
Class P Shares	84	262	455	1,014
Class Z Shares	96	300	520	1,155
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.71% of the average value of its portfolio.
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Fund Summary: NVIT Investor Destinations Capital Appreciation Fund (cont.)
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 49% of its net assets in U.S. stocks, approximately 21% in international stocks (including emerging markets) and approximately 30% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
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Fund Summary: NVIT Investor Destinations Capital Appreciation Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an
15

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund (cont.)
Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a
16

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund (cont.)
put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
7.74%
14.81%
-6.47%
19.94%
11.62%
12.16%
-17.57%
16.38%
10.47%
15.70%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	13.52%	–	2Q 2020
Lowest Quarter:	-15.64%	–	1Q 2020
Class Z shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class Z shares is based on the previous performance of Class II shares. Performance for Class Z shares has not been adjusted to reflect that share class's lower expenses than those of the Fund's Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	15.70%	6.58%	7.85%
Class P Shares	15.88%	6.75%	8.02%
Class Z Shares	15.70%	6.58%	7.85%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
17

Fund Summary: NVIT Investor Destinations Capital Appreciation Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
18

Fund Summary: NVIT Investor Destinations Moderate Fund
Objective
The NVIT Investor Destinations Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses(1)	0.04%	0.19%	0.04%
Acquired Fund Fees and Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	0.57%	0.97%	0.82%
(1)
“Other Expenses” for Class I shares is based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$58	$183	$318	$714
Class II Shares	$99	$309	$536	$1,190
Class P Shares	$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.67% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take
19

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in bonds (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 40% of its net assets in U.S. stocks, approximately 21% in international stocks (including emerging markets) and approximately 39% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors,
20

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at
21

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
22

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
7.14%
12.93%
-5.68%
17.74%
10.34%
10.31%
-16.55%
14.72%
9.02%
14.42%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	11.65%	–	2Q 2020
Lowest Quarter:	-13.45%	–	1Q 2020
Class I shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class I shares is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class's lower expenses than those of the Fund's Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	14.42%	5.67%	6.92%
Class II Shares	14.42%	5.67%	6.92%
Class P Shares	14.68%	5.83%	7.09%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
23

Fund Summary: NVIT Investor Destinations Moderate Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
24

Fund Summary: NVIT Investor Destinations Balanced Fund
Objective
The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses(1)	0.04%	0.19%	0.04%
Acquired Fund Fees and Expenses	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	0.54%	0.94%	0.79%
(1)
“Other Expenses” for Class I shares is based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$55	$173	$302	$677
Class II Shares	$96	$300	$520	$1,155
Class P Shares	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.45% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take
25

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, and bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Under normal circumstances, the Balanced Fund invests at least 25% of its net assets in underlying funds that invest in senior fixed-income securities. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 36% of its net assets in U.S. stocks, approximately 16% in international (including emerging markets) stocks and approximately 48% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
26

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other
27

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's
28

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
6.30%
11.13%
-4.85%
15.34%
9.41%
8.24%
-14.99%
13.04%
7.79%
12.97%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	9.96%	–	2Q 2020
Lowest Quarter:	-11.21%	–	1Q 2020
Class I shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class I shares is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class's lower expenses than those of the Fund's Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	12.97%	4.84%	6.03%
Class II Shares	12.97%	4.84%	6.03%
Class P Shares	13.16%	5.00%	6.19%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
29

Fund Summary: NVIT Investor Destinations Balanced Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
30

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund
Objective
The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.36%	0.36%
Total Annual Fund Operating Expenses	0.93%	0.78%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$95	$296	$515	$1,143
Class P Shares	80	249	433	966
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.56% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying
31

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 58% of its net assets in bonds, approximately 27% in U.S. stocks, and approximately 15% in international (including emerging markets) stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political,
32

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an
Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in
33

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
34

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
5.70%
9.21%
-3.73%
13.48%
8.55%
6.71%
-14.39%
11.25%
6.09%
11.68%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	8.42%	–	2Q 2020
Lowest Quarter:	-9.08%	–	2Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	11.68%	3.78%	5.12%
Class P Shares	11.82%	3.94%	5.28%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt
35

Fund Summary: NVIT Investor Destinations Moderately Conservative Fund (cont.)
from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
36

Fund Summary: NVIT Investor Destinations Conservative Fund
Objective
The NVIT Investor Destinations Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class P Shares
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.20%	0.05%
Acquired Fund Fees and Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	0.92%	0.77%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$94	$293	$509	$1,131
Class P Shares	79	246	428	954
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65.77% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying
37

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, the Underlying Funds in which the Fund invests generally are diversified.
The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, and a relatively small portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of February 27, 2026, the Fund allocated approximately 77% of its net assets in bonds, approximately 16% in U.S. stocks and approximately 7% in international (including emerging markets) stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) Nationwide Fund Advisors' (the “Adviser”) evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the
Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the investment advisers or subadvisers to the Underlying Funds, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts,
38

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less
39

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover
40

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Bloomberg U.S. Aggregate Bond Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

15%
10%
5%
0%
-5%
-10%
-15%
4.26%
5.68%
-1.80%
9.53%
6.71%
2.75%
-12.19%
8.03%
3.82%
8.90%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.56%	–	4Q 2023
Lowest Quarter:	-6.45%	–	2Q 2022
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	8.90%	1.96%	3.37%
Class P Shares	8.99%	2.10%	3.53%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Christopher C. Graham	Chief Investment Officer	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments	Since 2017
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt
41

Fund Summary: NVIT Investor Destinations Conservative Fund (cont.)
from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
42

How the Funds Invest: NVIT Investor Destinations Funds
Objectives
The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.
The NVIT Investor Destinations Balanced Fund (“Balanced Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.
The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.
The NVIT Investor Destinations Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.
These investment objectives may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Purpose of the NVIT Investor Destinations Funds
The NVIT Investor Destinations Funds (“Funds” or “Investor Destinations Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across major asset classes—U.S. stocks, international stocks and bonds, as applicable. Each of the seven Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential for growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund-of-funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of Underlying Funds. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.
The Investor Destinations Funds are primarily designed:
●To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
●To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.
Although the Funds seek to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., Underlying Funds). However, each Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which each Fund invests are diversified.
Principal Investment Strategies
For each Investor Destinations Fund, Nationwide Fund Advisors (“NFA” or the “Adviser”) establishes an anticipated allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Investor Destinations Fund’s investment objective.
Shares of each Investor Destinations Fund are offered to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which contain certain guarantees. The Adviser and Nationwide Life are each wholly owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s allocations may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management– Investment Adviser” on page 56.
43

How the Funds Invest: NVIT Investor Destinations Funds (cont.)
Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategies, risk profile and historical performance. To the extent that it is appropriate or suitable for a Fund’s investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not be) one or more comparable unaffiliated Underlying Funds. The Adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.
* * * * * *
About Asset Classes
An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; and growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining these broad asset classes in different percentage combinations, each Investor Destinations Fund seeks to provide different levels of potential risk and rewards.
Set forth below are the asset classes in which each Investor Destinations Fund invests, as appropriate to its specific investment objective and risk profile:
U.S. Stocks
●Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $121.7 million to $4.4 trillion as of December 31, 2025.
●Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the S&P MidCap 400® Index, ranging from $ 472.8 million to $32.99 billion as of December 31, 2025.
●Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $21.8 billion as of December 31, 2025.
International Stocks – stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”). These may also include emerging market countries, which are developing and low- or middle-income countries such as those that are included in the MSCI Emerging Markets® Index. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, mortgage-backed securities or asset-backed securities. Bonds primarily include investment grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch).
The Underlying Funds
The Funds may invest in actively managed Underlying Funds. The Funds may also invest in index funds offered by the Trust, representing several asset classes. The index funds invest directly in equity securities, bonds or other securities with a goal of obtaining investment returns that closely track those of the relevant stock or bond index.
Set forth below are the Underlying Funds that are eligible, as of February 27, 2026, to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.
44

How the Funds Invest: NVIT Investor Destinations Funds (cont.)

ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks	NATIONWIDE LARGE CAP EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies.
NVIT S&P 500 INDEX FUND. This Underlying Fund seeks to track the S&P 500® Index, an index maintained by Standard & Poor’s that includes 500 U.S. large-cap companies.
NATIONWIDE FUNDAMENTAL
ALL CAP EQUITY PORTFOLIO.
This Underlying Fund seeks to
provide long-term capital growth
by outperforming the Russell
3000® Index over a full market
cycle while maintaining a similar
level of market risk as the Russell
3000® Index. It invests in equity
securities issued by companies of
any market capitalization,
including large-cap, mid-cap and
small-cap securities.

NVIT J.P. MORGAN U.S. EQUITY
FUND. This Underlying Fund seeks
a high level of total return from a
diversified portfolio of equity
securities by investing in equity
securities of large-capitalization
U.S. companies.

Mid-Cap Stocks	NVIT MID CAP INDEX FUND. This Underlying Fund seeks to track the S&P MidCap 400® Index, an index which includes 400 common stocks issued by U.S. mid-cap companies.
Small-Cap Stocks	NVIT SMALL CAP INDEX FUND. This Underlying Fund seeks to track the Russell 2000® Index, an index which includes 2000 common stocks issued by U.S. small-cap companies.
ASSET CLASS	UNDERLYING INVESTMENTS
International Stocks
NATIONWIDE INTERNATIONAL
EQUITY PORTFOLIO. This
Underlying Fund seeks long-term
growth of capital by taking long
and short positions in a broadly
diversified portfolio of equity
investments in non-
U.S. companies.

NVIT INTERNATIONAL INDEX
FUND. This Underlying Fund seeks
to track the MSCI Europe,
Australasia and Far East Index
(MSCI EAFE® Index), an index
which includes stocks of
companies located, or whose
stocks are traded on exchanges, in
developed countries overseas.

NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of emerging country issuers.
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND This Underlying Fund seeks long-term growth of capital by investing in equity investments in non- U.S. issuers.
NVIT FIDELITY INSTITUTIONAL
AM® EMERGING MARKETS FUND.
This Underlying Fund seeks long-
term capital growth by investing
primarily in equity securities of
companies located in emerging
market countries.

45

How the Funds Invest: NVIT Investor Destinations Funds (cont.)
ASSET CLASS	UNDERLYING INVESTMENTS
Bonds
NVIT BOND INDEX FUND. This
Underlying Fund seeks to track the
Bloomberg U.S. Aggregate Bond
Index, an index which includes a
broad-based mix of
U.S. investment grade bonds with
maturities greater than one year.

NATIONWIDE BOND PORTFOLIO.
This Underlying Fund seeks to
incrementally exceed the total
return of the Bloomberg
U.S. Aggregate Bond Index
(“Aggregate Bond Index”), before
the deduction of Fund expenses,
over a full market cycle. The
Aggregate Bond Index is a broad-
based market-weighted index that
measures U.S. dollar denominated
investment grade bonds of
different types with maturities
greater than one year.

NATIONWIDE INFLATION- PROTECTED SECURITIES FUND. This Underlying Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.
ASSET CLASS	UNDERLYING INVESTMENTS
Bonds	NATIONWIDE LOOMIS CORE BOND FUND. This Underlying Fund seeks total return by investing, under normal circumstances, at least 80% of its net assets in fixed-income securities.
NVIT LOOMIS CORE BOND FUND. This Underlying Fund seeks high current income by investing, under normal circumstances, at least 80% of its net assets in fixed- income securities.
NVIT LOOMIS SHORT TERM
BOND FUND. This Underlying
Fund seeks to provide a high level
of current income while
preserving capital and minimizing
fluctuations in share value by
investing primarily in
U.S. government securities,
mortgage- and asset-backed
securities, and corporate bonds
that are investment grade.

NATIONWIDE STRATEGIC
INCOME FUND. This Underlying
Fund seeks to provide a high level
of current income by employing a
flexible investment approach,
allocating across different types of
debt securities with few
limitations as to credit quality,
geography, maturity or sector.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds may invest as of February 27, 2026.
46

How the Funds Invest: NVIT Investor Destinations Funds (cont.)
The Adviser establishes an anticipated allocation among different asset classes appropriate for each Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.
The table below shows the approximate allocations for each Fund, stated as a percentage of the Fund’s net assets as of February 27, 2026. However, due to market value fluctuations or other factors, actual allocations may vary over time. In addition, the asset class allocations themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.
Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the allocations at any time and without notice. The Funds may also invest in other mutual funds or ETFs not identified in the Appendix, including unaffiliated mutual funds or ETFs that are chosen either to complement or replace the Underlying Funds.
Information concerning each Fund’s actual allocations to Underlying Funds will be available in each Fund’s Semiannual and Annual Report and on the Trust’s internet site (nationwide.com/mutualfundsnvit) from time to time.
	Aggressive Fund	Moderately Aggressive Fund	Capital Appreciation Fund	Moderate Fund	Balanced Fund	Moderately Conservative Fund	Conservative Fund
U.S. STOCKS[1]	61%	49%	49%	40%	36%	27%	16%
INTERNATIONAL STOCKS	33%	31%	21%	21%	16%	15%	7%
BONDS	6%	20%	30%	39%	48%	58%	77%
1 “U.S. Stocks” generally includes stocks of large-capitalization, mid-capitalization and small-capitalization companies with market capitalizations, in the aggregate, similar to companies in the Russell 3000® Index.
The Adviser is also the investment adviser of most Underlying Funds. Because an investor is investing indirectly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
47

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other mutual funds. These risks include the following:
●Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest. The Underlying Funds do not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
●Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance will be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
●Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.
●Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds are incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
●Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Funds' assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Funds and must act in the best interest of the Funds.
Exchange-traded funds risk – when a Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses. In addition, a Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). A Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Limited portfolio holdings risk – because a Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by a Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadviser(s), will not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's or an Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund or an Underlying Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics,
48

Risks of Investing in the Funds (cont.)
terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's or an Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's or an Underlying Fund's investments.
Risks Associated with U.S. and International Stocks
Equity securities risk – the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-capitalization stocks, or stocks within a particular industry.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Risks Associated with Fixed-Income Securities (Bonds)
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund or an Underlying invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's or an Underlying Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Underlying Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated
49

Risks of Investing in the Funds (cont.)
securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund or an Underlying Fund must rely entirely on the credit assessment of the Underlying Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated.
Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest
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Risks of Investing in the Funds (cont.)
rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Risks Associated with International Stocks and Bonds
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that an Underlying Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit an Underlying Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because an Underlying Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund or Underlying Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
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Risks of Investing in the Funds (cont.)
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund or an Underlying Fund invests a significant portion of its assets in a specific geographic region, a Fund or an Underlying Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund or an Underlying Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Additional Principal Risks that May Affect the Funds
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing a Fund’s or Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund or Underlying Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s or Underlying Fund’s losses and reducing a Fund’s or Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund or Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash of an amount based on an underlying asset,
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Risks of Investing in the Funds (cont.)
rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When an Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if an Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract could increase above the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If an Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract could decrease below the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When an Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by an Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over-the-counter options, the Underlying Fund will be exposed to credit risk with regard to parties with whom it trades and also bears the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing an Underlying Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, an Underlying Fund could sustain significant losses.
Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. Until equity swaps are designated for mandatory central clearing, the terms of an equity swap generally are privately negotiated by an Underlying Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to stock market risk of the underlying stock, group of stocks or stock index in addition to counterparty credit risk. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated.
Interest rate swaps – interest rate swaps allow parties to exchange their rights to receive payments on a security or other reference rate. The use of interest rate swaps involves the risk that an Underlying Fund’s subadviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Underlying Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Underlying Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and a Fund or Underlying Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations a Fund or Underlying Fund will sustain significant losses. Total return swaps also are subject to the risk that a Fund or Underlying Fund will not properly assess the cost of the underlying asset. If a Fund or Underlying Fund is the buyer of a total return swap, a Fund or Underlying Fund will lose money if the total return of the underlying asset is less than a Fund’s or Underlying Fund’s obligation to pay a fixed or floating rate of interest. If a Fund or Underlying Fund is the seller of a total return swap, a Fund or Underlying Fund will lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
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Risks of Investing in the Funds (cont.)
Leverage – leverage is created when an investment exposes a Fund or Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund or Underlying Fund and make a Fund’s or Underlying Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund’s or Underlying Fund’s investments. Further, the use of leverage typically requires a Fund or Underlying Fund to make margin payments, which might impair a Fund’s or Underlying Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund or Underlying Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to the regulation as a commodity pool operator under the CEA in its management of the Funds.
Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Underlying Funds that invest in fixed-income securities and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Short sales risk – a Fund will suffer a loss if an Underlying Fund take a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to a Fund A Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, a Fund is subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of a Fund. Short positions introduce more risk to a Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund and Underlying Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund’s or Underlying Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
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Risks of Investing in the Funds (cont.)
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
55

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates the Funds’ assets according to their respective allocation ranges for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.
The Investor Destinations Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Conflicts of interest thus may exist because Nationwide Life is affiliated with NFA and NFA’s allocation decisions with respect to the Investor Destinations Funds may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Insurance Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. NFA has developed an investment allocation process that seeks to ensure that the Investor Destinations Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Investor Destinations Funds’ shares. Further, NFA has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. NFA ultimately has sole responsibility for determining each Investor Destinations Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Investor Destinations Funds, NFA has a fiduciary duty to each Investor Destinations Fund and must act in each Investor Destinations Fund’s best interests.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Investor Destinations Aggressive Fund	0.13%
NVIT Investor Destinations Balanced Fund	0.13%
NVIT Investor Destinations Capital Appreciation Fund	0.12%
NVIT Investor Destinations Conservative Fund	0.13%
NVIT Investor Destinations Moderate Fund	0.13%
NVIT Investor Destinations Moderately Aggressive Fund	0.13%
NVIT Investor Destinations Moderately Conservative Fund	0.13%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) their respective asset class allocation ranges and (2) the allocations to each of their respective Underlying Funds. As Portfolio Managers, they are jointly responsible for overseeing diversified portfolios that invest across multiple asset classes through underlying funds. The role involves setting strategic and tactical asset allocation, selecting and monitoring managers, and managing risk.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company (“Nationwide Mutual”) in November 2004, building the external manager platform for long only, hedge fund and private equity investments for Nationwide’s general account and pension assets. He joined NFA in 2016.
Mr. Robinette is a Senior Investment Professional of Multi-Asset Investments for NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a portfolio of hedge funds and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Investment Professional of Multi-Asset Investments for NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund
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Fund Management (cont.)
manager selection and due diligence as well as portfolio risk management.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.
57

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds (including affiliated Underlying Funds) are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The
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Investing with Nationwide Funds (cont.)
prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which an Underlying Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank
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Investing with Nationwide Funds (cont.)
line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
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Investing with Nationwide Funds (cont.)
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II, Class P and Class Z shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II, Class P or Class Z shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares, Class P shares or Class Z shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I, Class II and Class Z shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I and Class II shares and 0.12% for Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be 0.15% for Class I and Class II shares of each Fund and 0.12% for Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
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Investing with Nationwide Funds (cont.)
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
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Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
63

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
64

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class I shares of the NVIT Investor Destinations Moderate Fund and NVIT Investor Destinations Balanced Fund and Class Z shares of the NVIT Investor Destinations Capital Appreciation Fund have not yet commenced operations as of the date of this Prospectus, no information is presented for these classes in the Financial Highlights.
65

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025	$11.50	$0.29	$1.92	$2.21	$—	$(0.21)	$(0.21)	$13.50	19.26%	$377,370	0.58%	2.34%	0.58%	58.61%
12/31/2024	10.21	0.12	1.17	1.29	—	—	—	11.50	12.63%	335,678	0.58%	1.05%	0.58%	65.50%
12/31/2023	8.65	0.07	1.60	1.67	—	(0.11)	(0.11)	10.21	19.38%	322,138	0.58%	0.71%	0.58%	32.02%
12/31/2022	14.81	0.08	(2.87)	(2.79)	—	(3.37)	(3.37)	8.65	(18.89)%	284,010	0.59%	0.67%	0.59%	21.13%
12/31/2021	13.05	0.43	1.59	2.02	(0.02)	(0.24)	(0.26)	14.81	15.50%	358,122	0.58%	2.99%	0.58%	61.15%
Class P Shares
12/31/2025	11.45	0.32	1.91	2.23	—	(0.21)	(0.21)	13.47	19.52%	68,219	0.43%	2.60%	0.43%	58.61%
12/31/2024	10.15	0.14	1.16	1.30	—	—	—	11.45	12.81%	55,732	0.43%	1.25%	0.43%	65.50%
12/31/2023	8.59	0.09	1.58	1.67	—	(0.11)	(0.11)	10.15	19.52%	48,034	0.43%	0.92%	0.43%	32.02%
12/31/2022	14.72	0.10	(2.86)	(2.76)	—	(3.37)	(3.37)	8.59	(18.77)%	37,279	0.44%	0.86%	0.44%	21.13%
12/31/2021	12.96	0.45	1.58	2.03	(0.03)	(0.24)	(0.27)	14.72	15.74%	40,988	0.43%	3.18%	0.43%	61.15%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
66

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025	$10.12	$0.30	$1.45	$1.75	$—	$(0.10)	$(0.10)	$11.77	17.38%	$902,466	0.57%	2.76%	0.57%	59.75%
12/31/2024	9.10	0.13	0.89	1.02	—	—	—	10.12	11.21%	862,310	0.57%	1.32%	0.57%	59.00%
12/31/2023	7.80	0.08	1.31	1.39	—	(0.09)	(0.09)	9.10	17.93%	879,263	0.57%	0.90%	0.57%	26.42%
12/31/2022	14.70	0.08	(2.75)	(2.67)	—	(4.23)	(4.23)	7.80	(18.28)%	827,408	0.57%	0.77%	0.57%	16.14%
12/31/2021	13.15	0.40	1.39	1.79	(0.02)	(0.22)	(0.24)	14.70	13.63%	1,099,938	0.57%	2.85%	0.57%	59.87%
Class P Shares
12/31/2025	10.04	0.33	1.43	1.76	—	(0.10)	(0.10)	11.70	17.62%	145,681	0.42%	3.05%	0.42%	59.75%
12/31/2024	9.01	0.15	0.88	1.03	—	—	—	10.04	11.43%	122,776	0.42%	1.55%	0.42%	59.00%
12/31/2023	7.71	0.09	1.30	1.39	—	(0.09)	(0.09)	9.01	18.14%	108,393	0.42%	1.12%	0.42%	26.42%
12/31/2022	14.58	0.11	(2.75)	(2.64)	—	(4.23)	(4.23)	7.71	(18.23)%	88,712	0.42%	0.98%	0.42%	16.14%
12/31/2021	13.04	0.44	1.36	1.80	(0.04)	(0.22)	(0.26)	14.58	13.84%	104,200	0.42%	3.14%	0.42%	59.87%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
67

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class II Shares
12/31/2025	$13.82	$0.47	$1.69	$2.16	$—	$(0.22)	$(0.22)	$15.76	15.70%	$1,445,732	0.56%	3.18%	0.57%	50.71%
12/31/2024	12.51	0.20	1.11	1.31	—	—	—	13.82	10.47%	1,036,149	0.57%	1.48%	0.57%	55.20%
12/31/2023	10.76	0.12	1.64	1.76	—	(0.01)	(0.01)	12.51	16.38%	1,105,475	0.57%	1.04%	0.57%	19.54%
12/31/2022	20.21	0.13	(3.65)	(3.52)	—	(5.93)	(5.93)	10.76	(17.57)%	1,078,510	0.57%	0.89%	0.57%	12.44%
12/31/2021	18.32	0.51	1.71	2.22	(0.03)	(0.30)	(0.33)	20.21	12.16%	1,467,723	0.57%	2.60%	0.57%	55.36%
Class P Shares
12/31/2025	13.79	0.41	1.77	2.18	—	(0.22)	(0.22)	15.75	15.88%	18,602	0.42%	2.80%	0.42%	50.71%
12/31/2024	12.46	0.22	1.11	1.33	—	—	—	13.79	10.67%	15,896	0.42%	1.62%	0.42%	55.20%
12/31/2023	10.70	0.14	1.63	1.77	—	(0.01)	(0.01)	12.46	16.56%	16,271	0.42%	1.25%	0.42%	19.54%
12/31/2022	20.12	0.16	(3.65)	(3.49)	—	(5.93)	(5.93)	10.70	(17.50)%	14,549	0.42%	1.09%	0.42%	12.44%
12/31/2021	18.24	0.59	1.66	2.25	(0.07)	(0.30)	(0.37)	20.12	12.38%	17,656	0.42%	3.01%	0.42%	55.36%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
68

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025	$9.43	$0.27	$1.09	$1.36	$—	$—	$—	$10.79	14.42%	$1,690,943	0.57%	2.73%	0.57%	58.67%
12/31/2024	8.65	0.16	0.62	0.78	—	—	—	9.43	9.02%	1,704,568	0.57%	1.78%	0.57%	51.63%
12/31/2023	7.54	0.11	1.00	1.11	—	—	—	8.65	14.72%	1,816,480	0.57%	1.31%	0.57%	18.91%
12/31/2022	13.14	0.10	(2.26)	(2.16)	—	(3.44)	(3.44)	7.54	(16.55)%	1,802,235	0.57%	1.01%	0.57%	12.51%
12/31/2021	12.07	0.33	0.91	1.24	(0.02)	(0.15)	(0.17)	13.14	10.31%	2,427,562	0.57%	2.61%	0.57%	50.07%
Class P Shares
12/31/2025	9.40	0.30	1.08	1.38	—	—	—	10.78	14.68%	57,407	0.42%	3.04%	0.42%	58.67%
12/31/2024	8.61	0.18	0.61	0.79	—	—	—	9.40	9.18%	50,303	0.42%	2.02%	0.42%	51.63%
12/31/2023	7.49	0.12	1.00	1.12	—	—	—	8.61	14.95%	45,615	0.42%	1.56%	0.42%	18.91%
12/31/2022	13.07	0.12	(2.26)	(2.14)	—	(3.44)	(3.44)	7.49	(16.49)%	39,031	0.42%	1.22%	0.42%	12.51%
12/31/2021	12.02	0.39	0.86	1.25	(0.05)	(0.15)	(0.20)	13.07	10.44%	45,364	0.42%	3.08%	0.42%	50.07%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
69

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS BALANCED FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025	$14.11	$0.40	$1.43	$1.83	$—	$—	$—	$15.94	12.97%	$1,039,308	0.57%	2.69%	0.57%	58.45%
12/31/2024	13.09	0.28	0.74	1.02	—	—	—	14.11	7.79%	1,082,290	0.57%	2.02%	0.57%	46.21%
12/31/2023	11.58	0.20	1.31	1.51	—	—	—	13.09	13.04%	1,201,305	0.57%	1.60%	0.57%	16.90%
12/31/2022	17.34	0.17	(2.75)	(2.58)	—	(3.18)	(3.18)	11.58	(14.99)%	1,205,067	0.57%	1.19%	0.57%	13.14%
12/31/2021	16.20	0.38	0.95	1.33	(0.03)	(0.16)	(0.19)	17.34	8.24%	1,567,915	0.57%	2.26%	0.57%	41.04%
Class P Shares
12/31/2025	14.13	0.45	1.41	1.86	—	—	—	15.99	13.16%	11,593	0.42%	3.00%	0.42%	58.45%
12/31/2024	13.09	0.30	0.74	1.04	—	—	—	14.13	7.95%	10,820	0.42%	2.21%	0.42%	46.21%
12/31/2023	11.57	0.22	1.30	1.52	—	—	—	13.09	13.14%	10,977	0.42%	1.82%	0.42%	16.90%
12/31/2022	17.30	0.20	(2.75)	(2.55)	—	(3.18)	(3.18)	11.57	(14.84)%	10,818	0.42%	1.41%	0.42%	13.14%
12/31/2021	16.16	0.43	0.93	1.36	(0.06)	(0.16)	(0.22)	17.30	8.45%	12,255	0.42%	2.51%	0.42%	41.04%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
70

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025	$9.76	$0.31	$0.83	$1.14	$—	$—	$—	$10.90	11.68%	$482,432	0.57%	3.05%	0.57%	61.56%
12/31/2024	9.20	0.22	0.34	0.56	—	—	—	9.76	6.09%	499,472	0.57%	2.32%	0.57%	40.85%
12/31/2023	8.27	0.16	0.77	0.93	—	—	—	9.20	11.25%	548,239	0.57%	1.88%	0.57%	14.63%
12/31/2022	11.88	0.14	(1.84)	(1.70)	—	(1.91)	(1.91)	8.27	(14.39)%	574,999	0.58%	1.42%	0.58%	13.53%
12/31/2021	11.25	0.26	0.49	0.75	(0.02)	(0.10)	(0.12)	11.88	6.71%	771,094	0.58%	2.24%	0.58%	34.00%
Class P Shares
12/31/2025	9.73	0.35	0.80	1.15	—	—	—	10.88	11.82%	3,559	0.42%	3.42%	0.42%	61.56%
12/31/2024	9.15	0.25	0.33	0.58	—	—	—	9.73	6.34%	3,138	0.42%	2.62%	0.42%	40.85%
12/31/2023	8.21	0.18	0.76	0.94	—	—	—	9.15	11.45%	2,908	0.42%	2.11%	0.42%	14.63%
12/31/2022	11.80	0.17	(1.85)	(1.68)	—	(1.91)	(1.91)	8.21	(14.34)%	2,709	0.43%	1.68%	0.43%	13.53%
12/31/2021	11.18	0.28	0.49	0.77	(0.05)	(0.10)	(0.15)	11.80	6.87%	2,985	0.43%	2.45%	0.43%	34.00%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
71

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025	$9.78	$0.34	$0.53	$0.87	$—	$—	$—	$10.65	8.90%	$420,012	0.58%	3.31%	0.58%	65.77%
12/31/2024	9.42	0.27	0.09	0.36	—	—	—	9.78	3.82%	439,731	0.57%	2.85%	0.57%	36.09%
12/31/2023	8.72	0.22	0.48	0.70	—	—	—	9.42	8.03%	499,205	0.58%	2.44%	0.58%	14.13%
12/31/2022	10.74	0.16	(1.46)	(1.30)	—	(0.72)	(0.72)	8.72	(12.19)%	542,037	0.58%	1.69%	0.58%	17.41%
12/31/2021	10.54	0.20	0.09	0.29	(0.02)	(0.07)	(0.09)	10.74	2.75%	698,366	0.58%	1.86%	0.58%	25.65%
Class P Shares
12/31/2025	9.79	0.37	0.51	0.88	—	—	—	10.67	8.99%	4,598	0.43%	3.60%	0.43%	65.77%
12/31/2024	9.41	0.30	0.08	0.38	—	—	—	9.79	4.04%	4,257	0.42%	3.10%	0.42%	36.09%
12/31/2023	8.70	0.25	0.46	0.71	—	—	—	9.41	8.16%	4,184	0.43%	2.79%	0.43%	14.13%
12/31/2022	10.70	0.18	(1.46)	(1.28)	—	(0.72)	(0.72)	8.70	(12.04)%	3,506	0.43%	1.84%	0.43%	17.41%
12/31/2021	10.51	0.21	0.09	0.30	(0.04)	(0.07)	(0.11)	10.70	2.85%	4,493	0.43%	2.02%	0.43%	25.65%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
72

Appendix
Additional Information about the Underlying Funds
Following are descriptions of the affiliated Underlying Funds in which the Funds may invest as of February 27, 2026. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds, including exchange-traded funds, in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
U.S. Stocks
NATIONWIDE LARGE CAP EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in U.S. companies. The Fund will target approximately 30% of its equity exposure in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s equity exposure will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.
NVIT S&P 500 INDEX FUND seeks long-term capital appreciation by employing a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P 500® Index before the deduction of Fund expenses. The S&P 500® Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500® Index.
NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO seeks to outperform the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. The Fund invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities.
NVIT MID CAP INDEX FUND seeks capital appreciation by employing a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P MidCap 400® Index before the deduction of Fund expenses. The S&P MidCap 400® Index includes approximately 400 stocks of medium-sized U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400® Index.
NVIT SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses by employing a “passive” management, or indexing, approach. The Russell 2000® Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000® Index.
NVIT J.P. MORGAN U.S. EQUITY FUND seeks a high level of total return from a diversified portfolio of equity securities by investing in equity securities of large-capitalization U.S. companies. For these purposes, large-capitalization U.S. companies are those with market capitalizations similar to those of companies included in the S&P 500® Index and whose stocks trade on the New York Stock Exchange or NASDAQ. The Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposures from its cash positions. The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
International Stocks
NATIONWIDE INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in non-U.S. companies. The Fund will target approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) at the time of rebalance and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.
NVIT INTERNATIONAL INDEX FUND seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses by employing a “passive”
73

Appendix (cont.)
management, or indexing, approach. The MSCI EAFE® Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index.
NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in emerging country issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among emerging market countries as determined by the subadviser. Under normal circumstances, the Fund maintains investments in at least six emerging market countries.
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in non-U.S. issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among countries as determined by the subadviser. The Fund intends to have investments economically tied to at least three countries, not including the United States, and may invest in securities economically tied to emerging market countries.
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers in emerging markets and other investments that are tied economically to emerging markets. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.
Bonds
NVIT BOND INDEX FUND seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses by employing a “passive” management, or indexing, approach. The Aggregate Bond Index represents a wide spectrum of public, investment grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed income securities that are included in or correlated with the Aggregate Bond Index.
NATIONWIDE BOND PORTFOLIO seeks to incrementally exceed the total return of the Bloomberg U.S. Aggregate Bond Index (“Aggregate Bond Index”), before the deduction of Fund expenses, over a full market cycle. The Aggregate Bond Index is a broad-based market-weighted index that measures U.S. dollar denominated investment grade bonds of different types with maturities greater than one year. The fixed-income securities in which the Fund invests include corporate bonds issued by U.S. and foreign companies, debt securities issued and/or guaranteed as to principal and interest by the U.S. government, its agencies, or U.S. government-sponsored enterprises or instrumentalities, asset-backed securities, mortgage-backed securities and debt securities issued by foreign governments and their agencies. The Fund invests in fixed-income securities that are investment grade at the time of purchase. Although the Fund may invest in debt securities of any maturity or duration, the Fund's target duration range under normal interest rate conditions is expected to approximate that of the Aggregate Bond Index plus or minus one year.
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. Most of these securities are Treasury Inflation Protected Securities, which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, this Underlying Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Fund also may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. In selecting securities, the subadviser typically maintains a dollar-weighted average portfolio maturity that is up to one year greater than or less than the dollar-weighted average portfolio maturity of the Bloomberg U.S. TIPS Index. As of December 31, 2025, the dollar-weighted average portfolio maturity of the Bloomberg U.S. TIPS Index was 4.64 years, although this can change or fluctuate over time.
NVIT LOOMIS CORE BOND FUND or NATIONWIDE LOOMIS CORE BOND FUND invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund invests primarily in bonds (or fixed-income securities) that are U.S. government securities, investment grade corporate bonds issued by U.S. or foreign companies, mortgage-backed securities, or asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg
74

Appendix (cont.)
U.S. Aggregate Bond Index, but may deviate from this average duration when circumstances warrant.
NVIT LOOMIS SHORT TERM BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund invests primarily in bonds (or fixed-income securities) that are U.S. government securities, investment grade corporate bonds issued by U.S. or foreign companies, mortgage-backed securities or asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index, but may deviate from this average duration when the subadviser believes it to be appropriate in light of the Fund's investment objective.
NATIONWIDE STRATEGIC INCOME FUND employs a flexible investment approach, allocating across different types of fixed-income securities with few limitations as to credit quality, geography, maturity or sector, with the goal of achieving a high level of current income. The Fund may invest a substantial portion of its portfolio in high-yield bonds (i.e., “junk bonds”) and other securities that are lower-rated. The Fund also may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds and debentures, asset-backed securities, mortgage-backed securities (including collateralized mortgage obligations) and convertible bonds. The Fund may invest in corporate loans. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in emerging market securities. Many foreign securities are denominated in currencies other than the U.S. dollar. The Fund’s subadviser does not manage the Fund to any index or benchmark, a strategy that is designed to provide exposure to those areas of the fixed-income market that the subadviser anticipates will provide value. In managing the Fund, the subadviser considers fundamental market factors such as yield and credit quality differences among bonds, as well as demand and supply trends. The subadviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.
The SAI contains more information about the Funds’ investments and strategies and can be requested using the telephone number on the back of this Prospectus.
75

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
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The Trust’s Investment Company Act File No.: 811-03213
NPR-ID (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT Bond Index Fund
Class I
Class II
Class Y
NVIT International Index Fund
Class I
Class II
Class VIII
Class Y
NVIT Mid Cap Index Fund
Class I
Class II
Class Y
NVIT Nasdaq-100 Index Fund
Class I
Class II
NVIT S&P 500 Index Fund
Class I
Class II
Class IV
Class Y
NVIT Small Cap Index Fund
Class II
Class Y
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
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2	Fund Summaries
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT Nasdaq-100 Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
21	How the Funds Invest
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT Nasdaq-100 Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
28	Risks of Investing in the Funds
34	Fund Management
36	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
41	Distributions and Taxes
42	Additional Information
43	Financial Highlights
1

Fund Summary: NVIT Bond Index Fund
Objective
The NVIT Bond Index Fund seeks to match the performance of the Bloomberg U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.18%	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.21%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.39%	0.64%	0.24%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$40	$125	$219	$493
Class II Shares	65	205	357	798
Class Y Shares	25	77	135	306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 73.41% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment grade, debt securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities (collectively “bonds”). Some of these securities may be purchased with delayed delivery. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds that are included in or correlated with the Aggregate Bond Index. The Fund does not necessarily Invest in all of the bonds in the index, or in the same weightings. The Fund may invest in bonds not included in the Aggregate Bond Index which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Aggregate Bond Index. The Fund also may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks in the index. In addition, the Fund may have a higher portfolio turnover rate than that of other “index” funds.
2

Fund Summary: NVIT Bond Index Fund (cont.)
The Fund intends to be diversified in approximately the same proportion as the Aggregate Bond Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Aggregate Bond Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Aggregate Bond Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.
This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States.
3

Fund Summary: NVIT Bond Index Fund (cont.)
Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Nondiversified fund risk – in seeking to track the Aggregate Bond Index Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the Aggregate Bond Index Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
2.40%
3.33%
-0.31%
8.62%
7.33%
-1.93%
-13.23%
5.38%
1.14%
7.06%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.60%	–	4Q 2023
Lowest Quarter:	-5.88%	–	1Q 2022
The Fund has not commenced offering Class II shares as of the date of this Prospectus. Pre-inception historical performance for Class II shares is based on the previous performance of Class Y shares. Performance for Class II shares has been adjusted to reflect this share class’s higher expenses than those of Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	6.80%	-0.75%	1.63%
Class II Shares	6.64%	-0.98%	1.39%
Class Y Shares	7.06%	-0.59%	1.79%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
4

Fund Summary: NVIT Bond Index Fund (cont.)
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
James Mauro	Managing Director and Portfolio Manager	Since 2021
Jonathan Graves	Managing Director and Portfolio Manager	Since 2025
Marcus Tom	Director and Portfolio Manager	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
5

Fund Summary: NVIT International Index Fund
Objective
The NVIT International Index Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class VIII Shares	Class Y Shares
Management Fees	0.24%	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.40%	None
Other Expenses	0.23%	0.21%	0.23%	0.08%
Total Annual Fund Operating Expenses	0.47%	0.70%	0.87%	0.32%
Fee Waiver/Expense Reimbursement(1)	None	None	(0.05)%	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.47%	0.70%	0.82%	0.32%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fees for Class VIII shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$48	$151	$263	$591
Class II Shares	72	224	390	871
Class VIII Shares	84	273	477	1,068
Class Y Shares	33	103	180	406
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.98% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. The MSCI EAFE® Index includes equity securities of large- and mid-cap companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of securities of companies included in the MSCI EAFE® Index. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE® Index. The Fund may not, however, invest in all the companies within a country represented in the MSCI EAFE® Index, or in the same weightings as in the MSCI EAFE® Index.
6

Fund Summary: NVIT International Index Fund (cont.)
The Fund intends to be diversified in approximately the same proportion as the MSCI EAFE® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the MSCI EAFE® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the MSCI EAFE® Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it will be more susceptible to the financial, market or economic events affecting the particular issuers in which it invests than funds that do not emphasize particular countries or sectors.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Nondiversified fund risk – in seeking to track the MSCI EAFE® Index Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the MSCI EAFE® Index Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not
7

Fund Summary: NVIT International Index Fund (cont.)
include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

40%
30%
20%
10%
0%
-10%
-20%
0.75%
24.56%
-13.90%
21.42%
7.34%
10.53%
-14.51%
17.31%
2.89%
30.38%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	18.14%	–	4Q 2022
Lowest Quarter:	-22.75%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	30.64%	8.51%	7.91%
Class II Shares	30.38%	8.26%	7.67%
Class VIII Shares	30.28%	8.12%	7.50%
Class Y Shares	30.94%	8.68%	8.07%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	31.22%	8.92%	8.18%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019
Peter Sietsema	Managing Director	Since 2023
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
8

Fund Summary: NVIT Mid Cap Index Fund
Objective
The NVIT Mid Cap Index Fund seeks capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.21%	0.21%	0.21%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.20%	0.20%	0.05%
Total Annual Fund Operating Expenses	0.41%	0.66%	0.26%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$42	$132	$230	$518
Class II Shares	67	211	368	822
Class Y Shares	27	84	146	331
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.61% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400® Index”) before the deduction of Fund expenses. The S&P MidCap 400® Index includes equity securities of approximately 400 mid-cap U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P MidCap 400® Index. The Fund does not necessarily invest in all of the securities included in the S&P MidCap 400® Index or in the same weightings.
The Fund intends to be diversified in approximately the same proportion as the S&P MidCap 400® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P MidCap 400® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P MidCap 400® Index.
9

Fund Summary: NVIT Mid Cap Index Fund (cont.)
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Nondiversified fund risk – in seeking to track the S&P MidCap 400® Index Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the S&P MidCap 400® Index Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
10

Fund Summary: NVIT Mid Cap Index Fund (cont.)
Annual Total Returns– Class I Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
20.29%
15.78%
-11.38%
25.65%
13.11%
24.26%
-13.40%
16.06%
13.49%
7.05%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	24.32%	–	4Q 2020
Lowest Quarter:	-29.84%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	7.05%	8.70%	10.28%
Class II Shares	6.82%	8.47%	10.06%
Class Y Shares	7.27%	8.87%	10.46%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
S&P MidCap 400® Index (reflects no deduction for fees or expenses)	7.50%	9.12%	10.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019
Peter Sietsema	Managing Director	Since 2023
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
11

Fund Summary: NVIT Nasdaq-100 Index Fund
Objective
The NVIT Nasdaq-100 Index Fund (the “Fund”) seeks to match the performance of the Nasdaq-100® Index as closely as possible before the deduction of Fund expenses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.17%	0.17%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	0.61%	0.86%
Fee Waiver/Expense Reimbursement(1)	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.47%	0.72%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.22% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$48	$181	$326	$749
Class II Shares	74	260	463	1,048
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period April 15, 2025 (commencement of operations) through December 31, 2025, the Fund’s portfolio turnover rate was 50.00% of the average value of its portfolio.
12

Fund Summary: NVIT Nasdaq-100 Index Fund (cont.)
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Nasdaq-100® Index before the deduction of Fund expenses. The Nasdaq-100® Index is a stock market index made up of equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock exchange. Some of these companies may be located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the Nasdaq-100® Index. The Fund does not necessarily invest in all of the securities included in the Nasdaq-100® Index, or in the same weightings. Because the Nasdaq-100® Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Concentration risk – the risk associated with exposure to any one industry or sector. Because the technology sector constitutes a large percentage of the Nasdaq-100® Index, the Fund focuses its investments (i.e., invests more than 25% of its total assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund is new and did not complete one full calendar year of operations.
The Fund’s broad-based securities market index is the
13

Fund Summary: NVIT Nasdaq-100 Index Fund (cont.)
Russell 1000® Index in order to meet a Securities and Exchange Commission requirement. The Fund also compares its performance to the Nasdaq-100® Index, which has characteristics relevant to the Fund’s investment strategy.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2025
Peter Sietsema	Managing Director	Since 2025
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
14

Fund Summary: NVIT S&P 500 Index Fund
Objective
The NVIT S&P 500 Index Fund seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Management Fees	0.11%	0.11%	0.11%	0.11%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.20%	0.20%	0.15%	0.05%
Total Annual Fund Operating Expenses	0.31%	0.56%	0.26%	0.16%
Fee Waiver/Expense Reimbursement(1)	(0.07)%	(0.07)%	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.24%	0.49%	0.26%	0.16%
(1)
Under the Fund Administrative Services Agreement between Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Financial Services, Inc. (“NFS”), NFS is entitled to receive an administrative services fee of 0.15% with respect to Class I and Class II shares of the Fund. NFS has entered into a written contract with the Trust pursuant to which NFS will waive 0.07% of the administrative services fee charged to Class I and Class II shares through April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$25	$93	$167	$386
Class II Shares	50	172	306	695
Class IV Shares	27	84	146	331
Class Y Shares	16	52	90	205
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.72% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500® Index”) before the deduction of Fund expenses. The S&P 500® Index includes equity securities of approximately 500 large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P 500® Index. The Fund does not necessarily invest in all of the securities included in the S&P 500® Index or in the same weightings.
15

Fund Summary: NVIT S&P 500 Index Fund (cont.)
The Fund intends to be diversified in approximately the same proportion as the S&P 500® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Nondiversified fund risk – in seeking to track the S&P 500 Index Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the S&P 500 Index Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
16

Fund Summary: NVIT S&P 500 Index Fund (cont.)
Annual Total Returns– Class IV Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
11.59%
21.53%
-4.64%
31.19%
18.12%
28.36%
-18.32%
25.99%
24.63%
17.59%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	20.49%	–	2Q 2020
Lowest Quarter:	-19.66%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	17.60%	14.15%	14.54%
Class II Shares	17.35%	13.87%	14.26%
Class IV Shares	17.59%	14.12%	14.52%
Class Y Shares	17.70%	14.25%	14.64%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019
Peter Sietsema	Managing Director	Since 2023
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
17

Fund Summary: NVIT Small Cap Index Fund
Objective
The NVIT Small Cap Index Fund seeks to match the performance of the Russell 2000® Index (“Russell 2000 Index”) as closely as possible before the deduction of Fund expenses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.06%
Total Annual Fund Operating Expenses	0.65%	0.25%
Fee Waiver/Expense Reimbursement(1)	(0.07)%	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.58%	0.25%
(1)
Under the Fund Administrative Services Agreement between Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Financial Services, Inc. (“NFS”), NFS is entitled to receive an administrative services fee of 0.15% with respect to Class II shares of the Fund. NFS has entered into a written contract with the Trust pursuant to which NFS will waive 0.07% of the administrative services fee charged to Class II shares through April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$59	$201	$355	$804
Class Y Shares	26	80	141	318
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.08% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. The Russell 2000 Index is composed of equity securities of approximately 2,000 smaller U.S. companies in a wide range of businesses. To the extent that the Russell 2000 Index emphasizes certain sectors, the Fund will likely similarly emphasize any such sectors. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of securities of companies included in the Russell 2000 Index. The Fund does not necessarily invest in all of the securities included in the Russell 2000 Index or in the same weightings.
18

Fund Summary: NVIT Small Cap Index Fund (cont.)
The Fund intends to be diversified in approximately the same proportion as the Russell 2000® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Russell 2000® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Russell 2000® Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Small-cap risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index is likely to be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Nondiversified fund risk – in seeking to track the Russell 2000 Index Index, the Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the Russell 2000 Index Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The
19

Fund Summary: NVIT Small Cap Index Fund (cont.)
returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
21.22%
14.56%
-11.09%
25.40%
19.71%
14.54%
-20.46%
16.69%
11.35%
12.54%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	31.24%	–	4Q 2020
Lowest Quarter:	-30.86%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	12.14%	5.54%	9.10%
Class Y Shares	12.54%	5.91%	9.46%
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	13.15%	14.29%
Russell 2000® Index (reflects no deduction for fees or expenses)	12.81%	6.09%	9.62%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019
Peter Sietsema	Managing Director	Since 2023
Matt Waldron, CFA	Managing Director	Since 2025
Steven White	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
20

How The Funds Invest: NVIT Bond Index Fund
Objective
The NVIT Bond Index Fund seeks to match the performance of the Bloomberg U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses. This objective may be changed by Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the Aggregate Bond Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Aggregate Bond Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds that are included in or correlated with the Aggregate Bond Index. The Aggregate Bond Index is composed primarily of U.S. dollar-denominated investment grade bonds of different types, including:
●corporate bonds issued by U.S. and foreign companies;
●U.S. government securities;
●mortgage-backed securities;
●securities of foreign governments and their agencies and
●securities of supranational entities, such as the World Bank.
The Fund does not necessarily invest in all of the securities included in the Index, or in the same weightings. The Fund may invest in bonds not included in the Aggregate Bond Index, which are selected to reflect characteristics such as maturity, duration, or credit quality similar to the Aggregate Bond Index. The Fund also may trade securities in segments of the portfolio to the extent necessary to closely mirror the duration of corresponding segments of the Aggregate Bond Index. As a result, the Fund may have different levels of interest rate, credit or prepayment risks from the levels of risks of the Aggregate Bond Index. Because the Fund may engage in active and frequent trading of portfolio securities, the Fund may have a higher portfolio turnover rate than that of other “index” funds.
The Fund usually invests a substantial portion of its assets in mortgage-backed securities, which may be either pass-through securities or collateralized mortgage obligations. The Fund may purchase securities on a when-issued basis, and it may also purchase or sell securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future, enabling the Fund to lock in a favorable yield and price.
Foreign government and corporate bonds included in the Aggregate Bond Index are denominated in U.S. dollars. All debt securities purchased are determined to be investment grade by a rating agency at the time of investment. The subadviser monitors any subsequent rating downgrade of a security to consider what action, if any, should be taken. Downgraded securities are not required to be sold.
The Aggregate Bond Index is a market-weighted index comprising approximately 8,200 U.S. dollar-denominated investment grade bonds with maturities greater than one year. Bloomberg selects bonds for the Aggregate Bond Index based on its criteria for the Index and does not evaluate whether any particular bond is an attractive investment. Bloomberg may periodically update the Aggregate Bond Index, at which time there may be substantial changes in the composition of the Index. These composition changes may result in significant turnover in the Fund’s portfolio as the Fund attempts to mirror the changes. Individuals cannot invest directly in an index.
The Fund intends to be diversified in approximately the same proportion as the Aggregate Bond Index is diversified. The Fund may become “nondiversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Aggregate Bond Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Aggregate Bond Index.
Key Terms:
Bonds – debt securities and other fixed-income securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Maturity – the date on which the principal amount of a security is required to be paid to investors.
21

How The Funds Invest: NVIT Bond Index Fund (cont.)
Mortgage-backed securities – debt securities that give
the holder the right to receive a portion of principal
and/or interest payments made on a pool of residential
or commercial mortgage loans, which in some cases are
guaranteed by government agencies.

U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CREDIT RISK, DELAYED-DELIVERY RISK, FOREIGN SECURITIES RISK, INDEX FUND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISKS, NONDIVERSIFIED FUND RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 28.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
22

How the Funds Invest: NVIT International Index Fund
Objective
The NVIT International Index Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the MSCI EAFE® Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of securities of companies included in the MSCI EAFE® Index.
The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE® Index. The Fund may not, however, invest in all of the companies within a country represented in the MSCI EAFE® Index, or in the same weightings as in the MSCI EAFE® Index. The Fund’s subadviser chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the MSCI EAFE® Index as a whole.
The MSCI EAFE® Index is composed of equity securities of large- and mid-cap companies (i.e., those with market capitalizations that ranged from $2.6 billion to $420 billion as of December 31, 2025) from various industries whose primary trading markets are in developed markets outside the United States. Companies included in the MSCI EAFE® Index are selected from among the larger capitalization companies in these markets. The countries currently included in the MSCI EAFE® Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The country weightings are based on each country’s relative market capitalization, and not its gross domestic product, which means that countries with larger capital markets (such as Japan and the United Kingdom) will have the greatest effect on the Index’s performance. Individuals cannot invest directly in an index.
The Fund intends to be diversified in approximately the same proportion as the MSCI EAFE® Index is diversified. The Fund may become “nondiversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the MSCI EAFE® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the MSCI EAFE® Index.
MSCI chooses the stocks in the MSCI EAFE® Index based on factors including, among others, market capitalization, trading activity and the overall mix of industries represented in the Index. The MSCI EAFE® Index generally is considered to broadly represent the performance of stocks traded in developed international markets. Inclusion of a stock in the MSCI EAFE® Index does not mean that MSCI believes the stock to be an attractive investment. MSCI may periodically update the MSCI EAFE® Index, at which time there may be substantial changes in the composition of the Index.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to COUNTRY OR SECTOR RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, INDEX FUND RISK, MARKET RISK, MID-CAP RISK, NONDIVERSIFIED FUND RISK, REDEMPTIONS RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 28.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
23

How The Funds Invest: NVIT Mid Cap Index Fund
Objective
The NVIT Mid Cap Index Fund seeks capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”) before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P MidCap 400 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P MidCap 400 Index.
The Fund does not necessarily invest in all of the securities in the S&P MidCap 400 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P MidCap 400 Index as a whole. As of December 31, 2025, the market capitalizations of companies in the S&P MidCap 400 Index ranged from $472.8 million to $32.99 billion.
The Fund intends to be diversified in approximately the same proportion as the S&P MidCap 400 Index is diversified. The Fund may become “nondiversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P MidCap 400 Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P MidCap 400 Index.
The S&P MidCap 400 Index is composed of equity securities of approximately 400 U.S. mid-capitalization companies in a wide range of businesses and generally is considered to broadly represent the performance of publicly traded U.S. mid-capitalization stocks. The S&P MidCap 400 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Standard & Poor’s selects stocks for the S&P MidCap 400 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P MidCap 400 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK, MARKET RISK, MID-CAP RISK, NONDIVERSIFIED FUND RISK, REDEMPTIONS RISK, SECTOR RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 28.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
24

How the Funds Invest: NVIT Nasdaq-100 Index Fund
Objective
The NVIT Nasdaq-100 Index Fund seeks to match the performance of the Nasdaq-100® Index as closely as possible before the deduction of Fund expenses. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Nasdaq-100® Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Nasdaq-100® Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the Nasdaq-100® Index.
The Fund does not necessarily invest in all of the securities included in the Nasdaq-100® Index, or in the same weightings. The subadviser chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Nasdaq-100® Index as a whole.
The Nasdaq-100® Index is a stock market index made up of equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock exchange. Some of these companies may be located outside the United States. The Fund may achieve its exposure to non-U.S. securities either directly or through depositary receipts, such as American Depositary Receipts (ADRs). The Nasdaq-100® Index is a modified capitalization-weighted index, in which the weights of the constituent issuers are based on their market capitalization, with certain rules capping the influence of the largest components. The largest component of the Nasdaq-100® Index consists of companies in the technology sector, such as software, hardware, communications and other information technology industries. However, the Nasdaq-100® Index also includes companies in numerous other industries, such as consumer discretionary and consumer staples, industrials and health care.
Because the Nasdaq-100® Index includes securities from several technology industries, the Fund is permitted to invest more than 25% of its net assets in securities of companies in the technology sector. Inclusion of a stock in the Nasdaq-100® Index does not mean that Nasdaq believes the stock to be an attractive investment. The Nasdaq-100® Index is updated once annually. Individuals cannot invest directly in an index.
The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
In addition, the Fund is subject to CONCENTRATION RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, INDEX FUND RISK, MARKET RISK, NON-DIVERSIFICATION FUND RISK, SECTOR RISK, and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 28.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
25

How The Funds Invest: NVIT S&P 500 Index Fund
Objective
The NVIT S&P 500 Index Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the S&P 500 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P 500 Index.
The Fund does not necessarily invest in all of the securities included in the S&P 500 Index, or in the same weightings. The Fund’s portfolio manager chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the S&P 500 Index as a whole. As of December 31, 2025, the market capitalizations of companies in the S&P 500 Index ranged from $3.7 billion to $4.5 trillion.
The S&P 500 Index is composed of equity securities of approximately 500 companies selected by Standard & Poor’s, most of which are listed on the New York Stock Exchange or NASDAQ. The S&P 500 Index is generally considered to broadly represent the performance of publicly traded U.S. large capitalization stocks, although a small part of the S&P 500 Index is made up of foreign companies that have a large U.S. presence. The S&P 500 Index is a market-weighted index, which means that the stocks of the largest companies in the Index have the greatest effect on its performance.
Standard & Poor’s selects stocks for the S&P 500 Index based on a number of factors, including market capitalization, liquidity, financial viability and industry representation, and does not evaluate whether any particular stock is an attractive investment. Standard & Poor’s periodically updates the S&P 500 Index, at which time there may be substantial changes in the composition of the Index. Individuals cannot invest directly in an index.
The Fund intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Fund may become “nondiversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500 Index.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, REDEMPTIONS RISK, SECTOR RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 28.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
26

How The Funds Invest: NVIT Small Cap Index Fund
Objective
The NVIT Small Cap Index Fund seeks to match the performance of the Russell 2000® Index (“Russell 2000 Index”) as closely as possible before the deduction of Fund expenses. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund employs a “passive” management approach, investing in a portfolio of assets whose performance the subadviser expects to match approximately the performance of the Russell 2000 Index before the deduction of Fund expenses. This means that the Fund will buy or sell securities only when the Fund’s subadviser believes it necessary in order to match the performance of the Russell 2000 Index, and not based on its economic, financial or market analysis. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of securities of companies included in the Russell 2000 Index. To the extent that the Russell 2000 Index emphasizes certain sectors, the Fund will likely similarly emphasize such sectors.
The Fund does not necessarily invest in all of the securities included in the Russell 2000 Index, or in the same weightings. The Fund’s portfolio managers choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the securities chosen are similar to the Russell 2000 Index as a whole. As of December 31, 2025, the market capitalization of the largest company in the Russell 2000 Index was $21.8 billion.
The Russell 2000 Index is composed of the 1,001st through 3,000th largest U.S. companies ranked by market capitalization, as determined by the Frank Russell Company. The Russell 2000 Index represents equity securities issued by smaller U.S. companies in a wide range of businesses, and generally is considered to broadly represent the performance of publicly traded U.S. smaller-capitalization stocks. The Russell 2000 Index is a market-weighted index, which means that the stocks of the largest companies in the index have the greatest effect on its performance. Inclusion of a stock in the Russell 2000 Index does not mean that the Frank Russell Company believes the stock to be an attractive investment. Individuals cannot invest directly in an index.
The Fund intends to be diversified in approximately the same proportion as the Russell 2000 Index is diversified. The Fund may become “nondiversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Russell 2000 Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Russell 2000 Index.
The Frank Russell Company updates the Russell 2000 Index once annually, at which time there may be substantial changes in the composition of the Index. Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the Index until the annual update.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, INDEX FUND RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK and SMALL-CAP RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 28.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
27

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Concentration risk – the risk associated with exposure to any one industry or sector. The NVIT Nasdaq-100 Index Fund focuses its investments (i.e., invests more than 25% of its net assets) in the technology sector. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Country risk – see “Country or sector risk.”
Country or sector risk – investments in particular industries, sectors or countries may be more volatile than the overall equity or fixed-income markets. Therefore, if a Fund emphasizes one or more industries, economic sectors or countries, it will be more susceptible to financial, market, political or economic events affecting the particular issuers, industries and countries participating in such sectors than funds that do not emphasize particular industries, sectors or countries.
Communication services – companies in the communication services sector, including companies engaged in the diversified telecommunication services, wireless telecommunication services, media, entertainment, and interactive media and services industries, may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. These companies’ values are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer discretionary – companies engaged in the consumer discretionary sector, including companies in the automobiles and components, consumer durables and apparel, consumer services, and consumer discretionary distribution and retail industry groups, are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect companies in the consumer discretionary sector.
Financials – a Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Companies engaged in banking, financial services, consumer finance, capital markets, and insurance activities, as well as mortgage real estate investment trusts (REITs), are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financials sector and companies whose securities a Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Companies in the financials sector have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. Although regulators have focused on and taken measures to stabilize the financial system, bank failures and liquidity concerns continue to impact companies in the banking and financial services industries. Further regulatory intervention may be required to stabilize the U.S. banking industry if U.S. banks appear to be at a risk of failure, which could result in other unforeseen adverse impacts on the economy.
Health care – factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector. Companies in the health care sector include providers of health care and health care services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products, and life sciences tools and services companies.
28

Risks of Investing in the Funds (cont.)
Industrials – changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. Companies in the industrials sector include companies engaged in the manufacture and distribution of capital goods such as aerospace and defense, building products, and electrical equipment and machinery; companies that offer construction and engineering services; providers of commercial and professional services, including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, and research and consulting services; and companies that provide transportation services. These companies are also at risk for environmental damage claims. Industrial companies also may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments, labor relations and changes in the supply of and demand for their specific products or services or for industrials sector products in general.
Information technology – companies engaged in the information technology services, software, communications equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and technology hardware, storage and peripherals industries face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products produced by information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability.
Japan focus – the Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Furthermore, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters, an aging demographic and declining population and/or geopolitical developments associated with actual or potential conflicts with one or more countries in Asia could significantly affect the Japanese economy. Strained foreign relations with neighboring countries (China, South Korea, North Korea and Russia) may not only negatively impact the Japanese economy but also the geographic region as well as globally. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy. In addition, Japan’s economy has in the past and could in the future be significantly impacted by natural disasters.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by a Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by a Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
29

Risks of Investing in the Funds (cont.)
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund must rely entirely on the credit assessment of a Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Delayed-delivery risk – the risk that the security a Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund loses the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
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Risks of Investing in the Funds (cont.)
Foreign government debt securities – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Index fund risk – the Funds do not use defensive strategies or attempt to reduce their exposures to poor performing securities. Therefore, in the event of a general market decline, a Fund’s value may fall more than the value of another mutual fund that does attempt to hedge against such market declines. Also, correlation between a Fund’s performance and that of its target index is likely to be negatively affected by such factors as:
●failure to fully replicate its target index;
●changes in the composition of the target index;
●the timing of purchase and redemption of the Fund’s shares and
●the Fund’s operating expenses.
Unlike an index fund, an index has no operating or other expenses. As a result, even though an index fund attempts to track its target index as closely as possible, it will tend to underperform the index to some degree over time.
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on a Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Duration – the duration of a debt security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a debt security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Inflation rates may change frequently and significantly as a result of various factors and a Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund.
Liquidity risk – the risk that a Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that a Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund's value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or
31

Risks of Investing in the Funds (cont.)
industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Mid-cap risk – see “Small- and mid-cap risk.”
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Nondiversified fund risk – in seeking to track an index, a Fund may become nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Nondiversified fund risk – because the NVIT Nasdaq-100 Index Fund may hold larger positions in fewer securities than other funds that are diversified, a single security’s increase or decrease in value may have a greater impact on the Fund's value and total return.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund may not recover the premium, resulting in a capital loss.
Redemptions risk – a Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of
32

Risks of Investing in the Funds (cont.)
other mutual funds. As a result, from time to time, a Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase a Fund's transaction costs and could cause a Fund's operating expenses to be allocated over a smaller asset base, leading to an increase in a Fund's expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, a Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact a Fund's net asset value and liquidity.
Sector risk – see “Country or sector risk.”
Selection risk – the risk that the securities selected by a Fund's subadviser(s) will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Small- and mid-cap risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or in anticipation of possible redemptions, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
33

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives from each Fund.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BlackRock”), located at 1 University Square Dr., Princeton, NJ 08540, is the Funds’ subadviser. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Bond Index Fund	0.18%
NVIT International Index Fund	0.24%
NVIT Mid Cap Index Fund	0.21%
NVIT S&P 500 Index Fund	0.11%
NVIT Small Cap Index Fund	0.19%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
NVIT Bond Index Fund
The Fund is managed by a team comprising James Mauro, Jonathan Graves and Marcus Tom. This team is responsible for the day-to-day management of the Fund and the selection of the Fund’s investments.
Mr. Mauro is a Managing Director and Global Head of Index Fixed Income Portfolio Management of BlackRock, which he joined in 2010.
Mr. Graves is a Managing Director and Deputy Head of Americas Index Fixed Income Portfolio Management. He joined BlackRock in 2013.
Mr. Tom is a Director and Head of the Index Fixed Income Portfolio Management team in Atlanta. He joined BlackRock in 2000.
NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT Nasdaq-100 Index Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund
Each Fund is managed by a team comprising Jennifer Hsui, CFA, Peter Sietsema, Matt Waldron, CFA and Steven White. This team is responsible for the day-to-day management of the Funds and the selection of the Funds’ investments.
Ms. Hsui is a Managing Director and Global Head of Index Equity Portfolio Management. Her service with the firm dates back to 2006.
Mr. Sietsema is a Managing Director, US Head of North American Portfolio Management for Index Equity Investments. His service with the firm dates back to 2007.
Mr. Waldron is a Managing Director and U.S. Head of International Portfolio Management. His service with the firm dates back to 2011.
Mr. White is a Managing Director and Head of Americas Index Equity ETF Portfolio Management. His service with the firm dates back to 2011.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of
34

Fund Management (cont.)
Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
35

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II and Class VIII shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ generally are valued
36

Investing with Nationwide Funds (cont.)
at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market
37

Investing with Nationwide Funds (cont.)
conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take
38

Investing with Nationwide Funds (cont.)
discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class VIII shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class VIII shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares and 0.40% of the average daily net assets of a Fund’s Class VIII shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I, Class II, Class IV and Class VIII shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I, Class II and Class VIII shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT Bond Index Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT International Index Fund Class I, Class II and Class VIII shares: 0.15%, 0.13% and 0.15%, respectively.
NVIT Mid Cap Index Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Nasdaq-100 Index Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT S&P 500 Index Fund Class I, Class II and Class IV shares: 0.15%, 0.15% and 0.10%, respectively.
NVIT Small Cap Index Fund Class II shares: 0.15%.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain
39

Investing with Nationwide Funds (cont.)
plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
40

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
41

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
42

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class II shares of the NVIT Bond Index Fund have not commenced operations as of the date of this prospectus, no information for Class II shares is shown.
43

FINANCIAL HIGHLIGHTS: NVIT BOND INDEX FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)	Portfolio Turnover(b)(e)
Class I Shares
12/31/2025	$9.02	$0.32	$0.29	$0.61	$(0.59)	$—	$(0.59)	$9.04	6.80%	$258,092	0.39%	3.46%	0.39%	73.41%
12/31/2024	9.18	0.30	(0.20)	0.10	(0.26)	—	(0.26)	9.02	1.08%	237,603	0.39%	3.24%	0.39%	66.71%
12/31/2023	8.97	0.26	0.20	0.46	(0.25)	—	(0.25)	9.18	5.19%	327,540	0.39%	2.85%	0.39%	74.37%
12/31/2022	10.69	0.21	(1.64)	(1.43)	(0.22)	(0.07)	(0.29)	8.97	(13.39)%	383,195	0.39%	2.16%	0.39%	92.31%
12/31/2021	11.18	0.19	(0.42)	(0.23)	(0.22)	(0.04)	(0.26)	10.69	(2.08)%	334,255	0.38%	1.71%	0.38%	99.47%
Class Y Shares
12/31/2025	9.03	0.34	0.30	0.64	(0.61)	—	(0.61)	9.06	7.06%	926,030	0.24%	3.61%	0.24%	73.41%
12/31/2024	9.20	0.31	(0.20)	0.11	(0.28)	—	(0.28)	9.03	1.14%	1,996,611	0.24%	3.40%	0.24%	66.71%
12/31/2023	8.99	0.27	0.21	0.48	(0.27)	—	(0.27)	9.20	5.38%	1,876,409	0.24%	3.02%	0.24%	74.37%
12/31/2022	10.71	0.22	(1.63)	(1.41)	(0.24)	(0.07)	(0.31)	8.99	(13.23)%	1,552,151	0.24%	2.29%	0.24%	92.31%
12/31/2021	11.20	0.20	(0.42)	(0.22)	(0.23)	(0.04)	(0.27)	10.71	(1.93)%	1,954,209	0.23%	1.86%	0.23%	99.47%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
44

FINANCIAL HIGHLIGHTS: NVIT INTERNATIONAL INDEX FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$10.52	$0.29	$2.91	$3.20	$(0.50)	$—	$(0.50)	$13.22	30.64%	$335,794	0.47%	2.36%	0.47%	23.98%
12/31/2024	10.57	0.28	0.07	0.35	(0.40)	—	(0.40)	10.52	3.11%	197,356	0.46%	2.50%	0.46%	5.29%
12/31/2023	9.22	0.26	1.35	1.61	(0.26)	—	(0.26)	10.57	17.58%	188,177	0.47%	2.62%	0.47%	5.46%
12/31/2022	11.20	0.27	(1.88)	(1.61)	(0.37)	—	(0.37)	9.22	(14.29)%	161,701	0.46%	2.80%	0.46%	7.05%
12/31/2021	10.41	0.27	0.85	1.12	(0.33)	—	(0.33)	11.20	10.84%	175,008	0.44%	2.45%	0.44%	3.87%
Class II Shares
12/31/2025	10.50	0.27	2.90	3.17	(0.47)	—	(0.47)	13.20	30.38%	27,846	0.70%	2.18%	0.70%	23.98%
12/31/2024	10.55	0.25	0.07	0.32	(0.37)	—	(0.37)	10.50	2.89%	24,742	0.69%	2.23%	0.69%	5.29%
12/31/2023	9.20	0.24	1.34	1.58	(0.23)	—	(0.23)	10.55	17.31%	25,107	0.70%	2.42%	0.70%	5.46%
12/31/2022	11.18	0.25	(1.88)	(1.63)	(0.35)	—	(0.35)	9.20	(14.51)%	24,478	0.70%	2.59%	0.70%	7.05%
12/31/2021	10.40	0.25	0.84	1.09	(0.31)	—	(0.31)	11.18	10.53%	24,720	0.66%	2.20%	0.66%	3.87%
Class VIII Shares
12/31/2025	10.42	0.24	2.90	3.14	(0.47)	—	(0.47)	13.09	30.28%	239,174	0.82%	1.99%	0.87%	23.98%
12/31/2024	10.48	0.23	0.07	0.30	(0.36)	—	(0.36)	10.42	2.68%	156,544	0.81%	2.12%	0.86%	5.29%
12/31/2023	9.14	0.23	1.33	1.56	(0.22)	—	(0.22)	10.48	17.22%	155,390	0.82%	2.26%	0.87%	5.46%
12/31/2022	11.11	0.23	(1.86)	(1.63)	(0.34)	—	(0.34)	9.14	(14.60)%	140,371	0.81%	2.44%	0.86%	7.05%
12/31/2021	10.34	0.23	0.84	1.07	(0.30)	—	(0.30)	11.11	10.35%	155,008	0.81%	2.06%	0.84%	3.87%
Class Y Shares
12/31/2025	10.54	0.30	2.94	3.24	(0.52)	—	(0.52)	13.26	30.94%	203,810	0.32%	2.49%	0.32%	23.98%
12/31/2024	10.59	0.30	0.06	0.36	(0.41)	—	(0.41)	10.54	3.25%	612,206	0.31%	2.69%	0.31%	5.29%
12/31/2023	9.24	0.28	1.34	1.62	(0.27)	—	(0.27)	10.59	17.71%	1,050,158	0.32%	2.81%	0.32%	5.46%
12/31/2022	11.22	0.29	(1.88)	(1.59)	(0.39)	—	(0.39)	9.24	(14.14)%	1,032,939	0.31%	3.01%	0.31%	7.05%
12/31/2021	10.43	0.29	0.85	1.14	(0.35)	—	(0.35)	11.22	10.98%	1,726,074	0.29%	2.60%	0.29%	3.87%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
45

FINANCIAL HIGHLIGHTS: NVIT MID CAP INDEX FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)	Portfolio Turnover(b)(e)
Class I Shares
12/31/2025	$20.15	$0.23	$1.17	$1.40	$(0.25)	$(1.39)	$(1.64)	$19.91	7.05%	$967,909	0.40%	1.14%	0.40%	15.61%
12/31/2024	18.84	0.23	2.26	2.49	(0.21)	(0.97)	(1.18)	20.15	13.49%	930,494	0.40%	1.15%	0.40%	18.09%
12/31/2023	17.35	0.24	2.45	2.69	(0.22)	(0.98)	(1.20)	18.84	16.06%	851,356	0.40%	1.33%	0.40%	19.66%
12/31/2022	27.67	0.27	(4.01)	(3.74)	(0.22)	(6.36)	(6.58)	17.35	(13.40)%	782,153	0.41%	1.24%	0.41%	15.01%
12/31/2021	22.93	0.23	5.30	5.53	(0.32)	(0.47)	(0.79)	27.67	24.26%	918,561	0.40%	0.85%	0.40%	21.16%
Class II Shares
12/31/2025	19.68	0.17	1.15	1.32	(0.20)	(1.39)	(1.59)	19.41	6.82%	46,370	0.65%	0.89%	0.65%	15.61%
12/31/2024	18.43	0.18	2.21	2.39	(0.17)	(0.97)	(1.14)	19.68	13.25%	49,360	0.62%	0.93%	0.62%	18.09%
12/31/2023	17.00	0.20	2.40	2.60	(0.19)	(0.98)	(1.17)	18.43	15.82%	46,661	0.60%	1.13%	0.60%	19.66%
12/31/2022	27.27	0.22	(3.95)	(3.73)	(0.18)	(6.36)	(6.54)	17.00	(13.55)%	42,899	0.61%	1.03%	0.61%	15.01%
12/31/2021	22.64	0.18	5.22	5.40	(0.30)	(0.47)	(0.77)	27.27	24.00%	53,636	0.60%	0.68%	0.60%	21.16%
Class Y Shares
12/31/2025	20.22	0.25	1.20	1.45	(0.28)	(1.39)	(1.67)	20.00	7.27%	96,245	0.25%	1.25%	0.25%	15.61%
12/31/2024	18.90	0.26	2.27	2.53	(0.24)	(0.97)	(1.21)	20.22	13.65%	241,798	0.25%	1.29%	0.25%	18.09%
12/31/2023	17.40	0.27	2.46	2.73	(0.25)	(0.98)	(1.23)	18.90	16.23%	247,290	0.25%	1.47%	0.25%	19.66%
12/31/2022	27.72	0.31	(4.02)	(3.71)	(0.25)	(6.36)	(6.61)	17.40	(13.27)%	241,715	0.26%	1.37%	0.26%	15.01%
12/31/2021	22.97	0.26	5.32	5.58	(0.36)	(0.47)	(0.83)	27.72	24.43%	338,153	0.25%	0.97%	0.25%	21.16%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
46

FINANCIAL HIGHLIGHTS: NVIT NASDAQ-100 INDEX FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025(g)	$10.00	$0.03	$2.80	$2.83	$(0.01)	$(0.01)	$(0.02)	$12.81	28.32%	$49,115	0.46%	0.37%	0.53%	50.00%
Class II Shares
12/31/2025(g)	10.00	0.01	2.81	2.82	(0.01)	(0.01)	(0.02)	12.80	28.18%	218,995	0.71%	0.07%	0.86%	50.00%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from April 28, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of April 25, 2025 through December 31, 2025.
47

FINANCIAL HIGHLIGHTS: NVIT S&P 500 INDEX FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025	$11.34	$0.13	$1.86	$1.99	$(0.11)	$(0.02)	$(0.13)	$13.20	17.60%	$1,433,233	0.24%	1.06%	0.31%	1.72%
12/31/2024	9.18	0.12	2.16	2.28	(0.11)	(0.01)	(0.12)	11.34	24.76%	835,668	0.24%	1.18%	0.31%	1.53%
12/31/2023	7.39	0.12	1.79	1.91	(0.11)	(0.01)	(0.12)	9.18	25.96%	635,172	0.24%	1.42%	0.31%	2.73%
12/31/2022	27.94	0.20	(5.01)	(4.81)	(0.10)	(15.64)	(15.74)	7.39	(18.31)%	496,105	0.26%	1.34%	0.33%	2.01%
12/31/2021	22.36	0.29	6.03	6.32	(0.55)	(0.19)	(0.74)	27.94	28.37%	593,935	0.24%	1.13%	0.31%	10.30%
Class II Shares
12/31/2025	11.04	0.09	1.82	1.91	(0.08)	(0.02)	(0.10)	12.85	17.35%	3,219,612	0.49%	0.80%	0.56%	1.72%
12/31/2024	8.95	0.09	2.09	2.18	(0.08)	(0.01)	(0.09)	11.04	24.34%	2,645,993	0.49%	0.93%	0.56%	1.53%
12/31/2023	7.20	0.09	1.76	1.85	(0.09)	(0.01)	(0.10)	8.95	25.80%	2,105,725	0.49%	1.17%	0.56%	2.73%
12/31/2022	27.74	0.16	(4.98)	(4.82)	(0.08)	(15.64)	(15.72)	7.20	(18.56)%	1,694,017	0.51%	1.09%	0.58%	2.01%
12/31/2021	22.21	0.22	6.00	6.22	(0.50)	(0.19)	(0.69)	27.74	28.09%	1,971,833	0.49%	0.88%	0.56%	10.30%
Class IV Shares
12/31/2025	11.43	0.13	1.88	2.01	(0.11)	(0.02)	(0.13)	13.31	17.59%	292,000	0.26%	1.03%	0.26%	1.72%
12/31/2024	9.26	0.12	2.16	2.28	(0.10)	(0.01)	(0.11)	11.43	24.63%	269,307	0.26%	1.16%	0.26%	1.53%
12/31/2023	7.45	0.12	1.81	1.93	(0.11)	(0.01)	(0.12)	9.26	25.99%	232,708	0.26%	1.40%	0.26%	2.73%
12/31/2022	28.01	0.20	(5.02)	(4.82)	(0.10)	(15.64)	(15.74)	7.45	(18.32)%	198,301	0.28%	1.31%	0.28%	2.01%
12/31/2021	22.41	0.28	6.06	6.34	(0.55)	(0.19)	(0.74)	28.01	28.36%	260,586	0.26%	1.11%	0.26%	10.30%
Class Y Shares
12/31/2025	11.43	0.14	1.88	2.02	(0.12)	(0.02)	(0.14)	13.31	17.70%	754,920	0.16%	1.13%	0.16%	1.72%
12/31/2024	9.25	0.13	2.18	2.31	(0.12)	(0.01)	(0.13)	11.43	24.88%	508,784	0.16%	1.26%	0.16%	1.53%
12/31/2023	7.45	0.13	1.80	1.93	(0.12)	(0.01)	(0.13)	9.25	25.97%	297,812	0.16%	1.51%	0.16%	2.73%
12/31/2022	28.00	0.21	(5.01)	(4.80)	(0.11)	(15.64)	(15.75)	7.45	(18.20)%	176,092	0.18%	1.42%	0.18%	2.01%
12/31/2021	22.40	0.30	6.06	6.36	(0.57)	(0.19)	(0.76)	28.00	28.50%	208,957	0.15%	1.21%	0.15%	10.30%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
48

FINANCIAL HIGHLIGHTS: NVIT SMALL CAP INDEX FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class II Shares
12/31/2025	$8.60	$0.08	$0.96	$1.04	$(0.08)	$(0.31)	$(0.39)	$9.25	12.14%	$381,999	0.58%	0.89%	0.65%	18.08%
12/31/2024	7.91	0.09	0.77	0.86	(0.08)	(0.09)	(0.17)	8.60	10.87%	324,991	0.58%	1.04%	0.65%	20.11%
12/31/2023	6.92	0.08	1.04	1.12	(0.08)	(0.05)	(0.13)	7.91	16.35%	278,760	0.61%	1.13%	0.68%	19.05%
12/31/2022	10.13	0.08	(2.14)	(2.06)	(0.06)	(1.09)	(1.15)	6.92	(20.72)%	249,830	0.61%	0.97%	0.68%	17.25%
12/31/2021	9.12	0.06	1.23	1.29	(0.08)	(0.20)	(0.28)	10.13	14.20%	282,443	0.61%	0.57%	0.68%	32.44%
Class Y Shares
12/31/2025	8.78	0.11	0.98	1.09	(0.10)	(0.31)	(0.41)	9.46	12.54%	192,920	0.25%	1.22%	0.25%	18.08%
12/31/2024	8.06	0.12	0.79	0.91	(0.10)	(0.09)	(0.19)	8.78	11.35%	150,222	0.25%	1.37%	0.25%	20.11%
12/31/2023	7.05	0.11	1.06	1.17	(0.11)	(0.05)	(0.16)	8.06	16.69%	115,934	0.28%	1.46%	0.28%	19.05%
12/31/2022	10.29	0.11	(2.18)	(2.07)	(0.08)	(1.09)	(1.17)	7.05	(20.46)%	103,725	0.28%	1.30%	0.28%	17.25%
12/31/2021	9.26	0.08	1.26	1.34	(0.11)	(0.20)	(0.31)	10.29	14.54%	120,964	0.27%	0.76%	0.27%	32.44%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios include expenses reimbursed to the Advisor for the years 2023 and 2021.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
49

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-IDX (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT iShares® Global Equity ETF Fund
Class II
Class Y
NVIT iShares® Fixed Income ETF Fund
Class II
Class Y
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK

2	Fund Summaries
NVIT iShares® Global Equity ETF Fund
NVIT iShares® Fixed Income ETF Fund
13	How the Funds Invest
Objectives
Principal Investment Strategies
The Underlying Funds
18	Risks of Investing in the Funds
25	Fund Management
27	Investing with Nationwide Funds
Choosing a Share Class
Who Can Buy Shares of the Funds
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
32	Distributions and Taxes
33	Additional Information
34	Financial Highlights
1

Fund Summary: NVIT iShares® Global Equity ETF Fund
Objective
The NVIT iShares® Global Equity ETF Fund (“Global Equity Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.11%	0.11%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.35%	0.10%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.79%	0.29%
Fee Waiver/Expense Reimbursement(1)	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	0.25%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.17% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$77	$248	$435	$974
Class Y Shares	26	89	159	364
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.94% of the average value of its portfolio.
2

Fund Summary: NVIT iShares® Global Equity ETF Fund (cont.)
Principal Investment Strategies
The Fund is a “fund-of-funds” that aims to provide diversification across traditional equity asset classes— large-cap, mid-cap and small-cap stocks issued by both U.S. and foreign issuers—by investing in a portfolio of unaffiliated exchange-traded funds (“ETFs”) sponsored by BlackRock Fund Advisors (or its affiliates) (“BFA”), most of which utilize a passive index-based strategy to track the performance of equity indexes (each, an “Underlying Fund” or collectively, “Underlying Funds”). Some indexes are designed to provide broader market exposure, while other indexes are designed to provide exposure to specific investment factors. Each Underlying Fund invests directly in equity securities, as appropriate to its investment objective and strategies. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities through its investments in ETFs. For these purposes, equity securities represent an ownership interest in an issuer, such as (but not limited to) common stocks. The Fund may enter into repurchase agreements to generate additional income. Securities in which the Underlying Funds invest are tied economically to a number of countries throughout the world, including the United States. An investment will be deemed to be tied economically to a particular country, including the United States, if its issuer is organized in the particular country, has its principal place of business in such country, generates more than 50% of its revenues from business in that country, or lists its stock on an exchange located in that country. Many foreign stocks are denominated in currencies other than the U.S. dollar.
For most Underlying Funds, BFA uses a “passive” or indexing approach to try to achieve each such Underlying Fund’s investment objective. This means that the Underlying Fund does not try to “beat” the index it tracks (the “Underlying Index”) and does not seek temporary defensive positions when markets decline or appear overvalued. BFA uses a representative sampling indexing strategy to manage each such Underlying Fund, meaning that it invests in a representative sample of securities that collectively have an investment profile similar to that of the applicable Underlying Index. An Underlying Fund also may invest in securities not included in the Underlying Index which BFA believes may help such Underlying Fund to track its Underlying Index. The Underlying Funds that use an indexing approach will concentrate their investments in a particular industry or group of industries to approximately the same extent that the applicable Underlying Index is concentrated. BFA believes that indexing may eliminate the chance that an Underlying Fund will substantially underperform its Underlying Index, but also may reduce some of the risks of active management, such as poor security selection. BFA’s indexing approach seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed mutual funds.
One Underlying Fund is actively managed and does not use an indexing approach. It instead uses a proprietary model to dynamically allocate across different equity style factors such as value, quality, momentum, size, growth and minimum volatility.
In order to provide the Fund with diversified investment exposure to various types of equity securities, the Fund’s subadviser, which is an affiliate of BFA, selects Underlying Funds that themselves invest in different types of equity securities, such as common stocks of U.S. and international companies (including mid-cap and small-cap companies). The subadviser generally sells shares of Underlying Funds in order to meet or change Underlying Fund allocations or in response to shareholder redemptions. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in stocks, including international stocks.
The Underlying Funds may lend their portfolio securities to generate additional income. The Underlying Funds also may, when consistent with their investment objectives, use certain futures, options and swap contracts (collectively, commonly known as “derivatives”), either for hedging purposes or to increase returns. Although the Fund seeks to provide diversification across traditional equity asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, many of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the subadviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the subadviser may add or delete Underlying Funds, or alter the Fund’s asset
3

Fund Summary: NVIT iShares® Global Equity ETF Fund (cont.)
allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Fund’s subadviser is subject to a potential conflict of interest because the Fund’s subadviser is affiliated with the investment adviser to many of the Underlying Funds (the “Affiliated Adviser”). Although the Fund may invest a portion of its assets in Underlying Funds that are not managed by the Affiliated Adviser, there is no assurance that it will do so.  To the extent that it is appropriate or suitable for a Fund's investment objective, the subadviser expects to invest in Underlying Funds managed by the Affiliated Adviser without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Affiliated Adviser receives advisory fees from such Underlying Funds, and therefore the Fund’s subadviser has an incentive to invest the Fund’s assets in Underlying Funds that the Affiliated Adviser manages. The Subadviser also might have an interest in making an investment in an Underlying Fund managed by the Affiliated Adviser, or in maintaining an existing investment in such an Underlying Fund, in order to benefit that Underlying Fund (for example, by assisting the Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the subadviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the Fund's subadviser, or by an Underlying Fund's investment adviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
4

Fund Summary: NVIT iShares® Global Equity ETF Fund (cont.)
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. An Underlying Fund's ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Model risk – there is no assurance that the classification system used by the actively managed Underlying Fund to determine the factor rotation model will achieve its intended results. Since the classification system used to determine the Underlying Fund’s factor rotation model may differ from other industry classification systems, companies that may be categorized by other systems as being in a particular equity style factor may not be completely or at all allocated to the corresponding equity style factor in the Underlying Fund’s factor rotation model.
Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund will default on its obligation to repurchase them.
Securities lending risk – is the risk that the borrower will fail to return the loaned securities in a timely manner or not at all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Underlying Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Underlying Fund for the loaned securities, declines.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
5

Fund Summary: NVIT iShares® Global Equity ETF Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
15.76%
21.87%
-16.38%
20.48%
15.57%
18.00%
2020
2021
2022
2023
2024
2025

Highest Quarter:	20.53%	–	2Q 2020
Lowest Quarter:	-23.29%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class II Shares	18.00%	10.86%	12.83%	1/23/2019
Class Y Shares	18.57%	11.40%	13.39%	1/23/2019
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	13.26%
MSCI World Index - Net Return (reflects no deduction for fees or expenses)	21.09%	12.15%	14.04%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Peter Tsang	Director	Since 2025
Suzanne Ly, CFA, FRM	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
6

Fund Summary: NVIT iShares® Fixed Income ETF Fund
Objective
The NVIT iShares® Fixed Income ETF Fund (“Fixed Income Fund” or the “Fund”) seeks total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.11%	0.11%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.36%	0.11%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.77%	0.27%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.72%	0.22%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.17% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$74	$241	$423	$949
Class Y Shares	23	82	147	338
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.80% of the average value of its portfolio.
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Fund Summary: NVIT iShares® Fixed Income ETF Fund (cont.)
Principal Investment Strategies
The Fund is a “fund-of-funds” that aims to provide diversification across traditional fixed-income (debt) asset classes—U.S. and foreign corporate bonds, U.S. government bonds, sovereign bonds issued by foreign governments, mortgage-backed securities and asset-backed securities—by investing in a portfolio of unaffiliated exchange-traded funds (“ETFs”) sponsored by BlackRock Fund Advisors (or its affiliates) (“BFA”) and which utilize a passive index-based strategy to track the performance of fixed-income indexes (each, an “Underlying Fund” or collectively, “Underlying Funds”). Some indexes are designed to provide broader market exposure, while other indexes are designed to provide exposure to specific market sectors. Each Underlying Fund invests directly in bonds and other debt securities, as appropriate to its investment objective and strategies. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities through its investments in ETFs. For these purposes, fixed-income securities are bonds and other debt securities that represent an obligation to pay a specified rate of interest or dividend at specified times. The Fund may enter into repurchase agreements to generate additional income. Securities in which the Underlying Funds invest may include those of any maturity or duration, and those that are either investment grade or below investment grade. Securities that are rated below investment grade often are known as “junk bonds” or “high-yield bonds,” and are considered to be speculative. Many foreign bonds are denominated in currencies other than the U.S. dollar.
BFA uses a “passive” or indexing approach to try to achieve each Underlying Fund’s investment objective. This means that the Underlying Fund does not try to “beat” the index it tracks (the “Underlying Index”) and does not seek temporary defensive positions when markets decline or appear overvalued. BFA uses a representative sampling indexing strategy to manage each Underlying Fund, meaning that it invests in a representative sample of securities that collectively have an investment profile similar to that of the applicable Underlying Index. An Underlying Fund also may invest in securities not included in the Underlying Index which BFA believes may help such Underlying Fund to track its Underlying Index. BFA believes that indexing may eliminate the chance that an Underlying Fund will substantially underperform its Underlying Index, but also may reduce some of the risks of active management, such as poor security selection. BFA’s indexing approach seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed mutual funds.
In order to provide the Fund with diversified investment exposure to various types of fixed-income securities, the Fund’s subadviser, which is an affiliate of BFA, selects
Underlying Funds that themselves invest in different types of fixed-income securities, such as bonds issued by the U.S. or foreign governments, bonds and other debt securities issued by U.S. or foreign corporations, mortgage-backed securities and asset-backed securities. The Fund’s average portfolio duration, average credit quality and the proportion of U.S. versus foreign securities may vary based on the subadviser’s forecast of interest rates, yield curve analysis and other market factors consistent with the Fund’s objective to seek total return. The subadviser generally sells shares of Underlying Funds in order to meet or change Underlying Fund allocations or in response to shareholder redemptions. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in bonds and other fixed-income securities.
The Underlying Funds may lend their portfolio securities to generate additional income. The Underlying Funds also may, when consistent with their investment objectives, use certain futures, options and swap contracts (collectively, commonly known as “derivatives”), either for hedging purposes or to increase returns. Although the Fund seeks to provide diversification across traditional fixed-income asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, many of the Underlying Funds in which the Fund invests are diversified. The Underlying Funds will concentrate their investments in a particular industry, group of industries or market sector to approximately the same extent that the applicable Underlying Index is concentrated.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the subadviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the subadviser may add or delete Underlying Funds, or alter the Fund’s asset
8

Fund Summary: NVIT iShares® Fixed Income ETF Fund (cont.)
allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Fund’s subadviser is subject to a potential conflict of interest because the Fund’s subadviser is affiliated with the investment adviser to many of the Underlying Funds (the “Affiliated Adviser”). Although the Fund may invest a portion of its assets in Underlying Funds that are not managed by the Affiliated Adviser, there is no assurance that it will do so.  To the extent that it is appropriate or suitable for a Fund's investment objective, the subadviser expects to invest in Underlying Funds managed by the Affiliated Adviser without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Affiliated Adviser receives advisory fees from such Underlying Funds, and therefore the Fund’s subadviser has an incentive to invest the Fund’s assets in Underlying Funds that the Affiliated Adviser manages. The Subadviser also might have an interest in making an investment in an Underlying Fund managed by the Affiliated Adviser, or in maintaining an existing investment in such an Underlying Fund, in order to benefit that Underlying Fund (for example, by assisting the Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the subadviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Management risk – the Fund is subject to the risk that the methods and analyses employed by its investment adviser, or by the Fund's subadviser, or by an Underlying Fund's investment adviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, an Underlying Fund, and therefore the Fund, will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of an Underlying Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of an Underlying Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, an Underlying Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
9

Fund Summary: NVIT iShares® Fixed Income ETF Fund (cont.)
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Underlying Fund. Certain derivatives held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to an Underlying Fund. While futures may be
10

Fund Summary: NVIT iShares® Fixed Income ETF Fund (cont.)
more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. When options are purchased over the counter, an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. An Underlying Fund's ability to close out positions in exchange-listed options depends on the existence of a liquid market. Options that expire unexercised have no value.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Repurchase agreements risk – exposes the Fund to the risk that the party that sells the securities to the Fund will default on its obligation to repurchase them.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Securities lending risk – is the risk that the borrower will fail to return the loaned securities in a timely manner or not at all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Underlying Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Underlying Fund for the loaned securities, declines.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

10%
0%
-10%
-20%
7.12%
-2.02%
-13.74%
5.22%
0.81%
6.33%
2020
2021
2022
2023
2024
2025

Highest Quarter:	6.82%	–	4Q 2023
Lowest Quarter:	-6.11%	–	1Q 2022
11

Fund Summary: NVIT iShares® Fixed Income ETF Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class II Shares	6.33%	-0.95%	1.49%	1/23/2019
Class Y Shares	6.88%	-0.45%	2.01%	1/23/2019
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	1.97%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Peter Tsang	Director	Since 2025
Suzanne Ly, CFA, FRM	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
12

How the Funds Invest: NVIT iShares® Funds
Objectives
The NVIT iShares Global Equity ETF Fund (“Global Equity Fund”) seeks long-term capital appreciation.
The NVIT iShares Fixed Income ETF Fund (“Fixed Income Fund”) seeks total return.
These investment objectives may be changed without shareholder approval by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) upon 60 days’ written notice to shareholders.
Purpose of the NVIT iShares Global Equity ETF Fund and NVIT iShares Fixed Income ETF Fund (each a “Fund” and together, the “Funds”)
The Global Equity Fund aims to provide diversification across traditional equity asset classes—large-cap, mid-cap and small-cap stocks issued by both U.S. and foreign issuers. The Fixed Income Fund aims to provide diversification across traditional fixed-income asset classes—corporate bonds, U.S. government bonds, sovereign bonds issued by foreign governments, mortgage-backed securities and asset-backed securities. Each Fund is designed to provide a different asset allocation option corresponding to the different categories of securities in which each Fund invests. Each Fund is a “fund-of-funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of unaffiliated iShares exchange-traded funds (“ETFs”) that seek to track equity or fixed-income indexes, as appropriate (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances and financial circumstances.
Principal Investment Strategies
For each Fund, BlackRock Investment Management, LLC (“BlackRock” or the “subadviser”) establishes an anticipated allocation among different types of equity or fixed-income securities, as appropriate for that Fund. The subadviser bases this decision on the expected return potential, the anticipated risks and the volatility of each category of securities. Further, the subadviser evaluates how various combinations of these securities categories can best pursue each Fund’s investment objective.
Once the allocation to different securities types is determined for each Fund, the subadviser selects the Underlying Funds it believes most appropriate to represent them. Where more than one Underlying Fund can be used for a securities category, the subadviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that securities category. In selecting Underlying Funds, the subadviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance. The subadviser generally sells shares of Underlying Funds in order to meet or change allocations or in response to shareholder redemption activity.
NVIT iShares Global Equity ETF Fund
Through investments in the Underlying Funds, the Global Equity Fund pursues its objective by investing with a strategic allocation to major equity asset classes, such as common stocks of U.S. and international companies (including smaller companies) that the subadviser believes offer opportunities for capital growth. The Global Equity Fund invests, under normal circumstances, at least 80% of its net assets in equity securities by investing in ETFs. For these purposes, equity securities represent an ownership interest in an issuer, such as (but not limited to) common stocks. The Global Equity Fund’s subadviser invests the Fund’s assets in investments that are tied economically to a number of countries throughout the world, including the United States. An investment will be deemed to be tied economically to a particular country, including the United States, if its issuer is organized in the particular country, has its principal place of business in such country, generates more than 50% of its revenues from business in that country, or lists its stock on an exchange located in that country. Many foreign stocks are denominated in currencies other than the U.S. dollar. The Global Equity Fund is designed for investors who are comfortable with assuming risks associated with investing in stocks, including international stocks.
NVIT iShares Fixed Income ETF Fund
Through investments in the Underlying Funds, the Fixed Income Fund pursues its objective by investing a majority of its assets in fixed-income securities, such as U.S. and foreign corporate bonds, U.S. government bonds, foreign country sovereign bonds, mortgage-backed securities and asset-backed securities. The Fixed Income Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities by investing in ETFs. For these purposes, fixed-income securities are bonds and other debt securities that represent an obligation to pay a specified rate of interest or dividend at specified times. Securities in which the Underlying Funds invest may include those of any maturity or duration, and those that are either investment grade or below investment grade. Securities that are rated below investment grade often are known as “junk bonds” or “high-yield bonds,” and are considered to be speculative. Many foreign bonds are denominated in currencies other than the U.S. dollar. The Fixed Income Fund is designed for
13

How the Funds Invest: NVIT iShares® Funds (cont.)
investors who are comfortable with assuming the risks associated with investing in bonds and other fixed-income securities.
The Underlying Funds
The Underlying Funds in which the Funds may invest are advised by BlackRock Fund Advisors (“BFA”), an affiliate of the subadviser (the “Affiliated Adviser”). The following description of BFA and the summaries of the Underlying Funds are based solely on information provided in the prospectus of each Underlying Fund, as filed with the U.S. Securities and Exchange Commission (“SEC”) and amended from time to time. The description of BFA and the summaries of the Underlying Funds are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. BFA may not invest in all of the Underlying Funds listed herein, and BFA may change the investment policies and/or programs of the Underlying Funds at any time without notice to shareholders of the Funds.
For most Underlying Funds, BFA uses a “passive” or indexing approach to try to achieve such Underlying Fund’s investment objective. This means that such Underlying Fund does not try to “beat” the index it tracks (the “Underlying Index”) and does not seek temporary defensive positions when markets decline or appear overvalued. BFA uses a representative sampling indexing strategy to manage these Underlying Funds, meaning that it invests in a representative sample of securities that collectively have an investment profile similar to that of the applicable Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on various factors), fundamental characteristics (such as return, variability and yield) and liquidity measures similar to those of the applicable Underlying Index. An Underlying Fund that uses an indexing approach may or may not hold all of the securities in the applicable Underlying Index, and it may invest in securities not included in its Underlying Index, but which BFA believes will help the Underlying Fund track the Underlying Index. Each Underlying Fund that uses an indexing approach will concentrate its investments—hold 25% or more of its total assets—in a particular industry or group of industries to approximately the same extent that the applicable Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The Global Equity Fund may invest in an Underlying Fund that is actively managed and does not use an indexing approach. It instead uses a proprietary model to dynamically allocate across different equity style factors such as value, quality, momentum, size, growth and minimum volatility.
Any Underlying Fund may invest the remainder of its assets in certain futures, options and swap contracts (which are derivatives), cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. Each Underlying Fund may lend securities representing up to one-third of the value of such Underlying Fund’s total assets (including the value of any collateral received).
To the extent that it is appropriate or suitable for a Fund’s investment objective, the subadviser expects to invest in Underlying Funds managed by the Affiliated Adviser without considering or canvassing the universe of Underlying Funds that are not managed by the Affiliated Adviser available, even though there may (or may not be) one or more comparable Underlying Funds that are not managed by the Affiliated Adviser. Set forth below are the Underlying Funds in which the Funds may invest as of the date of this Prospectus. The subadviser reserves the right to add, delete or change the Underlying Funds at any time without notice to shareholders.
14

How the Funds Invest: NVIT iShares® Funds (cont.)
GLOBAL EQUITY FUND
iShares Core S&P Total U.S. Stock Market ETF seeks to track the investment results (before fees and expenses of the fund) of the S&P Total Market IndexTM, which is comprised of the stocks included in the S&P 500® Index and the S&P Completion IndexTM. The Underlying Index consists of all U.S. common stocks listed on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Select Market, the NASDAQ Capital Market and Investors Exchange (IEX), Cboe BZX, Cboe BYX, Cboe EDGA and Cboe EDGX, Inc. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The S&P Completion Index measures the performance of the U.S. mid-, small- and micro-capitalization sectors of the U.S. equity market excluding S&P 500 Index constituents. The securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares. Securities with higher total float-adjusted market value have a larger representation in the Underlying Index. A significant portion of the Underlying Index is represented by securities of companies in the information technology industry or sector, but the components of the Underlying Index are likely to change over time.
iShares Core S&P 500 ETF seeks to track the investment results (before fees and expenses of the fund) of the S&P 500 Index, which measures the performance of the large-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. The securities in the Underlying Index are weighted based on the float-adjusted market value of their outstanding shares. The Underlying Index consists of securities from a broad range of industries. A significant portion of the Underlying Index is represented by securities of companies in the information technology industry or sector, but the components of the Underlying Index are likely to change over time.
iShares MSCI USA Momentum Factor ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI USA Momentum SR Variant Index, which consists of stocks exhibiting relatively higher momentum characteristics from the traditional market capitalization-weighted parent index, the MSCI USA Index, as determined by MSCI Inc. The MSCI USA Index includes U.S. large- and mid-capitalization stocks, as defined by MSCI Inc. The Underlying Index is designed to measure the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover, each as determined by MSCI Inc. A significant portion of the Underlying Index is represented by securities of companies in the healthcare and information technology industries or sectors, but the components of the Underlying Index are likely to change over time.
iShares MSCI USA Value Factor ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI USA Enhanced Value Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid-capitalization stocks, as defined by MSCI Inc. The Underlying Index is designed to measure the performance of securities in the MSCI USA Index that exhibit higher value characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the Underlying Index, MSCI Inc. calculates a “value score” for each security in the MSCI USA Index using three variables: price-to-book value, price-to-forward earnings and enterprise value-to-cash flow from operations. A significant portion of the Underlying Index is represented by securities of companies in the information technology industry or sector, but the components of the Underlying Index are likely to change over time.
iShares MSCI USA Quality Factor ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI USA Sector Neutral Quality Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid-capitalization stocks, as defined by MSCI Inc. The Underlying Index seeks to measure the performance of securities in the MSCI USA Index that exhibit higher quality characteristics relative to their peers within the corresponding Global Industry Classification Standard (GICS®) sector. To construct the Underlying Index, MSCI Inc. determines the quality score of each security in the MSCI USA Index based on three fundamental variables: high return on equity, low earnings variability and low leverage. A significant portion of the Underlying Index is represented by securities of companies in the information technology industry or sector, but the components of the Underlying Index are likely to change over time.
iShares MSCI USA Size Factor ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI USA Low Size Index, which is based on a traditional market capitalization-weighted parent index, the MSCI USA Index. The MSCI USA Index includes U.S. large- and mid-capitalization stocks, as defined by MSCI Inc. The Underlying Index is constructed by applying a mathematical formula at each rebalancing that reweights the components of the market capitalization-weighted MSCI USA Index, such that the representation of smaller capitalization companies is increased relative to larger capitalization companies. A significant portion of the Underlying Index is represented by securities of companies in the industrials and information technology industries or sectors, but the components of the Underlying Index are likely to change over time.
iShares Core S&P Mid-Cap ETF seeks to track the investment results (before fees and expenses of the fund) of the S&P MidCap 400® Index, which measures the performance of the mid-capitalization sector of the
15

How the Funds Invest: NVIT iShares® Funds (cont.)
U.S. equity market, as determined by S&P Dow Jones Indices LLC. The Underlying Index consists of securities from a broad range of industries, but a significant portion of the Underlying Index is represented by securities of companies in the consumer discretionary and industrials industries or sectors. The components of the Underlying Index are likely to change over time.
iShares Core S&P Small-Cap ETF seeks to track the investment results (before fees and expenses of the fund) of the S&P SmallCap 600 Index, which measures the performance of the small-capitalization sector of the U.S. equity market, as determined by S&P Dow Jones Indices LLC. A significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors, but the components of the Underlying Index are likely to change over time.
iShares U.S. Small-Cap Equity Factor ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI USA Small Cap Diversified Multiple-Factor Index, which is designed to select equity securities from its parent index, the MSCI USA Small Cap Index, that have high exposure to four investment style factors: value, quality, momentum and low size, while maintaining a level of risk similar to that of the MSCI USA Small Cap Index. The Underlying Index is also constrained in its construction to limit turnover and extreme exposures to particular sectors, countries, component weights or other investment style factors. A significant portion of the Underlying Index is represented by securities of companies in the healthcare and information technology industries or sectors, but the components of the Underlying Index are likely to change over time.
iShares Core MSCI International Developed Markets ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI World ex USA Investable Market Index, which is designed as an equity benchmark for international stock performance in non-U.S. developed markets. The Underlying Index is free float adjusted, market cap weighted, and is designed to measure large-, mid- and small-capitalization equity market performance, and includes stocks from developed countries in North America, Europe, Australasia and the Far East. A significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors, but the components of the Underlying Index are likely to change over time.
iShares Core MSCI EAFE ETF seeks to track the investment results (before fees and expenses of the fund) of the MSCI EAFE IMI Index, which is designed as an equity benchmark for international stock performance. The Underlying Index is designed to measure large-, mid- and small-capitalization equity market performance and includes stocks from Europe, Australasia and the Far East. A significant portion of the Underlying Index is represented by securities of companies in the financials and industrials industries or sectors, but the components of the Underlying Index are likely to change over time.
iShares U.S. Equity Factor Rotation Active ETF seeks to outperform (before fees and expenses of the fund) the investment results of the large- and mid-capitalization U.S. equity markets by providing diversified and tactical exposure to style factors via a proprietary factor rotation model. The proprietary model uses commonly-used equity style factors such as momentum, quality, value, growth, size and minimum volatility and dynamically allocates the factors, and seeks to emphasize those factors with the strongest near-term return prospects. The model incorporates two potential sources of return: long-term return premium and short-term returns from timing the cyclical behavior of each individual factor. The model incorporates information about the current economic cycle as well as the valuations and recent trends for each factor to compare the relative attractiveness of each factor and seeks to guide the portfolio to tilt into favorable factors and away from unfavorable factors in pursuit of incremental returns.
FIXED INCOME FUND
iShares Core U.S. Aggregate Bond ETF seeks to track the investment results (before fees and expenses of the fund) of the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the total U.S. investment-grade (as determined by Bloomberg Index Services Limited) bond market. The Underlying Index includes investment-grade U.S. Treasury bonds, government-related bonds, corporate bonds, mortgage-backed pass-through securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) that are publicly offered for sale in the United States. A significant portion of the Underlying Index is represented by MBS and treasury securities, but the components of the Underlying Index are likely to change over time.
iShares Core Total USD Bond Market ETF seeks to track the investment results (before fees and expenses of the fund) of the Bloomberg U.S. Universal Index, which measures the performance of the U.S. dollar-denominated taxable bonds that are rated either investment-grade or high-yield (as determined by Bloomberg Index Services Limited). The Underlying Index includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high-yield U.S. corporate bonds, MBS, CMBS, ABS, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and U.S. dollar-denominated emerging market bonds. A significant portion of the Underlying Index is represented by U.S. agency MBS
16

How the Funds Invest: NVIT iShares® Funds (cont.)
and U.S. Treasury bonds, but the components of the Underlying Index are likely to change over time.
iShares Core 1-5 Year USD Bond ETF seeks to track the investment results (before fees and expenses of the fund) of the Bloomberg U.S. Universal 1-5 Year Index, which measures the performance of the U.S. dollar-denominated taxable bonds that are rated either investment-grade or high-yield (as determined by Bloomberg Index Services Limited) with remaining effective maturities between one and five years. The Underlying Index is a subset of the Bloomberg U.S. Universal Index and includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high-yield U.S. corporate bonds, MBS, CMBS, ABS, Eurodollar bonds, bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and U.S. dollar-denominated emerging market bonds. A significant portion of the Underlying Index is represented by U.S. Treasury securities, but the components of the Underlying Index are likely to change over time.
iShares Core 10+ Year USD Bond ETF seeks to track the investment results (before fees and expenses of the fund) of the Bloomberg U.S. Universal 10+ Year Index, which measures the performance of the U.S. dollar-denominated taxable bonds that are rated either investment-grade or high-yield (as determined by Bloomberg Index Services Limited) with remaining maturities greater than ten years. The Underlying Index is a subset of the Bloomberg U.S. Universal Index and includes U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt), investment-grade and high-yield U.S. corporate bonds, Eurodollar bonds (i.e., U.S. dollar-denominated bonds issued by foreign issuers outside the United States), bonds registered with the SEC or exempt from registration at the time of issuance or offered pursuant to Rule 144A with or without registration rights and emerging market bonds. A significant portion of the Underlying Index is represented by U.S. Treasury securities, but the components of the Underlying Index are likely to change over time.
iShares MBS ETF seeks to track the investment results (before fees and expenses of the fund) of the Bloomberg U.S. MBS Index, which measures the performance of investment-grade (as determined by Bloomberg Index Services Limited) MBS issued or guaranteed by U.S. government agencies. The Underlying Index includes fixed-rate MBS issued by the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation that have 30-, 20-, 15-year maturities. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year and be denominated in
U.S. dollars and be non-convertible. Almost all of the bonds represented in the Underlying Index are U.S. agency MBS.
iShares U.S. Treasury Bond ETF seeks to track the investment results (before fees and expenses of the fund) of the ICE U.S. Treasury Core Bond Index, which measures the performance of public obligations of the U.S. Treasury. The Underlying Index includes publicly-issued U.S. Treasury securities that have a remaining maturity greater than one year and less than or equal to thirty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (“Fed”) Open Market Account or bought at issuance by the Fed. As of December 31, 2025, the dollar-weighted average maturity of the Underlying Index was 7.70 years. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars.
* * * * * *
Because the Funds are investing indirectly in the Underlying Funds, the Funds’ shareholders will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Funds’ direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
17

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that each Fund will meet its investment objective or that each Fund will perform as it has in the past.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other funds. These risks include the following:
●Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest.
●Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance will be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
●Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.
●Strategy: there is the risk that the subadviser’s evaluations and allocation among asset classes and Underlying Funds will be incorrect. Further, the subadviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
●Conflict of Interest: the Funds’ subadviser has the authority to select and replace Underlying Funds. In doing so, the subadviser is subject to a potential conflict of interest because the Funds’ subadviser is affiliated with the investment adviser to all of the Underlying Funds, and so the subadviser may have incentives to invest the Funds’ assets in such Underlying Funds (the “Affiliated Adviser”). The Affiliated Adviser receives advisory fees from such Underlying Funds, and therefore the Fund’s subadviser has an incentive to invest the Fund’s assets in Underlying Funds that the Affiliated Adviser manages. The Subadviser also might have an interest in making an investment in an Underlying Fund managed by the Affiliated Adviser, or in maintaining an existing investment in such an Underlying Fund, in order to benefit that Underlying Fund (for example, by assisting the Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the subadviser has a fiduciary duty to each of the Funds and must act in the best interest of each Fund.
Exchange-traded funds risk – when a Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to a Fund’s direct fees and expenses. In addition, a Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). A Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Limited portfolio holdings risk – because a Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by the Fund’s subadviser, or by an Underlying Fund’s investment adviser, will not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely
18

Risks of Investing in the Funds (cont.)
interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Risks Associated with U.S. and International Stocks
Equity securities risk – the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-capitalization stocks, or stocks within a particular industry.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Risks Associated with Fixed-Income Securities (Bonds)
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of an Underlying Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Inflation – prices of existing fixed-rate debt securities typically decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less. Inflation rates may change frequently and significantly as a result of various factors and a Fund’s investments may not keep pace with inflation, which will result in losses to Fund investors or adversely affect the real value of shareholders’ investments in a Fund.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, an Underlying Fund, and therefore the Fund, will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the
19

Risks of Investing in the Funds (cont.)
Underlying Fund's adviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by the Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund's adviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund or an Underlying Fund must rely entirely on the credit assessment of the Underlying Fund's adviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by the Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces an Underlying Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, an Underlying Fund may not recover the premium, resulting in a capital loss.
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might
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Risks of Investing in the Funds (cont.)
also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
High-yield bonds risk – to the extent an Underlying Fund invests in high-yield bonds (often referred to as, “junk bonds”) and other lower-rated bonds, the Underlying Fund will be subject to substantial risk of loss. Investments in these securities are considered speculative. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:
●greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
●wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
●greater risk of loss due to declining credit quality.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that
21

Risks of Investing in the Funds (cont.)
currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Foreign government debt securities – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.
Additional Principal Risks that May Affect the Funds
Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Underlying Funds that invest in fixed-income securities (such as high-yield bonds) and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes the Underlying Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
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Risks of Investing in the Funds (cont.)
The use of derivative strategies may also have a tax impact on the Underlying Funds. The timing and character of income, gains or losses from these strategies could impair the ability of an Underlying Fund’s adviser to utilize derivatives when it wishes to do so.
Leverage – leverage is created when an investment exposes an Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that is several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that is substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make a Fund's share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of a Fund's investments. Further, the use of leverage typically requires a Fund to make margin payments, which might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Underlying Fund's losses and reducing the Underlying Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it or the Underlying Fund is prohibited from executing a trade outside the daily permissible price movement.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of an Underlying Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by an Underlying Fund and the prices of the options. In addition, an Underlying Fund may enter into an over-the-counter option, which exposes the
Underlying Fund to the risk of the counterparty default. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Model risk – there is no assurance that the classification system used by the actively managed Underlying Fund to determine the factor rotation model will achieve its intended results. Since the classification system used to determine the Underlying Fund's factor rotation model may differ from other industry classification systems, companies that may be categorized by other systems as being in a particular equity style factor may not be completely or at all allocated to the corresponding equity style factor in the Underlying Fund's factor rotation model. As the model evolves and based on a company's changing public disclosure, a company once classified in one equity style factor may move in part or in whole to another equity style factor. Such moves between equity style factors may result in changes in equity style factor balancing as measured using another classification system.
Repurchase agreements risk – a Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and a Fund would experience delays in recovering amounts owed to it.
Securities lending risk – the Underlying Funds may lend securities, which involves the risk that the borrower will fail to return the securities in a timely manner or at all. Consequently, an Underlying Fund may lose money and there could be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
23

Risks of Investing in the Funds (cont.)
Sector risk – an Underlying Fund's investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, if a Fund emphasizes one or more industries or economic sectors, it will be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' SAI.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
24

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives from each Fund.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BlackRock”), located at 1 University Square Dr., Princeton, NJ 08540, is the subadviser to the Funds. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT iShares Fixed Income ETF Fund	0.06%
NVIT iShares Global Equity ETF Fund	0.07%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
Each Fund is managed by a team comprising Peter Tsang and Suzanne Ly, CFA, FRM. Mr. Tsang and Ms. Ly jointly and primarily are responsible for the day-to-day management of each Fund and the selection of each Fund’s investments.
Mr. Tsang is a Director and leads the US Index Asset Allocation team within the Multi-Asset Strategies & Solutions team at BlackRock. His service with the firm dates back to 2006, including his years with Barclays Global Investors, which merged with BlackRock in 2009.
Ms. Ly is a Managing Director within the Multi-Asset Strategies & Solutions team at BlackRock. Her service with the firm dates back to 2019.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
25

Fund Management (cont.)
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
26

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Who Can Buy Shares of the Funds
Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.” Shares may also be sold to separate accounts of other unaffiliated insurance companies in the future under the Order which permits both affiliated and unaffiliated insurance companies to use the Funds as underlying investment vehicles for their separate accounts. This is known as “shared funding.”
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II shares of the Funds. Class Y shares are sold to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
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Investing with Nationwide Funds (cont.)
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities (including shares of exchange-traded funds) generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair
28

Investing with Nationwide Funds (cont.)
value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
29

Investing with Nationwide Funds (cont.)
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class II shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT iShares Global Equity ETF Fund Class II shares: 0.25%.
NVIT iShares Fixed Income ETF Fund Class II shares: 0.25%.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1
30

Investing with Nationwide Funds (cont.)
payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
31

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
32

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
33

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds'
website.
34

FINANCIAL HIGHLIGHTS: NVIT ISHARES® FIXED INCOME ETF FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class II Shares
12/31/2025	$9.34	$0.34	$0.25	$0.59	$(0.31)	$—	$(0.31)	$9.62	6.33%	$85,305	0.67%	3.47%	0.72%	7.80%
12/31/2024	9.53	0.31	(0.23)	0.08	(0.27)	—	(0.27)	9.34	0.81%	70,209	0.67%	3.29%	0.75%	2.64%
12/31/2023	9.29	0.26	0.22	0.48	(0.24)	—	(0.24)	9.53	5.22%	51,313	0.67%	2.81%	0.79%	5.33%
12/31/2022	10.97	0.18	(1.69)	(1.51)	(0.17)	—	(0.17)	9.29	(13.74)%	38,622	0.67%	1.79%	0.81%	14.54%
12/31/2021	11.30	0.13	(0.36)	(0.23)	(0.10)	—	(0.10)	10.97	(2.02)%	42,094	0.67%	1.19%	0.97%	7.69%
Class Y Shares
12/31/2025	9.21	0.39	0.24	0.63	(0.32)	—	(0.32)	9.52	6.88%	12,745	0.17%	4.05%	0.22%	7.80%
12/31/2024	9.39	0.37	(0.24)	0.13	(0.31)	—	(0.31)	9.21	1.36%	6,705	0.17%	3.87%	0.25%	2.64%
12/31/2023	9.15	0.31	0.22	0.53	(0.29)	—	(0.29)	9.39	5.77%	3,761	0.17%	3.37%	0.29%	5.33%
12/31/2022	10.81	0.22	(1.66)	(1.44)	(0.22)	—	(0.22)	9.15	(13.31)%	2,489	0.17%	2.30%	0.31%	14.54%
12/31/2021	11.14	0.19	(0.37)	(0.18)	(0.15)	—	(0.15)	10.81	(1.59)%	2,574	0.17%	1.70%	0.48%	7.69%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
35

FINANCIAL HIGHLIGHTS: NVIT ISHARES® GLOBAL EQUITY ETF FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class II Shares
12/31/2025	$18.19	$0.26	$3.02	$3.28	$(0.27)	$(0.02)	$(0.29)	$21.18	18.00%	$97,715	0.67%	1.33%	0.71%	16.94%
12/31/2024	15.92	0.23	2.25	2.48	(0.21)	—	(0.21)	18.19	15.57%	82,643	0.67%	1.29%	0.73%	12.38%
12/31/2023	13.39	0.23	2.51	2.74	(0.21)	—	(0.21)	15.92	20.48%	62,870	0.67%	1.56%	0.76%	12.44%
12/31/2022	16.26	0.23	(2.88)	(2.65)	(0.22)	—	(0.22)	13.39	(16.33)%(h)	45,331	0.67%	1.64%	0.79%	13.66%
12/31/2021	13.51	0.28	2.66	2.94	(0.18)	(0.01)	(0.19)	16.26	21.79%(h)	45,409	0.64%	1.80%	0.94%	14.50%
Class Y Shares
12/31/2025	17.29	0.34	2.87	3.21	(0.29)	(0.02)	(0.31)	20.19	18.57%	11,193	0.17%	1.83%	0.21%	16.94%
12/31/2024	15.13	0.29	2.16	2.45	(0.29)	—	(0.29)	17.29	16.19%	11,571	0.17%	1.73%	0.23%	12.38%
12/31/2023	12.73	0.28	2.40	2.68	(0.28)	—	(0.28)	15.13	21.05%	8,521	0.17%	2.04%	0.26%	12.44%
12/31/2022	15.48	0.28	(2.75)	(2.47)	(0.28)	—	(0.28)	12.73	(15.96)%	5,347	0.17%	2.12%	0.29%	13.66%
12/31/2021	12.85	0.31	2.57	2.88	(0.24)	(0.01)	(0.25)	15.48	22.42%	5,202	0.17%	2.11%	0.51%	14.50%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
36

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR- ISH (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT J.P. Morgan Digital Evolution Strategy Fund
Class II / Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund (formerly, NVIT AQR Large Cap Defensive Style Fund)
Class I / Class II / Class IV / Class Y
NVIT J.P. Morgan Inflation Managed Fund
Class I / Class II
NVIT J.P. Morgan Innovators Fund
Class Y
NVIT J.P. Morgan Large Cap Growth Fund
Class I / Class II / Class Y
NVIT J.P. Morgan U.S. Equity Fund
Class II / Class Y
NVIT J.P. Morgan US Technology Leaders Fund
Class II / Class Y
The U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Equity and Options Total Return Fund
NVIT J.P. Morgan Inflation Managed Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
31	How the Funds Invest
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Equity and Options Total Return Fund
NVIT J.P. Morgan Inflation Managed Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
42	Risks of Investing in the Funds
52	Fund Management
54	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
59	Distributions and Taxes
60	Additional Information
61	Financial Highlights
1

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund
Objective
The NVIT J.P. Morgan Digital Evolution Strategy Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.90%	0.65%
Total Annual Fund Operating Expenses	1.90%	1.40%
Fee Waiver/Expense Reimbursement(1),(2)	(0.94)%	(0.84)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	0.56%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.56% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.10% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$98	$506	$939	$2,146
Class Y Shares	$57	$360	$686	$1,607
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90.46% of the average value of its portfolio.
2

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
Principal Investment Strategies
The Fund aims to achieve capital appreciation by investing in equity securities of companies whose strategies may benefit from the development of technology-related products, services and processes that enhance mobility and connectivity. The Fund concentrates at least 25% of its total assets in at least one of the following technology industries or any combination thereof: semiconductor, semiconductor equipment, hardware, software, information technology services, communications equipment, social media, biotechnology and interactive media. In managing the Fund, the subadviser employs a research-driven approach to identify a portfolio of companies well positioned to capitalize on structural shifts across technology sector industries. In selecting stocks, the subadviser seeks companies that it believes meet several of the following criteria:
●attractive market opportunity
●increasing market share
●improving profitability over time; and
●attractive expected returns driven by earnings and capital return.
The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies, although it typically invests considerably in large-cap and mid-cap companies. Many, if not most, of the securities in which the Fund invests may be considered to be “growth” stocks, in that they may have above-average rates of earnings growth and thus may experience above-average increases in stock prices.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Technology sector concentration risk – investments in particular industries or sectors may be more volatile than the overall stock market. Because the Fund invests more than 25% of its total assets in technology sector industries, the Fund has increased risk associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in
3

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

80%
60%
40%
20%
0%
69.35%
37.48%
33.10%
2023
2024
2025

Highest Quarter:	29.70%	–	2Q 2025
Lowest Quarter:	-13.13%	–	1Q 2025
Class II shares commenced operations on May 2, 2025. Therefore, pre-inception historical performance for Class II shares is based on the previous performance of Class Y shares. Performance for Class II shares has been adjusted to reflect this share class’s higher expenses than those of the Fund’s Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	Since Fund Inception	Fund Inception Date
Class II Shares	32.57%	26.43%	4/27/2022
Class Y Shares	33.10%	26.93%	4/27/2022
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	15.72%
S&P North American Technology Sector Index™ (reflects no deduction for fees or expenses)	27.82%	26.17%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Manish Goyal	Managing Director	Since 2022
SK Prasad Borra	Executive Director	Since 2023
4

Fund Summary: NVIT J.P. Morgan Digital Evolution Strategy Fund (cont.)
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
5

Fund Summary: NVIT J.P. Morgan Equity and Options Total Return Fund
(formerly, NVIT AQR Large Cap Defensive Style Fund)
Objective
The NVIT J.P. Morgan Equity and Options Total Return Fund seeks total return through a flexible combination of capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Management Fees	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.79%	1.04%	0.79%	0.64%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$252	$439	$978
Class II Shares	106	331	574	1,271
Class IV Shares	81	252	439	978
Class Y Shares	65	205	357	798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.00% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities and (2) by selling (writing) call options with exposure to the S&P 500® Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets in a combination of equity securities and options. For these purposes, equity securities are securities that represent an ownership interest in the issuer. A call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying security or futures contract at a specified price during the option period.
The Fund is designed to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large-capitalization stock market. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time
6

Fund Summary: NVIT J.P. Morgan Equity and Options Total Return Fund (cont.)
horizon). In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on exchange-traded funds that seek to replicate the Index (“S&P 500® ETFs”). Such options will be at an exercise price (also known as a strike price) that is out-of-the-money. The premiums generated from the written call options are an important source of the Fund's diversified return stream and will be reinvested in the Fund’s portfolio, instead of having the premiums paid out to investors as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns. In addition to the use of the options overlay strategy, the Fund may use derivatives, primarily futures contracts and options on futures, to gain exposure to its index or certain securities in its index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities.
Long Equity Portfolio – in managing the equity portion of the Fund, the subadviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The subadviser defines data science as the discipline of extracting useful insights from collections of information, and the subadviser utilizes the insights as a part of its investment process. The subadviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the subadviser finds relevant to conducting fundamental analysis. The subadviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the subadviser’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The subadviser’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the subadviser’s analysis. The subadviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the subadviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The subadviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the subadviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. The Fund also may invest in equity securities of U.S. mid-cap companies.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Options Overlay – the Fund’s options overlay is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the Fund’s overall volatility profile. To implement the strategy, the subadviser sells exchange-traded equity options that typically have a reference asset of the Index or an S&P 500® ETF. Premiums are generated from the sale of out-of-the-money call options. The Fund will sell multiple options positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Volatility strategy risk – the subadviser may not be successful in managing the Fund with a lower level of volatility than the Index. Depending on market conditions during a particular time in a market cycle, the Fund’s volatility may not be lower than that of the S&P 500® Index (the “Index”). Because the Fund seeks lower relative volatility, the Fund may underperform the Index, particularly in rising markets. Options premium generated by the Fund will vary dependent on the prevailing volatility. When
7

Fund Summary: NVIT J.P. Morgan Equity and Options Total Return Fund (cont.)
volatility increases, both premiums and the potential for capital appreciation also increase, but when volatility decreases, premiums and the potential for capital appreciation also decrease.
Options overlay strategy risk – when the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument or measure to the strike price (plus any premium received). In a rising market, the option may require an underlying instrument to be sold at a strike price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
Data science investment approach risk – the subadviser relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the subadviser’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the subadviser’s strategy may not be successfully implemented and the Fund may lose value.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the instruments selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the instruments selected by other funds with similar investment objectives and investment strategies.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – an option is an agreement that, for a premium payment or fee, gives the option holder (purchaser) the right but not the obligation to buy (a “call option”) the underlying security or asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “strike price”) during a period of time or on a specified date. Investments in options are considered speculative. Although selling call options can reduce equity market risk, it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
8

Fund Summary: NVIT J.P. Morgan Equity and Options Total Return Fund (cont.)
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund’s performance prior to September 22, 2025 reflects returns pursuant to a different subadviser. If the Fund’s current subadviser had been in place for the prior periods, the performance information shown would have been different.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

40%
20%
0%
-20%
11.39%
20.52%
0.00%
29.31%
10.35%
21.88%
-8.44%
8.27%
13.66%
16.49%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	16.71%	–	2Q 2020
Lowest Quarter:	-18.90%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	16.49%	9.85%	11.85%
Class II Shares	16.22%	9.58%	11.58%
Class IV Shares	16.47%	9.86%	11.85%
Class Y Shares	16.49%	9.85%	11.85%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	4.28%	3.23%	2.17%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Hamilton Reiner	Managing Director	Since 2025
Eric Moreau	Executive Director	Since 2025
Matthew Bensen, CFA	Executive Director	Since 2025
Judy Jansen	Executive Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
9

Fund Summary: NVIT J.P. Morgan Equity and Options Total Return Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
10

Fund Summary: NVIT J.P. Morgan Inflation Managed Fund
Objective
The NVIT J.P. Morgan Inflation Managed Fund (the “Fund”) seeks to maximize inflation protected total return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.16%	0.16%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.51%	0.51%
Total Annual Fund Operating Expenses	0.67%	0.92%
Fee Waiver/Expense Reimbursement(1)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.50%	0.75%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.25% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$51	$197	$356	$818
Class II Shares	77	276	493	1,116
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period April 15, 2025 (commencement of operations) through December 31, 2025, the  Fund’s portfolio turnover rate was 107.62% of the average value of its portfolio.
Principal Investment Strategies
The Fund is designed to protect the total return generated by its core fixed income holdings, as further described below, from inflation risk. As used in the Fund’s objective, “total return” includes income and capital appreciation. The Fund seeks to hedge the risk of inflation by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban
11

Fund Summary: NVIT J.P. Morgan Inflation Managed Fund (cont.)
Consumers (“CPI-U”) in combination with its core portfolio of bonds and other debt securities. The CPI-U measures the changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. This strategy is intended to create the equivalent of a portfolio of inflation-protected bonds. The Fund also may purchase other investments, including actual inflation-protected securities, such as Treasury Inflation Protected Securities (“TIPS”). “Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio to maximize inflation protected total return.
The fixed income securities in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, corporate loans, asset-backed securities and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. The Fund also may invest in TIPS, which are inflation-adjusted securities issued by the U.S. Treasury, as well as in other inflation-linked securities issued by entities such as domestic and foreign corporations and governments. The Fund may invest up to 10% of its total assets in securities that, at the time of purchase, are rated below investment grade (i.e., “junk” bonds). The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries. All securities in which the Fund invests are denominated in U.S. dollars.
The Fund uses derivatives, such as swaps and futures. The Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, the Fund has the flexibility to use swaps (including credit default swaps) and futures for hedging purposes, to increase income and gain to the Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. The Fund may use swaps structured as credit default swaps to gain or hedge exposure to investment grade or high-yield securities or indexes of investment grade or high-yield securities.
The subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transactions. The Fund may engage in frequent and active trading of portfolio securities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
12

Fund Summary: NVIT J.P. Morgan Inflation Managed Fund (cont.)
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Inflation managed strategy risk -- the Fund’s investment strategies may not work to generate inflation-protected return. There is no guarantee that the use of derivatives and debt securities will mimic a portfolio of inflation-protected bonds.
Inflation-protected securities risk – because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed
13

Fund Summary: NVIT J.P. Morgan Inflation Managed Fund (cont.)
securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Corporate loans have speculative characteristics and high risk, and often are referred to as “junk.” Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Credit default swaps – credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity will delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and may adversely impact the Fund’s performance.
14

Fund Summary: NVIT J.P. Morgan Inflation Managed Fund (cont.)
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund is new and did not complete one full calendar year of operations.
The Fund’s broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index in order to meet a Securities and Exchange Commission requirement. The Fund also compares its performance to the Bloomberg 1-10 Year U.S. TIPS Index, which has characteristics relevant to the Fund’s investment strategy.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service
Scott E. Grimshaw, CFA	Executive Director	Since 2025
David Rooney, CFA	Executive Director	Since 2025
Edward Fitzpatrick III, CFA	Managing Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
15

Fund Summary: NVIT J.P. Morgan Innovators Fund
Objective
The NVIT J.P. Morgan Innovators Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y Shares
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.17%
Total Annual Fund Operating Expenses	1.92%
Fee Waiver/Expense Reimbursement(1)	(1.30)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.62%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.62% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$63	$477	$916	$2,137
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92.22% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to invest in stocks of companies that drive superior innovation through the efficient allocation of capital to research and development, leading potentially to higher growth and profitability. The subadviser seeks to identify portfolio securities through a bottom-up, in-depth fundamental research investment approach to identify high conviction issuers with strong fundamentals at a relatively attractive valuation.
16

Fund Summary: NVIT J.P. Morgan Innovators Fund (cont.)
The Fund invests considerably in stocks of U.S. companies, although it also may invest in dollar-denominated securities of foreign companies. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies. Companies in which the Fund invests may come from any industry or sector, and at times the Fund may increase the relative emphasis of its investments in a particular industry or sector. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.
The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if the stock meets or exceeds the subadviser's expectations, if the stock fails to meet the subadviser's expectations, due to balance sheet deterioration and/or in order to manage portfolio risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Limited portfolio holdings risk – because the Fund may hold large positions in a smaller number of securities an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
17

Fund Summary: NVIT J.P. Morgan Innovators Fund (cont.)
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

40%
30%
20%
10%
0%
34.17%
23.05%
14.47%
2023
2024
2025

Highest Quarter:	17.58%	–	4Q 2023
Lowest Quarter:	-7.60%	–	1Q 2025
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	Since Fund Inception	Fund Inception Date
Class Y Shares	14.47%	14.36%	4/27/2022
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	15.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Manish Goyal	Managing Director	Since 2022
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
18

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund
Objective
The NVIT J.P. Morgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.43%	0.43%	0.18%
Total Annual Fund Operating Expenses	1.07%	1.32%	0.82%
Fee Waiver/Expense Reimbursement(1),(2)	(0.38)%	(0.53)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.69%	0.79%	0.44%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.44% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.15% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$70	$303	$553	$1,271
Class II Shares	$81	$366	$673	$1,544
Class Y Shares	$45	$224	$418	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.48% of the average value of its portfolio.
19

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
Principal Investment Strategies
The Fund invests in a portfolio of U.S. equity securities using a growth style of investing. “Growth” stocks are those that have above-average rates of earnings growth and thus may experience above-average increases in stock prices. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies, which are those with market capitalizations within the range of the Russell 1000® Growth Index at the time of purchase. Most securities held by the Fund are issued by U.S. companies, although the Fund also may invest in securities of foreign companies. Securities of some foreign companies may be denominated in currencies other than the U.S. dollar.
In managing the Fund, the subadviser uses a research-driven fundamental process and a bottom-up approach to identify stocks of companies with positive price momentum and attractive fundamentals. The subadviser seeks structural disconnects that allow businesses to exceed market expectations. These disconnects may result from demographic and/or cultural changes; technological advancements; and/or regulatory changes. Companies in which the Fund invests may come from any industry or sector, and at times the Fund may increase the relative emphasis of its investments in a particular industry or sector.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund may invest or to manage foreign currency risk. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. The Fund also may use foreign currency contracts, such as futures and forwards, to manage foreign currency risk.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
 Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
20

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 1000® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
21

Fund Summary: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

40%
30%
20%
10%
0%
35.15%
32.89%
14.41%
2023
2024
2025

Highest Quarter:	15.49%	–	1Q 2024
Lowest Quarter:	-7.61%	–	1Q 2025
Class I and Class II shares commenced operations on May 2, 2025. Therefore, pre-inception historical performance for Class I and Class II shares is based on the previous performance of Class Y shares. Performance for Class I and Class II shares has been adjusted to reflect these share classes’ higher expenses than those of the Fund’s Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	Since Fund Inception	Fund Inception Date
Class I Shares	14.13%	18.53%	4/27/2022
Class II Shares	14.02%	18.42%	4/27/2022
Class Y Shares	14.41%	18.83%	4/27/2022
Russell 1000® Index (reflects no deduction for fees or expenses)	17.37%	15.72%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	18.56%	20.37%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Giri Devulapally	Managing Director	Since 2022
Joseph Wilson	Managing Director	Since 2022
Larry H. Lee	Managing Director	Since 2022
Holly Morris	Managing Director	Since 2022
Robert Maloney	Executive Director	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
22

Fund Summary: NVIT J.P. Morgan U.S. Equity Fund
Objective
The NVIT J.P. Morgan U.S. Equity Fund (the “Fund”) seeks a high level of total return from a diversified portfolio of equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.39%	0.39%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.30%	0.05%
Total Annual Fund Operating Expenses	0.94%	0.44%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$96	$300	$520	$1,155
Class Y Shares	45	141	246	555
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.89% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities of large-capitalization U.S. companies. Large-capitalization U.S. companies in which the Fund invests generally are those with market capitalizations similar to those of companies included in the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For these purposes, equity securities represent an ownership interest in an issuer, and a U.S. company is one whose stock trades on the New York Stock Exchange or NASDAQ.
The Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use derivatives, primarily futures contracts, to gain exposure to its index or certain securities in its index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities.
23

Fund Summary: NVIT J.P. Morgan U.S. Equity Fund (cont.)
The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500® Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500® Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500® Index.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to its assessment of their relative value. The subadviser assesses the impacts that various factors, such as governance, accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies may have on the cash flows of companies in which it may invest relative to other issuers. The subadviser generally buys equity securities that it determines to be undervalued, and considers selling them when they appear to be overvalued.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually is appropriately priced. In addition, value stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid
24

Fund Summary: NVIT J.P. Morgan U.S. Equity Fund (cont.)
than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
Redemptions risk – the Fund is an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

40%
20%
0%
-20%
-40%
25.99%
27.93%
-19.38%
26.73%
23.66%
14.09%
2020
2021
2022
2023
2024
2025

Highest Quarter:	22.87%	–	2Q 2020
Lowest Quarter:	-17.95%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Class II Shares	14.09%	13.02%	16.31%	10/4/2019
Class Y Shares	14.69%	13.59%	16.89%	10/4/2019
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	16.40%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Scott B. Davis	Managing Director	Since 2020
Shilpee Raina, CFA	Managing Director	Since 2021
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt
25

Fund Summary: NVIT J.P. Morgan U.S. Equity Fund (cont.)
from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
26

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund
Objective
The NVIT J.P. Morgan US Technology Leaders Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.77%	0.52%
Total Annual Fund Operating Expenses	1.77%	1.27%
Fee Waiver/Expense Reimbursement(1),(2)	(0.81)%	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.96%	0.56%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.56% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.10% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$98	$478	$883	$2,017
Class Y Shares	$57	$333	$629	$1,471
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.33% of the average value of its portfolio.
27

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund (cont.)
Principal Investment Strategies
The Fund invests in a portfolio of equity securities of technology companies that the subadviser believes the magnitude and/or duration of growth of which is underappreciated by the market. Many, if not most, of the securities in which the Fund invests may be considered to be “growth” stocks, in that they have above-average rates of earnings growth and thus may experience above-average increases in stock prices. The Fund concentrates at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof: semiconductor, semiconductor equipment, hardware, software, internet, information technology services, networking, communications equipment, social media, interactive media, medical technology and financial technology. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. companies in the aforementioned technology sector industries. For these purposes, a “U.S. company” is one whose stock is listed on either the New York Stock Exchange or NASDAQ.
The subadviser uses a fundamental, research-driven strategy that focuses on stock selection to drive performance, seeking high-conviction opportunities that may emerge from technology-driven disruption. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies. The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars.
The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Growth style risk – growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Technology sector concentration risk – investments in particular industries or sectors may be more volatile than the overall stock market. Because the Fund invests more than 25% of its total assets in technology sector industries, the Fund has increased risk associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
28

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund (cont.)
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the Russell 3000® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

80%
60%
40%
20%
0%
64.87%
28.52%
19.15%
2023
2024
2025

Highest Quarter:	25.62%	–	2Q 2025
Lowest Quarter:	-11.18%	–	1Q 2025
Class II commenced operations on May 2, 2025. Therefore, pre-inception historical performance for Class II shares is based on the previous performance of Class Y shares.
Performance for Class II shares has been adjusted to reflect this share class’s higher expenses than those of the Fund’s Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	Since Fund Inception	Fund Inception Date
Class II Shares	18.68%	21.26%	4/27/2022
Class Y Shares	19.15%	21.75%	4/27/2022
Russell 3000® Index (reflects no deduction for fees or expenses)	17.15%	15.37%
Russell 1000® Equal Weight Technology Index (reflects no deduction for fees or expenses)	13.13%	14.16%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Joseph Wilson	Managing Director	Since 2022
Jason Yum	Executive Director	Since 2026
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
29

Fund Summary: NVIT J.P. Morgan US Technology Leaders Fund (cont.)
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
30

How the funds invest: NVIT J.P. Morgan Digital Evolution Strategy Fund
Objective
The NVIT J.P. Morgan Digital Evolution Strategy Fund seeks long-term capital appreciation. This objective may be changed by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund aims to achieve capital appreciation by investing in equity securities of companies whose strategies may benefit from the development of technology-related products, services and processes that enhance mobility and connectivity. The Fund concentrates at least 25% of its total assets in at least one of the following technology industries or any combination thereof:
●semiconductor
●semiconductor equipment
●hardware
●software
●information technology services
●communications equipment
●social media
●biotechnology; and
●interactive media.
The subadviser seeks to invest in companies that it believes create, service or employ innovative technologies and the infrastructure to support them. In managing the Fund, the subadviser employs a research-driven approach to identify a portfolio of companies well positioned to capitalize on structural shifts across technology sector industries. In selecting stocks, the subadviser seeks companies that it believes meets several of the following criteria:
●attractive market opportunity
●increasing market share
●improving profitability over time; and
●attractive expected returns driven by earnings and capital return.
The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies, although it typically invests considerably in large-cap companies and mid-cap companies. Many, if not most, of the securities in which the Fund invests may be considered to be growth stocks.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth stocks – equity securities of companies that the
Fund’s subadviser believes have above-average rates of
earnings or cash flow growth and which therefore may
experience above-average increases in stock prices.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $121.7 million to $4.4 trillion as of December 31, 2025.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap and mid-cap companies – companies with
market capitalizations that are smaller than those of
companies included in the Russell 1000® Index. The
Russell 1000® Index measures the performance of stocks
issued by large U.S. companies. As of December 31,
2025, the market capitalization of the smallest company
included in the Russell 1000® Index was $121.7 million.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and TECHNOLOGY SECTOR CONCENTRATION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
31

How the Fund Invests: NVIT J.P. Morgan Equity and Options Total Return Fund
Objective
The NVIT J.P. Morgan Equity and Options Total Return Fund seeks total return through a flexible combination of capital appreciation and current income. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities and (2) by selling (writing) call options with exposure to the S&P 500® Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets in a combination of equity securities and options.
The Fund is designed to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large-capitalization stock market.
Volatility – the degree to which the value of the Fund’s
portfolio may be expected to rise or fall within a period
of time. A high level of volatility means that the Fund’s
value is expected to increase or decrease significantly
over a period of time. A lower level of volatility means
that the Fund’s value is not expected to fluctuate so
significantly.

If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time horizon). In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on exchange-traded funds that seek to replicate the Index (“S&P 500® ETFs”). Such options will be at an exercise price (also known as a strike price) that is out-of-the-money. The premiums generated from the written call options are an important source of the Fund's diversified return stream and will be reinvested in the Fund’s portfolio, instead of having the premiums paid out to investors as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns. In addition to the use of the options overlay strategy, the Fund may use derivatives, primarily futures contracts and options on futures, to gain exposure to its index or certain securities in its index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities.
Long Equity Portfolio – in managing the equity portion of the Fund, the subadviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The subadviser defines data science as the discipline of extracting useful insights from collections of information, and the subadviser utilizes the insights as a part of its investment process. The subadviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the subadviser finds relevant to conducting fundamental analysis. The subadviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the subadviser’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The subadviser’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the subadviser’s analysis. The subadviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the subadviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The subadviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the subadviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. The Fund also may invest in equity securities of U.S. mid-cap companies.
As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive, and securities of issuers that may be
32

How the Fund Invests: NVIT J.P. Morgan Equity and Options Total Return Fund (cont.)
negatively impacted by such factors may be purchased and retained by the Fund, while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Options Overlay – the Fund’s options overlay is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the Fund’s overall volatility profile. To implement the strategy, the subadviser sells exchange-traded equity options that typically have a reference asset of the Index or an S&P 500® ETF. Premiums are generated from the sale of out-of-the-money call options. The Fund will sell multiple options positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration. In addition to writing more traditional exchange-traded options, the Fund may also write FLexible EXchange® Options (“FLEX Options”) that reference the Index or a S&P 500® ETF. FLEX Options are exchange-traded option contracts with uniquely customizable terms. While the Fund will not generally invest directly in ETFs, there may be times when it will receive shares of S&P 500® ETFs in order to settle its option positions. The subadviser will not normally maintain such positions for an extended period.
Key Terms:
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures and
options are derivatives because their values are based
on changes in the values of an underlying asset or
measure.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Options – a call option gives the purchaser of the option
the right to buy, and the seller of the option the
obligation to sell, an underlying security or futures
contract at a specified price during the option period.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to DATA SCIENCE INVESTMENT APPROACH RISK, DERIVATIVES RISK, EQUITY SECURITIES RISK, ESG INTEGRATION RISK, MARKET RISK, OPTIONS OVERLAY STRATEGY RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and VOLATILITY STRATEGY RISK each of which is described in the section “Risks of Investing in the Fund” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
33

How the Fund Invests: NVIT J.P. Morgan Inflation Managed Fund
Objective
The NVIT J.P. Morgan Inflation Managed Fund seeks to maximize inflation protected total return. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund is designed to protect the total return generated by its core fixed-income securities holdings, as further described below, from inflation risk. As used in the Fund’s objective, “total return” includes income and capital appreciation. The Fund seeks to hedge the risk of inflation by using swaps that are based on the Non-Seasonally Adjusted Consumer Price Index for all Urban Consumers (“CPI-U”) in combination with its core portfolio of bonds and other debt securities. The CPI-U measures the changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, and it may not be fully representative of an investor’s personal inflation experience. This strategy is intended to create the equivalent of a portfolio of inflation-protected bonds. The Fund also may purchase other investments, including actual inflation-protected securities, such as Treasury Inflation Protected Securities (“TIPS”). “Inflation Managed” in the Fund’s name does not refer to a type of security in which the Fund invests, but rather describes the Fund’s overall strategy of creating a portfolio to maximize inflation protected total return.
The fixed income securities in which the Fund invests include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, corporate loans, asset-backed securities and mortgage-backed securities. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, and mortgage pass-through securities. The Fund also may invest in TIPS, which are inflation-adjusted securities issued by the U.S. Treasury, as well as in other inflation-linked securities issued by entities such as domestic and foreign corporations and governments. The Fund may invest up to 10% of its total assets in high-yield bonds that, at the time of purchase, are rated below investment grade. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries. All securities in which the Fund invests are denominated in U.S. dollars.
The Fund uses derivatives, such as swaps and futures. The Fund uses CPI-U swaps for inflation hedging purposes. In addition to CPI-U swaps, the Fund has the flexibility to use swaps (including credit default swaps) and futures for hedging purposes, to increase income and gain to the Fund, and as part of its risk management process by establishing or adjusting exposure to particular securities or markets and/or to manage cash flows. The Fund may use swaps structured as credit default swaps to gain or hedge exposure to investment grade or high-yield bonds or indexes of investment grade or high-yield bonds.
The subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transactions. The Fund may engage in frequent and active trading of portfolio securities.
About Inflation-Protected Securities
Inflation-protected securities are fixed-income securities
whose principal and/or interest payments are adjusted
for inflation, unlike traditional fixed-income securities
that make fixed principal and interest payments.
Inflation-protected securities include inflation-indexed
bonds, such as TIPS, whose principal value is periodically
adjusted to the rate of inflation. TIPS are inflation-
indexed bonds that are issued by the U.S. Treasury. The
inflation adjustment for TIPS, which typically is applied
monthly to the principal of the bond, follows a
designated inflation index, such as the Consumer Price
Index. A fixed interest rate is applied to the inflation-
adjusted principal so that as inflation rises, both the
principal value and the interest payments increase.
Similarly, as the inflation rate declines, both the principal value and the interest payments decrease. Because of
this inflation adjustment feature, inflation-protected
securities typically have lower yields than conventional
fixed-rate bonds. In addition, because the rate of
inflation itself rises and falls frequently, the amount of
income these bonds pay is also likely to fluctuate.
Therefore, the amounts of the Fund’s income
distributions are likely to fluctuate considerably more
than the income distribution amounts of a typical bond
fund.

Key Terms:
Asset-backed securities – debt securities issued by a
trust or other legal entity established for the purpose of
issuing securities and holding certain assets, such as
credit card receivables or auto leases, that pay down
over time and generate sufficient cash to pay holders of
the securities.

34

How the Fund Invests: NVIT J.P. Morgan Inflation Managed Fund (cont.)
Credit default swap – a swap contract in which the
buyer makes a series of payments to the seller and, in
exchange, receives a payoff if the issuer of a credit
instrument, such as a bond or loan, defaults on its
obligation to pay or experiences some type of credit
event, such as a bankruptcy or restructuring. Credit
default swaps can be used to hedge against risks or to
synthetically expose a portfolio to the diversification and
performance characteristics of certain bonds or groups
of bonds.

Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures,
forwards and swaps are derivatives, because their values
are based on changes in the values of an underlying
asset or measure.

Duration – a measure of how much the price of a bond
would change compared to a change in market interest
rates, based on the remaining time until a bond matures
together with other factors. A bond’s value drops when
interest rates rise, and vice versa. Bonds with longer
durations have higher risk and volatility.

Emerging market countries – typically are developing
and low- or middle-income countries. Emerging market
countries may be found in regions such as Asia, Latin
America, Eastern Europe, the Middle East and Africa.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

High-yield bonds – commonly referred to as “junk
bonds,” these debt securities are rated below investment
grade by nationally recognized statistical rating
organizations, such as Moody’s and Standard & Poor’s, or
are unrated securities that the Fund’s subadviser
believes to be of comparable quality. These bonds
generally offer investors higher interest rates as a way to
help compensate for the fact that the issuer is at greater
risk of default.

Inflation – the rise in the prices of goods and services.
The inflation rate is the rate at which changes in prices
occur. A positive inflation rate means that prices
generally are rising. A negative inflation rate is known as
deflation, which means that the prices of goods and
services are declining.

Mortgage-backed securities – debt securities that give
the holder the right to receive a portion of principal
and/or interest payments made on a pool of residential
or commercial mortgage loans, which in some cases are
guaranteed by government agencies.

Swaps – a swap is an agreement that obligates two
parties to exchange on specified dates series of cash
flows that are calculated by reference to changes in a
specified rate or the value of an underlying asset.

U.S. government securities – bonds and other debt
securities issued and/or guaranteed as to principal and
interest by either the U.S. government, or by
U.S. government agencies, U.S. government-sponsored
enterprises and U.S. government instrumentalities.
Securities issued or guaranteed directly by the
U.S. government are supported by the full faith and
credit of the United States. Securities issued or
guaranteed by agencies or instrumentalities of the
U.S. government, and enterprises sponsored by the
U.S. government, are not direct obligations of the
United States. Therefore, such securities may not be
supported by the full faith and credit of the
United States.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CORPORATE LOANS RISK, CREDIT RISK, EMERGING MARKETS RISK, DERIVATIVES RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, INFLATION MANAGED STRATEGY RISK, INFLATION-PROTECTED SECURITIES RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, SECTOR RISK, SELECTION
35

How the Fund Invests: NVIT J.P. Morgan Inflation Managed Fund (cont.)
RISK, SOVEREIGN DEBT RISK and U.S GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
36

How the Funds Invest: NVIT J.P. Morgan Innovators Fund
Objective
The NVIT J.P. Morgan Innovators Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund seeks to invest in stocks of companies that drive superior innovation through the efficient allocation of capital to research and development, leading potentially to higher growth and profitability. The subadviser seeks to invest in companies of any industry that it considers use research and development to drive innovation. As the manner in which issuers report their investments in research and development varies across companies, the subadviser seeks to identify portfolio securities using a bottom-up approach and in-depth fundamental research to identify high conviction issuers with strong fundamentals at a relatively attractive valuation. In selecting stocks, the subadviser seeks companies that it believes meets several of the following criteria:
●attractive market opportunity;
●increasing market share;
●improving profitability over time; and
●attractive expected returns driven by earnings and capital return.
The Fund invests considerably in stocks of U.S. companies, although it also may invest in dollar-denominated securities of foreign companies. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies. Companies in which the Fund invests may come from any industry or sector, and at times the Fund may increase the relative emphasis of its investments in a particular industry or sector. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.
The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if the stock meets or exceeds the subadviser's expectations, if the stock fails to meet the subadviser's expectations, due to balance sheet deterioration and/or in order to manage portfolio risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap and mid-cap companies – companies with
market capitalizations that are smaller than those of
companies included in the Russell 1000® Index. The
Russell 1000® Index measures the performance of stocks
issued by large U.S. companies. As of December 31,
2025, the market capitalization of the smallest company
included in the Russell 1000® Index was $121.7 million.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, LIMITED PORTFOLIO HOLDINGS RISK, MARKET RISK, SECTOR RISK, SELECTION RISK and SMALLER COMPANY RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
37

How the Funds Invest: NVIT J.P. Morgan Large Cap Growth Fund
Objective
The NVIT J.P. Morgan Large Cap Growth Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests in a portfolio of U.S. equity securities using a growth style of investing. The subadviser seeks stocks of companies that have the following characteristics: (1) a large potential customer base undergoing transformation due to market disruption; (2) the company has a sustainable competitive advantage and a history of success in identifying new business opportunities; and (3) good price momentum. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large-cap companies, which are those with market capitalizations within the range of the Russell 1000® Growth Index at the time of purchase. Most securities held by the Fund are issued by U.S. companies, although the Fund also may invest in securities of foreign companies. Securities of some foreign companies may be denominated in currencies other than the U.S. dollar.
In managing the Fund, the subadviser uses a research-driven fundamental process and a bottom-up approach to identify stocks of companies with positive price momentum and attractive fundamentals. This fundamental analysis includes examining both an issuer’s business and its management team. The subadviser seeks structural disconnects that allow businesses to exceed market expectations. These disconnects may result from demographic and/or cultural changes; technological advancements; and/or regulatory changes. Companies in which the Fund invests may come from any industry or sector, and at times the Fund may increase the relative emphasis of its investments in a particular industry or sector.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund may invest or to manage foreign currency risk. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. The Fund also may use foreign currency contracts, such as futures and forwards, to manage foreign currency risk.
The Fund is classified as a “non-diversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures are
derivatives, because their values are based on changes in
the values of an underlying asset or measure.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Forwards – similar to futures, a forward contract
obligates one party to buy, and the other party to sell, a
specific quantity of an underlying asset (such as a
particular currency) for an agreed-upon price at a future
date. Unlike futures, forwards are neither standardized
nor exchange-traded. Instead, forwards are privately
negotiated agreements, the terms of which are
customized by the contract parties, and trade over the
counter.

Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Growth style – investing in equity securities of
companies that the Fund’s subadviser believes have
above-average rates of earnings or cash flow growth
and which therefore may experience above-average
increases in stock prices.

Large-cap companies – companies with market
capitalizations similar to those of companies included in
the Russell 1000® Growth Index, which ranged from
$90.6 million to $4.0 trillion as of December 31, 2025.

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How the Funds Invest: NVIT J.P. Morgan Large Cap Growth Fund (cont.)
Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to DERIVATIVES RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, NONDIVERSIFIED FUND RISK, SECTOR RISK and SELECTION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
39

How the Funds Invest: NVIT J.P. Morgan U.S. Equity Fund
Objective
The NVIT J.P. Morgan U.S. Equity Fund seeks a high level of total return from a diversified portfolio of equity securities. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests primarily in equity securities of large-capitalization U.S. companies. Large-capitalization U.S. companies generally are those with market capitalizations similar to those of companies included in the S&P 500® Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For these purposes, a U.S. company is one whose stock trades on the New York Stock Exchange or NASDAQ. The Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use derivatives, primarily futures contracts, to gain exposure to its index or certain securities in its index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities.
The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500® Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500® Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500® Index.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to its assessment of their relative value. The subadviser assesses the impacts that various factors, such as governance, accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies may have on the cash flows of companies in which it may invest relative to other issuers. The subadviser generally buys equity securities that it determines to be undervalued, and considers selling them when they appear to be overvalued.
Key Terms:
Derivative – a contract, security or investment the value
of which is based on the performance of an underlying
financial asset, index or economic measure. Futures are
derivatives, because their values are based on changes in
the values of an underlying asset or measure.

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Futures – a contract that obligates the buyer to buy and
the seller to sell a specified quantity of an underlying
asset (or settle for the cash value of a contract based on
the underlying asset) at a specified price on the
contract’s maturity date. The assets underlying futures
contracts may be commodities, currencies, securities or
financial instruments, or even intangible measures such
as securities indexes or interest rates. Futures do not
represent direct investments in securities (such as stocks
and bonds) or commodities. Rather, futures are
derivatives, because their value is derived from the
performance of the assets or measures to which they
relate. Futures are standardized and traded on
exchanges, and therefore, typically are more liquid than
other types of derivatives.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to DERIVATIVES RISK,EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, MARKET RISK, REDEMPTIONS RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
40

How the Funds Invest: NVIT J.P. Morgan US Technology Leaders Fund
Objective
The NVIT J.P. Morgan US Technology Leaders Fund seeks long-term capital appreciation. This objective may be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
Principal Investment Strategies
The Fund invests in a portfolio of equity securities of technology companies that the subadviser believes the magnitude and/or duration of growth of which is underappreciated by the market. Many, if not most, of the securities in which the Fund invests are considered to be growth stocks. The Fund concentrates at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof:
●semiconductor
●semiconductor equipment
●hardware
●software
●internet
●information technology services
●networking
●communications equipment
●social media
●interactive media
●medical technology; and
●financial technology.
Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. companies in the aforementioned technology sector industries. For these purposes, a “U.S. company” is one whose stock is listed on either the New York Stock Exchange or NASDAQ.
The subadviser uses a fundamental, research-driven strategy that focuses on stock selection to drive performance, seeking high-conviction opportunities that may emerge from technology-driven disruption. The subadviser seeks to add value by favoring stocks in which the portfolio management team has conviction issued by technology companies that possess the following attributes: a disruptive business model, a large addressable market, a unique sustainable competitive advantage, and a proven management team. The Fund may invest in stocks of companies of any market capitalization, including small-cap and mid-cap companies. The Fund also may invest in securities of foreign companies that are denominated in U.S. dollars.
The Fund’s subadviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Key Terms:
Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.
Growth stocks – equity securities of companies that the
Fund’s subadviser believes have above-average rates of
earnings or cash flow growth and which therefore may
experience above-average increases in stock prices.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Small-cap and mid-cap companies – companies with
market capitalizations that are smaller than those of
companies included in the Russell 1000® Index. The
Russell 1000® Index measures the performance of stocks
issued by large U.S. companies. As of December 31,
2025, the market capitalization of the smallest company
included in the Russell 1000® Index was $121.7 million.

Principal Risks
The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET RISK, SECTOR RISK, SELECTION RISK, SMALLER COMPANY RISK and TECHNOLOGY SECTOR CONCENTRATION RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.
41

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Corporate loans risk – commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads (difference between the highest price a buyer is willing to pay for an asset and the lowest price that a seller is willing to accept for an asset) and extended trade settlement periods. Transactions in corporate loans may take longer than seven days to settle. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.
The corporate loans in which the Fund invests have speculative characteristics and are subject to high risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Furthermore, investments in corporate loans may not be considered “securities” for certain federal securities laws, and therefore the Fund may not be able to rely on the antifraud protections of the federal securities laws.
Loan participations and assignments– the Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties.  By purchasing a Participation, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation.  In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  When the Fund purchases an Assignment from a lender, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignment.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities the Fund
42

Risks of Investing in the Funds (cont.)
owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Data science investment approach risk – the subadviser relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the subadviser’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the subadviser’s strategy may not be successfully implemented and the Fund may lose value.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, a Fund's use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. A Fund's investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that a Fund is unable to close out a position because of market illiquidity, a Fund would not be able to prevent further losses of value in its derivative holdings.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing A Fund's losses and reducing A Fund's opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, A Fund may lose money.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
43

Risks of Investing in the Funds (cont.)
Swaps – using swaps can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund will lose money.
Credit default swaps – a credit default swap enables an investor to buy or sell protection against a credit event, such as a bond issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. Certain credit default swaps have been designated for mandatory central clearing. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund could sustain significant losses. Credit default swaps also are subject to the risk that the Fund will not assess properly the cost of the underlying investment. If the Fund is selling credit protection, it bears the risk that a credit event will occur, requiring the Fund to pay the counterparty the set value of the defaulted bonds. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit for the premium paid.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if a Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option’s exercise price. If this occurs, the option could be exercised and a Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If a Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option’s exercise price. If this occurs, the option could be exercised and a Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When a Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to a Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over-the-counter options, a Fund will be exposed to credit risk with regard to parties with whom it trades and also will bear the risk of settlement default. These risks differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement, and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund's investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
FLEX Options risk–the Fund may use FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer
44

Risks of Investing in the Funds (cont.)
sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Equity securities risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets often experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
ESG integration risk – a Fund's subadviser may employ an investment process that may integrate environmental, social and corporate governance (“ESG”) factors with traditional financial factors. The relevance and weightings of specific ESG factors to or within the investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the subadviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the subadviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no
45

Risks of Investing in the Funds (cont.)
guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, a Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The subadviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then a Fund will suffer a loss as the price of the company’s stock will fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
High-yield bonds risk – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities is considered speculative and may subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, funds that invest in high-yield bonds are subject to the following risks:
●increased price sensitivity to changing interest rates and to adverse economic and business developments;
●greater risk of loss due to default or declining credit quality;
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Risks of Investing in the Funds (cont.)
●greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due and
●negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by the Fund.
Inflation managed strategy risk–the Fund’s investment strategies may not work to generate inflation-protected total return. There is no guarantee that the use of derivatives will mimic a portfolio of inflation-protected bonds.
Inflation-protected securities risk – because of the inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The values of inflation-protected securities also normally decline when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury bond is yielding 5%, and inflation is 2%, the real interest rate is 3%. Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. If the index measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Any increase in the principal amount of an inflation-protected security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity. This means that the Fund could be required to make annual distributions to shareholders that exceed the amount of cash the Fund has received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. If the principal value of an inflation-linked bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. There also may be a delay between the time a change to the rate of inflation occurs and the time the adjustment for inflation is reflected in the value of the inflation-protected securities. In addition, inflation-linked securities are subject to the risk that the Consumer Price Index or other relevant pricing index will be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.
Although inflation-protected securities may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation or a lower level of inflation. If inflation is lower than expected during the period the Fund holds an inflation-protected security, the Fund may earn less on the security than on a conventional bond.
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of the Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Duration – the duration of a debt security estimates how much its price is affected by interest rate changes. For example, a duration of five years means the price of a debt security will change approximately 5% for every 1% change in its yield. Thus, the higher a security’s duration, the more volatile the security.
Limited portfolio holdings risk – because a Fund may hold large positions in a smaller number of securities, an increase or decrease in the value of such securities may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Liquidity risk – the risk that the Fund invests to a greater degree in instruments that trade in lower volumes and makes investments that are less liquid than other investments. Liquidity risk also includes the risk that the Fund makes investments that become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and
47

Risks of Investing in the Funds (cont.)
investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also refers to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in foreign issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Market risk – the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's investments.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Collateralized mortgage obligations risk– collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized-mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized-mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized-mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized-mortgage obligation tranche.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by the and making their prices more sensitive
48

Risks of Investing in the Funds (cont.)
to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
Nondiversified fund risk – because the NVIT J.P. Morgan Digital Evolution Strategy Fund and NVIT J.P. Morgan Large Cap Growth Fund may hold larger positions in fewer securities than other funds that are diversified, a single security’s increase or decrease in value may have a greater impact on the Fund's value and total return.
Options overlay strategy risk – when the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument or measure to the strike price (plus any premium received). In a rising market, the option may require an underlying instrument to be sold at a strike price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
S&P 500® ETF risk– to the extent that the Fund invests in options that derive their value from an S&P 500® ETF, the Fund’s investment performance may be influenced by the investment performance of such S&P 500® ETF. The value of any S&P 500® ETF will fluctuate over time based on fluctuations in the values of the securities held by the S&P 500® ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, an S&P 500® ETF is subject to index-related and passive management risks and ETF shares trading risk, including risks relating to the absence of an active market and premium/discount risk. Brokerage, tax and other expenses may negatively impact the performance of an S&P 500® ETF and, in turn, the value of the Fund’s investments. An S&P 500® ETF seeks to track the S&P 500® Index, but may not exactly match the performance of such index due to differences between the portfolio of the S&P 500® ETF and the components of the index, fees and expenses, transaction costs and other factors.
Portfolio turnover risk – the portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Fund buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in capital gains distributions to a Fund’s shareholders (tax implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
Redemptions risk – the Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” A fund-of-funds is a type of mutual fund that seeks to meet its investment objective primarily by investing in shares of other mutual funds. As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund's transaction costs and could cause the Fund's operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund's net asset value and liquidity.
Sector risk – investments in particular industries, sectors or types of debt securities may be more volatile than the overall stock or bond markets. Consequently, if a Fund emphasizes one or more industries, economic sectors or types of debt securities, it will be more susceptible to the financial, market, political or economic events affecting the particular issuers participating and industries participating in such sectors than funds that do not emphasize particular industries, sectors or types of debt securities.
Consumer discretionary – companies engaged in the consumer discretionary sector, including companies in the automobiles and components, consumer durables and apparel, consumer services, and consumer discretionary distribution and retail industry groups, are affected by fluctuations in supply and demand and changes in consumer preferences, social trends and marketing campaigns. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect companies in the consumer discretionary sector.
Communication services – companies in the communication services sector, including companies engaged in the diversified telecommunication services,
49

Risks of Investing in the Funds (cont.)
wireless telecommunication services, media, entertainment, and interactive media and services industries, may be subject to legislative or regulatory changes, adverse market conditions, and/or increased competition. These companies’ values are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence, and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Financials – a Fund may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Companies engaged in banking, financial services, consumer finance, capital markets, and insurance activities, as well as mortgage real estate investment trusts (REITs), are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financials sector and companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Companies in the financials sector have also been affected by increased competition, which could adversely affect the profitability or viability of such companies. Although regulators have focused on and taken measures to stabilize the financial system, bank failures and liquidity concerns continue to impact companies in the banking and financial services industries. Further regulatory intervention may be required to stabilize the U.S. banking industry if U.S. banks appear to be at a risk of failure, which could result in other unforeseen adverse impacts on the economy.
Health care – factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector. Companies in the health care sector include providers of health care and health care services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products, and life sciences tools and services companies.
Information technology – companies engaged in the information technology services, software, communications equipment, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and technology hardware, storage and peripherals industries face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products produced by information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect their profitability.
Technology–market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel, and government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies and companies that rely heavily on technology are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Selection risk – the risk that the securities or other instruments selected by a Fund's subadviser will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.
Smaller company risk – in general, stocks of small- and mid-cap companies trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in small- and
50

Risks of Investing in the Funds (cont.)
mid-cap companies requires a longer-term investment view and may not be appropriate for all investors.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.
Technology sector concentration risk – investing 25% or more of a Fund’s total assets in a select group of companies in technology sector industries could subject the Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries. This sector concentration exposes the Fund to risks associated with economic conditions in the technology sector. Due to intense global competition, a less diversified product line and other factors, companies that develop and/or rely on technology are often highly sensitive to downswings in the economy. Such companies may also experience volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Value style risk – over time, a value investing style will go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued is actually appropriately priced.
Volatility strategy risk – the subadviser may not be successful in managing the Fund with a lower level of volatility than the S&P 500® Index (the “Index”). Depending on market conditions during a particular time in a market cycle, the Fund’s volatility may not be lower than that of the Index. Because the Fund seeks lower relative volatility, the Fund may underperform the Index, particularly in rising markets. Options premium generated by the Fund will vary dependent on the prevailing volatility. When volatility increases, both premiums and the potential for capital appreciation also increase, but when volatility decreases, premiums and the potential for capital appreciation also decrease.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
51

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Subadvisers
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund's assets in accordance with a Fund's investment objective and strategies. With regard to the portion of a Fund's assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives from each Fund.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (“JPMIM”), located at 270 Park Avenue, New York, NY 10017, is the subadviser to each Fund. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM).
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT J.P. Morgan Digital Evolution Strategy Fund	0.00%
NVIT J.P. Morgan Equity and Options Total Return Fund	0.58%
NVIT J.P. Morgan Inflation Managed Fund	0.00%
NVIT J.P. Morgan Innovators Fund	0.00%
NVIT J.P. Morgan Large Cap Growth Fund	0.26%
NVIT J.P. Morgan U.S. Equity Fund	0.39%
NVIT J.P. Morgan US Technology Leaders Fund	0.04%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31,
2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
NVIT J.P. Morgan Digital Evolution Strategy Fund
Manish Goyal (Lead Portfolio Manager) and SK Prasad Borra are jointly responsible for the day-to-day management of the Fund.
Mr. Goyal is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
Mr. Borra is an Executive Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2016.
NVIT J.P. Morgan Equity and Options Total Return Fund
Hamilton Reiner (Lead Portfolio Manager), Eric Moreau, Matthew Bensen, CFA and Judy Jansen are jointly responsible for the day-to-day management of the Fund.
Mr. Reiner is a Managing Director at JPMIM and the Chief Investment Officer of the U.S. Core Equity Team and the Head of U.S. Equity Derivatives. He has been with the firm since 2009.
Mr. Moreau is an Executive Director at JPMIM. He has been with the firm since 2014.
Mr. Bensen is an Executive Director at JPMIM. He has been with the firm since 2015.
Ms. Jansen is an Executive Director at JPMIM. She has been with the firm since 2015.
NVIT J.P. Morgan Inflation Managed Fund
Scott E. Grimshaw, CFA, David Rooney, CFA and Edward Fitzpatrick III, CFA are jointly responsible for the day-to-day management of the Fund.
Mr. Grimshaw is Executive Director at JPMIM and a member of the Global Fixed Income, Currency & Commodities Group. He has been with the firm since 1988.
Mr. Rooney is Executive Director at JPMIM and a member of the Global Fixed Income, Currency & Commodities Group. He has been with the firm since 2012.
Mr. Fitzpatrick is Managing Director at JPMIM and a member of the Global Fixed Income, Currency & Commodities Group. He has been with the firm since 2013.
NVIT J.P. Morgan Innovators Fund
Manish Goyal is responsible for the day-to-day management of the Fund.
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Fund Management (cont.)
Mr. Goyal is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
NVIT J.P. Morgan Large Cap Growth Fund
Giri Devulapally (Lead Portfolio Manager), Joseph Wilson, Larry H. Lee, Holly Morris and Robert Maloney are jointly responsible for the day-to-day management of the Fund.
Mr. Devulapally is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2003.
Mr. Wilson is a Managing Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
Mr. Lee is a Managing Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2006.
Ms. Morris is a Managing Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. She has been with the firm since 2012.
Mr. Maloney is an Executive Director at JPMIM and a co-portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2013.
NVIT J.P. Morgan U.S. Equity Fund
Scott B. Davis (Lead Portfolio Manager) and Shilpee Raina, CFA are jointly responsible for the day-to-day management of the Fund.
Mr. Davis is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2006.
Ms. Raina is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. She has been with the firm since 2005.
NVIT J.P. Morgan US Technology Leaders Fund
Joseph Wilson (Lead Portfolio Manager) is responsible for the day-to-day management of the Fund. Jason Yum will be responsible for the day-to-day management of the Fund only in the absence of Joseph Wilson.
Mr. Wilson is a Managing Director at JPMIM and a portfolio manager in the JPMorgan U.S. Equity Group. He has been with the firm since 2014.
Mr. Yum is an Executive Director at JPMIM and a research analyst covering the technology sector for the Large Cap Growth and U.S. Technology strategies. He has been with firm since 2021.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
53

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this Prospectus.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Equity securities generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service. Securities traded on NASDAQ generally are valued
54

Investing with Nationwide Funds (cont.)
at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market
55

Investing with Nationwide Funds (cont.)
conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about a Fund's ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take
56

Investing with Nationwide Funds (cont.)
discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I, Class II shares and Class IV of the Funds are subject to a fee pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. The fee is paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and is based on the average daily net assets of the share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class I and Class II shares and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, is estimated to be as follows:
NVIT J.P. Morgan Digital Evolution Strategy Fund Class II shares: 0.25%.
NVIT J.P. Morgan Equity and Options Total Return Fund Class I, Class II and Class IV shares: 0.15%, 0.15% and 0.15%, respectively.
NVIT J.P. Morgan Inflation Managed Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT J.P. Morgan Large Cap Growth Fund Class I and Class II shares: 0.25% and 0.25%, respectively.
NVIT J.P. Morgan U.S. Equity Fund Class II shares: 0.25%.
NVIT J.P. Morgan US Technology Leaders Fund Class II shares: 0.25%.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
57

Investing with Nationwide Funds (cont.)
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
58

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
59

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
60

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class Y shares of the NVIT J.P. Morgan Equity and Options Total Return Fund have not commenced operations as of the date of this prospectus, no information for Class Y shares is shown.
61

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025(g)	$15.53	$(0.04)	$7.23	$7.19	$—	$(1.16)	$(1.16)	$21.56	46.48%	$21,011	0.96%	(0.29)%	1.75%	90.46%
Class Y Shares
12/31/2025	17.13	0.05	5.59	5.64	(0.04)	(1.16)	(1.20)	21.57	33.10%	15,731	0.56%	0.26%	1.44%	90.46%
12/31/2024	13.14	0.01	4.92	4.93	(0.01)	(0.93)	(0.94)	17.13	37.48%	10,845	0.62%	0.04%	1.82%	77.54%
12/31/2023	7.76	—	5.38	5.38	—	—	—	13.14	69.35%	5,286	0.62%	0.01%	2.96%	72.09%
12/31/2022(h)	10.00	(0.01)	(2.23)	(2.24)	—	—	—	7.76	(22.40)%	2,698	0.63%	(0.15)%	5.60%	66.62%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from May 2, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of May 1, 2025 through December 31, 2025.
(h) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
62

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN EQUITY AND OPTIONS TOTAL RETURN FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)	Portfolio Turnover(b)(e)
Class I Shares
12/31/2025	$23.00	$0.18	$3.52	$3.70	$(0.22)	$(1.95)	$(2.17)	$24.53	16.49%	$434,918	0.79%	0.75%	0.79%	91.00%
12/31/2024	21.20	0.24	2.67	2.91	(0.25)	(0.86)	(1.11)	23.00	13.66%	420,226	0.79%	1.02%	0.79%	19.96%
12/31/2023	22.00	0.30	1.42	1.72	(0.28)	(2.24)	(2.52)	21.20	8.27%	410,239	0.79%	1.37%	0.79%	20.34%
12/31/2022	27.22	0.28	(2.63)	(2.35)	(0.27)	(2.60)	(2.87)	22.00	(8.44)%	416,998	0.79%	1.16%	0.79%	25.96%
12/31/2021	23.53	0.20	4.90	5.10	(0.20)	(1.21)	(1.41)	27.22	21.88%	502,466	0.80%	0.79%	0.80%	17.86%
Class II Shares
12/31/2025	22.83	0.12	3.49	3.61	(0.16)	(1.95)	(2.11)	24.33	16.22%	109,585	1.04%	0.50%	1.04%	91.00%
12/31/2024	21.06	0.18	2.64	2.82	(0.19)	(0.86)	(1.05)	22.83	13.33%	104,948	1.04%	0.77%	1.04%	19.96%
12/31/2023	21.87	0.24	1.42	1.66	(0.23)	(2.24)	(2.47)	21.06	8.03%	104,400	1.04%	1.12%	1.04%	20.34%
12/31/2022	27.08	0.22	(2.62)	(2.40)	(0.21)	(2.60)	(2.81)	21.87	(8.66)%	105,627	1.04%	0.91%	1.04%	25.96%
12/31/2021	23.42	0.14	4.86	5.00	(0.13)	(1.21)	(1.34)	27.08	21.57%	128,404	1.05%	0.54%	1.05%	17.86%
Class IV Shares
12/31/2025	22.98	0.18	3.51	3.69	(0.22)	(1.95)	(2.17)	24.50	16.47%	165,607	0.79%	0.75%	0.79%	91.00%
12/31/2024	21.18	0.24	2.67	2.91	(0.25)	(0.86)	(1.11)	22.98	13.67%	151,352	0.79%	1.02%	0.79%	19.96%
12/31/2023	21.98	0.30	1.42	1.72	(0.28)	(2.24)	(2.52)	21.18	8.29%	143,021	0.79%	1.37%	0.79%	20.34%
12/31/2022	27.20	0.28	(2.63)	(2.35)	(0.27)	(2.60)	(2.87)	21.98	(8.45)%	139,336	0.79%	1.17%	0.79%	25.96%
12/31/2021	23.51	0.20	4.90	5.10	(0.20)	(1.21)	(1.41)	27.20	21.90%	160,843	0.80%	0.79%	0.80%	17.86%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
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FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN INFLATION MANAGED FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025(g)	$10.00	$0.27	$0.07	$0.34	$(0.06)	$(0.01)	$(0.07)	$10.27	3.36%	$12,900	0.47%	3.81%	0.47%	107.62%
Class II Shares
12/31/2025(g)	10.00	0.25	0.07	0.32	(0.06)	(0.01)	(0.07)	10.25	3.14%	236,896	0.75%	3.55%	0.93%	107.62%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from April 28, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of April 25, 2025 through December 31, 2025.
64

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN INNOVATORS FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class Y Shares
12/31/2025	$13.56	$0.03	$1.93	$1.96	$(0.03)	$(0.38)	$(0.41)	$15.11	14.47%	$9,840	0.62%	0.21%	1.93%	92.22%
12/31/2024	11.57	0.03	2.64	2.67	(0.03)	(0.65)	(0.68)	13.56	23.05%	7,673	0.62%	0.22%	2.25%	96.08%
12/31/2023	8.65	0.04	2.92	2.96	(0.04)	—	(0.04)	11.57	34.17%	5,280	0.62%	0.38%	2.82%	93.79%
12/31/2022(f)	10.00	0.02	(1.35)	(1.33)	(0.02)	—	(0.02)	8.65	(13.30)%	3,152	0.63%	0.37%	5.28%	52.19%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
65

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN LARGE CAP GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions							Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class I Shares
12/31/2025(g)	$15.45	$0.01	$3.23	$3.24	$—	$(0.02)	$—	$(0.02)	$18.67	20.96%	$25,934	0.69%	0.05%	0.95%	45.48%
Class II Shares
12/31/2025(g)	15.45	(0.01)	3.24	3.23	—	(0.02)	—	(0.02)	18.66	20.89%	297,018	0.79%	(0.06)%	1.21%	45.48%
Class Y Shares
12/31/2025	16.36	0.06	2.30	2.36	(0.04)	(0.02)	—	(0.06)	18.66	14.41%	31,184	0.44%	0.34%	1.01%	45.48%
12/31/2024	12.33	0.02	4.04	4.06	(0.02)	—	(0.01)	(0.03)	16.36	32.89%	18,343	0.62%	0.11%	1.33%	51.74%
12/31/2023	9.14	0.02	3.19	3.21	(0.02)	—	—	(0.02)	12.33	35.15%	9,304	0.62%	0.23%	1.93%	59.02%
12/31/2022(h)	10.00	0.05	(0.87)	(0.82)	(0.04)	—	—	(0.04)	9.14	(8.19)%	4,234	0.62%	0.77%	4.47%	12.22%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from May 2, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of May 1, 2025 through December 31, 2025.
(h) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
66

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN U.S. EQUITY FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class II Shares
12/31/2025	$21.01	$0.04	$2.91	$2.95	$(0.02)	$(0.19)	$(0.21)	$23.75	14.09%	$152,767	0.94%	0.17%	0.94%	43.89%
12/31/2024	16.99	0.06	3.96	4.02	—	—	—	21.01	23.66%	111,623	0.94%	0.31%	0.98%	54.75%
12/31/2023	13.49	0.11	3.49	3.60	(0.10)	—	(0.10)	16.99	26.73%	80,253	0.94%	0.70%	1.03%	51.24%
12/31/2022	16.94	0.10	(3.38)	(3.28)	(0.08)	(0.09)	(0.17)	13.49	(19.38)%	54,725	0.94%	0.69%	1.10%	47.17%
12/31/2021	13.62	0.05	3.74	3.79	(0.04)	(0.43)	(0.47)	16.94	27.93%	44,370	0.89%	0.33%	1.37%	61.64%
Class Y Shares
12/31/2025	20.93	0.15	2.92	3.07	(0.10)	(0.19)	(0.29)	23.71	14.69%	1,866,658	0.44%	0.68%	0.44%	43.89%
12/31/2024	16.89	0.16	3.93	4.09	(0.05)	—	(0.05)	20.93	24.23%(h)	908,224	0.43%	0.76%	0.43%	54.75%
12/31/2023	13.41	0.18	3.47	3.65	(0.17)	—	(0.17)	16.89	27.30%(h)	9	0.44%	1.20%	0.52%	51.24%
12/31/2022	16.83	0.17	(3.35)	(3.18)	(0.15)	(0.09)	(0.24)	13.41	(18.95)%(h)	7	0.44%	1.16%	0.61%	47.17%
12/31/2021	13.52	0.12	3.74	3.86	(0.12)	(0.43)	(0.55)	16.83	28.66%(h)	9	0.44%	0.80%	0.97%	61.64%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios include expenses reimbursed to the Advisor for the year 2025.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
67

FINANCIAL HIGHLIGHTS: NVIT J.P. MORGAN US TECHNOLOGY LEADERS FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)	Ratio of Net Investment Loss to Average Net Assets(d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)(f)
Class II Shares
12/31/2025(g)	$16.11	$(0.08)	$4.52	$4.44	$—	$(0.64)	$(0.64)	$19.91	27.60%(h)	$6	0.93%	(0.62)%	1.74%	62.33%
Class Y Shares
12/31/2025	17.27	(0.05)	3.35	3.30	—	(0.64)	(0.64)	19.93	19.15%	24,260	0.56%	(0.24)%	1.27%	62.33%
12/31/2024	13.47	(0.03)	3.87	3.84	—	(0.04)	(0.04)	17.27	28.52%	17,078	0.62%	(0.22)%	1.48%	60.67%
12/31/2023	8.17	(0.02)	5.32	5.30	—	—	—	13.47	64.87%	7,936	0.62%	(0.22)%	2.37%	31.34%
12/31/2022(i)	10.00	(0.01)	(1.82)	(1.83)	—	—	—	8.17	(18.30)%	3,137	0.63%	(0.12)%	5.35%	20.01%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from May 2, 2025 (commencement of operations) through December 31, 2025. Total return is calculated based on inception date of May 1, 2025 through December 31, 2025.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(i) For the period from April 28, 2022 (commencement of operations) through December 31, 2022. Total return is calculated based on inception date of April 27, 2022 through December 31, 2022.
68

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-JPMAC (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT Blueprint® Managed Growth Fund
Class I
Class II
NVIT Blueprint® Managed Growth & Income Fund
Class I
Class II
NVIT Investor Destinations Managed Growth Fund
Class I
Class II
NVIT Investor Destinations Managed Growth & Income Fund
Class I
Class II
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK

2	Fund Summaries
NVIT Blueprint® Managed Growth Fund
NVIT Blueprint® Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund
30	How the Funds Invest
Objectives
Principal Investment Strategies
Core Sleeves
Volatility Overlays
Blueprint Managed Growth Fund and Investor Destinations Managed Growth Fund
Blueprint Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund
About Asset Classes
The Underlying Funds
38	Risks of Investing in the Funds
47	Fund Management
49	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
54	Distributions and Taxes
55	Additional Information
56	Financial Highlights
61	Appendix
1

Fund Summary: NVIT Blueprint® Managed Growth Fund
Objective
Consistent with preservation of capital, the NVIT Blueprint® Managed Growth Fund (“Blueprint Managed Growth Fund” or the “Fund”) seeks growth primarily. Investment income is its secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.51%	0.51%
Total Annual Fund Operating Expenses	0.92%	1.17%
Fee Waiver/Expense Reimbursement(1),(2)	(0.19)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.73%	0.93%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.07% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$75	$274	$491	$1,114
Class II Shares	95	348	621	1,399
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.90% of the average value of its portfolio.
2

Fund Summary: NVIT Blueprint® Managed Growth Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value is expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks growth primarily and investment income secondarily by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Consistent with this investment strategy, as of February 27, 2026, the Core Sleeve allocated approximately 62% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 38% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 93% as of December 31, 2025, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately 7% as of December 31, 2025. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity. The term “Growth” in the Fund’s name does not refer to types of securities in which the Fund invests, but rather describes the Fund’s investment objective of primarily seeking capital growth.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These
3

Fund Summary: NVIT Blueprint® Managed Growth Fund (cont.)
strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates close to 60% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 80%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
4

Fund Summary: NVIT Blueprint® Managed Growth Fund (cont.)
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened
5

Fund Summary: NVIT Blueprint® Managed Growth Fund (cont.)
credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the
6

Fund Summary: NVIT Blueprint® Managed Growth Fund (cont.)
extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
6.21%
17.79%
-7.07%
15.42%
7.36%
15.41%
-15.23%
12.42%
11.08%
10.02%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	9.24%	–	4Q 2023
Lowest Quarter:	-11.24%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	10.28%	6.32%	7.05%
Class II Shares	10.02%	6.09%	6.83%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
7

Fund Summary: NVIT Blueprint® Managed Growth Fund (cont.)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
8

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund
Objective
The NVIT Blueprint® Managed Growth & Income Fund (“Blueprint Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.22%	0.22%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.49%	0.49%
Total Annual Fund Operating Expenses	0.91%	1.16%
Fee Waiver/Expense Reimbursement(1),(2)	(0.17)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.74%	0.94%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.10% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2)
The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2027. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$76	$273	$487	$1,104
Class II Shares	96	347	617	1,389
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.49% of the average value of its portfolio.
9

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value is expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Some Underlying Funds use futures, forwards, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. Consistent with this investment strategy, as of February 27, 2026, the Core Sleeve allocated approximately 50% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 50% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 94% as of December 31, 2025, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately 6% as of December 31, 2025. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity. The terms “Growth” and “Income” in the Fund’s name do not refer to types of securities in which the Fund invests, but rather describe the Fund’s investment objective of seeking a high level of total return, consisting of capital growth and investment income.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These
10

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund (cont.)
strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates close to 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
11

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund (cont.)
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
12

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund (cont.)
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
13

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund (cont.)
 Forwards – using forwards can involve greater risks than if the Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, the Fund will lose money.
 Currency exposure – the Fund’s investments in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”) may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying security.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
14

Fund Summary: NVIT Blueprint® Managed Growth & Income Fund (cont.)
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
5.56%
14.77%
-7.01%
13.85%
5.04%
10.08%
-13.82%
12.49%
8.71%
9.17%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	8.73%	–	4Q 2023
Lowest Quarter:	-8.45%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	9.39%	5.04%	5.69%
Class II Shares	9.17%	4.84%	5.49%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
15

Fund Summary: NVIT Investor Destinations Managed Growth Fund
Objective
Consistent with preservation of capital, the NVIT Investor Destinations Managed Growth Fund (“Investor Destinations Managed Growth Fund” or the “Fund”) seeks growth primarily. Investment income is its secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.40%	0.40%
Total Annual Fund Operating Expenses	0.74%	0.99%
Fee Waiver/Expense Reimbursement(1)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.71%	0.96%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.16% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$73	$234	$409	$916
Class II Shares	98	312	544	1,210
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.64% of the average value of its portfolio.
16

Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value is expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks growth primarily and investment income secondarily by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of February 27, 2026, the Core Sleeve allocated approximately 61% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 39% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 95% as of December 31, 2025, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately 5% as of December 31, 2025. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity. The term “Growth” in the Fund’s name does not refer to types of securities in which the Fund invests, but rather describes the Fund’s investment objective of seeking capital growth primarily.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund
17

Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates close to 60% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 80%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at
19

Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
6.95%
16.96%
-6.05%
15.25%
6.33%
12.01%
-15.16%
12.96%
9.12%
10.69%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	9.21%	–	4Q 2023
Lowest Quarter:	-10.53%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	10.92%	5.59%	6.71%
Class II Shares	10.69%	5.33%	6.44%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
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Fund Summary: NVIT Investor Destinations Managed Growth Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
22

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund
Objective
The NVIT Investor Destinations Managed Growth & Income Fund (“Investor Destinations Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	0.72%	0.97%
Fee Waiver/Expense Reimbursement(1)	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.67%	0.92%
(1)
Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.15% until at least April 30, 2027. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$68	$225	$396	$890
Class II Shares	94	304	531	1,185
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.00% of the average value of its portfolio.
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Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests primarily in mutual funds offered by Nationwide Variable Insurance Trust and unaffiliated exchange-traded funds (“ETFs”) (each, an “Underlying Fund” or collectively, “Underlying Funds”).
Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Certain Underlying Funds are actively managed, and other Underlying Funds are “index” funds, which means they seek to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value is expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of February 27, 2026, the Core Sleeve allocated approximately 52% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 48% of its net assets to bonds.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 96% as of December 31, 2025, this amount may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve, although this amount was approximately 4% as of December 31, 2025. The investment adviser generally buys or sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity. The terms “Growth” and “Income” in the Fund’s name do not refer to types of securities in which the Fund invests, but rather describe the Fund’s investment objective of seeking a high level of total return, consisting of capital growth and investment income.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund
24

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates close to 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser or subadviser, or an Underlying Fund's subadviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) NFA's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the Adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. Although the Fund may invest a portion of its assets in unaffiliated Underlying Funds, there is no assurance that it will do so. To the extent that it is appropriate or suitable for a Fund's investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not) be one or more comparable unaffiliated Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
25

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
Market risk – the risk that one or more markets in which the Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Cash position risk – the Fund or Underlying Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at
26

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
unfavorable times and conditions. Investments in foreign securities tend to have more exposure to liquidity risk than domestic securities.
Mortgage-backed securities risk – mortgage-backed securities generally are subject to the same types of risk that apply to other debt securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund or Underlying Fund. Certain derivatives held by a Fund or Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund or an Underlying Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. Investments in options are considered speculative. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option's exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
 Swaps – using swaps can involve greater risks than if an Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund's losses and reducing an Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Underlying Fund will lose money.
Short sales risk – the Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, an Underlying Fund will be subject to expenses related to short positions that
27

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short positions). These expenses will impact negatively the performance of the Fund. Short positions introduce more risk to an Underlying Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index is likely to be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the MSCI All Country World Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

20%
10%
0%
-10%
-20%
5.71%
14.03%
-5.63%
13.00%
4.56%
7.57%
-14.17%
12.13%
7.60%
9.42%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	8.69%	–	4Q 2023
Lowest Quarter:	-7.42%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	9.77%	4.30%	5.33%
Class II Shares	9.42%	4.04%	5.06%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
28

Fund Summary: NVIT Investor Destinations Managed Growth & Income Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
29

How the Funds Invest: NVIT Managed Series Funds
Objectives
Consistent with preservation of capital, the NVIT Blueprint® Managed Growth Fund (“Blueprint Managed Growth Fund”) seeks growth primarily and investment income secondarily.
The NVIT Blueprint® Managed Growth & Income Fund (“Blueprint Managed Growth & Income Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
Consistent with preservation of capital, the NVIT Investor Destinations Managed Growth Fund (“Investor Destinations Managed Growth Fund”) seeks growth primarily and investment income secondarily.
The NVIT Investor Destinations Managed Growth & Income Fund (“Investor Destinations Managed Growth & Income Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.
These investment objectives may be changed without shareholder approval by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Each Fund aims to provide different levels of potential growth and investment income at different risk levels through diversification across traditional asset classes– U.S. stocks, international stocks and bonds– while seeking to maintain within acceptable levels the risks that may result from equity market volatility. Each Fund consists of two main components. The Core Sleeve constitutes the majority of a Fund’s portfolio, and operates as a “fund-of-funds” by investing in Underlying Funds offered primarily by the Trust and in unaffiliated exchange-traded funds. Each Underlying Fund in turn invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Some Underlying Funds use futures, swaps and options, which are derivatives, either to hedge against investment risks, to obtain exposure to certain securities or groups of securities, to take short positions in certain securities, or otherwise to increase returns. The remainder of each Fund consists of the Volatility Overlay, which is a separate portion of assets that invests in short-term fixed-income securities or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay will result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
Volatility – the degree to which the value of the Fund’s
portfolio may be expected to rise or fall within a period
of time. A high level of volatility means that the Fund’s
value is expected to increase or decrease significantly
over a period of time. A lower level of volatility means
that the Fund’s value is not expected to fluctuate so
significantly.

Each Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.
Although the Funds seek to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, each Fund may invest directly in securities and derivatives in addition to investing in Underlying Funds. Further, most of the Underlying Funds in which each Fund invests are diversified.
Core Sleeves
Each Fund’s Core Sleeve consists of approximately 95% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of any Fund’s Core Sleeve at its discretion. The Core Sleeves of the NVIT Blueprint® Managed Growth Fund and NVIT Blueprint® Managed Growth & Income Fund (the “Blueprint Managed Funds”) invest in Underlying Funds that generally pursue an “active” style of management, meaning that their portfolio managers actively make investment decisions and initiate buying and selling of securities with the goal of
30

How the Funds Invest: NVIT Managed Series Funds (cont.)
maximizing investment return. By contrast, the Core Sleeves of the NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund (the “Investor Destinations Managed Funds”) invest to a degree in Underlying Funds that are index funds. Index funds employ a “passive” management approach that seeks to match the investment returns of specified stock or bond indices before the deduction of the Underlying Funds’ expenses. This means that some of the Underlying Funds in which the Investor Destinations Managed Funds invest will buy or sell securities only when their subadvisers believe it necessary in order to match the returns of their respective benchmark indices, and not based on their economic, financial or market analyses.
For each Fund, the investment adviser (“Adviser”) establishes an anticipated allocation among different asset classes appropriate for a particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Fund’s investment objective.
Shares of each Fund are offered to separate accounts of Nationwide Life as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which contain certain guarantees. The Adviser and Nationwide Life are each wholly owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s allocations may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management– Investment Adviser” on page 47.
Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
Volatility Overlays
Each Fund’s Volatility Overlay consists of approximately 5% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of any Fund’s Volatility Overlay at its discretion. The Volatility Overlay is designed to manage the volatility of each Fund’s portfolio over a full market cycle by using stock index futures dynamically to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. Each Fund’s Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, a Volatility Overlay will typically seek to decrease its Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by a Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, a Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Funds to leverage.
The amount of each Fund’s assets allocated to the Core Sleeve may fluctuate within a general range of 90%–100% of the Fund’s overall portfolio. Similarly, the amount of each Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%–10% in inverse correlation with the Core Sleeve.
Each Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund, provided, however, that any such adjustment will be made in the sole judgment of NFA.
Blueprint Managed Growth Fund and Investor Destinations Managed Growth Fund
The Core Sleeves of the Blueprint Managed Growth Fund and Investor Destinations Managed Growth Fund pursue their objective by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Each Core Sleeve also invests in Underlying Funds that invest in fixed-income securities (including mortgage-backed and/or asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Although each Fund allocates close to 60% of the Core Sleeve’s assets to equity investments, its Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0%–80%, depending on market conditions.
31

How the Funds Invest: NVIT Managed Series Funds (cont.)
Blueprint Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund
The Core Sleeves of the Blueprint Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund pursue their objective by investing in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed and/or asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds) in order to generate investment income. Although each Fund allocates close to 50% of the Core Sleeve’s assets to equity investments, its Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0%–65%, depending on market conditions.
About Asset Classes
An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds and foreign securities. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain common stocks and/or preferred stocks; large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; and/or growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining the various asset classes, described below, in different percentage combinations, each Fund seeks to provide different levels of potential risk and rewards.
Set forth below are the asset classes in which each Fund invests, as appropriate to its specific investment objective and risk profile:
U.S. Stocks
●Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $121.7 million to $4.4 trillion as of December 31, 2025.
●Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the S&P MidCap 400® Index, ranging from $472.8 million to $32.99 billion as of December 31, 2025.
●Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $21.8 billion as of December 31, 2025.
International Stocks – stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. For the Investor Destinations Managed Funds, international stocks are stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”). For the Blueprint Managed Funds, international stocks may include both developed market countries as well as emerging market countries, which are developing and low- or middle-income countries as included in the MSCI Emerging Markets® Index. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, asset-backed securities or mortgage-backed securities. Bonds may include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch), although the Blueprint Managed Funds may invest also in high-yield bonds, which are rated below investment grade.
The Underlying Funds
To the extent that it is appropriate or suitable for a Fund’s investment objective, the Adviser expects to invest in affiliated Underlying Funds without considering or canvassing the universe of unaffiliated Underlying Funds available, even though there may (or may not be) one or more comparable unaffiliated Underlying Funds.
Blueprint Managed Funds
Set forth below are the Underlying Funds that may be eligible as of February 27, 2026, to represent the asset classes in which the Blueprint Managed Funds’ Core Sleeves invest. The Adviser reserves the right to add, delete or
32

How the Funds Invest: NVIT Managed Series Funds (cont.)
change the Underlying Funds selected without notice to shareholders.
ASSET CLASS	UNDERLYING FUNDS
Large-Cap Stocks	NATIONWIDE LARGE CAP EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies.
NVIT U.S. 130/30 EQUITY FUND. This Underlying Fund seeks long- term growth of capital by taking long and short positions in stocks of large-capitalization companies.
NVIT GS LARGE CAP EQUITY FUND. This Underlying Fund seeks long-term growth of capital and dividend income by investing in large-cap U.S. issuers.
NVIT J.P. MORGAN U.S. EQUITY
FUND. This Underlying Fund seeks
a high level of total return from a
diversified portfolio of equity
securities by investing in equity
securities of large-capitalization
U.S. companies.

Small Cap Stocks	NVIT GS SMALL CAP EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in small-cap U.S. issuers.
ASSET CLASS	UNDERLYING FUNDS
International Stocks	NATIONWIDE INTERNATIONAL EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of foreign companies.
NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of emerging country issuers.
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity investments in non- U.S. issuers.
NVIT FIDELITY INSTITUTIONAL
AM® EMERGING MARKETS
FUND. This Underlying Fund seeks
long-term capital growth by
investing primarily in equity
securities of companies located in
emerging market countries.

33

How the Funds Invest: NVIT Managed Series Funds (cont.)
ASSET CLASS	UNDERLYING FUNDS
Bonds	NATIONWIDE INFLATION- PROTECTED SECURITIES FUND. This Underlying Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.
NATIONWIDE LOOMIS CORE BOND FUND. This Underlying Fund seeks total return by investing, under normal circumstances, at least 80% of its net assets in bonds.
NVIT LOOMIS CORE BOND FUND. This Underlying Fund seeks high current income while preserving capital by investing, under normal circumstances, at least 80% of its net assets in bonds.
NVIT LOOMIS SHORT TERM
BOND FUND. This Underlying
Fund seeks to provide a high level
of current income while
preserving capital and minimizing
fluctuations in share value by
investing primarily in
U.S. government securities,
mortgage- and asset-backed
securities, and corporate bonds
that are investment grade.

NATIONWIDE STRATEGIC
INCOME FUND. This Underlying
Fund seeks to provide a high level
of current income by employing a
flexible investment approach,
allocating across different types of
debt securities with few
limitations as to credit quality,
geography, maturity or sector.

Investor Destinations Managed Funds
Set forth below are the Underlying Funds that may be eligible as of February 27, 2026, to represent the asset classes in which the Investor Destinations Managed Funds’ Core Sleeves invest. The Adviser reserves the right to add, delete or change the Underlying Funds selected without notice to shareholders.
ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks	NATIONWIDE LARGE CAP EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies.
NVIT S&P 500 INDEX FUND. This Underlying Fund seeks to track the S&P 500® Index, an index maintained by Standard & Poor’s that includes 500 U.S. large-cap companies.
NATIONWIDE FUNDAMENTAL
ALL CAP EQUITY PORTFOLIO.
This Underlying Fund seeks to
provide long-term capital growth
by outperforming the Russell
3000® Index over a full market
cycle while maintaining a similar
level of market risk as the Russell
3000® Index. It invests in equity
securities issued by companies of
any market capitalization,
including large-cap, mid-cap and
small-cap securities.

NVIT J.P. MORGAN U.S. EQUITY
FUND. This Underlying Fund seeks
a high level of total return from a
diversified portfolio of equity
securities by investing in equity
securities of large-capitalization
U.S. companies.

Mid-Cap Stocks	NVIT MID CAP INDEX FUND. This Underlying Fund seeks to track the S&P MidCap 400® Index, an index which includes 400 common stocks issued by U.S. mid-cap companies.
Small-Cap Stocks	NVIT SMALL CAP INDEX FUND. This Underlying Fund seeks to track the Russell 2000® Index, an index which includes 2000 common stocks issued by U.S. small-cap companies.
34

How the Funds Invest: NVIT Managed Series Funds (cont.)
ASSET CLASS	UNDERLYING INVESTMENTS
International Stocks	NATIONWIDE INTERNATIONAL EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of foreign companies.
NVIT INTERNATIONAL INDEX
FUND. This Underlying Fund seeks
to track the MSCI Europe,
Australasia and Far East Index
(MSCI EAFE® Index), an index
which includes stocks of
companies located, or whose
stocks are traded on exchanges, in
developed countries overseas.

NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of emerging country issuers.
NVIT FIDELITY INSTITUTIONAL
AM® EMERGING MARKETS
FUND. This Underlying Fund seeks
long-term capital growth by
investing primarily in equity
securities of companies located in
emerging market countries.

ASSET CLASS	UNDERLYING INVESTMENTS
Bonds
NATIONWIDE BOND PORTFOLIO.
This Underlying Fund seeks to
incrementally exceed the total
return of the Bloomberg
U.S. Aggregate Bond Index
(“Aggregate Bond Index”), before
the deduction of Fund expenses,
over a full market cycle. The
Aggregate Bond Index is a broad-
based market-weighted index that
measures U.S. dollar denominated
investment grade bonds of
different types with maturities
greater than one year.

NATIONWIDE INFLATION- PROTECTED SECURITIES FUND. This Underlying Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.
NVIT BOND INDEX FUND. This
Underlying Fund seeks to track the
Bloomberg U.S. Aggregate Bond
Index, an index which includes a
broad-based mix of
U.S. investment grade bonds with
maturities greater than one year.

35

How the Funds Invest: NVIT Managed Series Funds (cont.)
ASSET CLASS	UNDERLYING INVESTMENTS
Bonds	NATIONWIDE LOOMIS CORE BOND FUND. This Underlying Fund seeks total return by investing, under normal circumstances, at least 80% of its net assets in bonds.
NVIT LOOMIS CORE BOND FUND. This Underlying Fund seeks high current income while preserving capital by investing, under normal circumstances, at least 80% of its net assets in bonds.
NVIT LOOMIS SHORT TERM
BOND FUND. This Underlying
Fund seeks to provide a high level
of current income while
preserving capital and minimizing
fluctuations in share value by
investing primarily in
U.S. government securities,
mortgage- and asset-backed
securities, and corporate bonds
that are investment grade.

NATIONWIDE STRATEGIC
INCOME FUND. This Underlying
Fund seeks to provide a high level
of current income by employing a
flexible investment approach,
allocating across different types of
debt securities with few
limitations as to credit quality,
geography, maturity or sector.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds may invest as of February 27, 2026.
36

How the Funds Invest: NVIT Managed Series Funds (cont.)
Nationwide Fund Advisors (the “Adviser”) establishes an anticipated allocation among different asset classes appropriate for each Fund’s Core Sleeve risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each anticipated asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s Core Sleeve assets that will be allocated to each such Underlying Fund.
The table below shows the approximate allocations for each Fund’s Core Sleeve, stated as a percentage of the Core Sleeve’s net assets as of February 27, 2026. However, due to market value fluctuations or other factors, actual allocations may vary over time. In addition, the asset class allocations themselves may change over time in order for each Core Sleeve to meet its Fund’s respective objective or as economic and/or market conditions warrant.
Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the allocations at any time and without notice. The Appendix contains information about the affiliated Underlying Funds in which the Funds may invest as of February 27, 2026. The Funds also may invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds or ETFs that are chosen either to complement or replace the Underlying Funds.
Information concerning each Fund’s actual allocations to Underlying Funds will be available in each Fund’s Semiannual and Annual Report and on the Trust’s internet site (nationwide.com/mutualfundsnvit) from time to time.
ASSET CLASSES	CORE SLEEVE ALLOCATION RANGES
	Blueprint Managed Growth Fund	Investor Destinations Managed Growth Fund	Blueprint Managed Growth & Income Fund	Investor Destinations Managed Growth & Income Fund
U.S. STOCKS	55%	40%	43%	36%
INTERNATIONAL STOCKS	7%	21%	7%	16%
BONDS	38%	39%	50%	48%
The Adviser is also the investment adviser of most Underlying Funds. Because an investor is investing indirectly in the Underlying Funds through a Fund’s Core Sleeve, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
37

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund, via its Core Sleeve, invests primarily in other mutual funds. These risks include the following:
●Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest.
●Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which its Core Sleeve invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance will be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
●Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.
●Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds, as well as allocation between a Fund’s Core Sleeve and its Volatility Overlay, are incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
●Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser is subject to a conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds. The Adviser receives advisory fees from affiliated Underlying Funds and, therefore, has an incentive to invest the Fund’s assets in affiliated Underlying Funds instead of unaffiliated Underlying Funds. In addition, the Adviser might have an interest in making an investment in an affiliated Underlying Fund, or in maintaining an existing investment in an affiliated Underlying Fund, in order to benefit that affiliated Underlying Fund (for example, by assisting the affiliated Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Funds and must act in the best interest of each Fund.
Exchange-traded funds risk – when an Investor Destinations Managed Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to an Investor Destinations Managed Fund’s direct fees and expenses. In addition, an Investor Destinations Managed Fund will be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). An Investor Destinations Managed Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for
38

Risks of Investing in the Funds (cont.)
an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Limited portfolio holdings risk – because a Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by a Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadviser(s), will not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's or an Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund or an Underlying Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's or an Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's or an Underlying Fund's investments.
Risks Associated with U.S. and International Stocks
Equity securities risk – refers to the possibility that a Fund could lose value if the individual equity securities in which the Fund or an Underlying Fund has invested, the overall stock markets in which those stocks trade and/or stock index futures held long by the Fund decline in price. A Fund also could lose value if the Fund holds short positions in stock index futures in anticipation that such stock markets will decline, but instead such stock markets increase in value. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Risks Associated with Fixed-Income Securities (Bonds)
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund or an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's or an Underlying Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt
39

Risks of Investing in the Funds (cont.)
obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by the Fund's or Underlying Fund's subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund's or Underlying Fund's subadviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund or an Underlying Fund must rely entirely on the credit assessment of the Fund's or Underlying Fund's subadviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund or an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's or an Underlying Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund or an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund or an Underlying Fund may not recover the premium, resulting in a capital loss.
Asset-backed securities risk – like traditional debt securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also are subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund
40

Risks of Investing in the Funds (cont.)
reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.
The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.
Mortgage-backed securities risk – these debt securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other debt securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities generally have higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates normally cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.
High-yield bonds risk – to the extent an Underlying Fund invests in high-yield bonds (often referred to as, “junk bonds”) and other lower-rated bonds, the Underlying Fund will be subject to substantial risk of loss. Investments in these securities are considered speculative. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:
●greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
●wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
●greater risk of loss due to declining credit quality.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
41

Risks of Investing in the Funds (cont.)
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Additional Principal Risks that May Affect the Funds
Leverage risk – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage will require the Fund to make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing the Fund’s or Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
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Risks of Investing in the Funds (cont.)
●their use reduces liquidity and makes the Fund or Underlying Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s or Underlying Fund’s losses and reducing the Fund’s or Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund or Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or futures contract (or settle for cash of an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Underlying Fund writes (sells) an option, it profits if the option expires unexercised, because it retains the premium the buyer of the option paid. However, if the Underlying Fund writes a call option, it incurs the risk that the market price of the underlying security or futures contract will increase above the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to sell the underlying security or futures contract at a lower price than its current market value. If the Underlying Fund writes a put option, it incurs the risk that the market value of the underlying security or futures contract will decrease below the option’s exercise price. If this occurs, the option could be exercised and the Underlying Fund would be forced to buy the underlying security or futures contract at a higher price than its current market value. When the Underlying Fund purchases an option, it will lose the premium paid for the option if the price of the underlying security or futures contract decreases or remains the same (in the case of a call option) or increases or remains the same (in the case of a put option). If an option purchased by the Underlying Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Underlying Fund will be exposed to credit risk with regard to parties with whom it trades and also will bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking-to-market and settlement and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps are complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, the Underlying Fund could sustain significant losses.
Equity swaps – an equity swap enables an investor to buy or sell investment exposure linked to the total return (including dividends) of an underlying stock, group of stocks or stock index. Until equity swaps are designated for mandatory central clearing, the terms of an equity swap generally are privately negotiated by the Underlying Fund and the swap counterparty. An equity swap may be embedded within a structured note or other derivative instrument. Equity swaps are subject to stock market risk of the underlying stock, group of stocks or stock index in addition to counterparty credit risk. An equity swap could result in losses if the underlying stock, group of stocks, or stock index does not perform as anticipated.
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Risks of Investing in the Funds (cont.)
Interest rate swaps – interest rate swaps allow parties to exchange their rights to receive payments on a security or other reference rate. The use of interest rate swaps involves the risk that an Underlying Fund’s subadviser will not accurately predict anticipated changes in interest rates, which may result in losses to the Underlying Fund. Interest rate swaps also involve the possible failure of a counterparty to perform in accordance with the terms of the swap agreement. If a counterparty defaults on its obligations under a swap agreement, the Underlying Fund may lose any amount it expected to receive from the counterparty, potentially including amounts in excess of the Fund’s initial investment.
Total return swaps – total return swaps allow the party receiving the total return to gain exposure and benefit from an underlying reference asset without actually having to own it. Total return swaps will create leverage and the Fund may experience substantial gains or losses in value as a result of relatively small changes in the value of the underlying asset. In addition, total return swaps are subject to credit and counterparty risk. If the counterparty fails to meet its obligations the Underlying Fund could sustain significant losses. Total return swaps also are subject to the risk that the Underlying Fund will not properly assess the value of the underlying asset. If the Underlying Fund is the buyer of a total return swap, the Underlying Fund will lose money if the total return of the underlying asset is less than the Underlying Fund’s obligation to pay a fixed or floating rate of interest. If the Underlying Fund is the seller of a total return swap, the Underlying Fund will lose money if the total returns of the underlying asset are greater than the fixed or floating rate of interest it would receive.
Forwards – using forwards can involve greater risks than if a Fund were to invest directly in the underlying securities or assets. Because forwards often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing an Underlying Fund’s opportunities for gains. Currently there are few central exchanges or markets for forward contracts, and therefore they may be less liquid than exchange-traded instruments. If a forward counterparty fails to meet its obligations under the contract, an Underlying Fund, and therefore a Fund, will lose money.
Foreign currency contracts – a forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock or bond. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, an Underlying Fund’s use of a currency hedging program will result in lower returns than if no currency hedging program were in effect. Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. An Underlying Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent an Underlying Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that an Underlying Fund is unable to close out a position because of market illiquidity, an Underlying Fund may not be able to prevent further losses of value in its derivative holdings.
Nationwide Fund Advisors, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to the regulation as a commodity pool operator under the CEA in its management of the Funds.
Short position risk – a Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Short sales risk – a Fund will suffer a loss if an Underlying Fund takes a short position in a security and the price of the security rises rather than falls. Short positions expose the Underlying Fund to the risk that it will be required to cover the short position at a time when the security has appreciated in value, thus resulting in a loss to a Fund. A Fund’s investment performance also will suffer if an Underlying Fund is required to close out a short position earlier than it had intended. In addition, a Fund is subject to expenses related to short positions that typically are not associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Underlying Fund’s open short
44

Risks of Investing in the Funds (cont.)
positions). These expenses will impact negatively the performance of a Fund. Short positions introduce more risk to a Fund than long positions because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security held in a short position. Therefore, in theory, securities held short present unlimited risk.
Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect a Fund's or an Underlying Fund’s value or prevent a Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds and Underlying Funds that invest in fixed-income securities and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Cash position risk – a Fund or Underlying Fund may hold significant positions in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings will negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * *
The Trust does not believe that cybersecurity risk, discussed below, is a principal risk of investing in the Funds. The following is identified as a non-principal risk:
Cybersecurity risk – the Adviser’s provision of each Fund’s volatility management program depends on technology and therefore may be susceptible to operational and information risks resulting from cyber-attacks. Cyber-attacks may include, among others, “ransomware” attacks, the injection of computer viruses or malicious software code, stealing or corrupting proprietary or confidential information and other data that is maintained digitally, denial-of-service attacks causing operational disruption and/or the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact or interfere with the Adviser’s ability to provide the Funds' volatility management program effectively. In the event of a cyber-attack that could impact the Adviser’s ability to provide a volatility management program, the Adviser shall have the discretion to: (i) close-out existing futures transactions; (ii) temporarily suspend the volatility management program, and/or (iii) take such other actions that the Adviser reasonably believes to be necessary to protect the best interests of the Fund and its shareholders. If this occurs, a Fund may have no protection from market volatility and may experience losses or underperformance.
* * * * * *
Temporary defensive positions – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund's management believes that business, economic, political or financial conditions warrant, each Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents each Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. A description of the Funds' policies
45

Risks of Investing in the Funds (cont.)
and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
46

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Subject to the oversight of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates each Fund’s assets between its Core Sleeve and its Volatility Overlay, and allocates the assets within each Fund’s Core Sleeve according to its anticipated allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. NFA also administers each Fund’s volatility management program and daily provides the subadviser with the index notional exposure required for futures positions for each Fund. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.
Subadviser
Subject to the oversight of NFA and the Board of Trustees, a subadviser will manage all or a portion of the assets in each Fund’s Volatility Overlay in accordance with the Fund’s investment objective and strategies. With regard to each Fund’s Volatility Overlay, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations. The subadviser is also responsible for maintaining all outstanding margin accounts and, to the extent not managed by NFA, residual cash, and for monitoring the value of each Fund’s futures positions. NFA pays the subadviser from the management fee it receives from each Fund.
NWAM is the subadviser for each Fund’s Volatility Overlay. NWAM is located at One Nationwide Plaza, Columbus, OH 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual and is an affiliate of NFA.
The Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Certain conflicts of interest thus may exist because Nationwide Life is affiliated with NFA and NWAM, and one reason for each Fund’s Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting guaranteed benefits available through Variable Contracts. Accordingly, the risk exists that, either in providing each Fund’s volatility management program or in establishing each Fund’s asset class allocation, NFA and NWAM may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. As the Funds’ investment adviser and subadviser, respectively, NFA and NWAM nonetheless have a fiduciary duty to each Fund and must act in the best interests of each Fund’s shareholders. NFA therefore has developed an investment allocation process that seeks to ensure that the Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Funds’ shares. Further, NFA and NWAM together have adopted various policies, procedures and compliance controls that are intended to identify, monitor and address actual or potential conflicts of interest in order to safeguard the best interests of the Funds’ shareholders.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Blueprint Managed Growth & Income Fund	0.05%
NVIT Blueprint Managed Growth Fund	0.03%
NVIT Investor Destinations Managed Growth & Income Fund	0.10%
NVIT Investor Destinations Managed Growth Fund	0.12%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
47

Fund Management (cont.)
Portfolio Management
NFA
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) each Core Sleeve's respective asset class allocations, (2) selection of the Underlying Funds in which the Core Sleeves invest, and (3) administering the volatility management program and providing the subadviser daily with index notional exposures required for futures positions. As Portfolio Managers, they are jointly responsible for overseeing diversified portfolios that invest across multiple asset classes through underlying funds. The role involves setting strategic and tactical asset allocation, selecting and monitoring managers, and managing risk.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company (“Nationwide Mutual”) in November 2004, building the external manager platform for long only, hedge fund and private equity investments for Nationwide’s general account and pension assets. He joined NFA in 2016.
Mr. Robinette is a Senior Investment Professional of Multi-Asset Investments for NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a portfolio of hedge funds and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Investment Professional of Multi-Asset Investments for NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund manager selection and due diligence as well as portfolio risk management.
NWAM
Michael Charron, CFA, FRM; Thomas Christensen and Joseph Hanosek, are jointly responsible for derivatives trading and execution for each Fund’s Volatility Overlay.
Mr. Charron joined Nationwide Mutual, the parent company of NWAM, in 2014. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Mr. Christensen joined Nationwide Mutual, the parent company of NWAM, in 2005. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Mr. Hanosek joined Nationwide Mutual, the parent company of NWAM, in 1999. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
48

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners.  Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
The Funds are intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and are designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Please check with Nationwide Life to determine if these Funds are featured with your variable annuity contract. More information about the guaranteed benefits riders that feature the Funds may be found in the prospectus of the separate account of your variable annuity contract and should be read in conjunction with this Prospectus. Guaranteed benefits may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. Notwithstanding the foregoing, the selection of a guaranteed benefit rider is not required. If the variable annuity contract you purchased does not include a benefits rider, or if you choose to purchase a variable annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment. In such instances, the contract owner should consider whether a different underlying fund option may be a more appropriate investment in light of his or her own circumstances and financial objectives.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
49

Investing with Nationwide Funds (cont.)
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds (including affiliated Underlying Funds) are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which an Underlying Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
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Investing with Nationwide Funds (cont.)
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
51

Investing with Nationwide Funds (cont.)
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Class I and Class II shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:
NVIT Blueprint Managed Growth Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Blueprint Managed Growth & Income Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Investor Destinations Managed Growth Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
NVIT Investor Destinations Managed Growth & Income Fund Class I and Class II shares: 0.15% and 0.15%, respectively.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are
52

Investing with Nationwide Funds (cont.)
paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
53

Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
54

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
55

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds'
website.
56

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® MANAGED GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$13.67	$0.39	$1.01	$1.40	$—	$(0.27)	$(0.27)	$14.80	10.28%	$11,507	0.22%	2.81%	0.41%	40.90%
12/31/2024	12.28	0.28	1.11	1.39	—	—	—	13.67	11.32%	10,524	0.22%	2.13%	0.41%	17.14%
12/31/2023	11.09	0.48	0.91	1.39	—	(0.20)	(0.20)	12.28	12.61%	8,817	0.22%	4.17%	0.41%	19.94%
12/31/2022	13.06	0.31	(2.28)	(1.97)	—	—	—	11.09	(15.08)%	7,648	0.22%	2.67%	0.41%	13.95%
12/31/2021	11.32	0.19	1.59	1.78	(0.04)	—	(0.04)	13.06	15.72%	7,629	0.22%	1.54%	0.41%	9.86%
Class II Shares
12/31/2025	13.53	0.35	1.01	1.36	—	(0.27)	(0.27)	14.62	10.09%(h)	1,051,146	0.42%	2.50%	0.66%	40.90%
12/31/2024	12.18	0.23	1.12	1.35	—	—	—	13.53	11.08%	1,112,222	0.42%	1.78%	0.66%	17.14%
12/31/2023	11.02	0.43	0.93	1.36	—	(0.20)	(0.20)	12.18	12.42%	1,155,641	0.42%	3.78%	0.66%	19.94%
12/31/2022	13.01	0.26	(2.25)	(1.99)	—	—	—	11.02	(15.30)%(h)	1,126,400	0.42%	2.23%	0.66%	13.95%
12/31/2021	11.28	0.15	1.60	1.75	(0.02)	—	(0.02)	13.01	15.50%(h)	1,432,147	0.42%	1.20%	0.66%	9.86%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
57

FINANCIAL HIGHLIGHTS: NVIT BLUEPRINT® MANAGED GROWTH & INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$12.85	$0.74	$0.47	$1.21	$—	$(0.02)	$(0.02)	$14.04	9.39%	$29,342	0.25%	5.49%	0.42%	44.49%
12/31/2024	11.80	0.30	0.75	1.05	—	—	—	12.85	8.90%	8,639	0.25%	2.42%	0.41%	16.44%
12/31/2023	10.47	0.47	0.86	1.33	—	—	—	11.80	12.70%	6,852	0.25%	4.24%	0.41%	19.75%
12/31/2022	12.12	0.30	(1.95)	(1.65)	—	—	—	10.47	(13.61)%	5,146	0.25%	2.78%	0.42%	15.38%
12/31/2021	11.03	0.19	0.94	1.13	(0.04)	—	(0.04)	12.12	10.24%	3,888	0.25%	1.64%	0.42%	10.52%
Class II Shares
12/31/2025	12.73	0.37	0.80	1.17	—	(0.02)	(0.02)	13.88	9.17%	451,426	0.45%	2.82%	0.67%	44.49%
12/31/2024	11.71	0.25	0.77	1.02	—	—	—	12.73	8.71%	470,730	0.45%	2.00%	0.66%	16.44%
12/31/2023	10.41	0.40	0.90	1.30	—	—	—	11.71	12.49%	492,894	0.45%	3.69%	0.67%	19.75%
12/31/2022	12.08	0.24	(1.91)	(1.67)	—	—	—	10.41	(13.82)%	482,259	0.45%	2.17%	0.67%	15.38%
12/31/2021	10.99	0.15	0.96	1.11	(0.02)	—	(0.02)	12.08	10.08%	602,996	0.45%	1.27%	0.67%	10.52%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
58

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$11.26	$0.36	$0.87	$1.23	$—	$—	$—	$12.49	10.92%	$8,231	0.31%	3.12%	0.34%	58.64%
12/31/2024	10.29	0.25	0.72	0.97	—	—	—	11.26	9.43%	7,412	0.31%	2.27%	0.34%	54.81%
12/31/2023	9.09	0.18	1.02	1.20	—	—	—	10.29	13.20%	6,081	0.31%	1.85%	0.34%	25.48%
12/31/2022	12.96	0.16	(2.06)	(1.90)	—	(1.97)	(1.97)	9.09	(14.96)%	4,883	0.31%	1.43%	0.34%	14.73%
12/31/2021	12.01	0.36	1.12	1.48	(0.06)	(0.47)	(0.53)	12.96	12.34%	4,793	0.31%	2.81%	0.34%	51.90%
Class II Shares
12/31/2025	11.13	0.31	0.88	1.19	—	—	—	12.32	10.69%	901,804	0.56%	2.68%	0.59%	58.64%
12/31/2024	10.20	0.20	0.73	0.93	—	—	—	11.13	9.12%	968,558	0.56%	1.87%	0.59%	54.81%
12/31/2023	9.03	0.14	1.03	1.17	—	—	—	10.20	12.96%	1,038,996	0.56%	1.50%	0.59%	25.48%
12/31/2022	12.92	0.12	(2.04)	(1.92)	—	(1.97)	(1.97)	9.03	(15.16)%	1,023,306	0.56%	1.06%	0.59%	14.73%
12/31/2021	11.98	0.30	1.13	1.43	(0.02)	(0.47)	(0.49)	12.92	12.01%	1,286,826	0.56%	2.38%	0.59%	51.90%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
59

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)(f)	Portfolio Turnover(b)(g)
Class I Shares
12/31/2025	$11.16	$0.37	$0.72	$1.09	$—	$—	$—	$12.25	9.77%	$3,247	0.30%	3.21%	0.35%	61.00%
12/31/2024	10.35	0.29	0.52	0.81	—	—	—	11.16	7.83%	2,666	0.30%	2.62%	0.35%	52.20%
12/31/2023	9.21	0.21	0.93	1.14	—	—	—	10.35	12.38%	2,107	0.30%	2.15%	0.35%	24.34%
12/31/2022	12.00	0.16	(1.81)	(1.65)	—	(1.14)	(1.14)	9.21	(13.87)%	1,763	0.30%	1.58%	0.35%	15.70%
12/31/2021	11.45	0.30	0.58	0.88	(0.05)	(0.28)	(0.33)	12.00	7.72%	1,673	0.30%	2.56%	0.35%	45.26%
Class II Shares
12/31/2025	11.04	0.31	0.73	1.04	—	—	—	12.08	9.42%	387,128	0.55%	2.74%	0.60%	61.00%
12/31/2024	10.26	0.23	0.55	0.78	—	—	—	11.04	7.60%	401,281	0.55%	2.17%	0.60%	52.20%
12/31/2023	9.15	0.17	0.94	1.11	—	—	—	10.26	12.13%	417,323	0.55%	1.77%	0.60%	24.34%
12/31/2022	11.97	0.13	(1.81)	(1.68)	—	(1.14)	(1.14)	9.15	(14.17)%	408,553	0.55%	1.23%	0.60%	15.70%
12/31/2021	11.41	0.26	0.60	0.86	(0.02)	(0.28)	(0.30)	11.97	7.57%	510,651	0.55%	2.23%	0.60%	45.26%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
(f) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
60

Appendix
Additional Information about the Underlying Funds
Following are descriptions of the affiliated Underlying Funds in which the Funds may invest as of February 27, 2026. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds, including exchange-traded funds, in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
U.S. Stocks
NATIONWIDE LARGE CAP EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in U.S. companies. The Fund will target approximately 30% of its equity exposure in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s equity exposure will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.
NVIT S&P 500 INDEX FUND seeks long-term capital appreciation by employing a “passive” management, or indexing, approach, designed to match approximately the performance of the S&P 500® Index before the deduction of Fund expenses. The S&P 500® Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500® Index.
NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO seeks to outperform the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. The Fund invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities. The Fund consists of two portions, or “sleeves,” managed by different subadvisers acting independently with respect to the assets of the Fund they manage.
NVIT MID CAP INDEX FUND seeks capital appreciation by employing a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P MidCap 400® Index before the deduction of Fund expenses. The S&P MidCap 400® Index includes approximately 400 stocks of medium-sized U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400® Index.
NVIT SMALL CAP INDEX FUND seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses by employing a “passive” management, or indexing, approach. The Russell 2000® Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000® Index.
NVIT U.S. 130/30 EQUITY FUND seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies. The Fund invests approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts and its long equity exposure through the use of swaps and/or by investing directly in stocks.
NVIT GS LARGE CAP EQUITY FUND seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of equity investments in large-cap U.S. issuers. The Fund consists of two portions, or “sleeves,” managed by the same subadviser. For the first sleeve, the Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. For the second sleeve, the Fund’s subadviser uses a combination of fundamental research and quantitative factors, such as, for example, valuation, profitability and volatility, to seek to advance the sleeve’s risk adjusted returns.
NVIT GS SMALL CAP EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund considers a U.S. issuer to be an issuer that is economically tied to the United States if the issuer has a class of securities whose principal securities market is in the United States, has its principal office in the United States, derives 50% or more of its total revenue or
61

Appendix (cont.)
profit from goods produced, sales made or services provided in the United States, or maintains 50% or more of its assets in the United States. The Fund may consider other factors such as classifications assigned by third parties. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency.
NVIT J.P. MORGAN U.S. EQUITY FUND seeks a high level of total return from a diversified portfolio of equity securities by investing in equity securities of large-capitalization U.S. companies. For these purposes, large-capitalization U.S. companies are those with market capitalizations similar to those of companies included in the S&P 500® Index and whose stocks trade on the New York Stock Exchange or NASDAQ. The Fund may also invest in stocks of foreign companies. The Fund may also invest up to 20% of its net assets in stocks of companies that are not companies with larger capitalizations. The Fund may use futures contracts, which are derivatives, to more efficiently obtain targeted equity market exposures from its cash positions. The Fund generally weights industry sectors similarly to how such sectors are weighted in the S&P 500 Index. Within each sector, the Fund focuses on those stocks that the subadviser considers most undervalued and seeks to outperform the S&P 500 Index through stock selection. By emphasizing these undervalued stocks, the subadviser seeks to produce returns that exceed those of the S&P 500 Index.
International Stocks
NVIT INTERNATIONAL INDEX FUND seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses by employing a “passive” management, or indexing, approach. The MSCI EAFE® Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index.
NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in emerging country issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among emerging market countries as determined by the subadviser. Under normal circumstances, the Fund maintains investments in at least six emerging market countries.
NVIT GS INTERNATIONAL EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in non-U.S. issuers. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund may allocate its assets among countries as determined by the subadviser. The Fund intends to have investments economically tied to at least three countries, not including the United States, and may invest in securities economically tied to emerging market countries.
NATIONWIDE INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in a broadly diversified portfolio of equity investments in non-U.S. companies. The Fund will target at the time of rebalance approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to gain its short equity exposure entirely through the use of total return swap contracts and its long equity exposure through the use of total return swaps and/or by investing directly in stocks.
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of issuers in emerging markets and other investments that are tied economically to emerging markets. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies. Although the Fund maintains a diversified portfolio, it nonetheless may invest in a limited number of issuers.
Bonds
NVIT BOND INDEX FUND seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) as closely as possible before the deduction of Fund expenses by employing a “passive” management, or indexing, approach. The Aggregate Bond Index represents a wide spectrum of public, investment grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities and securities of supranational entities, such as the World Bank. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index.
NATIONWIDE BOND PORTFOLIO seeks to incrementally exceed the total return of the Bloomberg Barclay’s
62

Appendix (cont.)
U.S. Aggregate Bond Index (“Aggregate Bond Index”), before the deduction of Fund expenses, over a full market cycle. The Aggregate Bond Index is a market-weighted index comprising approximately 8,200 U.S. dollar denominated investment grade bonds of different types with maturities greater than one year. The fixed-income securities in which the Fund invests include corporate bonds issued by U.S. and foreign companies, debt securities issued and/or guaranteed as to principal and interest by the U.S. government, its agencies, or U.S. government-sponsored enterprises or instrumentalities, asset-backed securities, mortgage-backed securities and debt securities issued by foreign governments and their agencies. The Fund invests in fixed-income securities that are investment grade at the time of purchase. Although the Fund may invest in debt securities of any maturity or duration, the Fund's target duration range under normal interest rate conditions is expected to approximate that of the Aggregate Bond Index plus or minus one year.
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. Most of these securities are Treasury Inflation Protected Securities, which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, this Underlying Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Fund also may invest up to 20% of its net assets in bonds that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other nongovernmental issuers. In selecting securities, the subadviser typically maintains a dollar-weighted average portfolio maturity that is up to one year greater than or less than the dollar-weighted average portfolio maturity of the Bloomberg U.S. TIPS Index. As of December 31, 2025, the dollar-weighted average portfolio maturity of the Bloomberg U.S. TIPS Index was 4.64 years, although this can change or fluctuate over time.
NATIONWIDE LOOMIS CORE BOND FUND seeks total return by investing, under normal circumstances, at least 80% of its net assets in bonds. The Fund invests primarily in bonds (or fixed-income securities) that are U.S. government securities, investment grade corporate bonds issued by U.S. or foreign companies, mortgage-backed securities, or asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index, but may deviate from this average duration when circumstances warrant.
NVIT LOOMIS CORE BOND FUND seeks a high level of current income consistent with preserving capital by investing at least 80% of its net assets in bonds (or fixed-
income securities), which include corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg U.S. Aggregate Bond Index, but may deviate from this average duration when circumstances warrant.
NVIT LOOMIS SHORT TERM BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing, under normal circumstances, at least 80% of its net assets in bonds. The Fund invests primarily in bonds (or fixed-income securities) that are U.S. government securities, investment grade corporate bonds issued by U.S. or foreign companies, mortgage-backed securities or asset-backed securities. The Fund typically maintains an average portfolio duration that is within one year of the Bloomberg U.S. Government/Credit Bond 1-3 Year Index, but may deviate from this average duration when the subadviser believes it to be appropriate in light of the Fund's investment objective.
NATIONWIDE STRATEGIC INCOME FUND employs a flexible investment approach, allocating across different types of fixed-income securities with few limitations as to credit quality, geography, maturity or sector, with the goal of achieving a high level of current income. The Fund may invest a substantial portion of its portfolio in high-yield bonds (i.e., “junk bonds”) and other securities that are lower-rated. The Fund also may invest in U.S. government securities and foreign government bonds, as well as U.S. and foreign corporate bonds and debentures, asset-backed securities, mortgage-backed securities (including collateralized mortgage obligations) and convertible bonds. The Fund may invest in corporate loans. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 65% of its net assets, at the time of purchase, in emerging market securities. Many foreign securities are denominated in currencies other than the U.S. dollar. The Fund’s subadviser does not manage the Fund to any index or benchmark, a strategy that is designed to provide exposure to those areas of the fixed-income market that the subadviser anticipates will provide value. In managing the Fund, the subadviser considers fundamental market factors such as yield and credit quality differences among bonds, as well as demand and supply trends. The subadviser also makes investment decisions based on technical factors such as price momentum, market sentiment, and supply or demand imbalances.
The SAI contains more information about the Funds’ investments and strategies and can be requested using the telephone number on the back of this Prospectus.
63

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-MVOL (4/26)

Nationwide Variable Insurance Trust
Prospectus  April 30, 2026

Fund and Class
NVIT Managed American Funds Asset Allocation Fund
Class II
Class Z
NVIT Managed American Funds Growth-Income Fund
Class II
The U.S. Securities and Exchange Commission has not approved or disapproved these Funds' shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.
nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
14	How the Funds Invest
Objectives
Principal Investment Strategies
Core Sleeves
Volatility Overlays
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
The Underlying Funds
18	Risks of Investing in the Funds
25	Fund Management
27	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Distribution and Services Plans
Revenue Sharing
32	Distributions and Taxes
33	Additional Information
34	Financial Highlights
1

Fund Summary: NVIT Managed American Funds Asset Allocation Fund
Objective
The NVIT Managed American Funds Asset Allocation Fund (the “Asset Allocation Fund” or the “Fund”) seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Z Shares
Management Fees	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.29%	0.23%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.95%	0.89%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$97	$303	$525	$1,166
Class Z Shares	91	284	493	1,096
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.55% of the average value of its portfolio.
Principal Investment Strategies
The Fund consists of two main components. First, a majority of the portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in a portfolio of unaffiliated mutual funds that are sponsored by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series® (the “Underlying Funds”). The portfolio of Underlying Funds is designed for investors seeking both capital appreciation and income. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivatives positions. The combination of the Core Sleeve and Volatility Overlay is intended to result in a single Fund that is designed to offer an asset allocation investment approach blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or
2

Fund Summary: NVIT Managed American Funds Asset Allocation Fund (cont.)
short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Underlying Funds invest directly in common stocks and other equity securities, bonds and other intermediate and long-term debt securities (including U.S. government securities), and money market instruments (debt securities maturing in one year or less), as appropriate to their respective investment objectives and strategies. Although certain Underlying Funds may focus on investments in medium- to larger-capitalization companies, the Underlying Funds’ investments are not limited to a particular capitalization size. Certain Underlying Funds may invest in common stocks and other equity securities of issuers domiciled outside the United States and in debt securities of issuers domiciled outside the United States. Additionally, certain Underlying Funds may invest in lower-quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Funds’ investment adviser or unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser). Such securities are sometimes referred to as “junk bonds.”
The Underlying Funds’ investment adviser uses a system of multiple portfolio counselors in managing each Underlying Fund’s assets. Under this approach, the portfolio of each Underlying Fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.
The Underlying Funds rely on the professional judgment of their investment adviser to make decisions about each Underlying Fund’s portfolio investments. The basic philosophy of the Underlying Funds’ investment adviser is to seek to invest in securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Underlying Funds’ investment adviser believes that they no longer represent relatively attractive investment opportunities.
The Fund’s investment adviser allocates Fund assets to the Underlying Funds. Under normal market conditions, the Fund’s investment adviser expects (but is not required) to invest in Underlying Funds that maintain an overall investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities, and 0%-40% in money market instruments (including cash). As of December 31, 2025, the combined portfolio of Underlying Funds was 66% invested in equity securities, 31% invested in debt securities and 3% invested in money market instruments and cash. The proportion of equity, debt and money market securities held by the Underlying Funds varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 94% as of December 31, 2025, this amount may fluctuate within a general range of 90%-100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%-10% in inverse correlation with the Core Sleeve, although this amount was approximately 6% as of December 31, 2025. The Fund’s investment adviser generally sells shares of the Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements or other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore,
3

Fund Summary: NVIT Managed American Funds Asset Allocation Fund (cont.)
even though the Core Sleeve has approximately 40%-80% of its assets exposed to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0%-80%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investments in the Underlying Funds. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across major asset classes, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Underlying Funds in which the Fund invests are diversified.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance will be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser's evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser, subadviser, or the Underlying Fund's investment adviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
 Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Underlying Fund invests.
Interest rate risk – generally, when interest rates go up, the value of debt securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and will cause the value of the Fund's investments to decline significantly. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. The Federal Reserve Board continued to lower
4

Fund Summary: NVIT Managed American Funds Asset Allocation Fund (cont.)
interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on the Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. Very low or negative interest rates will impact the yield of the Fund's investments in debt securities and increase the risk that, if followed by rising interest rates, the Fund's performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in debt securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – a bond issuer will default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund will lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund or the Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
High-yield bonds risk – investing in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds is considered speculative and may subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund's or Underlying Fund's value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Underlying Fund are securities with shorter maturities and higher quality than those typically of bonds.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there is some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of U.S. government securities. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund
5

Fund Summary: NVIT Managed American Funds Asset Allocation Fund (cont.)
liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Securities lending risk – is the risk that the borrower will fail to return the loaned securities in a timely manner or not at all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Underlying Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Underlying Fund for the loaned securities, declines.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and two additional indexes. The additional indexes have characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund compares its performance to the S&P 500® Index to satisfy a Securities and Exchange Commission (SEC) disclosure requirement.
Annual Total Returns– Class II
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
8.55%
17.55%
-4.82%
18.97%
7.09%
12.71%
-14.30%
17.22%
16.13%
11.27%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	10.40%	–	4Q 2023
Lowest Quarter:	-9.35%	–	2Q 2022
Class Z shares have not commenced operations as of the date of this Prospectus. Therefore, pre-inception historical performance for Class Z shares is based on the previous performance of Class II shares. Performance for Class Z shares has not been adjusted to reflect this share class’s lower expenses than those of the Fund’s Class II shares.
6

Fund Summary: NVIT Managed American Funds Asset Allocation Fund (cont.)
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	11.27%	7.91%	8.51%
Class Z Shares	11.27%	7.91%	8.51%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
60%/40% S&P 500® Index/Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	13.76%	8.49%	9.85%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	7.30%	-0.36%	2.01%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
7

Fund Summary: NVIT Managed American Funds Growth-Income Fund
Objective
The NVIT Managed American Funds Growth-Income Fund (“Growth-Income Fund” or the “Fund”) seeks to achieve long-term growth of capital and income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class II Shares
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.31%
Total Annual Fund Operating Expenses	1.00%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II Shares	$102	$318	$552	$1,225
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.80% of the average value of its portfolio.
Principal Investment Strategies
The Fund consists of two main components. First, a majority of its portfolio, referred to herein as the “Core Sleeve,” operates as a ”fund-of-funds” that invests in the Growth-Income Fund, a series of American Funds Insurance Series® (the “Underlying Fund”). The Underlying Fund is designed for investors seeking both capital appreciation and income. The remainder of the Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of the Fund’s portfolio over a full market cycle, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer exposure to equity investments blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if the Fund did not implement the Volatility Overlay.
8

Fund Summary: NVIT Managed American Funds Growth-Income Fund (cont.)
The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.
The Underlying Fund invests primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the Underlying Fund’s investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Underlying Fund focuses on investments in medium- to larger-capitalization companies, the Underlying Fund’s investments are not limited to a particular capitalization size. The Underlying Fund may invest up to 15% of its net assets, at the time of purchase, in securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. The Underlying Fund may have significant investments in particular sectors.
The Underlying Fund’s investment adviser uses a system of multiple portfolio counselors in managing the Underlying Fund’s assets. Under this approach, the portfolio of the Underlying Fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.
The Underlying Fund relies on the professional judgment of its investment adviser to make decisions about the Underlying Fund’s portfolio investments. The basic investment philosophy of the Underlying Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Underlying Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Underlying Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.
Although the amount of the Fund’s assets allocated to the Core Sleeve was approximately 95% as of December 31, 2025, this amount may fluctuate within a general range of 90%-100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%-10% in inverse correlation with the Core Sleeve, although this amount was approximately 5% as of December 31, 2025. The Fund’s investment adviser generally buys or sells shares of the Underlying Fund in order to meet or change the target allocation between the Core Sleeve and the Volatility Overlay or in response to shareholder redemption activity. The terms “Growth” and “Income” in the Fund’s name do not refer to types of securities in which the Fund invests, but rather describe the Fund’s investment objective of seeking to achieve long-term growth of capital and income.
The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio over a full market cycle by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve typically has over 90% of its assets exposed to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within general range of 0% - 100%, depending on market conditions.
Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Fund. Nationwide Asset Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay.
Although the Fund seeks to provide diversification across equity securities, the Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Underlying Funds in which the Fund invests are diversified.
9

Fund Summary: NVIT Managed American Funds Growth-Income Fund (cont.)
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Fund; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Fund. If the Underlying Fund fails to meet its investment objective, the Fund’s performance could be negatively affected; and (3) changes to the Underlying Fund could affect both the level of risk and the potential for gain or loss.
Management risk – the Fund is subject to the risk that the methods and analyses employed by the Fund's investment adviser, subadviser, or the Underlying Fund's investment adviser, will not produce the desired results. This could cause the Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
 Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
 Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Underlying Fund invests.
Fixed-income securities risk – investments in fixed-income securities, such as bonds, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. The Fund is subject to the risk that the income generated by its investments in fixed-income securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk is the risk that the issuer of a bond may default if it is unable to pay interest or principal when due. If an issuer defaults, the Underlying Fund, and therefore the Fund, will lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness also may affect the value of a bond. Prepayment and call risk is the risk that certain debt securities will be paid off by the issuer more quickly than anticipated. If this occurs, an Underlying Fund may be required to invest the proceeds in securities with lower yields.
10

Fund Summary: NVIT Managed American Funds Growth-Income Fund (cont.)
Market risk – the risk that one or more markets in which the Fund or the Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings will cause the Fund to miss investment opportunities presented during periods of rising market prices.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets are considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. Companies in emerging market countries generally are subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they are subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Convertible securities risk - the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund will lose money if the issuer of a convertible security is unable to meet its financial obligations.
Leverage risk – leverage risk is a direct risk of investing in the Fund. Leverage is investment exposure that exceeds the initial amount invested. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment.
Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a
11

Fund Summary: NVIT Managed American Funds Growth-Income Fund (cont.)
derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.
Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate the Fund’s losses. The Fund may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Securities lending risk – is the risk that the borrower will fail to return the loaned securities in a timely manner or not at all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Underlying Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Underlying Fund for the loaned securities, declines.
Limited portfolio holdings risk – because the Fund may hold large positions in an Underlying Fund, an increase or decrease in the value of such securities will have a greater impact on the Fund’s value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index.
Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II
(Years Ended December 31,)

30%
20%
10%
0%
-10%
-20%
-30%
10.04%
21.70%
-2.58%
21.98%
6.98%
22.45%
-15.41%
24.31%
21.33%
10.66%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Highest Quarter:	12.92%	–	4Q 2023
Lowest Quarter:	-12.72%	–	1Q 2020
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class II Shares	10.66%	11.57%	11.40%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors (“NFA”)
Subadviser
Nationwide Asset Management, LLC (“NWAM”)
12

Fund Summary: NVIT Managed American Funds Growth-Income Fund (cont.)
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Multi-Asset Investments, NFA	Since 2017
Volatility Overlay
Michael Charron, CFA, FRM	Senior Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
13

How the Funds Invest: NVIT Managed American Funds
Objectives
The NVIT Managed American Funds Asset Allocation Fund (“Asset Allocation Fund”) seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.
The NVIT Managed American Funds Growth-Income Fund (“Growth-Income Fund”) seeks to achieve long-term growth of capital and income.
These objectives may be changed without shareholder approval by Nationwide Variable Insurance Trust’s Board of Trustees upon 60 days’ written notice to shareholders.
Principal Investment Strategies
Each Fund aims to provide a different investment option while seeking to maintain within acceptable levels the risks that may result from equity market volatility. Each Fund consists of two main components. The Core Sleeve constitutes the majority of a Fund’s portfolio and operates as a “fund-of-funds” by investing in a portfolio of Underlying Funds (with respect to the NVIT Managed American Funds Asset Allocation Fund) or an Underlying Fund (with respect to the NVIT Managed American Funds Growth-Income Fund) sponsored by Capital Research and Management CompanySM that are series of American Funds® or American Funds Insurance Series®. Each Underlying Fund in turn invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of each Fund consists of the Volatility Overlay, which is a separate portion of assets that invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or is held in cash. In an attempt to manage the volatility of a Fund’s portfolio, a Fund buys and sells stock index futures, which are derivatives. A Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to provide the investment option featured by the Underlying Funds blended with a strategy that seeks to mitigate risk and manage a Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if a Fund did not implement the Volatility Overlay.
Volatility – the degree to which the value of the Fund’s
portfolio may be expected to rise or fall within a period
of time. A high level of volatility means that the Fund’s
value is expected to increase or decrease significantly
over a period of time. A lower level of volatility means
that the Fund’s value is not expected to fluctuate so
significantly.

Each Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, a Fund’s use of leverage in its strategies may cause a Fund’s performance to be more volatile than if a Fund had not been leveraged.
In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances and financial circumstances.
Although the Funds seek to provide diversification across major asset classes, each Fund invests a significant portion of its assets in a small number of issuers (i.e., one or more Underlying Funds). However, the Underlying Funds in which each Fund invests are diversified.
Core Sleeves
Each Fund’s Core Sleeve consists of approximately 95% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of a Fund’s Core Sleeve at its discretion. The Core Sleeves of the Asset Allocation Fund and the Growth-Income Fund invest in Underlying Funds that generally pursue an “active” style of management, meaning that their portfolio managers actively make investment decisions and initiate buying and selling of securities with the goal of maximizing investment return.
Each Underlying Fund’s daily cash balance may be invested in one or more money market or similar funds managed by the Underlying Funds’ investment adviser or its affiliates (“Central Funds”). Shares of Central Funds are not offered to the public and are only purchased by the Underlying Funds’ investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the
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How the Funds Invest: NVIT Managed American Funds (cont.)
Underlying Funds’ investment adviser and its affiliates. When investing in Central Funds, the Underlying Fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its investment in such Central Funds. The investment results of the portions of the Underlying Funds’ assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The Adviser has selected the Underlying Funds for each Fund that it believes is most appropriate to represent the investment option featured. In selecting the Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Funds’ investment strategies, risk profiles and historical performance. The Adviser also determines the amount of each Fund’s assets to allocate between the Core Sleeve and the Volatility Overlay.
Volatility Overlays
Each Fund’s Volatility Overlay consists of approximately 5% of its net assets under normal circumstances, although the Adviser reserves the right to increase or decrease the size of any Fund’s Volatility Overlay at its discretion. The Volatility Overlay is designed to manage the volatility of each Fund’s portfolio over a full market cycle by using stock index futures dynamically to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. Each Fund’s Volatility Overlay also invests in short-term fixed-income securities (or mutual funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high or stock market values are falling, a Volatility Overlay will typically seek to decrease its Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by a Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, a Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Funds to leverage.
The amount of each Fund’s assets allocated to the Core Sleeve may fluctuate within a general range of 90%-100% of the Fund’s overall portfolio. Similarly, the amount of each Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0%-10% in inverse correlation with the Core Sleeve. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.
Each Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of a Fund, provided, however, that any such adjustment will be made in the sole judgment of NFA.
NVIT Managed American Funds Asset Allocation Fund
Substantially all of the assets of the Core Sleeve of the NVIT Managed American Funds Asset Allocation Fund will invest in unaffiliated mutual funds that are sponsored by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series® (the “Underlying Funds”), which are registered open-end investment companies, and the remainder of the Fund will consist of the Volatility Overlay. The Underlying Funds invest directly in common stocks and other equity securities, bonds and other intermediate and long-term debt securities (including U.S. government securities), and money market instruments (debt securities maturing in one year or less), as appropriate to their investment objectives and strategies. Although certain Underlying Funds may focus on investments in medium- to larger-capitalization companies, the Underlying Funds’ investments are not limited to a particular capitalization size. Certain Underlying Funds may invest in common stocks and other equity securities of issuers domiciled outside the United States and in debt securities of issuers domiciled outside the United States. Additionally, certain Underlying Funds may invest in lower-quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Underlying Funds’ investment adviser or unrated but determined to be of equivalent quality by the Underlying Funds’ investment adviser). Such securities are sometimes referred to as “junk bonds.” The Fund’s investment adviser allocates Fund assets to the Underlying Funds. Under normal market conditions, the Fund’s investment adviser expects (but is not required) to invest in Underlying Funds that maintain an overall investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities, and 0%-40% in money market instruments (including cash). The proportion of equity, debt and money market securities held by the Underlying Funds varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The basic philosophy of the Underlying Funds’ investment adviser is to seek to invest in securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Funds’ investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. The Fund may engage in active and frequent trading of portfolio securities.
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How the Funds Invest: NVIT Managed American Funds (cont.)
NVIT Managed American Funds Growth-Income Fund
Substantially all of the assets of the Core Sleeve of the NVIT Managed American Funds Growth-Income Fund will invest in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (the “Underlying Fund”), which is a registered open-end investment company, and the remainder of the Fund will consist of the Volatility Overlay. The Growth-Income Fund invests primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that its investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Underlying Fund focuses on investments in medium- to larger-capitalization companies, the Underlying Fund’s investments are not limited to a particular capitalization size. The Underlying Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States, including, to a more limited extent, in emerging markets. The Underlying Fund may have significant investments in particular sectors. The basic investment philosophy of the Underlying Fund’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The Underlying Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. The Growth-Income Fund is designed for investors seeking both capital appreciation and income.
The Underlying Funds
The Underlying Funds in which the Funds invest are advised by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series®. The following summaries of the Underlying Funds are based solely on information provided in the prospectus of each Underlying Fund, as filed with the U.S. Securities and Exchange Commission (“SEC”) from time to time. The summaries of the Underlying Funds are qualified in their entirety by reference to the Prospectus and Statement of Additional Information (“SAI”) of each Underlying Fund. The investment adviser of the Underlying Funds may change the investment policies and/or programs of the Underlying Funds at any time without notice to shareholders of the Funds.
Set forth below are the Underlying Funds in which the Funds invest as of February 27, 2026. The Funds’ investment adviser reserves the right to add, delete or change the Underlying Funds at any time without notice to shareholders.
NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND
American Funds® American Balanced Fund® seeks (1) conservation of capital, (2) current income and (3) long-term growth of capital and income by using a balanced approach to invest in a broad range of securities, including common stocks and investment-grade bonds (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser). The fund also invests in securities issued and guaranteed by the U.S. government and by federal agencies and instrumentalities. In addition, the fund may invest a portion of its assets in common stocks, most of which have a history of paying dividends, bonds and other securities outside the United States. Normally the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities, including money market securities. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.
American Funds® The Bond Fund of America® seeks to provide as high a level of current income as is consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its assets in bonds and other debt securities, which may be represented by other investment instruments, including derivatives. The fund invests at least 60% of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including U.S. government securities, money market instruments or cash. The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The fund may invest in certain derivative instruments, such as futures contracts and swaps. The fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”
American Funds Insurance Series® Growth Fund seeks to provide growth of capital by investing primarily in common stocks and in companies that appear to offer superior opportunities for growth of capital. The fund may invest up
16

How the Funds Invest: NVIT Managed American Funds (cont.)
to 25% of its assets in common stocks and other securities outside the United States, including, to a more limited extent, in emerging markets. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds.
American Funds Insurance Series® U.S. Government Securities Fund® seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital by investing, under normal circumstances, at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities denominated in U.S. dollars, which may be represented by derivatives. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The fund may invest in futures contracts and swaps, which are types of derivatives.
American Funds Insurance Series® Washington Mutual Investors FundSM seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. The fund invests primarily in common stocks of established companies that are listed on, or meet the financial listing requirements of, the New York Stock Exchange and have a strong record of earnings and dividends. The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high-quality common stocks.
NVIT MANAGED AMERICAN FUNDS GROWTH-INCOME FUND
American Funds Insurance Series® Growth-Income Fund seeks to achieve long-term growth of capital and income. The fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the fund’s investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15%
of its assets outside the United States, including, to a more limited extent, in emerging markets.
* * * * * *
Because an investor is investing indirectly in the Underlying Funds through a Fund’s Core Sleeve, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. Each Underlying Fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.
17

Risks of Investing in the Funds
As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. Loss of money is a risk of investing in the Funds.
The following information relates to the principal risks of investing in the Funds, as identified in the “Fund Summary” and “How the Funds Invest” sections for each Fund. A Fund or an Underlying Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, in particular, during periods of frequent or short-term volatility with little or no sustained market direction, and may result in losses or underperformance; (2) the Volatility Overlay may cause the Fund to underperform in certain periods of rapidly increasing equity values, especially following sharp declines in equity values; (3) the Volatility Overlay is designed to reduce the market volatility risks of equity securities only, and does not take into account the volatility risks presented by other types of investments, such as debt securities or commodities; (4) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (5) the Fund’s use of leverage in order to reduce stock market losses or to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay will result in losses that are greater than if the Fund did not include the Volatility Overlay; and (6) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, or even if the Volatility Overlay is successful, the Fund may lose some or all of the value of its investment.
Risks Associated with a Fund-of-Funds Structure
Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund, via its Core Sleeve, invests primarily in other mutual funds. These risks include the following:
●Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which a Fund invests.
●Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which its Core Sleeve invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance will be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.
●Asset Allocation (NVIT Managed American Funds Asset Allocation Fund): the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The Fund will be affected by varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.
●Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds, as well as the allocation between a Fund’s Core Sleeve and its Volatility Overlay, are incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.
Limited portfolio holdings risk – because a Fund may hold large positions in a single Underlying Fund, an increase or decrease in the value of such securities may have a greater impact on a Fund's value and total return. Funds that invest in a relatively small number of securities may be subject to greater volatility than a more diversified investment.
Management risk – each Fund is subject to the risk that the methods and analyses employed by a Fund’s investment adviser, or by an Underlying Fund's investment adviser, will not produce the desired results. This could cause a Fund to lose value or its performance to lag those of relevant benchmarks or other funds with similar objectives.
Market risk – the risk that one or more markets in which a Fund or an Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's or an Underlying Fund's investments. In addition, turbulence in financial markets and reduced liquidity in the markets negatively affect many issuers, which could adversely affect a Fund or an Underlying Fund. These risks will be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could
18

Risks of Investing in the Funds (cont.)
adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of the affected country and other countries with which it does business, which in turn could adversely affect a Fund's or an Underlying Fund's investments in that country and other affected countries. In these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of a Fund's or an Underlying Fund's investments.
Risks Associated with U.S. and International Stocks
Equity securities risk – refers to the possibility that a Fund could lose value if the individual equity securities in which the Fund or an Underlying Fund has invested, the overall stock markets in which those stocks trade and/or stock index futures held long by the Fund decline in price. The Fund also could lose value if the Fund holds short positions in stock index futures in anticipation that such stock markets will decline, but instead such stock markets increase in value. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:
●corporate earnings;
●production;
●management and
●sales and market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Investing for growth – common stocks and other equity-type securities that seek growth often involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Investing for income – income provided by a Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which a Fund or an Underlying Fund invests.
Smaller company risk – in general, stocks of smaller and medium-sized companies (including micro- and mid-cap companies) trade in lower volumes, are less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, an Underlying Fund's investment in a smaller company may lose substantial value. Investing in smaller and medium-sized companies (including micro- and mid-cap companies) requires a longer-term investment view and may not be appropriate for all investors.
Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks also are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, if the emphasizes one or more industries or economic sectors, it will be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Risks Associated with Fixed-Income Securities (Bonds and Money Market Instruments)
Interest rate risk – prices of debt securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund or an Underlying Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions and will cause the value of a Fund's or an Underlying Fund's investments to decline significantly. The Federal Reserve Board continued to lower interest rates following a period of consistent rate increases, though it is unclear if such lowering will continue. The interest earned on an Underlying Fund's investments in debt securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre-paid, which, in turn, increases these risks. A Fund is subject to the risk that the income generated by its investments in debt securities will not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
Credit risk – the risk that the issuer of a debt security will default if it is unable to make required interest payments and/or principal repayments when they are due. If an issuer
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Risks of Investing in the Funds (cont.)
defaults, a Fund will lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment grade securities.
Credit ratings – “investment grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s, or unrated securities judged by a Fund's or Underlying Fund's investment adviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment grade. Ratings of securities purchased by a Fund or an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by a Fund's or Underlying Fund's investment adviser to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, a Fund or an Underlying Fund must rely entirely on the credit assessment of a Fund's or Underlying Fund's investment adviser.
U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors will affect the value of government securities. Some of the securities purchased by a Fund or an Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (GNMA) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of a Fund is not guaranteed. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Prepayment and call risk – the risk that as interest rates decline debt issuers will repay or refinance their loans or obligations earlier than anticipated. For example, the issuers of mortgage- and asset-backed securities may repay principal in advance. This forces a Fund or an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces a Fund's or an Underlying Fund's income.
In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If a Fund or an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, a Fund or an Underlying Fund may not recover the premium, resulting in a capital loss.
High-yield bonds risk – to the extent a Fund or an Underlying Fund invests in high-yield bonds (investments in high-yield bonds are often referred to as “junk bonds”) and other lower-rated bonds, the Fund or the Underlying Fund will be subject to substantial risk of loss. Investments in high-yield bonds are considered speculative. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. A Fund’s or Underlying Fund’s investments in lower-rated securities may involve the following specific risks:
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Risks of Investing in the Funds (cont.)
●greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
●wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
●greater risk of loss due to declining credit quality.
Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by an Underlying Fund are securities with shorter maturities and higher quality than those typically of bonds.
Risks Associated with International Stocks and Bonds
Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks:
●political and economic instability;
●the impact of currency exchange rate fluctuations;
●sanctions imposed by other foreign governments, including the United States;
●reduced information about issuers;
●higher transaction costs;
●less stringent regulatory and accounting standards and
●delayed settlement.
Additional risks include the possibility that a foreign jurisdiction will impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.
Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund or Underlying Fund may experience substantial illiquidity or losses.
Foreign currencies – foreign securities often are denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund's or an Underlying Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.
Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets are considered to be speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor
21

Risks of Investing in the Funds (cont.)
perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries are unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Additional Principal Risks that May Affect the Funds
Leverage risk – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some leveraged investments have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage will require the Fund to make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Derivatives risk – a derivative is a contract, security or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund's losses and reducing a Fund's opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
●the other party to the derivatives contract fails to fulfill its obligations;
●their use reduces liquidity and makes a Fund harder to value, especially in declining markets and
●when used for hedging purposes, changes in the value of derivatives do not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
22

Risks of Investing in the Funds (cont.)
Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's losses and reducing the Fund's opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Nationwide Fund Advisors has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.
Short position risk – a Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect a Fund's or an Underlying Fund’s value or prevent a Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds and Underlying Funds that invest in fixed-income securities and foreign securities will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities.
Cash position risk – a Fund or Underlying Fund may hold significant positions in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings will negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.
Convertible securities risk – the values of convertible securities typically fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. An Underlying Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Securities lending risk – the Underlying Funds may lend securities, which involves the risk that the borrower will fail to return the securities in a timely manner or at all. Consequently, an Underlying Fund may lose money and there could be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
Loss of money is a risk of investing in the Funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
* * * *
The Trust does not believe that cybersecurity risk, discussed below, is a principal risk of investing in the Funds. The following is identified as a non-principal risk:
Cybersecurity risk – the Adviser’s provision of each Fund’s volatility management program depends on technology and therefore may be susceptible to operational and information risks resulting from cyber-attacks. Cyber-attacks may include, among others, “ransomware” attacks, the injection of computer viruses or malicious software code, stealing or corrupting proprietary or confidential information and other data that is maintained digitally, denial-of-service attacks causing operational disruption and/or the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact or interfere with the Adviser’s ability to provide the Funds' volatility management program effectively. In the event of a cyber-attack that could impact the Adviser’s ability to provide a volatility management program, the Adviser shall have the discretion to: (i) close-out existing futures transactions; (ii) temporarily suspend the volatility management program, and/or (iii) take such other actions that the Adviser
23

Risks of Investing in the Funds (cont.)
reasonably believes to be necessary to protect the best interests of the Fund and its shareholders. If this occurs, a Fund may have no protection from market volatility and may experience losses or underperformance.
* * * * * *
Temporary defensive positions – each Fund and Underlying Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, in anticipation of possible redemptions, or if a Fund’s or Underlying Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents. The use of temporary defensive positions therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds' Statement of Additional Information (“SAI”).
Selective Disclosure of Portfolio Holdings
Each Fund posts onto the internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission (“SEC”). A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.
24

Fund Management
Investment Adviser
Nationwide Fund Advisors (“NFA” or “Adviser”), located at One Nationwide Plaza, Columbus, OH 43215, manages the investment of the Funds' assets and supervises the daily business affairs of each Fund. Organized in 1999 as an investment adviser, NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
NFA allocates each Fund’s assets between its Core Sleeve and its Volatility Overlay, and selects the Underlying Funds in which the Core Sleeves invest. NFA then monitors these allocations and Underlying Funds, as well as factors that could influence the allocations or Underlying Fund selections, such as market and economic conditions and Underlying Fund performance. NFA also administers each Fund’s volatility management program and daily provides a subadviser with the index notional exposure required for futures positions for each Fund. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid by the Underlying Funds to their investment adviser.
Subadviser
Subject to the oversight of NFA and the Board of Trustees, the subadviser will manage all or a portion of the assets in each Fund’s Volatility Overlay in accordance with the Funds’ investment objectives and strategies. With regard to each Fund’s Volatility Overlay, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations. The subadviser is also responsible for maintaining all outstanding margin accounts and, to the extent not managed by NFA, residual cash, and for monitoring the value of each Fund’s futures positions. NFA pays the subadviser from the management fee it receives from each Fund.
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”) is the subadviser for each Fund’s Volatility Overlay. NWAM is located at One Nationwide Plaza, Columbus, OH 43215. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”), and is an affiliate of the Adviser.
The Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Contracts”), some of which may offer guaranteed lifetime income or death benefits. Certain conflicts of interest thus may exist because NFA and NWAM are affiliated with Nationwide Life, and one purpose of the Volatility Overlays is to minimize the costs and risks to Nationwide Life of supporting guaranteed benefits available through Variable Contracts. Accordingly, the risk exists that, in providing each Fund’s volatility management program,
NFA and NWAM may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Contracts. As the Funds’ investment adviser and subadviser, respectively, NFA and NWAM have a fiduciary duty to each Fund and must act in the best interests of each Fund’s shareholders. NFA and NWAM therefore together have adopted various policies, procedures and internal compliance controls that are intended to identify, monitor and address actual or potential conflicts of interest in order to safeguard the best interests of the Funds’ shareholders.
Management Fees
Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2025, expressed as a percentage of each Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:
Fund	Actual Management Fee Paid
NVIT Managed American Funds Asset Allocation Fund	0.15%
NVIT Managed American Funds Growth- Income Fund	0.15%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is in the Funds' reports filed on Form N-CSR, which cover the period ending December 31, 2025. The reports are filed with the U.S. Securities and Exchange Commission, portions of which are available on the Funds' website.
Portfolio Management
NFA
Christopher C. Graham; Keith P. Robinette, CFA; and Andrew Urban, CFA, are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds in accordance with (1) the selection of investments in which the Core Sleeves invest and (2) each Fund's allocations between the Core Sleeve and the Volatility Overlay. The portfolio managers also are responsible for administering the volatility management program and providing the subadviser daily with index notional exposures required for futures positions. As Portfolio Managers, they are jointly responsible for overseeing diversified portfolios that invest across multiple asset classes through underlying funds. The role involves setting strategic and tactical asset allocation, selecting and monitoring managers, and managing risk.
Mr. Graham is Chief Investment Officer of NFA. Mr. Graham joined the Office of Investments at Nationwide Mutual
25

Fund Management (cont.)
Insurance Company (“Nationwide Mutual”) in November 2004, building the external manager platform for long only, hedge fund and private equity investments for Nationwide’s general account and pension assets. He joined NFA in 2016.
Mr. Robinette is a Senior Investment Professional of Multi-Asset Investments for NFA. Mr. Robinette joined Nationwide Mutual in 2012 where he most recently managed a portfolio of hedge funds and led manager due diligence reviews. He joined NFA in 2017.
Mr. Urban is a Senior Investment Professional of Multi-Asset Investments for NFA. He joined NFA in 2016. Prior to joining NFA, Mr. Urban worked for six years as an investment analyst for the Ohio Public Employees Retirement System, where he was most recently responsible for hedge fund manager selection and due diligence as well as portfolio risk management.
NWAM
Michael Charron, CFA, FRM; Thomas Christensen and Joseph Hanosek, are jointly responsible for derivatives trading and execution for each Fund’s Volatility Overlay.
Mr. Charron joined Nationwide Mutual, the parent company of NWAM, in 2014. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Mr. Christensen joined Nationwide Mutual, the parent company of NWAM, in 2005. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Mr. Hanosek joined Nationwide Mutual, the parent company of NWAM, in 1999. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.
Additional Information about the Portfolio Managers
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds managed by the portfolio manager, if any.
Manager-of-Managers Structure
The Adviser and the Trust have received two exemptive orders from the U.S. Securities and Exchange Commission for a manager-of-managers structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
Pursuant to the exemptive orders, the Adviser monitors and evaluates any subadvisers, which includes the following:
●performing initial due diligence on prospective Fund subadvisers;
●monitoring subadviser performance, including ongoing analysis and periodic consultations;
●communicating performance expectations and evaluations to the subadvisers;
●making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
●selecting Fund subadvisers.
The Adviser does not expect to recommend subadviser changes frequently. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or a Fund will obtain favorable results at any given time.
26

Investing with Nationwide Funds
Choosing a Share Class
Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company, Jefferson National Life Insurance Company and their affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class D, Class P, Class X, Class Y and Class Z shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.
Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class D, Class P, Class II, Class VIII and Class Z shares. Class D shares are offered solely to insurance companies that are not affiliated with Nationwide. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that offer Class Y shares to their contract owners. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts. Shares of the Funds are not sold to individual investors.
The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.
The Funds are intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and are designed to help reduce a contract owner’s exposure to equity investments when equity markets are declining. The Volatility Overlay is intended to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Please check with Nationwide Life to determine if these Funds are featured with your variable annuity contract. More information about the guaranteed benefits riders that feature the Funds may be found in the prospectus of the separate account of your variable annuity contract and should be read in conjunction with this Prospectus. Guaranteed benefits may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. Notwithstanding the foregoing, the selection of a guaranteed benefit rider is not required. If the variable annuity contract you purchased does not include a benefits rider, or if you choose to purchase a variable annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment. In such instances, the contract owner should consider whether a different underlying fund option may be a more appropriate investment in light of his or her own circumstances and financial objectives.
The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
Purchase Price
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.
NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
●New Year’s Day
●Martin Luther King Jr. Day
●Presidents’ Day
●Good Friday
●Memorial Day
●Juneteenth National Independence Day
●Independence Day
●Labor Day
●Thanksgiving Day
●Christmas Day
●Other days when the Exchange is closed.
27

Investing with Nationwide Funds (cont.)
To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of a Fund’s investments may change on days when shares cannot be purchased or redeemed.
Fair Value Pricing
The Board of Trustees and the Adviser have adopted joint Valuation Procedures governing the method by which individual portfolio securities held by the Funds (including affiliated Underlying Funds) are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets for which market quotations are readily available shall be valued at current market value. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds' investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees.
In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that would be received to sell the security (or paid to transfer a liability) in an orderly transaction between market participants at the measurement date. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which an Underlying Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.
These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund fair values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.
Subject to oversight by the Board of Trustees, the Adviser, as “valuation designee,” performs fair value determinations of Fund investments. In addition, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
28

Investing with Nationwide Funds (cont.)
Selling Shares
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents.  However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit to meet redemption requests if consistent with management of the Fund, or in stressed market conditions.  Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind.  If an account holder receives securities in a redemption in-kind, the account holder may incur brokerage costs, taxes or other expenses in converting the securities to cash (although tax implications for investments in variable insurance contracts are typically deferred during the accumulation phase). Securities received from in-kind redemptions are subject to market risk until they are sold. For more about the Funds’ ability to make a redemption in-kind, as well as how redemptions in-kind are effected, see the SAI.
Restrictions on Sales
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).
Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
Excessive or Short-Term Trading
Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
●disrupt portfolio management strategies;
●increase brokerage and other transaction costs and
●negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Board of Trustees has adopted the following policies with respect to excessive short-term trading of the Funds.
Monitoring of Trading Activity
It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption
29

Investing with Nationwide Funds (cont.)
and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
Restrictions on Transactions
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
●restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
●reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.
Distribution and Services Plans
Because distribution and services fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class Z shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class Z shares a fee that is accrued daily and paid monthly (“Rule 12b-1 fees”). The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class Z shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.
Administrative Services Plan
Shares of the Funds are subject to fees pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds and are based on the average daily net assets of the applicable share class. Under the Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares and 0.19% for Class Z shares of the NVIT Managed American Funds Asset Allocation Fund.
For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets for Class II shares of each Fund and Class Z shares of the NVIT Managed American Funds Asset Allocation Fund, are anticipated to be 0.25% and 0.19%, respectively.
Revenue Sharing
NFA and/or its affiliates (collectively, “Nationwide Investment Management Group” or “NIMG”) often make payments for marketing, promotional or related services provided by:
●insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
●broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NIMG’s own legitimate profits and other of its own resources (not from the Funds’) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NIMG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NIMG.
In addition to the revenue sharing payments described above, NIMG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary,
30

Investing with Nationwide Funds (cont.)
amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
●affiliates of NFA;
●broker-dealers and other financial intermediaries that sell such variable insurance contracts and
●insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:
●recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
●sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Life Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
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Distributions and Taxes
Dividends and Distributions
Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.
Tax Status
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1∕2, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
32

Additional Information
The Trust enters into contractual arrangements with various parties (collectively, “service providers”), including, among others, the Funds' investment adviser, subadviser(s), shareholder service providers, custodian(s), securities lending agent, fund administration and accounting agents, transfer agent and distributor, who provide services to the Funds. Shareholders and contract holders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders or contract holders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder or contract holder or to give rise to any rights to any shareholder, contract holder or other person other than any rights under federal or state law that may not be waived.
33

Financial Highlights
The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' reports filed on Form N-CSR, which are filed with the U.S. Securities and Exchange Commission and are available on the Funds' website. Since Class Z shares of the NVIT Managed American Funds Asset Allocation Fund have not yet commenced operations as of the date of this Prospectus, no information is presented for that class in the Financial Highlights.
34

FINANCIAL HIGHLIGHTS: NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$11.09	$0.16	$1.09	$1.25	$—	$—	$—	$12.34	11.27%	$2,697,912	0.68%	1.38%	0.68%	17.55%
12/31/2024	9.55	0.17	1.37	1.54	—	—	—	11.09	16.13%	2,823,592	0.68%	1.58%	0.68%	11.67%
12/31/2023	8.86	0.15	1.32	1.47	—	(0.78)	(0.78)	9.55	17.22%	2,790,413	0.68%	1.68%	0.68%	10.72%
12/31/2022	13.57	0.12	(2.03)	(1.91)	—	(2.80)	(2.80)	8.86	(14.30)%	2,658,674	0.69%	1.11%	0.69%	18.36%
12/31/2021	12.04	0.03	1.50	1.53	—	—	—	13.57	12.71%	3,242,649	0.68%	0.24%	0.68%	111.63%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
35

FINANCIAL HIGHLIGHTS: NVIT MANAGED AMERICAN FUNDS GROWTH-INCOME FUND
Selected data for each share of capital outstanding throughout the periods indicated
		Operations			Distributions						Ratios/Supplemental Data
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)(c)	Net Assets, End of Period (In Thousands)	Ratio of Expenses to Average Net Assets(d)(e)	Ratio of Net Investment Income to Average Net Assets(d)(e)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets(d)(e)	Portfolio Turnover(b)
Class II Shares
12/31/2025	$16.42	$0.08	$1.64	$1.72	$—	$(0.94)	$(0.94)	$17.20	10.66%	$713,598	0.69%	0.49%	0.69%	21.80%
12/31/2024	14.16	0.12	2.86	2.98	—	(0.72)	(0.72)	16.42	21.33%	749,057	0.69%	0.75%	0.69%	7.15%
12/31/2023	12.24	0.14	2.75	2.89	—	(0.97)	(0.97)	14.16	24.31%	733,545	0.69%	1.05%	0.69%	10.47%
12/31/2022	14.47	0.11	(2.34)	(2.23)	—	—	—	12.24	(15.41)%	645,973	0.69%	0.87%	0.69%	5.56%
12/31/2021	11.84	0.08	2.58	2.66	(0.03)	—	(0.03)	14.47	22.45%	743,472	0.69%	0.63%	0.69%	10.09%
Amounts designated as “—” are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Expense ratios are based on the direct expenses of the Fund and do not include the effect of the underlying funds' expenses. For additional information on the underlying funds, please refer to the Prospectus and Statement of Additional Information.
36

Information from Nationwide Funds
Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
The following documents– which may be obtained free of charge– contain additional information about the Funds’ investments:
●Statement of Additional Information (incorporated by reference into this Prospectus)
●Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
●Semiannual Reports
To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.
Information from the U.S. Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):
●on the SEC’s EDGAR database via the internet at www.sec.gov; or
●by electronic request to publicinfo@sec.gov
Nationwide Investment Management Group
One Nationwide Plaza, Mail Code 1-18-102,
Columbus, OH 43215

Nationwide, the Nationwide N and Eagle, and
Nationwide is on your side are service marks of
Nationwide Mutual Insurance Company. © 2026
The Trust’s Investment Company Act File No.: 811-03213
NPR-AM-MVOL (4/26)

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AMERICAN FUNDS ASSET ALLOCATION FUND Class II, Class P
NVIT AMERICAN FUNDS BOND FUND Class II
NVIT AMERICAN FUNDS GLOBAL GROWTH FUND Class I, Class II
NVIT AMERICAN FUNDS GROWTH FUND Class II
NVIT AMERICAN FUNDS GROWTH-INCOME FUND Class II, Class P

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 69 series. This Statement of Additional Information (“SAI”) relates to the five series of the Trust listed above (each, a “Fund” or “Feeder Fund” and collectively, the “Funds” or “Feeder Funds”).
Each Fund described in this SAI operates as a “feeder fund” which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each a “Master Fund” or “American Master Fund” and, collectively, the “Master Funds” or “American Master Funds”) is a series of American Funds Insurance Series® (the “American Funds” or the “Series” or the “Master Funds Trust”). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the investment return of each Fund corresponds directly to that of its Master Fund. The differences in objectives and policies among each of the five Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Shares of the Master Funds are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Funds.
Each Fund’s corresponding Master Fund is listed below:
FEEDER FUND	MASTER FUND
NVIT American Funds Asset Allocation Fund	Asset Allocation Fund
NVIT American Funds Bond Fund	The Bond Fund of America® (hereinafter referred to as Bond Fund)
NVIT American Funds Global Growth Fund	Global Growth Fund
NVIT American Funds Growth Fund	Growth Fund
NVIT American Funds Growth-Income Fund	Growth-Income Fund

Under the master-feeder structure, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board of Trustees”) determines that it is in the best interests of the Fund and its shareholders to do so. Prior to such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity, asking one of the investment adviser affiliates of Nationwide Fund Management LLC (“NFM”), the Fund’s master-feeder service provider, to manage the Fund either directly or with a subadviser under an agreement between the Trust and NFM, or taking any other appropriate action.
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus is posted on the Funds' website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.

This SAI is not a prospectus, but it is incorporated by reference into the Prospectus for the Feeder Funds. It contains information in addition to and more detailed than that set forth in the Prospectus for the Feeder Funds, dated April 30, 2026, and should be read in conjunction with the Prospectus. As Feeder Funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ Prospectus that was provided to you along with your Feeder Funds’ Prospectus, as well as the Master Funds’ SAI that is provided to you along with this Feeder Funds’ SAI. The information in this SAI with regard to the Master Funds is current as of May 1, 2026, and is based on information provided by the Series to the Trust. When you requested a copy of the Feeder Funds’ SAI, you will have also received, free of charge, a copy of the Master Funds’ SAI.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust on Form N-CSR for the fiscal year ended December 31, 2025 and the Financial Statements for the Trust on Form N-CSR for the period ended June 30, 2025, are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213
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iii

General Information and History
Feeder Funds Trust
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust (“Second Amended and Restated Declaration of Trust”), dated June 17, 2009. The Trust currently offers shares in 69 separate series, each with its own investment objective.
Master Funds Trust
American Funds Insurance Series® (the “Series”) is an open-end investment company that was organized as a Massachusetts business trust on September 13, 1983. The Master Funds are five of nineteen funds currently offered by the Series, each with its own investment objective.
Each of the Feeder Funds and the Master Funds is a “diversified” investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
Feeder Funds Trust
Under the master-feeder structure, each Feeder Fund invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund’s investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise noted. The Master Funds’ SAI will be delivered, free of charge, with the Feeder Funds’ SAI and should be read together with the Feeder Funds’ Prospectus and SAI.
Master Funds Trust
MASTER ASSET ALLOCATION FUND
General
●Under normal market conditions, the fund generally invests 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments and cash.
Debt instruments
●Up to 25% of the fund’s debt assets may be invested in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality by the Master Asset Allocation Fund’s investment adviser. These are known as “junk bonds” or high yield securities (“high yield”).
●The fund currently intends to consider the ratings from Moody’s Investor Services, S&P Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.
Investing outside the United States
●The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States.
●The fund may invest up to 5% of its assets in debt securities tied economically to countries outside the United States.
●For purposes of determining whether an investment is made in a particular country or geographic region, the Master Asset Allocation Fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the Master Asset Allocation Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for
1

equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the Master Asset Allocation Fund’s investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.
MASTER BOND FUND

●The fund will invest at least 80% of its assets in bonds and other debt instruments, including cash equivalents and certain preferred securities. For purposes of this investment guideline, investments may be represented by derivative instruments, such as futures contracts and swaps.
●The fund will invest at least 60% of its assets debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations (“NRSROs”), designated by the Master Bond Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser, and in U.S. government securities, money market instruments, cash or cash equivalents.
●The fund may invest up to 40% of its assets in debt securities rated below A3 and below A- by NRSROs designated by the Master Bond Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser.
●The fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Master Bond Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser.
●The fund currently intends to consider the ratings from Moody’s Investor Service, S&P Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.
●While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests or in securities that have equity conversion, exchange or purchase rights. The fund may hold up to 5% of its assets in common stock, warrants and rights acquired after sales of the corresponding debt securities or received in exchange for debt securities.
●For purposes of determining whether an investment is made in a particular country or geographic region, the Master Bond Fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the Master Bond Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the Master Bond Fund’s investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.
MASTER GLOBAL GROWTH FUND
General
●The fund invests at least 65% of its assets in common stocks.
Investing outside the United States
●Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by the Master Global Growth Fund’s investment adviser, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. As a result, the Master Global Growth Fund’s investments outside the United States may represent less than 40% of its net assets (for example, if the percentage of the MSCI All Country World Index represented by companies outside the United States is 40%, the fund would invest at least 35% of its net assets outside the United States under normal market conditions).
●For purposes of determining whether an investment is made in a particular country or geographic region, the Master Global Growth Fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the Master Global
2

Growth Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the Master Global Growth Fund’s investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.
Debt instruments
●The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the Master Global Growth Fund’s investment adviser. The fund currently intends to consider the ratings from Moody’s Investor Services, S&P Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.
MASTER GROWTH FUND
General
●The fund invests at least 65% of its assets in common stocks.
Investing outside the United States
●The fund may invest up to 25% of its assets outside the United States.
●For purposes of determining whether an investment is made in a particular country or geographic region, the Master Growth Fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the Master Growth Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the Master Growth Fund’s investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.
Debt instruments
●The fund may invest up to 10% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Growth Fund’s investment adviser. The fund currently intends to consider the ratings from Moody’s Investor Services, S&P Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.
MASTER GROWTH-INCOME FUND
General
●The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.
Investing outside the United States
●The fund may invest up to 15% of its assets outside the United States.
●For purposes of determining whether an investment is made in a particular country or geographic region, the Master Growth-Income Fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the Master Growth-Income Fund’s investment adviser will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), the Master Growth-Income Fund’s investment
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adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.
Debt instruments
●The fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Growth-Income Fund’s investment adviser. The fund currently intends to consider the ratings from Moody’s Investor Services, S&P Ratings and Fitch Ratings. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.
Description of Portfolio Instruments and Investment Policies
The following is a description of various investment instruments and techniques that may be pursued by a Master Fund. Since each Feeder Fund does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. In the event that the Board of Trustees determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow an investment adviser to direct the investment/reinvestment of the Feeder Fund’s assets directly in securities, then the Feeder Fund would be directly subject to the following instruments and techniques and related risks, as applicable. The following supplements the discussion in the Feeder Funds’ Prospectus regarding investment strategies, policies and risks.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities (commonly known as “junk bonds”) are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused (1) significant declines in the price of debt securities in general and (2) have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt
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security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rates of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Master Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to recent market volatility and economic uncertainty arising from the COVID-19 pandemic, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, until recently, interest rates in the United States were at historically low levels, and certain foreign countries pursued negative interest rate policies. These actions present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSRO, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Master Fund’s portfolio securities, but the Master Fund also relies upon the
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independent advice of the Master Fund’s adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the Master Fund’s investment adviser.
Subsequent to its purchase by a Master Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Master Fund’s adviser will consider such events in its determination of whether the Master Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Master Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Medium-Quality Securities. Certain Master Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality (High-Risk) Securities. Non-investment grade debt or lower-quality/rated securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch Investors Service, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or repayment of principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Master Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Master Fund’s net asset value.
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As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Master Fund’s net asset value. If a Master Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Master Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to a Master Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Master Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Master Fund.
Liquidity and Valuation. A Master Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.
Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Master Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Master Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Master Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Master Fund to obtain accurate market quotations for purposes of valuing a Master Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a less liquid or illiquid market.
U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:
●The Federal Housing Administration, and the Farmers Home Administration;
●The Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
●Federal Home Loan Banks whose securities are supported only by the credit of such agency;
●The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
●The Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the discretionary authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.
Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Master Fund purchases the principal portion of the STRIPS, the Master Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of
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the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Master Fund takes into account as income a portion of the difference between the principal portion of a STRIPs’ purchase price and its face value.
Mortgage- and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of nonpayment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk for nonpayment exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of a Master Fund may decline in response to such developments. For those Master Funds where investing in mortgage-backed securities is a principal investment strategy, those instruments with exposure to subprime loans or mortgages have a greater risk of being or becoming less liquid than other fixed income securities, especially when the economy is not robust, during market downturns, or when credit is tight. Illiquid holdings may be difficult to value and difficult to sell, which means a Master Fund may not be able to sell a holding quickly for full value. As a result, a Master Fund may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities if it is required to raise cash to conduct its operations.
Since privately issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the
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creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Master Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Master Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Master Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Master Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Master Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable-rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable-rate mortgage-backed securities in a Master Fund would likely decrease. Also, a Master Fund’s net asset value could vary to the extent that current yields on adjustable-rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Master Fund derived from adjustable-rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed-rate mortgage securities, which will remain constant. Adjustable-rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed-rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of
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interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.
Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.
Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs). A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.
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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multi-class pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multi-class pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Master Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
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Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, the Master Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Master Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.
The Master Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Master Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Master Fund may have difficulty in selling such securities.
Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Master Funds’ adviser may believe that economic
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reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Master Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In an event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Master Fund may purchase Brady Bonds with no or limited collateralization, and for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds which are issued by or on behalf of public authorities to finance various privately operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with
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different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Master Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury whose principal value is adjusted periodically according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi annual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
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Floating- and Variable-Rate Instruments. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. When a Fund holds variable- or floating-rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund's shares. Certain of the floating- or variable-rate obligations that may be purchased by the Master Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Master Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Master Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Master Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase. A Master Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Master Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Master Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Master Fund’s custodian subject to a subcustodian agreement approved by the Master Fund between that bank and the Master Fund’s custodian.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Master Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Master Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
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Loan Participations and Assignments. Certain of the Master Funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.
Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.
Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Master Fund’s only recourse will be against the collateral securing the DIP financing.
The Master Funds’ investment adviser generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. The Master Funds’ investment adviser generally chooses not to receive this information. As a result, the Master Funds’ investment adviser may be at a disadvantage compared to other investors that may receive such information. The Master Funds’ investment adviser’s decision not to receive material, non-public information may impact the Master Funds’ investment adviser’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, the Master Funds’ investment adviser may on a case-by-case basis decide to receive such information when it deems prudent. In these situations the Master Funds’ investment adviser may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.
A Master Fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When a Master Fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. A Master Fund acquires the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Master Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the Master Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.
Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. A Master Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a Master Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the Master Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the Master Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
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Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. The Master Funds’ investment adviser expects that most loan assignments and participations purchased for the fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for the Master Funds’ investment adviser to sell a Master Fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.
Investments in loan participations and assignments present the possibility that a Master Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Master Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Master Funds anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.
Bank and Corporate Loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain bank and corporate loans may be less developed than the secondary market for bonds and notes, a Master Fund may experience difficulties in selling its bank or corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Master Fund may not recover its investment or recovery may be delayed. By investing in a bank or corporate loan, a Master Fund may become a member of the syndicate.
The bank and corporate loans in which a Master Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Master Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
LIBOR Risk. The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, the FCA directed that certain USD LIBOR settings would continue to be published under a synthetic methodology, a practice that ceased on September 30, 2024. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid
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market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Money Market Instruments
Money market instruments may include the following types of instruments:
●obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;
●obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;
●obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;
●high quality asset-backed commercial paper;
●repurchase agreements;
●bank and savings and loan obligations;
●high quality commercial paper (including asset-backed commercial paper), which includes short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign governments, states and municipalities;
●high quality bank loan participation agreements representing obligations of corporations having a high quality short term rating, at the date of investment, and under which the Master Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
●high quality short-term (maturity in 397 days or less) corporate obligations;
●certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
●extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid; and
●unrated short-term (maturity in 397 days or less) debt obligations that are determined by a Master Fund’s adviser or subadviser to be of compatible quality to the securities described above.
Repurchase Agreements
Certain of the Master Funds may enter into repurchase agreements, or “repos”, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the fund that is collateralized by the security purchased. Repos permit a fund to maintain liquidity and earn income over periods of time as short as overnight.
The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos and centrally cleared or “sponsored” repos, a third party custodian, either a clearing bank in the case of tri-party repos or a central clearing counterparty in the case of centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.
A Master Fund will only enter into repos involving securities of the type (excluding any maturity limitations) in which they could otherwise invest. If the seller under the repo defaults, the fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.
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Forward Commitments, When Issued and Delayed Delivery Transactions
The Fund may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when a Fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.
The Fund may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, a Fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.
When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. The Fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. The Fund could suffer a loss if the contracting party fails to perform the future transaction and a Fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to a Fund’s portfolio turnover rate.
With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. The Fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, a Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Fund’s portfolio securities decline while a Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.
When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), a Fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent a Fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, a Fund would not participate in future gains or losses with respect to the security if a Fund holds such security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Under the SEC’s rule applicable to a Fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the Fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.
Unfunded Commitment Agreements
The Master Fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC's rule applicable to the fund's use of derivatives, unfunded commitment agreements are not derivatives transactions. The Master Fund will only enter into such unfunded commitment agreements if the Master fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.
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Private Companies
The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling the company’s shares for a period of time following the public offering.
Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
Lending Portfolio Securities
Each of the Master Asset Allocation Fund and Master Bond Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Master Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Master Fund to be the equivalent of cash. From time to time, the Master Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned. Each of these Master Funds will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. These Master Funds do not currently intend to engage in this investment practice over the next 12 months.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Master Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Master Fund must be able to terminate the loan at any time; (4) a Master Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Master Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Master Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Master Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Inflation-Indexed Bonds
The Master Asset Allocation Fund and Master Bond Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.
Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.
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Small- and Medium-Cap Companies and Emerging Growth Stocks
The Master Asset Allocation Fund and Master Bond Fund may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss of principal. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Master Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. Their securities also may be less liquid or illiquid. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Foreign Securities
Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a Master Fund’s shares), and since a Master Fund may hold securities and funds in foreign currencies, a Master Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to
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any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. The Master Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not
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settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Depositary Receipts. A Master Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Master Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDRs, GDRs or NVDR representing ownership of common stock will be treated as common stock.
A Master Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary),
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although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Foreign Sovereign Debt. Certain Master Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Master Fund invests in obligations issued by governments of developing or emerging markets countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see above), and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Master Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Master Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Investing through Stock Connect. A Master Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and on the Shenzhen Stock Exchange (“SZSE”, and together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the Master Fund's rights with respect to the securities. For example, a stock may be recalled from the scope of securities traded on the SSE or SZSE eligible for trading via Stock Connect for various reasons, and in such event the stock can be sold but is restricted from being bought. In such event, the investment adviser’s ability to implement the Master Fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively new trading, clearance and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations. As a result, the fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, the Master Fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and the Master Fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect the Master Fund’s performance. The stocks of Chinese companies that are owned by a Master Fund are held in an omnibus account and registered in nominee name. See “Foreign Securities” herein regarding investing outside the United States.
Investing through Bond Connect. A Master Fund may invest in onshore China bonds via Bond Connect, the opening up of China’s Interbank Bond Market (“CIBM”) to global investors through the China-Hong Kong mutual access program. The program allows foreign and mainland China investors the ability to trade in each other’s bond market through a connection between the mainland and Hong Kong based financial infrastructure institutions. Bond Connect aims to enhance the efficiency and flexibility of investing in the CIBM. This is accomplished by easing the access requirements to enter the market and using the Hong Kong trading infrastructure to connect to China Foreign Exchange Trading System (“CFETS”). Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in CIBM may result in prices of certain debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of such securities may be large, and the fund may therefore incur significant trading, settlement and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the funds and their investors. Bond Connect is a novel concept and, as such, the current regulations are untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change which may have potential retrospective effects and there
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can be no assurance that Bond Connect will not be abolished. New regulations may be issued from time to time by the regulators in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Bond Connect. A Master Fund may be adversely affected as a result of such changes.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Cash or Cash Equivalents
A Master Fund may also hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the Master Fund’s investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.
There is no limit on the extent to which a Master Fund may take temporary defensive measures. In taking such measures, a Master Fund may fail to achieve its investment objective.
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Currency Transactions
The Master Funds may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in such currency exchange market to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency. The Master Growth-Income Fund currently intends to engage in currency transactions for these purposes only.
Certain Master Funds may also enter into forward currency contracts and may purchase and sell options on currencies to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the Master Fund also may cross hedge and purchase or sell a non-U.S. currency against another non-U.S. currency. The Master Funds, other than Master Bond Fund, have no current intention to cross hedge one currency against another currency (other than the U.S. dollar).
Certain Master Funds may also purchase or write put and call options on foreign currencies on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the fund to reduce currency risk using options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets.
Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent a Master Fund from entering into foreign currency transactions, force a Master Fund to exit such transactions at an unfavorable time or price or result in penalties to the Master Fund, any of which may result in losses to the Master Fund.
The Master Funds will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of a Master Fund’s commitment increases because of changes in exchange rates, the Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.
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The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the Master Fund’s exposure to currency exchange rates and could result in losses to the Master Fund if currencies do not perform as expected by the Master Fund’s investment adviser. For example, if the Master Fund’s investment adviser increases a Master Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the Master Fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency.
Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause a fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC's rule applicable to a fund's use of derivatives, a Master Fund's obligations with respect to these instruments will depend on the fund's aggregate usage of and exposure to derivatives, and the Master Fund's usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage such fund's derivatives risk.
Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund (although tax implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
The Master Bond Fund may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date.
In connection with these futures transactions, the Master Bond Fund has filed a notice of eligibility with the Commodity Futures Trading Commission (“CFTC”) that exempts the Master Bond Fund from CFTC registration as a “commodity pool operator” as defined under the Commodity Exchange Act. Pursuant to this notice, the Master Bond Fund will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than “hedging” (as defined by CFTC rules) up to 5% of a fund's net assets.
The Master Bond Fund may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the Master Bond Fund anticipates purchasing securities.
Currency options may be either listed on an exchange or traded OTC. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Master Bond Fund will not purchase an OTC option unless the investment adviser believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.
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Derivative Instruments
In pursuing its investment objective(s), each Master Fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts and currency options, each Master Fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.
Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the OTC market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives—regardless of the manner in which they trade or their relative complexities—entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.
As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the Master Fund as a result of the failure of the Master Fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of and, in effect, the return on—the instrument may be dependent on both the individual credit of the Master Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the Master Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the Master Fund’s investment in a derivative instrument may result in losses. Further, if a Master Fund’s counterparty were to default on its obligations, the Master Fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the Master Fund’s rights as a creditor and delay or impede the Master Fund’s ability to receive the net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
The value of some derivative instruments in which the Master Fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the Master Fund’s other investments, the ability of the Master Fund to successfully utilize such derivative instruments may depend in part upon the ability of the Master Fund’s investment adviser to accurately forecast market and economic factors (such as interest rates). The success of the Master Fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the Master Fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the Master Fund could suffer losses.
Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately negotiated OTC derivatives, the Master Fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the Master Fund’s derivative positions, the Master Fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Master Fund.
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Because certain derivative instruments may obligate the Master Fund to make one or more potential future payments, which could significantly exceed the value of the Master Fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the Master Fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the Master Fund’s investment in the instrument. When a Master Fund leverages its portfolio, investments in that Master Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.
The Master Fund’s compliance with the SEC’s rule applicable to the fund’s use of derivatives may limit the ability of the fund to use derivatives as part of its investment strategy. The rule requires that a fund that uses derivatives in more than a limited manner, which is currently the case for the Master Fund, adopt a derivatives risk management program, appoint a derivative risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time a fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in limiting the fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the fund’s derivatives or other investments. A fund is generally required to satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If a fund does not have an appropriate designated reference portfolio in light of the fund’s investments, investment objectives and strategy, a fund must satisfy the rule’s outer limit on leverage by limiting the fund’s VaR to 20% of the value of the fund’s net assets each business day.
Options. The Master Funds may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).
By purchasing a put option, a Master Fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the Master Fund pays the current market price, or the option premium, for the option. A Master Fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the Master Fund will lose the entire amount of the option premium paid. If the option is exercised, the Master Fund completes the sale of the underlying instrument (or cash settles) at the strike price. A Master Fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.
As a buyer of a put option, a Master Fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the Master Fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.
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The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.
If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.
Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.
Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. A Master Fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the underlying instruments, although this may not be successful. If price changes in the Master Funds’ options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Master Fund to hold a position until delivery or expiration regardless of changes in its value.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of a Master Fund’s overall position. For example, purchasing a put option and writing a call option on the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
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Futures and options on futures. The Master Fund may enter into futures contracts and options on futures contracts to seek to manage the Master Fund’s interest rate sensitivity by increasing or decreasing the duration of the Master Fund or a portion of the Master Fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. Futures contracts are standardized, exchange-traded contracts, and, when such contracts are bought or sold, the Master Fund will incur brokerage fees and will be required to maintain margin deposits.
Unlike when the Master Fund purchases or sells a security, such as a stock or bond, no price is paid or received by the Master Fund upon the purchase or sale of a futures contract. When the Master Fund enters into a futures contract, the Master Fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Master Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the Master Fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the Master Fund but is instead a settlement between the Master Fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the Master Fund will mark-to-market its open futures positions. The Master Fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the fund. Such margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the fund.
In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Master Fund, the Master Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Master Fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the Master Fund.
When the Master Fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the Master Fund becomes subject to so-called “fellow customer” risk–that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the Master Fund, will be used to cover a loss caused by a different defaulting customer. Applicable Commodity Futures Trading Commission (“CFTC”) rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.
Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the Master Fund realizes a gain; if it is more, the Master Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the Master Fund realizes a gain; if it is less, the Master Fund realizes a loss.
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The Master Fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the Master Fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the Master Fund had purchased the reference asset directly. When the Master Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.
There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the Master Fund may be prevented from promptly liquidating unfavorable futures positions and the Master Fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the Master Fund to substantial losses. Additionally, the Master Fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the Master Fund would remain obligated to meet margin requirements until the position is cleared. As a result, the Master Fund’s access to other assets posted as margin for its futures positions could also be impaired.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Master Fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.
Swaps — The Master Fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.
Swaps can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and standardized credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps and certain types of interest rate swaps and credit default swap indices are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the Master Fund enters into bilaterally negotiated swaps, the Master Fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the Master Fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the Master Fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.
The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
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Swaps can take different forms. The Master Fund may enter into the following types of swaps:
Interest rate swaps. The Master Fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the Master Fund by increasing or decreasing the duration of the Master Fund or a portion of the Master Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (“SOFR”), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the Master Fund’s current obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.
In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.
Total return swaps. The Master Fund may enter into total return swap in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the Master Fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the Master Fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.
Credit default swap indices. In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the Master Fund may invest in credit default swap indices (“CDXs”), including CDX and iTraxx indices (collectively referred to as “CDSIs”). Additionally, in order to assume exposure to the commercial mortgage-backed security sector or to hedge against existing credit and market risks within such sector, the fund may invest in mortgage-backed security credit default swap indices, including the CMBX index (collectively referred to as “CMBXIs”). A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. A CMBXI is a tradeable index referencing a basket of commercial mortgage-backed securities. In a typical CDSI or CMBXI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the fund as protection buyer may receive a single name credit default swap (“CDS”) contract representing the relevant constituent.
The Master Fund may enter into a CDSI or CMBXI transaction as either protection buyer or protection seller. If the Master Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Master Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Master Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Master Fund, coupled with the periodic payments previously received by the Master Fund, may be less than the full notional value that the Master Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Master Fund. Furthermore, as a protection seller, the Master Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap.
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The use of CDSI or CMBXI, like all other swaps, is subject to certain risks, including the risk that the Master Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Master Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Master Fund’s recovery. Thus, if the Master Fund’s counterparty to a CDSI or CMBXI transaction defaults on its obligation to make payments thereunder, the Master Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.
Additionally, when the Master Fund invests in a CDSI or CMBXI as a protection seller, the Master Fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If the investment adviser to the Master Fund does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI or CMBXI is based, the investment could result in losses to the Master Fund.
Real Estate Investment Trusts
Although the Master Funds will not invest in real estate directly, the Master Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Master Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Master Funds pay the fees and expenses of the REITs, which, ultimately, are paid by each Feeder Fund and its shareholders.
Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
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A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Master Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Master Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Master Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically, they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Master Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Master Fund. A Master Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Master Fund’s ability to dispose of particular securities, when necessary, to meet a Master Fund’s liquidity needs or in response to a specific
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economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Master Fund to obtain market quotations based on actual trades for purposes of valuing the Master Fund’s portfolio. A Master Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Master Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Warrants and Rights
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Preferred Stock
Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Contingent Convertible Securities. A contingent convertible security (“CoCo”), which is also known as a contingent capital security, is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have
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eroded the issuer’s capital level below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Restricted, Non-Publicly Traded and Illiquid Securities
A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Master Fund does not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Master Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Master Funds might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such holdings (including restricted securities) will be considered to be illiquid if the fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the Master Funds' adviser under a liquidity risk management program adopted by the Master Funds' board of trustees and administered by the Master Funds' adviser. The fund may incur significant additional costs in disposing of illiquid securities.
A Master Fund may sell OTC options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by a Master Fund. The assets used as cover for OTC options written by the Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may
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repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
The adviser will monitor the liquidity of restricted securities for the Master Fund. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.
Section 4(a)(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(a)(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(a)(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Master Fund’s adviser believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Bank Obligations
Bank obligations that may be purchased by a Master Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Mortgage Dollar Rolls and Reverse Repurchase Agreements
A Master Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Master Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Master Fund generally retains the right to interest and principal payments on the security. Since a Master Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act. When required by guidelines of the SEC, a Master Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Master Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Master Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Master Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund’s obligation to repurchase the securities, and the Master Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
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Mortgage dollar rolls are arrangements in which a Master Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Master Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Master Fund would receive compensation through the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Master Fund could receive compensation through the receipt of fee income equivalent to a lower forward price. At the time the Master Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Master Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Master Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Master Funds.
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Master Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Master Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Master Fund’s adviser or subadviser believes that such arbitrage transactions do not present the risks to the Master Funds that are associated with other types of leverage.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of a Fund’s shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Artificial Intelligence (“AI”). The rapid development and increasingly widespread use of certain AI technologies,including machine learning models and generative AI, may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund
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invests and/or service providers to the Funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations.
AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Interfund Borrowing/Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, certain funds may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. Such funds will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Such funds will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Affiliated Investment Companies
Certain Master Funds may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow a Master Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Master Fund’s performance. Any investment in another investment company will be consistent with the Master Fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the Master Fund does not bear additional management fee when investing in Central Funds, but the Master Fund does bear its proportionate share of Central Fund expenses.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern
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and uncertainty. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.
Environmental, Social and Governance (“ESG”) Securities
The Master Funds may invest in securities of issuers that meet certain ESG criteria. The investment adviser’s application of ESG analysis when selecting investments may affect a Master Funds’ exposure to certain companies, sectors, regions, and countries and may affect a Master Fund’s performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying the investment adviser’s ESG analysis may also affect a Master Fund’s performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, a Master Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers, because data availability may be more limited. The exclusionary criteria aspect of ESG criteria may result in a Master Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Master Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Temporary Investments
Feeder Funds Trust
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for anticipated redemptions, or if a Fund’s Board of Trustees (or Master Fund’s adviser) believes that business, economic, political or financial conditions warrant, a Fund (or Master Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund (or Master Fund) will not be pursuing its investment objective and may miss potential market upswings.
Portfolio Turnover
Feeder Funds Trust
Since the Feeder Funds invest all or substantially all of their assets in a corresponding Master Fund, the Feeder Funds are not in a position to affect the portfolio turnover of the Master Funds.
Master Funds Trust
Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the Funds' objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders (although tax implications for investments in variable insurance contracts typically are deferred during the accumulation phase).
Under certain market conditions, the investment policies of the Master Asset Allocation Fund and the Master Bond Fund may result in higher portfolio turnover than those of the other Master Funds. A Master Fund’s portfolio turnover rate would equal 100% if each security in the Master Fund’s portfolio were replaced once per year.
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The following table sets forth the portfolio turnover rates for each Master Fund for the fiscal years ended December 31, 2025 and 2024 and the portfolio turnover rates excluding mortgage dollar roll transactions for certain funds for the fiscal years ended December 31, 2025 and 2024.
	Fiscal Year	Portfolio turnover rate*	Portfolio turnover rate (excluding mortgage dollar roll transactions)
Master Asset Allocation Fund	2025	115%	72%
	2024	129%	43%
Master Bond Fund	2025	247%	159%
	2024	398%	102%
Master Global Growth Fund	2025	45%	N/A
	2024	41%	N/A
Master Growth Fund	2025	27%	N/A
	2024	23%	N/A
Master Growth-Income Fund	2025	27%	N/A
	2024	45%	N/A
* Variations in turnover rate are due to changes in trading activity during the period.
Investment Restrictions
Feeder Funds Trust
The following are fundamental investment restrictions for each of the Feeder Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.
Each of the Feeder Funds:
●May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
●May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
●May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
●Except as provided below, may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
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●Except as provided below, may not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
Under the 1940 Act, investments of more than 25% of a fund's total assets in one or more issuers in the same industry or group of industries constitutes concentration. The policy described above in the seventh bullet under “Investment Restrictions” will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to “industry” in such policy shall be read to include a group of related industries. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. The Fund currently utilizes any one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser.
Note, however, that the fundamental investment limitations described above do not prohibit the Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Fund.
The following are the NON-FUNDAMENTAL operating policies of the Feeder Fund, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL.
Each of the Feeder Funds may not:
●Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
●Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
●Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act except that each Feeder Fund may invest all or substantially all of its assets in the shares of another registered, open-end investment company such as a Master Fund.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33  1∕3% of the Fund’s total assets.
Note, however, that the non-fundamental investment limitations described above do not prohibit the Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Fund.
The investment objectives of each of the Feeder Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval. In particular, investment of each Feeder Fund’s assets in its corresponding Master Fund is not a fundamental policy of any Feeder Fund and a shareholder vote is not required to withdraw a Feeder Fund’s entire investment from its corresponding Master Fund.
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Master Funds Trust
Each Feeder Fund invests all or substantially all of its assets in a corresponding Master Fund. All percentage limitations in the following Master Fund policies are considered at the time of borrowing (see Master Funds SAI) and are based on a Master Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable fund. In managing a fund, a Master Fund’s investment adviser may apply more restrictive policies than those listed below.
Fundamental policies—The Master Funds have adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.
The following policies apply to each Master Fund (please also see “Additional information about fundamental policies” below):
1.
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a Master Fund may not:
a.
Borrow money;
b.
Issue senior securities;
c.
Underwrite the securities of other issuers;
d.
Purchase or sell real estate or commodities;
e.
Make loans; or
f.
Purchase the securities of any issuer if, as a result of such purchase, a Master Fund’s investments would be concentrated in any particular industry.

2.
The Master Funds may not invest in companies for the purpose of exercising control or management.
Nonfundamental policies—The following policy may be changed without shareholder approval:
A Master Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Additional information about fundamental policies—The information below is not part of the Master Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Master Funds. Information is also provided regarding the Master Funds’ current intention with respect to certain investment practices permitted by the 1940 Act. A reverse repurchase agreement may be considered the economic equivalent of borrowing by the fund; however, to the extent that the fund covers its commitments under a reverse repurchase agreement (and under certain similar agreements and transactions) by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement will not be considered borrowing by the fund.
For purposes of fundamental policy 1.a., the fund may borrow money in amounts of up to 33  1∕3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter. For
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purposes of fundamental policies 1.a. and 1.e., certain funds may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.
For purposes of fundamental policy 1.b., a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Master Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the Master Fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.
For purposes of fundamental policy 1.c., the policy will not apply to the Master Fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.
For purposes of fundamental policy 1.e., a Master Fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to a Master Fund’s purchase of debt obligations.
For purposes of fundamental policy 1.f., a Master Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government-sponsored entities or repurchase agreements with respect thereto. For purposes of this policy, with respect to a private activity municipal bond the principal and interest payments of which are derived primarily from the assets and revenues of a non-governmental entity, the Master Fund will look to such non-governmental entity to determine the industry to which the investment should be allocated.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)
A Fund may invest no more than 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more than 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more than 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more than 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer. The Feeder Funds intend to comply with these diversification requirements under Subchapter L of the Code through their investment in the Master Funds.
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INSURANCE LAW RESTRICTIONS
Feeder Funds Trust
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, NFM or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which Nationwide Funds Group may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
Feeder Funds Trust
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ various service providers. However, under a master-feeder structure, each Feeder Fund’s sole portfolio holding is shares of its corresponding Master Fund.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Synthesis Technology; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; AllVue Everest; Amazon Web Services (AWS); Confluence/InvestmentMetrics/Style Analytics; Microsoft; SmartStream Technologies; Snowflake; Trioptima; TS Imagine Inc.; Bank of New York; MSCI Inc.; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; Qontigo (Axioma Risk System); Financial Recovery Technologies; Steeleye, Limited; Proxymity Limited; Broadridge Financial Solutions, Inc.; Glass Lewis & Co, LLC; Advent Software, Inc.; SWIFT SC; Access Fintech, Inc.; FilePoint EDGAR Services, LLC; PricewaterhouseCoopers LLP; S&P Global Inc.; EquiLend LLC; WTax (VAT IT Group Ltd); SitusAMC Holdings Corp.; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; or Citigroup, Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
Master Funds Trust
The Master Funds’ investment adviser, Capital Research and Management CompanySM (“Capital Research”), on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the Funds’ portfolio securities. These policies and procedures have been reviewed by the Series’ board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the Series’ chief compliance officer.
Under these policies and procedures a complete list of portfolio holdings of each Master Fund available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website (capitalgroup.com/afis) no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the Master Fund as permitted by applicable regulations. In addition, the Master Fund’s list of top 10 portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such
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month for equity securities, and no earlier than the 30th day after such month for fixed income securities. The Master Fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted no earlier than the 10th day after the final month of each calendar quarter. For multi-asset Master Funds, the Master Fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted each month, no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. Capital Research may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.
Affiliated persons of the Series, including officers of the Series and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Personal investment policy” section in this statement of additional information and the Code of Ethics. Third-party service providers of the Series, as described in this statement of additional information, receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the Series, such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only, and that include the duty not to trade on the information. Neither the Series nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.
Subject to Board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the Series’ investment adviser. In exercising their authority, the committees determine whether disclosure of information about the Funds’ portfolio securities is appropriate and in the best interest of Series shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Series service providers for legitimate business and Series oversight purposes) until such holdings have been provided to fund shareholders, helps reduce potential conflicts of interest between Series shareholders and the investment adviser and its affiliates.
Trustees and Officers of the Trust
Management Information
Feeder Funds Trust
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Currently, there are no Trustees who are interested persons of the Trust. Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Investment Management Group, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215.
Independent Trustees
Tracy Bollin
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1970	Trustee since July 2025	114
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Principal Occupation(s) During the Past Five Years (or Longer)
From 2015 until 2021, Mr. Bollin served as Vice President and CFO of Principal Funds, Managing Director of Fund
Operations for Principal Global Investors, and President of Principal Shareholder Services.

Other Directorships held During the Past Five Years[2] Board member of On With Life since September 2024.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Bollin has held multiple roles in the financial services industry, including positions in capital markets, finance, operations, and as a board member.

Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to 2023, Board Member of Houston Ballet from July
2011 to present and President from July 2022 to July 2024 and Chair since July 2024, and Board Member of Hermann Park
Conservancy from July 2011 to present, serving as Board Chair from 2020 to 2024.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of The Pine Street Inn from 2009 to present, Member of the Advisory Board (non-fiduciary) of Mearthane
Products Corporation from 2021 to 2022, Trustee of The College of the Holy Cross since July 2022, and Member of Board of Managers of the College Circle Creamery Holdings since February 2023.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Mr. Karlawish was a Partner, and Senior Wealth Advisor with Curi RMB Capital from August 2022 to October
2025. Previously, he was Senior Director of Wealth Management with Curi Wealth Management which acquired Park Ridge
Asset Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset
Management, LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr.
Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T
Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
49

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder and Managing Partner of Blue Leaf Ventures (venture capital firm, founded May 2018).
From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present and Board Member for Saint Vincent de
Paul of Palm Beach County from May 2023 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
50

Officers of the Trust
Joseph N. Aniano
Year of Birth	Positions Held with Funds and Length of Time Served
1978	President, Chief Executive Officer and Principal Executive Officer since November 2025
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Aniano is President and Chief Executive Officer of Nationwide Investment Management Group and is a Senior Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as President of Nationwide Securities, LLC, and before that as Head of Investment Management Group Product Lifecycle Management.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group, and
is a Vice President of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal
Financial Officer, and served temporarily as the Trust’s President, Chief Executive Officer and Principal Executive Officer
from September 2022 until March 2023.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Majewski is Senior Director, Financial Administration of Nationwide Investment Management Group. Mr. Majewski
previously served as the Trust’s Assistant Secretary and Assistant Treasurer.

Nicholas T. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1982	Vice President and Chief Compliance Officer since December 2025
Principal Occupation(s) During the Past Five Years (or Longer)Mr. Graham is Vice President of NFA and Chief
Compliance Officer of NFA and the Trust. He previously served as AVP, Chief Compliance Officer for the Nationwide
Office of Investments and its registered investment adviser, Nationwide Asset Management, LLC.[1]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group, and
Vice President of Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for Nationwide Investment
Management Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

Benjamin Hoecherl
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hoecherl is Vice President, Head of Business and Product Development for Nationwide Investment Management
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]He previously served as AVP for Nationwide
ProAccount within Nationwide Retirement Solutions.

1 These positions are held with an affiliated person or principal underwriter of the Funds.
51

Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, NFM, and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
52

Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Nationwide Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Bollin, Ms. Petersen and Mr. Wezdenko (Chair), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist
53

the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Davis (Chair), Mr. Karlawish and Ms. Kosel, each of whom is an Independent Trustee.
Ownership of Shares of Nationwide Funds as of December 31, 2025
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Tracy Bollin	None	Over $100,000
Kristina Bradshaw	None	Over $100,000
Lorn C. Davis	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Charlotte Petersen	None	Over $100,000
David E. Wezdenko	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
Ownership in the Funds’ Distributor1 as of December 31, 2025
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Tracy Bollin	N/A	N/A	N/A	None	N/A
Kristina Bradshaw	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Charlotte Petersen	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2025. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2025. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust.
54

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Tracy Bollin	$192,150	N/A	N/A	$260,000
Kristina Bradshaw	300,083	N/A	N/A	405,000
Lorn C. Davis	311,263	N/A	N/A	420,000
Barbara Jacobs[2]	288,999	N/A	N/A	390,000
Keith F. Karlawish	366,862	N/A	N/A	495,000
Carol A. Kosel	296,436	N/A	N/A	400,000
Douglas F. Kridler[2]	285,317	N/A	N/A	385,000
Charlotte Petersen	285,316	N/A	N/A	385,000
David E. Wezdenko	311,263	N/A	N/A	420,000
1
As of December 31, 2025, the Fund Complex included two trusts comprising 114 investment company funds or series.
2
Ms. Jacobs and Mr. Kridler retired as Trustees effective December 31, 2025.
Code of Ethics
Federal law requires the Trust, each of its investment adviser, subadviser, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Master Funds Trust
BOARD OF TRUSTEES AND OFFICERS
“INDEPENDENT” TRUSTEES1
The Series' nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series' service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.
The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series' board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the Series' independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility
55

or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series' registration statement.
Name, Year of Birth and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
Vanessa C. L. Chang, 1952 Trustee (2026)	Former Director, EL & EL Investments (real estate)	93
Transocean Ltd.
(offshore drilling
contractor); Former
director of Sykes
Enterprises
(outsourced customer
engagement service
provider) (until
2021); Edison
International/Southern
California Edison
(until 2025)

- Service as a chief
executive officer,
insurance-related
(claims/dispute
resolution) internet
company
- Senior management
experience,
investment banking
- Former partner,
public accounting
firm
- Corporate board
experience
- Service on advisory
and trustee boards for
charitable,
educational and non-
profit organizations
- Former member of
the Governing
Council of the
Independent
Directors Council
- C.P.A. (inactive)

Francisco G. Cigarroa, MD, 1957 Trustee (2021)	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	114	None	- Corporate board experience - Service on boards of community and non- profit organizations - MD
56

Name, Year of Birth and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
Nariman Farvardin, 1956 Trustee (2018)	President, Stevens Institute of Technology	114	None
- Senior management
experience,
educational
institution
- Corporate board
experience
- Professor, electrical
and computer
engineering
- Service on advisory
boards and councils
for educational,
nonprofit and
governmental
organizations
- MS, PhD, electrical
engineering

Jennifer C. Feiken, 1968 Trustee (2022)	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company	114	Hertz Global Holdings, Inc.
- Senior corporate
management
experience,
investment banking
- Corporate board
experience
- Business consulting
experience
- Service on advisory
and trustee boards for
charitable and
nonprofit
organizations
- JD

John G. Freund, MD, 1953 Trustee (2026)	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co- Founder of Intuitive Surgical, Inc. (1995– 2000); Co- Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 - 2020)	96	Collegium Pharmaceutical, Inc.; SI– Bone, Inc.; Former director of Sutro Biopharma, Inc. (until 2025)	- Experience in investment banking and senior management at multiple venture capital firms, a medical device company and a biopharmaceutical company - Corporate board experience - MD, MBA
57

Name, Year of Birth and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
Leslie Stone Heisz, 1961 Trustee (2022)	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	114	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services); Former director of Public Storage, Inc. (until 2024)	- Senior corporate management experience, investment banking - Business consulting experience - Service on advisory and trustee boards for charitable and nonprofit organizations - MBA
Sharon I. Meers, 1965 Trustee (2026)	Co-Founder and President, Midi Health, Inc. (a women’s telehealth company)	93	None
- Service as head of
strategic partnerships,
ecommerce company
- Experience in
investment banking
and senior
management
experience in
business
development,
operations and
investment
management
- Service on trustee
boards for nonprofit
organizations
- MA, economics

Kenneth M. Simril, 1965 Trustee (2026)	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing); former President and CEO, Fleischmann’s Ingredients (2016– 2022)	96	Bunge Limited (agricultural business and food company); Former director of At Home Group Inc. (until 2021)
- Service as operating
executive in various
private equity-owned
companies
- Experience in
international business
affairs, capital
markets and risk
management
- Independent trustee
and advisor for city
and county public
pension plans
- MBA, finance, BS,
engineering

58

Name, Year of Birth and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive) (2010)	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	114	None
- Former
U.S. Secretary of
Education,
U.S. Department of
Education
- Former Assistant to
the President for
Domestic Policy, The
White House
- Former senior
advisor to the
Governor of Texas
- Service on advisory
and trustee boards for
charitable and non-
profit organizations

Christopher E. Stone, 1956 Trustee (2026)	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	96	None
- Service on advisory
and trustee boards for
charitable,
international
jurisprudence and
nonprofit
organizations
- Former professor,
practice of criminal
justice
- Former president of
a large complex of
global philanthropies
- JD, Mphil,
criminology

Alexandra Trower, 1964 Trustee (2018)	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	114	None	- Service on trustee boards for charitable and nonprofit organizations; - Senior corporate management experience - Branding
59

Name, Year of Birth and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
Paul S. Williams, 1959 Trustee (2020)	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005-2018)	114
Public Storage, Inc.;
Former director of
Romeo Power, Inc.
(manufacturer of
batteries for electric
vehicles) (until 2022);
Compass Minerals
Inc. (producer of salt
and specialty
fertilizers) (until
2023); Air Transport
Services Group, Inc.
(aircraft leasing and
air cargo
transportation) (until
2025)

- Senior corporate
management
experience
- Corporate board
experience
- Corporate
governance
experience
- Service on trustee
boards for charitable
and educational
nonprofit
organizations
- Securities law
expertise
- JD

“INTERESTED” TRUSTEES4, 5
Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the Series' service providers also permits them to make a significant contribution to the Series' board.
Name, Year of Birth and Position with the Master Funds (Year First Elected[2] as a Trustee)	Principal Occupation(s) During the Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Master Funds	Number of Boards[3] on Which Trustee or Officer Serves	Other Directorships[4] Held by Trustee or Officer
Christopher D. Buchbinder, 1971 President and Trustee (2014-2021; 2026)	Partner– Capital Research Global Investors, Capital Research and Management Company	77	None
William L. Robbins, 1968 Trustee (2026)	Partner– Capital International Investors, Capital Research and Management Company; Chair and Director, Capital Group International, Inc.*	77	None
OTHER OFFICERS5
Name, Year of Birth and Position with Master Fund (Year First Elected[2] as an Officer)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Master Funds
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President (2021)	Senior Vice President– Legal and Compliance Group, Capital Research and Management Company
60

Name, Year of Birth and Position with Master Fund (Year First Elected[2] as an Officer)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Master Funds
Courtney R. Taylor, 1975 Secretary (2010-2014; 2023)	Assistant Vice President– Legal and Compliance Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer (2008)	Vice President– Legal and Compliance Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2014)	Associate– Legal and Compliance Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2019)	Vice President– Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer (2015)	Senior Vice President– Legal and Compliance Group, Capital Research and Management Company
*
Company affiliated with Capital Research and Management Company.
1
The term “independent” trustee refers to a trustee who is not an “interested person” of the funds within the meaning of the 1940 Act.
2
Trustees and officers of the Series serve until their resignation, removal or retirement.
3
This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.
4
The term “interested” trustee refers to a trustee who is an “interested person” of the funds within the meaning of the 1940 Act, on the basis of his or her affiliation with the Series' investment adviser, Capital Research and Management Company, or affiliated entities.
5
All of the trustees and/or officers listed, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
The address for all trustees and officers of the series is 333 South Hope Street, 55th floor, Los Angeles, California 90071, attention: Secretary.
OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2025
Name	Dollar Range[1] of Fund Shares Owned in Series[3]	Aggregate Dollar Range[1] of Shares Owned in All Funds Overseen by Trustee in the Same Family of Investment Companies as the Series	Dollar Range[1] of Independent Trustees Deferred Compensation[4] Allocated to Series[5]	Aggregate Dollar Range[1,2]of Independent Trustees Deferred Compensation[4] Allocated to All the Funds Overseen by Trustee in the Same Family of Investment Companies as the Series
Vanessa C. L. Chang	None	Over $100,000	N/A	N/A
Francisco G. Cigarroa	None	None	N/A	Over $100,000
Nariman Farvardin	None	Over $100,000	N/A	Over $100,000
Jennifer C. Feiken	None	Over $100,000	N/A	Over $100,000
John G. Freund	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz	None	Over $100,000	N/A	N/A
Sharon I. Meers	None	Over $100,000	N/A	Over $100,000
Kenneth M. Simril	None	Over $100,000	N/A	N/A
Margaret Spellings	None	Over $100,000	N/A	Over $100,000
Christopher E. Stone	None	Over $100,000	N/A	Over $100,000
Alexandra Trower	None	Over $100,000	N/A	Over $100,000
Paul S. Williams	None	Over $100,000	N/A	Over $100,000
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Name	Dollar Range[1] of Fund Shares Owned in Series	Aggregate Dollar Range[1] of Shares Owned in All Funds Overseen by Trustee in the Same Family of Investment Companies as the Series
Interested Trustee
Christopher D. Buchbinder	None	Over $100,000
William L. Robbins	None	Over $100,000
1
Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and/or 401(k) plan, as applicable.
2
N/A indicates that the listed individual, as of December 31, 2025, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
3
Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.
4
Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
5
The funds in the Series are not available for investment in the independent trustees’ deferred compensation plan.
TRUSTEE COMPENSATION— No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers– Independent trustees” table under the “Management of the Series” section in this statement of additional information, all other officers and trustees of the Series are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.
The Series and the other funds served by each independent trustee each pay a portion of these fees.
No pension or retirement benefits are accrued as part of Series expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the independent trustees.
Trustee compensation paid during the fiscal year ended December 31, 2025
Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Vanessa C. L. Chang (elected January 1, 2026)	None	$472,000
Francisco G. Cigarroa[2]	$59,440	$362,000
Nariman Farvardin[2]	37,766	552,000
Jennifer C. Feikin[2]	59,440	474,500
John G. Freund (elected January 1, 2026)	None	524,000
Leslie Stone Heisz	59,440	474,500
Mary Davis Holt (retired December 31, 2025)	45,648	432,000
Sharon I. Meers (elected January 1, 2026)	None	377,000
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Name	Aggregate compensation (including voluntarily deferred compensation1) from the series	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Merit E. Janow[2] (service ended December 31, 2025)	38,313	580,000
Margaret Spellings[2]	None	377,000
Christopher E. Stone (elected January 1, 2026)	None	468,000
Alexandra Trower[2]	61,082	372,000
Paul S. Williams[2]	61,082	372,000
1
Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2025 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
2
Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the end of 2025 fiscal year for participating trustees is as follows: Francisco G. Cigarroa ($168,656), Nariman Farvardin ($676,191), Jennifer C. Feikin ($206,613), Merit E. Janow ($53,761), Margaret Spellings ($558,496), Alexandra Trower ($580,410) and Paul S. Williams ($115,942). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.
As of April 1, 2025, the officers and trustees of the Series and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.
Series Organization and the Board of Trustees—The American Funds Insurance Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the Series reserved the right to delay implementing the reorganization and has elected to do so. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement available on the SEC's website at sec.gov.
All American Funds Insurance Series operations are supervised by its Board of Trustees, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.
Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.
The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The Board of Trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.
Each Master Fund has Class 1, Class 1A, Class 2 and Class 4 shares. In addition, Master Growth Fund, Master Growth-Income Fund, and Master Asset Allocation Fund have Class 3 shares. Other Funds in the series have Class P1 and/or Class P2 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the Series’ amended and restated rule 18f-3 Plan. Class 1A, Class 2, Class 3 and Class 4 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 1A, Class 2, Class 3 and Class 4 shares. Class 1A and Class 4 shareholders have exclusive voting rights with respect to their Insurance Administrative Services Plans. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
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The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Board could be removed by a majority vote.
The Series’ declaration of trust and by-laws as well as separate indemnification agreements that the Series has entered into with independent trustees provide in effect that, subject to certain conditions, the Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
Master Funds Board Leadership Structure
Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair's duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and counsel to the independent trustees and the fund.
Master Funds Board Oversight of Master Trust Risk
Risk oversight—Day-to-day management of the Series, including risk management, is the responsibility of the Series' contractual service providers, including the Series' investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Series' operations, including the processes and associated risks relating to the funds' investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers' discharge of their responsibilities, including the processes they use to manage the relevant risks. In that regard, the board receives reports regarding the operations of the Series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds' investments and trading. The board also receives compliance reports from the Series' and the investment adviser's chief compliance officers addressing certain areas of risk.
Committees of the Series' board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the Series' audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.
Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund's objectives. As a result of the foregoing and other factors, the ability of the Series' service providers to eliminate or mitigate risks is subject to limitations.
Committees of the Board of Trustees—The Series has an audit committee comprised of Vanessa C. L. Chang, Francisco G. Cigarroa, John G. Freund, Leslie Stone Heisz, Sharon I. Meers, Kenneth M. Simril, Christopher E. Stone and Paul S. Williams. The committee provides oversight regarding the Series' accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series' principal service providers. The committee acts as a liaison between the Series' independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2025 fiscal year.
The Series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and
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Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2025 fiscal year.
The Series has a nominating and governance committee comprised of Nariman Farvardin, Jennifer C. Feikin, Margaret Spellings and Alexandra Trower, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Series, addressed to the Series' secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2025 fiscal year.
PROXY VOTING GUIDELINES
Feeder Funds Trust
Federal law requires the Trust and each of its investment advisers and subadvisers, if applicable, to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Feeder Funds’ proxy voting policies and procedures and information regarding how the Feeder Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Feeder Funds Trust
Trust Expenses
The Trust pays, on behalf of the Feeder Funds, the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the investment adviser, which is not applicable for the Feeder Funds), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees for other series of the Trust and any Rule 12b-1 fees; fees under the Trust’s Joint Fund Administration and Transfer Agency Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.
Master-Feeder Service Provider to the Feeder Funds
NFM, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215 is the master-feeder service provider for the Feeder Funds under the master-feeder structure.
NFM provides master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board of Trustees enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund, if any; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund; (iii) coordination with the Master Fund’s board of directors, officers and
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service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund’s registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Funds’ board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund’s officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Funds’ officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board of Trustees concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.
For the services rendered under the Master-Feeder Services Agreement, each Feeder Fund pays to NFM, at the end of each calendar month, a fee based upon the average daily value of the net assets of such Feeder Fund at the annual rate of 0.25%.
NFM has entered into a written contract with the Trust under which it will waive from the fees that it charges for providing master-feeder operational services to each Feeder Fund under the Master-Feeder Services Agreement the following amounts:
0.1425% on Aggregate Assets up to $2.5 billion;
0.1450% on Aggregate Assets greater than $2.5 billion but less than $5 billion;
0.1525% on Aggregate Assets greater than $5 billion but less than $10 billion;
0.1575% on Aggregate Assets greater than $10 billion but less than $15 billion;
0.1725% on Aggregate Assets greater than $15 billion but less than $25 billion; and
0.19% on Aggregate Assets greater than $25 billion
This contract currently runs until May 1, 2027 and may be renewed at that time.
With respect to the NVIT American Funds Asset Allocation Fund and NVIT American Funds Growth Fund, NFM may request and receive reimbursement from the Funds for the master-feeder services fees waived or limited and other expenses reimbursed by NFM pursuant to the expense limitation agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the applicable Operating Expense Limit at the time that NFM waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the applicable Operating Expense Limit; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the expense limitation agreement, reimbursement of amounts previously waived or assumed by NFM is not permitted.
During the fiscal years ended December 31, 2025, 2024, and 2023, NFM earned the following fees as master-feeder service provider to the Feeder Funds:

	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT American Funds Asset Allocation Fund	$15,812,868	$6,117,848	$16,123,986	$6,266,791	$15,495,123	$6,115,417
NVIT American Funds Bond Fund	8,214,612	3,178,094	8,558,516	3,326,153	8,231,883	3,248,961
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	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT American Funds Global Growth Fund	1,580,133	611,446	1,427,945	555,052	1,215,856	479,859
NVIT American Funds Growth Fund	5,626,244	2,177,001	4,538,374	1,764,324	3,468,304	1,368,664
NVIT American Funds Growth- Income Fund	10,277,951	3,976,472	10,128,751	3,936,838	9,340,603	3,686,260
Master Funds Trust
INVESTMENT ADVISER TO THE MASTER FUNDS
The investment adviser to the Master Funds, Capital Research and Management Company (“Capital Research”), founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles; San Francisco; Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. Capital Research and Management Company. The three equity investment divisions— Capital World Investors, Capital Research Global Investors and Capital International Investors— make investment decisions independently of one another. Portfolio Managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The Master Funds are operated by the investment adviser, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Master Funds and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Funds.
The Master Funds’ investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.
Investment advisory and service agreement – The Investment Advisory and Service Agreement (the “Agreement”) between the Master Series and the investment adviser will continue in effect until April 30, 2027, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the Series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.
Under the Agreement, Capital Research receives a management fee based on the following annualized rates and daily net asset levels, from each Master Fund, and indirectly from each Feeder Fund as a shareholder in its corresponding Master Fund. Management fees are paid monthly and accrued daily.
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For the Master Asset Allocation Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.25% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.244% on net assets greater than $13.0 billion, but not exceeding $21.0 billion, plus 0.240% on net assets greater than $21.0 billion but not exceeding $34.0 billion, plus 0.236% on net assets in excess of $34.0 billion.
For the Master Bond Fund, Capital Research receives: 0.352% on the first $15 billion of net assets; plus 0.320% on net assets in excess of $15 billion.
For the Master Global Growth Fund, Capital Research receives: 0.475% on the first $15 billion of net assets; plus 0.435% on net assets in excess of $15 billion.
For the Master Growth Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.28% on net assets greater than $34.0 billion but not exceeding $44.0 billion, plus 0.275% on net assets greater than $44.0 billion but not exceeding $55.0 billion, plus 0.272% on assets in excess of $55.0 billion.
For the Master Growth-Income Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.219% on net assets greater than $34.0 billion but not exceeding $44.0 billion, plus 0.217% on net assets in excess of $44.0 billion.
In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.
The Master Funds investment adviser’s total fees for the fiscal years ended December 31, 2025, 2024 and 2023 were:
	Fiscal Year Ended
Fund	2025	2024	2023
Master Asset Allocation Fund	$72,026,000	$70,955,000	$66,138,000
Master Bond Fund	39,384,000	39,385,000	37,190,000
Master Global Growth Fund	40,161,000	38,556,000	34,394,000
Master Growth Fund	152,106,000	134,091,000	109,748,000
Master Growth-Income Fund	104,279,000	100,186,000	88,400,000
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Until at least May 1, 2027, the investment adviser to the Master Bond Fund and the Master Global Growth Fund has agreed to waive 0.15% and 0.10%, respectively, of its management fee per annum, calculated monthly based on the Master Bond Fund’s and Master Global Growth Fund’s net assets.
PORTFOLIO MANAGERS
Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ prospectus: (i) the dollar range of the portfolio manager’s investments in the Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Feeder Funds Trust
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215 serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by: (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Nicholas T. Graham
Joseph N. Aniano
Lee T. Cummings
Stephen R. Rimes
David Majewski
Benjamin Hoecherl
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the Rule 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.
Master Funds Trust
Capital Client Group, Inc. (“AFD”) is the distributor of the Master Funds’ shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.
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DISTRIBUTION PLAN
Master Funds Trust
The Master Funds do not charge a distribution fee on the class of shares on which the Feeder Funds invest.
Feeder Funds Trust
The Trust, with respect to shares of the Feeder Funds, has adopted a Distribution Plan (the “Rule 12b-1 Plan”) under Rule 12b-1 of the 1940 Act. The Rule 12b-1 Plan permits the Feeder Funds to compensate Nationwide Fund Distributors LLC (“NFD”) as the Funds’ principal underwriter, for expenses associated with the distribution of the Feeder Funds’ Class II and Class P shares. Each Feeder Fund pays 0.25% of the average daily net assets of Class II and Class P shares, all of which will be considered a distribution fee, regardless of expenses.
During the fiscal year ended December 31, 2025, NFD received the following distribution fees under the Rule 12b-1 Plan:
Fund	Fees Paid
NVIT American Funds Asset Allocation Fund	$15,812,868
NVIT American Funds Bond Fund	8,214,612
NVIT American Funds Global Growth Fund	1,580,133
NVIT American Funds Growth Fund	5,626,244
NVIT American Funds Growth-Income Fund	10,277,951
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:
(i)
Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;
(iii)
Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007. The Rule 12b-1 Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Rule 12b-1 Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that class or Fund, as applicable. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Board of Trustees reviews quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the
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vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, does pay additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
The Trust has been informed by NFD that during the fiscal year ended December 31, 2025, the following expenditures were made using the Rule 12b-1 fees received by NFD with respect to the Funds:
Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
NVIT American Funds Asset Allocation Fund	$0	$2,751	$15,810,117
NVIT American Funds Bond Fund	0	1,000	8,213,612
NVIT American Funds Global Growth Fund	0	(706)	1,580,839
NVIT American Funds Growth Fund	0	(3,131)	5,629,375
NVIT American Funds Growth-Income Fund	0	1,504	10,276,447
1
Printing and/or mailing of prospectuses to other than current Feeder Fund shareholders.
2
Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
A Feeder Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that Feeder Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” on “Printing and Mailing” of a prospectus which covers multiple Feeder Funds, however, such other Feeder Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Fund Participation Agreements
The Trust, on behalf of the Feeder Funds, NFD and Nationwide Investment Services Corporation (“NISC”) have entered into Fund Participation Agreements. Under these agreements, NISC will receive a Rule 12b-1 fee from NFD at an annual rate of 0.25% for Class II and Class P shares of the average daily net assets of the Funds.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Life Insurance Company (and its affiliated life insurance companies) have agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its
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customers. Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company (collectively, “NLIC”) are wholly owned subsidiaries of NFS, which is the parent company of NFA and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NLIC and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares of the Feeder Fund held by customers of NLIC or any such other entity. No fee is paid with respect to the Class P shares of any Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2025, 2024 and 2023, NLIC received $41,510,391, $40,776,434 and $37,755,221, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2025, 2024 and 2023, NFM received fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Funds, as follows:
Fund	2025	2024	2023
NVIT American Funds Asset Allocation Fund	$1,408,145	$1,434,260	$1,367,713
NVIT American Funds Bond Fund	752,597	781,187	738,181
NVIT American Funds Global Growth Fund	180,256	166,444	130,880
NVIT American Funds Growth Fund	529,273	434,745	324,685
NVIT American Funds Growth-Income Fund	930,631	916,612	834,332
Securities Lending Activities
Certain of the Master Funds may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund will not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.
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Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund's ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The fund will make loans only to parties deemed by the fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.
Citibank, N.A. (“Citibank”) serves as securities lending agent for the Master Funds that may lend portfolio securities. As the securities lending agent, Citibank administers such Master Fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the Master Funds and Citibank. Under the terms of the agreement, Citibank is responsible for making available to approved borrowers securities from the Master Fund’s portfolio. Citibank is also responsible for the administration and management of the Master Fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the Master Fund in accordance with the Master Fund’s instructions or at loan termination. As compensation for its services, Citibank receives a portion of the amount earned by the Master Funds for lending securities.
The following table sets forth, for the Master Fund's most recently completed fiscal year, the Fund's dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the fund's annual report, which reflects estimated accruals.
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
Master Asset Allocation Fund	$2,020,000	$15,000	$0	$1,711,000	$1,726,000	$294,000
Master Global Growth Fund	515,000	4,000	0	440,000	444,000	71,000
Master Growth Fund	2,168,000	31,000	0	1,549,000	1,580,000	588,000
Master Growth-Income Fund	865,000	7,000	0	724,000	731,000	134,000
The Master Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
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Custodian
JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
Feeder Funds Trust
The Feeder Funds have no investment adviser; thus, this section does not apply to the Feeder Funds.
Master Funds Trust
The Master Funds’ investment adviser places orders with broker-dealers for the Master Fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.
In selecting broker-dealers, the Master Funds’ investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the Master Fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The Master Funds’ investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The Master Funds’ investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The Master Funds’ investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, and commission rates that other institutional investors are paying. The Master Funds do not consider the Master Funds’ investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.
The Master Funds’ investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the Master Funds’ investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The Master Funds’ investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the Master Funds’ investment adviser to supplement its own research
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and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the Master Funds’ investment adviser receives from broker-dealers may be used by the Master Funds’ investment adviser in servicing the Master Funds and other funds and accounts that it advises; however, not all such services will necessarily benefit the Master Funds.
The Master Funds’ investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the Master Funds’ investment adviser’s investment professionals, the Master Funds’ investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The Master Funds’ investment adviser voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the Master Funds’ investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged— including on an execution-only basis for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the Master Funds’ investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Exchange Act. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Master Funds’ investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.
In accordance with its internal brokerage allocation procedure, each equity investment division of the Master Funds’ investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, each equity investment division of the Master Funds’ investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the Master Funds’ investment adviser nor the Master Funds incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the Master Funds’ investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the Master Funds’ investment adviser receives from broker-dealers for its good faith determination of reasonableness, the Master Funds’ investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the Master Funds’ investment adviser.
The Master Funds’ investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The Master Funds’ investment adviser takes various considerations into account when evaluating such reasonableness, including: (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.
When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the Master Funds’ investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the Master Funds and the other funds or accounts over which it or one of its affiliated companies has investment discretion,
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the Master Funds’ investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The Master Funds' investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The Master Funds' investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.
The Master Funds' investment adviser currently owns a minority interest in IEX group and alternative trading systems, Luminex ATS and Level, ATS (through a minority interest in their common parent holding company). The Master Funds' investment adviser, or brokers with which the Master Funds' investment adviser places orders may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The Master Funds' investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.
Purchase and sale transactions may be effected directly among and between certain Master Funds or accounts advised by the Master Funds' investment adviser or its affiliates. The Master Funds' investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.
The Master Funds’ investment adviser may place orders for the Master Funds’ portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the Master Funds’ portfolio transactions.
Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. The investment adviser will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. The investment adviser will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.
Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.
Brokerage commissions and concessions (commissions built into the price of bonds) paid (net of any reimbursements described below) by the Master Funds on portfolio transactions for the fiscal years ended December 31, 2025, 2024 and 2023 were:
Fiscal Year Ended	2025	2024	2023
Master Asset Allocation Fund	$2,224,000	$1,925,000	$3,096,000
Master Bond Fund	0	0	0
Master Global Growth Fund	2,364,000	2,549,000	1,801,000
Master Growth Fund	4,702,000	4,261,000	4,063,000
Master Growth-Income Fund	4,119,000	6,975,000	4,045,000
Changes in the dollar amount of brokerage commissions paid by each Master Fund over the last three fiscal years resulted from changes in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.
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The Master Fund's investment adviser is reimbursing the fund for all amounts collected into the commission sharing arrangement. For the fiscal years ended December 31, 2025, 2024 and 2023, the Master Funds' investment adviser reimbursed the following for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services:
Fiscal Year Ended	2025	2024	2023
Master Asset Allocation Fund	$211,000	$168,000	$508,000
Master Bond Fund	0	0	0
Master Global Growth Fund	43,000	136,000	73,000
Master Growth Fund	467,000	427,000	496,000
Master Growth-Income Fund	373,000	367,000	413,000
The Master Funds are required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of their regular broker-dealers) that derive more than 15% of its revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is: (a) one of the 10 broker-dealers that received from the Master Funds the largest amount of brokerage commissions by participating, directly or indirectly, in the Master Funds’ portfolio transactions during the Series’ most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Master Funds during the Master Funds’ most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Master Funds during the Master Funds’ most recently completed fiscal year.
As of the Master Funds’ fiscal year-end December 31, 2025, the following Master Funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:
	Affiliated company of regular broker-dealer	Type of security	Amount
Master Asset Allocation Fund	Bank of America, N.A.	debt/equity	$184,137,000
	Citigroup Inc.	debt/equity	105,077,000
	Deutsche Bank A.G.	debt	10,867,000
	Goldman Sachs Group, Inc.	debt/equity	38,678,000
	J.P. Morgan Securities LLC	debt/equity	123,631,000
	Morgan Stanley & Co. LLC	debt	23,434,000
	UBS Group AG	debt	4,495,000
	Wells Fargo Securities LLC	debt/equity	141,671,000
Master Bond Fund	Bank of America, N.A.	debt	$69,795,000
	Citigroup Inc.	debt	45,578,000
	Deutsche Bank A.G.	debt	30,253,000
	Goldman Sachs Group, Inc.	debt	94,105,000
	J.P. Morgan Securities LLC	debt	154,358,000
	Morgan Stanley & Co. LLC	debt	108,897,000
	Wells Fargo Securities LLC	debt	53,142,000
Master Growth Fund	Bank of America, N.A.	equity	$500,202,000
	UBS Group AG	equity	100,498,000
Master Global Growth Fund	Citigroup Inc.	equity	$141,874,000
Master Growth-Income Fund	Goldman Sachs Group, Inc.	equity	$153,172,000
	J.P. Morgan Securities LLC	equity	777,661,000
	Morgan Stanley & Co. LLC	equity	169,942,000
	Wells Fargo Securities LLC	equity	469,853,000

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Purchases, Redemptions and Pricing Of Shares
Feeder Funds
An insurance company purchases shares of the Feeder Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Feeder Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Feeder Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.
The NAV per share of the Feeder Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and any other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in a Master Fund). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
In-Kind Redemptions
As described in their respective prospectuses, each Feeder Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Feeder Fund. Affiliated persons of a Feeder Fund include shareholders who are affiliates of the Fund’s investment adviser (if any) and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the
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ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request– thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and these payments may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
●the Distributor and other affiliates of NFA,
●broker-dealers,
●financial institutions, and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc. and certain subsidiaries, various amounts under the terms of the agreements.
Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following series of the Trust (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey (“Prudential Life”)
NFA, pursuant to a written agreement, pays Prudential Life a quarterly fee at the annual rate of 0.05% (5 basis points) of the average daily net asset value of the NVIT Emerging Markets Fund Class D shares held in separate accounts on the books of NVIT.
The NAV of the Feeder Funds is determined based on the NAV of the Master Funds. Securities of each Master Fund are valued at their NAV. The following summarizes information regarding how the Master Funds determine NAV.
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Sanctuary Wealth Group, LLC (“Sanctuary Wealth”)
Nationwide Life and Annuity Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, entered into a strategic partner sponsorship agreement with Sanctuary Wealth that pays a support fee to Sanctuary Wealth of $230,000 per year in exchange for allowing Nationwide Life and its affiliates (including NFA) to participate in various events that include seminars, conferences and meetings as determined and agreed to by both parties; as well as provides access to research teams and additional data.  Neither NFA nor NFM make any direct payments to Sanctuary Wealth.  NFA may reimburse Nationwide Life proportionate to NFA participation.
Master Funds Trust
Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Master Funds or its designee. Orders received by the Master Funds or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.
The price you pay for shares, the offering price, is based on the net asset value per share. Net asset value is computed by adding the value of a fund’s investments, cash or other assets, subtracting the fund’s liabilities, and dividing the result by the number of shares that are outstanding. Realized investment income and gain is included in the fund’s net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value calculated once daily as of the close of regular trading on the Exchange, normally 4 p.m. Eastern Time, each day the Exchange is open. If the Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. Eastern Time, the net asset value of each Master Fund will be determined at approximately the time the Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the Exchange but are as of a later time (up to approximately 4 p.m. Eastern Time), for example because the market remains open after the close of the Exchange, those later market quotations and prices will be used in determining each Master Fund’s net asset value. Orders in good order received after the Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The Exchange is currently closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day; Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each share class of a Master Fund has a separately calculated net asset value (and share price). The Master Fund’s investment adviser delivers the net asset value every day it is calculated to each insurance company that offers such Master Fund as an underlying investment to its variable contracts by, for example, email, direct electronic transmission or facsimile or through the systems of the National Securities Clearing Corporation.
All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. Each Master Fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.
Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.
Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.
Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.
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Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.
Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.
Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the Master Funds' investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the Master Funds' investment adviser and approved by the Master Funds’ board. Subject to board oversight, the Series’ board has designated the Master Funds' investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the Master Funds' investment adviser. The Master Funds' board receives regular reports describing fair-valued securities and the valuation methods used.
As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. The Master Funds' investment adviser’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).
Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the Master Funds' shares, at the exchange rates obtained from a third-party pricing vendor. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred.
Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.
Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.
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Additional Information
Feeder Funds Trust
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund*	Class I, Class II
NVIT American Funds Asset Allocation Fund	Class II, Class P
NVIT American Funds Bond Fund	Class II
NVIT American Funds Global Growth Fund	Class I, Class II
NVIT American Funds Growth Fund	Class II
NVIT American Funds Growth-Income Fund	Class II, Class P
NVIT BlackRock Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT Blueprint® Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Balanced Fund*	Class I, Class II, Class Y
NVIT Blueprint® Capital Appreciation Fund*	Class I, Class II, Class Y
NVIT Blueprint® Conservative Fund*	Class I, Class II, Class Y
NVIT Blueprint® Managed Growth Fund*	Class I, Class II
NVIT Blueprint® Managed Growth & Income Fund*	Class I, Class II
NVIT Blueprint® Moderate Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Conservative Fund*	Class I, Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT DoubleLine Total Return Tactical Fund*	Class I, Class II, Class Y
NVIT Fidelity Institutional AM® Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Fidelity Institutional AM® Worldwide Fund*	Class I, Class II
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT GQG US Quality Equity Fund*[1]	Class I, Class II, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Invesco Small Cap Growth Fund*	Class I, Class II
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class I, Class II, Class P
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Fund	Share Classes
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Investor Destinations Moderate Fund*	Class I, Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT Jacobs Levy Large Cap Core Fund*	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund*	Class I, Class II
NVIT J.P. Morgan Digital Evolution Strategy Fund*	Class II, Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund*[2]	Class I, Class II, Class IV, Class Y
NVIT J.P. Morgan Inflation Managed Fund*	Class I, Class II
NVIT J.P. Morgan Innovators Fund*	Class Y
NVIT J.P. Morgan Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund*	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund*	Class II, Class Y
NVIT Loomis Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term High Yield Fund*	Class I
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT Nasdaq-100 Index Fund*	Class I, Class II
NVIT Putnam International Value Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
NVIT Small Cap Value Fund*[3]	Class I, Class II, Class IV
NVIT Strategic Income Fund*[4]	Class I
NVIT U.S. 130/30 Equity Fund*	Class Y
NVIT Victory Mid Cap Value Fund*	Class I, Class II
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective June 18, 2025. Formerly, NVIT Calvert Equity Fund.
2
Name change effective September 22, 2025. Formerly, NVIT AQR Large Cap Defensive Style Fund.
3
Name change effective February 23, 2026. Formerly, NVIT Multi-Manager Small Cap Value Fund.
4
Name change effective June 26, 2025. Formerly, NVIT Amundi Multi Sector Bond Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
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Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
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Different tax rules may apply depending on how a Master Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in a Master Fund organized as a corporation and treated as a regulated investment company for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by the Master Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by its Master Fund.
Taxation of the Fund
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
●Distribution Requirement— the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●Income Requirement— the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
●Asset Diversification Test— the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
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If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Feeder Funds. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in distributions to shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. The Fund is eligible to pass-through to shareholders: (a) foreign tax credits from the Master Fund (see “Taxation of Fund Distributions— Pass-Through of Foreign Tax Credits” below), (b) exempt-interest dividends from the Master Fund, and (c) dividends eligible for the dividends-received deduction earned by the Master Fund (see “Taxation of Fund Distributions— Dividends-Received Deduction for Corporations” below). However, dividends paid by the Fund from interest earned by the Master Fund on U.S. government obligations are unlikely to be exempt from state and local income tax.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated funds-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available, such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund and its Master Fund intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these
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requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund and its Master Fund intend to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund and its Master Fund must either: (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund or Master Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if-
●All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
●Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of its Master Fund that is a closed fund, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply.
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However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
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Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Master Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Master Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions—Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the TCJA, the Build America Bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017). Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's
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investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency
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concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership: (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of
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a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.
Tax Consequences to Shareholders
Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
93

Major Shareholders
Feeder Funds Trust
To the extent Nationwide Financial Advisors (“NFA”) and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds’ shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policyholders.
As of March 23, 2026, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 23, 2026, the record shareholders identified below held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT AMERICAN FUNDS ASSET ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	195,125,323.482	98.21%
NVIT AMERICAN FUNDS BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	272,521,315.009	99.96%
NVIT AMERICAN FUNDS GLOBAL GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15,309,811.312	98.64%
94

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT AMERICAN FUNDS GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15,812,456.020	99.37%
NVIT AMERICAN FUNDS GROWTH-INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	50,551,777.806	99.87%
Master Funds Trust
The following tables identify those investors who own of record, or are known by the Series to own beneficially, 5% or more of any class of a fund’s shares as of the opening of business on April 1, 2026. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.
GLOBAL GROWTH FUND
Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Beneficial	Class 1	28.31%
NVIT Global Growth Feeder Fund C/O Nationwide King of Prussia, PA	Beneficial	Class 1	16.92%
LVIP American Global Growth Fund Fort Wayne, IN	Beneficial	Class 1	9.65%
SAST Global Growth Portfolio C/O Sunamerica Asset Management Company Houston, TX	Beneficial	Class 1	9.41%
JNL Series Trust AFIS Growth Allocation Lansing, MI	Beneficial	Class 1	9.40%
Variable Insurance Managed Risk Growth Portfolio Fund Norfolk, VA	Record	Class 1	6.32%
John Hancock Life Insurance Company USA American Global Growth Boston, MA	Beneficial	Class 1	5.04%
95

Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Fort Wayne, IN	Beneficial	Class 1-A	34.59%
		Class 2	58.20%
		Class 4	24.86%
NML Variable Annuity Account B Milwaukee, WI	Beneficial	Class 1-A	30.43%
Northwestern Mutual Variable Life Account 1 Milwaukee, WI	Beneficial	Class 1-A	13.22%
Northwestern Mutual Variable Life Account 2 Milwaukee, WI	Beneficial	Class 1-A	11.29%
NML Variable Annuity Account A Milwaukee, WI	Beneficial	Class 1-A	6.65%
AIG Sunamerica Life Assurance Company Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 2	11.08%
Brighthouse Life Insurance Company Tampa, FL	Beneficial	Class 2	5.23%
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Beneficial	Class 2	5.09%
Protective Life & Insurance Company Inc Birmingham, AL	Beneficial	Class 4	20.68%
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	20.25%
Thrivent Variable Annuity Account I Appleton, WI	Beneficial	Class 4	7.67%
GROWTH FUND
Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Beneficial	Class 1	34.70%
LVIP American Growth Fund Fort Wayne, IN	Beneficial	Class 1	12.50%
96

Name and address	Ownership	Ownership percentage
NVIT Growth Feeder Fund C/O Nationwide King of Prussia, PA	Beneficial	Class 1	10.22%
Lincoln Life Insurance Company Fort Wayne, IN	Beneficial	Class 1	8.62%
		Class 1-A	17.51%
		Class 2	46.17%
		Class 4	23.78%
BHFTI American Funds Growth Portfolio Boston, MA	Beneficial	Class 1	7.84%
Mac & Company FBO Aggressive Model Portfolio Account 1 Pittsburgh, PA	Beneficial	Class 1-A	35.44%
Mac & Company FBO Model Portfolio Account 2 Pittsburgh, PA	Beneficial	Class 1-A	18.08%
Mac & Company FBO Model Portfolio Account 3 Pittsburgh, PA	Beneficial	Class 1-A	15.55%
Metropolitan Life Insurance Company Individual Annuities Irvine, CA	Beneficial	Class 2	7.43%
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Beneficial	Class 2	6.94%
AIG Sunamerica Life Assurance Company Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 3	100.00%
Nyliac Jersey City, NJ	Beneficial	Class 4	23.53%
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	20.63%
97

Name and address	Ownership	Ownership percentage
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Beneficial	Class 4	8.53%
GROWTH-INCOME FUND
Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Beneficial	Class 1	48.66%
NVIT Growth-Income Feeder Fund C/O Nationwide Variable Insurance Trust King of Prussia, PA	Beneficial	Class 1	16.17%
LVIP American Growth-Income Fund Fort Wayne, IN	Beneficial	Class 1	8.33%
Variable Insurance Managed Risk Growth and Income Fund Norfolk, VA	Record	Class 1	6.39%
Lincoln Life Insurance Company Fort Wayne, IN	Beneficial	Class 1	5.64%
		Class 1-A	99.33%
		Class 2	54.22%
		Class 4	30.40%
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Beneficial	Class 2	7.85%
Metropolitan Life Insurance Company Individual Annuities Irvine, CA	Beneficial	Class 2	5.84%
AIG Sunamerica Life Assurance Company Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 3	100.00%
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	23.47%
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Beneficial	Class 4	7.65%
98

Name and address	Ownership	Ownership percentage
Pacific Select Exec Separate Account of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	5.13%
Protective Life & Insurance Company Inc Birmingham, AL	Beneficial	Class 4	5.03%
ASSET ALLOCATION FUND
Name and address	Ownership	Ownership percentage
NVIT Asset Allocation Feeder Fund C/O Nationwide King of Prussia, PA	Beneficial	Class 1	39.80%
JNL Series Trust American Funds Balanced Fund Lansing, MI	Beneficial	Class 1	23.56%
SAST Asset Allocation Portfolio C/O Sunamerica Asset Management Company Houston, TX	Beneficial	Class 1	11.74%
Variable Insurance Managed Assert Allocation Fund Norfolk, VA	Record	Class 1	8.73%
John Hancock Life Insurance Company USA American Asset Allocation Boston, MA	Beneficial	Class 1	7.69%
Lincoln Life Insurance Company Fort Wayne, IN	Beneficial	Class 1-A	99.59%
		Class 2	48.60%
		Class 4	8.49%
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Beneficial	Class 2	13.97%
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Beneficial	Class 2	9.98%
AIG Sunamerica Life Assurance Company Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 2	7.84%
		Class 3	100.00%
		Class 4	9.86%
99

Name and address	Ownership	Ownership percentage
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	52.88%
Nylia Jersey City, NJ c	Beneficial	Class 4	7.93%
BOND FUND
Name and address	Ownership	Ownership percentage
NVIT Bond Feeder Fund C/O Nationwide King of Prussia, PA	Beneficial	Class 1	47.80%
BHFTI American Funds Balanced Allocation Portfolio Boston, MA	Beneficial	Class 1	7.70%
JNL Series Trust American Funds Bond Fund of America Fund Lansing, MI	Beneficial	Class 1	7.55%
BHFTI American Funds Moderate Allocation Portfolio Boston, MA	Beneficial	Class 1	5.15%
JNL Series Trust AFIS Balanced Allocation Fund Account 2 Lansing, MI	Beneficial	Class 1	5.13%
Mac & Co Account 1 FBO Aggressive Model Portfolio Pittsburgh, PA	Beneficial	Class 1-A	39.13%
Mac & Co Account 2 FBO Model Portfolio Pittsburgh, PA	Beneficial	Class 1-A	33.21%
Mac & Co Account 3 FBO Moderately Conservative Model Portfolio Pittsburgh, PA	Beneficial	Class 1-A	9.12%
100

Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Fort Wayne, IN	Beneficial	Class 1-A	7.49%
		Class 2	63.31%
		Class 4	25.85%
Mac & Co Account 4 FBO Legg Mason Pittsburgh, PA	Beneficial	Class 1-A	5.19%
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Beneficial	Class 2	10.85%
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Beneficial	Class 2	6.87%
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	15.73%
Protective Life & Insurance Company Inc Birmingham, AL	Beneficial	Class 4	13.74%
Jefferson National Life Louisville, KY	Beneficial	Class 4	7.06%
Brighthouse Life Insurance Company Tampa, FL	Beneficial	Class 4	6.05%
101

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
A-2

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
A-3

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
A-4

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.
A-5

Appendix B
Proxy Voting Guideline Summary
Feeder Funds Trust
Because the Feeder Funds invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research and Management Company (“Capital Research” or the “investment adviser”), the Master Funds’ investment adviser. Capital Research’s proxy voting procedures and guidelines are summarized below.
Master Funds Trust
CAPITAL RESEARCH AND MANAGEMENT COMPANY
The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other funds advised by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. The boards of funds advised by Capital Research and Management Company and its affiliates, have established a Joint Proxy Committee (“JPC”) composed of independent board members who serve as representatives from each applicable fund board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.
The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.
The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the U.S. are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.
After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.
Investment analysts are generally responsible for making recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the investment adviser’s stewardship and engagement team. Depending on the vote recommendation, a second opinion may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of the Principles and familiarity with proxy-related
B-1

issues. Each of the investment adviser’s equity investment divisions has its own voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.
In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the applicable governance committees that provide oversight of the application of the Principles.
From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.
The investment adviser has developed procedures to identify and address instances when a vote could appear to be influenced by such a relationship. Each equity investment division of the investment adviser has established a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.
If a potential conflict is identified according to the procedure above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy and using the Principles to provide an independent voting recommendation to the investment adviser for vote execution. The investment adviser will generally follow the third party’s recommendation, except when it believes the recommendation is inconsistent with the investment adviser’s fiduciary duty to its clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.
Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.
The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.
Director matters— The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.
Governance provisions— Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals
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designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.
Shareholder rights— Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.
Compensation and benefit plans— Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long-term success of the company and the enhancement of shareholder value.
Routine matters— The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.
Shareholder proposals on environmental and social issues— The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.
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APPENDIX C
PORTFOLIO MANAGERS
Information as of December 31, 2025
Portfolio Manager fund holdings and management of other accounts
Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The other portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the funds.
Portfolio managers may also manage assets in other registered investment companies advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series’ most recently completed fiscal year are listed as follows:
Portfolio Manager/Investment Professional	Number of Other Registered Investment Companies (RICs) for which Portfolio Manager or Investment Professional Manages (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager or Investment Professional Manages (Assets of PIVs in Billions)[1]		Number of Other Accounts for which Portfolio Manager or Investment Professional Manages (Assets of Other Accounts in Billions)[1,2]
Asset Allocation Fund
Alan N. Berro	5	$522.0	3	$15.89	None
Tom Chow	4	$494.3	2	$0.50	None
Emme Kozloff	3	$224.6	2	$16.72	None
Jin Lee	6	$638.8	5	$22.61	None
John R. Queen	25	$649.3	4	$13.33	168	$0.32
Justin Toner	7	$148.3	None		None
Bond Fund
Pramod Atluri	5	$511.7	3	$11.74	None
David A. Hoag	10	$603.1	4	$79.33	None
Fergus N. MacDonald	9	$287.5	6	$10.17	None
Chitrang Purani	7	$378.9	3	$11.74	None
John R. Queen	25	$665.6	4	$13.33	168	$0.32
Global Growth Fund
Patrice Collette	5	$190.6	5	$28.84	1	$0.16
Matt Hochstetler	7	$90.3	2	$3.42	None
Barbara Burtin	5	$190.6	4	$28.76	None
Jason B. Smith	1	$8.1	None		None
Mathews Cherian	4	$483.4	5	$18.36	None
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Portfolio Manager/Investment Professional	Number of Other Registered Investment Companies (RICs) for which Portfolio Manager or Investment Professional Manages (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager or Investment Professional Manages (Assets of PIVs in Billions)[1]		Number of Other Accounts for which Portfolio Manager or Investment Professional Manages (Assets of Other Accounts in Billions)[1,2]
Growth Fund
Julian N. Abdey	4	$440.4	1	$9.00	None
Alan J. Wilson	3	$624.7	3	$18.80	None
Irfan M. Furniturewala	5	$401.4	5	$21.22	5	$7.24
Paul R. Benjamin	4	$494.3	5	$18.36	None
Mark L. Casey	6	$737.0	3	$20.21	None
Anne-Marie Peterson	3	$517.7	4	$36.92	None
Andraz Razen	8	$604.5	4	$36.92	None
Growth-Income Fund
Charles E. Ellwein	6	$243.7	3	$6.45	None
Caroline Jones	1	$8.3	None		None
Brad Barrett	2	$104.6	2	$4.97	None
Cheryl E. Frank	5	$121.5	1	$5.17	125	$19.82
Martin Jacobs	6	$420.0	6	$15.17	None
Jessica C. Spaly	7	$655.7	6	$86.10	None
1
Indicates other RICs, PIVs or other accounts managed by Capital Research Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on performance of the RIC, PIV or other account.
2
Personal brokerage accounts of portfolio managers and their families are not reflected.
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Compensation of investment professionals
As described in the prospectus, the Master Funds’ investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.
Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.
To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent year one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indices reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the Funds’ portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as:
●Master Asset Allocation Fund– (i) S&P 500 Index, (ii) Bloomberg U.S. Aggregate Index, (iii) Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap and (iv) a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
●Master Bond Fund– Bloomberg U.S. Aggregate Index, and a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
●Master Global Growth Fund– MSCI All Country World Index (Net to US) and a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund;
●Master Growth Fund– (i) S&P 500 Index, (ii) Russell 1000 Growth Index with 6.5% Issuer Cap, and (iii) a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund; and
●Master Growth-Income Fund– S&P 500 Index and a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund
POTENTIAL CONFLICTS OF INTEREST
Capital Research and Management Company
Capital Research has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of a fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for a fund and such other accounts.
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STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Blueprint® Aggressive Fund Class I Class II Class Y	NVIT Investor Destinations Aggressive Fund Class II Class P
NVIT Blueprint® Moderately Aggressive Fund Class I Class II Class Y	NVIT Investor Destinations Moderately Aggressive Fund Class II Class P
NVIT Blueprint® Capital Appreciation Fund Class I Class II Class Y	NVIT Investor Destinations Capital Appreciation Fund Class II Class P Class Z
NVIT Blueprint® Moderate Fund Class I Class II Class Y	NVIT Investor Destinations Moderate Fund Class I Class II Class P
NVIT Blueprint® Balanced Fund Class I Class II Class Y	NVIT Investor Destinations Balanced Fund Class I Class II Class P
NVIT Blueprint® Moderately Conservative Fund Class I Class II Class Y	NVIT Investor Destinations Moderately Conservative Fund Class II Class P
NVIT Blueprint® Conservative Fund Class I Class II Class Y	NVIT Investor Destinations Conservative Fund Class II Class P
Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 69 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses are posted on the Funds' website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.

This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:
●NVIT Blueprint® Aggressive Fund; NVIT Blueprint® Moderately Aggressive Fund; NVIT Blueprint® Capital Appreciation Fund; NVIT Blueprint® Moderate Fund; NVIT Blueprint® Balanced Fund; NVIT Blueprint® Moderately Conservative Fund; and NVIT Blueprint® Conservative Fund (the “Blueprint Funds”) dated April 30, 2026; and
●NVIT Investor Destinations Aggressive Fund; NVIT Investor Destinations Moderately Aggressive Fund; NVIT Investor Destinations Capital Appreciation Fund; NVIT Investor Destinations Moderate Fund; NVIT Investor Destinations Balanced Fund; NVIT Investor Destinations Moderately Conservative Fund; and NVIT Investor Destinations Conservative Fund (the “Investor Destinations Funds”) dated April 30, 2026.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust on Form N-CSR for the fiscal year ended December 31, 2025 and the Financial Statements of the Trust on Form N-CSR for the period ended June 30, 2025, are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213
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General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 69 separate series, each with its own investment objective.
The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund's principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.
With respect to the Funds, this SAI uses the term “Fund” to include the underlying mutual funds or other investments (“Underlying Funds”) in which such Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.
The Funds are “funds-of-funds,” which means that each Fund invests primarily in other mutual funds. The Prospectuses discuss the investment objectives and strategies for the Funds and explain the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds, other securities and investments and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below).
Fund-of-Funds Investing
Each Fund is a “fund-of-funds” that seeks to meet its respective objective by investing primarily in shares of affiliated investment companies. The Trust relies on Rule 12d1-4 under the 1940 Act which generally permits, subject to the conditions stated in the rule, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Investment Strategies
The Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed asset allocation models and professionally selected investments in the Underlying Funds. Nationwide Fund Advisors, the Funds' investment adviser (“NFA” or the “Adviser”) first determines each Fund’s asset class allocation. NFA bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. NFA has sole responsibility for determining each Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Funds, NFA has a fiduciary duty to each Fund and must act in each Fund’s best interests.
In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.
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The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.
Many of the Underlying Funds in which the Funds may invest, such as index funds and index exchange-traded funds (“ETFs”), follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indices. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.
The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.
This SAI relates to the Blueprint Funds (defined below) and the Investor Destinations Funds (defined below).
The Blueprint Funds include the following Funds:
NVIT Blueprint® Aggressive Fund
NVIT Blueprint® Moderately Aggressive Fund
NVIT Blueprint® Capital Appreciation Fund
NVIT Blueprint® Moderate Fund
NVIT Blueprint® Balanced Fund
NVIT Blueprint® Moderately Conservative Fund
NVIT Blueprint® Conservative Fund
The Investor Destinations Funds include the following Funds:
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund
The following is a list of the underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) that are affiliated with the Nationwide Funds in which the Funds may currently invest. The Funds may also invest in unaffiliated funds. This list may be updated from time to time. NFA has employed one or more subadvisers for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective prospectus.
Nationwide Bond Portfolio
Nationwide Fundamental All Cap Equity Portfolio
Nationwide Inflation-Protected Securities Fund
Nationwide International Equity Portfolio
Nationwide Large Cap Equity Portfolio
Nationwide Loomis Core Bond Fund
Nationwide Strategic Income Fund
NVIT Bond Index Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Government Money Market Fund
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund
NVIT GS Small Cap Equity Insights Fund
NVIT International Index Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Small Cap Index Fund
NVIT U.S. 130/30 Equity Fund
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Bank and Corporate Loans
Each of the Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
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Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12
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and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash
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flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential. Additionally, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
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Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an
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issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, a Fund must rely entirely on the credit assessment of the Fund’s portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Derivative Instruments
A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500® Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). NFA has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the Funds.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”), imposes requirements and restrictions on the Funds' use of derivatives to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 affects how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
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(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
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A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write
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put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Structured Notes. An Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class
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that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Equity-Linked Structured Notes. The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be
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accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the
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margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Equity Swaps. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the
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counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and the Funds may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that Funds anticipate purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Total Return Swaps. A Fund may enter into total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity
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security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount. Total return swaps are subject to illiquidity risk because the liquidity for total return swaps is based on the liquidity of the underlying instrument. Total return swaps also are subject to the risk that the counterparty to the swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the swap contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into a total return swap transaction. For example, if a Fund buys a long total return swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the counterparty and would suffer a loss. If a Fund sells a short total return swap and the underlying security is worth more at the end of the contract, the Fund would be similarly required to make a payment to the counterparty and would suffer a loss.
Interest Rate Swaps. The Funds may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The Funds may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a
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high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
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Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
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The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Environmental, Social and Governance (“ESG”) Securities
Certain Underlying Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Underlying Funds' exposure to certain companies, sectors, regions, and countries and may affect the Underlying Funds' performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Underlying Funds' performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, an Underlying Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying ESG criteria as an exclusionary approach to investing may result in an Underlying Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Underlying Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.
Floating- and Variable-Rate Securities
Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
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Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
The Funds may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
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Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold
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securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
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Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating
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experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
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Euro Bonds. Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities.
Foreign Sovereign Debt. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of strained international relations and war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE
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without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law. The Chinese government's acceptance of the VIE structure is evolving and the China Securities Regulatory Commission (“CSRC”) has released rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund's returns and net asset value.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. An Underlying Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the Underlying Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the Underlying Fund may experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by an Underlying Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank
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Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Risks Related to Israel-Hamas War. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict.
Both actual hostilities, including the Israel-Hamas war described above, and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack also may escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.
Initial Public Offerings
Each Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
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Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities (including shares of ETFs) to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
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Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, the FCA directed that certain USD LIBOR settings would continue to be published under a synthetic methodology, a practice that ceased on September 30, 2024. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Low Exercise Price Options
From time to time, an Underlying Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.
Medium-Quality, Lower-Quality and High-Yield Securities
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because
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of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Leveraged Companies. A Fund's investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse
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economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or
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other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned
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corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
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Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Under recently finalized rules of the Financial Industry Regulatory Authority (FINRA), the TBA market is subject to mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. Throughout the duration of each transaction, a Fund or the counterparty will make payments as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market each business day. In the event a counterparty defaults on the transaction or declares bankruptcy or insolvency, a Fund may incur expenses in enforcing its rights, or the Fund may experience delay and costs in recovering collateral or may sustain a loss if the value of the collateral declines. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including
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other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to
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capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Nationwide Contract
Each Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Life”). The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If Nationwide Life becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.
The Funds' portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the
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U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds' performance.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund and its service providers may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Artificial Intelligence (“AI”). The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations.
AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI
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technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI technologies by a Fund's service providers and issuers in which a Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Participation Notes
Certain Underlying Funds may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy. The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
Certain Underlying Funds may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
The Funds may invest in preferred stocks and other forms of convertible securities. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
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Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following
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features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
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CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. A Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
The Funds may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those “put” bonds for which the “put” option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although no Fund invests in real estate directly, an Underlying Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
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REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Redemption Fee Risk
Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio managers will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
In December 2023, the SEC adopted rule amendments that require any covered clearing agency (“CCA”) for U.S. Treasury securities to mandate that each of its direct participants (generally banks and broker-dealers that meet certain membership criteria) submit for clearance and settlement all eligible secondary market U.S. Treasury securities transactions to which they are a counterparty. The clearing requirement extends to all repurchase and reverse repurchase agreements of such direct participants that are collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions for which a bank acts as agent for custody, collateral management, and settlement services. These transactions had not historically been subject to mandatory central clearing, and voluntary central clearing of such transactions has generally been limited.
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Treasury repo transactions entered into by a Fund with any direct participant of a CCA will be subject to this mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027, at which time a Fund will be obligated to clear all or substantially all of its Treasury repo transactions. There are, at present, significant regulatory and operational uncertainties related to the implementation of these requirements, which may affect the cost, terms, and/or availability of cleared Treasury repo transactions.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to an underlying money market fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund assesses, manages, and periodically reviews its liquidity risk.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(a)(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
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Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
An Underlying Fund also may invest in mortgage dollar rolls, which are arrangements in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (see “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
Exchange-Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
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The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short Selling of Securities
Certain Funds may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
An Underlying Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
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Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
●shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
●obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
●obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
●obligations of municipalities and states, their agencies and political subdivisions;
●high-quality asset-backed commercial paper;
●repurchase agreements;
●bank or savings and loan obligations;
●high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
●high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
●high-quality short-term corporate obligations;
●certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
●extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
●unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
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Small- and Medium-Cap Companies and Emerging Growth Stocks
The Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
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Supranational Entities
The Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. See also “Short-Term Instruments.”
U.S. Government Securities and U.S. Government Agency Securities
Each Fund may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest
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payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear. The future status and role of FNMA and FHLMC could be impacted by various actions and developments, including actions taken by the FHFA in FHFA's role as conservator, restrictions placed on FNMA and FHLMC, and future legislative and regulatory actions and developments that alter the operations, ownership, structure and/or mission of FNMA and FHLMC. Such developments may, in turn, impact the value of securities issued or guaranteed by FNMA and FHLMC, which could cause a Fund to lose value.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody's, citing a combination of expected fiscal deterioration, a high and growing federal debt, rising interest rates, and an erosion of governance relative to peers. Future downgrades could similarly contribute to increased volatility in U.S. and international financial markets, lead to higher interest rates, put downward pressure on the market value of U.S. Treasury securities, and raise the cost of borrowing across a range of debt instruments.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
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The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
The Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
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Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
The Funds may invest in zero coupon securities and step-coupon securities. In addition, the Funds may invest in PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2025 and 2024, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024
NVIT Blueprint Aggressive Fund[1]	50.75%	23.66%
NVIT Blueprint Balanced Fund[1]	32.29%	14.72%
NVIT Blueprint Capital Appreciation Fund[1]	47.66%	18.82%
NVIT Blueprint Moderate Fund[1]	40.03%	17.01%
NVIT Blueprint Moderately Aggressive Fund[1]	47.96%	21.97%
NVIT Blueprint Moderately Conservative Fund[1]	26.08%	13.64%
NVIT Investor Destinations Conservative Fund[1]	65.77%	36.09%
NVIT Investor Destinations Moderately Conservative Fund[1]	61.56%	40.85%
NVIT Investor Destinations Balanced Fund[1]	58.45%	46.21%
1The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2025, the portfolio managers made more changes than they deemed necessary during the fiscal year ended December 31, 2024.
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Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
●May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
●May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
●May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
●May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.
Under the 1940 Act, investments of more than 25% of a fund's total assets in one or more issuers in the same industry or group of industries constitutes concentration. The policy described above in the sixth bullet under “Investment Restrictions” will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to “industry” in such policy shall be read to include a group of related industries. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. Each Fund currently utilizes any one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser.
Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.
The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:
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Each Fund may not:
●Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
●Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
●Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
In addition, each of the NVIT Investor Destinations Balanced Fund and the NVIT Blueprint® Balanced Fund shall invest at least 25% of its net assets in senior fixed-income securities.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies. In addition, to the extent a Fund makes direct investments in securities and instruments not issued by other investment companies, such Fund will consider the industries to which such direct investments belong for purposes of applying the Fund’s concentration policy. Also, to the extent an Underlying Fund has adopted a policy to concentrate in a particular industry, the Fund will take such policy into account to the extent it invests in such Underlying Fund. However, each Fund does not look through to the holdings of Underlying Funds for purposes of the applicable Fund’s concentration policy.
The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies,
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and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)
A Fund may invest no more than 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more than 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more than 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more than 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
●Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
●Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
●Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
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Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
●A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
●The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
●The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Synthesis Technology; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; CRIMS; BarraOne; Eagle PACE; Solutions Atlantic; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; AllVue Everest; Amazon Web Services (AWS); Confluence/InvestmentMetrics/Style Analytics; Microsoft; SmartStream Technologies; Snowflake; Trioptima; TS Imagine Inc.; Bank of New York; MSCI Inc.; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; Qontigo (Axioma Risk System); Financial Recovery Technologies; Steeleye, Limited; Proxymity Limited; Broadridge Financial Solutions, Inc.; Glass Lewis & Co, LLC; Advent Software, Inc.; SWIFT SC; Access Fintech, Inc.; FilePoint EDGAR Services, LLC; PricewaterhouseCoopers LLP; S&P Global Inc.; EquiLend LLC; WTax (VAT IT Group Ltd); SitusAMC Holdings Corp.; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; or Citigroup, Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Currently, there are no Trustees who are interested persons of the Trust. Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications,
56

attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Investment Management Group, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215.
Independent Trustees
Tracy Bollin
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1970	Trustee since July 2025	114
Principal Occupation(s) During the Past Five Years (or Longer)
From 2015 until 2021, Mr. Bollin served as Vice President and CFO of Principal Funds, Managing Director of Fund
Operations for Principal Global Investors, and President of Principal Shareholder Services.

Other Directorships held During the Past Five Years[2] Board member of On With Life since September 2024.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Bollin has held multiple roles in the financial services industry, including positions in capital markets, finance, operations, and as a board member.

Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to 2023, Board Member of Houston Ballet from July
2011 to present and President from July 2022 to July 2024 and Chair since July 2024, and Board Member of Hermann Park
Conservancy from July 2011 to present, serving as Board Chair from 2020 to 2024.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of The Pine Street Inn from 2009 to present, Member of the Advisory Board (non-fiduciary) of Mearthane
Products Corporation from 2021 to 2022, Trustee of The College of the Holy Cross since July 2022, and Member of Board of Managers of the College Circle Creamery Holdings since February 2023.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
57

1964	Trustee since March 2012; Chairman since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Mr. Karlawish was a Partner, and Senior Wealth Advisor with Curi RMB Capital from August 2022 to October
2025. Previously, he was Senior Director of Wealth Management with Curi Wealth Management which acquired Park Ridge
Asset Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset
Management, LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr.
Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T
Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder and Managing Partner of Blue Leaf Ventures (venture capital firm, founded May 2018).
From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present and Board Member for Saint Vincent de
Paul of Palm Beach County from May 2023 to present.

58

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
Officers of the Trust
Joseph N. Aniano
Year of Birth	Positions Held with Funds and Length of Time Served
1978	President, Chief Executive Officer and Principal Executive Officer since November 2025
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Aniano is President and Chief Executive Officer of Nationwide Investment Management Group and is a Senior Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as President of Nationwide Securities, LLC, and before that as Head of Investment Management Group Product Lifecycle Management.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group, and
is a Vice President of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal
Financial Officer, and served temporarily as the Trust’s President, Chief Executive Officer and Principal Executive Officer
from September 2022 until March 2023.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Majewski is Senior Director, Financial Administration of Nationwide Investment Management Group. Mr. Majewski
previously served as the Trust’s Assistant Secretary and Assistant Treasurer.

Nicholas T. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1982	Vice President and Chief Compliance Officer since December 2025
Principal Occupation(s) During the Past Five Years (or Longer)Mr. Graham is Vice President of NFA and Chief
Compliance Officer of NFA and the Trust. He previously served as AVP, Chief Compliance Officer for the Nationwide
Office of Investments and its registered investment adviser, Nationwide Asset Management, LLC.[1]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group, and
Vice President of Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
59

Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for Nationwide Investment
Management Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

Benjamin Hoecherl
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hoecherl is Vice President, Head of Business and Product Development for Nationwide Investment Management
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]He previously served as AVP for Nationwide
ProAccount within Nationwide Retirement Solutions.

1
These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
60

Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Nationwide Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Nationwide Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be
61

delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Bollin, Ms. Petersen and Mr. Wezdenko (Chair), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Davis (Chair), Mr. Karlawish and Ms. Kosel, each of whom is an Independent Trustee.
Ownership of Shares of Nationwide Funds as of December 31, 2025
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Tracy Bollin	None	Over $100,000
Kristina Bradshaw	None	Over $100,000
Lorn C. Davis	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Charlotte Petersen	None	Over $100,000
David E. Wezdenko	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
62

Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2025
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Tracy Bollin	N/A	N/A	N/A	None	N/A
Kristina Bradshaw	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Charlotte Petersen	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
2
As of December 31, 2025, subadvisers to the Trust included: Allspring Global Investments, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of Mellon Investments Corporation; FIAM LLC; Goldman Sachs Asset Management, L.P.; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Nationwide Asset Management, LLC; Newton Investment Management North America, LLC; Putnam Investment Management, LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2025. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2025. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Tracy Bollin	$192,150	N/A	N/A	$260,000
Kristina Bradshaw	300,083	N/A	N/A	405,000
Lorn C. Davis	311,263	N/A	N/A	420,000
Barbara Jacobs[2]	288,999	N/A	N/A	390,000
Keith F. Karlawish	366,862	N/A	N/A	495,000
Carol A. Kosel	296,436	N/A	N/A	400,000
Douglas F. Kridler[2]	285,317	N/A	N/A	385,000
Charlotte Petersen	285,316	N/A	N/A	385,000
David E. Wezdenko	311,263	N/A	N/A	420,000
1
As of December 31, 2025, the Fund Complex included two trusts comprising 114 investment company funds or series.
2
Ms. Jacobs and Mr. Kridler retired as Trustees effective December 31, 2025.
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Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act), and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.
Investment Advisory Agreement
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. For services provided under the Agreement, NFA receives from each Investor Destinations Fund an annual fee, paid monthly, of 0.13%, based on average daily net assets of each such Investor Destinations Fund. For services provided under the Agreement, NFA receives from each Blueprint Fund an annual fee, paid monthly, based on average daily net assets of each such Blueprint Fund as follows.
Assets	Fee
Up to $1.5 billion	0.20%
$1.5 billion and more but less than $2 billion	0.19%
$2 billion or more	0.18%
The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the
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1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.
Investment Adviser
NFA manages the day-to-day investments of the assets of the Funds. NFA, located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policy holders.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
Limitation of Fund Expenses
In the interest of limiting the expenses of certain Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses to limit total annual fund operating expenses until at least April 30, 2027, as follows:
●NVIT Blueprint® Aggressive Fund to 0.28% for all share classes.
●NVIT Blueprint® Moderately Aggressive Fund to 0.25% for all share classes.
●NVIT Blueprint® Capital Appreciation Fund to 0.25% for all share classes.
●NVIT Blueprint® Moderate Fund to 0.25% for all share classes.
●NVIT Blueprint® Balanced Fund to 0.25% for all share classes.
●NVIT Blueprint® Moderately Conservative Fund to 0.25% for all share classes.
●NVIT Blueprint® Conservative Fund to 0.25% for all share classes.
●NVIT Investor Destinations Balanced Fund to 0.28% for all share classes.
●NVIT Investor Destinations Capital Appreciation Fund to 0.28% for all share classes.
The expense limitation for each Fund listed above excludes any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities; acquired fund fees and expenses; compensation payable to parties not affiliated with NFA for the recovery of tax reclaims; short-sale dividend expenses; Rule 12b-1 fees; fees paid pursuant to an Administrative Services Plan; fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules
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(as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); other expenditures which are capitalized in accordance with generally accepted accounting principles; and expenses incurred by the Funds in connection with any merger or reorganization. The expense limitation for each Fund also may exclude other nonroutine expenses not incurred in the ordinary course of the Funds’ business.
In addition to the foregoing, until at least April 30, 2027, NFA has agreed contractually to waive an amount equal to 0.10% annually of the advisory fee to which it would otherwise be entitled with respect to each of the Blueprint Funds. NFA shall not be entitled to reimbursement of amounts waived pursuant to this separate fee waiver agreement.
In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of Class II shares of the NVIT Investor Destinations Capital Appreciation Fund, equal in any year to 0.90% of the average daily net assets, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses) (“Operating Expense Limits”). Such Operating Expense Limit took effect upon the date that the NVIT Investor Destinations Capital Appreciation Fund replaced certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees. NFA may request and receive reimbursement from the NVIT Investor Destinations Capital Appreciation Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.
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Investment Advisory Fees Paid
During the fiscal years ended December 31, 2025, 2024, and 2023, the Funds paid NFA fees for investment advisory services, after waivers and reimbursements:
	Fiscal Years Ended December 31,
	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT Blueprint® Aggressive Fund	$536,644	$268,327	$460,945	$230,477	$355,770	$177,888
NVIT Blueprint® Balanced Fund	2,942,319	1,471,037	3,164,147	1,577,783	3,187,547	1,588,858
NVIT Blueprint® Capital Appreciation Fund	3,645,434	1,805,765	3,825,558	1,891,091	3,753,825	1,857,107
NVIT Blueprint® Conservative Fund	906,384	453,200	1,000,135	500,077	1,078,581	539,348
NVIT Blueprint® Moderate Fund	3,583,580	1,776,465	3,801,480	1,879,686	3,768,908	1,864,252
NVIT Blueprint® Moderately Aggressive Fund	939,261	469,639	909,863	454,940	813,725	406,870
NVIT Blueprint® Moderately Conservative Fund	938,433	469,225	1,015,602	507,810	1,066,529	533,274
NVIT Investor Destinations Aggressive Fund	537,367	537,367	509,281	509,281	446,571	446,571
NVIT Investor Destinations Balanced Fund	1,382,364	1,382,364	1,511,220	1,511,220	1,577,042	1,577,042
NVIT Investor Destinations Capital Appreciation Fund	1,416,799	1,324,011	1,435,874	1,435,874	1,434,261	1,434,261
NVIT Investor Destinations Conservative Fund	562,129	562,129	616,961	616,961	682,097	682,097
NVIT Investor Destinations Moderate Fund	2,258,600	2,258,600	2,386,279	2,386,279	2,398,736	2,398,736
NVIT Investor Destinations Moderately Aggressive Fund	1,303,583	1,303,583	1,303,481	1,303,481	1,235,393	1,235,393
NVIT Investor Destinations Moderately Conservative Fund	640,679	640,679	693,896	693,896	730,454	730,454
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Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for the manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
NFA has no current intention to hire a subadviser for the Funds. In instances where NFA would hire a subadviser, pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds, selecting the subadvisers for the Funds, and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA would have responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA would regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA would monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds' Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Nicholas T. Graham
Joseph N. Aniano
Lee T. Cummings
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Stephen R. Rimes
David Majewski
Benjamin Hoecherl
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT Blueprint® Aggressive Fund[1]	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT Blueprint® Moderately Aggressive Fund[1]
NVIT Blueprint® Capital Appreciation Fund[1]
NVIT Blueprint® Moderate Fund[1]
NVIT Blueprint® Balanced Fund[1]
NVIT Blueprint® Moderately Conservative Fund[1]
NVIT Blueprint® Conservative Fund[1]
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Aggressive Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT Investor Destinations Moderately Fund Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

NVIT Investor Destinations Capital Appreciation Fund	0.25% of the average daily net assets of Class Z shares of the Fund, all of which will be considered a distribution fee.
1
The Trust, on behalf of each of the Blueprint Funds, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
During the fiscal year ended December 31, 2025, NFD was paid the following distribution fees (net of waivers) under the Rule 12b-1 Plan:
Fund Name	Fees Paid
NVIT Blueprint® Aggressive Fund	$153,086
NVIT Blueprint® Moderately Aggressive Fund	306,496
NVIT Blueprint® Capital Appreciation Fund	1,600,207
NVIT Blueprint® Moderate Fund	1,570,784
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Fund Name	Fees Paid
NVIT Blueprint® Balanced Fund	1,295,567
NVIT Blueprint® Moderately Conservative Fund	415,208
NVIT Blueprint® Conservative Fund	399,159
NVIT Investor Destinations Aggressive Fund	1,033,409
NVIT Investor Destinations Moderately Aggressive Fund	2,506,915
NVIT Investor Destinations Capital Appreciation Fund	2,724,640
NVIT Investor Destinations Moderate Fund	4,343,505
NVIT Investor Destinations Balanced Fund	2,658,418
NVIT Investor Destinations Moderately Conservative Fund	1,232,087
NVIT Investor Destinations Conservative Fund	1,081,028
The following expenditures were made during the fiscal year ended December 31, 2025 using the Rule 12b-1 fees received by NFD with respect to the Funds:
Fund	Prospectus Printing and Mailing[1]	Distributor Compensation and Costs	Broker-Dealer Compensation and Costs[2]
NVIT Blueprint® Aggressive Fund	$0	($61)	$153,147
NVIT Blueprint® Moderately Aggressive Fund	0	2	306,494
NVIT Blueprint® Capital Appreciation Fund	0	341	1,599,866
NVIT Blueprint® Moderate Fund	0	382	1,570,402
NVIT Blueprint® Balanced Fund	0	332	1,295,235
NVIT Blueprint® Moderately Conservative Fund	0	99	415,109
NVIT Blueprint® Conservative Fund	0	146	399,013
NVIT Investor Destinations Aggressive Fund	0	(356)	1,033,765
NVIT Investor Destinations Moderately Aggressive Fund	0	(102)	2,507,017
NVIT Investor Destinations Balanced Fund	0	804	2,657,614
NVIT Investor Destinations Moderate Fund	0	1,591	4,341,914
NVIT Investor Destinations Capital Appreciation Fund	0	(8,186)	2,732,826
NVIT Investor Destinations Moderately Conservative Fund	0	332	1,231,755
NVIT Investor Destinations Conservative Fund	0	296	1,080,732
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
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As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Nationwide Funds. To the extent that certain Nationwide Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Life Insurance Company (and its affiliated life insurance companies) have agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company (collectively, “NLIC”) are wholly owned subsidiaries of NFS, which is the parent company of NFA and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NLIC and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class II shares of the Funds held by customers of NLIC or any such other entity and 0.12% of the average daily net assets of the Class Z shares of the
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NVIT Investor Destinations Capital Appreciation Fund. No fee is paid with respect to the Class P shares and Class Y shares of any Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2025, 2024 and 2023, NLIC received $19,072,078, $20,069,913 and $20,075,715, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2025, 2024, and 2023, NFM was paid fund administration and transfer agency fees from the Funds as follows:
Fund	2025	2024	2023
NVIT Blueprint® Aggressive Fund	$105,981	$92,924	$77,503
NVIT Blueprint® Moderately Aggressive Fund	149,401	141,383	125,962
NVIT Blueprint® Capital Appreciation Fund	444,894	460,816	441,978
NVIT Blueprint® Moderate Fund	437,883	458,065	442,855
NVIT Blueprint® Balanced Fund	365,453	385,645	376,707
NVIT Blueprint® Moderately Conservative Fund	149,320	152,789	152,050
NVIT Blueprint® Conservative Fund	145,867	151,113	153,943
NVIT Investor Destinations Aggressive Fund	135,174	127,723	111,418
NVIT Investor Destinations Moderately Aggressive Fund	262,283	259,576	236,940
NVIT Investor Destinations Capital Appreciation Fund	281,011	281,558	273,455
NVIT Investor Destinations Moderate Fund	420,726	439,319	424,966
NVIT Investor Destinations Balanced Fund	275,369	294,074	295,818
NVIT Investor Destinations Moderately Conservative Fund	152,326	158,373	157,734
NVIT Investor Destinations Conservative Fund	139,297	145,599	150,819
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
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For the fiscal year ended December 31, 2025, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Investor Destinations Aggressive Fund	$150,677	$(1,752)	$-	$(133,151)	(134,903)	15,774
NVIT Investor Destinations Balanced Fund	454,240	(4,502)	-	(409,210)	(413,712)	40,528
NVIT Investor Destinations Capital Appreciation Fund	416,877	(4,745)	-	(369,429)	(374,174)	42,703
NVIT Investor Destinations Conservative Fund	235,566	(2,185)	-	(213,708)	(215,893)	19,673
NVIT Investor Destinations Moderate Fund	636,632	(8,204)	-	(554,579)	(562,783)	73,849
NVIT Investor Destinations Moderately Aggressive Fund	349,463	(4,354)	-	(305,910)	(310,264)	39,199
NVIT Investor Destinations Moderately Conservative Fund	250,638	(2,530)	-	(225,330)	(227,860)	22,778
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2025, the Securities Lending Agent performed various services related to securities lending, including the following:
●lending a Fund’s portfolio securities to institutions that are approved borrowers;
●determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
●ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
●receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
●marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
●obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
●at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
●investing cash collateral in permitted investments as directed by the Funds; and
●maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
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Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
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There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers of affiliated Underlying Funds to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
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Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.
The Funds did not pay soft dollar commissions, nor did they hold any investments in securities of their regular broker-dealers, for the fiscal year ended December 31, 2025.
The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2025, 2024 and 2023:
Fund	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
NVIT Blueprint® Aggressive Fund	$137	$233	$0
NVIT Blueprint® Balanced Fund	523	1,913	0
NVIT Blueprint® Capital Appreciation Fund	736	2,497	0
NVIT Blueprint® Conservative Fund	142	275	0
NVIT Blueprint® Moderate Fund	645	2,325	0
NVIT Blueprint® Moderately Aggressive Fund	259	225	0
NVIT Blueprint® Moderately Conservative Fund	163	570	0
NVIT Investor Destinations Aggressive Fund	1,482	389	260
NVIT Investor Destinations Moderately Aggressive Fund	5,023	488	507
NVIT Investor Destinations Capital Appreciation Fund	16,314	1,596	283
NVIT Investor Destinations Moderate Fund	16,132	2,655	193
NVIT Investor Destinations Balanced Fund	15,993	1,663	393
NVIT Investor Destinations Moderately Conservative Fund	8,258	769	355
NVIT Investor Destinations Conservative Fund	8,624	444	187
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
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In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
●the Distributor and other affiliates of NFA,
●broker-dealers,
●financial institutions, and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
ADP, Inc. (“ADP”)
NFA, pursuant to a written agreement, pays an annual fee of $50,000 to participate in ADP’s DCIO Partner Program.
Ascensus LLC (“Ascensus”)
NFA, pursuant to a written agreement, pays an annual fee of $40,000 to participate in Ascensus’ DCIO Sponsorship Program.
Sanctuary Wealth Group, LLC (“Sanctuary Wealth”)
Nationwide Life and Annuity Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, entered into a strategic partner sponsorship agreement with Sanctuary Wealth that pays a support fee to Sanctuary Wealth of $230,000 per year in exchange for allowing Nationwide Life and its affiliates (including NFA) to participate in various events that include seminars, conferences and meetings as determined and agreed to by both parties; as well as provides access to research teams and additional data. Neither NFA nor NFM make any direct payments to Sanctuary Wealth. NFA may reimburse Nationwide Life proportionate to NFA participation.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
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All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The Prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Equity securities (including shares of exchange traded funds) generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds' NAVs. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund or an underlying mutual fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund or underlying fund's NAV is calculated, a Fund or underlying fund may fair value its foreign investments more frequently than it does other
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securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund or underlying fund's foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund or an underlying fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing the fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
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Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund*	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class I, Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
NVIT BlackRock Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT Blueprint® Aggressive Fund	Class I, Class II, Class Y
NVIT Blueprint® Balanced Fund	Class I, Class II, Class Y
NVIT Blueprint® Capital Appreciation Fund	Class I, Class II, Class Y
NVIT Blueprint® Conservative Fund	Class I, Class II, Class Y
NVIT Blueprint® Managed Growth Fund*	Class I, Class II
NVIT Blueprint® Managed Growth & Income Fund*	Class I, Class II
NVIT Blueprint® Moderate Fund	Class I, Class II, Class Y
NVIT Blueprint® Moderately Aggressive Fund	Class I, Class II, Class Y
NVIT Blueprint® Moderately Conservative Fund	Class I, Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT DoubleLine Total Return Tactical Fund*	Class I, Class II, Class Y
NVIT Fidelity Institutional AM® Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Fidelity Institutional AM® Worldwide Fund*	Class I, Class II
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT GQG US Quality Equity Fund*[1]	Class I, Class II, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Invesco Small Cap Growth Fund*	Class I, Class II
NVIT Investor Destinations Aggressive Fund	Class II, Class P
NVIT Investor Destinations Balanced Fund	Class I, Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund	Class II, Class P
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Fund	Share Classes
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Investor Destinations Moderate Fund	Class I, Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund	Class II, Class P
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund*	Class II, Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund*[2]	Class I, Class II, Class IV, Class Y
NVIT J.P. Morgan Inflation Managed Fund*	Class I, Class II
NVIT J.P. Morgan Innovators Fund*	Class Y
NVIT J.P. Morgan Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund*	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund*	Class II, Class Y
NVIT Jacobs Levy Large Cap Core Fund*	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund*	Class I, Class II
NVIT Loomis Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term High Yield Fund*	Class I
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT Nasdaq-100 Index Fund*	Class I, Class II
NVIT Putnam International Value Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
NVIT Small Cap Value Fund*[3]	Class I, Class II, Class IV
NVIT Strategic Income Fund*[4]	Class I
NVIT U.S. 130/30 Equity Fund*	Class Y
NVIT Victory Mid Cap Value Fund*	Class I, Class II
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective June 18, 2025. Formerly, NVIT Calvert Equity Fund.
2
Name change effective September 22, 2025. Formerly, NVIT AQR Large Cap Defensive Style Fund.
3
Name change effective February 23, 2026. Formerly, NVIT Multi-Manager Small Cap Value Fund.
4 Name change effective June 26, 2025. Formerly, NVIT Amundi Multi Sector Bond Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second
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Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations and treated as regulated investment companies for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
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Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.
Taxation of the Fund
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
●Distribution Requirement— the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●Income Requirement— the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
●Asset Diversification Test— the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that
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the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Fund-of-Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund-of-funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions— Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund. Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund Distributions— Dividends-Received Deduction for Corporations” below). A qualified fund-of-funds, i.e., a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
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The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated fund-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not
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met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
●All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
●Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Fund invests, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply.
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However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objective or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
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Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund-of-funds, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code (Under the TCJA, the Build America Bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017). Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's
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investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency
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concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of
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a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences To Shareholders
Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policyholders.
As of March 23, 2026, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 23, 2026, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
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APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
A-2

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
A-3

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
A-4

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.
A-5

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
B-1

CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2025 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
●Independent directors comprise 50 percent or less of the board;
●The non-independent director serves on the audit, compensation, or nominating committee;
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●The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
●The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
●Medical issues/illness;
●Family emergencies; and
●Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
●Sit on more than five public company boards; or
●Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
●The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
●Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●Rationale provided in the proxy statement for the level of implementation;
●The subject matter of the proposal;
●The level of support for and opposition to the resolution in past meetings;
●Actions taken by the board in response to the majority vote and its engagement with shareholders;
●The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
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●Other factors as appropriate.
●The board failed to act on takeover offers where the majority of shares are tendered;
●At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
●The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
●The company's response, including:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
●The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
●The company has a poison pill with a deadhand or slowhand feature6;
●The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
●The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
●The trigger threshold and other terms of the pill;
●The disclosed rationale for the adoption;
●The trigger;
●The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
●A commitment to put any renewal to a shareholder vote;
●The company's overall track record on corporate governance and responsiveness to shareholders; and
●Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
Exceptions to this policy will generally be limited to:
●Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
●Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
●Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
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●The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
●Supermajority vote requirements to amend the bylaws or charter;
●A classified board structure; or
●Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
●The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
●Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
●The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●The company's ownership structure;
●The company's existing governance provisions;
●The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
●Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
●Classified the board;
●Adopted supermajority vote requirements to amend the bylaws or charter;
●Eliminated shareholders' ability to amend bylaws;
●Adopted a fee-shifting provision; or
●Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
●The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
B-5

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
●A classified board structure;
●A supermajority vote requirement;
●Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
●The inability of shareholders to call special meetings;
●The inability of shareholders to act by written consent;
●A multi-class capital structure; and/or
●A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
●The presence of a shareholder proposal addressing the same issue on the same ballot;
●The board's rationale for seeking ratification;
●Disclosure of actions to be taken by the board should the ratification proposal fail;
●Disclosure of shareholder engagement regarding the board’s ratification request;
●The level of impairment to shareholders' rights caused by the existing provision;
●The history of management and shareholder proposals on the provision at the company’s past meetings;
●Whether the current provision was adopted in response to the shareholder proposal;
●The company's ownership structure; and
●Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
●The non-audit fees paid to the auditor are excessive;
●The company receives an adverse opinion on the company’s financial statements from its auditor; or
●There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
●Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
B-6

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
●The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
●The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
●The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
●The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
●Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
●Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
●Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
●Board governance measures;
●Corporate strategy;
●Risk management analyses; and
●Metrics and targets.
●Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
●Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
●Failure to replace management as appropriate; or
●Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
B-7

Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
●Long-term financial performance of the company relative to its industry;
●Management’s track record;
●Background to the contested election;
●Nominee qualifications and any compensatory arrangements;
●Strategic plan of dissident slate and quality of the critique against management;
●Likelihood that the proposed goals and objectives can be achieved (both slates); and
●Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
●The scope and rationale of the proposal;
●The company's current board leadership structure;
●The company's governance structure and practices;
●Company performance; and
●Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
●A majority non-independent board and/or the presence of non-independent directors on key board committees;
●A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
●The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
●Evidence that the board has failed to oversee and address material risks facing the company;
●A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
●Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
B-8

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
●Shareholders' current right to act by written consent;
●The consent threshold;
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
●A majority vote standard in uncontested director elections;
●No non-shareholder-approved pill; and
●An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
●Shareholders’ current right to call special meetings;
●Minimum ownership threshold necessary to call special meetings (10 percent preferred);
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
●Scope and rationale of the proposal; and
●Concerns identified with the company’s prior meeting practices.
CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
●If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
●If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
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●In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
●The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
●On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
●The company has a non-shareholder approved poison pill (including an NOL pill); or
●The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
●In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
●The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
●A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
●twice the amount needed to support the transactions on the ballot, and
●the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
●Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
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●Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
●Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
●Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
●Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
●Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS) - PROPOSALS FOR EXTENSIONS
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management's ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
●Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
●Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
●Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
●Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
●Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
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Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
●The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
●The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
●The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
●The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
●The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
●The ratio of performance- to time-based incentive awards;
●The overall ratio of performance-based compensation to fixed or discretionary pay;
●The rigor of performance goals;
●The complexity and risks around pay program design;
●The transparency and clarity of disclosure;
●The company's peer group benchmarking practices;
●Financial/operational results, both absolute and relative to peers;
●Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●Realizable pay17 compared to grant pay; and
●Any other factors deemed relevant.
B-12

Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
●Problematic practices related to non-performance-based compensation elements;
●Incentives that may motivate excessive risk-taking or present a windfall risk; and
●Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
●Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●Extraordinary perquisites or tax gross-ups;
●New or materially amended agreements that provide for:
●Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
●CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
●CIC excise tax gross-up entitlements (including “modified” gross-ups);
●Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
●Liberal CIC definition combined with any single-trigger CIC benefits;
●Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
●Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
●Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
●Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●Duration of options backdating;
●Size of restatement due to options backdating;
●Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
●Failure to respond to majority-supported shareholder proposals on executive pay topics; or
●Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
B-13

●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
●Quality of disclosure around vesting upon a change in control (CIC);
●Discretionary vesting authority;
●Liberal share recycling on various award types;
●Lack of minimum vesting period for grants made under the plan;
●Dividends payable prior to award vesting.
Grant Practices:
●The company’s three-year burn rate relative to its industry/market cap peers;
●Vesting requirements in CEO’s recent equity grants (3-year look-back);
●The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
●Whether the company maintains a sufficient claw-back policy;
●Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
●Awards may vest in connection with a liberal change-of-control definition;
●The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
●The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
●The plan is excessively dilutive to shareholders’ holdings;
●The plan contains an evergreen (automatic share replenishment) feature; or
●Any other plan features are determined to have a significant negative impact on shareholder interests.
B-14

SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach– E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
●If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
●If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
●The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
●If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
●The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
●Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
●The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
●Whether the company has sought and received third-party approval that its targets are science-based;
●Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
●Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
●Whether the company’s climate data has received third-party assurance;
●Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
●Whether there are specific industry decarbonization challenges; and
●The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
●The completeness and rigor of the company’s climate-related disclosure;
●The company’s actual GHG emissions performance;
B-15

●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
●Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
●Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure compared to industry peers; and
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
●The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure is comparable to that of industry peers; or
●There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
●Whether the company provides disclosure of year-over-year GHG emissions performance data;
●Whether company disclosure lags behind industry peers;
●The company's actual GHG emissions performance;
●The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
●The company’s established process or framework for addressing racial inequity and discrimination internally;
●Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
●Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
●Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
●The company’s track record in recent years of racial justice measures and outreach externally; and
●Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
●The scope and prescriptive nature of the proposal;
●The company's current level of disclosure regarding its environmental and social performance and governance;
B-16

●The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
●Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
“Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.
18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
B-17

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Nationwide Fund Advisors
Christopher C. Graham	NVIT Blueprint® Aggressive Fund	None
	NVIT Blueprint® Moderately Aggressive Fund	None
	NVIT Blueprint® Capital Appreciation Fund	None
	NVIT Blueprint® Moderate Fund	None
	NVIT Blueprint® Balanced Fund	None
	NVIT Blueprint® Moderately Conservative Fund	None
	NVIT Blueprint® Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
Keith P. Robinette, CFA	NVIT Blueprint® Aggressive Fund	None
	NVIT Blueprint® Moderately Aggressive Fund	None
	NVIT Blueprint® Capital Appreciation Fund	None
	NVIT Blueprint® Moderate Fund	None
	NVIT Blueprint® Balanced Fund	None
	NVIT Blueprint® Moderately Conservative Fund	None
	NVIT Blueprint® Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
C-1

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Andrew Urban, CFA	NVIT Blueprint® Aggressive Fund	None
	NVIT Blueprint® Moderately Aggressive Fund	None
	NVIT Blueprint® Capital Appreciation Fund	None
	NVIT Blueprint® Moderate Fund	None
	NVIT Blueprint® Balanced Fund	None
	NVIT Blueprint® Moderately Conservative Fund	None
	NVIT Blueprint® Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Nationwide Fund Advisors (“NFA”)
NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.
Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Executive Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.
Certain portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.
C-2

OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2025
Nationwide Fund Advisors
Christopher C. Graham	Mutual Funds: 36 accounts, $24.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $1.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Keith P. Robinette, CFA	Mutual Funds: 36 accounts, $24.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $1.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Andrew Urban, CFA	Mutual Funds: 36 accounts, $24.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $1.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
POTENTIAL CONFLICTS OF INTEREST
Nationwide Fund Advisors
It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
C-3

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BLUEPRINT AGGRESSIVE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5,207,304.931	84.44%
NVIT BLUEPRINT AGGRESSIVE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	959,647.621	15.56%
NVIT BLUEPRINT AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11,347,627.094	100.00%
NVIT BLUEPRINT AGGRESSIVE FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	720,647.386	99.94%
NVIT BLUEPRINT BALANCED FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,370,995.557	57.09%
NVIT BLUEPRINT BALANCED FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,030,393.524	42.91%
NVIT BLUEPRINT BALANCED FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	102,715,614.438	99.89%
D-1

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BLUEPRINT BALANCED FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	147,454.363	99.69%
NVIT BLUEPRINT CAPITAL APPRECIATION FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,493,419.116	73.70%
NVIT BLUEPRINT CAPITAL APPRECIATION FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,246,473.882	26.30%
NVIT BLUEPRINT CAPITAL APPRECIATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	127,714,116.648	99.99%
NVIT BLUEPRINT CAPITAL APPRECIATION FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	338,064.975	99.86%
NVIT BLUEPRINT CONSERVATIVE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	466,234.740	58.00%
NVIT BLUEPRINT CONSERVATIVE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	337,586.380	42.00%
NVIT BLUEPRINT CONSERVATIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	34,586,319.206	100.00%
D-2

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BLUEPRINT CONSERVATIVE FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	51,984.848	99.06%
NVIT BLUEPRINT MODERATE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,534,720.873	75.41%
NVIT BLUEPRINT MODERATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,152,813.348	24.59%
NVIT BLUEPRINT MODERATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	125,551,942.513	100.00%
NVIT BLUEPRINT MODERATE FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	204,438.732	99.77%
NVIT BLUEPRINT MODERATELY AGGRESSIVE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7,792,036.017	76.01%
NVIT BLUEPRINT MODERATELY AGGRESSIVE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,459,546.446	23.99%
NVIT BLUEPRINT MODERATELY AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	25,965,229.809	99.61%
D-3

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BLUEPRINT MODERATELY AGGRESSIVE FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	357,749.229	99.86%
NVIT BLUEPRINT MODERATELY CONSERVATIVE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	362,289.124	50.95%
NVIT BLUEPRINT MODERATELY CONSERVATIVE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	348,832.217	49.05%
NVIT BLUEPRINT MODERATELY CONSERVATIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	34,170,142.085	99.79%
NVIT BLUEPRINT MODERATELY CONSERVATIVE FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	469.434	100.00%
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27,055,685.990	99.20%
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,863,434.763	95.32%
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	238,848.886	4.68%
D-4

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	62,803,687.369	99.97%
NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	679,553.739	93.76%
NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	45,217.730	6.24%
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	88,344,584.002	100.00%
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,026,234.531	86.18%
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	127,480.672	10.70%
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	38,451,610.824	99.83%
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	393,074.774	90.70%
D-5

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	40,298.900	9.30%
NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	149,992,200.293	99.40%
NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,714,680.805	69.64%
NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,476,006.502	27.67%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12,065,393.960	98.03%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	73,533,658.722	98.63%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	242,362.221	1.97%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	42,242,806.408	99.76%
D-6

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	263,934.659	84.61%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	48,013.548	15.39%
D-7

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlackRock Managed Global Allocation Fund Class II	NVIT Investor Destinations Managed Growth & Income Fund Class I Class II
NVIT Blueprint® Managed Growth Fund Class I Class II	NVIT Managed American Funds Asset Allocation Fund Class II Class Z
NVIT Blueprint® Managed Growth & Income Fund Class I Class II	NVIT Managed American Funds Growth-Income Fund Class II
NVIT Investor Destinations Managed Growth Fund Class I Class II
Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 69 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus is posted on the Funds' website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the Prospectus for each of the Funds dated April 30, 2026. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with it.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust on Form N-CSR for the fiscal year ended December 31, 2025, and the Financial Statements of the Trust on Form N-CSR for the period ended June 30, 2025, are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

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General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 69 separate series, each with its own investment objective.
The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus.
Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Fund(s) (as defined below ).
Each Fund consists of two main components. First, a majority of each Fund’s portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds,” which means that each Fund’s Core Sleeve invests primarily in other mutual funds (“Underlying Funds”). Each Fund’s Prospectus discusses the investment objectives and strategies for the Fund and identifies the Underlying Fund(s) in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities, and reflect varying amounts of potential investment risk and reward. The NVIT BlackRock Managed Global Allocation Fund (the, “BlackRock Managed Fund”) reserves the right at any time in the future, subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), to cease operating as a fund-of-funds and invest directly in portfolio securities. The BlackRock Managed Fund’s and the NVIT Managed American Funds Growth-Income Fund’s Core Sleeves each currently invest in a single Underlying Fund. The NVIT Managed American Funds Asset Allocation Fund’s Core Sleeve currently invests in multiple Underlying Funds. The NVIT Blueprint® Managed Growth Fund’s, NVIT Blueprint® Managed Growth & Income Fund’s, NVIT Investor Destinations Managed Growth Fund’s and NVIT Investor Destinations Managed Growth & Income Fund's (collectively, the “Managed Volatility Funds”) Core Sleeve allocates its assets among the different Underlying Funds, and each Core Sleeve is permitted to invest in the Nationwide Contract (described in more detail below). The remainder of each Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that invest in such securities) or is held in cash. In an attempt to control the volatility of a Fund’s portfolio over a full market cycle, each Fund buys and sells stock index futures, which are derivatives. A Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. For each Fund, the combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer a particular investment option, blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility over a full market cycle. The Volatility Overlay may not be successful in reducing volatility, in particular, frequent or short-term volatility with little or no sustained market direction, and it is possible that the Volatility Overlay may result in underperformance or losses greater than if a Fund did not implement the Volatility Overlay.
The following is a list of the Underlying Funds in which the NVIT Managed American Funds Growth-Income Fund and the NVIT Managed American Funds Asset Allocation Fund (collectively, the “Managed American Funds”) may currently invest. The Managed American Funds invest primarily in unaffiliated Underlying Funds, which are sponsored and advised by Capital Research and Management CompanySM and are series of American Funds® or American Funds Insurance Series®. This list may be updated from time to time without notice to shareholders. Each of the Underlying Funds is described briefly in the Funds’ Prospectus.
American Funds® American Balanced Fund®
American Funds® The Bond Fund of America®
American Funds Insurance Series® Asset Allocation Fund
American Funds Insurance Series® Growth Fund
American Funds Insurance Series® Growth-Income Fund
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American Funds Insurance Series® U.S. Government Securities Fund®
American Funds Insurance Series® Washington Mutual Investors FundSM
The BlackRock Managed Fund invests in the BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “Underlying Fund”). This may be updated from time to time. BlackRock Advisors, LLC (“BlackRock”) serves as the investment adviser to the Underlying Fund. The Underlying Fund is described in its own prospectus, which may be updated from time to time.
The following is a list of the underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) in which the Managed Volatility Funds may currently invest. The Managed Volatility Funds may also invest in unaffiliated funds. This list may be updated from time to time. Nationwide Fund Advisors (“NFA” or the “Adviser”) has employed a subadviser(s) for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective Prospectus.
Nationwide Bond Portfolio
Nationwide Fundamental All Cap Equity Portfolio
Nationwide Inflation-Protected Securities Fund
Nationwide International Equity Portfolio
Nationwide Large Cap Equity Portfolio
Nationwide Loomis Core Bond Fund
Nationwide Strategic Income Fund
NVIT Bond Index Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Government Money Market Fund
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund
NVIT GS Small Cap Equity Insights Fund
NVIT International Index Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT Mid Cap Index Fund
NVIT S&P 500 Index Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Small Cap Index Fund
NVIT U.S. 130/30 Equity Fund
For purposes of this section, the term “Fund” includes any Underlying Fund in which the Funds invest.
Fund-of-Funds Investing
Each Fund’s Core Sleeve operates as a “fund-of-funds” that seeks to meet its respective objective by investing primarily in shares of other investment companies, including affiliated investment companies. The Trust relies on Rule 12d1-4 under the 1940 Act which generally permits, subject to the conditions stated in the rule, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the management fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Core Sleeve Investment Strategies
First, NFA determines how much each Fund allocates between the Core Sleeve and the Volatility Overlay, and how to allocate the assets of the Core Sleeve among different asset classes. NFA bases these decisions on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. Second, once the asset allocation is determined, NFA selects the Underlying Funds. The BlackRock Managed Fund and the NVIT Managed American Funds Growth-Income Fund each currently invests its respective Core Sleeve in a single Underlying Fund. In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.
The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund.
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The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.
Many of the Underlying Funds in which the NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund invest, such as index funds and index exchange-traded funds (“ETFs”), follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indices. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.
Asset-Based Securities
The BlackRock Managed Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” The Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the portfolio management has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Fund’s portfolio management may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metals-Related Securities. The Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metals-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metals prices during such periods. In addition, the instability of precious metals prices may result in volatile earnings of precious metals-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
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Bank and Corporate Loans
Each of the Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
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Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12
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and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash
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flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commodities
The Underlying Fund that the BlackRock Managed Fund invests in seeks to provide exposure to the investment returns of physical assets that trade in the commodity markets through investments in commodity-linked derivative instruments and investment vehicles, such as ETFs, that exclusively invest in commodities, which are designed to provide this exposure without direct investment in “physical commodities” or commodities futures contracts. “Physical commodities,” as used in this SAI, refer to assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Underlying Fund’s adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Underlying Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivatives securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.
Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s commodities investments may be expected to underperform an investment in traditional securities. Over the long-term, the returns on the Underlying Fund’s commodities investments are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked derivative securities are available from a relatively small number of issuers, the Underlying Fund’s investments in commodity-linked derivative securities are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer also may serve as counterparty to a substantial number of the
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Underlying Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations. The Underlying Fund also may invest in shares of one or more money market funds pending investment of cash balances, in anticipation of possible redemptions, or in order to make margin payments.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential. Additionally, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
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The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, a Fund must rely entirely on the credit assessment of the Fund’s portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Derivative Instruments
The Funds or Underlying Funds may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative
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purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). NFA has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the Funds.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”), imposes requirements and restrictions on the Funds' use of derivatives to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 affects how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time
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when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
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If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Options on Government National Mortgage Association (“GNMA”) Certificates have unique characteristics. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the BlackRock Managed Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”
A GNMA Certificate held by the BlackRock Managed Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index,
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and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
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Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Commodity Futures Contracts. The BlackRock Managed Fund may engage in transactions in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•    Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
•    Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
•    Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on the value of commodity futures contracts.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds
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may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Structured Notes. A Fund or Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
Equity-Linked Structured Notes. The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by
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institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
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A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide
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accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Equity Swaps. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and the Funds may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that Funds anticipate purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
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As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Total Return Swaps. A Fund may enter into total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount. Total return swaps are subject to illiquidity risk because the liquidity for total return swaps is based on the liquidity of the underlying instrument. Total return swaps also are subject to the risk that the counterparty to the swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the swap contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into a total return swap transaction. For example, if a Fund buys a long total return swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the counterparty and would suffer a loss. If a Fund sells a short total return swap and the underlying security is worth more at the end of the contract, the Fund would be similarly required to make a payment to the counterparty and would suffer a loss.
Interest Rate Swaps. The Funds may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The Funds may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
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Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
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Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
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Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Distressed Securities
The BlackRock Managed Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally
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recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Underlying Fund’s investment adviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.
The Fund will generally make such investments only when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the times at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
Environmental, Social and Governance (“ESG”) Securities
Certain Underlying Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Underlying Funds' exposure to certain companies, sectors, regions, and countries and may affect the Underlying Funds' performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Underlying Funds' performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, an Underlying Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying ESG criteria as an exclusionary approach to investing may result in an Underlying Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Underlying Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.
Floating- and Variable-Rate Securities
Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
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Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
The Funds may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
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Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold
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securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
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Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating
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experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
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Euro Bonds. Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities.
Foreign Sovereign Debt. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of strained international relations and war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Underlying Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE
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without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Underlying Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law. The Chinese government's acceptance of the VIE structure is evolving and the China Securities Regulatory Commission (“CSRC”) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund's returns and net asset value.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Underlying Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. A Fund or an Underlying Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's or Underlying Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and a Fund or Underlying Fund may experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by a Fund or Underlying Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank
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Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Risks Related to Israel-Hamas War. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict.
Both actual hostilities, including the Israel-Hamas war described above, and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack also may escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.
Guarantees
An Underlying Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.
Initial Public Offerings
Each Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the
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offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities (including shares of ETFs) to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
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Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, the FCA directed that certain USD LIBOR settings would continue to be published under a synthetic methodology, a practice that ceased on September 30, 2024. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Low Exercise Price Options
From time to time, an Underlying Fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.
Master Limited Partnerships
Publicly traded master limited partnerships (“MLPs”) are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other
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entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Medium-Quality, Lower-Quality and High-Yield Securities
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the
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unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Leveraged Companies. A Fund's investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.
Mezzanine Investments
The BlackRock Managed Fund, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan
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associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
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The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to
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dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
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Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Under recently finalized rules of the Financial Industry Regulatory Authority (FINRA), the TBA market is subject to mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. Throughout the duration of each transaction, a Fund or the counterparty will make payments as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market each business day. In the event a counterparty defaults on the transaction or declares bankruptcy or insolvency, a Fund may incur expenses in enforcing its rights, or the Fund may experience delay and costs in recovering collateral or may sustain a loss if the value of the collateral declines. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
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Municipal Securities
Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
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Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Nationwide Contract
Each Managed Volatility Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Life”). The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that invests in the contract, which is currently adjusted on a quarterly basis. If Nationwide Life becomes unable to pay interest or repay principal under the contract, a Fund may lose money. Because the entire contract is issued by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it. Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract (or amend the existing contract). NFA can increase or redeem all or a portion of a Fund’s investment in the Nationwide Contract on a daily basis at par for any reason without imposition of any sales charge or market value adjustment. Neither the Funds, the Adviser, Nationwide Life nor any of its affiliates guarantee a Fund’s performance or that a Fund will provide a certain level of income.
The Funds' portfolio managers believe that the stable nature of the Nationwide Contract may reduce a Fund’s volatility and overall risk, especially during periods when the market values of bonds and other debt securities decline. However, under certain market conditions, such as when the market values of bonds and other debt securities increase, investing in the Nationwide Contract could hamper a Fund’s performance.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern
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and uncertainty. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds' performance.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund and its service providers may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. Funds and their shareholders could be negatively impacted as a result.
Artificial Intelligence (“AI”). The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations.
AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI technologies by a Fund's service providers and issuers in which a Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
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Participation Notes
Certain Underlying Funds may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations. A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy. The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
Certain Underlying Funds may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
The Funds may invest in preferred stocks and other forms of convertible securities. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying
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common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient
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characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund may hold up to 15% of its respective portfolio in illiquid securities.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
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Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. A Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
The Funds may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those “put” bonds for which the “put” option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although the Funds will not invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
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Redemption Fee Risk
Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio managers will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.
Repurchase Agreements
The Funds may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
In December 2023, the SEC adopted rule amendments that require any covered clearing agency (“CCA”) for U.S. Treasury securities to mandate that each of its direct participants (generally banks and broker-dealers that meet certain membership criteria) submit for clearance and settlement all eligible secondary market U.S. Treasury securities transactions to which they are a counterparty. The clearing requirement extends to all repurchase and reverse repurchase agreements of such direct participants that are collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions for which a bank acts as agent for custody, collateral management, and settlement services. These transactions had not historically been subject to mandatory central clearing, and voluntary central clearing of such transactions has generally been limited.
Treasury repo transactions entered into by a Fund with any direct participant of a CCA will be subject to this mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027, at which time a Fund will be obligated to clear all or substantially all of its Treasury repo transactions. There are, at present, significant regulatory and operational uncertainties related to the implementation of these requirements, which may affect the cost, terms, and/or availability of cleared Treasury repo transactions.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to an underlying money market fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund assesses, manages, and periodically reviews its liquidity risk.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(a)(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
A Fund or Underlying Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a
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reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
A Fund or Underlying Fund also may invest in mortgage dollar rolls, which are arrangements in which a Fund or Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (see “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
Exchange-Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
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An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short Selling of Securities
A Fund or Underlying Fund may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
A Fund or Underlying Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
The Funds may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
●shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
●obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
●obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
●obligations of municipalities and states, their agencies and political subdivisions;
●high-quality asset-backed commercial paper;
●repurchase agreements;
●bank or savings and loan obligations;
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●high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
●high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
●high-quality short-term corporate obligations;
●certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
●extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
●unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
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Special Situation Companies
The Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject
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to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. See also “Short-Term Instruments.”
Tender Option Bonds
The Underlying Fund in which the BlackRock Managed Fund invests may invest in residual interest municipal tender option bonds (“TOB”), which are derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Fund invests pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. The Fund’s or Underlying Fund’s investment adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Fund, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may invest in residual interests for the purpose of using economic leverage. Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding Municipal Bonds purchased from the Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating-rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which the Fund would purchase. The short-term floating-rate interests have first priority on the cash flow from the Municipal Bonds. The Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating-rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If the Fund ever purchases all or a portion of the short-term floating-rate securities sold by the special purpose trust, it may surrender those short-term floating-rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.
If the liquidity provider acquires the floating-rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with the Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating-rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating-rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.
The Fund may also invest in the short-term floating-rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating- or variable-rate on typically a weekly basis. These securities grant the Fund the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating- or variable-rate changes.
Investments in residual interest and floating-rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.
On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules were required to fully comply by July 21, 2015. These rules may preclude banking
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entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.
TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.
Trust Preferred Securities
The BlackRock Managed Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
U.S. Government Securities and U.S. Government Agency Securities
Each Fund may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
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U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear. The future status and role of FNMA and FHLMC could be impacted by various actions and developments, including actions taken by the FHFA in FHFA's role as conservator, restrictions placed on FNMA and FHLMC, and future legislative and regulatory actions and developments that alter the operations, ownership, structure and/or mission of FNMA and FHLMC. Such developments may, in turn, impact the value of securities issued or guaranteed by FNMA and FHLMC, which could cause a Fund to lose value.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
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Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody's, citing a combination of expected fiscal deterioration, a high and growing federal debt, rising interest rates, and an erosion of governance relative to peers. Future downgrades could similarly contribute to increased volatility in U.S. and international financial markets, lead to higher interest rates, put downward pressure on the market value of U.S. Treasury securities, and raise the cost of borrowing across a range of debt instruments.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
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Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or manmade disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the BlackRock Managed Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser to the Underlying Fund in which the BlackRock Managed Fund invests believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Underlying Fund seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future. Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States.
Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
The Underlying Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for the Fund, foreign governments are likely to seek global investors through the privatization of their utility industries in order to attract significant capital for growth. Privatization, which refers to the trend
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toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Underlying Fund will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such
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utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to residential, corporate and governmental customers.
Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. However, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.
Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities.
Companies in this industry are generally mature and are experiencing little or no per capita volume growth. There may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. Favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
Warrants and Rights
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
The Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
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Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
The Funds may invest in zero coupon securities, step-coupon securities, PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2025 and 2024, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024
NVIT Blueprint Managed Growth & Income Fund[1]	44.49%	16.44%
NVIT Blueprint Managed Growth Fund[1]	40.90%	17.14%
NVIT Managed American Funds Growth-Income Fund[1]	21.80%	7.15%
1The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2025, the portfolio managers made more changes than they deemed necessary during the fiscal year ended December 31, 2024.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
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Each of the Funds:
●May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
●May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
●May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.
Each Fund except the NVIT BlackRock Managed Global Allocation Fund:
●May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
The NVIT BlackRock Managed Global Allocation Fund:
●May not purchase or sell commodities or commodities contracts, except to the extent the Fund may do so in accordance with applicable law and as disclosed in the current Prospectus or SAI of the Fund, and without registering as a commodity pool operator under the Commodity Exchange Act.
Under the 1940 Act, investments of more than 25% of a fund's total assets in one or more issuers in the same industry or group of industries constitutes concentration. The policy described above in the sixth bullet under “Investment Restrictions” will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to “industry” in such policy shall be read to include a group of related industries. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. Each Fund currently utilizes any one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser.
Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.
The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:
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Each Fund may not:
●Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
●Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
●Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings, loans or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies. In addition, to the extent a Fund makes direct investments in securities and instruments not issued by other investment companies, such Fund will consider the industries to which such direct investments belong for purposes of applying the Fund’s concentration policy. Also, to the extent an Underlying Fund has adopted a policy to concentrate in a particular industry, the Fund will take such policy into account to the extent it invests in such Underlying Fund. However, each Fund does not look through to the holdings of Underlying Funds for purposes of the applicable Fund’s concentration policy.
The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer
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(other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.
1)
A Fund may invest no more than 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more than 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more than 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more than 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
●Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
●Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
●Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report
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on Form N-CSR or Form N-PORT with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
●A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
●The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
●The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Synthesis Technology; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; CRIMS; BarraOne; Eagle PACE; Solutions Atlantic; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; AllVue Everest; Amazon Web Services (AWS); Confluence/InvestmentMetrics/Style Analytics; Microsoft; SmartStream Technologies; Snowflake; Trioptima; TS Imagine Inc.; Bank of New York; MSCI Inc.; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; Qontigo (Axioma Risk System); Financial Recovery Technologies; Steeleye, Limited; Proxymity Limited; Broadridge Financial Solutions, Inc.; Glass Lewis & Co, LLC; Advent Software, Inc.; SWIFT SC; Access Fintech, Inc.; FilePoint EDGAR Services, LLC; PricewaterhouseCoopers LLP; S&P Global Inc.; EquiLend LLC; WTax (VAT IT Group Ltd); SitusAMC Holdings Corp.; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; or Citigroup, Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Currently, there are no Trustees who are interested persons of the Trust. Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Investment Management Group, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215.
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Independent Trustees
Tracy Bollin
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1970	Trustee since July 2025	114
Principal Occupation(s) During the Past Five Years (or Longer)
From 2015 until 2021, Mr. Bollin served as Vice President and CFO of Principal Funds, Managing Director of Fund
Operations for Principal Global Investors, and President of Principal Shareholder Services.

Other Directorships held During the Past Five Years[2] Board member of On With Life since September 2024.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Bollin has held multiple roles in the financial services industry, including positions in capital markets, finance, operations, and as a board member.

Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to 2023, Board Member of Houston Ballet from July
2011 to present and President from July 2022 to July 2024 and Chair since July 2024, and Board Member of Hermann Park
Conservancy from July 2011 to present, serving as Board Chair from 2020 to 2024.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of The Pine Street Inn from 2009 to present, Member of the Advisory Board (non-fiduciary) of Mearthane
Products Corporation from 2021 to 2022, Trustee of The College of the Holy Cross since July 2022, and Member of Board of Managers of the College Circle Creamery Holdings since February 2023.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	114
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Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Mr. Karlawish was a Partner, and Senior Wealth Advisor with Curi RMB Capital from August 2022 to October
2025. Previously, he was Senior Director of Wealth Management with Curi Wealth Management which acquired Park Ridge
Asset Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset
Management, LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr.
Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T
Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder and Managing Partner of Blue Leaf Ventures (venture capital firm, founded May 2018).
From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present and Board Member for Saint Vincent de
Paul of Palm Beach County from May 2023 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

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1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
Officers of the Trust
Joseph N. Aniano
Year of Birth	Positions Held with Funds and Length of Time Served
1978	President, Chief Executive Officer and Principal Executive Officer since November 2025
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Aniano is President and Chief Executive Officer of Nationwide Investment Management Group and is a Senior Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as President of Nationwide Securities, LLC, and before that as Head of Investment Management Group Product Lifecycle Management.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group, and
is a Vice President of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal
Financial Officer, and served temporarily as the Trust’s President, Chief Executive Officer and Principal Executive Officer
from September 2022 until March 2023.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Majewski is Senior Director, Financial Administration of Nationwide Investment Management Group. Mr. Majewski
previously served as the Trust’s Assistant Secretary and Assistant Treasurer.

Nicholas T. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1982	Vice President and Chief Compliance Officer since December 2025
Principal Occupation(s) During the Past Five Years (or Longer)Mr. Graham is Vice President of NFA and Chief
Compliance Officer of NFA and the Trust. He previously served as AVP, Chief Compliance Officer for the Nationwide
Office of Investments and its registered investment adviser, Nationwide Asset Management, LLC.[1]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group, and
Vice President of Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for Nationwide Investment
Management Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

Benjamin Hoecherl
Year of Birth	Positions Held with Funds and Length of Time Served
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1976	Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hoecherl is Vice President, Head of Business and Product Development for Nationwide Investment Management
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]He previously served as AVP for Nationwide
ProAccount within Nationwide Retirement Solutions.

1
These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the
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Nationwide Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Nationwide Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Bollin, Ms. Petersen and Mr. Wezdenko (Chair), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and consists of all the Independent Trustees.
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The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Davis (Chair), Mr. Karlawish and Ms. Kosel, each of whom is an Independent Trustee.
Ownership of Shares of Nationwide Funds as of December 31, 2025
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Tracy Bollin	None	Over $100,000
Kristina Bradshaw	None	Over $100,000
Lorn C. Davis	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Charlotte Petersen	None	Over $100,000
David E. Wezdenko	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2025
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Tracy Bollin	N/A	N/A	N/A	None	N/A
Kristina Bradshaw	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Charlotte Petersen	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
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1
Nationwide Fund Advisors.
2
As of December 31, 2025, subadvisers to the Trust included: Allspring Global Investments, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of Mellon Investments Corporation; FIAM LLC; Goldman Sachs Asset Management, L.P.; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Nationwide Asset Management, LLC; Newton Investment Management North America, LLC; Putnam Investment Management, LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2025. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2025. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Tracy Bollin	$192,150	N/A	N/A	$260,000
Kristina Bradshaw	300,083	N/A	N/A	405,000
Lorn C. Davis	311,263	N/A	N/A	420,000
Barbara Jacobs[2]	288,999	N/A	N/A	390,000
Keith F. Karlawish	366,862	N/A	N/A	495,000
Carol A. Kosel	296,436	N/A	N/A	400,000
Douglas F. Kridler[2]	285,317	N/A	N/A	385,000
Charlotte Petersen	285,316	N/A	N/A	385,000
David E. Wezdenko	311,263	N/A	N/A	420,000
1
As of December 31, 2025, the Fund Complex included two trusts comprising 114 investment company funds or series.
2
Ms. Jacobs and Mr. Kridler retired as Trustees effective December 31, 2025.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
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Investment Advisory and Other Services
Trust Expenses
The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act), and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.
Investment Advisory Agreement
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. For services provided under the Agreement, NFA receives from each Fund an annual fee, paid monthly based on average daily net assets of each such Fund, at the following fee rates:
Fund Name	Advisory Fee
NVIT BlackRock Managed Global Allocation Fund	0.74% of the Fund’s average daily net assets
NVIT Blueprint® Managed Growth Fund	0.22% on assets up to $1.5 billion; 0.21% on assets of $1.5 billion and more but less than $2 billion; and 0.20% on assets of $2 billion and more
NVIT Blueprint® Managed Growth & Income Fund	0.22% on assets up to $1.5 billion; 0.21% on assets of $1.5 billion and more but less than $2 billion; and 0.20% on assets of $2 billion and more
NVIT Investor Destinations Managed Growth Fund	0.15% of the Fund’s average daily net assets
NVIT Investor Destinations Managed Growth & Income Fund	0.15% of the Fund’s average daily net assets
NVIT Managed American Funds Asset Allocation Fund	0.15% on assets up to $2 billion; 0.14% on assets of $2 billion and more
NVIT Managed American Funds Growth-Income Fund	0.15% on assets up to $500 million; 0.14% on assets of $500 million and more
The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
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Investment Adviser
NFA manages the day-to-day investments of the assets of the Funds. NFA, located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policy holders.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
Limitation of Fund Expenses
In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
Until at least April 30, 2027, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, as follows:
●NVIT Blueprint® Managed Growth Fund to 0.07% for all share classes.
●NVIT Blueprint® Managed Growth & Income Fund to 0.10% for all share classes.
●NVIT Investor Destinations Managed Growth Fund to 0.16% for all share classes.
●NVIT Investor Destinations Managed Growth & Income Fund to 0.15% for all share classes.
●NVIT Managed American Funds Asset Allocation Fund to 0.23% for all share classes
●NVIT Managed American Funds Growth-Income Fund to 0.22% for Class II shares
The expense limitation for each of the Funds identified above excludes any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities; acquired fund fees and expenses; compensation payable to parties not affiliated with NFA for the recovery of tax reclaims; short-sale dividend expenses; Rule 12b-1 fees; fees paid pursuant to an Administrative Services Plan; fees paid to JPMorgan Chase Bank, N.A. (“JP Morgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); other expenditures which are capitalized in accordance with generally accepted accounting principles; and expenses incurred by the Funds in connection with any merger or reorganization. The expense limitation for each Fund also may exclude other nonroutine expenses not incurred in the ordinary course of the Funds’ business.
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Until at least April 30, 2027, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, as follows:
●NVIT BlackRock Managed Global Allocation Fund to 1.19% for Class II shares
The expense limitation for the NVIT BlackRock Managed Global Allocation Fund excludes fees paid to JP Morgan (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018).
In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of the following Funds and share classes, equal to the amounts shown in the table below (“Operating Expense Limits):
Fund and Share Class	Operating Expense Limit
NVIT Blueprint Managed Growth & Income Fund Class I	0.88%*
NVIT Managed American Funds Asset Allocation Fund Class II	1.11%**
*
The Operating Expense Limit in any year will be a percentage of the average daily net assets of the identified class of the Fund, excluding interest, taxes, compensation payable to parties not affiliated with NFA for the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Fund replaced certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, following which it will expire. NFA may request and receive reimbursement from the identified Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.
**
The Operating Expense Limit in any year will be a percentage of the average daily net assets of the identified class of the Fund, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Fund replaced certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees. NFA may request and receive reimbursement from the identified Fund for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.
NFA has also agreed contractually to waive advisory fees in an amount equal to 0.59% with respect to the BlackRock Managed Fund until either the earlier of April 30, 2027, or the Fund ceases to operate as a “fund-of-funds.” NFA is not entitled to receive a reimbursement for fees waived pursuant to this advisory fee waiver.
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Investment Advisory Fees
During the fiscal years ended December 31, 2025, 2024, and 2023, the Funds paid NFA fees for investment advisory services (after waivers and reimbursements) as follows:
	Fiscal Years Ended December 31,
	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT BlackRock Managed Global Allocation Fund	$2,391,870	$484,839	$2,523,839	$511,594	$2,497,673	$506,286
NVIT Blueprint® Managed Growth & Income Fund	1,018,747	249,873	1,104,514	285,814	1,077,528	269,393
NVIT Blueprint® Managed Growth Fund	2,363,884	333,249	2,562,473	386,738	2,494,046	354,326
NVIT Investor Destinations Managed Growth & Income Fund	586,365	401,848	627,814	437,481	616,957	421,127
NVIT Investor Destinations Managed Growth Fund	1,390,920	1,117,900	1,552,451	1,266,731	1,542,623	1,240,965
NVIT Managed American Funds Asset Allocation Fund	4,020,549	4,020,549	4,190,813	4,190,813	3,988,997	3,988,997
NVIT Managed American Funds Growth-Income Fund	1,065,560	1,065,560	1,098,681	1,098,681	992,639	992,639
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Subadviser
Nationwide Asset Management, LLC, (“NWAM”), located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, is the subadviser to the Funds. NWAM provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, and is a wholly owned subsidiary of Nationwide Mutual Insurance Company, and thus an affiliate of NFA. As the subadviser, NWAM is responsible for the execution of trades to meet the Funds' Volatility Overlay’s target future positions.
Subadvisory Fees Paid
The following table sets forth the amount NFA paid to a subadviser on behalf of each Fund for the fiscal years ended December 31, 2025, 2024 and 2023:
	Fiscal Years Ended December 31,
Fund	2025	2024	2023
NVIT BlackRock Managed Global Allocation Fund	$42,000	$42,000	$42,000
NVIT Blueprint Managed Growth & Income Fund	18,349	18,680	19,005
NVIT Blueprint Managed Growth Fund	42,572	43,340	43,989
NVIT Investor Destinations Managed Growth & Income Fund	15,489	15,570	15,960
NVIT Investor Destinations Managed Growth Fund	36,736	38,501	39,903
NVIT Managed American Funds Asset Allocation Fund	108,114	106,044	105,015
NVIT Managed American Funds Growth-Income Fund	28,739	27,865	26,127
Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for a manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
Pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds' Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an
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Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Nicholas T. Graham
Joseph N. Aniano
Lee T. Cummings
Stephen R. Rimes
David Majewski
Benjamin Hoecherl
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
With respect to the BlackRock Managed Fund, NFD has entered into a Marketing Support Agreement with BlackRock Advisors, LLC (“BlackRock”) pursuant to which, in exchange for activities to support the marketing and distribution of the Underlying Fund’s shares, BlackRock has agreed to pay NFD an annual amount equal to 0.25% of the value of the Underlying Fund’s shares held by the Fund. NFD has agreed with the Fund to waive the full 12b-1 fee of 0.25% otherwise payable by Class II shares of the Fund for so long as it receives compensation from BlackRock pursuant to the Marketing Support Agreement.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT BlackRock Managed Global Allocation Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT Blueprint® Managed Growth Fund
NVIT Blueprint® Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
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Funds	Amount
NVIT Managed American Funds Asset Allocation Fund	0.25% of the average daily net assets of Class Z shares of the Fund, all of which will be considered a distribution fee.
The Trust, on behalf of each Fund, and NFD have entered into a contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class II shares of the NVIT Blueprint® Managed Growth Fund and NVIT Blueprint® Managed Growth & Income Fund and 0.25% of the Distribution and/or Service (12b-1) Fee for Class II shares of the NVIT BlackRock Managed Global Allocation Fund until at least April 30, 2027.
During the fiscal year ended December 31, 2025, NFD was paid the following distribution fees (net of waivers) under the Rule 12b-1 Plan:
Fund	Fees Paid
NVIT BlackRock Managed Global Allocation Fund	$0
NVIT Blueprint® Managed Growth Fund	2,127,640
NVIT Blueprint® Managed Growth & Income Fund	903,328
NVIT Investor Destinations Managed Growth Fund	2,299,230
NVIT Investor Destinations Managed Growth & Income Fund	969,873
NVIT Managed American Funds Asset Allocation Fund	6,822,387
NVIT Managed American Funds Growth-Income Fund	1,813,496
The following expenditures were made during the fiscal year ended December 31, 2025, using the 12b-1 fees received by NFD with respect to the Funds:
Fund	Prospectus Printing and Mailing[1]	Distributor Compensation and Costs	Broker-Dealer Compensation and Costs[2]
NVIT BlackRock Managed Global Allocation Fund	$0	$0	$0
NVIT Blueprint® Managed Growth Fund	0	687	2,126,953
NVIT Blueprint® Managed Growth & Income Fund	0	216	903,112
NVIT Investor Destinations Managed Growth Fund	0	970	2,298,260
NVIT Investor Destinations Managed Growth & Income Fund	0	255	969,618
NVIT Managed American Funds Asset Allocation Fund	0	1,836	6,820,551
NVIT Managed American Funds Growth-Income Fund	0	677	1,812,819
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
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(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Nationwide Funds. To the extent that certain Nationwide Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Life Insurance Company (and its affiliated life insurance companies) have agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company (collectively, “NLIC”) are wholly owned subsidiaries of NFS, which is the parent company of NFA and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NLIC and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class II shares of the Funds held by customers of NFS or any such other entity and 0.19% of the average daily net assets of the Class Z shares of the
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NVIT Managed American Funds Asset Allocation Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2025, 2024 and 2023, NLIC received $13,723,638, $14,529,286, and $13,887,798, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2025, 2024, and 2023, NFM was paid fund administration and transfer agency fees from the Funds as follows:
	Fiscal Years Ended December 31,
Fund	2025	2024	2023
NVIT BlackRock Managed Global Allocation Fund	$113,665	$116,774	$111,331
NVIT Blueprint® Managed Growth Fund	277,784	294,623	279,923
NVIT Blueprint® Managed Growth & Income Fund	145,902	151,551	142,840
NVIT Investor Destinations Managed Growth Fund	246,017	266,546	257,561
NVIT Investor Destinations Managed Growth & Income Fund	130,342	133,504	126,404
NVIT Managed American Funds Asset Allocation Fund	632,515	658,430	619,538
NVIT Managed American Funds Growth-Income Fund	200,409	204,843	184,075
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
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For the fiscal year ended December 31, 2025, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Investor Destinations Managed Growth & Income Fund	$130,428	$(1,686)	$ -	$(113,566)	$(115,252)	$15,176
NVIT Investor Destinations Managed Growth Fund	$266,933	$(4,046)	$ -	$(226,467)	$(230,513)	$36,420
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2025, the Securities Lending Agent performed various services related to securities lending, including the following:
●lending a Fund’s portfolio securities to institutions that are approved borrowers;
●determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
●ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
●receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
●marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
●obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
●at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
●investing cash collateral in permitted investments as directed by the Funds; and
●maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
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Custodian
JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (1) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability
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of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers of affiliated Underlying Funds to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
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(1) Because the Core Sleeves will invest primarily in shares of the Underlying Fund(s) it is expected that all transactions in portfolio securities for the Core Sleeves will be entered into by the Underlying Fund(s). For brokerage allocation information about the Underlying Fund(s), please see the Underlying Fund's SAI.
The Funds did not pay soft dollar commissions, nor did they hold any investments in securities of their regular broker-dealers, for the fiscal year ended December 31, 2025. During the fiscal years ended December 31, 2025, 2024 and 2023, the Funds paid the following in brokerage commissions:
	Fiscal Years Ended December 31,
Fund	2025	2024	2023
NVIT BlackRock Managed Global Allocation Fund	$12,651	$14,896	$17,549
NVIT Blueprint® Managed Growth Fund	43,846	52,221	79,023
NVIT Blueprint® Managed Growth & Income Fund	14,314	20,044	23,282
NVIT Investor Destinations Managed Growth Fund	44,773	48,951	71,166
NVIT Investor Destinations Managed Growth & Income Fund	17,128	16,859	20,262
NVIT Managed American Funds Asset Allocation Fund	72,375	78,606	86,206
NVIT Managed American Funds Growth-Income Fund	13,804	8,035	10,006
During the fiscal years ended December 31, 2025, 2024 and 2023, the Funds paid no brokerage commissions to affiliated brokers of the Adviser.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
●the Distributor and other affiliates of NFA,
●broker-dealers,
●financial institutions, and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
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Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
ADP, Inc. (“ADP”)
NFA, pursuant to a written agreement, pays an annual fee of $50,000 to participate in ADP’s DCIO Partner Program.
Ascensus LLC (“Ascensus”)
NFA, pursuant to a written agreement, pays an annual fee of $40,000 to participate in Ascensus’ DCIO Sponsorship Program.
Sanctuary Wealth Group, LLC (“Sanctuary Wealth”)
Nationwide Life and Annuity Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, entered into a strategic partner sponsorship agreement with Sanctuary Wealth that pays a support fee to Sanctuary Wealth of $230,000 per year in exchange for allowing Nationwide Life and its affiliates (including NFA) to participate in various events that include seminars, conferences and meetings as determined and agreed to by both parties; as well as provides access to research teams and additional data. Neither NFA nor NFM make any direct payments to Sanctuary Wealth. NFA may reimburse Nationwide Life proportionate to NFA participation.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
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Securities for which market-based quotations are readily available are valued as of the Valuation Time. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The Prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Equity securities (including shares of exchange traded funds) generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA, are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser's fair value determinations and its performance as valuation designee. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds' NAVs. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund or an underlying mutual fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund or underlying fund's NAV is calculated, a Fund or underlying fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund or underlying fund's foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund or an underlying fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing the fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are
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permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund*	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class I, Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
NVIT BlackRock Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund	Class II
NVIT Blueprint® Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Balanced Fund*	Class I, Class II, Class Y
NVIT Blueprint® Capital Appreciation Fund*	Class I, Class II, Class Y
NVIT Blueprint® Conservative Fund*	Class I, Class II, Class Y
NVIT Blueprint® Managed Growth Fund	Class I, Class II
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Fund	Share Classes
NVIT Blueprint® Managed Growth & Income Fund	Class I, Class II
NVIT Blueprint® Moderate Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Conservative Fund*	Class I, Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT DoubleLine Total Return Tactical Fund*	Class I, Class II, Class Y
NVIT Fidelity Institutional AM® Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Fidelity Institutional AM® Worldwide Fund*	Class I, Class II
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT GQG US Quality Equity Fund*[1]	Class I, Class II, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Invesco Small Cap Growth Fund*	Class I, Class II
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class I, Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund	Class I, Class II
NVIT Investor Destinations Moderate Fund*	Class I, Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT Jacobs Levy Large Cap Core Fund*	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund*	Class I, Class II
NVIT J.P. Morgan Digital Evolution Strategy Fund*	Class II, Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund*[2]	Class I, Class II, Class IV, Class Y
NVIT J.P. Morgan Inflation Managed Fund*	Class I, Class II
NVIT J.P. Morgan Innovators Fund*	Class Y
NVIT J.P. Morgan Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund*	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund*	Class II, Class Y
NVIT Loomis Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term High Yield Fund*	Class I
NVIT Managed American Funds Asset Allocation Fund	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT Nasdaq-100 Index Fund*	Class I, Class II
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Fund	Share Classes
NVIT Putnam International Value Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
NVIT Small Cap Value Fund*[3]	Class I, Class II, Class IV
NVIT Strategic Income Fund*[4]	Class I
NVIT U.S. 130/30 Equity Fund*	Class Y
NVIT Victory Mid Cap Value Fund*	Class I, Class II
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1 Name change effective June 18, 2025. Formerly, NVIT Calvert Equity Fund.
2 Name change effective September 22, 2025. Formerly, NVIT AQR Large Cap Defensive Style Fund.
3 Name change effective February 23, 2026. Formerly, NVIT Multi-Manager Small Cap Value Fund.
4 Name change effective June 26, 2025. Formerly, NVIT Amundi Multi Sector Bond Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting
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instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations and treated as regulated investment companies for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.
Taxation of the Fund
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
●Distribution Requirement– the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●Income Requirement– the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
●Asset Diversification Test– the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than
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25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Fund-of-Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund-of-funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions—Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund. Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations” below). A qualified fund-of-funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.
Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The
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amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions—Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000.
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Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated funds-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
●All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
●Public access to such investment company is available exclusively through the purchase of a variable contract.
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As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Fund invests, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
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Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions– Investments in U.S. REITs” below).
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund-of-funds, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions– Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code (Under the TCJA, the Build America Bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
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Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses
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are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid
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to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions– Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund– Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in Section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities).All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment
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company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in commodities— structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index -linked or structured notes, may be considered qualifying income under the Internal Revenue Code. However, the portion of such rulings relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act was revoked because of changes in the IRS's position. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) Accordingly, a fund may invest in certain commodity-linked notes only to the extent it obtains an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange- traded fund (or “ETF”) that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as qualifying income, even if a foreign corporation, such as a wholly-owned foreign subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a RIC and thus be subject to tax on its taxable income at the corporate income tax rate, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income and thus be subject to tax on its taxable income at the corporate income tax rate, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock
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for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policyholders.
As of March 23, 2026, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 23, 2026, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting
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instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
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APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
A-2

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
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Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
A-4

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.
A-5

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”)
These guidelines describe how NWAM discharges its fiduciary duty to vote on behalf of client’s proxies that are received in connection with underlying portfolio securities held by NWAM’s clients (said proxies hereinafter referred to as “proxies”). NWAM understands its responsibility to process proxies and to maintain proxy records. In addition, NWAM understands its duty to vote proxies.
These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of clients (to the extent, if any, that the economic interests of a client are affected by the proxy), unless otherwise directed by the client.
How Proxies Are Voted
NWAM will:
●Vote proxies received in the best interest of the client. The Enterprise Portfolio Manager (EPM) for the account holding the security will be the person that decides how to vote a proxy based on their understanding of the portfolio and applying information/research received from the other professionals within the Nationwide Investments office;
●The EPM will maintain appropriate records of proxy voting that are easily accessible by appropriate authorized persons of NWAM; and
●The Nationwide Investment’s Operations team will ensure the proxies are signed or instructed via email and filed with, or electronically submitted to, the appropriate parties with desired voting action.
In accordance with these Proxy Voting Guidelines, NWAM, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.
Foreign Proxies
There are situations; however, in which NWAM cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, NWAM will not process a foreign proxy:
●if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;
●when NWAM has not been given enough time to process the vote; or
●when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
Proxy Voting for Securities Involved in Securities Lending
NWAM Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). NWAM believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, NWAM, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies unless the client has provisions in place to allow for this. Consequently, it is NWAM’s policy that, in the event that NWAM manages an account for a Client that employs a securities lending program, NWAM generally will not seek to vote proxies relating to the securities on loan unless the client has provisions in place to allow for this.
Recordkeeping & Reporting
NWAM shall keep and maintain the following records and other items:
●its Proxy Voting Guidelines;
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●proxy statements received regarding underlying portfolio securities held by Clients (received through Bank of New York, other custodian arrangements in place and any securities lending or sub-custody contractors);
●records of votes cast on behalf of Clients (where possible or applicable);
●Client written requests for information as to how NWAM voted proxies for said Client;
●any NWAM written responses to an oral or written request from a Client for information as to how NWAM voted proxies for the Client; and
●any documents prepared by NWAM that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.
These records and other items shall be maintained for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of NWAM.
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting
B-2

proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2025 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
B-3

Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
●Independent directors comprise 50 percent or less of the board;
●The non-independent director serves on the audit, compensation, or nominating committee;
●The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
●The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
●Medical issues/illness;
●Family emergencies; and
●Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
●Sit on more than five public company boards; or
●Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
●The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
●Disclosed outreach efforts by the board to shareholders in the wake of the vote;
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●Rationale provided in the proxy statement for the level of implementation;
●The subject matter of the proposal;
●The level of support for and opposition to the resolution in past meetings;
●Actions taken by the board in response to the majority vote and its engagement with shareholders;
●The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●Other factors as appropriate.
●The board failed to act on takeover offers where the majority of shares are tendered;
●At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
●The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
●The company's response, including:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
●The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
●The company has a poison pill with a deadhand or slowhand feature6;
●The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
●The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
●The trigger threshold and other terms of the pill;
●The disclosed rationale for the adoption;
●The trigger;
●The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
●A commitment to put any renewal to a shareholder vote;
●The company's overall track record on corporate governance and responsiveness to shareholders; and
●Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
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Exceptions to this policy will generally be limited to:
●Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
●Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
●Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
●The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
●Supermajority vote requirements to amend the bylaws or charter;
●A classified board structure; or
●Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
●The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
●Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
●The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●The company's ownership structure;
●The company's existing governance provisions;
●The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
●Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
●Classified the board;
●Adopted supermajority vote requirements to amend the bylaws or charter;
●Eliminated shareholders' ability to amend bylaws;
●Adopted a fee-shifting provision; or
●Adopted another provision deemed egregious.
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Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
●The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
●A classified board structure;
●A supermajority vote requirement;
●Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
●The inability of shareholders to call special meetings;
●The inability of shareholders to act by written consent;
●A multi-class capital structure; and/or
●A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
●The presence of a shareholder proposal addressing the same issue on the same ballot;
●The board's rationale for seeking ratification;
●Disclosure of actions to be taken by the board should the ratification proposal fail;
●Disclosure of shareholder engagement regarding the board’s ratification request;
●The level of impairment to shareholders' rights caused by the existing provision;
●The history of management and shareholder proposals on the provision at the company’s past meetings;
●Whether the current provision was adopted in response to the shareholder proposal;
●The company's ownership structure; and
●Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
●The non-audit fees paid to the auditor are excessive;
●The company receives an adverse opinion on the company’s financial statements from its auditor; or
●There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
●Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
B-7

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
●The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
●The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
●The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
●The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
●Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
●Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
●Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
●Board governance measures;
●Corporate strategy;
●Risk management analyses; and
●Metrics and targets.
●Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
B-8

Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
●Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
●Failure to replace management as appropriate; or
●Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
●Long-term financial performance of the company relative to its industry;
●Management’s track record;
●Background to the contested election;
●Nominee qualifications and any compensatory arrangements;
●Strategic plan of dissident slate and quality of the critique against management;
●Likelihood that the proposed goals and objectives can be achieved (both slates); and
●Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
●The scope and rationale of the proposal;
●The company's current board leadership structure;
●The company's governance structure and practices;
●Company performance; and
●Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
●A majority non-independent board and/or the presence of non-independent directors on key board committees;
●A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
●The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
●Evidence that the board has failed to oversee and address material risks facing the company;
●A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
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●Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
●Shareholders' current right to act by written consent;
●The consent threshold;
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
●A majority vote standard in uncontested director elections;
●No non-shareholder-approved pill; and
●An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
●Shareholders’ current right to call special meetings;
●Minimum ownership threshold necessary to call special meetings (10 percent preferred);
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
●Scope and rationale of the proposal; and
●Concerns identified with the company’s prior meeting practices.
B-10

CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
●If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
●If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
●In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
●The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
●On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
●The company has a non-shareholder approved poison pill (including an NOL pill); or
●The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
●In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
●The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
●A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
●twice the amount needed to support the transactions on the ballot, and
●the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
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For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
●Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
●Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
●Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
●Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
●Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
●Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS) - PROPOSALS FOR EXTENSIONS
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management's ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
B-12

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
●Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
●Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
●Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
●Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
●Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
●The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
●The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
●The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
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●The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
●The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
●The ratio of performance- to time-based incentive awards;
●The overall ratio of performance-based compensation to fixed or discretionary pay;
●The rigor of performance goals;
●The complexity and risks around pay program design;
●The transparency and clarity of disclosure;
●The company's peer group benchmarking practices;
●Financial/operational results, both absolute and relative to peers;
●Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●Realizable pay17 compared to grant pay; and
●Any other factors deemed relevant.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
●Problematic practices related to non-performance-based compensation elements;
●Incentives that may motivate excessive risk-taking or present a windfall risk; and
●Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
●Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●Extraordinary perquisites or tax gross-ups;
●New or materially amended agreements that provide for:
●Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
●CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
●CIC excise tax gross-up entitlements (including “modified” gross-ups);
●Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
●Liberal CIC definition combined with any single-trigger CIC benefits;
●Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
●Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
●Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
B-14

Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
●Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●Duration of options backdating;
●Size of restatement due to options backdating;
●Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
●Failure to respond to majority-supported shareholder proposals on executive pay topics; or
●Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
●Quality of disclosure around vesting upon a change in control (CIC);
●Discretionary vesting authority;
●Liberal share recycling on various award types;
●Lack of minimum vesting period for grants made under the plan;
●Dividends payable prior to award vesting.
Grant Practices:
●The company’s three-year burn rate relative to its industry/market cap peers;
●Vesting requirements in CEO’s recent equity grants (3-year look-back);
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●The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
●Whether the company maintains a sufficient claw-back policy;
●Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
●Awards may vest in connection with a liberal change-of-control definition;
●The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
●The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
●The plan is excessively dilutive to shareholders’ holdings;
●The plan contains an evergreen (automatic share replenishment) feature; or
●Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach– E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
●If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
●If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
●The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
●If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
●The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
●Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
B-16

●The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
●Whether the company has sought and received third-party approval that its targets are science-based;
●Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
●Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
●Whether the company’s climate data has received third-party assurance;
●Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
●Whether there are specific industry decarbonization challenges; and
●The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
●The completeness and rigor of the company’s climate-related disclosure;
●The company’s actual GHG emissions performance;
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
●Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
●Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure compared to industry peers; and
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
●The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure is comparable to that of industry peers; or
●There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
●Whether the company provides disclosure of year-over-year GHG emissions performance data;
●Whether company disclosure lags behind industry peers;
●The company's actual GHG emissions performance;
●The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
B-17

Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
●The company’s established process or framework for addressing racial inequity and discrimination internally;
●Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
●Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
●Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
●The company’s track record in recent years of racial justice measures and outreach externally; and
●Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
●The scope and prescriptive nature of the proposal;
●The company's current level of disclosure regarding its environmental and social performance and governance;
●The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
●Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
“Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.
B-18

18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
B-19

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Nationwide Fund Advisors
Christopher C. Graham	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT Blueprint® Managed Growth Fund	None
	NVIT Blueprint® Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Keith P. Robinette, CFA	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT Blueprint® Managed Growth Fund	None
	NVIT Blueprint® Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Andrew Urban, CFA	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT Blueprint® Managed Growth Fund	None
	NVIT Blueprint® Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Nationwide Asset Management, LLC
Michael Charron CFA, FRM	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT Blueprint® Managed Growth Fund	None
	NVIT Blueprint® Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
Thomas Christensen	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT Blueprint® Managed Growth Fund	None
	NVIT Blueprint® Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
C-1

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Joseph Hanosek	NVIT BlackRock Managed Global Allocation Fund	None
	NVIT Blueprint® Managed Growth Fund	None
	NVIT Blueprint® Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
	NVIT Managed American Funds Asset Allocation Fund	None
	NVIT Managed American Funds Growth-Income Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Nationwide Asset Management, LLC (“NWAM”)
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high-performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
●Align interests of NWAM and business partners and foster collaboration
●Base a substantial portion of NWAM compensation directly on NWAM
●Recognize qualitative as well as quantitative performance
●Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors
●Provide a high degree of “line of sight” for NWAM participants and other business partners
●Attract and retain individuals with skills critical to the NWAM strategy
●Target median total compensation for the industry
●Utilize variable compensation (annual and long term) to close compensation market gaps.
Nationwide Fund Advisors (“NFA”)
NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.
Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Executive Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.
C-2

Certain portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.
OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2024
Nationwide Fund Advisors
Christopher C. Graham	Mutual Funds: 36 accounts, $24.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $1.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Keith P. Robinette, CFA	Mutual Funds: 36 accounts, $24.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $1.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Andrew Urban, CFA	Mutual Funds: 36 accounts, $24.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 28 accounts, $1.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Nationwide Asset Management, LLC
Michael Charron CFA, FRM	Mutual Funds: 7 accounts, $6.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Thomas Christensen	Mutual Funds: 7 accounts, $6.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Joseph Hanosek	Mutual Funds: 7 accounts, $6.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
C-3

POTENTIAL CONFLICTS OF INTEREST
Nationwide Asset Management, LLC (“Nationwide Asset Management”)
Nationwide Asset Management is a separate, wholly owned subsidiary of Nationwide Mutual Insurance Company. Certain employees of the firm may also provide advisory services to affiliated portfolios outside of the Registered Investment Adviser, including Nationwide Life Insurance and Nationwide Mutual Insurance, side by side to its clients.
Nationwide Fund Distributors, LLC is an affiliated broker dealer that distributes funds for which Nationwide Asset Management performs sub-advisory services on behalf of Nationwide Funds Advisors to Nationwide Mutual Funds and the Nationwide Variable Insurance Trust.
Investment adviser representatives of Nationwide Asset Management may also be representatives of our affiliated broker-dealers Nationwide Investment Services Corporation and Nationwide Securities. Nationwide Asset Management does not place trades through affiliated broker-dealers.
Nationwide Asset Management has adopted a Code of Ethics and Gifts and Entertainment Policy for all supervised persons of the firm describing its high standard of business conduct, and fiduciary duty to its clients. The Code of Ethics includes provisions relating to the confidentiality of client information, a prohibition on insider trading, restrictions on the acceptance of significant gifts and the reporting of certain gifts and business entertainment items, and personal securities trading procedures, among other things. All supervised persons at Nationwide Asset Management must acknowledge the terms of the Code of Ethics annually, or as amended.
Nationwide Asset Management anticipates that, in appropriate circumstances, consistent with clients’ investment objectives, it will cause accounts over which it has management authority to effect, and will recommend to investment advisory clients or prospective clients, the purchase or sale of securities in which its access persons, its affiliates and/or clients, directly or indirectly, have a position of interest. Nationwide Asset Management’s personnel are required to follow its Code of Ethics. Subject to satisfying this policy and applicable laws, officers, directors and employees of Nationwide Asset Management and its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for its clients. The Code of Ethics is designed to assure that the personal securities transactions, activities and interests of the employees of Nationwide Asset Management will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Nationwide Asset Management’s clients. In addition, the Code requires pre-clearance of certain transactions against a restricted list. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Nationwide Asset Management and its clients.
Nationwide Asset Management may use the products or services provided by brokers to service all accounts managed by it and not just the accounts whose transactions were associated with the broker providing the product or service. However, Nationwide Asset Management expects that each client will benefit overall by this practice because each is receiving the benefit of research services that it might not otherwise receive. To the extent brokers supply research to the firm, it is relieved of expenses that it might otherwise bear.
There are situations where Nationwide Asset Management would deem it advisable to purchase or sell the same securities for two or more clients at the same time, or approximately the same time. In this case, Nationwide Asset Management may execute the orders to purchase or sell on an aggregated basis. When possible, client trades in the same security will be aggregated into a Single Executable Order when the firm determines that it is consistent with best execution and in the best interests of its clients.
Aggregated trades may be used to facilitate best execution by negotiating more favorable prices, obtaining more timely execution or reducing overall transaction costs.
C-4

When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. Affiliated accounts may be included in aggregated trade orders.
Nationwide Asset Management does not engage in cross trades between client portfolios.
The firm does not have soft dollar arrangements with broker-dealers however it does receive research materials.
Nationwide Fund Advisors
It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
C-5

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BLACKROCK MANAGED GLOBAL ALLOCATION FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	22,027,112.776	100.00%
NVIT BLUEPRINT MANAGED GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	709,193.720	90.62%
NVIT BLUEPRINT MANAGED GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	73,396.195	9.38%
NVIT BLUEPRINT MANAGED GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	69,296,596.950	100.00%
NVIT BLUEPRINT MANAGED GROWTH & INCOME FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,822,713.915	85.89%
NVIT BLUEPRINT MANAGED GROWTH & INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	269,167.909	12.68%
NVIT BLUEPRINT MANAGED GROWTH & INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	31,673,376.641	100.00%
D-1

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	604,683.238	92.45%
NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	49,398.857	7.55%
NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	70,767,534.804	100.00%
NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	233,464.887	86.80%
NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	35,491.237	13.20%
NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	31,127,875.241	100.00%
NVIT MANAGED AMERICAN FUNDS ASSET ALLOCATION FUND CLASS II	C/O IPO PORTFOLIO ACCOUNTING NATIONWIDE LIFE INSURANCE COMPANY NWVAII PO BOX 182029 COLUMBUS OH 43218-2029	210,990,303.445	100.00%
NVIT MANAGED AMERICAN FUNDS GROWTH- INCOME FUND CLASS II	C/O IPO PORTFOLIO ACCOUNTING NATIONWIDE LIFE INSURANCE COMPANY NWVAII PO BOX 182029 COLUMBUS OH 43218-2029	39,699,998.592	100.00%
D-2

D-3

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund Class I, Class II	NVIT J.P. Morgan Large Cap Growth Fund Class I, Class II, Class Y
NVIT BlackRock Equity Dividend Fund Class I, Class II, Class IV, Class Y	NVIT J.P. Morgan U.S. Equity Fund Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund Class I, Class II, Class P, Class Y	NVIT J.P. Morgan US Technology Leaders Fund Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class I, Class II, Class X, Class Y, Class Z	NVIT Jacobs Levy Large Cap Core Fund Class I, Class II
NVIT Bond Index Fund Class I, Class II, Class Y	NVIT Jacobs Levy Large Cap Growth Fund Class I, Class II
NVIT DoubleLine Total Return Tactical Fund Class I, Class II, Class Y	NVIT Loomis Core Bond Fund Class I, Class II, Class P, Class Y
NVIT Fidelity Institutional AM® Emerging Markets Fund Class I, Class II, Class D, Class Y	NVIT Loomis Short Term Bond Fund Class I, Class II, Class P, Class Y
NVIT Fidelity Institutional AM® Worldwide Fund Class I, Class II	NVIT Loomis Short Term High Yield Fund Class I
NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund) Class I, Class II, Class Y	NVIT Mid Cap Index Fund Class I, Class II, Class Y
NVIT Government Bond Fund Class I, Class II, Class IV, Class P, Class Y	NVIT Multi-Manager Small Company Fund Class I, Class II, Class IV
NVIT Government Money Market Fund Class I, Class II, Class IV, Class V, Class Y	NVIT Nasdaq-100 Index Fund Class I, Class II
NVIT International Equity Fund Class I, Class II, Class Y	NVIT Putnam International Value Fund Class I, Class II, Class X, Class Y, Class Z
NVIT International Index Fund Class I, Class II, Class VIII, Class Y	NVIT Real Estate Fund Class I, Class II
NVIT Invesco Small Cap Growth Fund Class I, Class II	NVIT S&P 500 Index Fund Class I, Class II, Class IV, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund Class II, Class Y	NVIT Small Cap Index Fund Class II, Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund (formerly, NVIT AQR Large Cap Defensive Style Fund) Class I, Class II, Class IV, Class Y	NVIT Small Cap Value Fund (formerly, NVIT Multi-Manager Small Cap Value Fund) Class I, Class II, Class IV
NVIT J.P. Morgan Inflation Managed Fund Class I, Class II	NVIT Strategic Income Fund (formerly, NVIT Amundi Multi Sector Bond Fund) Class I
NVIT J.P. Morgan Innovators Fund Class Y	NVIT Victory Mid Cap Value Fund Class I, Class II

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 69 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses are posted on the Funds' website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:
●NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT Nasdaq-100 Index Fund, NVIT S&P 500 Index Fund, and NVIT Small Cap Index Fund, dated April 30, 2026;
●NVIT Allspring Discovery Fund, NVIT BlackRock Equity Dividend Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Fidelity Institutional AM® Emerging Markets Fund, NVIT Fidelity Institutional AM® Worldwide Fund,NVIT GQG US Quality Equity Fund, NVIT International Equity Fund, NVIT Invesco Small Cap Growth Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT Multi-Manager Small Company Fund, NVIT Putnam International Value Fund, NVIT Real Estate Fund, NVIT Small Cap Value Fund and NVIT Victory Mid Cap Value Fund, dated April 30, 2026;
●NVIT DoubleLine Total Return Tactical Fund, NVIT Government Bond Fund, NVIT Government Money Market Fund, NVIT Loomis Core Bond Fund, NVIT Loomis Short Term Bond Fund, NVIT Loomis Short Term High Yield Fund and NVIT Strategic Income Fund, dated April 30, 2026; and
●NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Equity and Options Total Return Fund, NVIT J.P. Morgan Inflation Managed Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large Cap Growth Fund and NVIT J.P. Morgan US Technology Leaders Fund, dated April 30, 2026.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust on Form N-CSR for the fiscal year ended December 31, 2025 and the Financial Statements of the Trust on Form N-CSR for the period ended June 30, 2025, are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213
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General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 69 separate series, each with its own investment objective.
Except for the NVIT DoubleLine Total Return Tactical Fund, NVIT GQG US Quality Equity Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund, NVIT Nasdaq-100 Index Fund and the NVIT Real Estate Fund, each of the Funds featured in this SAI is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the NVIT DoubleLine Total Return Tactical Fund, NVIT GQG US Quality Equity Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund, NVIT Nasdaq-100 Index Fund and the NVIT Real Estate Fund is a “non-diversified fund”, as defined in the 1940 Act.
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations with respect to the NVIT Government Money Market Fund.
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:
NVIT Allspring Discovery Fund
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Fidelity Institutional AM® Worldwide Fund
NVIT GQG US Quality Equity Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT Invesco Small Cap Growth Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Equity and Options Total Return Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager Small Company Fund
NVIT Nasdaq-100 Index Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
NVIT Small Cap Value Fund
NVIT Victory Mid Cap Value Fund
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:
NVIT Bond Index Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT J.P. Morgan Inflation Managed Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Loomis Short Term High Yield Fund
NVIT Strategic Income Fund
For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Index Funds”:
NVIT Bond Index Fund
NVIT International Index Fund
NVIT Mid Cap Index Fund
NVIT Nasdaq-100 Index Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
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Bank and Corporate Loans
With the exception of the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the U.S. Securities and Exchange Commission (“SEC”) to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
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Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain
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types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Collateralized Debt Obligations
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in collateralized debt obligations. Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in collateralized loan obligations. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying
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senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential. Additionally, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
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Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund's bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund's ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact the NVIT Government Money Market Fund's ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share. In a prolonged environment of low to negative interest rates, the NVIT Government Money Market Fund's board of trustees may consider taking various actions, including discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations
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or equivalents. During a negative interest rate environment which causes the NVIT Government Money Market Fund to have a negative gross yield, the Fund may reduce the number of shares outstanding on a pro rata basis through share cancellation, including through reverse distribution mechanisms, to seek to maintain a stable $1.00 price per share, subject to Board approval and to the extent permissible by applicable law and the Fund's organizational documents. See “Purchases, Redemptions and Pricing of Shares - NVIT Government Money Market Fund.”
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, a Fund must rely entirely on the credit assessment of the Fund’s portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Eligible Securities (NVIT Government Money Market Fund). All investments made by the Fund must be Eligible Securities at the time of acquisition as defined in Rule 2a-7 under the 1940 Act. Eligible Securities include: U.S. government securities; securities with a remaining maturity of 397 calendar days or less that the Fund’s subadviser, subject to oversight by the Fund’s Board of Trustees, determines present minimal credit risks to the Fund; and securities issued by other money market funds. As a government money market fund, the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market funds that operate as government money market funds.
Under Rule 2a-7, the determination of whether a security presents minimal credit risks to the Fund must include an analysis of the capacity of the security’s issuer or guarantor (including for the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer or guarantor’s competitive position within its industry.
In determining whether a security presents minimal credit risks, the subadviser may take into account credit quality determinations prepared by outside sources, including NRSROs that the subadviser considers reliable in assessing credit risk.
Derivative Instruments
Each Fund, except the NVIT Government Money Market Fund, may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their
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respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors (“NFA” or the “Adviser”) has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the Funds.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”), imposes requirements and restrictions on the Funds' use of derivatives to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 affects how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving
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obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are
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expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last
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trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might
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be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Structured Notes. A Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Credit Linked Notes. (Fixed-Income Funds) A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
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Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
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In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central
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clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Total Return Swaps. The Equity and Fixed Income Funds (except for the NVIT Government Money Market Fund) may enter into total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount. Total return swaps are subject to illiquidity risk because the liquidity for total return swaps is based on the liquidity of the underlying instrument. Total return swaps also are subject to the risk that the counterparty to the swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the swap contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into a total return swap transaction. For example, if a Fund buys a long total return swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the counterparty and would suffer a loss. If a Fund sells a short total return swap and the underlying security is worth more at the end of the contract, the Fund would be similarly required to make a payment to the counterparty and would suffer a loss.
Approximately 30% of the NVIT Jacobs Levy Large Cap Growth Fund's net assets will be in short positions (i.e., stocks that the subadviser deems unattractive), and approximately 130% of the Fund's net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund intends to use total return swaps with an aggregate short notional value equal to approximately 30% of the Fund's net assets and an aggregate long notional value equal to approximately 30% of the Fund's net assets. By using swaps, the Fund will thus realize returns that synthetically replicate the performance of a portfolio that sells short an amount equal to 30% of its value and invests the cash proceeds in additional long positions.
Equity Swaps. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which
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that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Funds' investment objectives, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that a Fund anticipates purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Interest Rate Swaps. The Fixed-Income Funds (except for the NVIT Government Money Market Fund) may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
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Inflation Swaps. The  NVIT DoubleLine Total Return Tactical Fund may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
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Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The
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purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk
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of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
Environmental, Social and Governance (“ESG”) Securities
Certain Funds may invest in securities of issuers that meet certain ESG criteria. The application of a subadviser’s ESG analysis when selecting investments may affect the Funds' exposure to certain companies, sectors, regions, and countries and may affect the Funds' performance depending on whether such investments are in or out of favor. Adhering to the ESG criteria and applying a subadviser’s ESG analysis may also affect the Funds' performance relative to similar funds that do not adhere to such criteria or apply such analysis. Additionally, a Fund’s adherence to the ESG criteria and the application of the ESG analysis in connection with identifying and selecting equity investments in non-U.S. issuers, including emerging country issuers, often require subjective analysis and may be relatively more difficult than applying the ESG criteria or the ESG analysis to equity investments of U.S. issuers because data availability may be more limited or unreliable. Applying ESG criteria as an exclusionary approach to investing may result in a Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Funds may invest in companies that do not reflect the beliefs and values of any particular investor.
Floating- and Variable-Rate Securities
Each of the Fixed-Income Funds may invest in floating- or variable-rate securities. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
Each Fund, except the NVIT Government Money Market Fund, may invest in securities of issuers located outside the United States. The NVIT Government Money Market Fund may only invest in foreign securities denominated in U.S. Dollars. Funds that invest in foreign securities offer the potential for more diversification than funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from
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securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
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Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. Each Fund, except the NVIT Government Money Market Fund, may invest in securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence
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or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
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Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are
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receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Euro Bonds. Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities.
Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of strained international relations and war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of
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certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law. The Chinese government's acceptance of the VIE structure is evolving and the China Securities Regulatory Commission (“CSRC”) has released rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund's returns and net asset value.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk,
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the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. A Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges, and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by a Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
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Risks Related to Israel-Hamas War. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict.
Both actual hostilities, including the Israel-Hamas war described above, and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack also may escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.
Initial Public Offerings
Each of the Equity Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan
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securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, the FCA directed that certain USD LIBOR settings would continue to be published under a synthetic methodology, a practice that ceased on September 30, 2024. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
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Medium-Quality, Lower-Quality and High-Yield Securities
Except for the NVIT Government Money Market Fund, each of the Fixed-Income Funds may invest in medium-quality securities and also in lower-quality and high-yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
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Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Leveraged Companies. A Fund's investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.
Mortgage- and Asset-Backed Securities
Each of the Fixed-Income Funds (except the NVIT Government Money Market Fund) may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting
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from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its
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guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment
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of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
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TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Under recently finalized rules of the Financial Industry Regulatory Authority (FINRA), the TBA market is subject to mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. Throughout the duration of each transaction, a Fund or the counterparty will make payments as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market each business day. In the event a counterparty defaults on the transaction or declares bankruptcy or insolvency, a Fund may incur expenses in enforcing its rights, or the Fund may experience delay and costs in recovering collateral or may sustain a loss if the value of the collateral declines. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Municipal Securities
Each of the Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017. The NVIT Government Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity,
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interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the
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U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds' performance.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
For example, a Fund and its service providers may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Artificial Intelligence (“AI”). The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations.
AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI
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technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI technologies by a Fund's service providers and issuers in which a Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Participation Notes
The NVIT Fidelity Institutional AM® Emerging Markets Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.
The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However, each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Fund attempts to mitigate that risk by purchasing only from issuers which the subadviser deems to be creditworthy.
The issuer may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or the Fund exercises the participation note and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Perpetual Bonds
The NVIT DoubleLine Total Return Tactical Fund may invest in perpetual bonds. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may have heightened sensitivity to changes in interest rates. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds may be callable after a set period of time. It is possible that one or more perpetual bonds in which a Fund invests will be characterized as equity rather than debt for U.S. federal income tax purposes. Where such perpetual bonds are issued by non-U.S. issuers, they may be treated in turn as equity securities of a “passive foreign investment company.”
Preferred Stocks, Convertible Securities and Other Equity Securities
Each of the Funds, except for the NVIT Government Money Market Fund, may invest in preferred stocks and other forms of convertible securities. In some instances, a Fixed-Income Fund (except the NVIT Government Money Market Fund) may receive common stock, warrants or other types of equity securities resulting from a corporate action by or bankruptcy of an issuer of debt securities held by the Fund. In such instances, unless such equity securities are preferred stocks or convertible securities, the Fund will sell such equity securities as soon as reasonably practicable. Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right
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of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
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A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in
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part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Each of the Equity Funds may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
Each of the Fixed-Income Funds (except the NVIT Government Money Market Fund) may invest in “put” bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those “put” bonds for which the “put” option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although no Fund invests in real estate directly, the Equity Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding;
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increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
In December 2023, the SEC adopted rule amendments that require any covered clearing agency (“CCA”) for U.S. Treasury securities to mandate that each of its direct participants (generally banks and broker-dealers that meet certain membership criteria) submit for clearance and settlement all eligible secondary market U.S. Treasury securities transactions to which they are a counterparty. The clearing requirement extends to all repurchase and reverse repurchase agreements of such direct participants that are collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions for which a bank acts as agent for custody, collateral management, and settlement services. These transactions had not historically been subject to mandatory central clearing, and voluntary central clearing of such transactions has generally been limited.
Treasury repo transactions entered into by a Fund with any direct participant of a CCA will be subject to this mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027, at which time a Fund will be obligated to clear all or substantially all of its Treasury repo transactions. There are, at present, significant regulatory and operational uncertainties related to the implementation of these requirements, which may affect the cost, terms, and/or availability of cleared Treasury repo transactions.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund (other than the NVIT Government Money Market Fund) assesses, manages, and periodically reviews its liquidity risk. The NVIT Government Money Market Fund manages its liquidity pursuant to the requirements of Rule 2a-7.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(a)(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
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Reverse Repurchase Agreements and Mortgage Dollar Rolls
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
The Fixed-Income Funds also may invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (see “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. In addition, a Fund may invest in other investment companies in excess of these limits pursuant to Rule 12d1-4 under the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Exchange-Traded Funds. The Funds (except for the NVIT Government Money Market Fund) may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will
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be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
Short Selling of Securities
The Index Funds and the NVIT Jacobs Levy Large Cap Growth Fund may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund
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owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
●shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
●obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
●obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
●obligations of municipalities and states, their agencies and political subdivisions;
●high-quality asset-backed commercial paper;
●repurchase agreements;
●bank or savings and loan obligations;
●high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
●high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
●high-quality short-term corporate obligations;
●certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
●extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
●unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the
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imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Equity Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Equity Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Except for the NVIT Government Money Market Fund, each Fixed-Income Fund may enter into standby commitment agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
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Strip Bonds
The Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Fixed-Income Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances, in anticipation of redemptions or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each Index Fund may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.  See also “Short-Term Instruments.”
U.S. Government Securities and U.S. Government Agency Securities
Each of the Fixed-Income Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government (including U.S. Treasury securities), and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. Each of the Equity Funds may invest in U.S. Treasury securities.
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
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An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund's portfolio, cause the Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear. The future status and role of FNMA and FHLMC could be impacted by various actions and developments, including actions taken by the FHFA in FHFA's role as conservator, restrictions placed on FNMA and FHLMC, and future legislative and regulatory actions and developments that alter the operations, ownership, structure and/or mission of FNMA and FHLMC. Such developments may, in turn, impact the value of securities issued or guaranteed by FNMA and FHLMC, which could cause a Fund to lose value.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government's response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody's, citing a combination of expected fiscal deterioration, a high and growing federal debt, rising interest rates, and an erosion of governance relative to peers. Future downgrades could similarly contribute to increased volatility in U.S. and international financial markets, lead to higher interest rates, put downward pressure on the market value of U.S. Treasury securities, and raise the cost of borrowing across a range of debt instruments.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund's income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
Each of the Equity Funds may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
Each of the Fixed-Income Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the
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greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
Each of the Fixed-Income Funds may invest in zero coupon securities and step-coupon securities. In addition, each of the Fixed-Income Funds, except the NVIT Government Money Market Fund, may invest in PIK Bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
The Index Funds
NVIT Bond Index Fund. The investment objective of the NVIT Bond Index Fund is to seek to match the performance of the Bloomberg U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT International Index Fund. The investment objective of the NVIT International Index Fund is to seek to match the performance of the MSCI Europe, Australia and Far East Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT Mid Cap Index Fund. The investment objective of the NVIT Mid Cap Index Fund is to seek capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
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NVIT Nasdaq-100 Index Fund. The investment objective of the NVIT Nasdaq-100 Index Fund is to seek to match the performance of the Nasdaq-100® Index as closely as possible before the deduction of Fund expenses. The Nasdaq-100® Index is a stock market index made up of equity securities issued by 100 of the largest non-financial companies listed on the Nasdaq stock exchange. Some of these companies may be located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT S&P 500 Index Fund. The investment objective of the NVIT S&P 500 Index Fund is to seek long-term capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.
NVIT Small Cap Index Fund. The investment objective of the NVIT Small Cap Index Fund is to seek to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.
About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.
Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and invests at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.
Because each Index Fund seeks to replicate the total return of its respective index, its subadviser generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, the subadviser may omit or remove a security which is included in an index from the portfolio of an Index Fund if, following objective criteria, the subadviser judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.
An Index Fund subadviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The subadviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the subadviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.
The ability of each Index Fund to satisfy its investment objective depends to some extent on the subadviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). An Index Fund subadviser will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.
Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the NVIT International Index Fund and the NVIT Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.
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Additional Information Concerning the Indices
Aggregate Index. The NVIT Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Bloomberg. Bloomberg does not have responsibility for and does not participate in the NVIT Bond Index Fund’s management.
Russell 2000 Index. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000 Index. Russell® is a trademark of Russell Investment Group (“Russell Investments”).The NVIT Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed the NVIT Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell Investments has no obligation to take the needs of any particular fund or its shareholders or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell Investments’ publication of the Russell 2000 Index in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 Index is based. RUSSELL INVESTMENTS MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED IN THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
EAFE Index. The NVIT International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”), including the EAFE Index. The EAFE Index is the exclusive property of MSCI. MSCI and the EAFE Index are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Nationwide Fund Advisors, as the investment adviser to the NVIT International Index Fund. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the NVIT International Index Fund or any other person or entity regarding the advisability of investing in funds generally or in the NVIT International Index Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indices which are determined, composed and calculated by MSCI without regard to the NVIT International Index Fund or its shareholders or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the NVIT International Index Fund or its shareholders or any other person or entity into consideration in determining, composing or calculating the MSCI indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the NVIT International Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the NVIT International Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the NVIT International Index Fund or its shareholders or any other person or entity in connection with the administration, marketing or offering of the NVIT International Index Fund.
Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the NVIT International Index Fund, its shareholders, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all
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warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
No purchaser, seller or holder of shares of the NVIT International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
S&P 500 Index and S&P 400 Index. Standard & Poor’s 500®, S&P 500®, Standard & Poor’s MidCap 400®, S&P MidCap 400®, and S&P 400® are trademarks of The McGraw-Hill Companies, Inc. Pursuant to an agreement with McGraw-Hill Companies, Inc., on behalf of the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, the Funds are authorized to use the trademarks of the McGraw-Hill Companies, Inc. The NVIT S&P 500 Index Fund and the NVIT Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P 400® Index to track general stock market performance. S&P’s only relationship to the Funds, the adviser or subadvisers is the licensing of certain trademarks and trade names of S&P and of the S&P 500® and S&P 400® indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500® and S&P 400® Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds’ shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500® or S&P 400® Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500® and S&P 400® Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.
NVIT Nasdaq-100 Index. The NVIT Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc., with its affiliates, are referred to collectively as “Nasdaq”). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the NVIT Nasdaq-100 Index Fund. Nasdaq makes no representation or warranty, express or implied to the Fund’s shareholders or to owners of variable annuity contracts and/or variable life insurance policies that allocate account assets to sub-accounts that own shares of the Fund, or to any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the NVIT Nasdaq-100 Index Fund to track general stock market performance. Nasdaq’s only relationship with the Fund is in the licensing of the Nasdaq-100® Index by Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company (“Licensee”), affiliates of the Fund’s investment adviser, and certain trade names of Nasdaq and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of Licensee, the Fund or the shareholders of the Fund (including owners of variable insurance contracts that allocate account assets to sub-accounts that own shares of the Fund) into consideration in determining composing or calculating the Nasdaq-100® Index. Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the Fund (or units of sub-accounts that own shares of the Fund) to be issued or in the determination or calculation of the equation by which shares of the Fund (or units of sub-accounts that own shares of the Fund) are to be converted to cash. Nasdaq has no liability in connection with the administration, marketing or issuance or redemption of shares of the Fund.
NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF SHARES OF THE FUND (OR UNITS OF SUB-ACCOUNTS THAT OWN SHARES OF THE FUND) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE
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ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates generally will result in higher brokerage expenses, and may increase the volatility of the Fund. The table below shows any significant variation in the Funds' portfolio turnover rate for the fiscal years ended December 31, 2025 and 2024, or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:
Fund	For the Fiscal Year Ended December 31, 2025	For the Fiscal Year Ended December 31, 2024
NVIT Allspring Discovery Fund[2]	72.91%	62.68%
NVIT BNY Mellon Dynamic U.S. Equity Income Fund[2]	83.60%	69.58%
NVIT DoubleLine Total Return Tactical Fund[1]	34.94%	99.10%
NVIT Fidelity Institutional AM® Emerging Markets Fund[2]	99.34%	59.43%
NVIT Government Bond Fund[1]	39.79%	56.85%
NVIT GQG US Quality Equity Fund[2]	140.61%	8.36%
NVIT International Equity Fund[1]	70.12%	81.82%
NVIT International Index Fund[2]	23.98%	5.29%
NVIT Invesco Small Cap Growth Fund[1]	86.94%	116.42%
NVIT J.P. Morgan Digital Evolution Strategy Fund[2]	90.46%	77.54%
NVIT J.P. Morgan Equity and Options Total Return Fund[2]	91.00%	19.96%
NVIT J.P. Morgan U.S. Equity Fund[1]	43.89%	54.75%
NVIT Jacobs Levy Large Cap Core Fund[2]	89.97%	66.02%
NVIT Loomis Core Bond Fund[2]	137.16%	58.79%
NVIT Loomis Short Term Bond Fund[1]	194.73%	248.47%
NVIT Loomis Short Term High Yield Fund[2]	164.67%	26.20%
NVIT Small Cap Value Fund[2]	63.49%	40.66%
NVIT Putnam International Value Fund[2]	107.86%	55.80%
NVIT Real Estate Fund[2]	111.04%	70.65%
NVIT Victory Mid Cap Value Fund[1]	62.79%	88.43%
1 The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2025, the portfolio managers made fewer changes than they deemed necessary during fiscal year ended December 31, 2024.
2 The portfolio managers for the Funds are not limited by portfolio turnover in their management style, and a Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year ended December 31, 2025, the portfolio managers made more changes than they deemed necessary during fiscal year ended December 31, 2024.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
●May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with
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financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
●May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
●May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
In addition, each Fund, except NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Nasdaq-100 Index Fund, NVIT Real Estate Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund and NVIT GQG US Quality Equity Fund:
●May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The NVIT Government Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.
Each Fund, except for the NVIT Bond Index Fund, NVIT International Index Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P. Morgan US Technology Leaders Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund and NVIT Nasdaq-100 Index Fund:
●May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund and NVIT Nasdaq-100 Index Fund:
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.
The NVIT J.P. Morgan U.S. Equity Fund
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry.
Each of the Index Funds (except for the NVIT Nasdaq-100 Index Fund) intends to be diversified in approximately the same proportion as the index it seeks to track (the “Index”) is diversified. An Index Fund may become nondiversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the applicable Index. Shareholder approval will not be sought if an Index Fund crosses from diversified to nondiversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the applicable Index.
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Under the 1940 Act, investments of more than 25% of a fund’s total assets in one or more issuers in the same industry or group of industries constitutes concentration. The policy described above under “Investment Restrictions” will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to “industry” in such policy shall be read to include a group of related industries. The policy will be interpreted to give broad authority to a Fund as to how to classify issuers within or among either industries or groups of related industries. Each Fund currently utilizes one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser.
Concentration Policies
The following Fund invests 25% or more of its assets in the securities of companies in the same or related industries as described below:
The NVIT Real Estate Fund:
●Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.
●For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.
Each of the following Funds invests at least 25% of its assets in the securities of companies in the same or related industries as described below:
The NVIT J.P. Morgan Digital Evolution Strategy Fund:
●Will invest at least 25% of its total assets in at least one of the following technology sector industries or any combination thereof:  semiconductor, semiconductor equipment, hardware, software, information technology services, communications equipment, social media, biotechnology and interactive media.
The NVIT J.P. Morgan US Technology Leaders Fund:
●Will invest at least 25% of its total assets in technology sector industries. These industries include semiconductor, semiconductor equipment, hardware, software, internet, information technology services, networking, communications equipment, social media, interactive media, medical technology and financial technology.
Each of the NVIT Government Bond Fund, NVIT Government Money Market Fund and NVIT J.P. Morgan Equity and Options Total Return Fund:
●May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.
The following are the non-fundamental operating policies of each of the Funds, except NVIT Government Bond Fund, NVIT Government Money Market Fund and NVIT J.P. Morgan Equity and Options Total Return Fund, which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
●Sell securities short (except for the NVIT Mid Cap Index Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.
●Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
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●Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund, may not:
●Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
The following are the non-fundamental operating policies of the NVIT Government Bond Fund, NVIT Government Money Market Fund and NVIT J.P. Morgan Equity and Options Total Return Fund, which may be changed by the Board of Trustees without shareholder approval:
Each Fund may not:
●Make short sales of securities.
●Purchase or otherwise acquire any other securities if, as a result, more than 15% (5% with respect to the NVIT Government Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or
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geographic regions. The 80 Percent Policy also applies to a Fund name suggesting that the Fund’s distributions are exempt from federal income tax or from both federal and state income tax. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. For purposes of any Fund with a Rule 35d-1 80% Policy, derivative instruments that provide investment exposure to the types of securities included in the 80% Policy, or exposure to one or more market risk factors associated with such investments included in the 80% Policy, are included in the Fund’s 80% Policy, consistent with such Fund’s investment policies and limitations with respect to investments in derivatives.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)
A Fund may invest no more than 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more than 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more than 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more than 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
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The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
●Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
●Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
●Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Except for the NVIT GQG US Quality Equity Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Jacobs Levy Large Cap Core Fund and NVIT Small Cap Value Fund, each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. The NVIT Government Money Market Fund posts onto the Trust’s internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day or subsequent calendar day of the prior month and maintains such portfolio holdings information for no less than six months after posting. Except for the NVIT Government Money Market Fund, all Funds (including the NVIT GQG US Quality Equity Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Jacobs Levy Large Cap Core Fund and NVIT Small Cap Value Fund), disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year. The NVIT Government Money Market Fund discloses its complete portfolio holdings information to the SEC on Form N-CSR and files monthly reports using Form N-MFP.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
●A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
●The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
●The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Synthesis Technology; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; CRIMS; BarraOne; Eagle PACE; Solutions Atlantic; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; AllVue Everest; Amazon Web Services (AWS); Confluence/InvestmentMetrics/Style Analytics; Microsoft; SmartStream Technologies; Snowflake; Trioptima; TS Imagine Inc.; Bank of New York; MSCI Inc.; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; Qontigo (Axioma Risk System); Financial Recovery Technologies; Steeleye, Limited; Proxymity Limited; Broadridge Financial Solutions, Inc.; Glass Lewis & Co, LLC; Advent Software, Inc.; SWIFT SC; Access Fintech, Inc.; FilePoint EDGAR Services, LLC; PricewaterhouseCoopers LLP; S&P Global Inc.; EquiLend LLC; WTax (VAT IT Group Ltd); SitusAMC Holdings Corp.; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; or Citigroup, Inc.; where such
60

transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Currently, there are no Trustees who are interested persons of the Trust. Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Investment Management Group, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215.
Independent Trustees
Tracy Bollin
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1970	Trustee since July 2025	114
Principal Occupation(s) During the Past Five Years (or Longer)
From 2015 until 2021, Mr. Bollin served as Vice President and CFO of Principal Funds, Managing Director of Fund
Operations for Principal Global Investors, and President of Principal Shareholder Services.

Other Directorships held During the Past Five Years[2] Board member of On With Life since September 2024.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Bollin has held multiple roles in the financial services industry, including positions in capital markets, finance, operations, and as a board member.

Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to 2023, Board Member of Houston Ballet from July
2011 to present and President from July 2022 to July 2024 and Chair since July 2024, and Board Member of Hermann Park
Conservancy from July 2011 to present, serving as Board Chair from 2020 to 2024.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
61

1968	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

Other Directorships held During the Past Five Years[2]
Board Member of The Pine Street Inn from 2009 to present, Member of the Advisory Board (non-fiduciary) of Mearthane
Products Corporation from 2021 to 2022, Trustee of The College of the Holy Cross since July 2022, and Member of Board of Managers of the College Circle Creamery Holdings since February 2023.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Mr. Karlawish was a Partner, and Senior Wealth Advisor with Curi RMB Capital from August 2022 to October
2025. Previously, he was Senior Director of Wealth Management with Curi Wealth Management which acquired Park Ridge
Asset Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset
Management, LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr.
Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T
Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

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Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder and Managing Partner of Blue Leaf Ventures (venture capital firm, founded May 2018).
From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present and Board Member for Saint Vincent de
Paul of Palm Beach County from May 2023 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
Officers of the Trust
Joseph N. Aniano
Year of Birth	Positions Held with Funds and Length of Time Served
1978	President, Chief Executive Officer and Principal Executive Officer since November 2025
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Aniano is President and Chief Executive Officer of Nationwide Investment Management Group and is a Senior Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as President of Nationwide Securities, LLC, and before that as Head of Investment Management Group Product Lifecycle Management.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group, and
is a Vice President of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal
Financial Officer, and served temporarily as the Trust’s President, Chief Executive Officer and Principal Executive Officer
from September 2022 until March 2023.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Majewski is Senior Director, Financial Administration of Nationwide Investment Management Group. Mr. Majewski
previously served as the Trust’s Assistant Secretary and Assistant Treasurer.

Nicholas T. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1982	Vice President and Chief Compliance Officer since December 2025
63

Principal Occupation(s) During the Past Five Years (or Longer)Mr. Graham is Vice President of NFA and Chief
Compliance Officer of NFA and the Trust. He previously served as AVP, Chief Compliance Officer for the Nationwide
Office of Investments and its registered investment adviser, Nationwide Asset Management, LLC.[1]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group, and
Vice President of Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for Nationwide Investment
Management Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

Benjamin Hoecherl
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hoecherl is Vice President, Head of Business and Product Development for Nationwide Investment Management
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]He previously served as AVP for Nationwide
ProAccount within Nationwide Retirement Solutions.

1
These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the
64

Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Nationwide Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and
65

its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Nationwide Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Bollin, Ms. Petersen and Mr. Wezdenko (Chair), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Davis (Chair), Mr. Karlawish and Ms. Kosel, each of whom is an Independent Trustee.
Ownership of Shares of Nationwide Funds as of December 31, 2025
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Tracy Bollin	None	Over $100,000
66

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kristina Bradshaw	None	Over $100,000
Lorn C. Davis	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Charlotte Petersen	None	Over $100,000
David E. Wezdenko	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2025
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Tracy Bollin	N/A	N/A	N/A	None	N/A
Kristina Bradshaw	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Charlotte Petersen	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
2
As of December 31, 2025, subadvisers to the Trust included: Allspring Global Investments, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of Mellon Investments Corporation; FIAM LLC; Goldman Sachs Asset Management, L.P.; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Nationwide Asset Management, LLC; Newton Investment Management North America, LLC; Putnam Investment Management, LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2025. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2025. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Tracy Bollin	$192,150	N/A	N/A	$260,000
Kristina Bradshaw	300,083	N/A	N/A	405,000
Lorn C. Davis	311,263	N/A	N/A	420,000
Barbara Jacobs[2]	288,999	N/A	N/A	390,000
Keith F. Karlawish	366,862	N/A	N/A	495,000
67

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Carol A. Kosel	296,436	N/A	N/A	400,000
Douglas F. Kridler[2]	285,317	N/A	N/A	385,000
Charlotte Petersen	285,316	N/A	N/A	385,000
David E. Wezdenko	311,263	N/A	N/A	420,000
1
As of December 31, 2025, the Fund Complex included two trusts comprising 114 investment company funds or series.
2
Ms. Jacobs and Mr. Kridler retired as Trustees effective December 31, 2025.
Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust pays, on behalf of the Funds, the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the Adviser), including governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which include the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.
Investment Adviser
NFA, located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policy holders.
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Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA operates primarily as a “Manager-of-Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received two exemptive orders from the SEC for a multi-manager structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
All of the Funds to which this SAI relates are subadvised.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
The Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
For services provided under the Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:
Funds of the Trust	Advisory Fees
NVIT Allspring Discovery Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT BlackRock Equity Dividend Fund
0.70% on assets up to $100 million
0.65% on assets of $100 million and more but less than $250 million
0.60% on assets of $250 million and more but less than $500 million
0.55% on assets of $500 million and more

NVIT BNY Mellon Dynamic U.S. Core Fund	0.50% on assets up to $500 million 0.475% on assets of $500 million and more but less than $1 billion 0.45% on assets of $1 billion and more
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Funds of the Trust	Advisory Fees
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.57% on assets up to $500 million 0.55% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more
NVIT Bond Index Fund	0.195% on assets up to $1.5 billion 0.155% on assets of $1.5 billion and more but less than $3 billion 0.145% on assets of $3 billion and more
NVIT DoubleLine Total Return Tactical Fund	0.58% on assets up to $500 million 0.555% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more
NVIT Fidelity Institutional AM® Emerging Markets Fund	0.95% on assets up to $500 million 0.90% on assets of $500 million and more but less than $2 billion 0.85% on assets of $2 billion and more
NVIT Fidelity Institutional AM® Worldwide Fund	0.47% on assets up to $1 billion 0.42% on assets of $1 billion and more
NVIT Government Bond Fund
0.50% on assets up to $250 million
0.475% on assets of $250 million and more but less than $1 billion
0.45% on assets of $1 billion and more but less than $2 billion
0.425% on assets of $2 billion and more but less than $5 billion
0.40% on assets of $5 billion and more

NVIT Government Money Market Fund	0.30% on assets up to $1 billion 0.28% on assets of $1 billion and more but less than $2 billion 0.26% on assets of $2 billion and more but less than $5 billion 0.24% on assets of $5 billion and more
NVIT GQG US Quality Equity Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more
NVIT International Equity Fund	0.725% on assets up to $50 million 0.675% on assets of $50 million and more
NVIT International Index Fund	0.245% on assets up to $1.5 billion 0.205% on assets of $1.5 billion and more but less than $3 billion 0.195% on assets of $3 billion and more
NVIT Invesco Small Cap Growth Fund	0.84% on assets up to $200 million 0.79% on assets of $200 million and more
NVIT J.P. Morgan Digital Evolution Strategy Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT J.P. Morgan Equity and Options Total Return Fund
0.60% on assets up to $250 million
0.575% on assets of $250 million or more but less than $1 billion
0.55% on assets of $1 billion or more but less than $2 billion
0.525% on assets of $2 billion or more but less than $5 billion
0.50% on assets of $5 billion or more

NVIT J.P. Morgan Inflation Managed Fund	0.16% on assets up to $1 billion 0.15% on assets of $1 billion and more
NVIT J.P. Morgan Innovators Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT J.P. Morgan Large Cap Growth Fund	0.65% on assets up to $500 million 0.60% on assets of $500 million and more
NVIT J.P. Morgan U.S. Equity Fund	0.39% on all assets
NVIT J.P. Morgan US Technology Leaders Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more
NVIT Jacobs Levy Large Cap Core Fund	0.60% on assets up to $1 billion 0.55% on assets of $1 billion and more
NVIT Jacobs Levy Large Cap Growth Fund	0.40% on assets up to $1 billion 0.35% on assets of $1 billion and more
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Funds of the Trust	Advisory Fees
NVIT Loomis Core Bond Fund	0.40% on assets up to $1 billion 0.38% on assets of $1 billion and more
NVIT Loomis Short Term Bond Fund	0.35% on assets up to $1 billion 0.34% on assets of $1 billion and more but less than $1.5 billion 0.33% on assets of $1.5 billion and more
NVIT Loomis Short Term High Yield Fund
0.75% on assets up to $50 million
0.60% on assets of $50 million and more but less than $250 million
0.55% on assets of $250 million and more but less than $500 million
0.50% on assets of $500 million and more

NVIT Mid Cap Index Fund	0.205% on assets up to $1.5 billion 0.185% on assets of $1.5 billion and more but less than $3 billion 0.175% on assets of $3 billion and more
NVIT Multi-Manager Small Company Fund	0.885% on assets up to $200 million 0.835% on assets of $200 million and more
NVIT Nasdaq-100 Index Fund	0.17% on assets up to $1 billion 0.16% on assets of $1 billion and more
NVIT Putnam International Value Fund	0.73% on assets up to $1 billion 0.68% on assets of $1 billion and more
NVIT Real Estate Fund	0.70% on assets up to $500 million 0.65% on assets of $500 million and more but less than $1 billion 0.60% on assets of $1 billion or more
NVIT S&P 500 Index Fund	0.125% on assets up to $1.5 billion 0.105% on assets of $1.5 billion and more but less than $3 billion 0.095% on assets of $3 billion and more
NVIT Small Cap Index Fund	0.19% on assets up to $1.5 billion 0.17% on assets of $1.5 billion and more but less than $3 billion 0.16% on assets of $3 billion and more
NVIT Small Cap Value Fund	0.87% on assets up to $200 million 0.82% on assets of $200 million and more
NVIT Strategic Income Fund	0.575% on assets up to $200 million 0.550% for assets of $200 million and more but less than $500 million 0.525% on assets of $500 million and more
NVIT Victory Mid Cap Value Fund	0.75% on assets up to $1 billion 0.73% on assets of $1 billion and more
Limitation of Fund Expenses
In the interest of limiting the expenses of certain Funds, NFA may from time to time waive some, or all, of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
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Until at least April 30, 2027, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, acquired fund fees and expenses, compensation payable to parties not affiliated with NFA for the recovery of tax reclaims, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, fees paid to JPMorgan Chase Bank, N.A. (“JPMorgan”) (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules, as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC, dated July 1, 2018, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by a Fund in connection with any merger or reorganization and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business, for all share classes of the following Funds of the Trust:
NVIT Allspring Discovery Fund to 0.78%
NVIT BlackRock Equity Dividend Fund to 0.65%
NVIT Bond Index Fund to 0.29%
NVIT DoubleLine Total Return Tactical Fund to 0.58%
NVIT Fidelity Institutional AM® Emerging Markets Fund to 0.97%
NVIT Fidelity Institutional AM® Worldwide Fund to 0.55%
NVIT GQG US Quality Equity Fund to 0.78%
NVIT Government Bond Fund 0.54%
NVIT International Equity Fund to 0.73%
NVIT International Index Fund to 0.34%
NVIT Invesco Small Cap Growth Fund to 0.94%
NVIT J.P. Morgan Digital Evolution Strategy Fund to 0.56%
NVIT J.P. Morgan Inflation Managed Fund to 0.25%
NVIT J.P. Morgan Innovators Fund to 0.62%
NVIT J.P. Morgan Large Cap Growth Fund to 0.44%
NVIT J.P. Morgan U.S. Equity Fund to 0.44%
NVIT J.P. Morgan US Technology Leaders Fund to 0.56%
NVIT Jacobs Levy Large Cap Growth Fund to 0.45%
NVIT Loomis Short Term High Yield Fund to 0.72%
NVIT Mid Cap Index Fund to 0.30%
NVIT Nasdaq-100 Index Fund to 0.22%
NVIT Putnam International Value Fund to 0.78%
NVIT S&P 500 Index Fund to 0.21%
NVIT Small Cap Index Fund to 0.28%
NVIT Small Cap Value Fund to 0.91%
NVIT Strategic Income Fund to 0.78%
NVIT Victory Mid Cap Value Fund to 0.73%
Until at least April 30, 2027, for the NVIT BNY Mellon Dynamic U.S. Core Fund, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for the Fund’s share classes as follows: 0.65%, 0.90%, 0.75% and 0.50% for Class I, Class II, Class P and Class Y shares, respectively.
Until at least April 30, 2027, for the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for the Fund’s share classes as follows: 0.76%, 0.93%, 0.63%, 0.51% and 0.88% for Class I, Class II, Class X, Class Y and Class Z shares, respectively.
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In addition to the foregoing, until at least April 30, 2027, NFA also has agreed contractually to waive advisory fees in respect of the following Funds, equal to the amounts shown in the table below, calculated monthly based on each Fund’s average daily net assets. NFA shall not be entitled to reimbursements of amounts waived pursuant to these separate fee waiver agreements.
Name of Fund	Amount of Advisory Fee Waiver
NVIT Allspring Discovery Fund	0.029% per annum
NVIT BNY Mellon Dynamic U.S. Core Fund	0.038% per annum
NVIT GQG US Quality Equity Fund	0.05% per annum
NVIT Invesco Small Cap Growth Fund	0.009% per annum
NVIT Jacobs Levy Large Cap Core Fund	0.055% per annum
NVIT Loomis Short Term Bond Fund	0.00837% per annum
NVIT Multi-Manager Small Company Fund	0.027% per annum
NVIT Real Estate Fund	0.013% per annum
NVIT Victory Mid Cap Value Fund	0.03605% per annum
In addition, NFA has entered into a written contract with the Trust under which the Trust and NFA agree to limit total fund operating expenses in respect of the following Funds and share classes, equal to the amounts shown in the table below (“Operating Expense Limits):
Fund and Share Class	Operating Expense Limit
NVIT BNY Mellon Dynamic U.S. Core Fund Class I	0.67%*
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class X	0.68%**
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class Z	0.92%*
NVIT BNY Mellon Dynamic U.S. Equity Income Fund Class Z	0.96%**
NVIT Fidelity Institutional AM® Emerging Markets Fund Class I	1.13%*
NVIT Fidelity Institutional AM® Worldwide Fund Class I	0.81%*
NVIT Fidelity Institutional AM® Worldwide Fund Class II	1.06%*
NVIT Government Money Market Fund Class Y	0.36%**
NVIT International Equity Fund Class I	1.10%*
NVIT International Index Fund Class VIII	1.14%*
NVIT Invesco Small Cap Growth Fund Class I	1.17%*
NVIT J.P. Morgan Inflation Managed Fund Class I	0.52%*
NVIT J.P. Morgan Inflation Managed Fund Class II	0.77%*
NVIT J.P. Morgan Inflation Managed Fund Class II	1.07%**
NVIT J.P. Morgan Large Cap Growth Fund Class I	0.76%**
NVIT J.P. Morgan Large Cap Growth Fund Class II	0.83%**
NVIT Jacobs Levy Large Cap Growth Fund Class I	0.72%*
NVIT Jacobs Levy Large Cap Growth Fund Class II	0.97%*
NVIT Loomis Short Term Bond Fund Class I	0.67%*
NVIT Mid Cap Index Fund Class II	0.72%**
NVIT NASDAQ-100 Index Fund Class I	0.49%*
NVIT NASDAQ-100 Index Fund Class II	0.73%*
NVIT Putnam International Value Fund Class X	0.82%*
NVIT Putnam International Value Fund Class Z	1.07%*
NVIT S&P 500 Index Fund Class I	0.27%*
NVIT S&P 500 Index Fund Class II	0.52%**
NVIT Strategic Income Fund Class I	0.89%*
NVIT Strategic Income Fund Class I	1.16%**
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Fund and Share Class	Operating Expense Limit
NVIT Victory Mid Cap Value Fund Class I	0.86%**
NVIT Victory Mid Cap Value Fund Class II	1.01%**
*
The Operating Expense Limit in any year will be a percentage of the average daily net assets of each identified class of a Fund, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Funds replace certain third-party funds available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continue until the second anniversary thereof, and from year to year thereafter, provided such continuance is approved by a majority of the Independent Trustees.
**
The Operating Expense Limit in any year will be a percentage of the average daily net assets of the identified class of the Fund, excluding interest, taxes, compensation payable to parties not affiliated with NFA for the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities (but including acquired fund fees and expenses, if any). Such Operating Expense Limit will take effect upon the date that the identified Fund replaces a certain third-party fund available in variable annuity and variable life insurance products issued by Nationwide Life Insurance Company and/or its affiliates and continues until the second anniversary thereof, following which it will expire.
With respect to the NVIT Mid Cap Index Fund, and NVIT S&P 500 Index Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser at a later date in the same manner as is provided in the Expense Limitation Agreement described above.
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Investment Advisory Fees Paid
During the fiscal years ended December 31, 2025, 2024 and 2023, the Funds listed below paid NFA fees for investment advisory services, after waivers and reimbursements:
	Fiscal Years Ended December 31,
	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT Allspring Discovery Fund	$3,271,352	$3,029,704	$3,470,385	$3,217,410	$3,217,523	$3,014,141
NVIT BlackRock Equity Dividend Fund	3,480,554	3,302,444	3,411,919	3,221,163	3,206,404	3,002,901
NVIT BNY Mellon Dynamic U.S. Core Fund	11,102,092	10,034,164	10,980,037	9,909,623	9,817,951	8,840,570
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	3,423,167	2,780,486	3,086,736	2,932,597	3,044,271	3,044,271
NVIT Bond Index Fund	3,929,175	3,929,175	4,023,692	4,023,692	3,832,013	3,832,013
NVIT DoubleLine Total Return Tactical Fund	546,069	376,595	959,572	750,401	1,050,268	842,715
NVIT Fidelity Institutional AM® Emerging Markets Fund	1,837,769	1,545,604	1,414,381	1,284,409	4,014,003	3,645,653
NVIT Fidelity Institutional AM® Worldwide Fund*	143,662	68,458	0	0	0	0
NVIT Government Bond Fund	1,390,003	1,308,653	1,588,461	1,540,277	1,773,170	1,719,143
NVIT Government Money Market Fund	9,394,896	8,481,612	8,442,906	7,628,455	8,042,106	7,269,298
NVIT GQG US Quality Equity Fund	629,632	573,052	685,188	632,482	650,774	593,527
NVIT International Equity Fund	1,392,999	1,290,619	809,396	665,079	678,990	561,488
NVIT International Index Fund	2,176,334	2,176,334	3,370,054	3,370,054	3,397,561	3,397,561
NVIT Invesco Small Cap Growth Fund	1,725,226	1,706,671	1,279,871	1,268,594	1,030,244	1,029,205
NVIT J.P. Morgan Digital Evolution Strategy Fund	118,326	0	67,873	0	29,377	0
NVIT J.P. Morgan Equity and Options Total Return Fund	4,037,455	4,037,455	4,013,401	4,013,401	3,828,930	3,828,930
NVIT J.P. Morgan Inflation Managed Fund*	71,676	0	0	0	0	0
NVIT J.P. Morgan Innovators Fund	63,287	0	48,225	0	30,527	0
NVIT J.P. Morgan Large Cap Growth Fund	433,893	173,661	93,580	0	42,957	0
NVIT J.P. Morgan U.S. Equity Fund	4,756,827	4,756,827	1,959,062	1,923,760	263,576	205,779
NVIT J.P. Morgan US Technology Leaders Fund	149,432	7,262	101,279	0	38,915	0
NVIT Jacobs Levy Large Cap Core Fund	1,439,202	1,307,280	1,464,920	1,330,639	1,292,222	1,190,306
NVIT Jacobs Levy Large Cap Growth Fund	1,831,331	1,737,227	1,579,388	1,527,487	1,790,874	1,635,766
NVIT Loomis Core Bond Fund	12,518,847	12,518,847	6,847,939	6,847,939	5,903,453	5,903,453
NVIT Loomis Short Term Bond Fund	4,092,362	3,994,085	4,215,990	4,114,659	4,089,614	4,012,596
NVIT Loomis Short Term High Yield Fund	597,735	485,466	660,350	583,487	671,160	606,092
NVIT Mid Cap Index Fund	2,474,724	2,474,724	2,478,501	2,478,501	2,205,377	2,205,377
NVIT Multi-Manager Small Cap Value Fund	1,672,605	1,587,008	1,844,957	1,755,887	1,760,305	1,680,612
NVIT Multi-Manager Small Company Fund	2,995,541	2,900,950	3,071,098	2,976,706	2,920,821	2,842,321
NVIT Nasdaq-100 Index Fund*	85,554	14,721	0	0	0	0
NVIT Putnam International Value Fund	1,874,059	1,801,027	1,753,356	1,753,356	1,753,387	1,753,387
NVIT Real Estate Fund	1,414,700	1,222,163	1,504,222	1,302,353	1,463,475	1,265,851
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	Fiscal Years Ended December 31,
	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT S&P 500 Index Fund	5,032,469	5,032,469	4,209,479	4,209,479	3,335,687	3,335,687
NVIT Small Cap Index Fund	952,642	952,642	821,914	821,914	682,836	682,836
NVIT Strategic Income Fund	1,801,290	1,801,290	1,519,411	1,519,411	1,332,994	1,332,994
NVIT Victory Mid Cap Value Fund	2,451,384	2,062,555	2,527,200	2,312,326	2,515,857	2,307,961
*
Fund commenced operations on April 28, 2025.
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Subadvisers
The subadvisers for the Funds are as follows:
Fund	Subadviser
NVIT Allspring Discovery Fund	Allspring Global Investments, LLC
NVIT BlackRock Equity Dividend Fund	BlackRock Investment Management, LLC
NVIT BNY Mellon Dynamic U.S. Core Fund	Newton Investment Management North America, LLC
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Newton Investment Management North America, LLC
NVIT Bond Index Fund	BlackRock Investment Management, LLC
NVIT DoubleLine Total Return Tactical Fund	DoubleLine Capital LP
NVIT Fidelity Institutional AM® Emerging Markets Fund	FIAM LLC
NVIT Fidelity Institutional AM® Worldwide Fund	FIAM LLC
NVIT Government Bond Fund	Nationwide Asset Management, LLC
NVIT Government Money Market Fund	Dreyfus, a division of Mellon Investments Corporation
NVIT GQG US Quality Equity Fund	GQG Partners LLC
NVIT International Equity Fund	Lazard Asset Management LLC
NVIT International Index Fund	BlackRock Investment Management, LLC
NVIT Invesco Small Cap Growth Fund	Invesco Advisers, Inc.
NVIT J.P. Morgan Digital Evolution Strategy Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Equity and Options Total Return Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Inflation Managed Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Innovators Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan Large Cap Growth Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.
NVIT J.P. Morgan US Technology Leaders Fund	J.P. Morgan Investment Management Inc.
NVIT Jacobs Levy Large Cap Core Fund	Jacobs Levy Equity Management, Inc.
NVIT Jacobs Levy Large Cap Growth Fund	Jacobs Levy Equity Management, Inc.
NVIT Loomis Core Bond Fund	Loomis, Sayles & Company, L.P.
NVIT Loomis Short Term Bond Fund	Loomis, Sayles & Company, L.P.
NVIT Loomis Short Term High Yield Fund	Loomis, Sayles & Company, L.P.
NVIT Mid Cap Index Fund	BlackRock Investment Management, LLC
NVIT Multi-Manager Small Company Fund	Jacobs Levy Equity Management, Inc. Invesco Advisers, Inc.
NVIT Nasdaq-100 Index Fund	BlackRock Investment Management, LLC
NVIT Putnam International Value Fund	Putnam Investment Management, LLC
NVIT Real Estate Fund	Wellington Management Company LLP
NVIT S&P 500 Index Fund	BlackRock Investment Management, LLC
NVIT Small Cap Index Fund	BlackRock Investment Management, LLC
NVIT Small Cap Value Fund	Jacobs Levy Equity Management, Inc.
NVIT Strategic Income Fund	Victory Capital Management Inc.
NVIT Victory Mid Cap Value Fund	Victory Capital Management Inc.
Allspring Global Investments, LLC (“Allspring”), a registered investment adviser, is located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring is a wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Drive, Princeton, New Jersey 08540, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation. BlackRock was organized in 1999 and is a registered investment adviser and a registered commodity pool operator.
77

DoubleLine Capital LP (“DoubleLine”) is located at 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602. DoubleLine is a Delaware limited partnership, the general partner of which is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach, a portfolio manager of the Fund. As of December 31, 2025, DoubleLine had approximately $93.58 billion in assets under management.
Dreyfus (“Dreyfus”), a division of Mellon Investments Corporation (“MIC”), a U.S.-registered investment adviser organized under the laws of the State of Delaware, is located at 500 Ross Street, Pittsburgh, PA 15258. MIC is a wholly owned subsidiary of MBC Investments Corporation, which in turn is a wholly owned subsidiary of The Bank of New York Mellon Corporation. Dreyfus offers money market funds and strategies to U.S. and non-U.S. investors.
FIAM LLC, located at 900 Salem Street, Smithfield, Rhode Island 02917, is a Fidelity Investments company, and is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR LLC.
GQG Partners LLC (“GQG”), located at 350 East Las Olas Boulevard, 18th Floor, Fort Lauderdale, Florida 33301, is a Delaware limited liability company founded in 2016 and is an SEC registered investment adviser. GQG is a wholly owned subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT, LLC, which is controlled by Rajiv Jain, GQG’s Chairman and Chief Investment Officer. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.
Invesco Advisers, Inc. (“Invesco”) is located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
J.P. Morgan Investment Management Inc. (“JPMIM”) is located at 270 Park Avenue, New York, NY 10017. JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded corporation that is listed on the New York Stock Exchange (Ticker: JPM). JPMIM offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was established in 1986 as a New Jersey corporation and is located at 100 Campus Drive, Florham Park, NJ 07932. Jacobs Levy is an independent investment advisory firm registered with the SEC. Principals Bruce I. Jacobs and Kenneth N. Levy own Jacobs Levy.
Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, is the U.S. investment management division and an indirect, wholly-owned subsidiary of Lazard, Inc. As of December 31, 2025, Lazard had $205.3 billion in assets under management.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, was founded in 1926 and is one of the oldest investment advisory firms in the United States with over $431 billion in assets under management as of December 31, 2025. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Nationwide Asset Management, LLC (“NWAM”), located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed-income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company, and thus an affiliate of NFA.
Newton Investment Management North America, LLC (“NIMNA”) is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is a Delaware limited liability company formed as an indirect subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.
78

Putnam Investment Management, LLC is an indirect, wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation. Franklin Resources, Inc., whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization. As of December 31, 2025, Franklin Resources, Inc., together with its subsidiaries, had aggregate assets under management of approximately $1.682 trillion.
Victory Capital Management Inc. (“Victory Capital”) is located at 15935 La Cantera Pkwy, San Antonio, TX 78256. Victory Capital is a New York corporation and is registered with the SEC as an investment adviser. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). VCH is a Delaware corporation with its Class A common stock listed on the NASDAQ Global Select Market, under the symbol “VCTR.”
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in assets.
Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such agreement.
After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. Subadvisory Agreements entered into with the Adviser prior to October 16, 2017, may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), by the Adviser or by the applicable subadviser upon not more than 60 days’ written notice. Subadvisory Agreements entered into on or after October 16, 2017 (except as noted herein), may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the subadviser, or by the subadviser upon not less than 120 days’ written notice to the Adviser and the Trust. Each Subadvisory Agreement terminates automatically if it is assigned.
Subadvisory Fees Paid
During the fiscal years ended December 31, 2025, 2024 and 2023, NFA paid to the subadvisers of the Funds listed below, the following amounts:
	Fiscal Years Ended December 31,
Fund	2025	2024	2023
NVIT Allspring Discovery Fund	$1,408,539	$1,488,154	$1,387,007
NVIT BlackRock Equity Dividend Fund	1,652,774	1,618,461	1,515,628
NVIT BNY Mellon Dynamic U.S. Core Fund	4,128,186	4,155,991	3,752,683
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	1,045,047	1,249,868	1,338,319
NVIT Bond Index Fund	415,795	422,609	414,219
NVIT DoubleLine Total Return Tactical Fund	276,735	480,215	524,289
NVIT Fidelity Institutional AM® Emerging Markets Fund	765,118	595,528	1,682,615
NVIT Fidelity Institutional AM® Worldwide Fund	91,699	N/A	N/A
NVIT Government Bond Fund	411,844	464,069	512,677
NVIT Government Money Market Fund	1,300,275	1,162,558	1,104,707
NVIT GQG US Quality Equity Fund	257,360	263,533	246,871
NVIT International Equity Fund	577,164	328,523	279,621
NVIT International Index Fund	287,428	416,880	419,466
79

	Fiscal Years Ended December 31,
Fund	2025	2024	2023
NVIT Invesco Small Cap Growth Fund	883,734	665,688	551,868
NVIT J.P. Morgan Digital Evolution Strategy Fund	53,641	30,769	13,318
NVIT J.P. Morgan Equity and Options Total Return Fund	1,195,049	1,249,380	1,198,046
NVIT J.P. Morgan Inflation Managed Fund	67,195	N/A	N/A
NVIT J.P. Morgan Innovators Fund	28,690	21,862	13,839
NVIT J.P. Morgan Large Cap Growth Fund	225,397	50,389	23,131
NVIT J.P. Morgan U.S. Equity Fund	2,332,122	1,004,641	135,166
NVIT J.P. Morgan US Technology Leaders Fund	67,742	45,913	17,641
NVIT Jacobs Levy Large Cap Core Fund	554,733	563,305	530,035
NVIT Jacobs Levy Large Cap Growth Fund	1,301,782	1,130,863	794,859
NVIT Loomis Core Bond Fund	2,795,489	2,017,407	1,813,411
NVIT Loomis Short Term Bond Fund	939,382	968,473	953,737
NVIT Loomis Short Term High Yield Fund	259,870	318,896	323,400
NVIT Mid Cap Index Fund	207,151	206,384	184,858
NVIT Multi-Manager Small Cap Value Fund	865,141	954,288	910,504
NVIT Multi-Manager Small Company Fund	1,541,387	1,586,693	1,524,720
NVIT Nasdaq-100 Index Fund	10,065	N/A	N/A
NVIT Putnam International Value Fund	838,445	831,477	831,490
NVIT Real Estate Fund	505,250	537,223	522,668
NVIT S&P 500 Index Fund	363,560	301,585	237,598
NVIT Small Cap Index Fund	142,524	124,309	105,286
NVIT Strategic Income Fund	622,994	578,496	568,525
NVIT Victory Mid Cap Value Fund	1,139,384	1,291,600	1,351,803
Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for a manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
Pursuant to the exemptive orders, NFA monitors and evaluates any subadvisers, which includes performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds' Prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
80

Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Nicholas T. Graham
Joseph N. Aniano
Lee T. Cummings
Stephen R. Rimes
David Majewski
Benjamin Hoecherl
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
81

Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT Allspring Discovery Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT BlackRock Equity Dividend Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund[1]
NVIT Bond Index Fund
NVIT DoubleLine Total Return Tactical Fund[2]
NVIT Fidelity Institutional AM® Emerging Markets Fund
NVIT Fidelity Institutional AM® Worldwide Fund
NVIT GQG US Quality Equity Fund[3]
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT Invesco Small Cap Growth Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund[4]
NVIT J.P. Morgan Equity and Options Total Return Fund
NVIT J.P. Morgan Inflation Managed Fund
NVIT J.P. Morgan Large Cap Growth Fund[5]
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund[6]
NVIT Jacobs Levy Large Cap Core Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund
NVIT Mid Cap Index Fund
NVIT Multi-Manager Small Company Fund
NVIT Nasdaq-100 Index Fund
NVIT Putnam International Value Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Small Cap Index Fund
NVIT Small Cap Value Fund
NVIT Victory Mid Cap Value Fund

NVIT Fidelity Institutional AM® Emerging Markets Fund	0.25% of the average daily net assets of Class D shares of each Fund, all of which will be considered a distribution fee.

NVIT BNY Mellon Dynamic U.S. Core Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT Government Bond Fund
NVIT Loomis Core Bond Fund
NVIT Loomis Short Term Bond Fund

NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0.25% of the average daily net assets of Class Z shares of each Fund, all of which will be considered a distribution fee.
NVIT Putnam International Value Fund
82

Funds	Amount

NVIT International Index Fund[7]	0.40% of the average daily net assets of Class VIII shares of each Fund, all of which will be considered a distribution fee.
1
The Trust, on behalf of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, and NFD have entered into a contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
2
The Trust, on behalf of the NVIT DoubleLine Total Return Tactical Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
3
The Trust, on behalf of the NVIT GQG US Quality Equity Fund, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
4
The Trust, on behalf of the NVIT J.P. Morgan Digital Evolution Strategy Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
5
The Trust, on behalf of the NVIT J.P. Morgan Large Cap Growth Fund, and NFD have entered into a contract waiving 0.15% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
6
The Trust, on behalf of the NVIT J.P. Morgan US Technology Leaders Fund, and NFD have entered into a contract waiving 0.10% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2027.
7
The Trust, on behalf of the NVIT International Index Fund, and NFD have entered into a contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class VIII shares until at least April 30, 2027.
During the fiscal year ended December 31, 2025, NFD earned the following distribution fees under the Rule 12b-1 Plan:
Fund	Fees Paid
NVIT Allspring Discovery Fund	$251,020
NVIT BlackRock Equity Dividend Fund	1,193,997
NVIT BNY Mellon Dynamic U.S. Core Fund	1,524,465
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	646,605
NVIT Bond Index Fund	0
NVIT DoubleLine Total Return Tactical Fund	82,603
NVIT Fidelity Institutional AM® Emerging Markets Fund	213,214
NVIT Fidelity Institutional AM® Worldwide Fund*	48,073
NVIT GQG US Quality Equity Fund	79,876
NVIT Government Bond Fund	15,381
NVIT Government Money Market Fund	545,073
NVIT International Equity Fund	228,355
NVIT International Index Fund	739,435
NVIT Invesco Small Cap Growth Fund	227,990
NVIT J.P. Morgan Digital Evolution Strategy Fund	4,755
NVIT J.P. Morgan Equity and Options Total Return Fund	268,010
NVIT J.P. Morgan Inflation Managed Fund*	109,744
NVIT J.P. Morgan Innovators Fund	0
NVIT J.P. Morgan Large Cap Growth Fund	39,450
NVIT J.P. Morgan U.S. Equity Fund	319,408
NVIT J.P. Morgan US Technology Leaders Fund	5
NVIT Jacobs Levy Large Cap Core Fund	119,155
NVIT Jacobs Levy Large Cap Growth Fund	775,271
NVIT Loomis Core Bond Fund	1,027,985
NVIT Loomis Short Term Bond Fund	397,799
NVIT Loomis Short Term High Yield Fund	0
NVIT Mid Cap Index Fund	116,738
NVIT Multi-Manager Small Company Fund	205,958
NVIT Nasdaq-100 Index Fund*	108,811
NVIT Putnam International Value Fund	411,390
NVIT Real Estate Fund	173,712
NVIT S&P 500 Index Fund	7,065,775
NVIT Small Cap Index Fund	852,290
83

Fund	Fees Paid
NVIT Small Cap Value Fund	118,507
NVIT Strategic Income Fund	0
NVIT Victory Mid Cap Value Fund	758,046
* Fund commenced operations April 28, 2025.
The following expenditures were made during the fiscal year ended December 31, 2025 using the Rule 12b-1 fees received by NFD with respect to the Funds.
Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
NVIT Allspring Discovery Fund	$0	$181	$250,839
NVIT BlackRock Equity Dividend Fund	0	(251)	1,194,248
NVIT BNY Mellon Dynamic U.S. Core Fund	0	309	1,524,156
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	0	(7,011)	653,616
NVIT Bond Index Fund	0	0	0
NVIT DoubleLine Total Return Tactical Fund	0	(84)	82,687
NVIT Fidelity Institutional AM® Emerging Markets Fund	0	642	212,572
NVIT Fidelity Institutional AM® Worldwide Fund*	0	1,389	46,684
NVIT GQG US Quality Equity Fund	0	39	79,837
NVIT Government Bond Fund	0	0	15,381
NVIT Government Money Market Fund	0	255	544,818
NVIT International Equity Fund	0	(2,172)	230,527
NVIT International Index Fund	0	(1,328)	740,763
NVIT Invesco Small Cap Growth Fund	0	(134)	228,124
NVIT J.P. Morgan Digital Evolution Strategy Fund	0	(3,324)	8,079
NVIT J.P. Morgan Equity and Options Total Return Fund	0	6	268,004
NVIT J.P. Morgan Inflation Managed Fund*	0	38,937	70,807
NVIT J.P. Morgan Innovators Fund	0	0	0
NVIT J.P. Morgan Large Cap Growth Fund	0	(65,210)	104,660
NVIT J.P. Morgan U.S. Equity Fund	0	(335)	319,743
NVIT J.P. Morgan US Technology Leaders Fund	0	5	0
NVIT Jacobs Levy Large Cap Core Fund	0	66	119,089
NVIT Jacobs Levy Large Cap Growth Fund	0	(206)	775,477
NVIT Loomis Core Bond Fund	0	(2,282)	1,030,267
NVIT Loomis Short Term Bond Fund	0	161	397,638
NVIT Loomis Short Term High Yield Fund	0	0	0
NVIT Mid Cap Index Fund	0	54,653	62,085
NVIT Multi-Manager Small Company Fund	0	226	205,732
NVIT Nasdaq-100 Index Fund*	0	6,866	101,945
NVIT Putnam International Value Fund	0	(1,025)	412,415
NVIT Real Estate Fund	0	171	173,541
NVIT S&P 500 Index Fund	0	(5,393)	7,071,168
NVIT Small Cap Index Fund	0	(417)	852,707
NVIT Small Cap Value Fund	0	8	118,499
NVIT Strategic Income Fund	0	0	0
NVIT Victory Mid Cap Value Fund	0	41,441	716,605
* Fund commenced operations April 28, 2025.
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
84

2
Broker/dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Nationwide Funds. To the extent that certain Nationwide Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
85

Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Life Insurance Company (and its affiliated life insurance companies) have agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company (collectively, “NLIC”) are wholly owned subsidiaries of NFS, which is the parent company of NFA and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NLIC and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II, Class VIII or Class D shares of the Funds, 0.20% of the average daily net assets of Class IV shares of the Funds, 0.12% of the average daily net assets of the Class X or Class Z shares of the NVIT BNY Mellon Dynamic U.S. Equity Income Fund, 0.10% of the average daily net assets of the Class V shares held by customers of NLIC and 0.01% of the average daily net assets of the Class X or Class Z shares of the NVIT Putnam International Value Fund. No fee is paid with respect to the Class P and Class Y shares of any Fund. Many intermediaries do not charge the maximum permitted fee or even a portion thereof and the Board of Trustees has implemented limits on the amounts of payments under the Plan for certain types of shareholder accounts.
During the fiscal years ended December 31, 2025, 2024 and 2023, NLIC received $19,412,350, $17,898,519, and $15,865,518, respectively, in administrative services fees from the Funds.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2025, 2024 and 2023, NFM earned fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Funds, as follows:
Fund	2025	2024	2023
NVIT Allspring Discovery Fund	$164,436	$168,303	$131,498
NVIT BlackRock Equity Dividend Fund	196,473	189,162	163,951
NVIT BNY Mellon Dynamic U.S. Core Fund	658,599	647,748	523,448
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Fund	2025	2024	2023
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	205,157	187,993	169,814
NVIT Bond Index Fund	607,528	613,326	576,016
NVIT DoubleLine Total Return Tactical Fund	76,334	93,985	93,114
NVIT Fidelity Institutional AM® Emerging Markets Fund	105,665	91,800	148,566
NVIT Fidelity Institutional AM® Worldwide Fund*	26,317	N/A	N/A
NVIT GQG US Quality Equity Fund	73,095	77,673	69,602
NVIT Government Bond Fund	127,772	133,330	118,574
NVIT Government Money Market Fund	920,228	808,985	719,628
NVIT International Equity Fund	92,850	76,351	63,597
NVIT International Index Fund	281,000	403,281	389,755
NVIT Invesco Small Cap Growth Fund	104,633	91,401	77,429
NVIT J.P. Morgan Digital Evolution Strategy Fund	56,076	53,046	50,885
NVIT J.P. Morgan Equity and Options Total Return Fund	231,246	225,662	187,882
NVIT J.P. Morgan Inflation Managed Fund*	29,705	N/A	N/A
NVIT J.P. Morgan Innovators Fund	53,470	52,402	50,930
NVIT J.P. Morgan Large Cap Growth Fund	68,544	54,381	51,574
NVIT J.P. Morgan U.S. Equity Fund	371,553	163,154	41,037
NVIT J.P. Morgan US Technology Leaders Fund	57,214	54,185	51,202
NVIT Jacobs Levy Large Cap Core Fund	113,207	112,958	93,712
NVIT Jacobs Levy Large Cap Growth Fund	227,073	159,942	107,017
NVIT Loomis Core Bond Fund	899,145	496,815	429,326
NVIT Loomis Short Term Bond Fund	354,517	358,216	337,025
NVIT Loomis Short Term High Yield Fund	73,175	75,642	67,567
NVIT Mid Cap Index Fund	363,114	357,553	307,651
NVIT Multi-Manager Small Company Fund	148,020	145,038	113,893
NVIT Nasdaq-100 Index Fund*	24,446	N/A	N/A
NVIT Putnam International Value Fund	117,905	109,738	96,846
NVIT Real Estate Fund	104,163	105,247	88,991
NVIT S&P 500 Index Fund	1,242,919	1,010,278	762,371
NVIT Small Cap Index Fund	179,493	159,641	133,244
NVIT Small Cap Value Fund	107,551	109,846	88,877
NVIT Strategic Income Fund	137,125	118,675	87,719
NVIT Victory Mid Cap Value Fund	133,674	140,572	120,840
* Fund commenced operations April 28, 2025.
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
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For the fiscal year ended December 31, 2025, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT Allspring Discovery Fund	$1,100,712	$(11,169)	$-	$(988,895)	$(1,000,064)	$100,648
NVIT BlackRock Equity Dividend Fund	513,050	(4,621)	-	(466,802)	(471,423)	41,627
NVIT BNY Mellon Dynamic U.S. Core Fund	2,565,413	(13,456)	-	2,430,698)	(2,444,154)	121,259
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	784,909	(4,283)	-	(742,057)	(746,340)	38,569
NVIT Bond Index Fund	4,123,105	(33,537)	-	(3,782,886)	(3,816,423)	306,682
NVIT Fidelity Institutional AM® Emerging Markets Fund	4,446	(116)	-	(3,281)	(3,397)	1,049
NVIT Fidelity Institutional AM® Worldwide Fund	27,413	(681)	-	(20,593)	(21,274)	6,139
NVIT Government Bond Fund	47,417	(791)	-	(39,478)	(40,269)	7,148
NVIT GQG US Quality Equity Fund	51,933	(831)	-	(43,609)	(44,440)	$7,493
NVIT International Equity Fund	148,577	(3,337)	-	(115,105)	(118,442)	$30,135
NVIT International Index Fund	1,267,005	(16,199)	-	(1,104,597)	(1,120,796)	146,209
NVIT Invesco Small Cap Growth Fund	542,279	(7,368)	-	(468,416)	(475,784)	66,495
NVIT J.P. Morgan Digital Evolution Strategy Fund	30,626	(15)	-	(18)	(33)	30,593
NVIT J.P. Morgan Equity and Options Total Return Fund	467,545	(2,882)	-	(438,658)	(441,540)	26,005
NVIT J.P. Morgan Inflation Managed Fund	-	-	-	-	-	-
NVIT J.P. Morgan Innovators Fund	13	(2)	-	(4)	(6)	7
NVIT J.P. Morgan Large Cap Growth Fund	324	(6)	-	(251)	(257)	67
NVIT J.P. Morgan U.S. Equity Fund	12,335	(141)	-	-	(141)	12,194
NVIT J.P. Morgan US Technology Leaders Fund	5,292	(73)	-	(1,167)	(1,240)	4,052
NVIT Jacobs Levy Large Cap Core Fund	204,758	(1,651)	-	(188,196)	(189,847)	14,911
NVIT Jacobs Levy Large Cap Growth Fund	721,857	(4,420)	-	(677,569)	(681,989)	39,868
NVIT Loomis Core Bond Fund	3,614,446	(35,084)	-	(3,263,174)	(3,298,258)	316,188
NVIT Loomis Short Term Bond Fund	2,930,615	(20,858)	-	(2,721,586)	(2,742,444)	188,171
NVIT Mid Cap Index Fund	3,397.980	(32,507)	-	(3,072,234)	(3,104,741)	293,239
NVIT Multi-Manager Small Company Fund	920,102	(11,204)	-	(807,497)	(818,701)	101,401
NVIT Nasdaq-100 Index Fund	23,059	(122)	-	(21,839)	(21,961)	1,098
NVIT Putnam International Value Fund	129,797	(2,123)	-	(108,550)	(110,673)	19,124
NVIT S&P 500 Index Fund	3,183,052	(20,779)	-	(2,974,996)	(2,995,775)	187,277
NVIT Small Cap Index Fund	2,702,994	(61,372)	-	(2,084,040)	(2,145,412)	557,582
NVIT Small Cap Value Fund	498,597	(5,752)	-	(440,475)	(446,227)	52,370
NVIT Strategic Income Fund	1,156,812	(9,842)	-	(1,058,212)	(1,068,054)	88,758
NVIT Victory Mid Cap Value Fund	761,760	(5,018)	-	(711,532)	(716,550)	45,210
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
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For the fiscal year ended December 31, 2025, the Securities Lending Agent performed various services related to securities lending, including the following:
●lending a Fund’s portfolio securities to institutions that are approved borrowers;
●determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
●ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
●receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
●marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
●obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
●at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
●investing cash collateral in permitted investments as directed by the Funds; and
●maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In
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underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
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Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
The following table lists, for the fiscal year ended December 31, 2025, the total amount of transactions that were directed to brokers in exchange for research services provided and the amount of commissions the Funds paid in connection with such transactions. This information has been provided by the respective Fund’s subadvisers and is believed to be reliable. However, the Funds have not independently verified such information.
Fund Name	Total Amount of Transactions on which Commissions Paid	Total Brokerage Commissions
NVIT Allspring Discovery Fund	$589,723,545	$165,002
NVIT BlackRock Equity Dividend Fund	192,881,228	76,514
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	442,143,163	94,594
NVIT Fidelity Institutional AM® Emerging Markets Fund	436,439,910	106,305
NVIT Fidelity Institutional AM® Worldwide Fund	307,656,518	3,531
NVIT International Equity Fund	281,782,746	87,257
NVIT Invesco Small Cap Growth Fund	349,966,377	167,885
NVIT J.P. Morgan Digital Evolution Strategy Fund	38,799,015	1,555
NVIT J.P. Morgan Equity and Options Total Return Fund	42,177,369	3,493
NVIT J.P. Morgan Innovators Fund	15,789,286	560
NVIT J.P. Morgan Large Cap Growth Fund	395,516,950	14,278
NVIT J.P. Morgan U.S. Equity Fund	1,933,016,382	72,985
NVIT J.P. Morgan US Technology Leaders Fund	28,520,122	1,498
NVIT Multi-Manager Small Company Fund	201,576,647	97,729
NVIT Putnam International Value Fund	139,170,482	60,558
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Fund Name	Total Amount of Transactions on which Commissions Paid	Total Brokerage Commissions
NVIT Real Estate Fund	320,109,558	33,309
NVIT Small Cap Value Fund	42,594,506	16,111
NVIT Victory Mid Cap Value Fund	507,266,943	69,881
The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2025, 2024 and 2023:
Fund	2025	2024	2023
NVIT Allspring Discovery Fund	$256,260	$251,889	$253,181
NVIT BlackRock Equity Dividend Fund	187,410	177,103	161,244
NVIT BNY Mellon Dynamic U.S. Core Fund	116,982	110,669	82,512
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	323,197	253,053	247,174
NVIT Bond Index Fund	0	0	0
NVIT DoubleLine Total Return Tactical Fund	2,217	6,360	0
NVIT Fidelity Institutional AM® Emerging Markets Fund	560,029	146,132	657,686
NVIT Fidelity Institutional AM® Worldwide Fund*	34,653	N/A	N/A
NVIT GQG US Quality Equity Fund	22,843	5,358	6,315
NVIT Government Bond Fund	4,846	5,938	528
NVIT Government Money Market Fund	0	0	0
NVIT International Equity Fund	261,056	121,548	93,839
NVIT International Index Fund	173,145	129,099	70,988
NVIT Invesco Small Cap Growth Fund	176,951	125,992	101,765
NVIT J.P. Morgan Digital Evolution Strategy Fund	3,806	2,044	587
NVIT J.P. Morgan Equity and Options Total Return Fund	73,670	2,667	2,958
NVIT J.P. Morgan Inflation Managed Fund*	4,616	N/A	N/A
NVIT J.P. Morgan Innovators Fund	1,559	1,772	710
NVIT J.P. Morgan Large Cap Growth Fund	25,816	1,931	1,444
NVIT J.P. Morgan U.S. Equity Fund	180,079	169,314	13,813
NVIT J.P. Morgan US Technology Leaders Fund	4,783	3,741	1,043
NVIT Jacobs Levy Large Cap Core Fund	13,168	10,179	52,192
NVIT Jacobs Levy Large Cap Growth Fund	27,208	25,301	20,183
NVIT Loomis Core Bond Fund	0	109,122	71,981
NVIT Loomis Short Term Bond Fund	14,597	18,786	24,360
NVIT Loomis Short Term High Yield Fund	45,838	47	134
NVIT Mid Cap Index Fund	51,152	66,007	76,609
NVIT Multi-Manager Small Company Fund	169,258	169,319	197,854
NVIT Nasdaq-100 Index Fund*	13,102	N/A	N/A
NVIT Real Estate Fund	280,966	184,202	258,121
NVIT Putnam International Value Fund	332,795	160,166	140,577
NVIT S&P 500 Index Fund	42,666	21,773	22,406
NVIT Small Cap Index Fund	85,556	81,278	76,130
NVIT Small Cap Value Fund	69,735	60,428	87,911
NVIT Strategic Income Bond Fund	39,364	31,245	20,968
NVIT Victory Mid Cap Value Fund	149,636	120,592	116,352
* Fund commenced operations on April 28, 2025.
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During the fiscal year ended December 31, 2025, the following Funds held investments in securities of their regular broker-dealers:
Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2025	Name of Broker or Dealer
NVIT BlackRock Equity Dividend Fund	$18,726,877.96	Citigroup Global Markets, Inc.
	6,972,196.36	J.P. Morgan Securities LLC
NVIT BNY Mellon Dynamic U.S. Core Fund	14,388,770.00	BofA Securities, Inc.
	8,113,455.70	Citigroup Global Markets, Inc.
	10,270,236.00	Goldman Sachs & Co. LLC
	34,230,075.04	J.P. Morgan Securities LLC
	8,408,175.86	Morgan Stanley & Co. LLC
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	12,553,878.00	Goldman Sachs & Co. LLC
	34,838,748.62	J.P. Morgan Securities LLC
	13,170,063.05	Morgan Stanley & Co. LLC
NVIT Bond Index Fund	1,817,732.87	Barclays Capital, Inc.
	5,932,586.79	BofA Securities, Inc.
	4,721,369.29	Citigroup Global Markets, Inc.
	4,684,010.04	Goldman Sachs & Co. LLC
	6,615,864.00	J.P. Morgan Securities LLC
	5,242,050.12	Morgan Stanley & Co. LLC
	578,552.45	Nomura Securities International, Inc.
	1,361,132.93	RBC Capital Markets, LLC
	4,421,909.44	Wells Fargo Securities, LLC
NVIT DoubleLine Total Return Tactical Fund	69,806.43	BofA Securities, Inc.
	84,298.01	Citigroup Global Markets, Inc.
	85,419.03	Goldman Sachs & Co. LLC
	156,387.59	J.P. Morgan Securities LLC
	86,348.59	Morgan Stanley & Co. LLC
	145,061.56	Wells Fargo Securities, LLC
NVIT Fidelity Institutional AM® Worldwide Fund	6,499,995.19	Bank of New York Mellon Corp.
	2,349,075.96	Morgan Stanley & Co. LLC
NVIT International Equity Fund	2,843,298.21	Barclays Capital, Inc.
	1,103,759.32	CITIC Securities International USA, LLC
	2,683,866.20	HSBC Securities (USA) Inc.
	1,163,766.32	UBS Securities LLC
NVIT International Index Fund	3,444,369.73	Barclays Capital, Inc.
	3,692,858.07	BNP Paribas Securities Corp.
	10,420,905.50	HSBC Securities (USA) Inc.
	5,636,928.09	UBS Securities LLC
NVIT Invesco Small Cap Growth Fund	4,028,219.75	Evercore Group L.L.C.
NVIT J.P. Morgan Equity and Options Total Return Fund	9,787,360.00	BofA Securities, Inc.
	5,435,968.60	Morgan Stanley & Co. LLC
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Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2025	Name of Broker or Dealer
NVIT J.P. Morgan Inflation Managed Fund	768,645.00	Barclays Capital, Inc.
	514,674.86	BNP Paribas Securities Corp.
	2,851,065.93	BofA Securities, Inc.
	1,833,986.54	Citigroup Global Markets, Inc.
	744,855.67	Deutsche Bank Securities Inc.
	1,767,634.12	Goldman Sachs & Co. LLC
	610,378.46	Mizuho Securities USA LLC
	1,811,950.32	Morgan Stanley & Co. LLC
	703,788.39	Nomura Securities International, Inc.
	1,553,631.42	Wells Fargo Securities, LLC
NVIT J.P. Morgan Large Cap Growth Fund	6,923,883.00	Goldman Sachs & Co. LLC
NVIT J.P. Morgan U.S. Equity Fund	28,566,529.83	Morgan Stanley & Co. LLC
NVIT Loomis Core Bond Fund	8,045,018.96	Barclays Capital, Inc.
	8,497,942.15	BNP Paribas Securities Corp.
	10,775,668.78	BofA Securities, Inc.
	12,460,332.92	Citigroup Global Markets, Inc.
	9,064,538.46	Goldman Sachs & Co. LLC
	8,831,922.85	HSBC Securities (USA) Inc.
	31,608,676.18	Morgan Stanley & Co. LLC
	24,502,668.64	Wells Fargo Securities, LLC
NVIT Loomis Short Term Bond Fund	1,181,978.36	Bank of Montreal
	2,898,908.94	Barclays Capital, Inc.
	4,121,915.21	BNP Paribas Securities Corp.
	9,008,135.08	Citigroup Global Markets Inc.
	6,430,668.97	Goldman Sachs & Co. LLC
	5,817,822.24	J.P. Morgan Securities LLC
	13,224,324.95	Morgan Stanley & Co. LLC
	7,811,618.89	Wells Fargo Securities, LLC
NVIT Mid Cap Index Fund	3,568,356.54	Jefferies LLC
NVIT Multi-Manager Small Company Fund	2,504,920.50	Evercore Group L.L.C.
NVIT Putnam International Value Fund	10,984,571.51	Barclays Capital, Inc.
NVIT S&P 500 Index Fund	29,091,920.00	BofA Securities, Inc.
	20,692,637.70	Citigroup Global Markets Inc.
	25,794,255.00	Goldman Sachs & Co. LLC
	84,700,682.52	J.P. Morgan Securities LLC
	20,813,617.20	Morgan Stanley & Co. LLC
NVIT Strategic Income Fund	2,896,403.22	BNP Paribas Securities Corp.
	385,243.32	BofA Securities, Inc.
	4,641,788.62	Citigroup Global Markets Inc.
	1,010,879.10	J.P. Morgan Securities LLC
	3,242,510.55	Morgan Stanley & Co. LLC
	406,790.84	Wells Fargo Securities, LLC
During the fiscal years ended December 31, 2025, 2024 and 2023, there were no brokerage commissions paid to affiliated brokers of the Adviser.
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Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
●the Distributor and other affiliates of NFA,
●broker-dealers,
●financial institutions, and
●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
ADP, Inc. (“ADP”)
NFA, pursuant to a written agreement, pays an annual fee of $50,000 to participate in ADP’s DCIO Partner Program.
Ascensus LLC (“Ascensus”)
NFA, pursuant to a written agreement, pays an annual fee of $40,000 to participate in Ascensus’ DCIO Sponsorship Program.
Sanctuary Wealth Group, LLC (“Sanctuary Wealth”)
Nationwide Life and Annuity Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, entered into a strategic partner sponsorship agreement with Sanctuary Wealth that pays a support fee to Sanctuary Wealth of $230,000 per year in exchange for allowing Nationwide Life and its affiliates (including NFA) to participate in various events that include seminars, conferences and meetings as determined and agreed to by both parties; as well as provides access to research teams and additional data. Neither NFA nor NFM make any direct payments to Sanctuary Wealth. NFA may reimburse Nationwide Life proportionate to NFA participation.
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Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds' investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by a third-party pricing service approved by the Board. Securities traded on NASDAQ generally are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid evaluation price provided by a third-party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third-party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, subject to the general oversight of the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds' NAVs. The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
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To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing fair value determinations, the Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
NVIT Government Money Market Fund (the “Fund”)
The NVIT Government Money Market Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the 1940 Act. This means that the Fund invests at least 99.5% of its total assets in (1) securities that are issued by the U.S. government, its agencies or instrumentalities, (2) repurchase agreements that are collateralized fully by such securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds.
Rule 2a-7 imposes requirements as to the diversification and liquidity of the Fund, quality of portfolio securities, maturity of the Fund and of individual securities. The discussion of investments in this SAI with respect to the NVIT Government Money Market Fund is qualified by Rule 2a-7 limitations. Pursuant to its objective of maintaining a stable net asset value per share, the Fund will only purchase investments deemed under Rule 2a-7 to have a remaining maturity of 397 calendar days or less, with certain exceptions permitted by applicable regulations, and will maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less that is determined without reference to certain interest rate readjustments. The Fund will limit investments to securities that are “eligible securities” (as defined in Rule 2a-7) at the time of acquisition.(See Debt Obligations - Eligible Securities (NVIT Government Money Market Fund)).
The value of portfolio securities in the Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
The Board has adopted procedures whereby the extent of deviation, if any, of the current NAV calculated using available market quotations from the Fund’s amortized cost price per share will be determined. In the event such deviation from the Fund’s amortized cost price per share exceeds 1/2 of 1 percent, NFA or the Chairman of the Board’s Valuation and Operations Committee (or, in his absence, the Chairman of the Board) shall promptly convene a meeting of the Board to consider what action, if any, should be taken. Where the Board believes that the extent of any deviation from the Fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, it shall cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair result. Such action might include: reducing or withholding dividends; redeeming shares in-kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing an NAV as determined by using available market quotations.
During a negative interest rate environment which causes the Fund to have a negative gross yield, the Fund may reduce the number of shares outstanding on a pro rata basis through share cancellation, including through reverse distribution mechanisms, to seek to maintain a stable $1.00 price per share, subject to Board approval and to the extent permissible by applicable law and its organizational documents. Each shareholder will be deemed to have agreed to such contribution of shares in these circumstances by investing in the Fund. A fund that implements share cancellation would continue to maintain a stable $1.00 share price by use of the amortized cost method of valuation and/or penny rounding method of pricing but the aggregate value of an investor's investment would decline if the fund reduced the number of shares held by the investor. After
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a cancellation of shares, the basis of cancelled shares would be added to the basis of shareholders' remaining fund shares, and any shareholders disposing of shares at that time may recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of a fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced through share cancellation. Due to a lack of guidance regarding share cancellation, however, the tax consequences of such cancellation of shares to a fund and its shareholders are unclear and may differ from that just described. Alternatively, the Fund may discontinue using the amortized cost method of valuation to maintain a stable $1.00 price per share and establish a fluctuating NAV per share rounded to four decimal places by using available market quotations or equivalents. If the Fund were to float its NAV, it would no longer maintain a stable $1.00 share price and instead have a share price that fluctuates. An investor in a fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them. There is no assurance such measures will result in a stable NAV per share of $1.00.
In addition, in accordance with applicable legal requirements, the Fund may suspend redemptions if: (i) the Fund, at the end of a business day, has invested less than ten percent of its total assets in weekly liquid assets or the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board of Trustees, including a majority of its non-interested Trustees, determines that such a deviation is likely to occur; (ii) the Board, including a majority of its non-interested Trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the
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ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class I, Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
NVIT BlackRock Equity Dividend Fund	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT Blueprint® Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Balanced Fund*	Class I, Class II, Class Y
NVIT Blueprint® Capital Appreciation Fund*	Class I, Class II, Class Y
NVIT Blueprint® Conservative Fund*	Class I, Class II, Class Y
NVIT Blueprint® Managed Growth Fund*	Class I, Class II
NVIT Blueprint® Managed Growth & Income Fund*	Class I, Class II
NVIT Blueprint® Moderate Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Conservative Fund*	Class I, Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund	Class I, Class II, Class Y
NVIT DoubleLine Total Return Tactical Fund	Class I, Class II, Class Y
NVIT Fidelity Institutional AM® Emerging Markets Fund	Class I, Class II, Class D, Class Y
NVIT Fidelity Institutional AM® Worldwide Fund	Class I, Class II
NVIT GQG US Quality Equity Fund[1]	Class I, Class II, Class Y
NVIT Government Bond Fund	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund	Class I, Class II, Class IV, Class V, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund	Class I, Class II, Class Y
NVIT International Index Fund	Class I, Class II, Class VIII, Class Y
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Fund	Share Classes
NVIT Invesco Small Cap Growth Fund	Class I, Class II
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class I, Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Investor Destinations Moderate Fund*	Class I, Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT iShares® Fixed Income ETF Fund*	Class II, Class Y
NVIT iShares® Global Equity ETF Fund*	Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund	Class II, Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund[2]	Class I, Class II, Class IV, Class Y
NVIT J.P. Morgan Inflation Managed Fund	Class I, Class II
NVIT J.P. Morgan Innovators Fund	Class Y
NVIT J.P. Morgan Large Cap Growth Fund	Class I, Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund	Class II, Class Y
NVIT Jacobs Levy Large Cap Core Fund	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund	Class I, Class II
NVIT Loomis Core Bond Fund	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term Bond Fund	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term High Yield Fund	Class I
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund	Class I, Class II, Class Y
NVIT Multi-Manager Small Company Fund	Class I, Class II, Class IV
NVIT Nasdaq-100 Index Fund	Class I, Class II
NVIT Putnam International Value Fund	Class I, Class II, Class X, Class Y, Class Z
NVIT Real Estate Fund	Class I, Class II
NVIT S&P 500 Index Fund	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund	Class II, Class Y
NVIT Small Cap Value Fund[3]	Class I, Class II, Class IV
NVIT Strategic Income Fund[4]	Class I
NVIT U.S. 130/30 Equity Fund*	Class Y
NVIT Victory Mid Cap Value Fund	Class I, Class II
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective June 18, 2025. Formerly, NVIT Calvert Equity Fund.
2
Name change effective September 22, 2025. Formerly, NVIT AQR Large Cap Defensive Style Fund.
3
Name change effective February 23, 2026. Formerly, NVIT Multi-Manager Small Cap Value Fund.
4
Name change effective June 26, 2025. Formerly, NVIT Amundi Multi Sector Bond Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
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Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
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Taxation of the Fund
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
●Distribution Requirement– the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
●Income Requirement– the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
●Asset Diversification Test– the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
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Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company
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having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated fund-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available, such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if–
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●All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
●Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund in which the Funds invest, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
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Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Maintaining a $1 Share Price– NVIT Government Money Market Fund Only. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions– Investments in U.S. REITs” below).
Business interest income. Under Section 163(j) of the Code, enacted by the TCJA, generally, the amount of business interest that a taxpayer can deduct for any year is limited to the taxpayer’s (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest.  A Fund is permitted to pass-through its net business interest income (generally the Fund’s interest income less applicable expenses and deductions) as a “Section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can then be used to determine such shareholder’s business interest deduction under Section 163(j), if any, subject to holding period requirements and other limitations.  A Fund may choose not to report such Section 163(j) interest dividends.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The
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shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See “Tax Treatment of Portfolio Transactions– Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the Tax Cut and Jobs Act, the Build America Bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund's
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investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency
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concerned. This treatment could increase or decrease a Fund's ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.
PFIC Investments. A Fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions– Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund– Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will
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not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to a Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Investments in commodities, structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund ‒ Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity- linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invests in commodities, may be considered qualifying income under the Code. Accordingly, a fund may invest in certain commodity-linked notes relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act. In addition, a RIC may gain exposure to commodities through investment in a QPTP, such as an exchange-traded fund or ETF that is classified as a partnership and which invests in commodities, or through investment in a wholly-owned subsidiary that is treated as a controlled foreign corporation for federal income tax purposes. Treasury regulations treat “Subpart F” income (defined in Section 951 of the Code to include passive income such as income from commodity-linked derivatives) as satisfying the Income Requirement even if a foreign corporation, such as the Subsidiary, does not make a distribution of such income. If a distribution is made, such income will be treated as a dividend by the Fund to the extent that, under applicable provisions of the Code, there is a distribution out of the earnings and profits of the foreign corporation attributable to the distribution. Accordingly, the extent to which a fund directly invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such
110

investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.
Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
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Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policyholders.
As of March 23, 2026, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 23, 2026, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
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APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
A-2

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
A-3

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
A-4

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.
A-5

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
ALLSPRING GLOBAL INVESTMENTS, LLC (“Allspring”)
Allspring Stewardship
As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.
Scope
These Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how we exercise voting rights on behalf of clients that have proxy voting to any of the following Allspring advisory entities:
●Allspring Global Investments, LLC
●Allspring Funds Management, LLC
●Allspring Global Investments (UK) Limited
●Allspring Global Investments Luxembourg S.A
●Allspring Global Investments (Singapore) Pte. Ltd
●Gallard Capital Management, LLC
Voting Philosophy
Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.
Governance and Administration
Proxy Governance Committee
Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from and proxy voting working groups.
PGC Meetings
PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.
PGC Membership
PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval PGC. Proxy Due Diligence Working Group PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below. Proxy Administration Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor. Third Party Proxy Voting Vendor Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.
Proxy Voting Procedures
Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of investee companies. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).
Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under the heading “Allspring Proxy Voting Guidelines. 3However, two types of proxy matters are subject to additional review:
●Any proxy matters deemed of “high importance” 4 (e.g., proxy contests, mergers and acquisitions) where ISS opposes the recommendations of investee company will be referred to Portfolio Management 5for case-by-case review and vote determination.
●Any proxy matters involving environmental or social issues where ISS opposes the recommendations of investee company management are reviewed by DDWG. If DDWG recommends a vote against investee company management, the recommendation is referred to Portfolio Management 5for case-by-case review and vote determination.
Allspring Proxy Voting Guidelines.
The following reflects Allspring’s Proxy Voting Principles in effect as of the date of these Policies and Procedures.
We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.
●We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.
●We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.
●In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.
●We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
●We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.
●We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.
We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.
●We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.
●We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.
●We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
●We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.
●We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting with a threshold of 15%-25%of shareholder as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.
General Guidelines on Shareholder Proposals
When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a company’s long-term financial success.
If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.
Closed-End Funds
We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.
Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”
Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.
Securities on Loan
Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.
Conflicts of Interest.
As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities.
Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer may be a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:
●Instructing ISS to vote in accordance with its recommendation
●Disclosing the conflict to the relevant client and obtaining its consent before voting
●Submitting the matter to the relevant client to exercise its authority to vote on such matter
●Engaging an independent fiduciary who will direct the vote on such matter
●Voting in proportion to other shareholders (“mirror voting”)
Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.
Records Retention
The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:
●A copy of these Policies and Procedures
●Proxy statements received for client securities (which maintains on behalf of Allspring)
●Records of votes cast on behalf of investment products and separate account clients (which ISS maintains on behalf of Allspring)
●Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records
●Any documents prepared by Allspring or ISS that were material to making a proxy voting decisio.
Such proxy voting books and records shall be maintained for a period of six years.
Disclosure of Policies and Procedures and Voting Results These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.
Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.
FOOTNOTES
1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-advised funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.
2
The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.
3
As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.
4
The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.
5
Certain Allspring client accounts employ quantitative strategies rather than fundamental strategies that rely on security research and analyst coverage. In the event that a security is held only in these accounts and ISS opposes the recommendations of investee company management, absent Portfolio Management feedback, ”high importance” proxy matters are reviewed by DDWG and referred to PGC for vote determination. Environmental and social proxy matters are reviewed and voted by DDWG. Proxy matters on which ISS supports the recommendations of investee company management are generally voted with investee company management.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)
The Company has adopted, as its proxy voting policies for each Fund for which BLACKROCK acts as subadvisor (“each Fund”), the proxy voting guidelines of BLACKROCK. The Company has delegated to BLACKROCK the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BLACKROCK's role in implementing such guidelines.
BLACKROCK votes (or refrains from voting) proxies for each Fund in a manner that BLACKROCK, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BLACKROCK may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BLACKROCK's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BLACKROCK recalling loaned securities in order to ensure they are voted. Periodically, BLACKROCK analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BLACKROCK will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BLACKROCK's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BLACKROCK may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BLACKROCK votes (or refrains from voting) proxies without regard to relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BLACKROCK or BLACKROCK’s affiliates. For more information, see BLACKROCK's active and non-index equity proxy voting guidelines at https://www.blackrock.com/corporate/literature/publication/blackrock-active-investment-stewardship-engagement-and-voting-guidelines.pdf
BLACKROCK maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BLACKROCK or BLACKROCK’s affiliates (if any) from having undue influence on BLACKROCK’s proxy voting activity. In certain instances, BLACKROCK may determine to engage an independent third-party vote service provider to make vote recommendations as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.

DOUBLELINE CAPITAL LP (“DoubleLine”)
The determination of how to vote proxies relating to a fund’s portfolio securities is made by DoubleLine pursuant to its written proxy voting policies and procedures (the “Proxy Policy”), which have been adopted pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of a fund and its shareholders. To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine Group LP retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as their proxy voting agent. Pursuant to an agreement with DoubleLine Group LP, Glass Lewis obtains proxy ballots with respect to securities held by a fund, evaluates the individual facts and circumstances relating to any proposal, and generally votes on any such proposal in accordance with guidelines included in the Proxy Policy. In the event that a proposal is not adequately addressed by the guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal, which DoubleLine may accept or reject in accordance with the Proxy Policy. DoubleLine’s personnel are responsible for managing the relationship with Glass Lewis and/or any other third-party proxy voting service provider and for overseeing its compliance with the Proxy Policy. DoubleLine, in its discretion, may retain another third-party proxy voting service provider in addition to or in lieu of Glass Lewis. In connection with exercising a voting or consent right on behalf of a fund, DoubleLine will monitor for material conflicts of interest arising between DoubleLine and a fund in accordance with the Proxy Policy. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances in accordance with the Proxy Policy, as discussed above. If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the Proxy Policy, which seeks to resolve such conflict in a fund’s best interest by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the guidelines included in the Proxy Policy; (ii) convening a Proxy Voting Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Voting Committee; (iv) voting (or not voting) in accordance with the instructions of a fund’s Board of Trustees, or any committee thereof; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in its Proxy Policy. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation. In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on such a proposal unless it determines that the potential benefits of voting on such proposal exceed the expected cost to a fund. DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the Proxy Policy.
DREYFUS, a division of Mellon Investments Corporation (“Mellon”)
Dreyfus offers to clients money market strategies that invest in high quality money market instruments with short-term maturities issued by companies, institutions, banks and governments.  Dreyfus also invests in repurchase agreements and bank deposits.  Due to the nature of these investments, Dreyfus does not anticipate regular proxy voting activity.  If presented with a proxy voting opportunity, the firm will make voting decisions via the Mellon Proxy Voting Committee that are consistent with Mellon’s proxy policy and procedures.  A description of Mellon’s Proxy Voting Committee and its proxy policy and procedures is provided below.
Mellon, through its Proxy Voting Committee (the “Proxy Voting Committee”), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders of U.S. and Japanese companies and those other companies established in non-U.S. jurisdictions that have significant operations occurring within the U.S. (the “Mellon Voting Guidelines”). For non-U.S. companies without significant U.S. operations, Mellon seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the “ISS Voting Guidelines” and, collectively with the Mellon Voting Guidelines, each as in effect from time-to-time, the “Voting Guidelines”). Mellon, in voting proxies, will seek to act solely in the best financial and economic interests of its clients, including the funds.

Mellon takes seriously its responsibility to vote proxies on behalf of its clients as a prudent fiduciary. In general, we employ proxy voting to:
●Align the interests of a company’s management and board of directors with those of the company’s shareholders
●Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders regarding matters that could affect the long-term value of the company
●Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval
●Promote adequate disclosure about a company’s business operations and financial activity
Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Mellon weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the funds may invest. In these markets, Mellon generally seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires “share blocking” pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Mellon generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, Mellon typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.
Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.
Material Conflicts of Interest. Mellon seeks to avoid material conflicts of interest between a fund and the fund's shareholders, on the one hand, and BNYM Investment Adviser, Mellon, the Distributor, or any affiliated person of the fund, BNYM Investment Adviser, Mellon or the Distributor, on the other, through several layers of controls, including its participation in the Proxy Voting Committee. The Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, the members of which are senior officers and investment professionals, and do not include individuals whose primary duties relate to sales, marketing or client services. The Proxy Committee applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis, together the “Proxy Advisors”) and without consideration of any client relationship factors. When proxies are voted in accordance with these pre-determined Voting Guidelines, it is Mellon's view that these votes do not present the potential for a material conflict of interest and no additional safeguards are needed. In addition, Mellon engages a third party as an independent fiduciary to vote all proxies for securities of BNY and may engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. These instances typically arise due to relationships between proxy issuers or companies and BNY, a BNY affiliate, a BNY executive, or a member of BNY's Board of Directors, but material conflicts of interests may also arise due to relationships involving Mellon and/or Mellon employees, officers and directors. When an independent fiduciary is engaged, the fiduciary either will vote the involved proxy, or provide Mellon with instructions as to how to vote such proxy. In the latter case, Mellon will vote the proxy in accordance with the independent fiduciary's determination. Other possible conflict resolutions may include: (1) voting in proportion to other shareholders (“mirror voting”); (2) erecting informational barriers around, or recusal from the vote decision making process by, the person or persons making voting decisions; and (3) voting in other ways that are consistent with our obligation to vote in our clients' best interest.

Operations of the Proxy Voting Committee. The Proxy Voting Committee also has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. In that role, ISS is required to follow the Voting Guidelines and apply them to the corresponding proxy proposals or matters on which a shareholder vote is sought. Accordingly, proxies that can be appropriately categorized and matched will be voted in accordance with the applicable Voting Guideline, or a proxy proposal will be referred to the Proxy Voting Committee if the Voting Guidelines so require, and generally for those proxy proposals or shareholder voting matters that are contested or similarly controversial and require a case-by-case analysis, as determined by the Committee in its discretion (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals). In addition, the Proxy Voting Committee has directed ISS to refer to it for discussion and vote all proxy proposals of those issuers: (1) where the percentage of their outstanding voting securities held in the aggregate in accounts managed Mellon is deemed significant or (2) that are at or above a certain specified market capitalization size (each, as determined by the Proxy Voting Committee in its discretion). For items referred to it, the Proxy Voting Committee may determine to accept or reject any recommendation based on the Voting Guidelines, research and analysis provided by its Proxy Advisors, or on any independent research and analysis obtained or generated by Mellon.
Mellon will furnish a copy of its Proxy Voting Policy and its Voting Guidelines upon request to each advisory client that has delegated voting authority. Our Voting Guidelines are also available publicly on our website at www.Mellon.com.
FIAM LLC (“FIAM”)
I.
Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. In this pursuit, Fidelity invests in the ordinary course of business and not with the intended effect of changing or influencing control of an issuer. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation, and where following a specific guideline enumerated in this policy in a particular situation could cause a result that conflicts with the principles and philosophy stated above, Fidelity may vote differently than that specific guideline.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.
Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help promote accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
●The board is not composed of a majority of independent directors.
●The board’s audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent.
●The director is a public company CEO who sits on more than two unaffiliated public company boards.
●The director, other than a CEO, sits on more than five unaffiliated public company boards.
●The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
In addition, in determining whether to support director nominees, we consider factors that we believe are relevant to achieving effective governance practices, which may include the range of experience, perspectives, skills, and personal characteristics represented on the board.
While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market. For example, Fidelity generally will find non-independent:
●Former CEOs.
●Company founders.
●Directors or director family members that were employed as senior executives by the company within the past five years.
Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees.
In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
●The company made a commitment to modify a proposal or practice in a way that aligns with these guidelines and principles but failed to act on that commitment.
●For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
●Management’s track record and strategic plan for enhancing shareholder value;
●The long-term performance of the company compared to its industry peers; and
●The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.
Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see
Anti-Takeover Provisions and Shareholders Rights Plans below).
III.
Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
●The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
●The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
●The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
●Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
●Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
●Whether the proposal excludes senior management and directors;
●Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
●The company's relative performance compared to other companies within the relevant industry or industries;
●Economic and other conditions affecting the relevant industry or industries in which the company competes; and
●Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV.
Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
●The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
●The alignment of executive compensation and company performance relative to peers; and
●The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
●The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
●The alignment of executive compensation and company performance relative to peers; and
●The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
●The company has not adequately addressed concerns raised by shareholders.
●Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
●Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
●Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V.
Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies.
Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
●Address a topic that our research has identified as financially material;
●Provide disclosure of new or additional information to investors without being overly prescriptive;
●Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and
●Are realistic or practical for the company to comply with.
VI.
Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include:
●classified boards;

●“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
●golden parachutes;
●supermajority provisions (that require a large majority (generally between 67- 90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
●poison pills;
●provisions restricting the right to call special meetings;
●provisions restricting the right of shareholders to set board size; and
●any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
●Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
●Is integral to a business strategy that is expected to result in greater value for the shareholders;
●Requires shareholder approval to be reinstated upon expiration or if amended;
●Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
●Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII.
Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
●All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

●A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
●It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII.Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.
Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X.
Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities,

Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI.
Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII.
Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII.Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
GQG PARTNERS LLC (“GQG”)
GQG votes proxies of companies owned by clients who have granted it voting authority and has adopted and implemented written policies and procedures governing the voting of client securities where it has such authority. GQG has retained ISS (the “voting agent”) to assist in the coordination and voting of proxies.
GQG’s policy is to vote proxies in the interest of maximizing value for its clients. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.
GQG’s procedures are reasonably designed to assure that GQG votes every eligible share; however, there are circumstances in which GQG may be unable to vote or may determine not to vote a proxy on behalf of a client, including, but not limited to, restrictions imposed or impediments to voting in some foreign countries, the untimely receipt of proxy materials, and certain client’s security lending programs may prevent GQG from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.

GQG’s proxy voting procedures address potential conflicts of interest in connection with voting proxies. Such a conflict could arise if, for example, the company issuing proxies was affiliated with a client of GQG. Any material conflict between GQG’s interests and those of a client will be resolved in the best interests of the client. In the event GQG becomes aware of such a conflict, GQG will (a) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of GQG’s voting agent or other independent third party, (b) if the GQG portfolio management team determines that a vote contrary to the voting agent’s recommendation is in the best interest of clients, document the investment rationale for the vote and confirm the vote was not the result of an undue influence, or (c) make other voting arrangements consistent with GQG’s fiduciary obligations.
INVESCO ADVISERS, INC.
I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients.
A.Our Approach to Proxy Voting
Invesco understands proxy voting is an integral aspect of the investment management services it provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.Applicability of Policy
Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A.
Where our passively managed strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange-traded funds) (referred to as “passively managed accounts”) hold the same investments as our actively managed equity funds, voting decisions with respect to those accounts generally follow the voting decisions made by the largest active holder of the equity shares. Invesco refers to this approach as “Majority Voting.” This process of Majority Voting seeks to ensure that our passively managed accounts benefit from the engagement and deep dialogue of our active investment teams, which can benefit shareholders in passively managed accounts. Invesco will generally apply the majority holder’s vote instruction to these passively managed accounts. Where securities are held only in passively managed accounts and not owned in our actively managed accounts, the proxy will be generally voted in line with this Policy and internal proxy voting guidelines. Notwithstanding the above, investment teams of our passively managed accounts retain full discretion over proxy voting decisions to individually evaluate a specific proxy proposal or override Majority Voting and vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest which are discussed elsewhere in this Policy. To the extent our investment teams believe a specific proxy proposal requires enhanced analysis or if it is not covered by this Policy or internal guidelines, our investment teams will evaluate such proposal and execute the voting decision.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.
A.Oversight and Governance
Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, ESG and Government Affairs departments may also participate in Global IPAC meetings. The Director of Proxy Voting and Governance chairs the committee. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:
●monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
●assist Invesco in meeting regulatory obligations;
●review votes not aligned with our good governance principles; and
●consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.The Proxy Voting Process
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. If necessary, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.

C.Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.
Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.
D. Disclosures and Recordkeeping
Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7) years. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
●In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
●To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser's voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

●In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
●In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
●In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
●In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014 and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
●In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
●In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
●In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
E.Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
●Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
●Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
●Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
●Invesco held shares on the record date but has sold them prior to the meeting date.
●Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.

●Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
F.Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
G. Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Proxy Voting and Governance team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
H.Voting Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
●When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
●When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
●For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
●For U.S. funds of funds where proportional voting is not required by law or regulation, shares of unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
●Non-U.S. funds of funds will not be voted proportionally, due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-U.S. funds of funds in line with the firm level conflicts of interest process described above.
●Where client or proprietary accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted in the same proportion as the votes of external shareholders of the underlying holding. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
●Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
I.Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Proxy Voting and Governance team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.

Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency, and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
●We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
●We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
●We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.
Related-party transactions: Invesco will vote all related party transactions on a case-by-case basis. The vote analysis will consider the following factors, among others:
●disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
●the transaction must be fair and appropriate, with a sound strategic rationale;
●the company should provide an independent opinion either from the supervisory board or an external financial adviser;
●minority shareholders’ interests should be protected; and
●the transactions should be on an arm’s length basis.

Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
●accept or approve a variety of routine reports; and
●approve provisionary financial budgets and strategy for the current year.
B.Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
●We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
●We generally support proposals to decommission differentiated voting rights.
●Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
●We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
●In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
●We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.
●Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
●Ownership threshold: at least three percent (3%) of the voting power;
●Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
●Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
●Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
●Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
●Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
●Shareholders’ current right to call special meetings; and
●Investor ownership structure.
●Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base; especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
●Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.

Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
●We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
●Management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting) will be assessed on a case-by-case basis. Companies have a responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
●meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;
●clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
●disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
●description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence, but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
●We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
●We will generally vote against non-independent directors serving on the audit committee.
●We will generally vote against non-independent directors serving on the compensation committee.
●We will generally vote against non-independent directors serving on the nominating committee.
●In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
●Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
●We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
●We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.

●We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.
Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
●We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
●We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view, an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include for example, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year– committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
●We will generally support proposals requesting that directors stand for election annually.

●We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
●We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
●When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
●Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
●We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
●We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
●whether we consider the adoption of such proposal would promote long-term shareholder value;
●the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal;
●the materiality of the issue(s) being raised;
●whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
●the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal;
●the intentions of the proponent(s) and how they impact the company’s long-term economic success;
●if the proposal requests greater transparency or disclosure to make an informed assessment; and
●whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.
F.Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
●there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
●there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
●vesting periods for long-term incentive awards are less than three years;
●the company “front loads” equity awards;
●there are inadequate risk mitigating features in the program such as clawback provisions;
●excessive, discretionary one-time equity grants are awarded to executives; and/or
●less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally evaluate case-by-case proposals requiring shareholder ratification of senior executives’ severance agreements depending on whether the proposed terms and disclosure align with good market practice.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.
Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland, GmbH
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC
* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Funds, has been granted the authority to vote the proxies of any voting securities held in each Fund’s portfolio. In voting proxies, the Sub-Adviser’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Fund’s Board of Trustees has adopted the Sub-Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Funds.
The Sub-Adviser and its affiliated advisers (“JPMAM”) are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Sub-Adviser has adopted a separate set of Guidelines that covers the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan (each, a “Region”; collectively, the “Regions”). In addition, for each Region, the Sub-Adviser has adopted Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Guidelines”) for certain sustainable strategies, which may apply to certain Funds as approved by the Board of Trustees. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, the Sub-Adviser has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee  include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by the Sub-Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Sub-Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to the Sub-Adviser and reflect the Sub-Adviser’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how the Sub-Adviser will vote a particular proxy proposal except where the Sub-Adviser, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, the Sub-Adviser may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where the Sub-Adviser chooses to vote in a manner contrary to its Prescribed Guideline or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.
In order to maintain the integrity and independence of the Sub-Adviser’s investment processes and decisions, including proxy voting decisions, and to protect the Sub-Adviser’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including the Sub-Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with the Sub-Adviser’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Sub-Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, the Sub-Adviser may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or delegating the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by the Sub-Adviser, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.

For securities held in Funds that seek to follow the investment returns of an underlying index, the Sub-Adviser may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund’s investments based on the size of the Fund’s holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
●The Sub-Adviser generally votes for board declassification proposals and against board classification proposals.
●The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
●The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.
●The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
●The Sub-Adviser considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.
●The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
●The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case by case basis.
●The Sub-Adviser supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. The Sub-Adviser generally supports investee companies consideration of equal employment opportunity and inclusiveness in their general recruitment policies as the Sub-Adviser believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. The Sub-Adviser supports investee companies’ disclosure of gender, racial and ethnic composition of the board so that the Sub-Adviser can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, the Sub-Adviser seeks to vote in each Fund’s best interests to enhance long-term shareholder value.
●The Sub-Adviser will generally vote against a plan and/or withhold its vote from members of the compensation committee when there is a disconnect between the chief executive officer’s pay and performance (an increase in pay and a decrease in performance). The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
●The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
●In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
●The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Sub-Adviser also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
●With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
●The Sub-Adviser expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Sub-Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
●Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
●Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

●The Non-U.S. Guidelines reflect the applicable Region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company’s explanation into account as appropriate, based on the Sub-Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, the Sub-Adviser uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
●Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management’s arguments for promoting the prospective change.
●The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
●In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
●With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
●Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser’s belief that such policies should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
●The Sub-Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.
●The Sub-Adviser will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.
●The EMEA Guidelines indicate that the Sub-Adviser expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).
●The Japan Guidelines include provisions on board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).
●The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
●The Sub-Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

●The Sub-Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
●The Sub-Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
●The Sub-Adviser will generally vote against anti-takeover devices.
●The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change.  The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.  With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
North America and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:
●The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, the Sub-Adviser is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.
●The North America and Non-U.S. Guidelines include climate risk guidelines due to the Sub-Adviser’s view that climate change has become a material risk to the strategy and financial performance of many companies. The Sub-Adviser may vote against directors of companies, that, in the Sub-Adviser’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where the Sub-Adviser believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, the Sub-Adviser encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where the Sub-Adviser believes climate change risks pose material financial risks, the Sub-Adviser encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, the Sub-Adviser encourages the company to make disclosures including scope of emissions included in such targets in order to allow the Sub-Adviser to evaluate the long-term credibility of transition plans. The Sub-Adviser may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.
Securities Lending
Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. The Sub-Adviser is not involved in a Fund’s securities lending arrangements as it is not a party to a securities lending agreement involving the Fund and does not make the decision to lend a Fund’s securities. As a result, to the extent that a Fund engages in securities lending, the Sub-Adviser’s will not recall securities of the Fund on loan.

JACOBS LEVY EQUITY MANAGEMENT, INC. (“Jacobs Levy”)
Proxy voting is an important right of shareholders. Jacobs Levy recognizes that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in their best interests in accordance with Jacobs Levy’s policies and procedures.
Unless a client has provided specific voting guidelines, Jacobs Levy will generally vote proxies in accordance with the benchmark recommendations provided by Institutional Shareholder Services (“ISS”), a third-party provider of proxy analyses and voting recommendations. However, there are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management. Jacobs Levy generally votes in favor of routine corporate governance proposals. Jacobs Levy’s policy is generally to vote against proposals that act to entrench management. There are other circumstances in which Jacobs Levy may vote in a manner which differs from ISS’s recommendation. Jacobs Levy does not typically make case-by-case judgments regarding how a proxy vote will affect a particular investment.
If a material conflict of interest arises, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.
LAZARD ASSET MANAGEMENT LLC (“Lazard”)
A. Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guide- lines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.1
B. Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration
Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting sup- port services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
Voting Process
The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.
Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.
Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value.
Routine items generally include:
●issues relating to the timing or conduct of annual meetings;
●provisionary financial budgets and strategy for the current year;
●proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
●proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder ques- tions about specific items that should be publicly disclosed); and
●changes to a company’s name.
Amendments to Board Policy/Charter/Regulation
Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR
●bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if
●there is no disclosure on the proposed amendments or full text of the amended bylaw; or
●the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
Board of Directors and its Committees2
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
●the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
●a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
●a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
●proposals seeking to de-classify a board;
●the implementation of director stock retention/holding periods;
●proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
●changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
●the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
●proposals to require an independent board chair or the separation of chairman and CEO; and
●establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
●proposals seeking to classify a board
●the election of directors where the board does not have independent “key committees” or sufficient board independence;
●non-independent directors who serve on key committees that are not sufficiently independent;
●proposals relating to cumulative voting;
●proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
●release of restrictions on competitive activities of directors3 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;

●the discharge of directors, including members of the management board and/or supervisory board and audi- tors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;4 and
●the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:
●Board effectiveness– supporting board structure, diversity of cognitive thought, independence and avoiding over-boarding.
●Accountability– in conjunction with the immediately preceding bullet point, emphasizing individual account- ability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.
Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
●proposals to adopt supermajority vote requirements or increase vote requirements;
●proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
●“blank check” preferred stock
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis:
●regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR:
●proposals that ask management to submit any new poison pill plan to shareholder vote.
Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.
Lazard has therefore adopted Approved Guidelines to vote AGAINST:
●proposals to adjourn US meetings;
●proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
●efforts to eliminate or restrict right of shareholders to act by written consent; and
●proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on:
●changes to quorum requirements and FOR proposals providing for confidential voting.
Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
●management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
●stock splits and reverse stock splits;
●investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;5
●requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
●management proposals to adopt or amend dividend reinvestment plans; and
●dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
●matters affecting shareholder rights, such as amending votes- per-share;
●management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
●the use of proceeds and the company’s past share issuances;6
●proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
●loan and financing proposals. In assessing requests for loan financing provided by a related party the following fac- tors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.
Lazard has adopted Approved Guidelines to vote AGAINST:
●changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
●the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
●the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR
●employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
●proposals to submit severance agreements to shareholders for approval;
●annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
●annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
●restricted stock plans that do not define performance criteria; and
●proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:
●proposals to re-price underwater options;
●annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of share- holders; and
●annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
US Listed Corporates
Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:
●the level of dissent on previous Say on Pay votes; and
●individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.
Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.
Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
●asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
●seeking the approval of anti-discrimination policies;
●which are considered socially responsible agenda items;
●which improve an investee company’s ESG risk management and related disclosures; and
●deemed to be in the long-term interests of shareholders.

Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
●seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
●seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
●seek to improve the diversity of the board;
●seek improved disclosures on the diversity of the board and the wider workforce;
●seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
●seek to eliminate or restrict severance agreements, or
●are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
●seek to infringe excessively on management’s decision- making flexibility;
●seek to establish additional board committees (absent demonstrable need);
●seek to establish term limits for directors if this is unnecessary;
●seek to change the size of a board (unless this facilitates improved board diversity);
●seek to require two candidates for each board seat; or
●are considered not to be in the long-terms interests of shareholders.
E. Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F. Conflicts of Interest
Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
●Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has pro- vided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
●Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
●Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
●A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal.
Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.
Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by- case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. Other Matters
Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to

Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circum- stances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself.
However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. Reporting
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I. Recordkeeping
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J. Review of Policy and Approved Guidelines
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
Notes
1 In accordance with this Policy, Lazard's exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients' pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard's commitment to act in the best interest of our clients.
2 Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.
3 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

4 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.
5 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.
6 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.
LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)
Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to provide research, analysis and voting recommendations and to administer the process of voting proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee. All nonroutine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security, and will be voted in the best investment interests of the fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for the fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.
The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and updating of the Loomis Sayles’ Proxy Voting Policies and Procedures (the “Procedures”), including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services including determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues, providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients, receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.
Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing the vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”)
These guidelines describe how NWAM discharges its fiduciary duty to vote on behalf of client’s proxies that are received in connection with underlying portfolio securities held by NWAM’s clients (said proxies hereinafter referred to as “proxies”). NWAM understands its responsibility to process proxies and to maintain proxy records. In addition, NWAM understands its duty to vote proxies.
These Proxy Voting Guidelines reflect the general belief that proxies should be voted in a manner that serves the best economic interests of clients (to the extent, if any, that the economic interests of a client are affected by the proxy), unless otherwise directed by the client.
How Proxies Are Voted
NWAM will:
●Vote proxies received in the best interest of the client. The Enterprise Portfolio Manager (EPM) for the account holding the security will be the person that decides how to vote a proxy based on their understanding of the portfolio and applying information/research received from the other professionals within the Nationwide Investments office;
●The EPM will maintain appropriate records of proxy voting that are easily accessible by appropriate authorized persons of NWAM; and
●The Nationwide Investment’s Operations team will ensure the proxies are signed or instructed via email and filed with, or electronically submitted to, the appropriate parties with desired voting action.
In accordance with these Proxy Voting Guidelines, NWAM, and as otherwise set forth in these guidelines, shall attempt to process every vote for all domestic and foreign proxies that it receives.
Foreign Proxies
There are situations; however, in which NWAM cannot process a proxy in connection with a foreign security (hereinafter, “foreign proxies”). For example, NWAM will not process a foreign proxy:
●if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy;
●when NWAM has not been given enough time to process the vote; or
●when a sell order for the foreign security is outstanding and, in the particular foreign country, proxy voting would impede the sale of the foreign security.
Proxy Voting for Securities Involved in Securities Lending
NWAM Clients may participate in securities lending programs. Under most securities lending arrangements, proxies received in connection with the securities on loan may not be voted by the lender (unless the loan is recalled) (i.e., proxy voting rights during the lending period generally are transferred to the borrower). NWAM believes that each Client has the right to determine whether participating in a securities lending program enhances returns. If a Client has determined to participate in a securities lending program, NWAM, therefore, shall cooperate with the Client’s determination that securities lending is beneficial to the Client’s account and shall not attempt to seek recalls for the purpose of voting proxies unless the client has provisions in place to allow for this. Consequently, it is NWAM’s policy that, in the event that NWAM manages an account for a Client that employs a securities lending program, NWAM generally will not seek to vote proxies relating to the securities on loan unless the client has provisions in place to allow for this.
Recordkeeping & Reporting
NWAM shall keep and maintain the following records and other items:
●its Proxy Voting Guidelines;
●proxy statements received regarding underlying portfolio securities held by Clients (received through Bank of New York, other custodian arrangements in place and any securities lending or sub-custody contractors);
●records of votes cast on behalf of Clients (where possible or applicable);
●Client written requests for information as to how NWAM voted proxies for said Client;

●any NWAM written responses to an oral or written request from a Client for information as to how NWAM voted proxies for the Client; and
●any documents prepared by NWAM that were material to making a decision as to how to vote proxies or that memorialized the basis for the voting decision.
These records and other items shall be maintained for at least five (5) years from the end of the fiscal year during which the last entry was made on this record, the first two (2) years in an appropriate office of NWAM.
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and

ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2025 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
●Independent directors comprise 50 percent or less of the board;
●The non-independent director serves on the audit, compensation, or nominating committee;
●The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
●The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
●Medical issues/illness;
●Family emergencies; and
●Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
●Sit on more than five public company boards; or
●Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
●The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
●Disclosed outreach efforts by the board to shareholders in the wake of the vote;

●Rationale provided in the proxy statement for the level of implementation;
●The subject matter of the proposal;
●The level of support for and opposition to the resolution in past meetings;
●Actions taken by the board in response to the majority vote and its engagement with shareholders;
●The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●Other factors as appropriate.
●The board failed to act on takeover offers where the majority of shares are tendered;
●At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
●The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
●The company's response, including:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
●The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
●The company has a poison pill with a deadhand or slowhand feature6;
●The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
●The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
●The trigger threshold and other terms of the pill;
●The disclosed rationale for the adoption;
●The trigger;
●The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
●A commitment to put any renewal to a shareholder vote;
●The company's overall track record on corporate governance and responsiveness to shareholders; and
●Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:
●Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
●Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
●Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
●The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
●Supermajority vote requirements to amend the bylaws or charter;
●A classified board structure; or
●Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
●The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
●Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
●The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●The company's ownership structure;
●The company's existing governance provisions;
●The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
●Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
●Classified the board;
●Adopted supermajority vote requirements to amend the bylaws or charter;
●Eliminated shareholders' ability to amend bylaws;
●Adopted a fee-shifting provision; or
●Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
●The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
●A classified board structure;
●A supermajority vote requirement;
●Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
●The inability of shareholders to call special meetings;
●The inability of shareholders to act by written consent;
●A multi-class capital structure; and/or
●A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
●The presence of a shareholder proposal addressing the same issue on the same ballot;
●The board's rationale for seeking ratification;
●Disclosure of actions to be taken by the board should the ratification proposal fail;
●Disclosure of shareholder engagement regarding the board’s ratification request;
●The level of impairment to shareholders' rights caused by the existing provision;
●The history of management and shareholder proposals on the provision at the company’s past meetings;
●Whether the current provision was adopted in response to the shareholder proposal;
●The company's ownership structure; and
●Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
●The non-audit fees paid to the auditor are excessive;
●The company receives an adverse opinion on the company’s financial statements from its auditor; or
●There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
●Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
●The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
●The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
●The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
●The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
●Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
●Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
●Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
●Board governance measures;
●Corporate strategy;
●Risk management analyses; and
●Metrics and targets.
●Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
●Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
●Failure to replace management as appropriate; or
●Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
●Long-term financial performance of the company relative to its industry;
●Management’s track record;
●Background to the contested election;
●Nominee qualifications and any compensatory arrangements;
●Strategic plan of dissident slate and quality of the critique against management;
●Likelihood that the proposed goals and objectives can be achieved (both slates); and
●Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
●The scope and rationale of the proposal;
●The company's current board leadership structure;
●The company's governance structure and practices;
●Company performance; and
●Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
●A majority non-independent board and/or the presence of non-independent directors on key board committees;
●A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
●The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
●Evidence that the board has failed to oversee and address material risks facing the company;
●A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

●Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
●Shareholders' current right to act by written consent;
●The consent threshold;
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
●A majority vote standard in uncontested director elections;
●No non-shareholder-approved pill; and
●An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
●Shareholders’ current right to call special meetings;
●Minimum ownership threshold necessary to call special meetings (10 percent preferred);
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
●Scope and rationale of the proposal; and
●Concerns identified with the company’s prior meeting practices.

CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
●If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
●If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
●In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
●The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
●On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
●The company has a non-shareholder approved poison pill (including an NOL pill); or
●The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
●In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
●The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
●A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
●twice the amount needed to support the transactions on the ballot, and
●the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
●Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
●Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
●Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
●Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
●Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
●Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS) - PROPOSALS FOR EXTENSIONS
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management's ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
●Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
●Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
●Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
●Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
●Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
●The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
●The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
●The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

●The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
●The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
●The ratio of performance- to time-based incentive awards;
●The overall ratio of performance-based compensation to fixed or discretionary pay;
●The rigor of performance goals;
●The complexity and risks around pay program design;
●The transparency and clarity of disclosure;
●The company's peer group benchmarking practices;
●Financial/operational results, both absolute and relative to peers;
●Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●Realizable pay17 compared to grant pay; and
●Any other factors deemed relevant.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
●Problematic practices related to non-performance-based compensation elements;
●Incentives that may motivate excessive risk-taking or present a windfall risk; and
●Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
●Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●Extraordinary perquisites or tax gross-ups;
●New or materially amended agreements that provide for:
●Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
●CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
●CIC excise tax gross-up entitlements (including “modified” gross-ups);
●Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
●Liberal CIC definition combined with any single-trigger CIC benefits;
●Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
●Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
●Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
●Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●Duration of options backdating;
●Size of restatement due to options backdating;
●Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
●Failure to respond to majority-supported shareholder proposals on executive pay topics; or
●Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
●Quality of disclosure around vesting upon a change in control (CIC);
●Discretionary vesting authority;
●Liberal share recycling on various award types;
●Lack of minimum vesting period for grants made under the plan;
●Dividends payable prior to award vesting.
Grant Practices:
●The company’s three-year burn rate relative to its industry/market cap peers;
●Vesting requirements in CEO’s recent equity grants (3-year look-back);

●The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
●Whether the company maintains a sufficient claw-back policy;
●Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
●Awards may vest in connection with a liberal change-of-control definition;
●The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
●The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
●The plan is excessively dilutive to shareholders’ holdings;
●The plan contains an evergreen (automatic share replenishment) feature; or
●Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach– E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
●If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
●If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
●The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
●If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
●The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
●Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);

●The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
●Whether the company has sought and received third-party approval that its targets are science-based;
●Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
●Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
●Whether the company’s climate data has received third-party assurance;
●Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
●Whether there are specific industry decarbonization challenges; and
●The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
●The completeness and rigor of the company’s climate-related disclosure;
●The company’s actual GHG emissions performance;
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
●Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
●Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure compared to industry peers; and
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
●The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure is comparable to that of industry peers; or
●There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
●Whether the company provides disclosure of year-over-year GHG emissions performance data;
●Whether company disclosure lags behind industry peers;
●The company's actual GHG emissions performance;
●The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
●The company’s established process or framework for addressing racial inequity and discrimination internally;
●Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
●Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
●Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
●The company’s track record in recent years of racial justice measures and outreach externally; and
●Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
●The scope and prescriptive nature of the proposal;
●The company's current level of disclosure regarding its environmental and social performance and governance;
●The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
●Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
“Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.

18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NIMNA”)
Policy Statement
As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“NIMNA” or the “Firm”), a subsidiary of The Bank of New York Mellon, (“BNY”) owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights
This summary describes NIMNA’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to NIMNA by its clients and where Newton provides guidance on exercising voting rights in securities that NIMNA has recommended to clients on a non-discretionary basis, e.g. model accounts. Where applicable, NIMNA will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e., registered investment companies, UCITS or AIFs, which NIMNA manages and/or sub-advises, The Firm will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.
NIMNA will exercise voting rights in line with Newton’s policy in a prudent and diligent manner and in the best interests of clients.
Voting Guidelines
NIMNA has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association's Principles of Remuneration and the UK Corporate Governance Code, in addition to other local governance codes.
We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for NIMNA. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from BNY Investments & Wealth Proxy Voting team (“BNYIW Proxy team”) together with the Newton Responsible Investment team (“RI team”) for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The BNYIW Proxy team retains the ultimate discretion to deviate the vote instruction from the Firm’s bespoke policy’s recommendation.
Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company's approach to relevant codes, market practices and regulations. These are applied to the company's unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.
NIMNA seeks to make proxy voting decisions that are in the best long-term financial interests of its clients, and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.
In general, voting decisions are taken consistently across all NIMNA's clients that are invested in the same underlying company. This is in line with the Firm's investment process that focuses on the long-term success of the investee company. Further, it is NIMNA's intention to exercise voting rights in all circumstances where it retains voting authority , subject to practical constraints such as market share blocking (where shares cannot be freely traded during the meeting window) and market or company requirements for Powers of Attorney. Where share blocking would adversely affect clients’ ability to trade or is not in shareholders’ best interests, NIMNA may refrain from voting. If a required Power of Attorney has not been put in place by a client, NIMNA will not submit a vote.

Voting Procedures
All voting opportunities are communicated to NIMNA by way of an electronic voting platform.
The BNYIW Proxy team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, NIMNA may also decide to confer or engage with the company or other relevant stakeholders.
An electronic voting service is employed to submit voting decisions. Voting decisions are submitted via the electronic voting service. The BNYIW Proxy team maintains platform alerts to ensure timely voting, and administrative elements are managed by Newton’s Corporate Actions team and certain BNY operations teams to ensure voting rights can be and are exercised.
Members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients' votes is available and that these votes are exercised.
Voting Service Providers
The Firm utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research, and implementing Newton's bespoke voting policy by issuing recommendations based on that policy. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.
NIMNA's external voting provider is subject to the requirements set by the Firm’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, NIMNA participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between the Firm's expectations and the voting recommendations provided by the external provider.
Conflicts of Interest
Where NIMNA acts as a proxy for its clients, a conflict could arise between Newton, the investee company and/or a client when exercising voting rights. NIMNA has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients' voting rights are exercised in their best interests. NIMNA seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal and external research and recommendations provided by third-party proxy advisory services and without consideration of any NIMNA client relationship factors among other considerations.
Where a potential material conflict of interest exists between NIMNA, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied. All instances where a potential material conflict of interest has been recognized and where NIMNA engages its proxy voting service provider’s recommendation are disclosed in our annual stewardship report.
Disclosures and Reporting
NIMNA publishes various items related to its approach, engagements and proxy voting decisions. The Firm’s Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, NIMNA will provide clients with information on how their proxies were voted by NIMNA.
In addition, NIMNA will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.

Securities Lending
NIMNA does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.
Controls, Record Keeping and Auditing
Records are kept of all voting decisions, including evidence of the submission and approval process, and are available upon request. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.
PUTNAM INVESTMENT MANAGEMENT, LLC (“Putnam”)
Introduction and Summary
Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.
This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds1 and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.2
Proxy Committee
Putnam has a Proxy Committee composed of senior professionals, including from the Putnam Equity investment team and the Putnam Equity Sustainability Strategy group. The Chief Investment Officer of Putnam Equity appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:
●Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.
●Considers special proxy issues as they may from time to time arise.
●Must approve all vote overrides recommended by investment professionals.
Proxy Voting Administration
The Putnam Sustainability Strategy group administers Putnam’s proxy voting through a Proxy Voting Team. The Proxy Voting Team has the following duties:
●Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.
●Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.
●Manages the process of referring issues to portfolio managers for voting instructions.

●Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services (“ISS”) to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.
●Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.
●Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team within Franklin Templeton Investment Solutions described in more detail in the Proxy Referral section below.
●Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.
●Prepares and distributes reports required by Putnam clients.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:
●If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.
●Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.
Other
●Putnam may elect not to vote when the security is no longer held.
●Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.
●Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.
●Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.
Proxy Voting Referrals
Under the Guidelines, certain proxy matters will be referred to Portfolio Managers. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer of the Putnam Equity group and the Director of Equity Research for the Putnam Equity group). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral

Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Franklin Templeton employee outside Putnam Equity or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.
Putnam may vote any referred items on securities held solely in accounts managed by the GAA team within Franklin Templeton Investment Solutions (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam Equity, the items will be referred to the largest holder who is not a member of the GAA team.
The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the applicable Portfolio Manager or Analyst, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with investment personnel as appropriate.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:
●The Proxy Committee is composed of senior professionals, including Portfolio Managers in Putnam Equity and the Putnam Equity Sustainability Strategy group. None of these individuals or groups reports to Franklin Templeton’s marketing businesses.
●No Franklin Templeton employee outside Putnam Equity may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.
●Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to the Proxy Voting Team any potential conflicts of interest relevant to their vote recommendation.
●The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Putnam Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms.
●Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).
Recordkeeping
The Putnam Equity Sustainability Strategy Group will retain copies of the following books and records:
●A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;
●A copy of each proxy statement received with respect to securities in client accounts;
●Records of each vote cast for each client;
●Internal documents generated in connection with a proxy referral, such as emails, memoranda, etc.

●Written reports to clients on proxy voting and all client requests for information and Putnam’s response.
All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.
FOOTNOTES
1
Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.
2
The Putnam Proxy Voting Procedures and Guidelines will apply also to certain funds and institutional and other accounts managed by Franklin Advisers, Inc. (“FAV”) but formerly managed or sub-advised by one of the Putnam adviser entities identified above, pursuant to sub-advisory agreements in effect from time to time between FAV and the relevant Putnam entity(ies).
VICTORY CAPITAL MANAGEMENT INC. (“VICTORY CAPITAL”)
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital allows its Investment Franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
●the effect of the proposal on the underlying value of the securities
●the effect on marketability of the securities
●the effect of the proposal on future prospects of the issuer
●the composition and effectiveness of the issuer’s board of directors
●the issuer’s corporate governance practices
●the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory Capital generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
●Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

●Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
●Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
●Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
●Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
●Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
●Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
●Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
●Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
●Victory Capital generally will vote in line with the Board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
WELLINGTON MANAGEMENT COMPANY LLP (“WELLINGTON MANAGEMENT”)
Introduction
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy
Wellington Management:
●Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
●Seeks to vote proxies in the best financial interests of the clients for which we are voting.
●Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots, and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Allspring Global Investments, LLC
Michael T. Smith, CFA	NVIT Allspring Discovery Fund	None
Christopher J. Warner, CFA	NVIT Allspring Discovery Fund	None
Robert Gruendyke, CFA	NVIT Allspring Discovery Fund	None
BlackRock Investment Management, LLC
Jennifer Hsui, CFA	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
	NVIT NASDAQ-100 Index Fund	None
Peter Sietsema	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
	NVIT NASDAQ-100 Index Fund	None
Matt Waldron, CFA	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
	NVIT NASDAQ-100 Index Fund	None
Steven White	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
	NVIT NASDAQ-100 Index Fund	None
James Mauro	NVIT Bond Index Fund	None
Jonathan Graves	NVIT Bond Index Fund	None
Marcus Tom	NVIT Bond Index Fund	None
Cem Inal	NVIT BlackRock Equity Dividend Fund	None
David Zhao	NVIT BlackRock Equity Dividend Fund	None
DoubleLine Capital LP
Jeffrey E. Gundlach	NVIT DoubleLine Total Return Tactical Fund	None
Jeffrey J. Sherman, CFA	NVIT DoubleLine Total Return Tactical Fund	None
FIAM LLC
Sam Polyak, CFA	NVIT Fidelity Institutional AM® Emerging Markets Fund	None
Stephen DuFour	NVIT Fidelity Institutional AM® Worldwide Fund	None
Andrew Sergeant	NVIT Fidelity Institutional AM® Worldwide Fund	None
GQG Partners LLC
Rajiv Jain	NVIT GQG US Quality Equity Fund	None
Brian Kersmanc	NVIT GQG US Quality Equity Fund	None
Sudarshan Murthy, CFA	NVIT GQG US Quality Equity Fund	None
Siddharth Jain	NVIT GQG US Quality Equity Fund	None
Invesco Advisers, Inc.

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Ronald J. Zibelli, Jr., CFA	NVIT Invesco Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Ash Shah, CFA, CPA	NVIT Invesco Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
Justin Livengood, CFA	NVIT Invesco Small Cap Growth Fund	None
	NVIT Multi-Manager Small Company Fund	None
J.P. Morgan Investment Management Inc.
Scott B. Davis	NVIT J.P. Morgan U.S. Equity Fund	None
Shilpee Raina, CFA	NVIT J.P. Morgan U.S. Equity Fund	None
Manish Goyal	NVIT J.P. Morgan Digital Evolution Strategy Fund	None
	NVIT J.P. Morgan Innovators Fund	None
SK Prasad Borra	NVIT J.P. Morgan Digital Evolution Strategy Fund	None
Giri Devulapally	NVIT J.P. Morgan Large Cap Growth Fund	None
Joseph Wilson	NVIT J.P. Morgan Large Cap Growth Fund	None
	NVIT J.P. Morgan US Technology Leaders Fund	None
Larry H. Lee	NVIT J.P. Morgan Large Cap Growth Fund	None
Holly Morris	NVIT J.P. Morgan Large Cap Growth Fund	None
Robert Maloney	NVIT J.P. Morgan Large Cap Growth Fund	None
Jason Yum	NVIT J.P. Morgan US Technology Leaders Fund	None
Scott E. Grimshaw, CFA	NVIT J.P. Morgan Inflation Managed Fund	None
David Rooney, CFA	NVIT J.P. Morgan Inflation Managed Fund	None
Edward Fitzpatrick III, CFA	NVIT J.P. Morgan Inflation Managed Fund	None
Hamilton Reiner	NVIT J.P. Morgan Equity and Options Total Return Fund	None
Eric Moreau	NVIT J.P. Morgan Equity and Options Total Return Fund	None
Matthew Bensen, CFA	NVIT J.P. Morgan Equity and Options Total Return Fund	None
Judy Jansen	NVIT J.P. Morgan Equity and Options Total Return Fund	None
Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D.	NVIT Jacobs Levy Large Cap Core Fund	None
	NVIT Jacobs Levy Large Cap Growth Fund	None
	NVIT Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Kenneth N. Levy, CFA	NVIT Jacobs Levy Large Cap Core Fund	None
	NVIT Jacobs Levy Large Cap Growth Fund	None
	NVIT Small Cap Value Fund	None
	NVIT Multi-Manager Small Company Fund	None
Lazard Asset Management LLC
Paul Moghtader	NVIT International Equity Fund	None
Peter Kashanek	NVIT International Equity Fund	None
Alex Lai	NVIT International Equity Fund	None
Kurt Livermore	NVIT International Equity Fund	None
Ciprian Marin	NVIT International Equity Fund	None
Loomis, Sayles & Company, L.P.
Christopher T. Harms	NVIT Loomis Core Bond Fund	None
	NVIT Loomis Short Term Bond Fund	None
Clifton V. Rowe, CFA	NVIT Loomis Core Bond Fund	None
	NVIT Loomis Short Term Bond Fund	None
Daniel Conklin, CFA	NVIT Loomis Core Bond Fund	None
	NVIT Loomis Short Term Bond Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
Ian Anderson	NVIT Loomis Core Bond Fund	None
Barath W. Sankaran, CFA	NVIT Loomis Core Bond Fund	None
Matthew J. Eagan, CFA	NVIT Loomis Short Term High Yield Fund	None
Peter S. Sheehan	NVIT Loomis Short Term High Yield Fund	None
Christopher J. Romanelli, CFA	NVIT Loomis Short Term High Yield Fund	None
Stephen M. LaPlante, CFA	NVIT Loomis Short Term High Yield Fund	None
Alessandro Pagani, CFA	NVIT Loomis Short Term High Yield Fund	None
Nationwide Asset Management, LLC
Chad W. Finefrock, CFA	NVIT Government Bond Fund	None
Nicholas J. Kern, CFA	NVIT Government Bond Fund	None
Newton Investment Management North America, LLC
James H. Stavena	NVIT BNY Mellon Dynamic U.S. Core Fund	None
	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Torrey K. Zaches, CFA	NVIT BNY Mellon Dynamic U.S. Core Fund	None
	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Brian C. Ferguson	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
John C. Bailer, CFA	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Keith Howell, Jr. CFA	NVIT BNY Mellon Dynamic U.S. Equity Income Fund	None
Putnam Investment Management, LLC
Darren A. Jaroch, CFA	NVIT Putnam International Value Fund	None
Lauren B. DeMore, CFA	NVIT Putnam International Value Fund	None
Victory Capital Management Inc.
Jonathan M. Duensing, CFA	NVIT Strategic Income Fund	None
Jeffrey C. Galloway, CFA	NVIT Strategic Income Fund	None
Gary H. Miller	NVIT Victory Mid Cap Value Fund	None
Gregory M. Conners	NVIT Victory Mid Cap Value Fund	None
Michael F. Rodarte, CFA	NVIT Victory Mid Cap Value Fund	None
James M. Albers, CFA	NVIT Victory Mid Cap Value Fund	None
Wellington Management Company LLP
Bradford D. Stoesser	NVIT Real Estate Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
Allspring Global Investments, LLC (“Allspring Investments”)
The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager's team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.
Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.
BlackRock Investment Management, LLC (“BlackRock”)
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation– Ms. Hsui and Messrs. Sietsema, Waldron and White
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Messrs. Sietsema, Waldron and White is not measured against a specific benchmark.
Discretionary Incentive Compensation– Messrs. Mauro, Graves and Tom
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index).
Jonathan Graves	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Marcus Tom	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index).
Discretionary Incentive Compensation– Messrs. Inal and Zhao
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. With the exception of Mr. Inal, the portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
DoubleLine Capital LP (“DoubleLine”)
The overall objective of the compensation program for the portfolio managers employed by the DoubleLine is for the DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the DoubleLine’s portfolio managers for their contribution to the success of the clients and the DoubleLine. The DoubleLine Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the DoubleLine.
Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of an portfolio managers’ compensation.
Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the DoubleLine, through direct ownership interests in the DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the DoubleLine. Participation is generally determined in the discretion of the DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of the DoubleLine.
Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.
Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the DoubleLine’s leadership criteria.
FIAM LLC (“FIAM”)
Sam Polyak is the Portfolio Manager of NVIT Fidelity Institutional AM® Emerging Markets Fund and receives compensation for those services as described below. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager.

Mr. Polyak’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of the NVIT Fidelity Institutional AM® Emerging Markets Fund is based on the lead account’s pre-tax investment performance measured against the MSCI Emerging Markets (Net MA), and the lead account’s pre-tax investment performance within the Morningstar® Diversified Emerging Markets Category.
The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
Andrew Sergeant is Co-Portfolio Manager of NVIT Fidelity Institutional AM® Worldwide Fund and receives compensation for those services as described below. Mr. Sargeant manages a separate portion of the fund's assets, and receives compensation for those services as described below. Stephen Dufour is Co-Portfolio Manager of NVIT Fidelity Institutional AM® Worldwide Fund; Mr. Dufour manages a separate portion of the fund's assets, and receives compensation for those services as described below. Portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager.
Mr. Sergeant’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of the NVIT Fidelity Institutional AM® Worldwide Fund is based on the lead account’s pre-tax investment performance measured against the MSCI World (Net MA), and the lead account’s pre-tax investment performance within the Morningstar® Global Large Stock Blend Category and the pre-tax investment performance of the portion of the lead account's assets managed by the portfolio manager measured against the MSCI EAFE (Net MA) and the pre-tax investment performance of the portion of the lead account's assets managed by the portfolio manager within the Morningstar® Foreign Large Blend Category.
Mr. Dufour’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of the portfolio manager’s bonus that is linked to the investment performance of the NVIT Fidelity Institutional AM® Worldwide Fund is based on the pre-tax investment performance of the portion of the lead account’s assets managed measured against the S&P 500 Index, and pre-tax investment performance of the portion of the lead account’s assets managed by the portfolio manager within the Morningstar® Large Blend Category.
Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
GQG Partners LLC (“GQG”)
Each portfolio manager receives a fixed salary and retirement benefits, and may receive investment management services. In the case of Messrs. Kersmanc, Murthy and S. Jain, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and GQG’s overall performance and profitability.  A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years).  Amounts deferred under the plan earn the rate of return earned by the institutional shares class of a proprietary mutual fund advised by GQG, calculated gross of management fees but net of other operating expenses.  No portfolio manager’s compensation is directly based on the value of assets in a fund’s portfolio.  In addition, from time-to-time, employees of GQG, including Messrs. Kersmanc, Murthy and S. Jain, may receive an award of restricted stock units in GQG’s parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.
Invesco Advisers, Inc. (“Invesco”)
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to enterprise expectations, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Subadviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group or Market Index
1 Rolling time periods based on calendar year-end.

2 Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
J.P. Morgan Investment Management Inc. (“JP Morgan” – (“JPMIM”)
J.P. Morgan Investment Management’s (“JPMIM”) compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM portfolio managers (“Portfolio Managers”) participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation– base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
●Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one, three, five and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
●The scale and complexity of their investment responsibilities;
●Individual contribution relative to the client’s risk and return objectives;
●Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
●Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
●Reducing or altogether eliminating annual incentive compensation;
●Canceling unvested awards (in full or in part);
●Clawback/recovery of previously paid compensation (cash and / or equity);
●Demotion, negative performance rating or other appropriate employment actions; and
●Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each Portfolio Manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
Name of Fund	Benchmark
NVIT J.P. Morgan U.S. Equity Fund	S&P 500 Gross Return in USD
NVIT J.P. Morgan Digital Evolution Strategy Fund	S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX Gross Return in USD
NVIT J.P. Morgan Equity and Options Total Return Fund	S&P 500 Gross Return in USD
NVIT J.P. Morgan Inflation Managed Fund	Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Total Return in USD
NVIT J.P. Morgan Innovators Fund	Russell 1000 Growth Gross Return in USD
NVIT J.P. Morgan Large Cap Growth Fund	Russell 1000 Growth Gross Return in USD
NVIT J.P. Morgan US Technology Leaders Fund	RUSSELL 1000 EW TECHNOLOGY Gross Return in USD
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the compensation the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm’s compensation is adjusted based upon the performance of the account compared to a benchmark. The type of performance-adjusted compensation, the applicable measurement period and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm is entitled to the basic fee and a fee or allocation which is based on a percentage of the account performance in excess of a benchmark.
Lazard Asset Management LLC (“Lazard”)
Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund’s strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Lazard Portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although Portfolio Manager compensation is not directly tied to assets under management, a Portfolio Manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other Portfolio Managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the Firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the Firm’s Chief Investment Officer (“CIO”) and senior management. The Firm’s CIO and senior management evaluate these other factors annually.
The investment performance component of the annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance; however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio Managers working on several product teams receive a final score based on the relative revenue weight of each product.
Portfolio Managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Firm profitability, and/or investment performance.
General
The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, Firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and Firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.
For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant. The second and third Long Term Incentive Plans are constructed to create mid- term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.
In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the Firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).
Nationwide Asset Management, LLC (“NWAM”)
NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.
The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high-performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.
●Align interests of NWAM and business partners and foster collaboration
●Base a substantial portion of NWAM compensation directly on NWAM
●Recognize qualitative as well as quantitative performance
●Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors
●Provide a high degree of “line of sight” for NWAM participants and other business partners
●Attract and retain individuals with skills critical to the NWAM strategy
●Target median total compensation for the industry
●Utilize variable compensation (annual and long term) to close compensation market gaps.
Newton Investment Management North America LLC (“NIMNA”)
NIMNA employees are remunerated using a combination of base salary and discretionary annual incentive, which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.
Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has Newton awards made under a deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles) and awards under the BNY Restricted Stock Unit plan. This approach aligns us closely with clients and provides employees with an appropriately balanced discretionary incentive arrangement. Most discretionary incentive-eligible employees receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the BNY Restricted Stock Unit plan and a portion in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles).
For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the Newton-wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.
It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period.

Additionally, Newton operates an all-employee long-term incentive plan (LTIP for All), under which all eligible employees are able to receive a deferred cash award linked to the value of a Newton basket of funds. Awards under LTIP for All typically have a three-year vesting period. These awards are not units in the fund but they are marked to market against the value of the Newton managed funds.
Putnam Investment Management, LLC (“Putnam”)
Compensation of portfolio managers
The Investment Manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary. Each portfolio manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and restricted shares of Franklin Resources, Inc. (“Resources”) stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Investment Manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the Investment Manager and/or other officers of the Investment Manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
●Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
●Non-investment performance. The more qualitative contributions of the portfolio manager to the Investment Manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
●Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the Investment Manager’s appraisal.
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the Investment Manager.
Victory Capital Management Inc. (“Victory Capital”)
Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Wellington Management Company LLP (“Wellington Management”)
Wellington Management receives a fee based on the assets under management of the NVIT Real Estate Fund (the “Fund”) as set forth in the Subadvisory Agreement between Wellington Management, Nationwide Variable Insurance Trust and Nationwide Fund Advisors on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2025.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five-year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Stoesser is a Partner.
Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Real Estate Fund	Dow Jones US Select Real Estate Securities Index

OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Allspring Global Investments, LLC
Michael T. Smith, CFA	Mutual Funds: 11 accounts, $8.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $950.47 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 32 accounts, $2.93 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Christopher J. Warner, CFA	Mutual Funds: 11 accounts, $8.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $950.47 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 32 accounts, $2.93 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Robert Gruendyke, CFA	Mutual Funds: 11 accounts, $8.72 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $950.47 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 32 accounts, $2.93 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
BlackRock Investment Management, LLC
Jennifer Hsui, CFA	Mutual Funds: 371 accounts, $3.24 trillion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 93 accounts, $104.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Peter Sietsema	Mutual Funds: 370 accounts, $3.24 trillion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 214 accounts, $1.29 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 136 accounts, $891.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Matt Waldron, CFA	Mutual Funds: 364 accounts, $3.23 trillion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $4.80 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 9 accounts, $8.63 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Steven White	Mutual Funds: 366 accounts, $3.23 trillion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 110 accounts, $106.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
James Mauro	Mutual Funds: 135 accounts, $861.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 45 accounts, $50.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $3.32 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jonathan Graves	Mutual Funds: 36 accounts, $141.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 68 accounts, $31.42 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 9 accounts, $3.03 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Marcus Tom	Mutual Funds: 14 accounts, $82.34 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $50.58 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $1.80 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Cem Inal	Mutual Funds: 10 accounts, $27.25 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $5.34 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $331.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
David Zhao	Mutual Funds: 14 accounts, $31.02 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $6.47 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $394.8 million total assets (1 account, $61.73 million total assets for which the advisory fee is based on performance)
DoubleLine Capital LP
Jeffrey E. Gundlach	Mutual Funds: 30 accounts, $66.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 20 accounts, $6.52 billion total assets (2 accounts, $191.4 million total assets for which the advisory fee is based on performance)
Other Accounts: 66 accounts, 19.38 billion total assets (3 accounts, $1.83 billion total assets for which the advisory fee is based on performance)
Jeffrey J. Sherman, CFA	Mutual Funds: ) 21 accounts, $29.76 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $3.16 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 15 accounts, $4.02 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
FIAM LLC
Sam Polyak, CFA	Mutual Funds: 7 accounts, $21.0 billion total assets (1 accounts, $450 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $7.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 5 accounts, $1.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Stephen DuFour	Mutual Funds: 2 accounts, $6.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $2.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Andrew Sergeant	Mutual Funds: 1 account, $971 million total assets (1 account, $971 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
GQG Partners LLC
Rajiv Jain	Mutual Funds: 15 accounts, $87.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 46 accounts, $49.1 billion total assets (3 accounts, $265 million total assets for which the advisory fee is based on performance)
Other Accounts: 47 accounts, $22.90 billion total assets (7 accounts, $6.03 billion total assets for which the advisory fee is based on performance)
Brian Kersmanc	Mutual Funds: 15 accounts, $87.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 46 accounts, $49.1 billion total assets (3 accounts, $265 million total assets for which the advisory fee is based on performance)
Other Accounts: 47 accounts, $22.90 billion total assets (7 accounts, $6.03 billion total assets for which the advisory fee is based on performance)
Sudarshan Murthy, CFA	Mutual Funds: 15 accounts, $87.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 46 accounts, $49.1 billion total assets (3 accounts, $265 million total assets for which the advisory fee is based on performance)
Other Accounts: 47 accounts, $22.90 billion total assets (7 accounts, $6.03 billion total assets for which the advisory fee is based on performance)
Siddharth Jain	Mutual Funds: 15 accounts, $87.53 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 46 accounts, $49.1 billion total assets (3 accounts, $265 million total assets for which the advisory fee is based on performance)
Other Accounts: 47 accounts, $22.90 billion total assets (7 accounts, $6.03 billion total assets for which the advisory fee is based on performance)
Invesco Advisers, Inc.
Ronald J. Zibelli, Jr., CFA	Mutual Funds: 13 accounts, $44.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $1.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 40[1] accounts, $4.1[1] million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Ash Shah, CFA, CPA	Mutual Funds: 8 accounts, $15.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $101.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Justin Livengood, CFA	Mutual Funds: 6 accounts, $10.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 3 accounts, $391.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 39 accounts, $4.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
J.P. Morgan Investment Management Inc.
Scott B. Davis	Mutual Funds: 28 accounts, $45.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $22.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 48 accounts, $25.3 billion total assets (3 accounts, $502 million total assets for which the advisory fee is based on performance)
Shilpee Raina, CFA	Mutual Funds: 28 accounts, $45.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $22.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 48 accounts, $25.3 billion total assets (3 accounts, $502 million total assets for which the advisory fee is based on performance)
Manish Goyal	Mutual Funds: 3 accounts, $241 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 65 accounts, $24 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
SK Prasad Borra	Mutual Funds: 1 account, $26 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Giri Devulapally	Mutual Funds: 13 accounts, $138.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $33.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 317 accounts, $16.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Joseph Wilson	Mutual Funds: 11 accounts, 129.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $42.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 263 accounts, $14.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Larry H. Lee	Mutual Funds: 16 accounts, $149.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $35 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 29 accounts, $18 billion total assets (1 account, $137 million total assets for which the advisory fee is based on performance)
Holly Morris	Mutual Funds: 9 accounts, $126.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $33.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 19 accounts, $13.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Robert Maloney	Mutual Funds: 9 accounts, $126.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 6 accounts, $33.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 19 accounts, $13.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jason Yum	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Scott E. Grimshaw, CFA	Mutual Funds: 3 accounts, $1.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $651 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 13 accounts, $4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
David Rooney, CFA	Mutual Funds: 4 accounts, 1.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 2 accounts, $732 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 6 accounts, $5 billion total assets (2 accounts, $413 million total assets for which the advisory fee is based on performance)
Edward Fitzpatrick III, CFA	Mutual Funds: 17 accounts, $84.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 11 accounts, $24.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 13 accounts, $5.6 billion total assets (2 accounts, $413 million total assets for which the advisory fee is based on performance)
Hamilton Reiner	Mutual Funds: 16 accounts, $116.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 12 accounts, $5.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Eric Moreau	Mutual Funds: 10 accounts, $33.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $2.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Matthew Bensen, CFA	Mutual Funds: 14 accounts, $114.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 12 accounts, $5.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Judy Jansen	Mutual Funds: 14 accounts, $114.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles:12 accounts, $5.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jacobs Levy Equity Management, Inc.
Bruce I. Jacobs, Ph.D.	Mutual Funds: 14 accounts, $3.91 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 13 accounts, $3.61 billion total assets (2 accounts, $1,080.23 million total assets for which the advisory fee is based on performance)
Other Accounts: 118 accounts, $17.95 billion total assets (18 accounts, $8,595 million total assets for which the advisory fee is based on performance)
Kenneth N. Levy, CFA	Mutual Funds: 14 accounts, $3.91 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 13 accounts, $3.61 billion total assets (2 accounts, $1,080.23 million total assets for which the advisory fee is based on performance)
Other Accounts: 118 accounts, $17.95 billion total assets (18 accounts, $8,595 million total assets for which the advisory fee is based on performance)
Lazard Asset Management LLC
Paul Moghtader	Mutual Funds: 11 accounts, $3.59 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 34 accounts, $5.62 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 91 accounts, $25.33 billion total assets (6 accounts, $740.9 million total assets for which the advisory fee is based on performance)
Peter Kashanek	Mutual Funds: 11 accounts, $3.59 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 34 accounts, $5.62 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 91 accounts, $25.33 billion total assets (6 accounts, $740.9 million total assets for which the advisory fee is based on performance)
Alex Lai	Mutual Funds: 11 accounts, $3.59 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 32 accounts, $5.60 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 90 accounts, $25.33 billion total assets (6 accounts, $740.9 million total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Kurt Livermore	Mutual Funds: 11 accounts, $3.59 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 32 accounts, $5.60 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 90 accounts, 25.33 billion total assets (6 accounts, $740.9 million total assets for which the advisory fee is based on performance)
Ciprian Miran	Mutual Funds: 11 accounts, $3.59 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 32 accounts, $5.60 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 90 accounts, $25.33 billion total assets (6 accounts, $740.9 million total assets for which the advisory fee is based on performance)
Loomis, Sayles & Company, L.P.
Christopher T. Harms	Mutual Funds: 10 accounts, $10.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 9 accounts, $10.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 387 accounts, $31.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Clifton V. Rowe, CFA	Mutual Funds:10_ accounts, $10.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 9 accounts, $10.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 197 accounts, $31.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Daniel Conklin, CFA	Mutual Funds: 10 accounts, $10.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 9 accounts, $10.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 201 accounts, $31.0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Ian Anderson	Mutual Funds: 5 accounts, $3.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $4.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 50 accounts, $6.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Barath W. Sankaran CFA	Mutual Funds: 5 accounts, $3.9 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $4.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 46 accounts, $6.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Matthew J. Eagan, CFA	Mutual Funds: 21 accounts, $39.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 35 accounts, $13.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 100 accounts, $31.8 billion total assets (3 accounts, $346.5 million total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Peter S. Sheehan	Mutual Funds: 6 accounts, $1.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 21 accounts, $1.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 32 accounts, $5.6 billion total assets (3 accounts, $346.5 million total assets for which the advisory fee is based on performance)
Christopher J. Romanelli, CFA	Mutual Funds: 1 account, $83.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $72.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $881.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Stephen M. LaPlante, CFA	Mutual Funds: 3 accounts, $2.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $260.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 21 accounts, $1.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Alessandro Pagani, CFA	Mutual Funds: 3 accounts, $2.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, 260.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 19 accounts, $1.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Nationwide Asset Management, LLC
Chad W. Finefrock, CFA	Mutual Funds: 2 accounts, $425 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles:1 account, $5.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Nicholas J. Kern, CFA	Mutual Funds: 2 accounts, $425 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Newton Investment Management North America, LLC
James H. Stavena	Mutual Funds: 2 accounts, $443.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 20 accounts, $2.77 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 33 accounts, $8.73 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Torrey K. Zaches, CFA	Mutual Funds: 1 account, $170.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Brian C. Ferguson	Mutual Funds: 4 accounts, $10.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $4.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 30 accounts, $3.6 billion total assets (1 account, $24.5 million total assets for which the advisory fee is based on performance)
John C. Bailer, CFA	Mutual Funds: 4 accounts, $10.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 4 accounts, $3.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 18 accounts, $15.2 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Keith Howell, Jr. CFA	Mutual Funds: 7 accounts, $11.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $3.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $869.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Putnam Investment Management, LLC
Darren A. Jaroch, CFA	Mutual Funds: 14 accounts, $58.26 billion total assets (1 account, $1,072.5 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 13 accounts, $17.81 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 10 accounts, $1.73 billion total assets (4 accounts, $2,722.8 million total assets for which the advisory fee is based on performance)
Lauren B. DeMore, CFA	Mutual Funds: 14 accounts, $58.26 billion total assets (1 account, $1,072.5 million total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 13 accounts, $17.81 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 10 accounts, $1.73 billion total assets (4 accounts, $2,722.8 million total assets for which the advisory fee is based on performance)
Victory Capital Management Inc.
Jonathan M. Duensing, CFA	Mutual Funds: 3 accounts, $2.20 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 8 accounts, $1.13 billion total assets (4 accounts, $771.68 million total assets for which the advisory fee is based on performance)
Other Accounts: 11 accounts, $7.11 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jeffrey C. Galloway, CFA	Mutual Funds: 3 accounts, $2.20 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $10.15 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 1 account, $206.48 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Gary H. Miller	Mutual Funds: 10 accounts, $24.45 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $1.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $2.25 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2025)
Gregory M. Conners	Mutual Funds: 10 accounts, $24.45 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $1.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $2.25 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Michael F. Rodarte, CFA	Mutual Funds: 10 accounts, $24.45 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $1.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $2.25 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
James M. Albers, CFA	Mutual Funds: 10 accounts, $24.45 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $1.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 16 accounts, $2.25 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Wellington Management Company LLP
Bradford D. Stoesser	Mutual Funds:14 accounts, $1.61 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 38 accounts, $1.07 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 64 accounts, $1.07 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
1
These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
POTENTIAL CONFLICTS OF INTEREST
Allspring Global Investments, LLC (“Allspring Investments”)
Allspring Investment’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
BlackRock Investment Management, LLC (“BlackRock”)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Mauro, Tom and Graves may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Mauro, Tom and Graves may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
DoubleLine Capital LP (“DoubleLine”)
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.
Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.
Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.
Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with a Fund for investment opportunities.
Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.
FIAM LLC (“FIAM”)
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
GQG Partners LLC (“GQG”)
Potential Conflicts of Interest. GQG’s portfolio managers are also responsible for managing other account portfolios in addition to the fund, including account portfolios in which they and/or other employees of GQG have an ownership interest.
The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with the management of the fund’s investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.
In some cases, another account managed by a portfolio manager may compensate GQG based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for GQG to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.
Another potential conflict could arise in instances in which securities considered as investments for the fund are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security for the fund and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. GQG has implemented specific policies and procedures to address any potential conflicts.

GQG may invest in securities of companies issued by broker-dealers (or their affiliates) used by GQG to effect transactions for client accounts, including the fund.  In addition, from time to time, GQG directs trades to broker-dealers that are clients of GQG (or are affiliated with clients of GQG) that provide investment banking or other financial services to GQG (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which GQG provides investment advisory services (or are affiliated with such sponsors).  These various business relationships with other companies give rise to conflicts of interest and incentives to favor the interests of these companies when GQG provides services to the fund and its other clients.  GQG has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.
Subject to its duty to seek best execution, GQG often selects broker-dealers that furnish GQG with proprietary and/or third-party research and brokerage services (collectively, “Services”) that provide, in GQG’s view, appropriate assistance in the investment decision-making process.  These Services may be bundled with the trade execution, clearing, or settlement services provided by a particular broker-dealer and/or, subject to applicable law, GQG may pay for such Services with client commissions (or “soft dollars”).  Services received by GQG may include, for example, proprietary and third-party research reports on markets, companies, industries and securities, access to broker-dealer analysts and issuer representatives, and trading software to route orders to market centers.  As a result, the fund may pay a commission that is higher than the commission another qualified broker-dealer might charge to effect the same transaction. Use of soft dollars may create a conflict of interest in executing trades for client accounts. Services may be used in servicing any or all of GQG’s clients, and may benefit certain accounts more than others. GQG receives such Services in a manner consistent with the “safe harbor” requirements of Section 28(e) of the Exchange Act and has adopted policies and procedures to mitigate conflicts.
Invesco Advisers, Inc. (“Invesco”)
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
●The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
●If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
●Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
●The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
●In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

J.P. Morgan Investment Management Inc. (“JP Morgan” – (“JPMIM”)
J.P. Morgan Investment Management Inc. and/or its affiliates (the “Affiliates” or “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients (including third-party registered investment companies (“Funds”)) and individual investors. The following describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding JPMorgan is set forth in JPMorgan’s Form ADV. A copy of Part 1 and Part 2A of JPMorgan’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Acting for Multiple Clients. The potential for conflicts of interest exists when portfolio managers manage a fund and other accounts with similar investment objectives and strategies as the fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMIM and its Affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when Funds or Other Accounts engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for a Fund are based on research or other information that is also used to support portfolio decisions by JPMIM for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMIM’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for JPMIM to favor the account paying it the potentially higher fee, e.g., in placing securities trades.

JPMIM and its Affiliates, and any of their directors, partners, officers, agents or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or an Affiliate. JPMorgan and/or an Affiliate, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, an Affiliate or any of its employees may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or an Affiliate or its clients. JPMIM, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
Preferential Treatment. JPMIM receive mores compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMIM and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities raise a potential conflict of interest because JPMorgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. When JPMorgan serves as sub-adviser (or investment adviser) to an underlying Fund, as well as certain Funds-of-Funds, it faces certain potential conflicts of interest when allocating the assets of the sub-advised Funds-of-Fund among its underlying Funds. For example, JPMorgan has an incentive to allocate assets of the Fund-of-Funds to seed a new fund or to allocate to an underlying Fund that is small, pays higher fees to JPMorgan or to which JPMorgan has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions. imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could policies preclude a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by JPMIM on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
The goal of JPMIM and its Affiliates is to meet its fiduciary obligation with respect to all clients. JPMIM and its Affiliates have policies and procedures that seek to manage conflicts. JPMIM and its Affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its Affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMIM’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets. If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its Affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the fund’s account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the fund’s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.
Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.
Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts often invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the fund’s account). Jacobs Levy typically aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the fund’s account).
Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.
Jacobs Levy provides model portfolios to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy executes trades for other clients whose accounts utilize the same investment strategy as the model(s). Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.
Lazard Asset Management LLC (“Lazard”)
Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts.

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:
●Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolio. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
●Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
●Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolio manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
●Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolio.
●Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manager an incentive to favor such Similar Accounts over the corresponding Portfolios.
●A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Enhanced Opportunities Portfolio, it may be seen as harmful to the performance of any Fund investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.
●Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, other such Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

●Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).
The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the Portfolio Managers. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the Portfolio Manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a Portfolio Manager’s other accounts, the Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the Portfolio Manager in the allocation of management time and resources, Loomis Sayles strives to ensure that Portfolio Managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a Portfolio Manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Nationwide Asset Management, LLC (“Nationwide Asset Management”)
Nationwide Asset Management is a separate, wholly owned subsidiary of Nationwide Mutual Insurance Company. Certain employees of the firm may also provide advisory services to affiliated portfolios outside of the Registered Investment Adviser, including Nationwide Life Insurance and Nationwide Mutual Insurance, side by side to its clients.
Nationwide Fund Distributors, LLC is an affiliated broker dealer that distributes funds for which Nationwide Asset Management performs sub-advisory services on behalf of Nationwide Funds Advisors to Nationwide Mutual Funds and the Nationwide Variable Insurance Trust.

Investment adviser representatives of Nationwide Asset Management may also be representatives of our affiliated broker-dealers Nationwide Investment Services Corporation and Nationwide Securities. Nationwide Asset Management does not place trades through affiliated broker-dealers.
Nationwide Asset Management has adopted a Code of Ethics and Gifts and Entertainment Policy for all supervised persons of the firm describing its high standard of business conduct, and fiduciary duty to its clients. The Code of Ethics includes provisions relating to the confidentiality of client information, a prohibition on insider trading, restrictions on the acceptance of significant gifts and the reporting of certain gifts and business entertainment items, and personal securities trading procedures, among other things. All supervised persons at Nationwide Asset Management must acknowledge the terms of the Code of Ethics annually, or as amended.
Nationwide Asset Management anticipates that, in appropriate circumstances, consistent with clients’ investment objectives, it will cause accounts over which it has management authority to effect, and will recommend to investment advisory clients or prospective clients, the purchase or sale of securities in which its access persons, its affiliates and/or clients, directly or indirectly, have a position of interest. Nationwide Asset Management’s personnel are required to follow its Code of Ethics. Subject to satisfying this policy and applicable laws, officers, directors and employees of Nationwide Asset Management and its affiliates may trade for their own accounts in securities which are recommended to and/or purchased for its clients. The Code of Ethics is designed to assure that the personal securities transactions, activities and interests of the employees of Nationwide Asset Management will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts. Under the Code certain classes of securities have been designated as exempt transactions, based upon a determination that these would materially not interfere with the best interest of Nationwide Asset Management’s clients. In addition, the Code requires pre-clearance of certain transactions against a restricted list. Nonetheless, because the Code of Ethics in some circumstances would permit employees to invest in the same securities as clients, there is a possibility that employees might benefit from market activity by a client in a security held by an employee. Employee trading is continually monitored under the Code of Ethics to reasonably prevent conflicts of interest between Nationwide Asset Management and its clients.
Nationwide Asset Management may use the products or services provided by brokers to service all accounts managed by it and not just the accounts whose transactions were associated with the broker providing the product or service. However, Nationwide Asset Management expects that each client will benefit overall by this practice because each is receiving the benefit of research services that it might not otherwise receive. To the extent brokers supply research to the firm, it is relieved of expenses that it might otherwise bear.
There are situations where Nationwide Asset Management would deem it advisable to purchase or sell the same securities for two or more clients at the same time, or approximately the same time. In this case, Nationwide Asset Management may execute the orders to purchase or sell on an aggregated basis. When possible, client trades in the same security will be aggregated into a Single Executable Order when the firm determines that it is consistent with best execution and in the best interests of its clients.
Aggregated trades may be used to facilitate best execution by negotiating more favorable prices, obtaining more timely execution or reducing overall transaction costs.
When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. Affiliated accounts may be included in aggregated trade orders.
Nationwide Asset Management does not engage in cross trades between client portfolios.
The firm does not have soft dollar arrangements with broker-dealers however it does receive research materials.
Newton Investment Management North America, LLC (“NIMNA”)
It is the policy of the Firm to make business decisions free from conflict. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain.

As an asset manager with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY”), potential conflicts may also arise between NIMNA and other BNY companies. NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client.
Putnam Investment Management, LLC (“Putnam”)
Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGER(S)” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Manager believes are faced by investment professionals at most major financial firms. As described below, the Investment Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
●The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
●The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
●The trading of other accounts could be used to benefit higher-fee accounts (front-running).
●The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
The Investment Manager attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under the Investment Manager’s policies:
●Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
●All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
●All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
●Front running is strictly prohibited.
●Except as provided in Part I of this SAI, the fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, the Investment Manager has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, the Investment Manager or related persons may from time to time establish “pilot” or “incubator” accounts for the purpose of testing proposed investment strategies and products before offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by the Investment Manager or an affiliate. The Investment Manager or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. The Investment Manager, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of pilot accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. The Investment Manager’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in the Investment Manager’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, the Investment Manager’s trading desk may, to the extent permitted by applicable laws and regulations and where practicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Manager’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in the Investment Manager’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. However, accounts advised or sub-advised by FTIML will only place trades at an execution-only commission rate, whereas other Putnam accounts may pay an additional amount for research and other products and services (a “bundled” or “full service” rate). The Investment Manager may aggregate trades in FTIML accounts with other Putnam accounts that pay a bundled rate as long as all participating accounts pay the same execution rate. To the extent that non-FTIML accounts pay a bundled rate, the FTIML and other Putnam accounts would not be paying the same total commission rate. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Investment Manager’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. The Investment Manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the fund. Depending on goals or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Investment Manager has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the fund from participating in the public offering, which could cause the fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “Personal Investments by Employees of the Investment Manager and Franklin Distributors and Officers and Trustees of the Fund.”
For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGER(S)” “Other accounts managed” in Part I of the SAI.

Victory Capital Management Inc. (“Victory Capital”)
Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.
Wellington Management Company LLP (“Wellington Management”)
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT ALLSPRING DISCOVERY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	40,311,049.564	96.13%
NVIT ALLSPRING DISCOVERY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13,885,044.307	99.36%
NVIT BLACKROCK EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,416,614.435	91.32%
NVIT BLACKROCK EQUITY DIVIDEND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	197,485.505	7.46%
NVIT BLACKROCK EQUITY DIVIDEND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21,314,932.460	99.87%
NVIT BLACKROCK EQUITY DIVIDEND FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	783,174.397	86.59%
NVIT BLACKROCK EQUITY DIVIDEND FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE PLACA-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	121,259.393	13.41%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	57,871,768.413	94.80%
NVIT BNY MELLON DYNAMIC U.S. CORE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	20,434,578.826	99.85%
NVIT BNY MELLON DYNAMIC U.S. EQUITY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11,690,402.460	95.62%
NVIT BNY MELLON DYNAMIC U.S. EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,541,287.814	100.00%
NVIT BNY MELLON DYNAMIC U.S. EQUITY FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9,296,407.022	71.20%
NVIT BNY MELLON DYNAMIC U.S. EQUITY FUND CLASS X	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,189,337.679	16.77%
NVIT BNY MELLON DYNAMIC U.S. EQUITY FUND CLASS X	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,570,220.089	12.03%
NVIT BNY MELLON DYNAMIC U.S. EQUITY FUND CLASS Z	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27,483,038.981	100.00%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BOND INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	25,835,307.955	91.47%
NVIT BOND INDEX FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,408,782.389	8.53%
NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	18,882,685.536	19.31%
NVIT BOND INDEX FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	14,194,605.162	14.51%
NVIT BOND INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13,193,184.574	13.49%
NVIT BOND INDEX FUND CLASS Y	NVIT INV DEST BALANCED FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	12,633,003.373	12.92%
NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	9,048,222.137	9.25%
NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	7,904,727.207	8.08%
NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	6,535,452.260	6.68%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT BOND INDEX FUND CLASS Y	NVIT INVESTOR DESTINATIONS CONSERVATIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	6,000,717.833	6.14%
NVIT DOUBLELINE TOTAL RETURN TACTICAL FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	672.502	100.00%
NVIT DOUBLELINE TOTAL RETURN TACTICAL FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7,885,048.234	97.38%
NVIT DOUBLELINE TOTAL RETURN TACTICAL FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,451,765.862	86.56%
NVIT DOUBLELINE TOTAL RETURN TACTICAL FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	686,081.213	13.34%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS D	FORTITUDE LIFE INSURANCE & ANNUITY COMPANY ATTN SEPARATE ACCTS TRADE CONFIRMS 213 WASHINGTON ST FL 7 NEWARK NJ 07102-2992	1,022,480.976	79.72%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS D	PRUCO LIFE INSURANCE COMPANY ATTN SEPARATE ACCTS TRADE CONFIRMS 213 WASHINGTON ST 7FL NEWARK NJ 07102-2917	179,112.842	13.96%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13,301,830.680	89.00%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,343,419.338	8.99%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,970,345.000	97.15%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	2,978,896.901	21.67%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	2,601,381.406	18.92%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	2,443,072.320	17.77%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	1,644,464.354	11.96%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	1,476,094.163	10.74%
NVIT FIDELITY INSTITUTIONAL AM® EMERGING MARKETS FUND CLASS Y	NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	1,400,678.241	10.19%
NVIT FIDELITY INSTITUTIONAL AM® WORLDWIDE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9,272,675.579	92.08%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT FIDELITY INSTITUTIONAL AM® WORLDWIDE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	796,602.116	7.91%
NVIT FIDELITY INSTITUTIONAL AM® WORLDWIDE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	9,852,615.301	97.06%
NVIT GOVERNMENT BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	26,736,675.578	97.23%
NVIT GOVERNMENT BOND FUND CLASS II	C/O IPO PORTFOLIO ACCOUNTING NATIONWIDE LIFE INSURANCE COMPANY NWVA4 PO BOX 182029 COLUMBUS OH 43218-2029	706,693.334	100.00%
NVIT GOVERNMENT BOND FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	844,328.295	89.56%
NVIT GOVERNMENT BOND FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE PLACA-VA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	98,462.207	10.44%
NVIT GOVERNMENT BOND FUND CLASS Y	NATIONWIDE FINANCIAL SERVICES INC ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	607.676	100.00%
NVIT GOVERNMENT MONEY MARKET FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,204,623,933.470	92.81%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT GOVERNMENT MONEY MARKET FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	89,617,820.300	6.90%
NVIT GOVERNMENT MONEY MARKET FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	213,832,200.520	98.37%
NVIT GOVERNMENT MONEY MARKET FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27,707,452.240	83.84%
NVIT GOVERNMENT MONEY MARKET FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE PLACA-VA C/O IPO PORTFOLIO ACCOUNTING PO BOX 18029 COLUMBUS OH 432182029	5,340,159.336	16.16%
NVIT GOVERNMENT MONEY MARKET FUND CLASS V	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	844,923,708.730	84.32%
NVIT GOVERNMENT MONEY MARKET FUND CLASS V	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-C C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	157,147,528.060	15.68%
NVIT GOVERNMENT MONEY MARKET FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,067,361,151.770	95.87%
NVIT GOVERNMENT MONEY MARKET FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWJNVA-1 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	34,977,163.520	3.14%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT GQG US QUALITY EQUITY FUND (FORMERLY, NVIT CALVERT EQUITY FUND) CLASS I	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	383,151.256	55.05%
NVIT GQG US QUALITY EQUITY FUND (FORMERLY, NVIT CALVERT EQUITY FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	312,885.261	44.95%
NVIT GQG US QUALITY EQUITY FUND (FORMERLY, NVIT CALVERT EQUITY FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7,257,315.008	97.80%
NVIT INTERNATIONAL EQUITY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11,556,122.866	82.80%
NVIT INTERNATIONAL EQUITY FUND CLASS I	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,514,285.678	10.85%
NVIT INTERNATIONAL EQUITY FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	857,992.125	6.15%
NVIT INTERNATIONAL EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14,928,546.355	99.74%
NVIT INTERNATIONAL INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	23,198,448.572	92.24%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT INTERNATIONAL INDEX FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,952,445.109	7.76%
NVIT INTERNATIONAL INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,630,652.111	76.51%
NVIT INTERNATIONAL INDEX FUND CLASS II	TRANSAMERICA LIFE INSURANCE COMPANY EM PRIVATE PLACEMENT 4333 EDGEWOOD RD NE # MS4410 CEDAR RAPIDS IA 52499-0001	296,366.539	13.90%
NVIT INTERNATIONAL INDEX FUND CLASS II	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	204,404.798	9.59%
NVIT INTERNATIONAL INDEX FUND CLASS VIII	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	18,228,526.679	100.00%
NVIT INTERNATIONAL INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14,125,583.091	89.09%
NVIT INTERNATIONAL INDEX FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,644,282.091	10.37%
NVIT INVESCO SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6,841,126.344	85.07%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT INVESCO SMALL CAP GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,168,753.948	14.53%
NVIT INVESCO SMALL CAP GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6,808,460.549	100.00%
NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,163,742.966	93.49%
NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND CLASS II	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	79,084.411	6.35%
NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	481,832.721	59.03%
NVIT J.P. MORGAN DIGITAL EVOLUTION STRATEGY FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	334,434.411	40.97%
NVIT J.P. MORGAN EQUITY AND OPTIONS TOTAL RETURN FUND (FORMERLY, NVIT AQR LARGE CAP DEFENSIVE STYLE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14,811,438.391	85.79%
NVIT J.P. MORGAN EQUITY AND OPTIONS TOTAL RETURN FUND (FORMERLY, NVIT AQR LARGE CAP DEFENSIVE STYLE FUND) CLASS I	NATIONWIDE INSURANCE CO SBL-NWMF C/O IPO PORTFOLIO PO BOX 182029 COLUMBUS OH 43218-2029	1,131,475.271	6.55%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT J.P. MORGAN EQUITY AND OPTIONS TOTAL RETURN FUND (FORMERLY, NVIT AQR LARGE CAP DEFENSIVE STYLE FUND) CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,119,737.344	6.49%
NVIT J.P. MORGAN EQUITY AND OPTIONS TOTAL RETURN FUND (FORMERLY, NVIT AQR LARGE CAP DEFENSIVE STYLE FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,267,823.413	100.00%
NVIT J.P. MORGAN EQUTY AND OPTIONS TOTAL RETURN FUND (FORMERLY, NVIT AQR LARGE CAP DEFENSIVE STYLE FUND) CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6,539,396.837	98.22%
NVIT J.P. MORGAN INFLATION MANAGED FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,279,637.039	97.85%
NVIT J.P. MORGAN INFLATION MANAGED FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	27,670.699	2.12%
NVIT J.P. MORGAN INFLATION MANAGED FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	19,982,933.040	87.76%
NVIT J.P. MORGAN INFLATION MANAGED FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	2,515,129.926	11.05%
NVIT J.P. MORGAN INNOVATORS FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	355,242.604	52.20%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT J.P. MORGAN INNOVATORS FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	325,336.677	47.80%
NVIT J.P. MORGAN LARGE CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,071,215.542	79.69%
NVIT J.P. MORGAN LARGE CAP GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	272,611.478	20.28%
NVIT J.P. MORGAN LARGE CAP GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15,479,367.557	99.52%
NVIT J.P. MORGAN LARGE CAP GROWTH FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,456,129.818	82.76%
NVIT J.P. MORGAN LARGE CAP GROWTH FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	303,308.158	17.24%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6,596,349.990	99.38%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT BLUE PRINT CAPITAL APPRECIATION 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	10,895,226.610	13.71%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	9,585,225.233	12.06%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	9,220,258.958	11.60%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT BLUE PRINT MODERATE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	8,708,114.268	10.95%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT BLUE PRINT MANAGED GROWTH FUND 1 NATIONWIDE PLZ MSC 2-02-210 COLUMBUS OH 43215-2226	6,226,848.372	7.83%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	6,176,818.858	7.77%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT INV DEST BALANCED FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	5,114,099.775	6.43%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT BLUE PRINT BALANCED 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	5,020,070.513	6.31%
NVIT J.P. MORGAN U.S. EQUITY FUND CLASS Y	NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	4,342,976.244	5.46%
NVIT J.P. MORGAN US TECHNOLOGY LEADERS FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	320.453	100.00%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT J.P. MORGAN US TECHNOLOGY LEADERS FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	963,079.208	75.62%
NVIT J.P. MORGAN US TECHNOLOGY LEADERS FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY ATTN IMG FINANCE 1 NATIONWIDE PLZ 1 33 13 COLUMBUS OH 43215-2239	310,479.448	24.38%
NVIT JACOBS LEVY LARGE CAP CORE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	19,448,204.133	99.02%
NVIT JACOBS LEVY LARGE CAP CORE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,813,652.025	100.00%
NVIT JACOBS LEVY LARGE CAP GROWTH FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13,705,997.141	77.86%
NVIT JACOBS LEVY LARGE CAP GROWTH FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,066,742.556	17.42%
NVIT JACOBS LEVY LARGE CAP GROWTH FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	38,489,917.074	100.00%
NVIT LOOMIS CORE BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,880,905.368	51.54%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT LOOMIS CORE BOND FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,708,273.111	48.46%
NVIT LOOMIS CORE BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,789,688.994	100.00%
NVIT LOOMIS CORE BOND FUND CLASS P	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	45,415,967.436	100.00%
NVIT LOOMIS CORE BOND FUND CLASS Y	NVIT BLUE PRINT BALANCED 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	56,071,175.003	17.43%
NVIT LOOMIS CORE BOND FUND CLASS Y	NVIT BLUE PRINT MODERATE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	54,674,987.498	17.00%
NVIT LOOMIS CORE BOND FUND CLASS Y	NVIT BLUE PRINT MANAGED GROWTH FUND 1 NATIONWIDE PLZ MSC 2-02-210 COLUMBUS OH 43215-2226	47,836,911.674	14.87%
NVIT LOOMIS CORE BOND FUND CLASS Y	NVIT BLUE PRINT CAPITAL APPRECIATION 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	47,030,180.820	14.62%
NVIT LOOMIS CORE BOND FUND CLASS Y	NVIT BLUE PRINT CONSERVATIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	23,737,372.637	7.38%
NVIT LOOMIS CORE BOND FUND CLASS Y	NVIT BLUE PRINT MODERATE CONSERVATIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	19,078,758.070	5.93%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT LOOMIS SHORT TERM BOND FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	28,132,900.457	95.58%
NVIT LOOMIS SHORT TERM BOND FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15,510,453.512	99.93%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT BLUE PRINT BALANCED 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	12,856,221.821	15.79%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT BLUE PRINT MODERATE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	10,617,236.562	13.04%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT BLUE PRINT MANAGED GROWTH FUND 1 NATIONWIDE PLZ MSC 2-02-210 COLUMBUS OH 43215-2226	9,801,532.796	12.04%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT INVESTOR DESTINATIONS BALANCED FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	6,168,571.517	7.57%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT INVESTOR DESTINATIONS MODERATE FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	6,100,901.057	7.49%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT BLUE PRINT CONSERVATIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	5,567,757.121	6.84%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	5,431,670.786	6.67%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT BLUE PRINT CAPITAL APPRECIATION 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	5,399,864.807	6.63%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT BLUE PRINT MODERATE CONSERVATIVE 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	4,988,472.531	6.13%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NVIT INV DEST CAP APPRECIATION FUND 1 NATIONWIDE PLZ MSC 5-02-210 COLUMBUS OH 43215-2226	4,481,364.751	5.50%
NVIT LOOMIS SHORT TERM BOND FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21,903.457	0.03%
NVIT LOOMIS SHORT TERM HIGH YIELD FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12,868,009.031	92.85%
NVIT LOOMIS SHORT TERM HIGH YIELD FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	759,145.351	5.48%
NVIT MID CAP INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	44,853,072.426	95.14%
NVIT MID CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVA7 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,305,774.550	55.33%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT MID CAP INDEX FUND CLASS II	GREAT WEST LIFE & ANNUITY INS CO 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	1,004,371.137	42.56%
NVIT MID CAP INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,801,427.177	76.61%
NVIT MID CAP INDEX FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,109,183.091	22.35%
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 18029 COLUMBUS OH 432182029	1,023,157.016	85.48%
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE PLACA-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	173,859.038	14.52%
NVIT MULTI-MNAGER SMALL COMPANY FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11,683,093.676	96.11%
NVIT MULTI-MNAGER SMALL COMPANY FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,350,193.586	100.00%
NVIT NASDAQ-100 INDEX FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA6 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,408,132.655	60.90%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT NASDAQ-100 INDEX FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,545,619.308	39.09%
NVIT NASDAQ-100 INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	16,283,935.464	91.16%
NVIT NASDAQ-100 INDEX FUND CLASS II	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	959,927.001	5.37%
NVIT PUTNAM INTERNATIONAL VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,818,987.648	97.74%
NVIT PUTNAM INTERNATIONAL VALUE FUND CLASS X	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,681,039.075	76.43%
NVIT PUTNAM INTERNATIONAL VALUE FUND CLASS X	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	689,393.595	14.31%
NVIT PUTNAM INTERNATIONAL VALUE FUND CLASS X	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	445,772.687	9.26%
NVIT PUTNAM INTERNATIONAL VALUE FUND CLASS Z	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12,869,519.090	100.00%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13,713,837.665	84.85%
NVIT REAL ESTATE FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,448,216.686	15.15%
NVIT REAL ESTATE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8,832,370.605	100.00%
NVIT S&P 500 INDEX FUND CLASS I	C/O IPO PORTFOLIO ACCOUNTING NATIONWIDE LIFE INSURANCE COMPANY NWVA4 PO BOX 182029 COLUMBUS OH 43218-2029	68,940,574.554	63.07%
NVIT S&P 500 INDEX FUND CLASS I	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	40,361,380.163	36.93%
NVIT S&P 500 INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	251,283,343.738	99.92%
NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	18,712,053.140	86.70%
NVIT S&P 500 INDEX FUND CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE PLACA-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,869,697.330	13.30%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT S&P 500 INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	46,076,527.508	80.30%
NVIT S&P 500 INDEX FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10,456,902.136	18.22%
NVIT SMALL CAP INDEX FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	37,841,525.089	92.25%
NVIT SMALL CAP INDEX FUND CLASS II	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	3,177,647.456	7.75%
NVIT SMALL CAP INDEX FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	15,806,171.356	75.26%
NVIT SMALL CAP INDEX FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,983,144.399	23.73%
NVIT SMALL CAP VALUE FUND (FORMERLY, NVIT MULTI-MANAGER SMALL CAP VALUE FUND FUND) CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5,528,011.415	100.00%
NVIT SMALL CAP VALUE FUND (FORMERLY, NVIT MULTI-MANAGER SMALL CAP VALUE FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12,398,365.047	93.94%

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT SMALL CAP VALUE FUND (FORMERLY, NVIT MULTI-MANAGER SMALL CAP VALUE FUND) CLASS IV	NATIONWIDE LIFE INSURANCE COMPANY PMLIC-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,946,127.425	89.04%
NVIT SMALL CAP VALUE FUND (FORMERLY, NVIT MULTI-MANAGER SMALL CAP VALUE FUND) CLASS IV	NATIONWIDE LIFE & ANNUITY INSURANCE PLACA-VLI C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	239,644.478	10.96%
NVIT STRATEGIC INCOME FUND (FORMERLY, NVIT AMUNDI MULTI SECTOR BOND FUND) CLASS I	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	50,519,979.657	95.90%
NVIT VICTORY MID CAP VALUE FUND CLASS I	C/O IPO PORTFOLIO ACCOUNTING NATIONWIDE LIFE AND ANNUITY INS CO NWVL-G PO BOX 182029 COLUMBUS OH 43218-2029	2,005,442.338	56.68%
NVIT VICTORY MID CAP VALUE FUND CLASS I	NATIONWIDE LIFE INSURANCE CO NWVLI-4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,223,028.726	34.57%
NVIT VICTORY MID CAP VALUE FUND CLASS I	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	309,646.318	8.75%
NVIT VICTORY MID CAP VALUE FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	52,654,980.107	99.65%

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
NATIONWIDE VARIABLE INSURANCE TRUST
NVIT iShares® Global Equity ETF Fund Class II Class Y	NVIT iShares® Fixed Income ETF Fund Class II Class Y
Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 69 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus is posted on the Funds' website, https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/, or may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 800-848-6331.
This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated April 30, 2026. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with it.
The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust on Form N-CSR for the fiscal year ended December 31, 2025 and the Financial Statements of the Trust on Form N-CSR for the period ended June 30, 2025, are incorporated herein by reference. Copies of the Annual Report and Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-6331.
THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

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General Information and History
Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on October 1, 2004, pursuant to a Second Amended and Restated Agreement and Declaration of Trust dated June 17, 2009 (the “Second Amended and Restated Declaration of Trust”). The Trust currently consists of 69 separate series, each with its own investment objective.
The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Additional Information on Portfolio Instruments, Strategies and Investment Policies
The Funds are “funds-of-funds,” which means that each Fund invests primarily in unaffiliated exchange-traded funds (“ETFs”). For purposes of this SAI, ETFs in which the Funds invest are referred to as “Underlying Funds.” The Funds generally do not invest directly in individual securities, although they are exposed to them indirectly through their investments in the Underlying Funds. The Prospectus discusses each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Funds’ Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus. For the purposes of this section, “Additional Information on Portfolio Instruments, Strategies and Investment Policies,” the term “Fund” shall mean either a Fund or one or more Underlying Funds in which such Fund invests.
An Underlying Fund’s use of a particular strategy or investment technique depends upon that Underlying Fund’s investment objective, policies and restrictions, as described in its prospectus or statement of additional information. For further information about an Underlying Fund, please consult its prospectus and statement of additional information.
The following is a list of the ETFs in which the Funds may currently invest. The Funds invest primarily in unaffiliated Underlying Funds, which are sponsored and advised by BlackRock Fund Advisors (or its affiliates) (“BFA”). This list may be updated from time to time without notice to shareholders. Each of the Underlying Funds is described briefly in the Funds’ Prospectus.
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P 500 ETF
iShares Edge MSCI USA Momentum Factor ETF
iShares Edge MSCI USA Value Factor ETF
iShares Edge MSCI USA Quality Factor ETF
iShares Edge MSCI USA Size Factor ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares U.S. Small-Cap Equity Factor ETF
iShares Core MSCI International Developed Markets ETF
iShares Core MSCI EAFE ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core Total USD Bond Market ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares MBS ETF
iShares U.S. Equity Factor Rotation Active ETF
iShares U.S. Treasury Bond ETF
Fund-of-Funds Investing
Each Fund is a “fund-of-funds” that seeks to meet its respective objective by investing in shares of other investment companies. The Trust relies on Rule 12d1-4 under the 1940 Act which generally permits, subject to the conditions stated in the rule, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition
1

to the advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
Investment Strategies
The NVIT iShares Global Equity ETF Fund (“Global Equity Fund”) aims to provide diversification across traditional equity asset classes - large-cap, mid-cap and small-cap domestic stocks issued by both U.S. and foreign issuers. The NVIT iShares Fixed Income ETF Fund (“Fixed Income Fund”) aims to provide diversification across traditional fixed-income asset classes - U.S. and foreign corporate bonds, U.S. government bonds, sovereign bonds issued by foreign governments, mortgage-backed securities and asset-backed securities. Each Fund is designed to provide a different asset allocation option corresponding to each Fund’s different investment goals and risk tolerance levels, by investing the majority, if not all, of its assets in unaffiliated Underlying Funds offered by BFA. As the subadviser to each Fund, BlackRock Investment Management, LLC (“BlackRock”) utilizes a strategic allocation approach to major asset classes consistent with prudent investment management and overall tracking to hedgeable indices. BlackRock has responsibility for determining each Fund’s asset allocation and its investments in Underlying Funds. As BlackRock is an affiliate of the investment adviser to each of the Underlying Funds, BlackRock could be subject to a conflict of interest because its affiliate receives investment advisory fees from such Underlying Funds, which are in addition to the fees BlackRock receives for subadvising the Funds. As the subadviser to each Fund, however, BlackRock has a fiduciary duty to each Fund and must act in each Fund’s best interests. This asset allocation program, which is designed for longer-term investors, designates specified percentages within multiple securities asset classes with the intent of creating a diversified portfolio reflecting a particular investment objective and risk/return profile. Depending on each Fund’s target risk level, such Fund invests different amounts in the various asset classes and Underlying Funds to achieve its investment objective.
The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. BlackRock periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.
The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.
Bank and Corporate Loans
Each of the Funds may invest in bank or corporate loans. Bank or corporate loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. A Fund may enter into Participations and Assignments on a forward
2

commitment or “when issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when issued securities, see “When Issued Securities and Delayed-Delivery Transactions” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore a Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by a Fund’s subadviser that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which a Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
In certain circumstances, Loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as a Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Borrowing
Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1∕3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” each Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s portfolio management in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s portfolio management from managing a Fund’s portfolio in accordance with the Fund’s investment
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objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Brady Bonds
Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's portfolio management may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the portfolio management’s expectations with respect to Brady Bonds will be realized.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Each Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
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Collateralized Debt Obligations
Collateralized debt obligations (“CDOs”) are a type of asset-backed security and include, among other things, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The cash flows from the CDO trust are split generally into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but generally are safer investments than more junior tranches because, should there be any default, senior tranches typically are paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the subadviser under liquidity policies approved by the Board of Trustees. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically senior loans, the assets also may include: (i) unsecured loans, (ii) other debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in senior loans. When investing in CLOs, a Fund will not invest in equity tranches, which are the lowest tranche. However, a Fund may invest in lower debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior debt tranches of the CLO. In addition, a Fund may invest in CLOs consisting primarily of individual senior loans of borrowers and not repackaged CLO obligations from other high risk pools. The underlying senior loans purchased by CLOs generally are performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of a Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.
A Fund may have the right to receive payments only from the CLOs, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain CLOs enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying a CLO will rise or fall, these prices (and, therefore, the prices of CLOs) will be
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influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLOs owned by a Fund.
Certain CLOs may be thinly traded or have a limited trading market. CLOs typically are offered and sold privately. As a result, investments in CLOs may be characterized by a Fund as illiquid securities. In addition to the general risks associated with debt securities discussed below, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Debt Obligations
Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long-term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.
Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact a Fund’s operations and return potential. Additionally, a significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.
Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term-to-maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
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There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s portfolio management will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Low or Negative Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank.
If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its portfolio management to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, a Fund must rely entirely on the credit assessment of the Fund’s portfolio management.
Subsequent to the purchase of securities by a Fund, the issuer of the securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s portfolio management will consider such events in its determination of whether the Fund should continue to hold the securities.
In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
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Derivative Instruments
A derivative is a financial instrument the value of which is derived from a security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, also may use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors (“NFA” or the “Adviser”) has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to the Funds and, therefore, is not subject to regulation as a commodity pool operator under the CEA with respect to the Funds.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”), imposes requirements and restrictions on the Funds' use of derivatives to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige the Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, the Funds' investment in such derivatives is limited through a value-at-risk or “VaR” test. Funds whose use of such derivatives is more than a limited specified exposure amount are required to establish and maintain a derivatives risk management program, subject to oversight by the Board of Trustees of the Trust (“Board of Trustees”), and appoint a derivatives risk manager to implement such program. To the extent a Fund’s compliance with Rule 18f-4 affects how the Fund uses derivatives, Rule 18f-4 may adversely affect the Fund’s performance and/or increase costs related to the Fund’s use of derivatives.
Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
(1)
Successful use of most derivatives depends upon a Fund’s portfolio management’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
(2)
There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
(3)
Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of
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unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s portfolio management projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.
(4)
As described below, a Fund might be required to make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences” in this SAI.
Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options can serve as a long hedge (i.e., taking a long position in the underlying security), and the purchase of put options can serve as a short hedge (i.e., taking a short position in the underlying security). Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can be exercised only at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
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A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option.
Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s portfolio management believes it is more advantageous to a Fund than purchasing the futures contract.
To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
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A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset, commodity or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.
No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the
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normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
A Fund that enters into a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.
Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund also may invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)
Structured Notes. An Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also “Additional Information on Portfolio Instruments, Strategies and Investment Policies— Restricted, Non-Publicly Traded and Illiquid Securities.”
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
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Swap Agreements. The Funds may enter into securities index, interest rate, total return, currency exchange rate or single/multiple security swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as (but not limited to) for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase or decrease in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities, such as a selection of particular securities or those representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. See “Swaps regulation” below.
The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund). Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s portfolio management’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments, replicate a particular benchmark index, or otherwise achieve the intended results. Swap agreements, especially OTC uncleared swap agreements, may be considered to be illiquid.
Swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has adopted rules implementing most of the swap regulations dictated by the Dodd-Frank Act. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
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In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
A Fund will enter uncleared swap agreements only with counterparties that the Fund’s portfolio management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.
When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
CFTC rules require the trading and execution of certain cleared swaps on Swap Execution Facilities (“SEFs”), which are trading systems on platforms in which multiple participants have the ability to execute or trade swaps by accepting bids and offers made by multiple participants on the facility or system, through any means of interstate commerce. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Risks of cleared swaps. As noted above, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central
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clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.
Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Equity Swaps. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including (but not limited to) circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. Until equity swaps are designated for central clearing, the counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Funds the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and the Funds may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any.
Credit Default Swaps. A Fund may enter into credit default swap contracts for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread (e.g., to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities). The Funds also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that Funds anticipate purchasing at a later date, or for other hedging purposes.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar
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event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk–that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Total Return Swaps. A Fund may enter into total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount. Total return swaps are subject to illiquidity risk because the liquidity for total return swaps is based on the liquidity of the underlying instrument. Total return swaps also are subject to the risk that the counterparty to the swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the swap contract. As is the case with owning any financial instrument, there is the risk of loss associated with entering into a total return swap transaction. For example, if a Fund buys a long total return swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the counterparty and would suffer a loss. If a Fund sells a short total return swap and the underlying security is worth more at the end of the contract, the Fund would be similarly required to make a payment to the counterparty and would suffer a loss.
Interest Rate Swaps. The Funds may enter into interest rate swaps. In an interest rate swap, the parties exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments. Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received, as well as the risk that the counterparty will fail to meet its obligations.
Inflation Swaps. The Funds may enter into inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by a Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation-indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by a Fund from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.
Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund’s use of options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption.
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When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.
Foreign Currency-Related Derivative Strategies— Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to increase returns, to manage the Fund’s average portfolio duration, or to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and also may engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s portfolio management believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
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Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s portfolio management believes a liquid secondary market will exist for a particular option at any specific time.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies in which they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in a foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts also may be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of
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forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
Non-Deliverable Forwards. A Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
The SEC and CFTC consider non-deliverable forwards as swaps, and they are therefore included in the definition of “commodity interests.” Non-deliverable forwards have historically been traded in the OTC market. However, as swaps, non-deliverable forwards may become subject to central clearing and trading on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and thus are not deemed to be commodity interests. However, such forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject NFA to CFTC registration and regulation as a commodity pool operator.
Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain.
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Exchange-Traded Notes
The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.
Floating- and Variable-Rate Securities
Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. Each Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as the debt securities it is otherwise allowed to purchase according to its principal investment strategies as disclosed in each Fund’s Prospectus. A Fund’s portfolio management will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Foreign Securities
Funds that invest in foreign securities offer the potential for more diversification than funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.
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Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund generally will have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or losses.
Eurozone-Related Risk. A number of countries in the European Union (the “EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of a Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism, or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period that ended on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Unless a Fund's Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
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Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries typically are developing and low- or middle-income countries. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed countries. The possibility of fraud, negligence, undue influence being exerted by the issuer, or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in Frontier Markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a Fund’s shares to decline.
Governments of many frontier market countries in which a Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a Fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not
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settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. In certain countries, the block cannot be removed.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
The frontier market countries in which a Fund invests may become subject to sanctions or embargoes imposed by the U.S. government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce a Fund’s returns. Banks in frontier market countries used to hold a Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlement will take longer and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the settlement systems.
Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.
Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, EDRs, GDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR, GDR or NVDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an
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unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
Euro Bonds. Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in U.S. dollars held in banks outside of the United States (“Eurodollars”), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities.
Foreign Sovereign Debt. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
China Investment Risk. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other economies or more established securities markets. Such risks include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of strained international relations and war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economy and market is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth resulting in inefficiencies and dislocations.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China
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by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future.
Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.
The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issue shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE. Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.
While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law. The Chinese government's acceptance of the VIE structure is evolving and the China Securities Regulatory Commission (“CSRC”) has released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund's returns and net asset value.
Further, if a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value. The contractual arrangements with the VIE may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law.
Investing through Stock Connect. An Underlying Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the Underlying Fund's rights with respect to the securities. There are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the Underlying Fund may
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experience delays in transacting via Stock Connect. The stocks of Chinese companies that are owned by an Underlying Fund are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets. See “Foreign Securities” above regarding investing outside the United States.
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs.
Risks Related to Israel-Hamas War. In October 2023, armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. In response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Events in Israel, Gaza, and the greater Middle East region are rapidly evolving, and the extent and duration of the Israel-Hamas war are impossible to predict.
Both actual hostilities, including the Israel-Hamas war described above, and the threat of future hostilities may have a significant adverse effect on Israel’s economy, including increased volatility in the share price of companies based in or with operations in Israel, local securities trading suspensions, local securities market closures (including for extended periods), a lack of transparency concerning Israeli issuers or other local market information, and increased restrictions on foreign investment or repatriation of capital. Such hostilities or an attack also may escalate into a more wide-scale conflict with the potential for greater and far-reaching adverse effects in the region and globally. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Israeli issuers or issuers in other countries affected by the war.
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Initial Public Offerings
Each Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.
Interfund Borrowing and Lending Program
Pursuant to an exemptive order issued by the SEC dated June 13, 2016, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by the Funds' investment adviser, NFA. Generally, a Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings can have a maximum duration of seven days. Loans may be called on one day’s notice. There is no assurance that a Fund will be able to borrow or lend under the program at any time, and a Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called, or not renewed.
Lending Portfolio Securities
Each Fund may lend its portfolio securities (including shares of ETFs) to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive a reasonable rate of return on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Board of Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed-rate or floating-rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company; loan participations; master notes; medium-term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium-term notes (which are described below), these types of investments are described elsewhere in this SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
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Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed-rate or floating-rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium-term notes are unsecured, continuously offered corporate debt obligations. Although medium-term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium-term note generally will not exceed two years.
LIBOR Risk
The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Funds' investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Funds may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Funds may also reference LIBOR.
The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, the FCA directed that certain USD LIBOR settings would continue to be published under a synthetic methodology, a practice that ceased on September 30, 2024. Actions by regulators have resulted in the establishment of alternative reference rates in most major currencies. The U.S. Federal Reserve, based on the recommendations of Alternative Reference Rates Committee, has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Funds to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Funds' performance or net asset value.
Medium-Quality, Lower-Quality and High-Yield Securities
Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.
Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include: (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely
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to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.
Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than that of issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.
As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.
Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.
Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
Leveraged Companies. A Fund's investments may provide exposure to companies whose capital structures have significant leverage. Such investments are inherently more sensitive to declines in revenues and to increases in expenses and interest rates. The leveraged capital structure of such investments will increase the exposure of the companies to adverse economic factors such as downturns in the economy or deterioration in the condition of the company or its industry. Additionally, the securities acquired by a Fund may be the most junior securities in what may be a complex capital structure, and thus subject to the greatest risk of loss.
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Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.
Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association (“GNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.
The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.
Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiclass securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
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Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
In 2012 the Federal Housing Finance Agency (“FHFA”) initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae's and Freddie Mac's overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”)) or special purpose entities, and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to
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the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the Tax Reform Act of 1986, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of
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mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.
A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
TBA Commitments. The Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Under recently finalized rules of the Financial Industry Regulatory Authority (FINRA), the TBA market is subject to mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. Throughout the duration of each transaction, a Fund or the counterparty will make payments as collateral values fluctuate to maintain full collateralization for the term of the transaction. Collateral will be marked-to-market each business day. In the event a counterparty defaults on the transaction or declares bankruptcy or insolvency, a Fund may incur expenses in enforcing its rights, or the Fund may experience delay and costs in recovering collateral or may sustain a loss if the value of the collateral declines. See “When-Issued Securities and Delayed-Delivery Transactions” below.
Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed-income assets may be used to create an asset-backed security, including other fixed-income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets
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underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”) repealed the exclusion from gross income for interest paid on pre-refunded municipal securities effective for such bonds issued after December 31, 2017.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. A Fund's portfolio management will consider such an event in determining whether a Fund should continue to hold the obligation.
An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
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Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
Private activity bonds. Private activity bonds (“PABs”) are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds' ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The spread of the human coronavirus disease beginning in 2019 (“COVID-19”) is an example. COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. Although the WHO and the United States ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds' performance.
Operational and Technology Risk/Cyber Security Risk
A Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of a Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.
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For example, a Fund and its service providers may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund's adviser, and other service providers (including, but not limited to, Fund accountants, custodians, subadvisers, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund's ability to calculate its net asset value, impediments to trading, the inability of a Fund's shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.
In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund's operations.
The Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Artificial Intelligence (“AI”). The rapid development and increasingly widespread use of certain AI technologies, including machine learning models and generative AI, may adversely impact markets, the overall performance of a Fund's investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund invests and/or service providers to the Funds may use and/or expand the use of AI technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, legal liability, and/or an adverse effect on business operations.
AI technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through the use of AI could be insufficient, incomplete, inaccurate or biased and lead to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of AI technologies could impact the market as a whole, including through the use of AI by malicious actors for market manipulation, fraud and cyberattacks. The use of AI technologies may face regulatory scrutiny in the future, which could limit the development of AI and impede the growth of companies that develop and use AI. Actual usage of AI technologies by a Fund's service providers and issuers in which a Fund invests will vary. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund.
Preferred Stocks, Convertible Securities and Other Equity Securities
Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
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Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following
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features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.
Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Contingent Convertible Securities. A contingent convertible security (“CoCo”) is a hybrid debt security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the document’s requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, subjecting the Fund to a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write-down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be canceled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
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CoCos are subject to the credit, interest rate, high-yield securities, foreign securities and market risks associated with bonds and equity securities, and to the risks specified to convertible securities in general. They are also subject to other specific risks. CoCos typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure, which increases the risk that the Fund may experience a loss. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. CoCos are generally speculative and the prices of CoCos may be volatile. There is no guarantee that the Fund will receive return of principal on CoCos.
Publicly Traded Limited Partnerships and Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. A Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” will be treated as “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Funds. See “Other Tax Consequences” below. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Put Bonds
“Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s portfolio management intends to purchase only those “put” bonds for which the “put” option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.
Real Estate Investment Trusts
Although no Fund invests in real estate directly, the Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
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REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.
Repurchase Agreements
Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a sub-custodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Any portion of a repurchase agreement that is not collateralized fully is considered by the staff of the SEC to be a loan by the Fund. To the extent that a repurchase agreement is not collateralized fully, a Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited as collateral if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s portfolio management reviews the creditworthiness of those banks and other recognized financial institutions with which a Fund enters into repurchase agreements to evaluate these risks.
In December 2023, the SEC adopted rule amendments that require any covered clearing agency (“CCA”) for U.S. Treasury securities to mandate that each of its direct participants (generally banks and broker-dealers that meet certain membership criteria) submit for clearance and settlement all eligible secondary market U.S. Treasury securities transactions to which they are a counterparty. The clearing requirement extends to all repurchase and reverse repurchase agreements of such direct participants that are collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions for which a bank acts as agent for custody, collateral management, and settlement services. These transactions had not historically been subject to mandatory central clearing, and voluntary central clearing of such transactions has generally been limited.
Treasury repo transactions entered into by a Fund with any direct participant of a CCA will be subject to this mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027, at which time a Fund will be obligated to clear all or substantially all of its Treasury repo transactions. There are, at present, significant regulatory and operational uncertainties related to the implementation of these requirements, which may affect the cost, terms, and/or availability of cleared Treasury repo transactions.
Restricted, Non-Publicly Traded and Illiquid Securities
Each Fund may not invest more than 15% (5% with respect to an underlying money market fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, a security is illiquid if it cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or
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disposition significantly changing the market value of the investment. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The SEC has adopted Rule 144A, which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees, a Fund’s portfolio management has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.
A Fund’s portfolio management will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Pursuant to Rule 22e-4 under the 1940 Act, a Fund assesses, manages, and periodically reviews its liquidity risk.
Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(a)(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.
Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if: (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s portfolio management believes that, based on the trading markets for such security, such security can be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Reverse Repurchase Agreements and Mortgage Dollar Rolls
The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The
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segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.
The Fixed Income Fund also may invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by the Funds (see “Borrowing”).
Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s portfolio management believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.
Securities of Investment Companies
Exchange-Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.
The shares of an ETF may be assembled in a block known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although a Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, a Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.
An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.
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Short Selling of Securities
Certain Underlying Funds may engage in short selling of securities consistent with their respective strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund also may have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its portfolio management’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.
Certain Underlying Funds also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
Short-Term Instruments
Each Fund may invest in short-term instruments, including money market instruments. Short-term instruments may include the following types of instruments:
●shares of money market mutual funds, including those that may be advised by a Fund’s portfolio management;
●obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;
●obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions;
●obligations of municipalities and states, their agencies and political subdivisions;
●high-quality asset-backed commercial paper;
●repurchase agreements;
●bank or savings and loan obligations;
●high-quality commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It also may be issued by foreign issuers, such as foreign governments, states and municipalities;
●high-quality bank loan participation agreements representing obligations of corporations having a high-quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;
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●high-quality short-term corporate obligations;
●certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days;
●extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period; and
●unrated short-term debt obligations that are determined by a Fund’s portfolio management to be of comparable quality to the securities described above.
Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
Small- and Medium-Cap Companies and Emerging Growth Stocks
The Funds may invest in small- and medium-cap companies and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized, medium-cap and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized, medium-cap and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized, medium-cap and emerging growth companies than for larger, more established ones.
Special Situation Companies
The Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably,
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would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The portfolio management of such Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
Standby Commitment Agreements
Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund may enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Strip Bonds
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
Supranational Entities
The Funds may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Temporary Investments
Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in high-quality fixed-income securities, cash or money market cash equivalents, including short-term instruments, as described herein and, subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. See also “Short-Term Instruments.”
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U.S. Government Securities and U.S. Government Agency Securities
Each Fund may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.
U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including FNMA, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and FHLMC, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.
Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.
An instrumentality of a U.S. government agency is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.
The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.
In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. As conservator, the FHFA assumed all the powers of the shareholders, directors and officers with the goal of preserving and conserving the assets and property of FNMA and FHLMC. However, FNMA and FHLMC continue to operate legally as business corporations and FHFA has delegated to the Chief Executive Officer and Board of Directors the responsibility for much of the day-to-day operations of the companies. FNMA and FHLMC must follow the laws and regulations governing financial disclosure, including SEC requirements. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear. The future status and role of FNMA and FHLMC could be impacted by various actions and developments, including actions taken by the FHFA in FHFA's role as conservator, restrictions placed on FNMA and FHLMC, and future legislative and regulatory actions and developments that alter the operations, ownership, structure and/or mission of FNMA and FHLMC. Such developments may, in turn, impact the value of securities issued or guaranteed by FNMA and FHLMC, which could cause a Fund to lose value.
The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn and has accelerated in connection with the U.S. government’s response to the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause
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economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due.
Unsustainable debt levels can cause devaluations of currency, prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns, and contribute to market volatility. In addition, the high and rising national debt may adversely impact the U.S. economy and securities in which the Funds may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. For example, in May 2025, the long-term sovereign credit rating of the U.S. government was downgraded by Fitch and Moody's, citing a combination of expected fiscal deterioration, a high and growing federal debt, rising interest rates, and an erosion of governance relative to peers. Future downgrades could similarly contribute to increased volatility in U.S. and international financial markets, lead to higher interest rates, put downward pressure on the market value of U.S. Treasury securities, and raise the cost of borrowing across a range of debt instruments.
Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
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Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Warrants and Rights
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
When-Issued Securities and Delayed-Delivery Transactions
When securities are purchased on a “when-issued” basis or purchased for delayed delivery, payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities
Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
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Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Portfolio Turnover
The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund.
The Funds had no significant variation in their portfolio turnover rates for the fiscal years ended December 31, 2025 and 2024.
Investment Restrictions
The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.
Each of the Funds:
●May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).
●May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.
●May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.
●May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.
●May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
●May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.
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Under the 1940 Act, investments of more than 25% of a fund's total assets in one or more issuers in the same industry or group of industries constitutes concentration. The policy described above in the seventh bullet under “Investment Restrictions” will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time, and therefore the reference to “industry” in such policy shall be read to include a group of related industries. The policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. The Fund currently utilizes any one or more industry classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser.
Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.
The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:
Each Fund may not:
●Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.
●Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.
●Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
●Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1∕3% of the Fund’s total assets.
A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1∕3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies. In addition, to the extent a Fund makes direct investments in securities and instruments not issued by other investment companies, such Fund will consider the industries to which such direct investments belong for purposes of applying the Fund’s concentration policy. Also, to the extent an Underlying Fund
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has adopted a policy to concentrate in a particular industry, the Fund will take such policy into account to the extent it invests in such Underlying Fund. However, each Fund does not look through to the holdings of Underlying Funds for purposes of the applicable Fund’s concentration policy.
The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).
Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)
A Fund may invest no more than 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
2)
A Fund may invest no more than 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
3)
A Fund may invest no more than 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and
4)
A Fund may invest no more than 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
Each U.S. government agency or instrumentality shall be treated as a separate issuer.
Insurance Law Restrictions
In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, NFA, and the insurance companies may enter into agreements, required by certain state insurance departments, under which NFA may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
Disclosure of Portfolio Holdings
The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds' investment adviser, principal underwriter or affiliated persons of the Funds' investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:
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●Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
●Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and
●Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
Each Fund posts onto the Trust’s internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Funds' fiscal year and on Form N-CSR on the second and fourth quarters of the Funds' fiscal year.
Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:
●A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;
●The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and
●The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds' fiduciary duties.
Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
The Funds have ongoing arrangements to distribute information about the Funds' portfolio holdings to the Funds' third-party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper); SunGard Financial Systems (Wall Street Concepts); Style Research, Inc.; Synthesis Technology; Ernst & Young, LLP; Institutional Shareholder Services, Inc.; Lipper Inc., Morningstar, Inc.; Bloomberg LP; Global Trading Analytics; CRIMS; BarraOne; Eagle PACE; Solutions Atlantic; RiskMetrics Group, Inc.; FactSet Research Systems, Inc.; the Investment Company Institute; AllVue Everest; Amazon Web Services (AWS); Confluence/InvestmentMetrics/Style Analytics; Microsoft; SmartStream Technologies; Snowflake; Trioptima; TS Imagine Inc.; Bank of New York; MSCI Inc.; ICE Data Pricing & Reference Data LLC; GTA Babelfish, LLC; KPMG LLC; Qontigo (Axioma Risk System); Financial Recovery Technologies; Steeleye, Limited; Proxymity Limited; Broadridge Financial Solutions, Inc.; Glass Lewis & Co, LLC; Advent Software, Inc.; SWIFT SC; Access Fintech, Inc.; FilePoint EDGAR Services, LLC; PricewaterhouseCoopers LLP; S&P Global Inc.; EquiLend LLC; WTax (VAT IT Group Ltd); SitusAMC Holdings Corp.; and, on occasion, to transition managers such as BlackRock Institutional Trust Company; Capital Institutional Services; State Street Bank and Trust Company; Electra Information Systems; or Citigroup, Inc.; where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.
NFA conducts periodic reviews of compliance with the policy and the Funds' Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff also will submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
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Trustees and Officers of the Trust
Management Information
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Currently, there are no Trustees who are interested persons of the Trust. Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are 69 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Investment Management Group, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215.
Independent Trustees
Tracy Bollin
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1970	Trustee since July 2025	114
Principal Occupation(s) During the Past Five Years (or Longer)
From 2015 until 2021, Mr. Bollin served as Vice President and CFO of Principal Funds, Managing Director of Fund
Operations for Principal Global Investors, and President of Principal Shareholder Services.

Other Directorships held During the Past Five Years[2] Board member of On With Life since September 2024.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Bollin has held multiple roles in the financial services industry, including positions in capital markets, finance, operations, and as a board member.

Kristina Junco Bradshaw
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1980	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020.
Prior to this time, Ms. Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from
June 2002 to July 2004.

Other Directorships held During the Past Five Years[2]
Board Member of Southern Smoke Foundation from August 2020 to 2023, Board Member of Houston Ballet from July
2011 to present and President from July 2022 to July 2024 and Chair since July 2024, and Board Member of Hermann Park
Conservancy from July 2011 to present, serving as Board Chair from 2020 to 2024.

Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a Chartered Financial Analyst.

Lorn C. Davis
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1968	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From
September 1998 until May 2016, Mr. Davis originated and managed debt and equity investments for John Hancock Life
Insurance Company (U.S.A.)/Hancock Capital Management, LLC, serving as a Managing Director from September 2003 through May 2016.

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Other Directorships held During the Past Five Years[2]
Board Member of The Pine Street Inn from 2009 to present, Member of the Advisory Board (non-fiduciary) of Mearthane
Products Corporation from 2021 to 2022, Trustee of The College of the Holy Cross since July 2022, and Member of Board of Managers of the College Circle Creamery Holdings since February 2023.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience; significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of
Director Education from the National Association of Corporate Directors in 2008.

Keith F. Karlawish
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1964	Trustee since March 2012; Chairman since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Mr. Karlawish was a Partner, and Senior Wealth Advisor with Curi RMB Capital from August 2022 to October
2025. Previously, he was Senior Director of Wealth Management with Curi Wealth Management which acquired Park Ridge
Asset Management, LLC in August 2022. Prior to this time, Mr. Karlawish was a partner with Park Ridge Asset
Management, LLC since December 2008 and also served as a portfolio manager. From May 2002 until October 2008, Mr.
Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T
Variable Insurance Funds from February 2005 until October 2008.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T
Variable Insurance Funds; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Carol A. Kosel
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since March 2013	114
Principal Occupation(s) During the Past Five Years (or Longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October
2005.

Other Directorships held During the Past Five Years[2] None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital
Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

Charlotte Tiedemann Petersen
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1960	Trustee since January 2023	114
Principal Occupation(s) During the Past Five Years (or Longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment
Officer at Alexander Capital Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen
was a Portfolio Manager, Partner and Management Committee member of Denver Investment Advisors LLC.

Other Directorships held During the Past Five Years[2] Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer
Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.

55

David E. Wezdenko
Year of Birth	Positions Held with Trust and Length of Time Served[1]	Number of Portfolios Overseen in the Nationwide Fund Complex
1963	Trustee since January 2021	114
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Wezdenko is a Co-Founder and Managing Partner of Blue Leaf Ventures (venture capital firm, founded May 2018).
From November 2008 until December 2017, Mr. Wezdenko was Managing Director of JPMorgan Chase & Co.

Other Directorships held During the Past Five Years[2]
Independent Trustee for National Philanthropic Trust from October 2021 to present and Board Member for Saint Vincent de
Paul of Palm Beach County from May 2023 to present.

Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.

1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns 75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in: (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act, which are required to be disclosed in this SAI. In addition, certain other directorships not meeting the aforementioned requirements may be included for certain Trustees such as board positions on non-profit organizations.
Officers of the Trust
Joseph N. Aniano
Year of Birth	Positions Held with Funds and Length of Time Served
1978	President, Chief Executive Officer and Principal Executive Officer since November 2025
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Aniano is President and Chief Executive Officer of Nationwide Investment Management Group and is a Senior Vice
President of Nationwide Mutual Insurance Company.[1] He previously served as President of Nationwide Securities, LLC, and before that as Head of Investment Management Group Product Lifecycle Management.

Lee T. Cummings
Year of Birth	Positions Held with Funds and Length of Time Served
1963	Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group, and
is a Vice President of Nationwide Mutual Insurance Company.[1] He previously served as the Trust’s Treasurer and Principal
Financial Officer, and served temporarily as the Trust’s President, Chief Executive Officer and Principal Executive Officer
from September 2022 until March 2023.

David Majewski
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Majewski is Senior Director, Financial Administration of Nationwide Investment Management Group. Mr. Majewski
previously served as the Trust’s Assistant Secretary and Assistant Treasurer.

Nicholas T. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1982	Vice President and Chief Compliance Officer since December 2025
Principal Occupation(s) During the Past Five Years (or Longer)Mr. Graham is Vice President of NFA and Chief
Compliance Officer of NFA and the Trust. He previously served as AVP, Chief Compliance Officer for the Nationwide
Office of Investments and its registered investment adviser, Nationwide Asset Management, LLC.[1]

Stephen R. Rimes
Year of Birth	Positions Held with Funds and Length of Time Served
1970	Secretary, Senior Vice President and General Counsel since December 2019
56

Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group, and
Vice President of Nationwide Mutual Insurance Company.[1] He previously served as Assistant General Counsel for Invesco from 2000-2019.

Christopher C. Graham
Year of Birth	Positions Held with Funds and Length of Time Served
1971	Senior Vice President, Head of Investment Strategies, Chief Investment Officer and Portfolio Manager since September 2016
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for Nationwide Investment
Management Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]

Benjamin Hoecherl
Year of Birth	Positions Held with Funds and Length of Time Served
1976	Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or Longer)
Mr. Hoecherl is Vice President, Head of Business and Product Development for Nationwide Investment Management
Group, and is a Vice President of Nationwide Mutual Insurance Company.[1]He previously served as AVP for Nationwide
ProAccount within Nationwide Retirement Solutions.

1
These positions are held with an affiliated person or principal underwriter of the Funds.
Responsibilities of the Board of Trustees
The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.
Board Leadership Structure
The Board approves financial arrangements and other agreements between the Funds, on the one hand, and NFA, any subadvisers or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board (“Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.
This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds' current operations.
Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.
The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent
57

Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.
Board Oversight of Trust Risk
The Board’s role is one of oversight, including oversight of the Funds' risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds' affairs. While risk management is the primary responsibility of NFA and the Funds' subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Nationwide Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.
The Funds have retained NFA as the Funds' investment adviser and NFM as the Funds' administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Fund-of-Funds, to one or more subadvisers. NFA and NFM are primarily responsible for the Funds' operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds' subadvisers, if any. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.
Committees of the Board
The Board has three standing committees: Audit and Operations Committee, Nominating and Fund Governance Committee, and Investment Committee. The function of each Committee is oversight. In addition, each Committee may from time to time delegate certain of its functions to an ad hoc committee comprised of members of the Board that will report to the Committee or the Board with its recommendations, as determined at the time of such delegation.
The purposes of the Audit and Operations Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit–the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust's financial statements and the independent audit thereof, including periodic review of the performance of the independent auditors; (c) ascertain the independence of the Trust's independent auditors; (d) act as a liaison between the Trust's independent auditors and the Board; (e) approve the engagement of the Trust's independent auditors; (f) meet and consider the reports of the Trust's independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; (h) review information provided to the Committee regarding SEC examinations of the Trust and its service providers; (i) to review and oversee the actions of the principal underwriter and investment advisers with respect to distribution of the Nationwide Funds’ shares including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (j) review and evaluate the transfer agency services, administrative services, custody services, and such other services as may be assigned from time to time to the Committee by the Board; (k) assist the Board in the design and oversight of the process for reviewing and evaluating payments made from the assets of any of the Funds to financial intermediaries for sub-transfer agency services, shareholder services, administrative services, and similar services; (l) assist the board in its oversight and evaluation of policies, procedures, and activities of the Trust and of service providers to the Trust relating to cybersecurity and data security; (m) review and evaluate the services received by the Trust in respect of, and the Trust’s
58

contractual arrangements relating to, securities lending services; (n) assist the Board in its review, consideration and oversight of any credit facilities entered into for the benefit of the Trust or any of the Funds and the use thereof by the Funds, including any interfund lending facility; (o) assist the Board in its review and consideration of insurance coverages to be obtained by or for the benefit of the Trust or the Trustees of the Trust; and (p) undertake such other responsibilities as may be delegated to the Committee by the Board. The Audit and Operations Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Bollin, Ms. Petersen and Mr. Wezdenko (Chair), each of whom is not an interested person of the Trust, as defined in the 1940 Act.
The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications to the Board; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met four times during the past fiscal year, and consists of all the Independent Trustees.
The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust's Secretary at Attn: Secretary, Nationwide Variable Insurance Trust, One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s); and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.
The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; (b) assist the Board in the design and oversight of the process for the renewal and amendment of the Funds' investment advisory and subadvisory contracts subject to the requirements of Section 15 of the 1940 Act; (c) assist the Board in its oversight of a liquidity risk management program for the Funds pursuant to Rule 22e-4 under the 1940 Act; (d) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (e) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to money market funds under Rule 2a-7 under the 1940 Act; (f) review and oversee the investment advisers’ brokerage practices, including the use of “soft dollars”; (g) assist the Board with its review and oversight of the implementation and operation of the Trust’s various policies and procedures relating to transactions involving affiliated persons of a Trust, or affiliated persons of such affiliated persons; (h) assist the Board in its review and oversight of proxy voting by the series of the Trust; and (i) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Bradshaw, Mr. Davis (Chair), Mr. Karlawish and Ms. Kosel, each of whom is an Independent Trustee.
Ownership of Shares of Nationwide Funds as of December 31, 2025
Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Tracy Bollin	None	Over $100,000
Kristina Bradshaw	None	Over $100,000
Lorn C. Davis	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Charlotte Petersen	None	Over $100,000
David E. Wezdenko	None	Over $100,000
1
Individual investors, like the Trustees, are not eligible to purchase shares of the Funds because Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts or to registered management investment companies advised by NFA.
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Ownership in the Funds’ Investment Adviser,1 Subadvisers2 or Distributor3 as of December 31, 2025
Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust
Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Tracy Bollin	N/A	N/A	N/A	None	N/A
Kristina Bradshaw	N/A	N/A	N/A	None	N/A
Lorn C. Davis	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Charlotte Petersen	N/A	N/A	N/A	None	N/A
David E. Wezdenko	N/A	N/A	N/A	None	N/A
1
Nationwide Fund Advisors.
2
As of December 31, 2025, subadvisers to the Trust included: Allspring Global Investments, LLC; BlackRock Investment Management, LLC; Columbia Management Investment Advisers, LLC; DoubleLine Capital LP; Dreyfus, a division of Mellon Investments Corporation; FIAM LLC; Goldman Sachs Asset Management, L.P.; Invesco Advisers, Inc.; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Nationwide Asset Management, LLC; Newton Investment Management North America, LLC; Putnam Investment Management, LLC; Victory Capital Management Inc.; WCM Investment Management, LLC; and Wellington Management Company LLP.
3
Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
Compensation of Trustees
The Independent Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Compensation Table below sets forth the total compensation paid to the Independent Trustees, before reimbursement of any expenses incurred by them, for the fiscal year ended December 31, 2025. In addition, the Compensation Table sets forth the total compensation paid to the Independent Trustees from all the funds in the Fund Complex for the twelve months ended December 31, 2025. Trust officers receive no compensation from the Trust in their capacity as officers. The Adviser or an affiliate of the Adviser pays the fees, if any, and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Tracy Bollin	$192,150	N/A	N/A	$260,000
Kristina Bradshaw	300,083	N/A	N/A	405,000
Lorn C. Davis	311,263	N/A	N/A	420,000
Barbara Jacobs[2]	288,999	N/A	N/A	390,000
Keith F. Karlawish	366,862	N/A	N/A	495,000
Carol A. Kosel	296,436	N/A	N/A	400,000
Douglas F. Kridler[2]	285,317	N/A	N/A	385,000
Charlotte Petersen	285,316	N/A	N/A	385,000
David E. Wezdenko	311,263	N/A	N/A	420,000
1
As of December 31, 2025, the Fund Complex included two trusts comprising 114 investment company funds or series.
2
Ms. Jacobs and Mr. Kridler retired as Trustees effective December 31, 2025.
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Code of Ethics
Federal law requires the Trust, each of its investment advisers and subadvisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Guidelines
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds' proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds' website at https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, or (iii) on the SEC’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
Investment Advisory and Other Services
Trust Expenses
The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act), and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.
Investment Advisory Agreement
Under the Investment Advisory Agreement (“Agreement”) with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. For services provided under the Investment Advisory Agreement, NFA receives from each Fund an annual fee, paid monthly, based on average daily net assets of each Fund as follows:
●0.11% on all assets.
The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of up to two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.
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Investment Adviser
NFA manages the day-to-day investments of the assets of the Funds. NFA, located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policy holders.
Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Board of Trustees. NFA operates primarily as a “Manager-of-Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.
NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received two exemptive orders from the SEC for a multi-manager structure. The first order allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The first order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting.
If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive orders allow the Funds greater flexibility, enabling them to operate more efficiently.
The Funds to which this SAI relates are subadvised.
NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of any Trustees who are interested persons of the Trust. Currently, there are no Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
Limitation of Fund Expenses
In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the date in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
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Until at least April 30, 2026, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any interest, taxes, acquired fund fees and expenses, compensation payable to parties not affiliated with NFA for the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, fees paid to JPMorgan Chase Bank, N.A. (as the Trust’s sub-administrator) related to the SEC’s Financial Reporting Modernization and Liquidity Risk Management Program Rules (as provided for in Amendment No. 10 to the Sub-Administration Agreement between JPMorgan and Nationwide Fund Management LLC dated July 1, 2018); short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other nonroutine expenses not incurred in the ordinary course of the Fund’s business, as follows:
●NVIT iShares® Fixed Income ETF Fund to 0.17% for all share classes.
●NVIT iShares® Global Equity ETF Fund to 0.17% for all share classes.
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Investment Advisory Fees Paid
During the fiscal years ended December 31, 2025, 2024 and 2023, the Funds listed below paid NFA fees for investment advisory services, after waivers and reimbursements:
	Fiscal Years Ended December 31,
	2025		2024		2023
Fund	Gross Fees	Net Fees	Gross Fees	Net Fees	Gross Fees	Net Fees
NVIT iShares Fixed Income ETF Fund	$95,824	$49,346	$71,196	$20,261	$53,081	$0
NVIT iShares Global Equity ETF Fund	108,892	65,528	91,835	43,237	65,496	9,158
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Subadvisers
The subadviser for the Funds is BlackRock Investment Management, LLC.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Drive, Princeton, New Jersey 08540, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation. BlackRock was organized in 1999 and is a registered investment adviser and a registered commodity pool operator.
Subject to oversight by NFA and the Board of Trustees, the subadviser will manage all or a portion of the assets of the Funds in accordance with each Fund’s investment objectives and policies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services it provides to the Funds, the subadviser receives annual fees from NFA, calculated at an annual rate based on the average daily net assets of the Funds.
The subadviser provides investment advisory services to the Funds pursuant to a Subadvisory Agreement. The Subadvisory Agreement specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such agreement.
After an initial period of not more than two years, the Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. The Subadvisory Agreement may be terminated, at any time, without penalty, by vote of a majority of the Trust’s Board of Trustees, by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the subadviser, or by the subadviser upon not less than 120 days’ written notice to the Adviser and the Trust. The Subadvisory Agreement terminates automatically if it is assigned.
Subadvisory Fees Paid
During the fiscal years ended December 31, 2025, 2024 and 2023, NFA paid to the subadviser of the Funds listed below, the following amounts:
	Fiscal Years Ended December 31,
Fund	2025	2024	2023
NVIT iShares Fixed Income ETF Fund	$17,423	$12,945	$9,651
NVIT iShares Global Equity ETF Fund	19,799	16,698	11,908
Manager-of-Managers Structure
NFA and the Trust have received from the SEC two exemptive orders for a manager-of-managers structure. The first order allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The first order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all changes are subject to approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The orders are intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility. Where NFA hires a subadviser, NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds, selecting the subadvisers for the Funds, and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend changes of subadvisers frequently. NFA will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
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Portfolio Managers
Appendix C contains the following information regarding the portfolio managers identified in the Funds' Prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
Distributor
Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215, serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
Nationwide Fund Advisors
Nationwide Fund Management LLC
Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company
Jefferson National Life Insurance Company
Nationwide Financial Services, Inc.
Nationwide Corporation
Nationwide Mutual Insurance Company
Christopher Graham
Nicholas T. Graham
Joseph N. Aniano
Lee T. Cummings
Stephen R. Rimes
David Majewski
Benjamin Hoecherl
In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed on sales of shares of each Fund.
Distribution Plan
The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to certain classes of shares. The Rule 12b-1 Plan permits the Funds to compensate NFD, as the Funds' principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Rule 12b-1 Plan, NFD is paid an annual fee in the following amounts:
Funds	Amount
NVIT iShares Fixed Income ETF Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT iShares Global Equity ETF Fund
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During the fiscal year ended December 31, 2025, NFD was paid the following distribution fees under the Rule 12b-1 Plan from the Funds:
Fund	Fees Paid
NVIT iShares Fixed Income ETF Fund	$191,795
NVIT iShares Global Equity ETF Fund	222,113
The following expenditures were made during the fiscal year ended December 31, 2025 using the Rule 12b-1 fees received by NFD with respect to the Funds.
Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
NVIT iShares Fixed Income ETF Fund	$0	$(117)	$191,912
NVIT iShares Global Equity ETF Fund	0	(125)	222,238
1
Printing and/or mailing of prospectuses to other than current Fund shareholders.
2
Broker/dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Rule 12b-1 Plan for services including, but not limited to:
(i)
Underwriter services including: (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities, and (4) expenses related to marketing and promotional activities;
(ii)
Printed documents including: (1) fund prospectuses, statements of additional information and reports for prospective contract owners, and (2) promotional literature regarding the Funds;
(iii)
Wholesaling services by NFD or the insurance company including: (1) training, (2) seminars and sales meetings, and (3) compensation;
(iv)
Life insurance company distribution services including: (1) fund disclosure documents and reports, (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract, and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and
(v)
Life insurance company contract owner support.
As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Independent Trustees”). The Trust’s current Rule 12b-1 Plan was initially approved by the Board of Trustees on May 1, 2007, and is amended from time to time upon approval by the Board of Trustees. The Rule 12b-1 Plan may be terminated as to a class of a Fund by vote of a majority of the 12b-1 Independent Trustees, or by vote of a majority of the outstanding shares of that class. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to a class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Rule 12b-1 Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the 12b-1 Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class. The Rule 12b-1 Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the 12b-1 Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may
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be reasonably necessary for it to make an informed determination of whether the Rule 12b-1 Plan should be implemented or continued. In addition, the Trustees in approving the Rule 12b-1 Plan as to a Fund must determine that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit such Fund and its shareholders.
NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.
A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Nationwide Funds. To the extent that certain Nationwide Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” (as shown in the table above) of a prospectus which covers multiple Funds, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
Administrative Services Plan
Under the terms of an Administrative Services Plan, Nationwide Fund Management LLC is permitted to enter into, on behalf of the Trust, Servicing Agreements with servicing organizations, such as broker-dealers, insurance companies and other financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements, showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
As authorized by the particular Administrative Services Plan, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Life Insurance Company and its affiliated life insurance companies have agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company (collectively, “NLIC”) are wholly owned subsidiaries of NFS, which is the parent company of NFA and the indirect parent company of Nationwide Fund Management LLC. In consideration for providing administrative support services, NLIC and other entities with which the Trust or its agent may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares of the Funds held by customers of NLIC. No fee is paid with respect to the Class Y shares of any Fund.
During the fiscal years ended December 31, 2025, 2024 and 2023, the Funds paid NLIC and its affiliates $414,151, $333,185 and $245,824, respectively, in administrative services fees.
Fund Administration and Transfer Agency Services
Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Trust and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. NFM is located at One Nationwide Plaza, Mail Code 1-18-102, Columbus, OH 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below); and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a
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percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
During the fiscal years ended December 31, 2025, 2024 and 2023, NFM earned fund administration and transfer agency fees, including reimbursement for payment of networking fees, from the Funds, as follows:
	Fiscal Year Ended December 31,
Fund	2025	2024	2023
NVIT iShares Fixed Income ETF Fund	$74,514	$67,013	$59,937
NVIT iShares Global Equity ETF Fund	77,547	71,839	63,313
Securities Lending Agent
The Board of Trustees has approved certain Funds’ participation in a securities lending program. Under the securities lending program, JPMorgan Chase Bank, N.A. serves as the Funds’ securities lending agent (the “Securities Lending Agent”).
For the fiscal year ended December 31, 2025, the income earned by those Funds that engaged in securities lending, as well as the fees and/or compensation earned by such Funds (in dollars) pursuant to a securities lending agreement between the Trust with respect to the Funds and the Securities Lending Agent, were as follows:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from Revenue Split	Fees Paid for Cash Collateral Management Services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
NVIT iShares Fixed Income ETF Fund	$326,504	$(2,541)	$-	$(301,077)	$(303,618)	$22,886
NVIT iShares Global Equity ETF Fund	415,840	(6,050)	-	(355,310)	(361,360)	54,480
The Funds paid no administrative, indemnification or other fees not included in the revenue split with the Securities Lending Agent.
For the fiscal year ended December 31, 2025, the Securities Lending Agent performed various services related to securities lending, including the following:
●lending a Fund’s portfolio securities to institutions that are approved borrowers;
●determining whether a loan of a portfolio security shall be made and negotiating and establishing the terms and conditions of the loan with the borrower;
●ensuring that all dividends and other distributions paid with respect to loaned securities are credited to the applicable Fund’s account;
●receiving and holding, on behalf of a Fund, or transferring to a Fund’s custodial account, collateral from borrowers to secure obligations of borrowers with respect to any loan of available portfolio securities;
●marking-to-market each business day the market value of securities loaned relative to the market value of the collateral posted by the borrowers;
●obtaining additional collateral, to the extent necessary, in order to maintain the value of collateral at the levels required by the Securities Lending Agency Agreement, relative to the market value of securities loaned;
●at the termination of a loan, returning the collateral to the borrower upon the return of the loaned securities;
●investing cash collateral in permitted investments as directed by the Funds; and
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●maintaining records relating to the Funds’ securities lending activities and providing the Funds monthly statements describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.
Sub-Administration
NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A., dated May 22, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.
Sub-Transfer Agency
NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.
Custodian
JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 11, New York, NY 10179, is the custodian for the Funds and makes all receipts and disbursements under a Global Custody Agreement. The custodian performs no managerial or policy-making functions for the Funds.
Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, D.C. 20006-1871, serves as the Trust’s legal counsel.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market St., Suite 1800, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.
Brokerage Allocation
NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or derivatives traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. Bilaterally negotiated derivatives may include a fee payable to a Fund’s counterparty. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction, i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and any subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
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Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.
There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of NFA or a subadviser to seek to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under the respective advisory or subadvisory agreement. The fees paid to NFA or a subadviser pursuant to the respective advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and any subadviser are prohibited from considering a broker-dealer’s sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
Commission Recapture Program. NFA may instruct subadvisers to direct certain brokerage transactions, using best efforts, and subject always to seeking to obtain best execution, to broker-dealers in connection with a commission recapture program that is used to offset a Fund's operating expenses. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a subadviser, which can be significant over time, and thereby reduces expenses. If a subadviser does not believe it can obtain best execution from such broker-dealers, there is no obligation to execute portfolio transactions through such broker-dealers. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in a Fund's appropriate financial statements.
Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company, Nationwide Life & Annuity Insurance Company or Jefferson National Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
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Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. NFA and the subadvisers do not necessarily deem it practicable or in a Fund's best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
Because the Funds will invest primarily in shares of Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds. For brokerage allocation information about the Underlying Funds, please see each such Underlying Fund’s SAI.
The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2025, 2024 and 2023:
Fund	2025	2024	2023
NVIT iShares Fixed Income ETF Fund	$5,348	$3,374	$2,124
NVIT iShares Global Equity ETF Fund	5,618	4,025	2,371
During the fiscal year ended December 31, 2025, the Funds held no investments in securities of their regular broker-dealers.
During the fiscal years ended December 31, 2025, 2024 and 2023, there were no brokerage commissions paid to affiliated brokers of the Adviser.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.
In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:
●the Distributor and other affiliates of NFA,
●broker-dealers,
●financial institutions, and
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●other financial intermediaries through which investors may purchase shares of a Fund.
Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.
Additional Compensation to Affiliated Financial Institution. NFA and NFD, pursuant to agreements by the parties, pay their affiliate, Nationwide Financial Services, Inc., and certain of its subsidiaries, various amounts under the terms of the agreement.
Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):
ADP, Inc. (“ADP”)
NFA, pursuant to a written agreement, pays an annual fee of $50,000 to participate in ADP’s DCIO Partner Program.
Ascensus LLC (“Ascensus”)
NFA, pursuant to a written agreement, pays an annual fee of $40,000 to participate in Ascensus’ DCIO Sponsorship Program.
Sanctuary Wealth Group, LLC (“Sanctuary Wealth”)
Nationwide Life and Annuity Insurance Company (“Nationwide Life”), an affiliate of NFA and NFM, entered into a strategic partner sponsorship agreement with Sanctuary Wealth that pays a support fee to Sanctuary Wealth of $230,000 per year in exchange for allowing Nationwide Life and its affiliates (including NFA) to participate in various events that include seminars, conferences and meetings as determined and agreed to by both parties; as well as provides access to research teams and additional data. Neither NFA nor NFM make any direct payments to Sanctuary Wealth. NFA may reimburse Nationwide Life proportionate to NFA participation.
Purchases, Redemptions and Pricing of Shares
An insurance company purchases shares of the Funds at their net asset value using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.
All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
The net asset value per share (“NAV”) of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.
The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.
Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.
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The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
Securities for which market-based quotations are readily available are valued as of the Valuation Time. Equity securities (including shares of exchange-traded funds) generally are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities generally are valued at the bid evaluation price provided by a third party pricing service.
Securities for which market-based quotations are either not readily available (e.g., a third party pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA are valued at fair value in good faith by the Adviser. The Board of Trustees has designated the Adviser as “valuation designee” to perform fair value determinations for all of the Funds’ investments pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. The Board of Trustees will oversee the Adviser’s fair value determinations and its performance as valuation designee. In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. Fair value determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.
The Fair Value Committee monitors the results of fair valuation determinations and regularly reports the results to the Board or a committee of the Board. The Fair Value Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Value Committee is notified so that it may meet to determine what adjustment should be made.
To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign equity investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
In addition to performing the fair value determinations, the Adviser, as the valuation designee, performs the fair value determinations relating to Fund investments, subject to oversight by the Board of Trustees. The Adviser, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of a Fund's investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. The Adviser has established a fair value committee to assist with its designated responsibilities as valuation designee.
Redemptions
A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent. Under normal circumstances, a Fund expects to satisfy redemption requests through the sale of investments held in cash or cash equivalents. However, a Fund may also use the proceeds from the sale of portfolio securities or a bank line of credit, to
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meet redemption requests if consistent with management of the Fund, or in stressed market conditions. Under extraordinary circumstances, a Fund in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by a Fund directly to an account holder (“redemption in-kind”).
A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder as a redemption in-kind. Redemptions in-kind generally will be pro-rata slices of a Fund’s portfolio or a representative basket of securities. Redemptions in-kind may also be used in stressed market conditions.
The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of a Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request–thus limiting the potential adverse effect on the distributing Fund’s net asset value.
Additional Information
Description of Shares
The Second Amended and Restated Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:
Fund	Share Classes
NVIT Allspring Discovery Fund*	Class I, Class II
NVIT American Funds Asset Allocation Fund*	Class II, Class P
NVIT American Funds Bond Fund*	Class II
NVIT American Funds Global Growth Fund*	Class I, Class II
NVIT American Funds Growth Fund*	Class II
NVIT American Funds Growth-Income Fund*	Class II, Class P
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Fund	Share Classes
NVIT BlackRock Equity Dividend Fund*	Class I, Class II, Class IV, Class Y
NVIT BlackRock Managed Global Allocation Fund*	Class II
NVIT Blueprint® Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Balanced Fund*	Class I, Class II, Class Y
NVIT Blueprint® Capital Appreciation Fund*	Class I, Class II, Class Y
NVIT Blueprint® Conservative Fund*	Class I, Class II, Class Y
NVIT Blueprint® Managed Growth Fund*	Class I, Class II
NVIT Blueprint® Managed Growth & Income Fund*	Class I, Class II
NVIT Blueprint® Moderate Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Aggressive Fund*	Class I, Class II, Class Y
NVIT Blueprint® Moderately Conservative Fund*	Class I, Class II, Class Y
NVIT BNY Mellon Dynamic U.S. Core Fund*	Class I, Class II, Class P, Class Y
NVIT BNY Mellon Dynamic U.S. Equity Income Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT DoubleLine Total Return Tactical Fund*	Class I, Class II, Class Y
NVIT Fidelity Institutional AM® Emerging Markets Fund*	Class I, Class II, Class D, Class Y
NVIT Fidelity Institutional AM® Worldwide Fund*	Class I, Class II
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT Government Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT GQG US Quality Equity Fund*[1]	Class I, Class II, Class Y
NVIT GS Emerging Markets Equity Insights Fund*	Class Y
NVIT GS International Equity Insights Fund*	Class Y
NVIT GS Large Cap Equity Fund*	Class Y
NVIT GS Small Cap Equity Insights Fund*	Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Invesco Small Cap Growth Fund*	Class I, Class II
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class I, Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P, Class Z
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Investor Destinations Moderate Fund*	Class I, Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT iShares® Fixed Income ETF Fund	Class II, Class Y
NVIT iShares® Global Equity ETF Fund	Class II, Class Y
NVIT J.P. Morgan Digital Evolution Strategy Fund*	Class II, Class Y
NVIT J.P. Morgan Equity and Options Total Return Fund*[2]	Class I, Class II, Class IV, Class Y
NVIT J.P. Morgan Inflation Managed Fund*	Class I, Class II
NVIT J.P. Morgan Innovators Fund*	Class Y
NVIT J.P. Morgan Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT J.P. Morgan U.S. Equity Fund*	Class II, Class Y
NVIT J.P. Morgan US Technology Leaders Fund*	Class II, Class Y
NVIT Jacobs Levy Large Cap Core Fund*	Class I, Class II
NVIT Jacobs Levy Large Cap Growth Fund*	Class I, Class II
NVIT Loomis Core Bond Fund*	Class I, Class II, Class P, Class Y
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Fund	Share Classes
NVIT Loomis Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Loomis Short Term High Yield Fund*	Class I
NVIT Managed American Funds Asset Allocation Fund*	Class II, Class Z
NVIT Managed American Funds Growth-Income Fund*	Class II
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV
NVIT Nasdaq-100 Index Fund*	Class I, Class II
NVIT Putnam International Value Fund*	Class I, Class II, Class X, Class Y, Class Z
NVIT Real Estate Fund*	Class I, Class II
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
NVIT Small Cap Value Fund*[3]	Class I, Class II, Class IV
NVIT Strategic Income Fund*[4]	Class I
NVIT U.S. 130/30 Equity Fund*	Class Y
NVIT Victory Mid Cap Value Fund*	Class I, Class II
*
Information on these Funds is contained in a separate Statement(s) of Additional Information.
1
Name change effective June 18, 2025. Formerly, NVIT Calvert Equity Fund.
2
Name change effective September 22, 2025. Formerly, NVIT AQR Large Cap Defensive Style Fund.
3
Name change effective February 23, 2026. Formerly, NVIT Multi-Manager Small Cap Fund.
4
Name change effective June 26, 2025. Formerly, NVIT Amundi Multi Sector Bond Fund.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Second Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Second Amended and Restated Declaration of Trust without the vote or consent of shareholders to:
(1)
designate series of the Trust; or
(2)
change the name of the Trust; or
(3)
apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Second Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
An annual or special meeting of shareholders to conduct necessary business is not required by the Second Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Second Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Rule 12b-1 Plan.
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With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.
Tax Status
The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).
This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.
Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations and treated as regulated investment companies for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.
Taxation of the Fund
The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.
In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:
●Distribution Requirement— the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
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●Income Requirement— the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.
●Asset Diversification Test— the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.
In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.
The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.
If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.
Fund-of-funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund-of-funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions— Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund. Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund Distributions— Dividends-Received Deduction for Corporations” below). A qualified fund-of-funds, i.e., a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.
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Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.
Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:
(i)
any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)
the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.
The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.
Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company
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having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g., insurance dedicated funds-of-funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.
Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of foreign tax on its investments in certain foreign countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.
Special Rules Applicable to Variable Contracts
The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company), will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.
Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.
Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if
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●All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
●Public access to such investment company is available exclusively through the purchase of a variable contract.
As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund, in which the fund invests is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.
For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.
The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC's investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.
Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
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Other Tax Consequences
Taxation of Fund Distributions
The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.
Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”
Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.
Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.
Pass-Through of Foreign Tax Credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund-of-funds, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.
Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the TCJA, the Build America Bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.
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Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Tax Treatment of Portfolio Transactions
Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.
In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on
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section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.
In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.
PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash
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flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions– Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.
Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund– Foreign income tax.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.
Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs.
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However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.
Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.
Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.
Tax Consequences to Shareholders
Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.
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Major Shareholders
To the extent NFA and its affiliates (including Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Funds' shares.
Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company are located at One Nationwide Plaza, Columbus, Ohio 43215. Jefferson National Life Insurance Company is located at 10350 Ormsby Park Place, Louisville, Kentucky 40223. Each of NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Jefferson National Life Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company, which is a mutual company owned by its policyholders.
As of March 23, 2026, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.
As of March 23, 2026, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation and other agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.
88

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.
The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.
Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.
2.
Nature of and provisions of the obligation.
3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE
AAA	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.
AA	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.
A
Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
BB
Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B
Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC
Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.
C	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS
Aaa	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.
A	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.
Baa	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.
Ba	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Bonds which are rated B are considered speculative and are subject to high credit risk.
Caa	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.
C	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:
MIG-1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG-3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative grade credit quality and may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
AAA
Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA
Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A
Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB
Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB
Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C
Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’
rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D
Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative.
‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1
This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3
Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.
C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.
D
Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
The following criteria will be used in making the assessment:
1.
Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.
2.
Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:
SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.
MOODY’S NOTE RATINGS
MIG 1/VMIG 1
Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.
MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash- flow protection. Market access for refinancing is likely to be less well established.
SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.
F-1	Best quality, indicating strong capacity to meet financial commitments.
F-2	Good quality with satisfactory capacity to meet financial commitments.
F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.
B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.
C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.
D	In default and has failed to meet its financial commitments.

APPENDIX B
PROXY VOTING GUIDELINES SUMMARIES
NATIONWIDE FUND ADVISORS
GENERAL
The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser, who in turn may, and typically does, delegate such authority to each Fund’s subadviser(s), as applicable, (unless the investment adviser has entered into specific voting arrangements with the subadviser(s)), some of which advisers and subadvisers use an independent service provider, as described below.
Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).
Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.
The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
The proxy voting records of the Funds are available to shareholders on the Trust’s website, https://www.nationwide.com/personal/investing/mutual-funds/proxy-voting/, and the SEC’s EDGAR database on its website, sec.gov.
HOW PROXIES ARE VOTED
NFA has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. ISS also provides NFA with any additional solicitation materials filed by an issuer in response to any ISS recommendation. NFA’s Proxy Voting Committee evaluates any such additional information provided by ISS and uses its best judgement in voting proxies on behalf of Client Accounts. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA’s Proxy Voting Committee will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.
B-1

CONFLICTS OF INTEREST
NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
NFA shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities -- except, in regard to a sub-advised Fund, for those proxy votes that a subadviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Subadviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Subadviser(s) has determined could materially affect the security on loan.
DELEGATION OF PROXY VOTING TO SUBADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a subadviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that subadviser. Each subadviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described elsewhere in this Appendix B. Each subadviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) managed by the subadviser were voted in accordance with the subadviser’s proxy voting policies as provided to NFA, unless NFA has entered into specific voting arrangements with the subadviser; (2) there have been no material changes to the subadviser’s proxy voting policies; and (3) all proxies voted by the subadviser were cast as intended.
ISS’ 2025 U.S. Proxy Voting Concise Guidelines
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
●Independent directors comprise 50 percent or less of the board;
●The non-independent director serves on the audit, compensation, or nominating committee;
B-2

●The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
●The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
●Medical issues/illness;
●Family emergencies; and
●Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
●Sit on more than five public company boards; or
●Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
Gender Diversity:
Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
●The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
●Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●Rationale provided in the proxy statement for the level of implementation;
●The subject matter of the proposal;
●The level of support for and opposition to the resolution in past meetings;
●Actions taken by the board in response to the majority vote and its engagement with shareholders;
●The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
B-3

●Other factors as appropriate.
●The board failed to act on takeover offers where the majority of shares are tendered;
●At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
●The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
●The company's response, including:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition; and
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
●The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses, Capital Structure, and Governance Structure
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
●The company has a poison pill with a deadhand or slowhand feature6;
●The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
●The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
●The trigger threshold and other terms of the pill;
●The disclosed rationale for the adoption;
●The trigger;
●The context in which the pill was adopted, (e.g., factors such as the company's size and stage of development, sudden changes in its market capitalization, and extraordinary industry-wide or macroeconomic events);
●A commitment to put any renewal to a shareholder vote;
●The company's overall track record on corporate governance and responsiveness to shareholders; and
●Other factors as relevant.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
Exceptions to this policy will generally be limited to:
●Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
●Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
●Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
B-4

●The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
●Supermajority vote requirements to amend the bylaws or charter;
●A classified board structure; or
●Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
●The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
●Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
●The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●The company's ownership structure;
●The company's existing governance provisions;
●The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
●Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
●Classified the board;
●Adopted supermajority vote requirements to amend the bylaws or charter;
●Eliminated shareholders' ability to amend bylaws;
●Adopted a fee-shifting provision; or
●Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
●The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
B-5

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
●A classified board structure;
●A supermajority vote requirement;
●Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
●The inability of shareholders to call special meetings;
●The inability of shareholders to act by written consent;
●A multi-class capital structure; and/or
●A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
●The presence of a shareholder proposal addressing the same issue on the same ballot;
●The board's rationale for seeking ratification;
●Disclosure of actions to be taken by the board should the ratification proposal fail;
●Disclosure of shareholder engagement regarding the board’s ratification request;
●The level of impairment to shareholders' rights caused by the existing provision;
●The history of management and shareholder proposals on the provision at the company’s past meetings;
●Whether the current provision was adopted in response to the shareholder proposal;
●The company's ownership structure; and
●Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
●The non-audit fees paid to the auditor are excessive;
●The company receives an adverse opinion on the company’s financial statements from its auditor; or
●There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
●Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
B-6

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
●The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
●The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
●The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
●The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
●Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
●Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
●Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
●Board governance measures;
●Corporate strategy;
●Risk management analyses; and
●Metrics and targets.
●Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company's operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
●Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
●Failure to replace management as appropriate; or
●Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
B-7

Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
●Long-term financial performance of the company relative to its industry;
●Management’s track record;
●Background to the contested election;
●Nominee qualifications and any compensatory arrangements;
●Strategic plan of dissident slate and quality of the critique against management;
●Likelihood that the proposed goals and objectives can be achieved (both slates); and
●Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
●The scope and rationale of the proposal;
●The company's current board leadership structure;
●The company's governance structure and practices;
●Company performance; and
●Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
●A majority non-independent board and/or the presence of non-independent directors on key board committees;
●A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
●The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
●Evidence that the board has failed to oversee and address material risks facing the company;
●A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
●Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
SHAREHOLDER RIGHTS & DEFENSES
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.
B-8

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
●Shareholders' current right to act by written consent;
●The consent threshold;
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management's response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
●A majority vote standard in uncontested director elections;
●No non-shareholder-approved pill; and
●An annually elected board.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
●Shareholders’ current right to call special meetings;
●Minimum ownership threshold necessary to call special meetings (10 percent preferred);
●The inclusion of exclusionary or prohibitive language;
●Investor ownership structure; and
●Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
●Scope and rationale of the proposal; and
●Concerns identified with the company’s prior meeting practices.
CAPITAL/RESTRUCTURING
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
●If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
●If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
B-9

●In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
●The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
●On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
●The company has a non-shareholder approved poison pill (including an NOL pill); or
●The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
●In, or subsequent to, the company's most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
●The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
●A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
●twice the amount needed to support the transactions on the ballot, and
●the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
●Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
B-10

●Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
●Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
●Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
●Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
●Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
SPECIAL PURPOSE ACQUISITION CORPORATIONS (SPACS) - PROPOSALS FOR EXTENSIONS
The main purpose of SPACs is to identify and acquire a viable target within a specified timeframe, and failure to achieve this objective within the allotted time calls into question management's ability to execute its primary objective. The end of that timeframe is generally referred to as the termination date.
General Recommendation: Generally support requests to extend the termination date by up to one year from the SPAC's original termination date (inclusive of any built-in extension options, and accounting for prior extension requests).
Other factors that may be considered include: any added incentives, business combination status, other amendment terms, and, if applicable, use of money in the trust fund to pay excise taxes on redeemed shares.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
●Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
●Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
●Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
●Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
●Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
B-11

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
●There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
●The company maintains significant problematic pay practices; or
●The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
●There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
●The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
●The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
1. Peer Group15 Alignment:
●The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
●The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
●The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2. Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years– i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
●The ratio of performance- to time-based incentive awards;
●The overall ratio of performance-based compensation to fixed or discretionary pay;
●The rigor of performance goals;
●The complexity and risks around pay program design;
●The transparency and clarity of disclosure;
●The company's peer group benchmarking practices;
●Financial/operational results, both absolute and relative to peers;
●Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●Realizable pay17 compared to grant pay; and
●Any other factors deemed relevant.
B-12

Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
●Problematic practices related to non-performance-based compensation elements;
●Incentives that may motivate excessive risk-taking or present a windfall risk; and
●Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
●Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●Extraordinary perquisites or tax gross-ups;
●New or materially amended agreements that provide for:
●Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
●CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
●CIC excise tax gross-up entitlements (including “modified” gross-ups);
●Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
●Liberal CIC definition combined with any single-trigger CIC benefits;
●Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
●Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason); or
●Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS' U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
●Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●Duration of options backdating;
●Size of restatement due to options backdating;
●Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
●Failure to respond to majority-supported shareholder proposals on executive pay topics; or
●Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
●Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
●Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
●Disclosure of specific and meaningful actions taken to address shareholders' concerns;
B-13

●Other recent compensation actions taken by the company;
●Whether the issues raised are recurring or isolated;
●The company's ownership structure; and
●Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●SVT based only on new shares requested plus shares remaining for future grants.
Plan Features:
●Quality of disclosure around vesting upon a change in control (CIC);
●Discretionary vesting authority;
●Liberal share recycling on various award types;
●Lack of minimum vesting period for grants made under the plan;
●Dividends payable prior to award vesting.
Grant Practices:
●The company’s three-year burn rate relative to its industry/market cap peers;
●Vesting requirements in CEO’s recent equity grants (3-year look-back);
●The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
●Whether the company maintains a sufficient claw-back policy;
●Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors (“overriding factors”) apply:
●Awards may vest in connection with a liberal change-of-control definition;
●The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it– for NYSE and Nasdaq listed companies– or by not prohibiting it when the company has a history of repricing– for non-listed companies);
●The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
●The plan is excessively dilutive to shareholders’ holdings;
●The plan contains an evergreen (automatic share replenishment) feature; or
●Any other plan features are determined to have a significant negative impact on shareholder interests.
B-14

SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach– E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
●If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
●If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
●The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's practices related to the issue(s) raised in the proposal;
●If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
●The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
●Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
●The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
●Whether the company has sought and received third-party approval that its targets are science-based;
●Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
●Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
●Whether the company’s climate data has received third-party assurance;
●Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
●Whether there are specific industry decarbonization challenges; and
●The company’s related commitment, disclosure, and performance compared to its industry peers.
Say on Climate (SoC) Shareholder Proposals
General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
●The completeness and rigor of the company’s climate-related disclosure;
●The company’s actual GHG emissions performance;
B-15

●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
●Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
●Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure compared to industry peers; and
●Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
●The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●The company's level of disclosure is comparable to that of industry peers; or
●There are no significant controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
●Whether the company provides disclosure of year-over-year GHG emissions performance data;
●Whether company disclosure lags behind industry peers;
●The company's actual GHG emissions performance;
●The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
●Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
●The company’s established process or framework for addressing racial inequity and discrimination internally;
●Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
●Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
●Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
●The company’s track record in recent years of racial justice measures and outreach externally; and
●Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
●The scope and prescriptive nature of the proposal;
●The company's current level of disclosure regarding its environmental and social performance and governance;
B-16

●The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
●Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
FOOTNOTES
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
6
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
8
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
9
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
10
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
13
“Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
14
The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P1500 companies.
18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
19
Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.
BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)
The Company has adopted, as its proxy voting policies for each Fund for which BLACKROCK acts as subadvisor (“each Fund”), the proxy voting guidelines of BLACKROCK. The Company has delegated to BLACKROCK the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BLACKROCK's role in implementing such guidelines.
BLACKROCK votes (or refrains from voting) proxies for each Fund in a manner that BLACKROCK, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BLACKROCK may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BLACKROCK's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BLACKROCK recalling loaned securities in order to ensure they are voted. Periodically, BLACKROCK analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy
B-17

voting policies or procedures are necessary in light of any regulatory changes. BLACKROCK will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BLACKROCK's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BLACKROCK may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BLACKROCK votes (or refrains from voting) proxies without regard to relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BLACKROCK or BLACKROCK’s affiliates. For more information, see BLACKROCK's active and non-index equity proxy voting guidelines at https://www.blackrock.com/corporate/literature/publication/blackrock-active-investment-stewardship-engagement-and-voting-guidelines.pdf
BLACKROCK maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BLACKROCK or BLACKROCK’s affiliates (if any) from having undue influence on BLACKROCK’s proxy voting activity. In certain instances, BLACKROCK may determine to engage an independent third-party vote service provider to make vote recommendations as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.
B-18

Appendix C
Portfolio Managers
INVESTMENTS IN EACH FUND
Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2025[1]
BlackRock Investment Management, LLC
Peter Tsang	NVIT iShares® Fixed Income ETF Fund	None
	NVIT iShares® Global Equity ETF Fund	None
Suzanne Ly, CFA, FRM	NVIT iShares® Fixed Income ETF Fund	None
	NVIT iShares® Global Equity ETF Fund	None
1
This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
DESCRIPTION OF COMPENSATION STRUCTURE
BlackRock Investment Management, LLC (“BlackRock”)
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation– Mr. Tsang
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Tsang is not measured against a specific benchmark.
Discretionary Incentive Compensation– Ms. Ly
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio
C-1

manager relative to the various benchmarks.  Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for Ms. Ly is a combination of market-based indices (MSCI Developed, MSCI World, Russell 1000, Bloomberg U.S. Universal Index), certain customized indices and certain fund industry peer groups.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
C-2

OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts, including the Fund(s), for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.
Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2025
BlackRock Investment Management, LLC
Peter Tsang	Mutual Funds: 29 accounts, $98.50 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 101 accounts, $15.80 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 33 accounts, $9.62 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Suzanne Ly, CFA, FRM	Mutual Funds: 22 accounts, $12.29 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 12 accounts, $7.80 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
POTENTIAL CONFLICTS OF INTEREST
BlackRock Investment Management, LLC (“BlackRock”)
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
C-3

Appendix D
5% Shareholders
Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT ISHARES FIXED INCOME ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8,537,418.336	93.26%
NVIT ISHARES FIXED INCOME ETF FUND CLASS II	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	617,362.925	6.74%
NVIT ISHARES FIXED INCOME ETF FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	928,757.828	65.66%
NVIT ISHARES FIXED INCOME ETF FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	321,423.484	22.73%
NVIT ISHARES FIXED INCOME ETF FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	163,417.023	11.55%
NVIT ISHARES GLOBAL EQUITY ETF FUND CLASS II	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,259,953.590	94.09%
D-1

Fund Name/Class	Shareholder Name/Address	Number of Shares	% of Ownership
NVIT ISHARES GLOBAL EQUITY ETF FUND CLASS II	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	267,342.471	5.91%
NVIT ISHARES GLOBAL EQUITY ETF FUND CLASS Y	JEFFERSON NATIONAL LIFE INS CO C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	407,538.509	68.91%
NVIT ISHARES GLOBAL EQUITY ETF FUND CLASS Y	NATIONWIDE LIFE INSURANCE COMPANY NWVA-15 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	129,584.689	21.91%
NVIT ISHARES GLOBAL EQUITY ETF FUND CLASS Y	NATIONWIDE LIFE & ANNUITY INSURANCE NWVL-G C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	53,573.456	9.06%
D-2

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
(a)
Second Amended and Restated Agreement and Declaration of Trust, dated as of June 17, 2009 (the “Amended
Declaration”), of the Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or
“NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(b)
Third Amended and Restated Bylaws, dated as of August 28, 2020 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-28.b with the Trust’s registration statement on September 15, 2020, is hereby incorporated by reference.

(c)
Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Articles II and VII of the
Amended Bylaws, incorporated by reference to Exhibits (a) and (b), respectively, define the rights of holders of shares.

(d)	Investment Advisory Agreements
(1)
Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”), dated May 1, 2007, previously filed as Exhibit EX-99.d.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(a)
Exhibit A to the Investment Advisory Agreement, amended October 1, 2025, previously filed as Exhibit
EX-28.d.1.a with the Trust’s registration statement on January 2, 2026, is hereby incorporated by reference.

(2)
Investment Advisory Agreement among the Trust and NFA, dated October 16, 2017, previously filed as Exhibit
EX-28.d.2 with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(a)
Exhibit A to the Investment Advisory Agreement, amended March 12, 2025, previously filed as Exhibit
EX-28.d.2.a with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

	(3)	Subadvisory Agreements
(a)
Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC,
dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)
Exhibit A to the Amended Subadvisory Agreement, amended January 10, 2017, previously filed as
Exhibit EX-28.d.2.d.i with the Trust’s registration statement on February 3, 2017, is hereby incorporated by reference.

(b)
Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP, dated March 24,
2008, previously filed as Exhibit EX-23.d.2.aa with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended September 19, 2017, previously filed as Exhibit
EX-28.d.3.l.i with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(c)
Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC, dated June 17, 2013, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(i)
Amendment to Exhibit A to the Subadvisory Agreement, as amended October 1, 2025, previously filed as Exhibit EX-28.d.3.c.i with the Trust’s registration statement on January 2, 2026, is hereby incorporated by reference.

(d)
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated September 3,
2014, previously filed as Exhibit EX-28.2.aa with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(i)
Exhibits A and B to the Subadvisory Agreement, amended May 1, 2015, previously filed as Exhibit
EX-28.2.bb.i with the Trust’s registration statement on April 21, 2015, is hereby incorporated by reference.

(e)
Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management, Inc., dated
December 10, 2015, previously filed as Exhibit EX-16.6.b.xxvii with the Trust’s registration statement on
Form N-14 on December 22, 2015, is hereby incorporated by reference.

(f)
Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, dated January 1,
2008, previously filed as Exhibit EX-23.d.2.v with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

	(i)	Exhibit A to the Subadvisory Agreement, amended May 1, 2013, previously filed as Exhibit EX-28.d.2.k.i with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.
(g)
Subadvisory Agreement among the Trust, NFA and DoubleLine Capital LP, dated October 16, 2017, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on October 16, 2017, is hereby incorporated by reference.

(h)
Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC, dated July 2,
2018, previously filed as Exhibit EX-28.d.3.cc with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, as amended March 12, 2025, previously filed as Exhibit
EX-28.d.3.i.i with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

(i)
Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc., dated May 24, 2019, previously filed as Exhibit EX-28.d.3.dd with the Trust’s registration statement on July 16, 2019, is hereby incorporated by reference.

(j)
Subadvisory Agreement among the Trust, NFA and Goldman Sachs Asset Management, L.P., dated June 13,
2019, previously filed as Exhibit EX-28.d.3.ee with the Trust’s registration statement on October 4, 2019, is hereby incorporated by reference.

(k)
Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management Inc., dated June 13,
2019, previously filed as Exhibit EX-28.d.3.ff with the Trust’s registration statement on July 26, 2019, is hereby incorporated by reference.

	(i)	Amendment to Subadvisory Agreement, dated March 10, 2021, previously filed as Exhibit EX-28.d.3.z.i with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.
	(ii)	Amendment to Subadvisory Agreement, dated June 15, 2022, previously filed as Exhibit EX-28.d.3.s.ii with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.
(iii)
Amendment to Subadvisory Agreement, as amended January 1, 2025 and March 12, 2025, previously filed as Exhibit EX-28.d.m.iii with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

	(iv)	Amendment to Subadvisory Agreement, as amended July 1, 2025, previously filed as Exhibit EX-28.d.l.iv with the Trust’s registration statement on January 2, 2026, is hereby incorporated by reference.
(l)
Subadvisory Agreement among the Trust, NFA and Jacobs Levy Equity Management, Inc., dated
September 13, 2019, previously filed as Exhibit EX-28.d.3.gg with the Trust’s registration statement on
October 4, 2019, is hereby incorporated by reference.

(i)
Exhibit A to the Subadvisory Agreement, amended February 21, 2023, previously filed as Exhibit
EX-28.d.3.t.i with the Trust’s registration statement on January 18, 2023, is hereby incorporated by reference.

(m)
Subadvisory Agreement among the Trust, NFA and Putnam Investment Management, LLC, dated February 3,
2025, previously filed as Exhibit EX-28.d.3.o with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

		(n)
Subadvisory Agreement among the Trust, NFA and Dreyfus, a division of Mellon Investments Corporation, dated September 1, 2023, previously filed as Exhibit EX-28.d.3.s with the Trust’s registration statement on
April 18, 2024, is hereby incorporated by reference.

		(o)
Subadvisory Agreement among the Trust, NFA and Newton Investment Management North America, LLC,
effective August 31, 2021, previously filed as Exhibit EX-28.d.3.aa with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

			(i)
Exhibit A to the Subadvisory Agreement, amended October 1, 2024, previously filed as Exhibit
EX-28.d.3.t.i with the Trust’s registration statement on December 17, 2024, is hereby incorporated by reference.

		(p)
Subadvisory Agreement among the Trust, NFA and Allspring Global Investments, LLC, effective
November 1, 2021, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

		(q)
Subadvisory Agreement among the Trust, NFA and Loomis, Sayles & Company, L.P., effective June 30, 2021, previously filed as Exhibit EX-28.d.3.z with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

			(i)
Exhibit A to the Subadvisory Agreement, amended April 14, 2025, previously filed as Exhibit
EX-28.d.3.s.i with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

		(r)
Subadvisory Agreement among the Trust, NFA and Victory Capital Management Inc., effective December 9,
2021, previously filed as Exhibit EX-28.d.3.bb with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

			(i)
Exhibit A to the Subadvisory Agreement, as amended March 31, 2025, previously filed as Exhibit
EX-28.d.3.u.i with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

		(s)
Subadvisory Agreement among the Trust, NFA and GQG Partners LLC, effective March 12, 2025, previously filed as Exhibit EX-28.d.3.v with the Trust’s registration statement on July 1, 2025, is hereby incorporated by reference.

		(t)
Subadvisory Agreement among the Trust, NFA and FIAM LLC, effective January 8, 2025, previously filed as
EX-28.d.3.w with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

			(i)
Exhibit A to the Subadvisory Agreement, as amended March 12, 2025, previously filed as Exhibit
EX-28.d.3.w.i with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

	(4)	Fund of Funds Investment Agreements
		(a)
Fund of Funds Investment Agreement among the Trust, NFA and American Funds Insurance Series, effective
January 19, 2022, previously filed as Exhibit EX-28.d.4.a with the Trust’s registration statement on
January 12, 2022, is hereby incorporated by reference.

		(b)
Fund of Funds Investment Agreement among the Trust, BlackRock Variable Series Funds, Inc. and BlackRock
Advisors, LLC, effective January 19, 2022, previously filed as Exhibit EX-28.d.4.b with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

		(c)
Fund of Funds Investment Agreement among the Trust, Nationwide Mutual Funds, BlackRock ETF Trust,
BlackRock ETF Trust II, iShares Trust, iShares, Inc. and iShares U.S. ETF Trust, effective January 19, 2022, previously filed as Exhibit EX-28.d.4.c with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(e)	(1)
Underwriting Agreement between the Trust and Nationwide Fund Distributors, LLC (“NFD”), dated May 1, 2007, previously filed as Exhibit EX-99.e with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)
Schedule A to the Underwriting Agreement, amended March 12, 2025, previously filed as Exhibit
EX-28.e.1.a with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

(f)	Not applicable.
(g)	(1)
Global Custody Agreement between the Trust and JPMorgan Chase National Association (formerly, JPMorgan
Chase Bank), dated April 4, 2003, previously filed as Exhibit EX-23.g.2 with the Trust’s registration statement on
April 28, 2003, is hereby incorporated by reference.

		(a)	Waiver to Global Custody Agreement, dated May 2, 2005, previously filed as Exhibit EX-23.g.1.b with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.
(b)
Rider to Global Custody Agreement Cash Trade Execution Product, dated April 4, 2003, previously filed as
Exhibit EX-23.g.1.d with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(c)	Concentration Accounts Agreement, dated December 2, 2009, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.
(d)
Amendment to Global Custody Agreement, dated December 2, 2009, previously filed as Exhibit EX-16.9.a.iv with the Trust’s registration statement on Form N-1A on October 28, 2020, is hereby incorporated by reference.

		(e)	Amendment to Global Custody Agreement, dated March 8, 2012, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on September 15, 2020, is hereby incorporated by reference.
(f)
Amendment to Global Custody Agreement, dated December 9, 2015, previously filed as Exhibit EX-16.9.a.iii with the Trust’s registration statement on Form N-14 on December 22, 2015, is hereby incorporated by reference.

(g)
Amendment to Global Custody Agreement, effective February 1, 2022, previously filed as Exhibit
EX-28.g.1.g with the Trust’s registration statement on April 19, 2022, is hereby incorporated by reference.

		(h)	Amendment to Global Custody Agreement, effective as of March 12, 2025, previously filed as EX-28.g.1.h with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.
(h)	(1)
Joint Fund Administration and Transfer Agency Agreement between the Trust, Nationwide Mutual Funds and
Nationwide Fund Management LLC (“NFM”), dated May 1, 2010, previously filed as Exhibit EX-28.h.1 with the
Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(a)
Schedule C of the Joint Fund Administration and Transfer Agency Agreement, amended September 1, 2012, previously filed as Exhibit EX-28.h.1.a with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(2)
Administrative Services Plan, dated May 1, 2007, amended March 12, 2025, previously filed as Exhibit EX-28.h.2 with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

(3)
Expense Limitation Agreement between the Trust and NFA, dated May 1, 2007, previously filed as Exhibit
EX-23.h.3 with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(a)
Amendment to the Expense Limitation Agreement, dated December 11, 2012, previously filed as Exhibit
EX-28.h.3.b with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(b)
Amendment to the Expense Limitation Agreement, dated May 1, 2017, previously filed as Exhibit
EX-28.h.3.b with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

(c)
Amendment to the Expense Limitation Agreement, dated July 1, 2018, previously filed as Exhibit
EX-28.h.3.c with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

		(d)	Exhibit A to the Expense Limitation Agreement, amended as of May 1, 2026, is filed herewith as Exhibit EX-28.h.3.d.
(4)
Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated May 2,
2005, assigning NVIT-MA’s title, rights, interests, benefits and privileges in and to certain contracts in the
Agreement, previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(5)
Fund Participation Agreement among NFM, Nationwide Financial Services, Inc. (“NFS”), American Funds
Insurance Series and Capital Research and Management Company, dated May 1, 2007, previously filed as Exhibit
EX-23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(6)
Master-Feeder Services Agreement between the Trust and NFM, dated May 1, 2007, for the American Funds NVIT
Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund,
American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder
Funds”), previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(7)
Amended and Restated Fee Waiver Agreement between the Trust and NFM, dated May 1, 2021, relating to the
NVIT American Funds Asset Allocation Fund, NVIT American Funds Bond Fund, NVIT American Funds Global
Growth Fund, NVIT American Funds Growth Fund, and NVIT American Funds Growth-Income Fund, previously filed as Exhibit EX-28.h.7 with the Trust’s registration statement on April 15, 2021, is hereby incorporated by reference.

(8)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2024, relating to the NVIT BlackRock
Managed Global Allocation Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT Blueprint® Aggressive
Fund, NVIT Blueprint® Moderately Aggressive Fund, NVIT Blueprint® Capital Appreciation Fund, NVIT
Blueprint® Moderate Fund, NVIT Blueprint® Balanced Fund, NVIT Blueprint® Moderately Conservative Fund,
NVIT Blueprint® Conservative Fund, NVIT Blueprint® Managed Growth Fund, NVIT Blueprint® Managed
Growth & Income Fund, NVIT GQG US Quality Equity Fund (formerly, NVIT Calvert Equity Fund), NVIT BNY
Mellon Dynamic U.S. Equity Income Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan
Large Cap Growth Fund and NVIT J.P. Morgan US Technology Leaders Fund, previously filed as Exhibit EX-28.h.8 with the Trust’s registration statement on April 17, 2025, is hereby incorporated by reference.

(9)
Fund Participation Agreement among NFA, NFD, and NFS, dated May 2, 2005, previously filed as Exhibit
EX-28.h.22 with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(i)
Form of Amendment to the Fund Participation Agreement by and among NFA, NFD, and NFS, dated May 1,
2013, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.22.i with the Trust’s registration statement on April 22, 2013, is hereby incorporated by reference.

(10)
Participation Agreement among the Trust, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares U.S. ETF
Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., relating to certain series of the Trust, dated
September 10, 2014, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on February 12,
2015, is hereby incorporated by reference.

(11)
Fund of Funds Participation Agreement among the Trust, NFA, WisdomTree Trust and WisdomTree Asset
Management, Inc., dated September 10, 2014, relating to certain series of the Trust, previously filed as Exhibit
EX-28.h.25 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(12)
Purchasing Fund Agreement among the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-
Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed
Exchange-Traded Fund Trust, relating to certain series of the Trust, dated September 10, 2014, previously filed as
Exhibit EX-28.h.26 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(13)
Investing Fund Agreement between the Trust and Market Vectors ETF Trust, dated September 10, 2014, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on
February 12, 2015, is hereby incorporated by reference.

(14)
12(d)(1) Investing Agreement between the Trust and Vanguard Trusts, dated October 31, 2014, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.28 with the Trust’s registration statement on February 12,
2015, is hereby incorporated by reference.

(15)
Investing Fund Agreement between the Trust, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund
II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund
V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded
AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.29 with the Trust’s registration statement on February 12, 2015, is hereby incorporated by reference.

(16)
Expense Limitation Agreement between the Trust and NFA, dated May 1, 2017, relating to the BlackRock NVIT
Managed Global Allocation Fund, previously filed as Exhibit EX-28.h.21 with the Trust’s registration statement on
April 19, 2017, is hereby incorporated by reference.

(a)
Amendment to Expense Limitation Agreement, dated July 1, 2018, previously filed as Exhibit EX-28.h.21.a with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(b)
Amendment to Expense Limitation Agreement, dated September 13, 2023, previously filed as Exhibit
EX-28.h.16.b with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(c)
Amendment to Expense Limitation Agreement, dated September 13, 2023, previously filed as Exhibit
EX-28.h.16.c with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

(17)	Fee Waiver Agreement between the Trust and NFA, dated May 1, 2026, relating to the NVIT BlackRock Managed Global Allocation Fund, is filed herewith as Exhibit EX-28.h.17.
(18)
Form of Fund of Funds Participation Agreement among the Trust, on behalf of the BlackRock NVIT Managed
Global Allocation Fund, NFA, BlackRock Variable Series Funds, Inc., on behalf of certain series of its trust, and
BlackRock Advisors, LLC, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on
April 28, 2015, is hereby incorporated by reference.

(19)
Fee Waiver Agreement between the Trust and NFA, dated May 1, 2026, relating to the NVIT Blueprint® Aggressive
Fund, NVIT Blueprint® Moderately Aggressive Fund, NVIT Blueprint® Capital Appreciation Fund, NVIT
Blueprint® Moderate Fund, NVIT Blueprint® Balanced Fund, NVIT Blueprint® Moderately Conservative Fund
and NVIT Blueprint® Conservative Fund, is filed herewith as Exhibit EX-28.h.19.

(20)	Administrative Services Fee Waiver Agreement between the Trust and NFS, dated May 1, 2026, relating to the NVIT Government Money Market Fund, is filed herewith as Exhibit EX-28.h.20.
(21)	Fee Waiver Agreement between the Trust and NFA, dated May 1, 2026, relating to the NVIT Real Estate Fund, is filed herewith as Exhibit EX-28.h.21.
(22)
Amended and Restated Fee Waiver Agreement between the Trust and NFA, effective as of May 1, 2026, relating to the NVIT Allspring Discovery Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT GQG US Quality Equity
Fund (formerly, NVIT Calvert Equity Fund), NVIT Invesco Small Cap Growth Fund, NVIT Government Money
Market Fund, NVIT Jacobs Levy Large Cap Core Fund, NVIT Loomis Short Term Bond Fund, NVIT Victory Mid
Cap Value Fund, NVIT Multi-Manager Small Company Fund and NVIT Real Estate Fund, is filed herewith as
Exhibit EX-28.h.22.

(23)
Fee Waiver Agreement between the Trust and NFA, dated July 1, 2020, relating to the NVIT Government Money
Market Fund, previously filed as Exhibit EX-28.h.30 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

(24)	Fee Waiver Agreement between the Trust and NFA, dated July 1, 2025, relating to the NVIT GS Large Cap Equity Fund, is filed herewith as Exhibit EX-28.h.24.
(25)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2026, relating to the NVIT Government Money Market Fund, is filed herewith as Exhibit EX-28.h.25.
(26)	Investment Advisory Fee Waiver Agreement between the Trust and NFA, dated May 1, 2026, relating to the NVIT Government Money Market Fund, is filed herewith as Exhibit EX-28.h.26.
(27)	12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2026, relating to the NVIT International Index Fund, is filed herewith as Exhibit EX-28.h.27.
(28)
12b-1 Fee Waiver Agreement between the Trust and NFD, dated May 1, 2026, relating to the NVIT BlackRock
Managed Global Allocation Fund, NVIT Blueprint® Aggressive Fund, NVIT Blueprint® Moderately Aggressive
Fund, NVIT Blueprint® Capital Appreciation Fund, NVIT Blueprint® Moderate Fund, NVIT Blueprint® Balanced
Fund, NVIT Blueprint® Moderately Conservative Fund, NVIT Blueprint® Conservative Fund, NVIT Blueprint®
Managed Growth Fund, NVIT Blueprint® Managed Growth & Income Fund, NVIT BNY Mellon Dynamic
U.S. Equity Income Fund, NVIT DoubleLine Total Return Tactical Fund, NVIT GQG US Quality Equity Fund,
NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Large Cap Growth Fund and NVIT J.P.
Morgan US Technology Leaders Fund, is filed herewith as Exhibit EX-28.h.28.

(29)
Expense Limitation Agreement between the Trust and NFA, dated November 12, 2021, relating to the NVIT
AllianzGI International Growth Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Emerging
Markets Fund, NVIT Mid Cap Index Fund, NVIT Real Estate Fund, NVIT S&P 500 Index Fund, NVIT Wells Fargo
Discovery Fund, NVIT BNY Mellon Core Plus Bond Fund, and NVIT Managed American Funds Asset Allocation
Fund, previously filed as Exhibit EX-28.h.27 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(30)
Expense Limitation Agreement between the Trust and NFA, dated November 12, 2021, relating to the NVIT
American Funds Asset Allocation Fund and NVIT American Funds Growth Fund, previously filed as Exhibit
EX-28.h.28 with the Trust’s registration statement on January 12, 2022, is hereby incorporated by reference.

(31)
Expense Limitation Agreement between the Trust and NFA, dated May 24, 2024, relating to the NVIT Loomis Short
Term Bond Fund, previously filed as EX-28.h.29 with the Trust’s registration statement on December 17, 2024, is hereby incorporated by reference.

(32)
Expense Limitation Agreement between the Trust and NFA, dated November 14, 2025, relating to the NVIT
Blueprint Managed Growth & Income Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon
Dynamic U.S. Equity Income Fund, NVIT Fidelity Institutional AM Emerging Markets Fund, NVIT Government
Money Market Fund, NVIT International Equity Fund, NVIT International Index Fund, NVIT Invesco Small Cap
Growth Fund, NVIT Investor Destinations Capital Appreciation Fund, NVIT J.P. Morgan Inflation Managed Fund,
NVIT J.P. Morgan Large Cap Growth Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Loomis Short Term
Bond Fund, NVIT Managed American Funds Asset Allocation Fund, NVIT Mid Cap Index Fund, NVIT NASDAQ-
100 Index Fund, NVIT Putnam International Value Fund, NVIT S&P 500 Index Fund, NVIT Strategic Income Fund
and NVIT Victory Mid Cap Value Fund, previously filed as EX-28.h.31 with the Trust’s registration statement on
January 30, 2026, is hereby incorporated by reference.

(i)	Legal Opinion of Stradley Ronon Stevens & Young, LLP is filed herewith as Exhibit EX-28.i.
(j)	Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit EX-28.j.
(k)	Not applicable.
(l)	Not applicable.
(m)
Distribution Plan under Rule 12b-1, dated May 1, 2007, as amended March 12, 2025, previously filed as Exhibit EX-28.m with the Trust’s registration statement on April 11, 2025, is hereby incorporated by reference.

(n)	Rule 18f-3 Plan, dated May 1, 2007, as amended April 30, 2026, is filed herewith as Exhibit EX-28.n.
(o)	Not applicable.
(p)	(1)
Code of Ethics for NFA, the Trust and Nationwide Mutual Funds, amended November 2023, previously filed as
Exhibit EX-28.p.1 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(2)	Code of Ethics for NFD, dated January 1, 2024, previously filed as Exhibit EX-28.p.2 with the Trust’s registration statement on April 17, 2025, is hereby incorporated by reference.
	(3)	Code of Ethics for JPMorgan Asset Management (“JPMAM”), effective August 29, 2025, is filed herewith as Exhibit EX-28.p.3.
	(4)	Code of Business Conduct and Ethics for BlackRock, Inc. (and its subsidiaries), effective September 29, 2025, is filed herewith as Exhibit EX-28.p.4.
(5)
Code of Ethics for Capital Research and Management Company, dated April 2020, previously filed as Exhibit
EX-28.p.8 with the Trust’s registration statement on April 16, 2020, is hereby incorporated by reference.

	(6)	Code of Ethics for Allspring Global Investments, LLC, effective March 2, 2026, is filed herewith as Exhibit EX-28.p.6.
	(7)	Code of Ethics for Nationwide Asset Management, LLC, dated April 2025, is filed herewith as Exhibit EX-28.p.7.
(8)
Code of Ethics for Wellington Management Company, LLP, dated December 1, 2023, previously filed as Exhibit
EX-28.p.9 with the Trust’s registration statement on April 18, 2024, is hereby incorporated by reference.

	(9)	Code of Ethics and Personal Investment Policy for Lazard Asset Management LLC, dated 2025, is filed herewith as Exhibit EX-28.p.9.

(10)
Code of Ethics for Jacobs Levy Equity Management, Inc., revised January 2016, previously filed as Exhibit
EX-28.p.27 with the Trust’s registration statement on April 19, 2017, is hereby incorporated by reference.

	(11)	Code of Ethics for DoubleLine Capital LP, effective October 1, 2025, is filed herewith as Exhibit EX-28.p.11.
	(12)	Code of Ethics and Personal Trading Policy for North America for Invesco Advisers, Inc., effective January 2026, is filed herewith as Exhibit EX-28.p.12.
	(13)	Code of Ethics for GQG Partners, dated September 30, 2025, is filed herewith as Exhibit EX-28.p.13.
	(14)	Code of Ethics for Goldman Sachs Asset Management, L.P., dated July 03, 2025, is filed herewith as Exhibit EX-28.p.14.
	(15)	Code of Ethics for Personal Investing for FIAM LLC (2026 fund access version), is filed herewith as Exhibit EX-28.p.15.
	(16)	Personal Trading Policy and Code of Conduct for Dreyfus, a division of Mellon Investments Corporation, dated February 2025, is filed herewith as Exhibit EX-28.p.16.
	(17)	Code of Ethics Policy for Newton Investment Management North America, LLC, dated October 31, 2025, is filed herewith as Exhibit EX-28.p.17.
	(18)	Code of Ethics for Loomis, Sayles & Company, L.P., effective January 14, 2000, as amended December 10, 2025, is filed herewith as Exhibit EX-28.p.18.
	(19)	Code of Ethics for Victory Capital Management Inc., effective April 1, 2025, is filed herewith as Exhibit EX-28.p.19.
	(20)	Personal Investments and Insider Trading Policy for Putnam Investment Management, LLC, revised November 17, 2025, is filed herewith as Exhibit EX-28.p.20.
(q)	(1)
Power of Attorney with respect to the Trust for Keith F. Karlawish, dated June 14, 2017, previously filed as Exhibit
EX-28.q.7 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(2)
Power of Attorney with respect to the Trust for Carol A. Kosel, dated June 14, 2017, previously filed as Exhibit
EX-28.q.9 with the Trust’s registration statement on June 22, 2017, is hereby incorporated by reference.

(3)
Power of Attorney with respect to the Trust for Lorn C. Davis, dated January 1, 2021, previously filed as Exhibit
EX-28.q.10 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(4)
Power of Attorney with respect to the Trust for David E. Wezdenko dated January 1, 2021, previously filed as
Exhibit EX-28.q.11 with the Trust’s registration statement on March 24, 2021, is hereby incorporated by reference.

(5)
Power of Attorney with respect to the Trust for David Majewski, dated September 28, 2022, previously filed as
Exhibit EX-28.q.12 with the Trust’s registration statement on October 11, 2022, is hereby incorporated by reference.

(6)
Power of Attorney with respect to the Trust for Kristina Bradshaw, dated January 1, 2023, previously filed as Exhibit
EX-28.q.10 with the Trust’s registration statement on January 18, 2023, is hereby incorporated by reference.

(7)
Power of Attorney with respect to the Trust for Charlotte Petersen, dated January 1, 2023, previously filed as Exhibit
EX-28.q.11 with the Trust’s registration statement on January 18, 2023, is hereby incorporated by reference.

(8)
Power of Attorney with respect to the Trust for Tracy Bollin, dated July 1, 2025, previously filed as Exhibit
EX-28.q.10 with the Trust’s registration statement on January 2, 2026, is hereby incorporated by reference.

(9)
Power of Attorney with respect to the Trust for Joseph Aniano, dated November 13, 2025, previously filed as Exhibit
EX-28.q.11 with the Trust’s registration statement on January 2, 2026, is hereby incorporated by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is presently controlled by or under common control with Registrant.
ITEM 30. INDEMNIFICATION
Indemnification provisions for officers, directors and employees of the Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 28(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including, without limitation, Section 17(h) of the Investment Company Act of 1940 and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
(a)
Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. To the Registrant’s knowledge, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates.
Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.
Name and Address	Principal Occupation	Position with NFA	Position with Funds
Joseph N. Aniano	President and Chief Executive Officer of Nationwide Investment Management Group; Senior Vice President of Nationwide Mutual Insurance Company	President and Director	President, Chief Executive Officer and Principal Executive Officer
Lee T. Cummings	Senior Vice President and Head of Fund Operations of Nationwide Investment Management Group; Vice President of Nationwide Mutual Insurance Company	Senior Vice President	Senior Vice President and Head of Fund Operations
Nicholas T. Graham	Vice President of NFA and Chief Compliance Officer of NFA and the Trust; Vice President of Nationwide Mutual Insurance Company	Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer
Kevin Scheiderer	Vice President and Chief Tax Officer of Nationwide Mutual Insurance Company	Vice President-Chief Tax Officer	N/A
Denise L. Skingle	Senior Vice President, Finance & Strategy Legal and Corporate Secretary of Nationwide Mutual Insurance Company	Senior Vice President and Secretary	N/A

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Steve A. Ginnan	Senior Vice President, Director and Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A
Stephen R. Rimes	Vice President, Associate General Counsel and Secretary for Nationwide Investment Management Group; Vice President of Nationwide Mutual Insurance Company	Vice President, Associate General Counsel and Assistant Secretary	Secretary, Vice President and General Counsel
Hope C. Hacker	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A
Anthony Sutch	Vice President and Treasurer of Nationwide Mutual Insurance Company	Vice President and Assistant Treasurer	N/A
David A. Garman	Vice President-Enterprise Governance & Finance Legal of Nationwide Mutual Insurance Company	Vice President and Assistant Secretary	N/A
Mark E. Hartman	Sr. Counsel, Corporate Governance and Assistant Secretary of Nationwide Mutual Insurance Company	Assistant Secretary	N/A
David Dokko	Sr. Counsel, Corporate Governance and Assistant Secretary of Nationwide Mutual Insurance Company	Assistant Secretary	N/A
Craig Hawley	President and Chief Operating Officer of Nationwide Financial Services, Inc.	Director	N/A
Brian Leidich	Senior Investment Professional	Associate Vice President- Derivatives Risk Manager	N/A
Tonya G. Walker	Associate Vice President and Assistant Treasurer of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Treasurer	N/A
(b)
Information for the Subadvisers
(1)
BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT BlackRock Equity Dividend Fund, NVIT iShares Fixed Income ETF Fund, NVIT iShares Global Equity ETF Fund and NVIT NASDAQ-100 Index Fund. The directors and officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(2)
DoubleLine Capital LP (“DoubleLine”) acts as subadviser to the NVIT DoubleLine Total Return Tactical Fund. Except as noted below, no director, officer, or partner of DoubleLine have been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
Name and Position with DoubleLine	Other Company	Position with Other Company
Jeffrey E. Gundlach, Chief Executive Officer, Chief Investment Officer	DoubleLine Funds Trust, DoubleLine ETF Trust	Chairman of the Board of Trustees
Ronald R. Redell, Executive Vice President	DoubleLine Funds Trust	President, Interested Trustee
	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Chairman of the Board of Trustees
Earl Lariscy, General Counsel	DoubleLine Funds Trust	Vice President
	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President and Assistant Secretary
Jeffrey J. Sherman, Deputy Chief Investment Officer	DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities FundDoubleLine ETF Trust	Vice PresidentPresident
Youse Guia, Chief Compliance Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund, DoubleLine ETF Trust	Chief Compliance Officer
Cris Santa Ana, Chief Risk Officer	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Secretary
Patrick Townzen, Director of Operations	DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Yield Opportunities Fund	Vice President
(3)
Dreyfus, a division of Mellon Investments Corporation (“MIC”) acts as subadviser to the NVIT Government Money Market Fund. MIC also acts as an investment adviser or subadviser to other investment companies. To the knowledge of the Registrant, the directors and officers of MIC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(4)
FIAM LLC (“FIAM”) acts as subadviser to the NVIT Fidelity Institutional AM® Emerging Markets Fund and the NVIT Fidelity Institutional AM® Worldwide Fund. To the knowledge of the Registrant, no director, officer, or partner of FIAM has engaged in any other business, profession, vocation or employment of a substantial nature during the last two fiscal years other than in their capacity as director, officer, employee, partner or trustee of affiliated entities.
(5)
Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect wholly owned subsidiary of The Goldman Sachs Group, Inc. and serves as subadviser to the NVIT GS Emerging Markets Equity Insights Fund, NVIT GS International Equity Insights Fund, NVIT GS Large Cap Equity Fund and NVIT GS Small Cap Equity Insights Fund. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. To the knowledge of the Registrant, the directors and officers of GSAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(6)
Invesco Advisers, Inc. (“Invesco”) acts as subadviser to the NVIT Invesco Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. Except as noted below, no director, officer, or partner of Invesco has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
The following table provides information with respect to the principal executive officer and the directors of Invesco.
Registrant's investment sub-adviser, Invesco is located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309. In addition to providing sub-advisory services, Invesco, through its subsidiaries, engages in the business of investment management on an international basis. The directors, officers, or partners of Invesco have held, during the past two fiscal years, the following positions of a substantial nature.
Name	Position
L. Allison Dukes	Director
Todd Kuehl	Chief Compliance Officer
Greg Ketron	Treasurer
Mark Gregson	Chief Accounting Officer and Controller
Terry Gibson Vacheron	Chief Financial Officer
Jeffrey H. Kupor	Director
Crissie M. Wisdom	Anti-Money Laundering Compliance Officer
Tony Wong	Director, Chairman, President, Chief Executive Officer
(7)
Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT U.S. 130/30 Equity Fund, NVIT Jacobs Levy Large Cap Core Fund, and NVIT Jacobs Levy Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Jacobs Levy have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(8)
J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co., acts as subadviser to the NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large Cap Growth Fund, NVIT J.P. Morgan US Technology Leaders Fund, NVIT J.P. Morgan Inflation Managed Fund and NVIT J.P. Morgan Equity and Options Total Return Fund (formerly, NVIT AQR Large Cap Defensive Style Fund). The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates.
(9)
Lazard Asset Management LLC (“Lazard”) acts as subadviser to the NVIT International Equity Fund. The directors and officers of Lazard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.
(10)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) acts as subadviser to the NVIT Loomis Core Bond Fund, NVIT Loomis Short Term Bond Fund and NVIT Loomis Short Term High Yield Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the last two fiscal years 2024 and 2025.
Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Pramila Agrawal Portfolio Manager, Head of Custom Income Strategies and Director	None.	None.
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Representative of Loomis Sayles as a corporate Director
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles (Netherlands) B.V. Stadsplateau 7, Utrecht, Netherlands 3521 AZ	Managing Director
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Chairman of the Supervisory Board (2022– 2024)
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Matthew J. Eagan Portfolio Manager and Head of Full Discretion and Director	None.	None.
Daniel J. Fuss Vice Chairman and Director	None.	None.
John R. Gidman Chief Operating Officer and Director	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and President
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Executive Officer
David L. Giunta Director	Natixis Investment Managers, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	AEW Capital Management, Inc. Two Seaport Lane, Boston, MA 02210	Director
	Gateway Investment Advisers, LLC 312 Walnut Street, Cincinnati, OH 45202	Member of the Board of Managers

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago IL 60606	Director
	Vaughan Nelson Investment Management, Inc. 600 Travis Street, Suite 3800 Houston, TX 77002	Director
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Aziz V. Hamzaogullari Founder, Chief Investment Officer and Portfolio Manager, Growth Equity Strategies, and Director	None.	None.
Maurice Leger Head of Global Distribution and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022– 2024)
Richard G. Raczkowski Co-Head and Portfolio Manager, Relative Return, and Director	None.	None.
Rebecca O’Brien Radford General Counsel, Secretary and Director (1/1/23 to present)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022– 2024)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and Secretary
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and General Counsel
Philippe Setbon Director	Natixis Investment Managers 59, avenue Pierre Mendès-France,75013 Paris, France	Chief Executive Officer (Directeur général)
	Natixis 7 Promenade Germaine Sablon, 75013 Paris, France	Member of Senior Management Committee; Deputy Chief Executive Officer (directeur général délégué)
	Natixis TradEx Solutions 59 avenue Pierre Mendès-France, 75013 Paris, France	Director (2020– 2024)
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606	Director
	AEW Europe 43 avenue Pierre Mendès-France 75013 Paris, France	Chair of the Board of Directors (Président du conseil d'administration)
	DNCA Finance 19 place Vendôme 75001 Paris, France	Chair of Supervisory Board (Président du comité de surveillance)
	AEW Capital Management, Inc. Two Seaport Lane, Boston Massachusetts 02210	Director
Susan L. Sieker Chief Financial Officer and Director	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022– 2024)
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and Treasurer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
David L. WaldmanChief Investment Officer and Director	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022– 2024)
(11)
Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Government Bond Fund, NVIT Investor Destinations Managed Growth Fund, NVIT Investor Destinations Managed Growth & Income Fund, NVIT Blueprint® Managed Growth Fund, NVIT Blueprint® Managed Growth & Income Fund, NVIT Managed American

Funds Asset Allocation Fund, NVIT Managed American Funds Growth-Income Fund, and NVIT BlackRock Managed Global Allocation Fund. To the knowledge of the Registrant, the directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.
(12)
Newton Investment Management North America, LLC (“NIMNA”) acts as a subadviser to the NVIT BNY Mellon Dynamic U.S. Core Fund and NVIT BNY Mellon Dynamic U.S. Equity Income Fund. The directors and officers of NIMNA have not been engaged in any other business or profession of substantial nature during the past two fiscal years.
(13)
Putnam Investment Management, LLC (“Putnam”) acts as subadviser to the NVIT Putnam International Value Fund. Consistent with our commitment to the company’s Code of Ethics and Business Conduct, employees subject to any business restrictions and requirements may be permitted to engage in outside business employment. Outside employment/outside business activities include self-employment, serving as a general partner, officer or employee of any business organization that is not affiliated with Franklin Templeton (FT), receiving compensation in any form from a business organization that is not affiliated with FT, or any activity that is not associated with employment with FT including holding, or running for, public or elected office. Services for not-for-profit companies, charitable groups, and eleemosynary organizations are excluded. Outside employment activities must satisfy at a minimum the following criteria:
•
It is free of any actions that could be considered or give the appearance of a conflict of interest.
•
It is free of any actions that could be considered violations of federal, state, and self-regulatory agencies rules and regulations.
•
It is free of any actions that may be damaging to the reputation of the firm.
•
It must not adversely affect the employee’s ability to properly perform his or her job responsibilities.
In addition, no employee of FT may serve as an Outside Director of a non-affiliated, for-profit, public, or private company, without receiving prior written approval from (i) the appropriate member of the FT Executive Committee or their designee, and (ii) the appropriate Chief Compliance Officer or their designee (“FT CCO”).
(14)
Wellington Management Company LLP (“Wellington Management”) acts as subadviser to the NVIT Real Estate Fund. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.
(15)
Allspring Global Investments, LLC (“Allspring”) acts as subadviser to the NVIT Allspring Discovery Fund. To the knowledge of the Registrant, no director, officer, or partner of Allspring has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity as director, officer, employee, partner or trustee outside of Allspring.
(16)
Victory Capital Management Inc. (“Victory Capital”) acts as a subadviser to the NVIT Strategic Income Fund and the NVIT Victory Mid Cap Value Fund. Victory Capital is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of the Registrant, the directors and officers of Victory Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.(17)GQG Partners LLC (“GQG”), located at 350 East Las Olas Boulevard, 18th Floor, Fort Lauderdale, Florida 33301, acts as subadviser to the NVIT GQG US Quality Equity Fund. GQG is a Delaware limited liability company founded in 2016 and is an SEC registered investment adviser. GQG is a wholly owned subsidiary of GQG Partners Inc., a Delaware corporation that is listed on the Australian Securities Exchange. The majority owner of GQG Partners Inc. is QVFT, LLC, which is controlled by Rajiv Jain, GQG’s Chairman and Chief Investment Officer.
GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.
ITEM 32. PRINCIPAL UNDERWRITERS
(a)
NFD, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.

(b)
Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below is One Nationwide Plaza, Columbus, Ohio 43215.
Name:	Position with NFD:	Position with Registrant:
Holly A. Butson	Chief Compliance Officer	N/A
Lee T. Cummings	President	Senior Vice President and Head of Fund Operations
Ewan T. Roswell	Associate Vice President and Treasurer	N/A
Denise L. Skingle	Senior Vice President and Secretary	N/A
Jennifer L. Monnin	Chief Marketing Officer	N/A
Craig Hawley	Manager	N/A
Steven A. Ginnan	Manager	N/A
Joseph N. Aniano	Manager	President, Chief Executive Officer and Principal Executive Officer
(c)
Not applicable.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
J.P. Morgan Investor Services Co.
1 Beacon Street
Boston, MA 02108-3002
Nationwide Variable Insurance Trust
One Nationwide Plaza
Columbus, Ohio 43215
ITEM 34. MANAGEMENT SERVICES
Not applicable.
ITEM 35. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment Nos. 268/285 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Columbus, and State of Ohio, on this 16th day of April, 2026.
NATIONWIDE VARIABLE INSURANCE TRUST

BY:	/s/ Allan J. Oster
Allan J. Oster, Assistant Secretary and Attorney-In-Fact for Registrant
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.
Signature & Title
/s/ Joseph Aniano*
Joseph Aniano, President, Chief
Executive Officer and Principal Executive Officer
/s/ David Majewski*
David Majewski, Treasurer and Principal Financial Officer
/s/ Lorn C. Davis*
Lorn C. Davis, Trustee
/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee and Chairman
/s/ Carol A. Kosel*
Carol A. Kosel, Trustee
/s/ David E. Wezdenko*
David E. Wezdenko, Trustee
/s/ Charlotte Petersen*
Charlotte Petersen, Trustee
/s/ Kristina Bradshaw*
Kristina Bradshaw, Trustee
/s/ Tracy Bollin*
Tracy Bollin, Trustee
*BY:/s/ Allan J. Oster
Allan J. Oster, Assistant Secretary and Attorney-In-Fact for Registrant